UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Emerging Markets Bond Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview

Summary

>	Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund) Class 2 shares returned 11.42% from the Fund’s commencement of operations on April 30, 2012 through December 31, 2012.

>	The fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 11.09% for the same period.

>	Country positioning, sector selection and currency exposures overall contributed positively to the Fund’s relative results, while duration positioning was a modest detractor.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	Life
Class 1	04/30/12	11.58
Class 2	04/30/12	11.42
JPMorgan Emerging Markets Bond Index-Global		11.09

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Jim Carlen, CFA

Country Breakdown (%) (at December 31, 2012)
Argentina	2.3
Bolivia	0.5
Brazil	6.7
Colombia	7.0
Dominican Republic	2.2
El Salvador	0.5
Georgia	0.3
Guatemala	0.4
Hungary	1.1
Indonesia	9.1
Kazakhstan	2.0
Latvia	0.3
Lithuania	1.6
Mexico	8.8
Mongolia	0.4
Morocco	0.3
Panama	0.1
Peru	3.6
Philippines	1.8
Poland	1.4
Qatar	1.0
Republic of Namibia	1.1
Republic of the Congo	0.4
Romania	0.9
Russian Federation	15.1
South Africa	0.9
South Korea	0.9
Trinidad and Tobago	1.4
Turkey	6.3
Ukraine	1.4
United Arab Emirates	1.6
United States (a)	1.7
Uruguay	6.9
Venezuela	9.7
Zambia	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the period from the Fund’s commencement of operations on April 30, 2012 through December 31, 2012, the Fund’s Class 2 shares returned 11.42%. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 11.09% for the same period. Country positioning, sector selection and currency exposures overall contributed positively to the Fund’s relative results, while duration positioning was a modest detractor.

Emerging Market Bonds Experienced Strong But Volatile Period

Overall, emerging market bonds had a strong reporting period yet a volatile one as a series of exogenous factors buffeted the emerging markets. Emerging market bonds experienced a particularly volatile time during the start of the reporting period, as the markets moved from one source of European Union (EU) worry to another, from Greek and French elections, to forming a government in Greece and reaffirming its adjustment program, to renewed concerns about Spanish banks and how the EU will aid in its recapitalization. This renewed volatility detracted from already fragile global economic growth trends.

The last six months of the reporting period were generally strong for emerging market bonds. During the third calendar quarter, the EU made some important progress in reducing the risk of reigniting a global panic with its moves to provide resources for the Spanish banking sector, releasing another tranche of Greek assistance and starting to move toward a centralized banking authority. Of most significance perhaps was the European Central Bank’s (ECB) decision to use its Outright Monetary Transaction (OMT) program to purchase unlimited amounts of peripheral country debt conditioned on performance under an economic adjustment program. The U.S. Federal Reserve’s (the Fed) launch of its third round of quantitative easing, dubbed QE3, was another liquidity-enhancing move that supported risk markets. Still, while liquidity in the market was abundant and some important financial tail risks were reduced, global economic growth and trade decelerated.

The U.S. “fiscal cliff” drama took the spotlight from Europe during the fourth calendar quarter and generated most of the exogenous volatility in these months. The weak 13th hour agreement meant this remains a source of near-term volatility for all financial markets, as additional U.S. budget issues such as the debt ceiling and the expiration of the continuing resolution for government funding, must be addressed in February and March. Despite living in the shadow of developed market policy risks and a recession in the EU, most of the emerging markets benefited greatly from continued abundant liquidity emanating from the ECB’s OMT program and the Fed’s ongoing QE3 program. The new Abe administration in Japan pushed the Bank of Japan to join the liquidity party as well. Indeed, developed market monetary policy was an important source of support for global risk assets broadly, including emerging market bonds. Further supporting emerging market bond performance fundamentally was improved economic data coming out of both the developed and emerging markets toward the end of the reporting period.

4	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

Country, Sector and Currency Positioning Boosted Fund Performance

Country positioning overall boosted the Fund’s performance relative to the benchmark during the reporting period. Overweighted positions in the sovereign bonds of the Dominican Republic and Uruguay in Latin America and Russia and Romania in Eastern Europe contributed most positively to the Fund’s results. Also supporting Fund performance were underweighted allocations to the sovereign bonds of Brazil, Mexico, Poland and Panama, as, in general, those markets widely considered higher quality and lower risk lagged during the reporting period. Of course, there were disappointments as well. An overweighted position in Argentina’s sovereign bonds detracted most from Fund performance.

Sector selection contributed positively to the Fund’s results during the reporting period, especially an overweighted allocation to agency securities compared to the benchmark. Positions in the agency securities of Colombia, Russia and Indonesia were particularly strong performers for the Fund.

Exposures to local emerging market currencies added value, as several emerging market currencies appreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Uruguayan peso, the Colombian peso and the Russian ruble contributed positively to performance. Detracting from the Fund’s results were positions in bonds denominated in the Mexican peso and in the Indonesian rupiah.

Local interest rate exposure and greater local carry contributed to performance as well. In particular, exposure to Uruguayan and Mexican local interest rates helped during the reporting period.

Duration Positioning Modestly Hampered Returns

The Fund’s duration positioning modestly detracted from results during the reporting period. The Fund had a shorter U.S. duration than the benchmark for much of the reporting period, which hurt as U.S. Treasury yields declined.

A Time of Building

With the Fund launching on April 30, 2012, it was not a matter of making changes during the reporting period but rather a time of building the Fund’s portfolio in a prudent manner to reach its fully invested status.

That said, in the last few months of the reporting period, we modestly reduced the Fund’s exposure to Latin America and modestly increased its exposure to the EMEA (Europe, the Middle East and Africa) region, based on our analysis of relative valuations. We also moved at the margin to broaden the country diversification of the Fund’s local currency and local interest rate exposures. We additionally sought new ways to obtain local currency exposure. Finally, the Fund’s duration lengthened modestly toward the end of the reporting period, bringing it to a rather neutral stance with that of the benchmark, though a shorter than benchmark index U.S. duration was maintained.

At the end of the reporting period, the Fund remained overweight Latin America and select oil-producing countries relative to the benchmark and underweight Eastern Europe, the Middle East and Africa. The Fund was neutrally positioned in the emerging bond markets of Asia compared to the benchmark index. The Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively but in an increasingly diversified way. The Fund’s duration of 7.3 years was neutral to the benchmark and a material portion of this duration was comprised

Quality Breakdown (%) (at December 31, 2012)
AA rating	2.7
A rating	3.7
BBB rating	64.8
BB rating	11.8
B rating	16.4
CCC rating	0.2
Not rated	0.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

of non-U.S. dollar exposure. Relative to the benchmark, the Fund had its most significant overweight allocations to the bond markets of Uruguay, Colombia, Russia, Indonesia, Abu Dhabi and the Dominican Republic. Significant currency and local rates positions included Mexico, Uruguay, Russia and Indonesia.

Looking Ahead

The themes at the end of 2012 were abundant liquidity, as seen in record investment inflows to the emerging markets sectors, as well as some signs of improving global economic growth momentum, led by the major emerging market countries. Against these supportive factors were somewhat stretched emerging market valuations, especially in external debt, and the volatility generated by unresolved exogenous issues, including U.S. fiscal policy and EU peripheral sovereign debt.

We have become more constructive on global economic growth for a few reasons. Recent data suggests the Chinese economy has bottomed and is starting to re-accelerate with growth forecast at 8% to 8.5% annualized rates in 2013. We also see the U.S. economy accelerating as the new year progresses and fiscal drag fades. We see the emerging market economies accelerating somewhat in 2013 as well, reflecting better Chinese and U.S. growth and the impact of emerging market policy easing in 2012. We still expect Europe and Japan’s economies to be largely stagnant in 2013, but we do not see the outlook in either region getting materially worse. Indeed, the willingness of the ECB to finally step forward as a lender of last resort, through its Long-Term Refinancing Operation (LTRO) programs for banks and its OMT program for distressed sovereigns, has, in our view, meaningfully reduced the risk of a downward spiral in Europe.

Faster global economic growth should support, we believe, better emerging market economic growth in 2013. However, in a time of tighter valuations, and after several years of generally strong cyclical growth, we expect greater differentiation amongst emerging market credits. Successful emerging market nations, we believe, may place an increasing emphasis on next-generation structural reforms as the key ingredient for continued development achievements and sustainable growth. It is this precise trend that we intend to look for in investments for the Fund.

Better global economic growth, less developed market deleveraging and some further resolution to longstanding developed market financial problems is, we believe, a supportive backdrop for emerging market investing. Still, recent strong returns and valuations at the end of 2012 suggest to us that some caution is warranted in projecting returns for the coming year. That said, we continue to see pockets of value in emerging market debt and currencies. We remain constructive on the sector and intend to look for periods of weakness to add to our favored investments with a view to benefiting from what we consider to be their longer-term solid fundamentals.

As always, using our top-down investment approach, we intend to continually re-evaluate the creditworthiness of each country, the strength of its economic policies and the soundness of its fundamentals as we seek to identify individual securities that present attractive value opportunities.

6	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,132.30	1,021.73	3.77	3.58	0.70
Class 2	1,000.00	1,000.00	1,131.10	1,020.47	5.12	4.85	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 7.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 1.9%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	11,300,000	5,884,554

Samarco Mineracao SA Senior Unsecured(b)
11/01/22	4.125%		1,000,000	1,013,194

Vale SA Senior Unsecured
09/11/42	5.625%		1,000,000	1,085,600

Total				7,983,348

Colombia 1.1%
BanColombia SA Senior Unsecured
06/03/21	5.950%		1,610,000	1,859,550

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%		1,700,000	1,837,931

Grupo Aval Ltd.(b)
09/26/22	4.750%		1,000,000	1,012,500

Total				4,709,981

Mexico 0.4%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	20,000,000	1,596,470

Peru 0.4%
Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		1,300,000	1,409,831

Russian Federation 2.3%
Lukoil International Finance BV(b)
11/09/20	6.125%		4,250,000	4,914,327

Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%		2,650,000	3,088,610

VimpelCom Holdings BV(b)
03/01/22	7.504%		1,260,000	1,444,275

Total				9,447,212

Ukraine 0.9%
MHP SA(b)
04/29/15	10.250%		3,650,000	3,823,375

Total Corporate Bonds & Notes
(Cost: $27,572,540)				28,970,217

Inflation-Indexed Bonds(a) 6.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Uruguay 6.1%
Uruguay Government International Bond
06/26/37	3.700%	UYU	12,463,520	730,779

Senior Unsecured
12/15/28	4.375%	UYU	397,460,576	24,705,943

Total				25,436,722

Total Inflation-Indexed Bonds				25,436,722
(Cost: $21,710,884)

Foreign Government Obligations(a) 83.9%
Argentina 2.3%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		3,380,000	3,075,800

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		4,500,000	3,802,500

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		2,288,000	2,013,440

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		900,000	666,000

Total				9,557,740

Bolivia 0.5%
Bolivian Government International Bond(b)
10/29/22	4.875%		1,900,000	1,902,013

Brazil 4.7%
Brazilian Government International Bond Senior Unsecured
01/05/24	8.500%	BRL	4,858,000	2,888,701

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		4,400,000	4,730,000

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	2,000,000	1,135,514

Petrobras International Finance Co.
03/15/19	7.875%		2,100,000	2,623,060
01/27/21	5.375%		4,420,000	4,966,310
01/20/40	6.875%		2,390,000	3,036,172

Total				19,379,757

Colombia 5.8%
Colombia Government International Bond
Senior Unsecured
06/28/27	9.850%	COP	2,096,000,000	1,818,075
01/18/41	6.125%		4,410,000	6,015,514

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Corporación Andina de Fomento
06/15/22	4.375%		2,789,000	3,019,826

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	2,000,000,000	1,326,090

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		3,800,000	4,259,968

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	7,500,000,000	4,902,801

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		2,600,000	2,870,078

Total				24,212,352

Dominican Republic 2.2%
Dominican Republic International Bond(b)
Senior Unsecured
05/06/21	7.500%		4,100,000	4,754,902
04/20/27	8.625%		3,650,000	4,394,600

Total				9,149,502

El Salvador 0.5%
El Salvador Government International Bond Senior Unsecured(b)
04/10/32	8.250%		1,760,000	2,125,200

Georgia 0.3%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		1,039,000	1,185,635

Guatemala 0.4%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		1,550,000	1,708,875

Hungary 1.1%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		2,830,000	3,134,073

Magyar Export-Import Bank RT(b)
02/12/18	5.500%		1,500,000	1,514,969

Total				4,649,042

Indonesia 9.0%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%		2,550,000	2,928,549
01/17/38	7.750%		4,160,000	6,271,200

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Indonesia Treasury Bond
Senior Unsecured
06/15/15	9.500%	IDR	6,000,000,000	692,240
07/15/17	10.000%	IDR	16,597,000,000	2,082,393
09/15/19	11.500%	IDR	24,050,000,000	3,402,930
11/15/20	11.000%	IDR	11,717,000,000	1,673,746
09/15/24	10.000%	IDR	19,530,000,000	2,766,323

PT Pertamina Persero(b)
Senior Unsecured
05/03/22	4.875%		6,300,000	6,882,750
05/03/42	6.000%		2,460,000	2,776,725

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		7,050,000	7,957,010

Total				37,433,866

Kazakhstan 1.9%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%		2,520,000	3,332,700
05/05/20	7.000%		3,840,000	4,779,121

Total				8,111,821

Latvia 0.3%
Republic of Latvia Senior Unsecured(b)
06/16/21	5.250%		1,130,000	1,313,633

Lithuania 1.6%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%		5,500,000	6,761,246

Mexico 8.3%
Comision Federal De Electricidad Senior Unsecured(b)
02/14/42	5.750%		2,080,000	2,355,600

Mexican Bonos
12/15/16	7.250%	MXN	1,600,000	1,335,927
06/10/21	6.500%	MXN	1,000	836
06/09/22	6.500%	MXN	12,927,000	10,829,423
06/03/27	7.500%	MXN	9,139,000	8,225,291

Petroleos Mexicanos
06/02/41	6.500%		6,640,000	8,333,200
06/27/44	5.500%		3,100,000	3,410,000

Total				34,490,277

Mongolia 0.4%
Mongolia Government International Bond Senior Unsecured(b)
12/05/22	5.125%		1,575,000	1,540,503

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Morocco 0.3%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		1,200,000	1,204,434

Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		500,000	513,769

Peru 3.2%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		3,270,000	3,587,686

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(c)
05/31/18	0.000%		3,343,196	3,008,876

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%		780,000	1,130,220
11/18/50	5.625%		2,520,000	3,267,180

Peruvian Government International Bond(b)
Senior Unsecured
08/12/26	8.200%	PEN	4,318,000	2,371,051

Total				13,365,013

Philippines 1.7%
Philippine Government International Bond
Senior Unsecured
01/15/21	4.950%	PHP	27,000,000	716,270
03/30/26	5.500%		1,130,000	1,429,450
01/14/36	6.250%	PHP	77,000,000	2,232,888

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		2,080,000	2,899,298

Total				7,277,906

Poland 1.4%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		4,900,000	5,811,400

Qatar 1.0%
Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%		2,830,000	3,247,425
01/20/40	6.400%		760,000	1,062,632

Total				4,310,057

Republic of Namibia 1.1%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		4,130,000	4,625,600

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Republic of the Congo 0.4%
Republic of Congo Senior Unsecured(d)
06/30/29	3.000%		1,786,950	1,543,275

Romania 0.9%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		3,150,000	3,822,665

Russian Federation 12.6%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		2,000,000	2,043,649

Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		2,080,000	2,329,600
03/07/22	6.510%		7,300,000	8,705,250
08/16/37	7.288%		2,020,000	2,630,646

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%		4,850,000	5,178,532

Russian Foreign Bond — Eurobond(b)
Senior Unsecured
03/10/18	7.850%	RUB	40,000,000	1,427,075
04/04/42	5.625%		4,200,000	5,218,500

Russian Foreign Bond — Eurobond(b)(d)
Senior Unsecured
03/31/30	7.500%		5,673,000	7,286,401

Russian Railways via RZD Capital Ltd. Senior Unsecured
04/02/19	8.300%	RUB	164,700,000	5,592,318

Sberbank of Russia Via SB Capital SA
Senior Unsecured
06/16/21	5.717%		1,100,000	1,232,000

Sberbank of Russia Via SB Capital SA(b)
Senior Unsecured
02/07/22	6.125%		4,300,000	4,905,046

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		1,500,000	1,621,500

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		3,650,000	4,471,250

Total				52,641,767

South Africa 0.8%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		1,510,000	1,706,300

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		1,800,000	1,808,826

Total				3,515,126

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Korea 0.9%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%	3,270,000	3,612,977

Trinidad and Tobago 1.3%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	4,200,000	5,573,175

Turkey 6.3%
Export Credit Bank of Turkey Senior Unsecured(b)
04/24/19	5.875%	4,410,000	5,026,464

Turkey Government International Bond
03/25/22	5.125%	750,000	862,500

Senior Unsecured
03/30/21	5.625%	10,350,000	12,290,625
03/17/36	6.875%	5,860,000	7,911,000

Total			26,090,589

Ukraine 0.4%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%	1,700,000	1,750,937

United Arab Emirates 1.6%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	5,420,000	6,468,586

Uruguay 0.7%
Uruguay Government International Bond
11/20/45	4.125%	2,200,000	2,196,700

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
03/21/36	7.625%	510,000	787,440

Total			2,984,140

Venezuela 9.6%
Petroleos de Venezuela SA
04/12/17	5.250%	3,650,000	3,184,625
11/02/17	8.500%	13,273,000	13,107,087
11/17/21	9.000%	2,000,000	1,908,000

Senior Unsecured
10/28/15	5.000%	7,000,000	6,422,500

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	15,900,000	15,423,000

Total			40,045,212

Zambia 0.3%
Zambia Government International Bond(b)
09/20/22	5.375%	1,200,000	1,188,902

Total Foreign Government Obligations
(Cost: $317,804,737)			349,866,992

Money Market Funds 1.7%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)		7,017,473	7,017,473

Total Money Market Funds
(Cost: $7,017,473)			7,017,473

Total Investments
(Cost: $374,105,634)			411,291,404

Other Assets & Liabilities, Net			5,614,494

Net Assets			416,905,898

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets	January 10, 2013	1,711,846 (USD	)	53,469,000 (RUB	)	35,979	—

Deutsche Bank	January 16, 2013	6,433,192 (USD	)	19,692,000 (MYR	)	120	—

Total						36,099	—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $196,449,336 or 47.12% of net assets.

(c)	Zero coupon bond.

(d)	Variable rate security.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	437,816,528	(430,819,055)	7,017,473	24,680	7,017,473

Currency Legend

BRL	Brazilian Real

COP	Colombian Peso

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysia Ringgits

PEN	Peru Nuevos Soles

PHP	Philippine Peso

RUB	Russian Rouble

USD	US Dollar

UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	28,970,217	—	28,970,217

Inflation-Indexed Bonds	—	25,436,722	—	25,436,722

Foreign Government Obligations	—	346,858,116	3,008,876	349,866,992

Total Bonds	—	401,265,055	3,008,876	404,273,931

Other

Money Market Funds	7,017,473	—	—	7,017,473

Total Other	7,017,473	—	—	7,017,473

Investments in Securities	7,017,473	401,265,055	3,008,876	411,291,404
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	36,099	—	36,099

Total	7,017,473	401,301,154	3,008,876	411,327,503

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Foreign Government Obligations ($)
Balance as of April 30, 2012	—

Accrued discounts/premiums	34,532

Realized gain (loss)	49,301

Change in unrealized appreciation (depreciation)(a)	18,507

Sales	(419,580)

Purchases	3,326,116

Issuances	—

Settlements	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	3,008,876

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $18,507.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $367,088,161)	$404,273,931

Affiliated issuers (identified cost $7,017,473)	7,017,473

Total investments (identified cost $374,105,634)	411,291,404

Cash	18,050

Foreign currency (identified cost $1,141,901)	1,136,635

Unrealized appreciation on forward foreign currency exchange contracts	36,099

Receivable for:

Dividends	1,127

Interest	5,080,793

Reclaims	147,764

Prepaid expenses	3,067

Other assets	10,366

Total assets	417,725,305

Liabilities

Payable for:

Capital shares purchased	510,091

Investment management fees	186,182

Foreign capital gains taxes deferred	42,895

Transfer agent fees	21,078

Administration fees	24,591

Compensation of board members	2,860

Other expenses	31,710

Total liabilities	819,407

Net assets applicable to outstanding capital stock	$416,905,898

Represented by

Paid-in capital	$374,359,617

Undistributed net investment income	3,097,584

Accumulated net realized gain	2,263,514

Unrealized appreciation (depreciation) on:

Investments	37,185,770

Foreign currency translations	6,209

Forward foreign currency exchange contracts	36,099

Foreign capital gains tax	(42,895)

Total — representing net assets applicable to outstanding capital stock	$416,905,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$416,903,114

Shares outstanding	38,328,919

Net asset value per share	$10.88

Class 2

Net assets	$2,784

Shares outstanding	256

Net asset value per share	$10.88

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Operations

Year ended December 31, 2012(a)

Net investment income

Income:

Dividends — affiliated issuers	24,680

Interest	14,980,842

Foreign taxes withheld	(169,906)

Total income	14,835,616

Expenses:

Investment management fees	1,357,106

Distribution and/or service fees

Class 2	5

Transfer agent fees

Class 1	153,629

Class 2	2

Administration fees	179,243

Compensation of board members	8,919

Custodian fees	27,500

Printing and postage fees	12,377

Professional fees	27,311

Other	28,850

Total expenses	1,794,942

Net investment income	13,040,674

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,079,279

Foreign currency translations	300,973

Forward foreign currency exchange contracts	433,658

Net realized gain	2,813,910

Net change in unrealized appreciation (depreciation) on:

Investments	37,185,770

Foreign currency translations	6,209

Forward foreign currency exchange contracts	36,099

Foreign capital gains tax	(42,895)

Net change in unrealized appreciation (depreciation)	37,185,183

Net realized and unrealized gain	39,999,093

Net increase in net assets resulting from operations	$53,039,767

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets

Year Ended December 31, 2012(a)
Operations

Net investment income	$13,040,674

Net realized gain	2,813,910

Net change in unrealized appreciation (depreciation)	37,185,183

Net increase in net assets resulting from operations	53,039,767

Distributions to shareholders

Net investment income

Class 1	(10,499,989)

Class 2	(64)

Total distributions to shareholders	(10,500,053)

Increase (decrease) in net assets from capital stock activity	374,346,184

Total increase in net assets	416,885,898

Net assets at beginning of year	20,000

Net assets at end of year	$416,905,898

Undistributed net investment income	$3,097,584

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	41,896,603	411,268,072

Distributions reinvested	988,051	10,499,989

Redemptions	(4,557,485)	(47,421,941)

Net increase	38,327,169	374,346,120

Class 2 shares

Distributions reinvested	6	64

Net increase	6	64

Total net increase	38,327,175	374,346,184

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.35

Net realized and unrealized gain	0.80

Total from investment operations	1.15

Less distributions to shareholders from:

Net investment income	(0.27)

Total distributions to shareholders	(0.27)

Net asset value, end of period	$10.88

Total return	11.58%

Ratios to average net assets(b)

Total gross expenses	0.70	%(c)

Total net expenses(d)	0.70	%(c)

Net investment income	5.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$416,903

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.32

Net realized and unrealized gain	0.81

Total from investment operations	1.13

Less distributions to shareholders from:

Net investment income	(0.25)

Total distributions to shareholders	(0.25)

Net asset value, end of period	$10.88

Total return	11.42%

Ratios to average net assets(b)

Total gross expenses	0.95	%(c)

Total net expenses(d)	0.95	%(c)

Net investment income	4.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,750 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered on April 30, 2012.

These financial statements cover the period from April 30, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE); therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

22	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	36,099

Annual Report 2012	23

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	433,658
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	36,099

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	16

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

24	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 0.53% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended December 31, 2012, other expenses paid to this company were $1,129.

Other expenses also include offering cost which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Annual Report 2012	25

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.87%
Class 2	1.12

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, non-deductible expenses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$556,963
Accumulated net realized gain	(550,396)
Paid-in capital	(6,567)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2012
Ordinary income	$10,500,053

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

26	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	5,678,943
Unrealized appreciation	37,031,712

At December 31, 2012, the cost of investments for federal income tax purposes was $374,259,692 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,316,898
Unrealized depreciation	(1,285,186)
Net unrealized appreciation	37,031,712

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $434,453,284 and $70,173,207, respectively, for the period ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2012	27

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	29

Columbia Variable Portfolio – Emerging Markets Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations

Foreign Taxes Paid	$185,220
Foreign Source Income	$14,260,303

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

30	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	31

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

32	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	33

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

34	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	35

Columbia Variable Portfolio – Emerging Markets Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

36	Annual Report 2012

Columbia Variable Portfolio – Emerging Markets Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Variable Portfolio – Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6536 A (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Core Equity Fund

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Core Equity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio – Core Equity Fund (the Fund) returned 16.85% for the 12 months that ended December 31, 2012.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.00% during the same period.

>	The Fund’s positioning in the energy, information technology and materials sectors had the most positive effect on performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Columbia Variable Portfolio — Core Equity Fund	09/10/04	16.85	1.19	4.54
S&P 500 Index		16.00	1.66	5.08

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 10, 2004 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract.

Annual Report 2012	3

Columbia Variable Portfolio – Core Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	4.9
Pfizer, Inc.	3.3
JPMorgan Chase & Co.	3.2
Microsoft Corp.	3.1
Philip Morris International, Inc.	2.7
Verizon Communications, Inc.	2.7
Citigroup, Inc.	2.5
Cisco Systems, Inc.	2.5
Chevron Corp.	2.4
Comcast Corp., Class A	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Variable Portfolio – Core Equity Fund returned 16.85% for the 12 months ended December 31, 2012. The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.00% during the same period. The valuation and catalyst measures within our quantitative models performed reasonably well in 2012.

U.S. Equities Advance as Investor Sentiment Vacillates

In 2012, the U.S. equity market had its best year since 2009, with the S&P 500 Index gaining 16% for the year. During the year, investors vacillated between a conservative “risk-off” attitude and an aggressive “risk-on” attitude, depending on the latest U.S. economic news, the tenor of the fiscal cliff negotiations and the state of the European union, among other factors. Through it all, investors were cheered by slow but steady improvement in the U.S. economic outlook, particularly the housing market’s rebound.

Against this backdrop, investors generally favored stock attributes more associated with riskier stocks. For example, in 2012, S&P 500 Index stocks with the highest risk profiles, as measured by beta, outperformed stocks with the lowest beta; stocks that don’t pay a dividend outperformed stocks with the highest dividend yields; and the 20% of S&P 500 Index stocks with the greatest earnings variability outperformed the 20% of stocks with the most stable earnings. Finally, smaller stocks within the S&P 500 Index performed better than larger-cap stocks.

Energy, Technology and Materials Led Fund Performance

For the year, the Fund’s positioning in the energy, information technology and materials sectors had the most positive effect on performance relative to the S&P 500 Index. Each of these sectors also delivered positive absolute returns for the year.

Conversely, the consumer discretionary, utilities and telecommunications services sectors detracted from the Fund’s relative performance. Despite their effect on relative return, the Fund’s consumer discretionary and telecommunications services holdings delivered positive absolute performance, while its utilities holdings had a negative return for the year.

The investment team uses quantitative models to analyze stocks within sectors. While keeping sector weights close to those of the benchmark, our models select stocks by focusing on factors, or metrics.

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength).

Our stock selection model worked reasonably well in 2012, led by the stocks that appear inexpensive relative to their peers. The 20% of S&P 500 stocks with the highest scores on our valuation measures outperformed the 20% of stocks with the lowest scores by over 10% for the year. (This result is consistent with the Russell 1000 Value Index’s outperformance of the Russell 1000 Growth Index during the year).

Our catalyst measures also performed reasonably well throughout the year, although that outperformance was confined to stocks with the highest quintile of catalyst scores. Investors favored companies that are sustaining their earnings growth and raising earnings expectations.

4	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Manager Discussion of Fund Performance (continued)

Not surprisingly, given the market’s preference for riskier stock characteristics, our quality models had mixed results for the year. Although there were very small differences between the performance of the top-ranked and bottom-ranked stocks, the 20% of stocks with the lowest quality scores did outperform the 20% with the highest quality scores, while the middle group lagged the S&P 500 Index.

Individual contributors to relative return included Discover Financial Services, Valero Energy and Apple. Discover Financial Services is a direct banking and payment services company. Its stock gained more than 60% during the year as the company experienced lower than expected credit card delinquencies and significant increases in new customers and loans, while returning capital to shareholders through share buybacks and dividends. Valero is the world’s largest independent petroleum refining and marketing company. Its stock climbed more than 66% during the period, benefiting from a growing cost advantage that helps U.S.-based refiners capture additional share of the export market. Apple stock returned more than 30% for the year as demand for iPads, iPhones and Macs reached new highs and management announced plans to initiate a dividend and share repurchase program.

Individual detractors for the year included Apollo Group and Prudential Financial and not owning Bank of America. Educational services provider Apollo Group was the portfolio’s leading detractor. Prudential, which the Fund did not hold at the beginning of the period, returned almost 10% for the full year. However, our models led us to add it to the portfolio during a significant run-up in the first quarter, after which the stock suffered a pull back. The Fund did not hold Bank of America during the year, a disadvantage given that the stock gained more than 100%.

Models Led to Purchases in Technology, Retail and Financials

Throughout the year, our stock selection models led us to purchase Cisco Systems, TJX (operator of TJ Maxx and other retailers) and Prudential Financial, while leading us to sell Intel, UnitedHealth Group and Exelon. We will continue to rely on our quantitative models to analyze stocks within sectors and we currently expect to keep sector weightings similar to those of the benchmark. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

Quantitative Strategy Focuses on Valuation, Catalyst and Quality Themes

Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times. We will work to continually enhance our quantitative models and will focus portfolio holdings on our three themes of valuation, catalyst and quality.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.1
Consumer Discretionary	10.8
Consumer Staples	10.9
Energy	11.4
Financials	15.1
Health Care	12.0
Industrials	9.7
Information Technology	18.7
Materials	3.3
Telecommunication Services	3.5
Utilities	3.7
Money Market Funds	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Core Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your contract were included, your costs would be higher.

July 1, 2012 – December 31, 2012

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,055.10	1,023.25	2.08	2.05	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%
Issuer	Shares	Value ($)

Consumer Discretionary 10.8%
Diversified Consumer Services 0.1%

Apollo Group, Inc., Class A(a)	7,900	165,268

Media 5.4%

Comcast Corp., Class A	111,500	4,167,870

DIRECTV(a)	69,674	3,494,848

Discovery Communications, Inc., Class A(a)	20,300	1,288,644

DISH Network Corp., Class A	19,900	724,360

Total		9,675,722

Multiline Retail 0.1%

Macy’s, Inc.	6,400	249,728

Specialty Retail 5.2%

Gap, Inc. (The)	89,200	2,768,768

Home Depot, Inc. (The)	7,600	470,060

Ross Stores, Inc.	53,088	2,874,715

TJX Companies, Inc.	79,000	3,353,550

Total		9,467,093

Total Consumer Discretionary		19,557,811

Consumer Staples 10.9%
Beverages 0.6%

Coca-Cola Enterprises, Inc.	37,116	1,177,691

Food & Staples Retailing 4.8%

CVS Caremark Corp.	31,100	1,503,685

Kroger Co. (The)	76,179	1,982,178

Safeway, Inc.	81,500	1,474,335

Wal-Mart Stores, Inc.	54,601	3,725,426

Total		8,685,624

Food Products 1.5%

Campbell Soup Co.	78,100	2,724,909

Household Products 0.2%

Kimberly-Clark Corp.	3,292	277,943

Tobacco 3.8%

Lorillard, Inc.	16,900	1,971,723

Philip Morris International, Inc.	57,629	4,820,089

Total		6,791,812

Total Consumer Staples		19,657,979

Energy 11.4%
Energy Equipment & Services 1.2%

Diamond Offshore Drilling, Inc.	11,400	774,744

National Oilwell Varco, Inc.	20,383	1,393,178

Total		2,167,922

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 10.2%

Apache Corp.	26,979	2,117,851

Chevron Corp.(b)	40,306	4,358,691

ConocoPhillips	68,403	3,966,690

Exxon Mobil Corp.	40,209	3,480,089

Tesoro Corp.	37,636	1,657,866

Valero Energy Corp.	84,131	2,870,550

Total		18,451,737

Total Energy		20,619,659

Financials 15.2%
Capital Markets 2.2%

BlackRock, Inc.	16,250	3,359,038

State Street Corp.	11,800	554,718

Total		3,913,756

Commercial Banks 0.1%

Fifth Third Bancorp	12,400	188,356

Wells Fargo & Co.	2,100	71,778

Total		260,134

Consumer Finance 1.3%

Discover Financial Services	54,342	2,094,884

SLM Corp.	12,100	207,273

Total		2,302,157

Diversified Financial Services 5.8%

Citigroup, Inc.	112,400	4,446,544

JPMorgan Chase & Co.	131,000	5,760,070

Moody’s Corp.	4,100	206,312

Total		10,412,926

Insurance 3.7%

Aflac, Inc.	59,393	3,154,956

Lincoln National Corp.	8,400	217,560

MetLife, Inc.	4,400	144,936

Prudential Financial, Inc.	59,100	3,151,803

Total		6,669,255

Real Estate Investment Trusts (REITs) 2.1%

Simon Property Group, Inc.	24,371	3,852,811

Total Financials		27,411,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 12.0%
Biotechnology 1.9%

Amgen, Inc.	41,000	3,539,120

Health Care Equipment & Supplies 0.3%

Boston Scientific Corp.(a)	102,400	586,752

Health Care Providers & Services 1.5%

AmerisourceBergen Corp.	21,100	911,098

Cardinal Health, Inc.	8,000	329,440

Humana, Inc.	12,700	871,601

McKesson Corp.	5,600	542,976

Total		2,655,115

Pharmaceuticals 8.3%

Bristol-Myers Squibb Co.	105,400	3,434,986

Eli Lilly & Co.	77,389	3,816,825

Merck & Co., Inc.	43,823	1,794,114

Pfizer, Inc.	236,592	5,933,727

Total		14,979,652

Total Health Care		21,760,639

Industrials 9.7%
Aerospace & Defense 4.6%

General Dynamics Corp.	5,200	360,204

Lockheed Martin Corp.	19,082	1,761,078

Northrop Grumman Corp.	43,600	2,946,488

Raytheon Co.	56,070	3,227,389

Total		8,295,159

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B	10,900	803,657

Airlines 0.3%

Southwest Airlines Co.	50,700	519,168

Electrical Equipment 0.1%

Emerson Electric Co.	4,700	248,912

Industrial Conglomerates 1.0%

Danaher Corp.	28,700	1,604,330

General Electric Co.	13,441	282,127

Total		1,886,457

Machinery 2.3%

Illinois Tool Works, Inc.	43,200	2,626,992

Ingersoll-Rand PLC	6,100	292,556

Parker Hannifin Corp.	14,300	1,216,358

Total		4,135,906

Professional Services 0.9%

Dun & Bradstreet Corp. (The)	20,974	1,649,605

Total Industrials		17,538,864

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 18.7%
Communications Equipment 2.5%

Cisco Systems, Inc.	224,900	4,419,285

Computers & Peripherals 5.4%

Apple, Inc.	16,332	8,705,446

EMC Corp.(a)	39,700	1,004,410

Total		9,709,856

Internet Software & Services 0.3%

Google, Inc., Class A(a)	850	602,965

IT Services 3.6%

International Business Machines Corp.	1,457	279,088

Mastercard, Inc., Class A	8,117	3,987,720

Visa, Inc., Class A	15,100	2,288,858

Total		6,555,666

Semiconductors & Semiconductor Equipment 1.3%

KLA-Tencor Corp.	4,000	191,040

NVIDIA Corp.	178,100	2,188,849

Total		2,379,889

Software 5.6%

Microsoft Corp.	208,712	5,578,872

Oracle Corp.	46,800	1,559,376

VMware, Inc., Class A(a)	32,395	3,049,665

Total		10,187,913

Total Information Technology		33,855,574

Materials 3.3%
Chemicals 3.3%

CF Industries Holdings, Inc.	15,908	3,231,869

Eastman Chemical Co.	33,400	2,272,870

LyondellBasell Industries NV, Class A	3,300	188,397

PPG Industries, Inc.	1,900	257,165

Total		5,950,301

Total Materials		5,950,301

Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%

AT&T, Inc.	45,991	1,550,357

Verizon Communications, Inc.	110,656	4,788,085

Total		6,338,442

Total Telecommunication Services		6,338,442

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Electric Utilities 0.4%

Entergy Corp.	13,400	854,250

Independent Power Producers & Energy Traders 1.6%

AES Corp.	266,741	2,854,129

Multi-Utilities 1.7%

PG&E Corp.	7,400	297,332

Public Service Enterprise Group, Inc.	89,784	2,747,390

Total		3,044,722

Total Utilities		6,753,101

Total Common Stocks (Cost: $153,026,253)		179,443,409

Money Market Funds 0.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	1,550,649	1,550,649

Total Money Market Funds (Cost: $1,550,649)		1,550,649

Total Investments

Other Assets & Liabilities, Net		(127,603)

Net Assets		180,866,455

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	5	1,775,125	March 2013	14,983	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2012, investments in securities included securities valued at $216,280 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,308,414	17,681,586	(18,439,351)	1,550,649	2,869	1,550,649

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	19,557,811	—	—	19,557,811

Consumer Staples	19,657,979	—	—	19,657,979

Energy	20,619,659	—	—	20,619,659

Financials	27,411,039	—	—	27,411,039

Health Care	21,760,639	—	—	21,760,639

Industrials	17,538,864	—	—	17,538,864

Information Technology	33,855,574	—	—	33,855,574

Materials	5,950,301	—	—	5,950,301

Telecommunication Services	6,338,442	—	—	6,338,442

Utilities	6,753,101	—	—	6,753,101

Total Equity Securities	179,443,409	—	—	179,443,409

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Money Market Funds	1,550,649	—	—	1,550,649

Total Other	1,550,649	—	—	1,550,649

Investments in Securities	180,994,058	—	—	180,994,058

Derivatives

Assets

Futures Contracts	14,983	—	—	14,983

Total	181,009,041	—	—	181,009,041

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $153,026,253)	$179,443,409

Affiliated issuers (identified cost $1,550,649)	1,550,649

Total investments (identified cost $154,576,902)	180,994,058

Receivable for:

Dividends	160,804

Reclaims	361

Variation margin on futures contracts	45,125

Expense reimbursement due from Investment Manager	11,915

Prepaid expenses	2,331

Total assets	181,214,594

Liabilities

Payable for:

Capital shares purchased	240,795

Investment management fees	61,537

Compensation of board members	12,107

Other expenses	33,700

Total liabilities	348,139

Net assets applicable to outstanding capital stock	$180,866,455

Represented by

Partners’ capital	$180,866,455

Total — representing net assets applicable to outstanding capital stock	$180,866,455

Shares outstanding	18,899,379

Net asset value per share	$9.57

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$4,407,308

Dividends — affiliated issuers	2,869

Income from securities lending — net	28,707

Foreign taxes withheld	(18)

Total income	4,438,866

Expenses:

Investment management fees	745,601

Compensation of board members	14,004

Custodian fees	10,121

Printing and postage fees	34,053

Professional fees	30,721

Other	14,397

Total expenses	848,897

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,162)

Total net expenses	745,735

Net investment income	3,693,131

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	18,964,901

Foreign currency translations	243

Futures contracts	370,572

Net realized gain	19,335,716

Net change in unrealized appreciation (depreciation) on:

Investments	5,641,716

Foreign currency translations	(231)

Futures contracts	(32,793)

Net change in unrealized appreciation (depreciation)	5,608,692

Net realized and unrealized gain	24,944,408

Net increase in net assets resulting from operations	$28,637,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$3,693,131	$3,695,611

Net realized gain	19,335,716	12,726,919

Net change in unrealized appreciation (depreciation)	5,608,692	(3,687,764)

Net increase in net assets resulting from operations	28,637,539	12,734,766

Increase (decrease) in net assets from capital stock activity	(22,996,033)	(23,832,043)

Total increase (decrease) in net assets	5,641,506	(11,097,277)

Net assets at beginning of year	175,224,949	186,322,226

Net assets at end of year	$180,866,455	$175,224,949

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	8,814	81,514	99,728	793,777

Redemptions	(2,497,188)	(23,077,547)	(3,069,359)	(24,625,820)

Total decrease	(2,488,374)	(22,996,033)	(2,969,631)	(23,832,043)

Total net decrease	(2,488,374)	(22,996,033)	(2,969,631)	(23,832,043)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Core Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$8.19	$7.65	$6.55	$5.27	$10.30

Income from investment operations

Net investment income (loss)	0.18	0.16	0.17	0.12	0.17

Net realized and unrealized gain (loss)	1.20	0.38	0.93	1.16	(4.01)

Total from investment operations	1.38	0.54	1.10	1.28	(3.84)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.02)

Net realized gains	—	—	—	—	(1.17)

Total distributions to shareholders	—	—	—	—	(1.19)

Net asset value, end of period	$9.57	$8.19	$7.65	$6.55	$5.27

Total return	16.85%	7.06%	16.76%	24.40%	(41.62%)

Ratios to average net assets(a)

Total gross expenses	0.46%	0.46%	0.45%	0.44%	0.48%

Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.98%	2.02%	2.44%	2.25%	2.07%

Supplemental data

Net assets, end of period (in thousands)	$180,866	$175,225	$186,322	$186,836	$174,866

Portfolio turnover	79%	52%	109%	76%	103%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Funds directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

Annual Report 2012	17

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	14,983	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	370,572
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(32,793)

18	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	67

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting

Annual Report 2012	19

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.40% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,906.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $144,868,437 and $162,797,917, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended

20	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2012

December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100.0% of the Fund’s shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2013

22	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	23

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

24	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	25

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

26	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	27

Columbia Variable Portfolio – Core Equity Fund

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28	Annual Report 2012

Columbia Variable Portfolio – Core Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	29

Columbia Variable Portfolio – Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6347 L (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Seligman Global Technology Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund) Class 1 shares returned 7.23% for the 12 months that ended December 31, 2012.

>	The Fund underperformed its benchmark, the MSCI World IT Index (Net), which returned 13.30% for the same time period.

>

The Fund’s positioning in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries detracted, more than offsetting the positive contributions made by positioning in the communications equipment and electronic equipment instruments industries.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	7.23	2.52	8.97
Class 2	05/01/00	7.03	2.26	8.75
MSCI World IT Index (Net)		13.30	0.87	7.66

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Parower, CFA

Paul Wick

Ajay Diwan

Benjamin Lu

Top Ten Holdings (%) (at December 31, 2012)
Synopsys, Inc.	7.2
Symantec Corp.	6.7
Apple, Inc.	6.2
Nuance Communications, Inc.	4.9
Parametric Technology Corp.	4.5
Check Point Software Technologies Ltd.	4.3
Lam Research Corp.	4.2
KLA-Tencor Corp.	4.1
QUALCOMM, Inc.	3.9
EMC Corp.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2012, the Fund’s Class 1 shares returned 7.23%. The Fund underperformed its benchmark, the MSCI World IT Index (Net), which returned 13.30%. The Fund’s positioning in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries detracted, more than offsetting the positive contributions made by positioning in the communications equipment and electronic equipment instruments industries.

IT Sector Decline Attributable to Second-Half Concerns

The information technology sector lagged the broad international equity market during the annual period overall. However, this performance actually masks what was an annual period characterized by two seemingly distinct timeframes, as investor sentiment shifted dramatically. During the first half of the annual period, we believe that news regarding the European Union’s efforts to address its sovereign debt crisis, improving or stabilizing economic readings out of the U.S, and continued gross domestic product growth in India and China supported a “risk on” view by most investors and, in turn, a rally in U.S. and international equities. The information technology sector posted solid gains. However, during the second half of the annual period, the equity markets experienced a pull-back, likely led by disappointing economic data and rising concerns that this economic cycle may never hit full stride. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems weighed on investors, as did a slowdown in emerging market growth, new tensions in the Middle East, uncertainty preceding the November U.S. elections and concern over the resolution of the U.S. fiscal cliff. While a fresh round of monetary stimulus from central banks around the world brought some short-lived relief to the equity markets in September 2012, persistent worries led investors to book some of their profits and move to the sidelines in October. In turn, the information technology sector suffered significant losses during the second half of the annual period that more than offset earlier gains.

From an industry perspective within the benchmark index, the weakest performing segments of the information technology sector during the annual period were office electronics, electronic equipment instruments, communications equipment and semiconductors & semiconductor equipment. The best performing segments of the information technology sector within the benchmark index were computers & peripherals, Internet software & services, software, and information technology services.

Stock Selection Overall Hampered Results

The Fund underperformed the MSCI World IT Index (Net) primarily because of stock selection in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries. Having an overweighted allocation to semiconductors & semiconductor equipment hurt, as the industry lagged the MSCI World IT Index (Net) during the annual period. Similarly, having underweighted exposure to computers & peripherals, IT services and Internet software & services hampered results, as each of these industries outpaced the MSCI World IT Index (Net). Within semiconductors & semiconductor equipment, positions in Advanced Micro Devices and Marvell Technology Group detracted from Fund results most. Advanced Micro Devices saw its shares decline on lack of execution of its product delivery plan. Marvell Technology Group, which has significant exposure to the hard disc drive market,

4	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

performed poorly as consumers and businesses held off from purchasing personal computers. On the positive side, not owning a position in Intel proved effective, as the industry bellwether performed poorly.

In computers & peripherals, industry giant Apple was a strong absolute performer but the Fund was underweighted its stock. Apple comprises nearly 18% of the MSCI World IT Index (Net) and posted double-digit gains during the annual period. However, portfolio risk management mandates prevent holding a position of this size; the Fund held an average weight of 6.6% of its net assets in Apple. Dell was also a detractor from investment results during the period as it saw decreased revenues due to poor performance in its PC and mobile divisions. NetApp, Inc., which manufactures storage arrays, detracted from the Fund’s results, as its product transition took longer than anticipated. Partially offsetting these detractors was the positive contribution made by not owning a position in Hewlett-Packard, which performed poorly. The Fund also benefited from taking gains early in the annual period from Seagate Technology. Our timing proved prudent, as the company’s shares declined subsequent to our sale.

Positions in GREE and LogMeIn, disappointed most within the Internet software & services industry. Japan’s GREE saw its shares decline on poor execution in introducing its new games for mobile phones. LogMeIn (position eliminated), providing cloud-based services for remote access to small- to medium-sized businesses, saw decreased revenues and missed analyst expectations during 2012. Not owning eBay also hurt. In the software industry, a position in Rovi significantly detracted. On the positive side, positions in software companies Parametric Technology, Synopsis, Oracle and Symantec each added value, rebounding solidly from earlier weakness.

Positioning in Communications Equipment Buoyed Results

Effective stock selection and having an underweight position relative to the MSCI World IT Index (Net) in the communications equipment industry benefitted the Fund’s relative results most. Not owning positions in benchmark names like Nokia, Research in Motion and Ericcson particularly helped, as each of these companies lost market share to Apple’s iPhone during the annual period. Also, an underweighted exposure to networking stocks, which were pressured by a slowdown in carrier spending, and to infrastructure stocks, helped. Underweighted allocations to the electronic equipment instruments and office electronics industries, which each lagged the MSCI World IT Index (Net), contributed positively to the Fund’s results. So, too, did effective stock selection overall within the electronic equipment instruments industry.

Stock-Specific News Flow Drove Portfolio Changes

Driven primarily by our bottom-up stock selection strategy and our strict sell discipline, the Fund’s exposure to the semiconductors and communication equipment industries increased during the annual period, while its allocations to the information technology services and Internet software and services industries decreased.

At the end of the annual period, the Fund was overweight relative to the MSCI World IT Index (Net) in the software and semiconductors & semiconductor equipment industries. The Fund was underweight compared to the MSCI World IT Index (Net) in the communications equipment, computers & peripherals, electronic equipment instruments, Internet software & services and information technology services industries and was relatively neutral to the Index in office electronics.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	92.3
Consumer Discretionary	0.5
Health Care	0.4
Industrials	0.2
Information Technology	89.8
Telecommunication Services	1.4
Money Market Funds	7.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

From a broad perspective, we believe the agreement reached regarding the fiscal cliff — the series of federal tax hikes and spending cuts that were due to take place at the start of 2013 — resolved some of the details of the tax half of the question but did nothing to fix the cliff’s 10-year plan to cut spending by $1.2 trillion. That means Congress will have to finish that half of the problem at the same time it negotiates an extension of the U.S.’ borrowing limits. Continued uncertainty could lead to continued volatility in the U.S. equity market, which could translate to a hold back in capital spending, including information technology expenditures.

That said, once these political budgetary and financial issues do fade, hopefully by the end of the first calendar quarter, we believe the rhetoric surrounding Washington D.C. decision making that has weighed on both U.S. and international equity markets for some time now will be reduced and investors will be able to re-focus their attention on the pace of economic growth and on prospects for corporate earnings and revenue growth in 2013. As investors return to a fundamental analysis of the traditional drivers of performance, we believe the U.S. should be perceived well relative to the rest of the developed world and that the potential for equities’ multiple expansion that has been suppressed by government-driven macro issues will be enhanced. These factors, along with monetary policy that we believe remains in equity investors’ favor and signs that global economic growth is picking up, particularly in China, lead us to be cautiously optimistic about the returns the U.S. equity market could generate in 2013.

At the end of the annual period, U.S. economic fundamentals remained subdued, but had seen some gradual improvement, unlike in other global economies. We feel the policy approach going forward will play a meaningful role in determining whether the fragile economic recovery blossoms or delivers uninspiring growth. We intend to adjust the Fund portfolio’s exposure accordingly. We are optimistic that the personal computer supply chain has seemingly worked through its excess inventory and are hopeful that the worst is over for personal computer-related companies. We are still of the opinion that demand for computing is growing globally, and traditional personal computers will remain a part of that landscape along with the fast-growing tablet and smart-phone categories. Finally, we are constructive in our view toward an uptick in enterprise spending, as corporations invest in information technology in an effort to improve productivity.

The key question that remains is the timing of such an upward turn. As always, we intend to seek long-term capital appreciation by constructing a conviction-weighted portfolio of technology and technology-related companies, as driven by rigorous bottom-up fundamental and valuation analysis.

6	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.90	1,020.22	5.06	5.11	1.00
Class 2	1,000.00	1,000.00	1,001.00	1,018.95	6.32	6.38	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 92.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Diversified Consumer Services 0.1%

LifeLock, Inc.(a)	19,320	157,072

Household Durables 0.4%

Panasonic Corp.	58,600	358,129

Total Consumer Discretionary		515,201

Health Care 0.4%
Health Care Equipment & Supplies 0.4%

Stryker Corp.	7,500	411,150

Total Health Care		411,150

Industrials 0.2%
Commercial Services & Supplies 0.2%

Performant Financial Corp.(a)	16,855	170,236

Total Industrials		170,236

Information Technology 89.8%
Communications Equipment 6.9%

Cisco Systems, Inc.	133,600	2,625,240

QUALCOMM, Inc.	54,148	3,358,259

Radware, Ltd.(a)	12,691	418,803

Total		6,402,302

Computers & Peripherals 15.8%

Apple, Inc.	9,900	5,276,997

Dell, Inc.	29,800	301,874

Electronics for Imaging, Inc.(a)	54,600	1,036,854

EMC Corp.(a)	128,900	3,261,170

NCR Corp.(a)	69,300	1,765,764

NetApp, Inc.(a)	69,100	2,318,305

SanDisk Corp.(a)	16,900	736,164

Total		14,697,128

Electronic Equipment, Instruments & Components 4.5%

Arrow Electronics, Inc.(a)	22,500	856,800

Avnet, Inc.(a)	18,200	557,102

Flextronics International Ltd.(a)	156,900	974,349

Kyocera Corp.	8,500	770,655

Murata Manufacturing Co., Ltd.	12,200	719,695

Tripod Technology Corp.	10	22

Vishay Intertechnology, Inc.(a)	24,900	264,687

Total		4,143,310

Internet Software & Services 1.3%

Akamai Technologies, Inc.(a)	15,000	613,650

GREE, Inc.	37,800	586,638

Total		1,200,288

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.8%

Global Payments, Inc.	10,600	480,180

International Business Machines Corp.	4,700	900,285

Teradata Corp.(a)	11,100	686,979

VeriFone Systems, Inc.(a)	45,900	1,362,312

Visa, Inc., Class A	7,300	1,106,534

WNS Holdings Ltd., ADR(a)	78,115	813,958

Total		5,350,248

Office Electronics 0.5%

Canon, Inc.	11,900	461,241

Semiconductors & Semiconductor Equipment 20.1%

Advanced Micro Devices, Inc.(a)	100,863	242,071

Advanced Semiconductor Engineering, Inc.	622,058	541,576

Avago Technologies Ltd.	34,600	1,095,436

Broadcom Corp., Class A	63,600	2,112,156

KLA-Tencor Corp.	74,100	3,539,016

Lam Research Corp.(a)	98,900	3,573,257

LSI Corp.(a)	52,900	374,532

Marvell Technology Group Ltd.	88,267	640,818

Microsemi Corp.(a)	66,600	1,401,264

NXP Semiconductor NV(a)	64,000	1,687,680

Samsung Electronics Co., Ltd.	500	718,400

Semtech Corp.(a)	18,508	535,807

Shinko Electric Industries Co., Ltd.	66,000	525,456

Teradyne, Inc.(a)	71,800	1,212,702

United Microelectronics Corp.	1,129,000	456,317

Total		18,656,488

Software 34.9%

Application Software 17.9%

Cadence Design Systems, Inc.(a)	42,400	572,824

Citrix Systems, Inc.(a)	24,700	1,624,025

Nuance Communications, Inc.(a)	188,300	4,202,856

Parametric Technology Corp.(a)	170,642	3,841,152

Synopsys, Inc.(a)	194,000	6,176,960

TIBCO Software, Inc.(a)	10,100	222,301

Total		16,640,118

Systems Software 17.0%

BMC Software, Inc.(a)	4,500	178,470

Check Point Software Technologies Ltd.(a)	77,212	3,678,380

Fortinet, Inc.(a)	39,200	825,944

Imperva, Inc.(a)	7,700	242,781

Microsoft Corp.	61,300	1,638,549

Oracle Corp.	43,000	1,432,760

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Proofpoint, Inc.(a)	43,000	529,330

Symantec Corp.(a)	305,623	5,748,768

VMware, Inc., Class A(a)	15,700	1,477,998

Total		15,752,980

Total Software		32,393,098

Total Information Technology		83,304,103

Telecommunication Services 1.4%
Diversified Telecommunication Services 0.5%

AT&T, Inc.	13,100	441,601

Wireless Telecommunication Services 0.9%

Vodafone Group PLC	328,300	826,418

Total Telecommunication Services		1,268,019

Total Common Stocks (Cost: $81,073,174)		85,668,709

Money Market Funds 7.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	7,103,792	7,103,792

Total Money Market Funds
(Cost: $7,103,792)		7,103,792

Total Investments
(Cost: $88,176,966)		92,772,501

Other Assets & Liabilities, Net		(25,895)

Net Assets		92,746,606

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,543,965	54,291,138	(51,731,311)	7,103,792	12,549	7,103,792

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	157,072	358,129	—	515,201

Health Care	411,150	—	—	411,150

Industrials	170,236	—	—	170,236

Information Technology	78,524,103	4,780,000	—	83,304,103

Telecommunication Services	441,601	826,418	—	1,268,019

Total Equity Securities	79,704,162	5,964,547	—	85,668,709

Other

Money Market Funds	7,103,792	—	—	7,103,792

Total Other	7,103,792	—	—	7,103,792

Total	86,807,954	5,964,547	—	92,772,501

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $81,073,174)	$85,668,709

Affiliated issuers (identified cost $7,103,792)	7,103,792

Total investments (identified cost $88,176,966)	92,772,501

Foreign currency (identified cost $3)	3

Receivable for:

Investments sold	40,151

Capital shares sold	86,699

Dividends	31,601

Prepaid expenses	2,022

Total assets	92,932,977

Liabilities

Payable for:

Capital shares purchased	17,280

Investment management fees	74,008

Distribution and/or service fees	14,412

Transfer agent fees	4,674

Administration fees	6,232

Compensation of board members	6,389

Expense reimbursement due to Investment Manager	13,063

Other expenses	50,313

Total liabilities	186,371

Net assets applicable to outstanding capital stock	$92,746,606

Represented by

Paid-in capital	$87,635,276

Excess of distributions over net investment income	(5,841)

Accumulated net realized gain	521,425

Unrealized appreciation (depreciation) on:

Investments	4,595,535

Foreign currency translations	211

Total — representing net assets applicable to outstanding capital stock	$92,746,606

Class 1

Net assets	$23,922,315

Shares outstanding	1,146,331

Net asset value per share	$20.87

Class 2

Net assets	$68,824,291

Shares outstanding	3,379,516

Net asset value per share	$20.37

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$685,366

Dividends — affiliated issuers	12,549

Income from securities lending — net	11,313

Foreign taxes withheld	(12,107)

Total income	697,121

Expenses:

Investment management fees	874,647

Distribution and/or service fees

Class 2	165,492

Transfer agent fees

Class 1	15,522

Class 2	39,717

Administration fees	73,655

Compensation of board members	10,692

Custodian fees	12,263

Printing and postage fees	26,299

Professional fees	48,952

Other	11,326

Total expenses	1,278,565

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(195,578)

Total net expenses	1,082,987

Net investment loss	(385,866)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	2,015,124

Foreign currency translations	(9,220)

Net realized gain	2,005,904

Net change in unrealized appreciation (depreciation) on:

Investments	3,259,523

Foreign currency translations	2,329

Forward foreign currency exchange contracts	(2,268)

Net change in unrealized appreciation (depreciation)	3,259,584

Net realized and unrealized gain	5,265,488

Net increase in net assets resulting from operations	$4,879,622

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment loss	$(385,866)	$(251,991)

Net realized gain	2,005,904	2,502,947

Net change in unrealized appreciation (depreciation)	3,259,584	(7,645,960)

Net increase (decrease) in net assets resulting from operations	4,879,622	(5,395,004)

Distributions to shareholders

Net realized gains

Class 1	(47,455)	—

Class 2	(125,878)	—

Total distributions to shareholders	(173,333)	—

Increase (decrease) in net assets from capital stock activity	9,719,695	77,779,944

Total increase in net assets	14,425,984	72,384,940

Net assets at beginning of year	78,320,622	5,935,682

Net assets at end of year	$92,746,606	$78,320,622

Excess of distributions over net investment income	$(5,841)	$(2,351)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	10,047	215,847	32,477	661,467

Fund merger	—	—	1,259,171	26,283,989

Distributions reinvested	2,357	47,455	—	—

Redemptions	(159,707)	(3,407,305)	(193,896)	(3,957,824)

Net increase (decrease)	(147,303)	(3,144,003)	1,097,752	22,987,632

Class 2 shares

Subscriptions	1,163,755	24,463,317	907,021	18,037,247

Fund merger	—	—	2,205,485	45,130,273

Distributions reinvested	6,400	125,878	—	—

Redemptions	(574,403)	(11,725,497)	(421,479)	(8,375,208)

Net increase	595,752	12,863,698	2,691,027	54,792,312

Total net increase	448,449	9,719,695	3,788,779	77,779,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$19.50	$20.69	$17.91	$11.03	$18.46

Income from investment operations:

Net investment loss	(0.05)	(0.05)	(0.10)	(0.19)	(0.21)

Net realized and unrealized gain (loss)	1.46	(1.14)	2.88	7.07	(7.22)

Total from investment operations	1.41	(1.19)	2.78	6.88	(7.43)

Less distributions to shareholders:

Net realized gains	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net asset value, end of period	$20.87	$19.50	$20.69	$17.91	$11.03

Total return	7.23%	(5.75%)	15.52%	62.38%	(40.25%)

Ratios to average net assets(a)

Total gross expenses	1.21%	1.36%	2.84%	3.86%	3.54%

Total net expenses(b)	1.00%	0.99%	1.30%	1.90%	1.90%

Net investment loss	(0.25%)	(0.23%)	(0.57%)	(1.38%)	(1.38%)

Supplemental data

Net assets, end of period (in thousands)	$23,922	$25,223	$4,053	$4,022	$2,754

Portfolio turnover	96%	99%	96%	153%	161%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$19.07	$20.30	$17.64	$10.88	$18.25

Income from investment operations:

Net investment loss	(0.10)	(0.10)	(0.16)	(0.23)	(0.24)

Net realized and unrealized gain (loss)	1.44	(1.13)	2.82	6.99	(7.13)

Total from investment operations	1.34	(1.23)	2.66	6.76	(7.37)

Less distributions to shareholders:

Net realized gains	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net asset value, end of period	$20.37	$19.07	$20.30	$17.64	$10.88

Total return	7.03%	(6.06%)	15.08%	62.13%	(40.38%)

Ratios to average net assets(a)

Total gross expenses	1.46%	1.59%	3.03%	3.79%	3.71%

Total net expenses(b)	1.25%	1.24%	1.62%	2.15%	2.07%

Net investment loss	(0.48%)	(0.48%)	(0.91%)	(1.60%)	(1.55%)

Supplemental data

Net assets, end of period (in thousands)	$68,824	$53,098	$1,883	$2,370	$1,159

Portfolio turnover	96%	99%	96%	153%	161%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

16	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update

Annual Report 2012	17

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

(ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The annualized effective investment management fee rate for the year ended December 31, 2012 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,622.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	1.00%
Class 2	1.25

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses,

18	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.99%
Class 2	1.24

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and net operating losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$382,376
Accumulated net realized gain	(382,376)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012 ($)	2011 ($)
Long-term capital gains	173,333	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$97,415
Undistributed accumulated long-term gain	830,768
Unrealized appreciation	4,186,023

At December 31, 2012, the cost of investments for federal income tax purposes was $88,586,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,295,763
Unrealized depreciation	(3,109,740)
Net unrealized appreciation	4,186,023

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $86,595,793 and $80,266,329, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested

Annual Report 2012	19

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 82.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Communications and Information Portfolio, a series of Seligman Portfolios, Inc. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $5,853,610 and the combined net assets immediately after the acquisition were $77,267,872.

The merger was accomplished by a tax-free exchange of 3,075,259 shares of Seligman Communications and Information Portfolio valued at $71,414,262 (including $8,213,589 of unrealized appreciation).

In exchange for Seligman Communications and Information Portfolio shares, the Fund issued the following number of shares:

Shares
Class 1	1,259,171
Class 2	2,205,485

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Communications and Information Portfolio’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Communications and Information Portfolio that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net realized gain on investments, net change in unrealized depreciation and net decrease in net assets resulting from operations for the year ended December 31, 2011, would have been approximately $(0.3) million, $4.2 million, $(7.7) million and $(3.8) million, respectively.

20	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Technology and Technology-Related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Seligman Global Technology Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

22	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations

Capital Gain Dividend	$1,045,639

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	23

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

24	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	25

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

			204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	27

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

28	Annual Report 2012

Columbia Variable Portfolio – Seligman Global Technology Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	29

Columbia Variable Portfolio – Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9916 E (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Managed Volatility Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Managed Volatility Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio – Managed Volatility Fund (the Fund) Class 2 shares returned 2.70% from the Fund’s commencement of operations on April 19, 2012 through December 31, 2012.

>	During the same period, the Fund underperformed the Barclays U.S. Aggregate Bond Index, which returned 2.90%, as well as the Blended Index, which returned 5.06%.

>

During the fiscal period, equity market volatility was on average higher than normal and therefore the Fund was underweight equities relative to the Blended Index during most of the period. Underexposure to positive equity market performance detracted from the Fund’s relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	Life
Class 2	04/19/12	2.70
Barclays U.S. Aggregate Bond Index		2.90
Blended Index		5.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Blended Index, established by the Investment Manager, consists of a 50% weighting of the Barclays U.S. Aggregate Bond Index, a 26% weighting of the S&P 500 Index, a 15% weighting of the MSCI EAFE Index (Net) and a 9% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 19, 2012 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Managed Volatility Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Kent Peterson, PhD

Kent Bergene

Melda Mergen, CFA, CAIA

Portfolio Allocation (%) (at December 31, 2012)
Allocations to Underlying Funds
Underlying Funds: Equity	28.8
International	9.0
U.S. Large Cap	14.2
U.S. Mid Cap	2.7
U.S. Small Cap	2.9
Underlying Funds: Fixed Income	30.6
Floating Rate	1.4
Global Bond	2.9
High Yield	2.6
Inflation Protected Securities	3.3
Investment Grade	19.0
Multisector	1.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	21.6
Residential Mortgage-Backed Securities — Agency	8.8
Exchanged-Traded Funds	8.3
Options Purchased Puts	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in an affiliated money market fund (amounting to $495.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the period from the Fund’s commencement of operations on April 19, 2012 through December 31, 2012, the Fund’s Class 2 shares returned 2.70%. During the period, the Fund underperformed the Barclays U.S. Aggregate Bond Index, which returned 2.90%, as well as the Blended Index, which returned 5.06%. The Fund is designed to manage exposure to equity market volatility. We expect to decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. During the year, equity market volatility was on average higher than normal and therefore the Fund was underweight equities relative to the Blended Index during most of the period. Underexposure to positive equity market performance detracted from the Fund’s relative performance.

Underlying Investments Hurt Relative Returns

Coinciding with the equity market rally during the second half of 2012, market volatility levels fell. As a result, we increased the Fund’s exposure to the equity markets, ending the year with a targeted equity exposure of 49% of net assets, up from approximately 42% earlier in the period. The Fund also invests in instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed income futures. These investments had little to no effect on relative portfolio performance.

As a whole, the underlying funds that drove the Fund’s performance delivered lower returns than those of the Blended Index, which contributed to the Fund’s underperformance relative to that measure. Among these, the largest detractors from returns were Variable Portfolio — Marsico Growth Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Columbia Variable Portfolio — Select Large Cap Growth Fund. During the period since inception, investors showed a preference for higher-yielding, lower quality issues. As a result, domestic large-cap stocks underperformed domestic small- and mid-cap names and international stocks as well. Value-oriented strategies outperformed growth, particularly in the final quarter of the year.

Exposure to High-Yield Bonds and International Securities Aided Results

Among the underlying funds in the portfolio, top contributors to results included Columbia Variable Portfolio — Income Opportunities Fund, Variable Portfolio — DFA International Value Fund, and Variable Portfolio — Pyramis® International Equity Fund. The outperformance of Columbia Variable Portfolio — Income Opportunities Fund was aided by a rally in the high-yield bond markets. High-yield issues were among the top overall contributors to fixed income performance during the year. International equities also performed strongly during the year, outpacing domestic stocks in the fourth quarter.

Market Volatility Determines Positioning

Market volatility declined over the period and, if it continues to do so, we expect to continue to increase the portfolio’s exposure to the equity markets. On the other hand, if volatility returns to its 2012 highs, we expect to decrease the Fund’s equity exposure. We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund’s equity exposure to best manage volatility and its effects on the investment portfolio.

4	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,039.50	1,022.59	2.73	2.67	0.53	5.21	5.16	1.01

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	5

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 30.9%
	Shares	Value ($)
International 9.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	864,083	13,980,860

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	1,399,661	16,879,912

Variable Portfolio — DFA International Value Fund, Class 1(a)	6,339,052	62,566,449

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	4,546,713	53,605,742

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,382,611	17,213,506

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	3,684,424	41,412,927

Total		205,659,396

U.S. Large Cap 15.3%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	2,449,548	35,077,526

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)	2,589,057	31,431,153

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	3,103,596	36,343,116

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	2,384,130	30,636,074

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	4,018,408	50,270,280

Variable Portfolio — Marsico Growth Fund, Class 1(a)	2,315,817	30,568,782

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	3,774,205	50,159,185

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	2,374,547	30,774,134

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	2,888,624	30,937,160

Total		326,197,410

U.S. Mid Cap 2.9%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	2,251,987	26,821,167

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,592,222	34,994,987

Total		61,816,154

U.S. Small Cap 3.1%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,524,117	19,889,731

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	2,803,475	46,565,721

Total		66,455,452

Total Equity Funds
(Cost: $628,848,545)		660,128,412

Fixed-Income Funds 33.0%
	Shares	Value ($)
Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	3,179,533	32,081,485

Global Bond 3.1%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	5,463,138	66,704,909

High Yield 2.8%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,761,701	60,555,481

Inflation Protected Securities 3.6%
Variable Portfolio — BlackRock Inflation Protected — Securities Fund, Class 1(a)	8,023,151	76,701,323

Investment Grade 20.5%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	4,687,468	52,780,891

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	8,491,872	90,693,191

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	2,669,209	28,000,000

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	7,856,724	88,780,978

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	7,762,055	86,236,438

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	3,850,622	40,354,524

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	4,889,136	50,504,773

Total		437,350,795

Multisector 1.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	3,468,299	32,497,965

Total Fixed-Income Funds
(Cost: $700,497,203)		705,891,958

Residential Mortgage-Backed Securities — Agency 9.5%
Issuer	Coupon Rate	Principal Amount	Value ($)

Federal Home Loan Mortgage Corp.(c)(d)
01/01/43	3.000%	$10,950,000	11,447,883
01/01/43	3.500%	21,390,000	22,745,258

Federal National Mortgage Association(c)(d)
01/01/28	2.500%	33,725,000	35,263,703
01/01/28-01/01/43	3.000%	81,985,000	86,102,325
01/01/28-01/01/43	3.500%	43,965,000	46,827,495

Total Residential Mortgage-Backed Securities — Agency
(Cost: $202,179,325)			202,386,664

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

(Percentages represent value of investments compared to net assets)

Exchange-Traded Funds 8.9%
	Shares	Value ($)

SPDR S&P 500 ETF Trust	630,200	89,816,104

iShares Core S&P 500 ETF	82,000	11,732,560

iShares MSCI EAFE Index Fund	1,217,425	69,174,089

iShares Russell 2000 Index Fund	245,215	20,669,172

Total Exchange-Traded Funds
(Cost: $184,397,804)		191,391,925

Options Purchased Puts 2.0%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

S&P 500 Index

	1,000	1,300	Dec. 2013	6,915,000

	800	1,300	Dec. 2013	5,532,000

	300	1,250	Dec. 2013	1,668,000

	800	1,300	June 2014	8,084,000

	33	1,150	Dec. 2013	115,665

	15	1,125	Dec. 2013	46,650

	2,209	1,100	Dec. 2014	15,363,595

	1,100	1,000	Dec. 2014	5,313,000

Total Options Purchased Puts
(Cost: $56,015,145)				43,037,910

Money Market Funds 23.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(a)(e)	494,983,539	494,983,539

Total Money Market Funds
(Cost: $494,983,539)		494,983,539

Total Investments
(Cost: $2,266,921,561)		2,297,820,408

Other Assets and Liabilities		(161,123,819)

Net Assets		2,136,696,589

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $27,912,800 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Russell 2000 Mini Index	531	44,954,460	March 2013	967,365	—

S&P 500 Index	1,356	481,413,900	March 2013	—	(654,691)

U.S. Treasury Note, 2-year	158	34,834,063	March 2013	4,661	—

U.S. Treasury Note, 5-year	490	60,962,889	April 2013	73,980	—

U.S. Treasury Ultra Bond, 30-year	205	33,331,719	March 2013	—	(741,883)

Total				1,046,006	(1,396,574)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Cost/Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	657,299,977	(172,316,438)	—	494,983,539	—	240,079	494,983,539

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	53,508,462	(965,231)	(13,712)	52,529,519	240,641	372,191	52,780,891

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	34,618,942	(651,529)	(7,805)	33,959,608	—	—	35,077,526

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	12,917,074	(241,313)	(10,384)	12,665,377	55,886	39,357	13,980,860

Columbia Variable Portfolio — Global Bond Fund, Class 1	—	67,169,606	(1,254,801)	14,676	65,929,481	64,470	431,617	66,704,909

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	59,174,619	(603,272)	(14,438)	58,556,909	169,613	555,580	60,555,481

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	91,332,083	(1,447,847)	1,210	89,885,446	—	401,100	90,693,191

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	—	25,643,661	(482,616)	(5,935)	25,155,110	—	—	26,821,167

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	—	30,829,153	(579,139)	(33,761)	30,216,253	13,631	43,129	31,431,153

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	—	34,618,942	(651,528)	(13,753)	33,953,661	—	—	36,343,116

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1	—	28,000,000	—	—	28,000,000	—	—	28,000,000

Columbia Variable Portfolio — Strategic Income Fund, Class 1	—	32,591,623	(603,272)	3,418	31,991,769	—	537,047	32,497,965

Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	90,232,719	(1,689,184)	1,225	88,544,760	114,792	365,114	88,780,978

Variable Portfolio — American Century Growth Fund, Class 1	—	30,772,393	(579,139)	(23,218)	30,170,036	—	—	30,636,074

Variable Portfolio — BlackRock Inflation-Protected Securities Fund, Class 1	—	77,855,109	(1,520,237)	(9,791)	76,325,081	180,303	659,755	76,701,323

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	—	16,180,488	(301,631)	(8,579)	15,870,278	50,949	102,251	16,879,912

Variable Portfolio — DFA International Value Fund, Class 1	—	58,227,229	(1,085,889)	(32,132)	57,109,208	—	528,992	62,566,449

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	32,377,171	(603,273)	(12,774)	31,761,124	45,922	276,673	32,081,485

Variable Portfolio — Invesco International Growth Fund, Class 1	—	51,649,751	(965,232)	(38,859)	50,645,660	188,806	173,622	53,605,742

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	—	87,611,921	(1,640,894)	4,165	85,975,192	39,832	383,642	86,236,438

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	—	34,618,942	(651,528)	(12,678)	33,954,736	—	—	34,994,987

Variable Portfolio — Marsico Growth Fund, Class 1	—	30,772,393	(579,139)	(34,051)	30,159,203	—	—	30,568,782

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Cost/Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — MFS Value Fund, Class 1	—	49,364,047	(929,037)	(8,607)	48,426,403	—	—	50,270,280

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	—	16,351,698	(301,631)	(16,302)	16,033,765	158,759	165,651	17,213,506

Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	49,364,047	(929,037)	7,401	48,442,411	—	—	50,159,185

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	—	30,772,393	(579,138)	(28,972)	30,164,283	—	—	30,774,134

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	—	19,633,040	(198,899)	(15,610)	19,418,531	—	—	19,889,731

Variable Portfolio — Partners Small Cap Value Fund, Class 1	—	44,876,407	(844,575)	(12,092)	44,019,740	—	—	46,565,721

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	—	41,294,200	(772,185)	(14,811)	40,507,204	125,975	138,368	40,354,524

Variable Portfolio — Pyramis® International Equity Fund, Class 1	—	38,876,850	(723,929)	(20,484)	38,132,437	114,114	297,245	41,412,927

Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	30,676,625	(310,778)	(14,002)	30,351,845	—	—	30,937,160

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	51,461,381	(965,232)	(5,431)	50,490,718	68,181	105,877	50,504,773

Total	10,000,000	2,010,672,946	(195,967,573)	(376,086)	1,824,329,287	1,631,874	5,817,290	1,861,003,909

(b)	Non-income producing.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	660,128,412	—	—	660,128,412

Fixed-Income Funds	705,891,958			705,891,958

Money Market Funds	494,983,539	—	—	494,983,539

Total Mutual Funds	1,861,003,909	—	—	1,861,003,909

Bonds

Residential Mortgage-Backed Securities — Agency	—	202,386,664	—	202,386,664

Total Bonds	—	202,386,664	—	202,386,664

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Exchange-Traded Funds	191,391,925	—	—	191,391,925

Total Equity Securities	191,391,925	—	—	191,391,925

Other

Options Purchased Puts	43,037,910	—	—	43,037,910

Total Other	43,037,910	—	—	43,037,910

Investments in Securities	2,095,433,744	202,386,664	—	2,297,820,408

Derivatives

Assets

Futures Contracts	1,046,006	—	—	1,046,006

Liabilities

Futures Contracts	(1,396,574)	—	—	(1,396,574)

Total	2,095,083,176	202,386,664	—	2,297,469,840

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $442,592,274)	$436,816,499

Affiliated issuers (identified cost $1,824,329,287)	1,861,003,909

Total investments (identified cost $2,266,921,561)	2,297,820,408

Margin deposits on futures contracts	27,912,800

Receivable for:

Investments sold	3,822,304

Capital shares sold	8,467,019

Investments sold on a delayed delivery basis	5,538,057

Dividends	677,205

Interest	229,654

Variation margin on futures contracts	13,582,419

Prepaid expenses	2,706

Other assets	14,438

Total assets	2,358,067,010

Liabilities

Disbursements in excess of cash	855

Payable for:

Investments purchased	13,267,336

Investments purchased on a delayed delivery basis	207,943,481

Investment management fees	39,766

Distribution and/or service fees	42,972

Transfer agent fees	3,700

Administration fees	3,596

Compensation of board members	7,708

Expense reimbursement due to Investment Manager	922

Other expenses	60,085

Total liabilities	221,370,421

Net assets applicable to outstanding capital stock	$2,136,696,589

Represented by

Partners’ capital	$2,136,696,589

Total — representing net assets applicable to outstanding capital stock	$2,136,696,589

Class 2

Net assets	$2,136,696,589

Shares outstanding	207,970,235

Net asset value per share	$10.27

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Operations

Year ended December 31, 2012

Net investment income(a)

Income:

Dividends — unaffiliated issuers	$2,254,504

Dividends — affiliated issuers	5,817,290

Total income	8,071,794

Expenses:

Investment management fees	1,507,654

Distribution and/or service fees

Class 2	1,586,690

Transfer agent fees

Class 2	138,009

Administration fees	136,861

Compensation of board members	15,987

Custodian fees	40,660

Printing and postage fees	53,952

Professional fees	19,611

Other	39,835

Total expenses	3,539,259

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(168,807)

Total net expenses	3,370,452

Net investment income	4,701,342

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(86,322)

Investments — affiliated issuers	(376,086)

Capital gain distributions from underlying affiliated funds	1,631,874

Futures contracts	10,178,630

Net realized gain	11,348,096

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(5,775,775)

Investments — affiliated issuers	36,674,622

Futures contracts	(350,568)

Net change in unrealized appreciation (depreciation)	30,548,279

Net realized and unrealized gain	41,896,375

Net increase in net assets resulting from operations	$46,597,717

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Changes in Net Assets

Year ended December 31, 2012(a)
Operations

Net investment income	$4,701,342

Net realized gain	11,348,096

Net change in unrealized appreciation (depreciation)	30,548,279

Net increase in net assets resulting from operations	46,597,717

Increase (decrease) in net assets from capital stock activity	2,080,098,872

Total increase in net assets	2,126,696,589

Net assets at beginning of year	10,000,000

Net assets at end of year	$2,136,696,589

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	208,153,211	2,091,608,840

Redemptions	(1,182,976)	(11,509,968)

Net increase	206,970,235	2,080,098,872

Total net increase	206,970,235	2,080,098,872

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Managed Volatility Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.05

Net realized and unrealized gain	0.22

Total from investment operations	0.27

Net asset value, end of period	$10.27

Total return	2.70%

Ratios to average net assets(b)

Total gross expenses	0.56	%(c)

Total net expenses(d)	0.53	%(c)

Net investment income	0.74	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,136,697

Portfolio turnover	117	%(e)

Notes to Financial Highlights

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 20% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund, which represented the initial capital for Class 2 at $10 per share. The Fund commenced operations on April 19, 2012.

These financial statements cover the period from April 19, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in

Annual Report 2012	17

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to [produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions]. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/

decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

18	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	967,365	*
Equity contracts	Investments at value —unaffiliated issuers (for purchased options)	43,037,910
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	78,641	*
Total		44,083,916

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	654,691	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	741,883	*
Total		1,396,574

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	9,501,947	(3,401,324)	6,100,623
Interest rate contracts	676,683	—	676,683
Total	10,178,630	(3,401,324)	6,777,306
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	312,674	(12,977,235)	(12,664,561)
Interest rate contracts	(663,242)	—	(663,242)
Total	(350,568)	(12,977,235)	(13,327,803)

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	12,445
Options contracts	8,166

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference

Annual Report 2012	19

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires

20	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in other securities or investments through the Tactical Allocation Strategy and other funds advised by the Investment Manager that do not pay an investment management fee, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 0.24% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds that pay an administrative services fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to investments through the Tactical Allocation Strategy and underlying funds that do not pay an administration fee declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.02% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended December 31, 2012, other expenses paid to this company were $3,650.

Other expenses also include offering cost which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole

Annual Report 2012	21

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate of 1.02% of Class 2 average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $2,659,126,552 and $946,142,584, respectively, for the period ended December 31, 2012, of which $1,075,337,770 and $875,354,086, respectively, were U.S. government securities.

Note 5. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

22	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	23

Columbia Variable Portfolio – Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Managed Volatility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

24	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	25

Columbia Variable Portfolio – Managed Volatility Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

26	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	27

Columbia Variable Portfolio – Managed Volatility Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

28	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

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32	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Variable Portfolio – Managed Volatility Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6538 A (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Dividend Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund) Class 3 shares returned 13.99% for the 12-month period that ended December 31, 2012.

>	The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.51% for the same time period.

>	The Fund’s underperformance can be attributed primarily to sector allocation overall, which more than offset the modestly positive contributions made by individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	14.10	-0.73	8.97
Class 2*	05/03/10	13.86	-0.94	8.78
Class 3	09/15/99	13.99	-0.81	8.92
Russell 1000 Value Index		17.51	0.59	7.38

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Top Ten Holdings (%) (at December 31, 2012)
Enbridge, Inc.	3.2
Pfizer, Inc.	2.7
Royal Dutch Shell PLC, ADR	2.7
General Electric Co.	2.7
Cisco Systems, Inc.	2.6
JPMorgan Chase & Co.	2.4
Merck & Co., Inc.	2.2
XL Group PLC	2.1
Eaton Corp. Plc	2.0
Verizon Communications, Inc.	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective June 29, 2012, Columbia Variable Portfolio — Diversified Equity Income Fund was re-named Columbia Variable Portfolio — Dividend Opportunity Fund and its principal investment strategies were changed.

As of December 31, 2012, 25% or more of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 13.99%. The Fund underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which increased 17.51% for the period. The Fund’s underperformance can be attributed primarily to sector allocation overall, which more than offset the modestly positive contributions made by individual stock selection.

U.S. Equity Market Rallied Despite Pronounced Volatility

The U.S. equity market posted its best annual performance since 2007, but such gains mask what was particularly pronounced market volatility throughout 2012. Such volatility was driven by worries about the then-looming U.S. fiscal cliff, about economic health in Europe and China and about a gridlocked, highly partisan political environment at home.

Early in the annual period, the U.S. economic recovery generated enough solid economic data, especially in the manufacturing, employment, retail and housing markets, to raise consumer expectations and restore investor confidence. An unusually mild winter in the U.S. further supported economic activity. In turn, the S&P 500 Index, a broad measure of large company stock performance, gained 12.59%, its strongest first-quarter gain since 1998. The second quarter, however, saw a pullback, led by disappointing economic data — especially lackluster job formation. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems, especially in Greece, also weighed on investor sentiment as did a continued slowdown in emerging market growth, especially in China. The U.S. equity market declined during the second quarter, although a late agreement by Eurozone leaders to have a unified banking regulator lifted stocks in the quarter’s final trading session.

The U.S. equity market came back strong enough in the third quarter to more than erase second quarter losses, as investors shrugged off still lackluster economic data both here and abroad. Even though Europe’s sovereign debt problems continued to dominate the headlines, the European Central Bank raised hopes for a longer-term solution, and the U.S. Federal Reserve’s (the Fed) commitment to an additional round of quantitative easing — buying up bonds to lower interest rates — further bolstered investor confidence.

The pace of economic growth remained sluggish but positive in the fourth quarter, as the Northeast U.S. recovered from the devastating effects of Hurricane Sandy, uncertainty dominated in advance of the November elections, and Congress delayed action to avert the fiscal cliff of tax increases and spending cuts. Despite generally positive economic news regarding manufacturing activity, consumer

4	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

spending and housing market data and announcements by the Fed regarding the extension of its efforts to make financial conditions more accommodative, a cloud of uncertainty hung over the equity markets. Most major U.S. equity indices generated flat returns for the quarter.

Despite such volatility and uncertainty, all ten sectors of the Russell Index posted positive returns for the year. For the annual period overall, the consumer discretionary, financials and industrials sectors performed best on a relative basis. The utilities, energy and information technology sectors were the weakest performers in the Russell Index during the annual period.

Sector Allocation Hampered Fund Performance

The Fund underperformed the Russell Index due primarily to sector allocation overall. Individual stock selection contributed positively, albeit modestly, to the Fund’s relative results.

Sector allocation in the financials sector negatively impacted the Fund’s annual results most, more than offsetting the positive contribution made by stock selection within the sector. The Fund had a significantly lesser exposure to financials than the Russell Index, which hurt, as the sector was the second strongest performer during the annual period. Having an approximately 1.8% average position in cash and cash equivalents also detracted during an annual period when the U.S. equity market rallied so strongly.

The Fund’s results were also hurt by stock selection within the consumer discretionary sector. In particular, having sizable positions in auto parts company Johnson Controls and fast-food restaurant retailer McDonald’s hampered results. Johnson Controls struggled during the annual period against weak automobile battery demand amidst an inventory overhang and by poor results within its auto interiors business segment. McDonald’s disappointed given a seeming plateau in its global same-store sales results and given an increasingly competitive environment in the U.S.

In the energy sector, a position in oilfield services giant Halliburton detracted from the Fund’s relative performance. Halliburton’s shares were pressured by missed earnings, largely the result of low natural gas prices and a decline in natural-gas directed wells.

Information Technology and Utilities Selection Boosted Results

On the positive side, stock selection in the information technology and utilities sectors proved particularly effective. In information technology, positions in computers and peripherals giant Apple and global payment solutions provider MasterCard benefited the Fund during the annual period. Timing of our trades during the annual period in Apple proved especially prudent, contributing positively to the Fund’s results. Shares of MasterCard advanced as the company’s volumes held up better than anticipated even in the face of a sluggish economy and after the Fed announced its final decision on debit interchange rates (i.e. charges on debit card transactions), which was more favorable for the company than the market had anticipated.

In utilities, a position in gas distribution company Sempra Energy boosted the Fund’s results most. During the annual period, investors responded favorably to Sempra Energy’s investment in future liquid natural gas (LNG) capacity and its

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.1
Consumer Discretionary	8.1
Consumer Staples	10.6
Energy	12.6
Financials	17.4
Health Care	13.7
Industrials	10.5
Information Technology	7.7
Materials	4.0
Telecommunication Services	6.6
Utilities	6.9
Convertible Bonds	0.2
Materials	0.2
Equity-Linked Notes	0.5
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

efforts to get such capabilities approved by regulators. Amidst the worst performing sector in the Russell Index, Sempra Energy was a standout performer.

Elsewhere, a position in industrials company Cooper Industries contributed positively to the Fund’s relative results. Cooper Industries’ stock performed well as the company was the subject of an agreed-upon takeout by Eaton in a deal valued at about $11.46 billion.

New Fund Strategy Drove Fund Portfolio Changes

Through much of the annual period, we added to the Fund’s allocation to the financials sector, as we felt there had been fundamental improvement in the credit statistics and lending segments of the industry. Also, in transitioning the Fund to a more dividend-oriented investment strategy beginning on the last trading day of June, we decreased the Fund’s positions in the energy and industrials sectors and correspondingly increased its positions in utilities and health care sectors.

Looking Ahead

From a broad perspective, we believe the agreement reached regarding the fiscal cliff — the series of federal tax hikes and spending cuts that were due to take place at the start of 2013 — resolved some of the details of the tax half of the question but did nothing to fix the cliff’s 10-year plan to cut spending by $1.2 trillion. That means Congress will have to finish that half of the problem at the same time it negotiates an extension of the U.S.’ borrowing limits. Add to the mix a slew of new economic data for the markets to chew on and the result is likely continued volatility in the U.S. equity market.

That said, once these political budgetary and financial issues do fade, hopefully by the end of the first calendar quarter, we believe the rhetoric surrounding Washington D.C. decision making that has weighed on both U.S. and international equity markets for some time now will be reduced and investors will be able to re-focus their attention on the pace of economic growth and on prospects for corporate earnings and revenue growth in 2013. As investors return to a fundamental analysis of the traditional drivers of performance, we believe the U.S. should be perceived well relative to the rest of the developed world and that the potential for equities’ multiple expansion that has been suppressed by government-driven macro issues will be enhanced. These factors, along with monetary policy that we believe remains in equity investors’ favor and signs that global economic growth is picking up, particularly in China, lead us to be cautiously optimistic about the returns the U.S. equity market could generate in 2013.

6	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.00	1,021.79	3.59	3.53	0.69
Class 2	1,000.00	1,000.00	1,054.90	1,020.52	4.88	4.80	0.94
Class 3	1,000.00	1,000.00	1,055.50	1,021.18	4.21	4.14	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 8.1%
Automobiles 0.8%

Ford Motor Co.	1,830,315	23,702,579

Hotels, Restaurants & Leisure 2.4%

Carnival Corp.	403,708	14,844,343

Intercontinental Hotels Group PLC	320,413	8,984,498

Las Vegas Sands Corp.	157,300	7,260,968

McDonald’s Corp.	442,100	38,997,641

Total		70,087,450

Household Durables 1.2%

Leggett & Platt, Inc.	937,713	25,524,548

Whirlpool Corp.	107,961	10,985,032

Total		36,509,580

Media 2.5%

Cinemark Holdings, Inc.	285,800	7,425,084

Gannett Co., Inc.	673,245	12,125,142

National CineMedia, Inc.	943,093	13,325,904

Regal Entertainment Group, Class A	1,168,097	16,294,953

Time Warner, Inc.	370,508	17,721,398

Viacom, Inc., Class B	146,732	7,738,646

Total		74,631,127

Multiline Retail 0.6%

Macy’s, Inc.	419,659	16,375,094

Specialty Retail 0.6%

Buckle, Inc. (The)	116,400	5,196,096

GameStop Corp., Class A	543,600	13,638,924

Total		18,835,020

Total Consumer Discretionary		240,140,850

Consumer Staples 10.7%
Beverages 1.2%

Coca-Cola Co. (The)	473,800	17,175,250

PepsiCo, Inc.	257,667	17,632,153

Total		34,807,403

Food & Staples Retailing 0.7%

Costco Wholesale Corp.	120,100	11,862,277

SYSCO Corp.	232,100	7,348,286

Total		19,210,563

Food Products 2.9%

B&G Foods, Inc.	816,511	23,115,426

ConAgra Foods, Inc.	290,100	8,557,950

Hershey Co. (The)	105,200	7,597,544

Kraft Foods Group, Inc.	234,628	10,668,535

Common Stocks (continued)
Issuer	Shares	Value ($)

Mondelez International, Inc., Class A	703,884	17,927,926

Unilever NV — NY Shares	500,500	19,169,150

Total		87,036,531

Household Products 2.1%

Kimberly-Clark Corp.	344,796	29,111,126

Procter & Gamble Co. (The)	465,358	31,593,155

Total		60,704,281

Personal Products 0.2%

Avon Products, Inc.	466,700	6,701,812

Tobacco 3.6%

Altria Group, Inc.	763,235	23,980,844

Lorillard, Inc.	435,565	50,817,368

Philip Morris International, Inc.	378,584	31,664,766

Total		106,462,978

Total Consumer Staples		314,923,568

Energy 12.5%
Energy Equipment & Services 0.9%

Seadrill Ltd.	746,208	27,460,455

Oil, Gas & Consumable Fuels 11.6%

BP PLC, ADR	708,100	29,485,284

Chevron Corp.	462,430	50,007,180

Enbridge, Inc.	2,143,453	92,854,384

Kinder Morgan, Inc.	674,827	23,841,638

Occidental Petroleum Corp.	347,068	26,588,879

Royal Dutch Shell PLC, ADR	1,135,639	78,302,309

Spectra Energy Corp.	507,500	13,895,350

Total SA, ADR	292,092	15,191,705

Williams Companies, Inc. (The)	410,939	13,454,143

Total		343,620,872

Total Energy		371,081,327

Financials 17.4%
Capital Markets 2.0%

BlackRock, Inc.	105,752	21,859,996

Goldman Sachs Group, Inc. (The)	234,033	29,853,249

New Mountain Finance Corp.	586,562	8,739,774

Total		60,453,019

Commercial Banks 5.5%

Bank of Montreal	453,000	27,768,900

Fifth Third Bancorp	585,900	8,899,821

M&T Bank Corp.	323,700	31,874,739

U.S. Bancorp	1,333,200	42,582,408

Wells Fargo & Co.	1,500,780	51,296,660

Total		162,422,528

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 4.2%

Citigroup, Inc.	1,099,243	43,486,077

JPMorgan Chase & Co.	1,619,911	71,227,487

NYSE Euronext	260,200	8,206,708

Total		122,920,272

Insurance 5.4%

ACE Ltd.	344,856	27,519,509

Aflac, Inc.	246,400	13,088,768

Allstate Corp. (The)	617,036	24,786,336

Endurance Specialty Holdings Ltd.	172,717	6,855,138

PartnerRe Ltd.	118,298	9,521,806

Travelers Companies, Inc. (The)	231,132	16,599,900

XL Group PLC	2,465,016	61,773,301

Total		160,144,758

Real Estate Investment Trusts (REITs) 0.3%

Omega Healthcare Investors, Inc.	320,400	7,641,540

Total Financials		513,582,117

Health Care 13.7%
Biotechnology 0.2%

Amgen, Inc.	82,700	7,138,664

Pharmaceuticals 13.5%

Abbott Laboratories	382,900	25,079,950

AstraZeneca PLC, ADR	474,206	22,415,718

Bristol-Myers Squibb Co.	1,031,095	33,603,386

Eli Lilly & Co.	333,900	16,467,948

GlaxoSmithKline PLC, ADR	647,800	28,159,866

Johnson & Johnson	783,323	54,910,942

Merck & Co., Inc.	1,594,161	65,264,951

Novartis AG, ADR	568,367	35,977,631

Pfizer, Inc.	3,160,984	79,277,479

Roche Holding AG, ADR	442,676	22,355,138

Warner Chilcott PLC, Class A	1,322,100	15,918,084

Total		399,431,093

Total Health Care		406,569,757

Industrials 10.5%
Aerospace & Defense 1.6%

Honeywell International, Inc.	278,322	17,665,098

Lockheed Martin Corp.	314,870	29,059,352

Total		46,724,450

Commercial Services & Supplies 2.2%

ADT Corp. (The)	136,259	6,334,681

Deluxe Corp.	515,500	16,619,720

Common Stocks (continued)
Issuer	Shares	Value ($)

Pitney Bowes, Inc.	1,073,941	11,426,732

RR Donnelley & Sons Co.	1,129,000	10,161,000

Tyco International Ltd.	272,519	7,971,181

Waste Management, Inc.	361,900	12,210,506

Total		64,723,820

Electrical Equipment 2.3%

Eaton Corp. PLC	1,078,978	58,480,607

Hubbell, Inc., Class B	122,525	10,369,291

Total		68,849,898

Industrial Conglomerates 3.0%

General Electric Co.	3,712,900	77,933,771

Siemens AG, ADR	95,188	10,420,230

Total		88,354,001

Machinery 1.4%

Harsco Corp.	584,100	13,726,350

Illinois Tool Works, Inc.	405,714	24,671,468

Pentair Ltd.	65,389	3,213,870

Total		41,611,688

Total Industrials		310,263,857

Information Technology 7.7%
Communications Equipment 2.6%

Cisco Systems, Inc.	3,843,036	75,515,658

Computers & Peripherals 0.3%

Dell, Inc.	966,200	9,787,606

Internet Software & Services 0.4%

AOL, Inc.	408,031	12,081,798

Semiconductors & Semiconductor Equipment 3.5%

Analog Devices, Inc.	478,300	20,117,298

Intel Corp.	1,251,676	25,822,076

Maxim Integrated Products, Inc.	771,100	22,670,340

Microchip Technology, Inc.	1,054,158	34,355,009

Total		102,964,723

Software 0.9%

Microsoft Corp.	1,038,847	27,768,380

Total Information Technology		228,118,165

Materials 4.0%
Chemicals 1.6%

Dow Chemical Co. (The)	243,976	7,885,304

Mosaic Co. (The)	389,220	22,041,529

Olin Corp.	847,200	18,291,048

Total		48,217,881

Metals & Mining 0.6%

Southern Copper Corp.	462,300	17,502,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.8%

International Paper Co.	912,277	36,345,116

MeadWestvaco Corp.	517,300	16,486,351

Total		52,831,467

Total Materials		118,552,026

Telecommunication Services 6.6%
Diversified Telecommunication Services 6.0%

AT&T, Inc.	1,281,465	43,198,185

BCE, Inc.	356,100	15,290,934

CenturyLink, Inc.	862,390	33,736,697

Deutsche Telekom AG, ADR	1,198,563	13,621,668

Telstra Corp., Ltd.	1,525,500	6,951,288

Verizon Communications, Inc.	1,298,013	56,165,022

Windstream Corp.	807,645	6,687,301

Total		175,651,095

Wireless Telecommunication Services 0.6%

Vodafone Group PLC, ADR	729,201	18,368,573

Total Telecommunication Services		194,019,668

Utilities 6.9%
Electric Utilities 2.8%

American Electric Power Co., Inc.	347,440	14,828,739

Duke Energy Corp.	322,500	20,575,500

FirstEnergy Corp.	350,515	14,637,507

NextEra Energy, Inc.	228,630	15,818,910

PPL Corp.	560,702	16,052,898

Total		81,913,554

Multi-Utilities 4.1%

Ameren Corp.	456,800	14,032,896

Dominion Resources, Inc.	467,402	24,211,423

National Grid PLC	1,088,700	12,486,755

PG&E Corp.	522,994	21,013,899

Public Service Enterprise Group, Inc.	182,300	5,578,380

SCANA Corp.	171,200	7,813,568

Sempra Energy	333,197	23,636,995

TECO Energy, Inc.	749,900	12,568,324

Total		121,342,240

Total Utilities		203,255,794

Total Common Stocks (Cost: $2,626,208,250)		2,900,507,129

Equity-Linked Notes 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG
Mandatory Exchangeable Notes (linked to common stock of Cisco Systems, Inc.)(a) 02/12/13	11.67%	412,500	15,906,412

Total Equity-Linked Notes (Cost: $15,031,500)			15,906,412

Convertible Bonds 0.2%
		Principal Amount	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	5,139,000	5,839,189

Total Convertible Bonds (Cost: $5,139,000)			5,839,189

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	35,930,083	35,930,083

Total Money Market Funds (Cost: $35,930,083)		35,930,083

Total Investments (Cost: $2,682,308,833)		2,958,182,813

Other Assets & Liabilities, Net		(1,067,778)

Net Assets		2,957,115,035

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $15,906,412 or 0.54% of net assets.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	79,103,189	927,380,229	(970,553,335)	35,930,083	85,486	35,930,083
Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	231,156,352	8,984,498	—	240,140,850

Consumer Staples	314,923,568	—	—	314,923,568

Energy	371,081,327	—	—	371,081,327

Financials	513,582,117	—	—	513,582,117

Health Care	406,569,757	—	—	406,569,757

Industrials	310,263,857	—	—	310,263,857

Information Technology	228,118,165	—	—	228,118,165

Materials	118,552,026	—	—	118,552,026

Telecommunication Services	187,068,380	6,951,288	—	194,019,668

Utilities	190,769,039	12,486,755	—	203,255,794

Total Equity Securities	2,872,084,588	28,422,541	—	2,900,507,129

Bonds

Convertible Bonds	—	5,839,189	—	5,839,189

Total Bonds	—	5,839,189	—	5,839,189

Other

Equity-Linked Notes	—	15,906,412	—	15,906,412

Money Market Funds	35,930,083	—	—	35,930,083

Total Other	35,930,083	15,906,412	—	51,836,495

Total	2,908,014,671	50,168,142	—	2,958,182,813

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,646,378,750)	$2,922,252,730

Affiliated issuers (identified cost $35,930,083)	35,930,083

Total investments (identified cost $2,682,308,833)	2,958,182,813

Receivable for:

Capital shares sold	148,248

Dividends	5,833,057

Interest	56,743

Reclaims	144,846

Prepaid expenses	12,447

Trustees’ deferred compensation plan	39,108

Total assets	2,964,417,262

Liabilities

Payable for:

Investments purchased	1,802,749

Capital shares purchased	3,323,610

Investment management fees	1,421,759

Distribution and/or service fees	124,204

Transfer agent fees	150,118

Administration fees	131,452

Compensation of board members	166,990

Other expenses	142,237

Trustees’ deferred compensation plan	39,108

Total liabilities	7,302,227

Net assets applicable to outstanding capital stock	$2,957,115,035

Represented by

Partners’ capital	$2,957,115,035

Total — representing net assets applicable to outstanding capital stock	$2,957,115,035

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$1,803,840,726

Shares outstanding	125,997,330

Net asset value per share	$14.32

Class 2

Net assets	$18,872,705

Shares outstanding	1,328,140

Net asset value per share	$14.21

Class 3

Net assets	$1,134,401,604

Shares outstanding	79,548,016

Net asset value per share	$14.26

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$108,740,162

Dividends — affiliated issuers	85,486

Interest	192,713

Income from securities lending — net	1,114,426

Foreign taxes withheld	(1,652,460)

Total income	108,480,327

Expenses:

Investment management fees	17,216,129

Distribution and/or service fees

Class 2	43,041

Class 3	1,508,201

Transfer agent fees

Class 1	1,088,005

Class 2	10,330

Class 3	723,917

Administration fees	1,587,676

Compensation of board members	59,268

Custodian fees	23,809

Printing and postage fees	95,190

Professional fees	36,037

Other	142,054

Total expenses	22,533,657

Net investment income	85,946,670

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	378,415,327

Foreign currency translations	(5,086)

Net realized gain	378,410,241

Net change in unrealized appreciation (depreciation) on:

Investments	(66,685,629)

Foreign currency translations	1,795

Net change in unrealized appreciation (depreciation)	(66,683,834)

Net realized and unrealized gain	311,726,407

Net increase in net assets resulting from operations	$397,673,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$85,946,670	$51,213,002

Net realized gain	378,410,241	204,439,145

Net change in unrealized appreciation (depreciation)	(66,683,834)	(412,526,615)

Net increase (decrease) in net assets resulting from operations	397,673,077	(156,874,468)

Increase (decrease) in net assets from capital stock activity	(415,817,977)	3,168,911

Total decrease in net assets	(18,144,900)	(153,705,557)

Net assets at beginning of year	2,975,259,935	3,128,965,492

Net assets at end of year	$2,957,115,035	$2,975,259,935

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,786,956	52,203,219	17,256,979	220,285,452

Fund merger	—	—	6,125,550	88,211,428

Redemptions	(16,273,548)	(221,363,348)	(2,823,265)	(37,086,803)

Net increase (decrease)	(12,486,592)	(169,160,129)	20,559,264	271,410,077

Class 2 shares

Subscriptions	291,652	4,009,538	308,167	4,015,852

Fund merger	—	—	1,032,751	14,804,552

Redemptions	(217,297)	(2,958,122)	(177,675)	(2,294,173)

Net increase	74,355	1,051,416	1,163,243	16,526,231

Class 3 Shares

Subscriptions	18,303	254,141	181,510	2,239,870

Redemptions	(18,134,719)	(247,963,405)	(21,961,167)	(287,007,267)

Net increase	(18,116,416)	(247,709,264)	(21,779,657)	(284,767,397)

Total net decrease	(30,528,653)	(415,817,977)	(57,150)	3,168,911

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.55	$13.19	$12.05

Income from investment operations:

Net investment income	0.40	0.23	0.13

Net realized and unrealized gain (loss)	1.37	(0.87)	1.01

Total from investment operations	1.77	(0.64)	1.14

Net asset value, end of period	$14.32	$12.55	$13.19

Total return	14.10%	(4.85%)	9.46%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.74%	0.78	%(c)

Total net expenses(d)	0.69%	0.74%	0.78	%(c)

Net investment income	2.89%	1.74%	1.68	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,803,841	$1,737,503	$1,554,975

Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.48	$13.15	$12.05

Income from investment operations:

Net investment income	0.37	0.22	0.11

Net realized and unrealized gain (loss)	1.36	(0.89)	0.99

Total from investment operations	1.73	(0.67)	1.10

Net asset value, end of period	$14.21	$12.48	$13.15

Total return	13.86%	(5.09%)	9.13%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.97%	1.03	%(c)

Total net expenses(d)	0.94%	0.97%	1.03	%(c)

Net investment income	2.69%	1.71%	1.37	%(c)

Supplemental data

Net assets, end of period (in thousands)	$18,873	$15,653	$1,191

Portfolio turnover	64%	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$12.51	$13.17	$11.27	$8.84	$16.24

Income from investment operations:

Net investment income	0.38	0.20	0.17	0.20	0.23

Net realized and unrealized gain (loss)	1.37	(0.86)	1.73	2.23	(6.35)

Total from investment operations	1.75	(0.66)	1.90	2.43	(6.12)

Net investment income	—	—	—	—	(0.01)

Net realized gains	—	—	—	—	(1.27)

Total distributions to shareholders	—	—	—	—	(1.28)

Net asset value, end of period	$14.26	$12.51	$13.17	$11.27	$8.84

Total return	13.99%	(5.01%)	16.83%	27.46%	(40.47%)

Ratios to average net assets(a)

Total gross expenses	0.82%	0.86%	0.90%	0.76%	0.86%

Total net expenses(b)	0.82%	0.86%	0.90%	0.76%	0.86%

Net investment income	2.74%	1.57%	1.42%	2.14%	2.03%

Supplemental data

Net assets, end of period (in thousands)	$1,134,402	$1,222,104	$1,572,800	$3,857,317	$2,765,112

Portfolio turnover	64%	41%	26%	49%	41%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund), formerly known as Columbia Variable Portfolio — Diversified Equity Income Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is

Annual Report 2012	21

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income

22	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $10,487.

Annual Report 2012	23

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.76%
Class 2	1.01
Class 3	0.885

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,900,878,613 and $2,184,192,936, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of

24	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 97.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $3,334,199,867 and the combined net assets immediately after the acquisition were $3,437,215,847.

The merger was accomplished by a tax-free exchange of 7,555,251 shares of the acquired fund valued at $103,015,980 (including $24,411,317 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,125,550
Class 2	1,032,751

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $52.9 million, $209.8 million, $(411.6) million and $(148.9) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

Annual Report 2012	25

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Dividend Opportunity Fund (formerly Columbia Variable Portfolio — Diversified Equity Income Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Dividend Opportunity Fund (formerly Columbia Variable Portfolio — Diversified Equity Income Fund) (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	27

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

28	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	29

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

			204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

30	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	31

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

32	Annual Report 2012

Columbia Variable Portfolio – Dividend Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Variable Portfolio – Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6468 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Income Opportunities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Income Opportunities Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Income Opportunities Fund (the Fund) Class 3 shares returned 14.80% for the 12 months that ended December 31, 2012.

>	The Fund outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 14.58% for the same time period.

>	The Fund’s asset allocation and security selection added value in an already strong market.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1 *	05/03/10	14.97	9.85	8.53
Class 2 *	05/03/10	14.72	9.62	8.33
Class 3	06/01/04	14.80	9.78	8.49
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index		14.58	9.12	8.32

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2004 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin

Portfolio Breakdown (%) (at December 31, 2012)
Corporate Bonds & Notes	92.3
Consumer Discretionary	13.6
Consumer Staples	0.8
Energy	14.7
Financials	7.6
Health Care	7.2
Industrials	8.5
Materials	11.6
Telecommunication	21.1
Utilities	7.2
Money Market Funds	2.6
Senior Loans	5.1
Consumer Discretionary	1.3
Consumer Staples	0.2
Financials	1.4
Health Care	0.0	(a)
Industrials	0.7
Materials	1.1
Telecommunication	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Quality Breakdown (%) (at December 31, 2012)
BBB rating	3.9
BB rating	35.3
B rating	56.6
CCC rating	3.8
Not rated	0.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period ended December 31, 2012, the Fund’s Class 3 shares returned 14.80%. The Fund outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index. The Fund’s asset allocation and security selection added value in an already strong market.

Within the fixed income universe, riskier sectors performed well in 2012, and the high-yield sector was no exception. High-yield bonds got off to a strong start early in the year, the result of an improving U.S. economy as well as the seeming stabilization of the sovereign crisis in Europe. The European Central Bank’s LTRO (long-term refinancing operation) did more than simply reduce the prevailing high interest rates in troubled eurozone countries. It also helped increase investor demand for riskier assets worldwide, thereby creating a more positive environment for the high-yield market. A general improvement in corporate balance sheets, which resulted in a low default rate, was an additional favorable factor for the high-yield market. Although the financial markets faced numerous challenges toward the end of the year, including a contentious U.S. presidential election and the negotiations to avert year-end tax hikes and spending cuts, demand for high-yield issues remained strong, and the market ended the year with its positive momentum intact.

Sector Allocation, Security Selection Aided Results

The Fund benefited from overweight positions in the telecommunications and auto sectors, each of which outperformed the overall market during the period. Underweight positions in department stores and electric generation also enhanced relative results, as both sectors lagged the overall performance of the index. Security selection within the energy (exploration and production), consumer/commercial/lease finance and support services sectors aided performance and more than offset the impact of the Fund’s overweight positions in the metals and mining sector (excluding steel) and underweight positions in banking and building and construction, which detracted from relative performance. Security selection with the gas distribution sector also hurt relative performance.

During the course of the year, we increased the Fund’s already overweight exposure to exploration and production companies in the energy sector and maintained an underweight in refining and marketing. We reduced overweight positions in capital goods and wireless telecommunications and maintained an underweight in banking.

Looking Ahead

We continue to hold a positive view on the high-yield market. Access to capital has remained at or near record levels, allowing companies to refinance debt and extend near-term maturities. Because high-yield issuers have been able to lock in debt at low prevailing rates, the benefits of refinancing will be felt for years to come. Even though earnings growth began to decelerate at the end of 2012, consensus expectations call for solid corporate earnings in the year ahead. We are mindful that many challenges remain, including sequestration (mandatory spending cuts in the federal budget) and the near-term uncertainty surrounding the U.S. debt ceiling. We also recognize a very real possibility that an improvement in the domestic labor market could trigger higher interest rates, a circumstance that could dampen returns in the high-yield market. We therefore do not think that this is the appropriate time to compromise on credit quality in a search for higher yields. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace as they arise.

4	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,079.10	1,021.68	3.73	3.63	0.71
Class 2	1,000.00	1,000.00	1,078.40	1,020.42	5.04	4.90	0.96
Class 3	1,000.00	1,000.00	1,078.90	1,021.08	4.36	4.24	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	5

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	6,372,000	6,499,440

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	3,822,000	4,156,425

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	8,990,000	9,866,525

Oshkosh Corp.
03/01/17	8.250%	904,000	992,140
03/01/20	8.500%	5,143,000	5,695,872

TransDigm, Inc.(a)
10/15/20	5.500%	2,628,000	2,733,120

Total			29,943,522

Automotive 1.8%
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	711,000	774,990
06/15/21	8.250%	3,217,000	3,538,700

Lear Corp.
03/15/18	7.875%	3,652,000	3,980,680

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	1,890,000	2,097,900
02/15/19	8.500%	1,041,000	1,171,125

Visteon Corp.
04/15/19	6.750%	6,652,000	7,084,380

Total			18,647,775

Banking 0.4%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	3,806,000	4,205,630

Brokerage 0.5%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	2,808,000	2,878,200

Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	1,546,000	1,619,435
03/15/22	5.875%	819,000	868,140

Total			5,365,775

Building Materials 1.2%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	3,568,000	3,942,640

Gibraltar Industries, Inc.
12/01/15	8.000%	3,295,000	3,336,187

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interface, Inc.
12/01/18	7.625%	1,569,000	1,684,714

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	2,601,000	2,640,015

Nortek, Inc.
12/01/18	10.000%	390,000	433,875
04/15/21	8.500%	617,000	684,870

Total			12,722,301

Chemicals 4.5%
Ashland, Inc.(a)
08/15/22	4.750%	1,778,000	1,849,120

Celanese U.S. Holdings LLC
06/15/21	5.875%	1,105,000	1,237,600

Celanese US Holdings LLC
11/15/22	4.625%	1,937,000	2,029,008

Huntsman International LLC(a)
11/15/20	4.875%	1,115,000	1,127,544

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	3,285,000	3,646,350

Koppers, Inc.
12/01/19	7.875%	1,040,000	1,144,000

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%	6,867,000	8,051,557
04/15/24	5.750%	8,004,000	9,404,700

Momentive Performance Materials, Inc. Senior Secured(a)
10/15/20	8.875%	2,457,000	2,481,570

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	160,000	181,600

Nufarm Australia Ltd.(a)
10/15/19	6.375%	720,000	752,400

PQ Corp. Secured(a)
05/01/18	8.750%	7,774,000	8,084,960

Polypore International, Inc.
11/15/17	7.500%	3,000,000	3,270,000

Rockwood Specialties Group, Inc.
10/15/20	4.625%	2,444,000	2,529,540

Total			45,789,949

Construction Machinery 3.0%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	794,000	857,520

CNH Capital LLC
11/01/16	6.250%	4,597,000	5,068,192

Case New Holland, Inc.
12/01/17	7.875%	6,033,000	7,134,022

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Columbus McKinnon Corp.
02/01/19	7.875%	1,100,000	1,179,750

H&E Equipment Services, Inc.(a)
09/01/22	7.000%	1,297,000	1,381,305

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	4,467,000	4,623,345

United Rentals North America, Inc.
12/15/19	9.250%	8,620,000	9,826,800

United Rentals North America, Inc.(a) Secured
07/15/18	5.750%	879,000	947,123

Total			31,018,057

Consumer Cyclical Services 1.2%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	3,054,000	3,344,130

Vivint, Inc. Senior Secured(a)
12/01/19	6.375%	8,982,000	8,903,407

Total			12,247,537

Consumer Products 0.6%
Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	1,385,000	1,488,875

Spectrum Brands Escrow Corp.(a) Senior Unsecured
11/15/20	6.375%	2,268,000	2,381,400
11/15/22	6.625%	1,146,000	1,229,085

Spectrum Brands, Inc.(a)
03/15/20	6.750%	933,000	998,310

Tempur-Pedic International, Inc.(a)
12/15/20	6.875%	372,000	382,695

Total			6,480,365

Diversified Manufacturing 0.6%
Actuant Corp.
06/15/22	5.625%	1,851,000	1,915,785

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	3,474,000	3,717,180

Tomkins LLC/Inc. Secured
10/01/18	9.000%	420,000	470,400

Total			6,103,365

Electric 1.3%
AES Corp. Senior Unsecured
07/01/21	7.375%	2,602,000	2,888,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	953,000	1,062,086

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	2,415,000	2,668,575

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	2,407,000	2,840,260

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	1,626,000	1,703,235

Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	2,015,000	2,236,650

Total			13,399,026

Entertainment 0.5%
AMC Entertainment, Inc.
06/01/19	8.750%	2,730,000	3,023,475

Cinemark USA, Inc.(a)
12/15/22	5.125%	1,101,000	1,114,763

Speedway Motorsports, Inc.
02/01/19	6.750%	445,000	471,700

Total			4,609,938

Environmental 0.5%
Clean Harbors, Inc.
08/01/20	5.250%	3,004,000	3,131,670

Clean Harbors, Inc.(a)
06/01/21	5.125%	1,897,000	1,968,138

Total			5,099,808

Food and Beverage 0.1%
Cott Beverages, Inc.
09/01/18	8.125%	1,347,000	1,488,435

Gaming 3.2%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	1,447,000	1,436,147

MGM Resorts International
12/15/21	6.625%	3,417,000	3,417,000

MGM Resorts International(a)
10/01/20	6.750%	958,000	978,358

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	3,684,000	4,255,020

Seminole Indian Tribe of Florida(a) Secured
10/01/17	7.750%	4,520,000	4,887,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
10/01/20	6.535%	4,385,000	4,767,898
Senior Unsecured
10/01/20	7.804%	1,675,000	1,701,281

Seneca Gaming Corp.(a)
12/01/18	8.250%	1,992,000	2,101,560

Studio City Finance Ltd.(a)
12/01/20	8.500%	5,145,000	5,389,387

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	4,048,000	3,643,200

Total			32,577,101

Gas Pipelines 5.9%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	3,856,000	3,913,840

El Paso LLC
09/15/20	6.500%	2,675,000	3,022,750
01/15/32	7.750%	10,213,000	12,000,204

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	6,052,000	6,475,640

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,714,000	1,883,258
02/15/23	5.500%	3,763,000	4,082,855

Regency Energy Partners LP/Corp.
04/15/23	5.500%	2,105,000	2,247,087

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	1,649,000	1,801,533
07/15/21	6.500%	5,169,000	5,660,055

Sonat, Inc.
02/01/18	7.000%	2,600,000	2,846,844

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	7,827,000	7,963,972

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	6,490,000	6,603,575

Tesoro Logistics LP/Finance Corp. Senior Unsecured(a)
10/01/20	5.875%	1,724,000	1,788,650

Total			60,290,263

Health Care 5.9%
American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	1,199,000	1,261,947

Amsurg Corp.(a)
11/30/20	5.625%	1,136,000	1,181,440

Biomet, Inc.(a)
08/01/20	6.500%	2,818,000	2,994,125

CHS/Community Health Systems, Inc.
11/15/19	8.000%	3,540,000	3,832,050
07/15/20	7.125%	1,053,000	1,124,078

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
08/15/18	5.125%	4,156,000	4,332,630

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,729,000	4,111,222

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	1,892,000	1,993,695

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	125,000	134,219
01/31/22	5.875%	1,458,000	1,581,930

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	3,945,000	4,043,625

HCA, Inc.
05/01/23	5.875%	1,808,000	1,871,280
Senior Secured
02/15/20	6.500%	8,596,000	9,670,500
05/01/23	4.750%	1,201,000	1,222,017

Health Management Associates, Inc.
01/15/20	7.375%	1,481,000	1,599,480

Hologic, Inc.(a)
08/01/20	6.250%	660,000	711,150

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,580,000	1,655,050

LifePoint Hospitals, Inc.
10/01/20	6.625%	1,251,000	1,351,080

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	2,901,000	3,183,847

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,164,000	1,260,030

Tenet Healthcare Corp. Senior Secured(a)
06/01/20	4.750%	3,175,000	3,222,625

Universal Hospital Services, Inc. Secured(a)
08/15/20	7.625%	1,094,000	1,152,803

VWR Funding, Inc.(a)
09/15/17	7.250%	243,000	254,543

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	4,182,000	4,328,370
02/01/19	7.750%	400,000	414,000

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	1,695,000	1,745,850

Total			60,233,586

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	1,964,000	2,356,800

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 1.2%
KB Home
09/15/17	9.100%	2,155,000	2,505,187
03/15/20	8.000%	1,439,000	1,633,265

Meritage Homes Corp.
04/01/22	7.000%	1,394,000	1,515,975

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	2,070,000	2,287,350

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	3,012,000	3,192,720
04/15/20	7.750%	866,000	917,960

Total			12,052,457

Independent Energy 13.0%

Antero Resources Finance Corp.
12/01/17	9.375%	213,000	233,768
08/01/19	7.250%	781,000	851,290

Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	975,000	1,048,125

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,566,000	1,691,280

Chaparral Energy, Inc.
11/15/22	7.625%	1,575,000	1,657,688

Chesapeake Energy Corp.
08/15/20	6.625%	6,714,000	7,225,942
02/15/21	6.125%	4,684,000	4,859,650

Cimarex Energy Co.
05/01/22	5.875%	4,336,000	4,747,920

Comstock Resources, Inc.
06/15/20	9.500%	3,895,000	4,187,125

Concho Resources, Inc.
01/15/21	7.000%	520,000	579,800
01/15/22	6.500%	4,675,000	5,142,500
04/01/23	5.500%	440,000	460,900

Continental Resources, Inc.
10/01/19	8.250%	392,000	439,040
04/01/21	7.125%	2,787,000	3,142,343
09/15/22	5.000%	12,172,000	13,115,330

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(a)
12/15/17	8.125%	1,549,000	1,535,446

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	563,000	596,780
Senior Secured
05/01/19	6.875%	3,680,000	4,011,200

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	3,499,000	3,945,122

Halcon Resources Corp.(a)
05/15/21	8.875%	1,781,000	1,887,860

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kodiak Oil & Gas Corp.
12/01/19	8.125%	12,052,000	13,287,330

Laredo Petroleum, Inc.
02/15/19	9.500%	6,127,000	6,846,922
05/01/22	7.375%	2,485,000	2,696,225

MEG Energy Corp.(a)
03/15/21	6.500%	3,390,000	3,567,975
01/30/23	6.375%	2,527,000	2,634,398

Oasis Petroleum, Inc.
02/01/19	7.250%	2,221,000	2,387,575
11/01/21	6.500%	5,236,000	5,563,250
01/15/23	6.875%	2,189,000	2,347,703

Plains Exploration & Production Co.
11/15/20	6.500%	6,244,000	6,915,230
02/15/23	6.875%	4,683,000	5,350,327

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	3,559,000	4,101,747
10/01/22	5.375%	3,394,000	3,648,550
05/01/23	5.250%	7,839,000	8,387,730

Range Resources Corp.
06/01/21	5.750%	994,000	1,063,580

SM Energy Co. Senior Unsecured
11/15/21	6.500%	1,758,000	1,881,060
01/01/23	6.500%	1,329,000	1,422,030

Sandridge Energy, Inc.
10/15/22	8.125%	211,000	231,045

Whiting Petroleum Corp.
10/01/18	6.500%	211,000	226,825

Total			133,918,611

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	1,355,000	1,500,663

Media Cable 4.0%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	7,461,000	8,412,277
01/31/22	6.625%	2,081,000	2,273,493
09/30/22	5.250%	1,168,000	1,182,600

CSC Holdings LLC Senior Unsecured(a)
11/15/21	6.750%	5,085,000	5,637,994

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	2,394,000	2,396,993

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	2,481,000	2,583,341

DISH DBS Corp.
09/01/19	7.875%	1,347,000	1,596,195
06/01/21	6.750%	8,128,000	9,265,920
07/15/22	5.875%	1,976,000	2,124,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quebecor Media, Inc. Senior Unsecured(a)
01/15/23	5.750%	2,312,000	2,436,270

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/23	5.500%	2,745,000	2,834,212

Videotron Ltd.
07/15/22	5.000%	581,000	609,324

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	75,000	77,625

Total			41,430,444

Media Non-Cable 6.2%
AMC Networks, Inc.
07/15/21	7.750%	6,557,000	7,491,372
12/15/22	4.750%	1,807,000	1,816,035

Clear Channel Worldwide Holdings, Inc.(a)
11/15/22	6.500%	3,307,000	3,397,942
11/15/22	6.500%	10,946,000	11,356,475

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	2,859,000	3,152,048

Intelsat Jackson Holdings SA
04/01/19	7.250%	3,565,000	3,832,375
Senior Unsecured
04/01/21	7.500%	925,000	1,019,813

Lamar Media Corp.(a)
05/01/23	5.000%	3,788,000	3,892,170

National CineMedia LLC Senior Secured
04/15/22	6.000%	3,008,000	3,188,480

Nielsen Finance LLC/Co.(a)
10/01/20	4.500%	5,508,000	5,480,460

Salem Communications Corp. Secured
12/15/16	9.625%	4,819,000	5,337,042

Starz LLC/Finance Corp. Senior Unsecured(a)
09/15/19	5.000%	1,291,000	1,323,275

Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	9,176,000	9,910,080
09/15/22	6.750%	2,506,000	2,587,445

Total			63,785,012

Metals 4.6%
Alpha Natural Resources, Inc.
04/15/18	9.750%	3,719,000	4,016,520
06/01/19	6.000%	2,320,000	2,151,800

ArcelorMittal(b) Senior Unsecured
03/01/21	6.000%	1,307,000	1,303,253
02/25/22	6.750%	2,173,000	2,275,358

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arch Coal, Inc.
06/15/19	7.000%	1,167,000	1,085,310

Arch Coal, Inc.(a)
06/15/19	9.875%	3,074,000	3,196,960

CONSOL Energy, Inc.
04/01/20	8.250%	1,382,000	1,496,015

Calcipar SA Senior Secured(a)
05/01/18	6.875%	5,048,000	5,148,960

Compass Minerals International, Inc.
06/01/19	8.000%	1,610,000	1,734,775

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	7,001,000	7,473,567

Inmet Mining Corp.(a)
06/01/20	8.750%	4,925,000	5,380,562
06/01/21	7.500%	1,525,000	1,582,188

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	2,761,000	2,885,245

Peabody Energy Corp.
11/15/18	6.000%	3,610,000	3,835,625

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	3,629,000	3,692,508

Total			47,258,646

Non-Captive Consumer 0.9%
SLM Corp. Senior Unsecured
03/25/20	8.000%	3,657,000	4,178,123

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	5,495,000	4,918,025

Total			9,096,148

Non-Captive Diversified 5.6%
AerCap Aviation Solutions BV
05/30/17	6.375%	3,273,000	3,436,650

Ally Financial, Inc.
03/15/20	8.000%	16,401,000	20,091,225
09/15/20	7.500%	3,588,000	4,332,510

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	2,800,000	3,059,000

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	4,090,000	4,621,700
Senior Unsecured
02/15/19	5.500%	9,106,000	9,880,010

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	1,705,000	2,003,375

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/20	8.250%	6,346,000	7,567,605
01/15/22	8.625%	1,980,000	2,445,300

Total			57,437,375

Oil Field Services 1.5%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	5,530,000	5,944,750

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	4,048,000	4,412,320

Oil States International, Inc.
06/01/19	6.500%	2,433,000	2,591,145

Oil States International, Inc.(a)
01/15/23	5.125%	2,043,000	2,071,091

Total			15,019,306

Other Financial Institutions 0.2%
FTI Consulting, Inc.(a)
11/15/22	6.000%	1,477,000	1,528,695

Other Industry 0.7%
Interline Brands, Inc.
11/15/18	7.500%	4,321,000	4,666,680

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	2,133,000	2,276,978

Total			6,943,658

Packaging 1.2%
Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	701,000	750,070
Senior Secured
08/15/19	7.875%	3,417,000	3,801,412

Reynolds Group Issuer, Inc./LLC(a) Senior Secured
10/15/20	5.750%	5,398,000	5,573,435

Sealed Air Corp.(a)
09/15/21	8.375%	1,171,000	1,337,868
Senior Unsecured
12/01/20	6.500%	731,000	789,480

Total			12,252,265

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(a)
10/15/18	7.875%	2,432,000	2,450,240

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,237,000	1,403,995

VPI Escrow Corp.(a)
10/15/20	6.375%	3,794,000	4,069,065

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International Senior Notes(a)
10/15/20	6.375%	759,000	814,028

Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	1,524,000	1,623,060

Total			10,360,388

Restaurants 0.2%
Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	1,771,000	1,859,550

Retailers 1.2%
AutoNation, Inc.
02/01/20	5.500%	255,000	273,488

Limited Brands, Inc.
02/15/22	5.625%	3,499,000	3,805,162

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	2,225,000	2,291,750

Rite Aid Corp. Senior Secured
08/15/20	8.000%	4,210,000	4,809,925

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	1,201,000	1,327,105

Total			12,507,430

Technology 4.8%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	2,172,000	2,204,580
04/01/20	6.375%	1,612,000	1,692,600

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	3,116,000	3,108,210

Amkor Technology, Inc.(a) Senior Unsecured
10/01/22	6.375%	3,375,000	3,324,375

Anixter, Inc.
05/01/19	5.625%	932,000	980,930

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	788,000	849,070

CDW LLC/Finance Corp.
04/01/19	8.500%	1,139,000	1,232,968
Senior Secured
12/15/18	8.000%	7,900,000	8,739,375

Cardtronics, Inc.
09/01/18	8.250%	3,000,000	3,330,000

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	1,525,000	1,692,750

First Data Corp.(a) Secured
01/15/21	8.250%	2,529,000	2,529,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
06/15/19	7.375%	6,747,000	7,000,012
08/15/20	8.875%	205,000	223,450
11/01/20	6.750%	2,679,000	2,712,487

Freescale Semiconductor, Inc. Senior Secured(a)
04/15/18	9.250%	49,000	53,533

Interactive Data Corp.
08/01/18	10.250%	3,665,000	4,123,125

Nuance Communications, Inc.(a)
08/15/20	5.375%	5,470,000	5,716,150

Total			49,512,615

Textile 0.1%
PVH Corp. Senior Unsecured
12/15/22	4.500%	938,000	947,380

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	2,115,000	2,442,825

Hertz Corp. (The)
01/15/21	7.375%	864,000	950,400

Hertz Corp. (The)(a)
10/15/20	5.875%	1,900,000	1,985,500
10/15/22	6.250%	1,588,000	1,691,220

Total			7,069,945

Wireless 4.2%
Cricket Communications, Inc.
10/15/20	7.750%	2,975,000	3,034,500
Senior Secured
05/15/16	7.750%	4,290,000	4,542,037

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	3,789,000	4,054,230

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	5,136,000	5,457,000

Sprint Capital Corp.
11/15/28	6.875%	8,661,000	9,007,440

Sprint Nextel Corp.(a)
11/15/18	9.000%	8,322,000	10,277,670
03/01/20	7.000%	1,763,000	2,049,488

Wind Acquisition Finance SA Senior Secured(a)
02/15/18	7.250%	5,104,000	5,175,456

Total			43,597,821

Wirelines 5.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	10,359,000	11,446,685
03/15/22	5.800%	10,210,000	10,793,267

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CyrusOne LLP./Finance Corp.(a)
11/15/22	6.375%	2,435,000	2,538,487

Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	20,000	23,000
04/15/20	8.500%	1,692,000	1,945,800
07/01/21	9.250%	4,083,000	4,787,317
04/15/22	8.750%	1,319,000	1,530,040

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	202,000	211,848

Level 3 Communications, Inc. Senior Unsecured(a)
06/01/19	8.875%	606,000	645,390

Level 3 Financing, Inc.
04/01/19	9.375%	7,392,000	8,260,560
07/01/19	8.125%	1,100,000	1,199,000

Level 3 Financing, Inc.(a)
06/01/20	7.000%	1,350,000	1,410,750

PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	967,000	1,037,107

Windstream Corp.
10/15/20	7.750%	4,460,000	4,816,800
06/01/22	7.500%	3,640,000	3,858,400

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	1,804,000	2,006,950

tw telecom holdings, Inc.(a)
10/01/22	5.375%	1,136,000	1,189,960

Total			57,701,361

Total Corporate Bonds & Notes
(Cost: $873,624,912)			938,359,003

Senior Loans 5.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Silver II Borrower SCA Term Loan(b)(c)(d)
11/20/19	5.000%	570,000	574,988

Automotive 0.1%
Schaeffler AG Tranche B2 Term Loan(b)(c)
01/27/17	6.000%	1,443,000	1,458,339

Chemicals 0.4%
PQ Corp. Tranche B Term Loan(b)(c)
04/15/17	5.250%	3,644,000	3,661,710

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Construction Machinery 0.6%
CPM Acquisition Corp. 1st Lien Term Loan(b)(c)
08/29/17	6.250%	3,798,000	3,816,990

CPM Holdings, Inc. 2nd Lien Term Loan(b)(c)
03/01/18	10.250%	2,437,000	2,455,277

Total			6,272,267

Consumer Cyclical Services 0.7%
New Breed, Inc. Term Loan(b)(c)
10/01/19	6.000%	3,543,000	3,498,713

West Corp. Tranche B6 Term Loan(b)(c)
06/30/18	5.750%	3,691,450	3,744,016

Total			7,242,729

Consumer Products 0.2%
Serta Simmons Holdings LLC Term Loan(b)(c)
10/01/19	5.000%	2,013,000	2,014,671

Spectrum Brands, Inc. Term Loan(b)(c)(d)
10/09/19	4.500%	415,000	418,760

Total			2,433,431

Gaming 0.2%
ROC Finance LLC Tranche B Term Loan(b)(c)
08/19/17	8.500%	1,568,000	1,615,040

Health Care 0.1%
ConvaTec, Inc. Term Loan(b)(c)
12/22/16	5.000%	439,000	443,754

Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(b)(c)(d)
11/26/19	5.000%	1,316,000	1,317,316

Media Cable 0.3%
WideOpenWest Finance LLC Term Loan(b)(c)
07/17/18	6.250%	2,658,640	2,685,838

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Non-Cable 0.2%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(b)(c)
09/16/19	7.500%	2,371,163	2,439,334

Metals 0.7%
FMG Resources August 2006 Proprietary Ltd.(b)(c) Term Loan
10/18/17	5.250%	2,702,227	2,722,494

FMG Resources August 2006 Proprietary Ltd.(b)(c)(d) Term Loan
10/18/17	5.250%	4,306,560	4,338,859

Total			7,061,353

Property & Casualty 1.2%
Asurion LLC 1st Lien Term Loan(b)(c)
05/24/18	5.500%	5,907,000	5,961,640

Lonestar Intermediate Super Holdings LLC Term Loan(b)(c)
09/02/19	11.000%	6,314,000	6,692,840

Total			12,654,480

Technology 0.2%
Blue Coat Systems Term Loan(b)(c)
02/15/18	5.750%	2,084,775	2,096,512

Total Senior Loans
(Cost: $50,663,988)			51,957,091

Money Market Funds 2.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)		26,137,674	26,137,674

Total Money Market Funds
(Cost: $26,137,674)			26,137,674

Total Investments
(Cost: $950,426,574)			1,016,453,768

Other Assets & Liabilities, Net			11,760,937

Net Assets			1,028,214,705

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $337,132,732 or 32.79% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(b)	Variable rate security.

(c)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,686,063	528,669,691	(546,218,080)	—	26,137,674	70,713	26,137,674

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid,

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	938,359,003	—	938,359,003

Total Bonds	—	938,359,003	—	938,359,003

Other

Senior Loans	—	51,957,091	—	51,957,091

Money Market Funds	26,137,674	—	—	26,137,674

Total Other	26,137,674	51,957,091	—	78,094,765

Total	26,137,674	990,316,094	—	1,016,453,768

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	8,612,322

Accrued discounts/premiums	(1,107)

Realized gain (loss)	(184,816)

Change in unrealized appreciation (depreciation)(a)	(121,232)

Sales	(8,305,167)

Purchases	—

Issuances	—

Settlements	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $924,288,900)	$990,316,094

Affiliated issuers (identified cost $26,137,674)	26,137,674

Total investments (identified cost $950,426,574)	1,016,453,768

Cash	400,289

Receivable for:

Investments sold	1,882,617

Capital shares sold	135,298

Investments sold on a delayed delivery basis	3,275,768

Dividends	3,428

Interest	14,542,421

Reclaims	2,166

Prepaid expenses	6,135

Total assets	1,036,701,890

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	6,607,498

Capital shares purchased	1,120,300

Investment management fees	497,478

Distribution and/or service fees	29,903

Transfer agent fees	52,074

Administration fees	58,429

Compensation of board members	73,790

Expense reimbursement due to Investment Manager	7,818

Other expenses	39,895

Total liabilities	8,487,185

Net assets applicable to outstanding capital stock	$1,028,214,705

Represented by

Paid-in capital	$837,880,663

Undistributed net investment income	72,018,643

Accumulated net realized gain	52,288,205

Unrealized appreciation (depreciation) on:

Investments	66,027,194

Total — representing net assets applicable to outstanding capital stock	$1,028,214,705

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$755,647,882

Shares outstanding	71,899,750

Net asset value per share	$10.51

Class 2

Net assets	$9,657,373

Shares outstanding	923,276

Net asset value per share	$10.46

Class 3

Net assets	$262,909,450

Shares outstanding	24,961,471

Net asset value per share	$10.53

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Operations

Year ended December 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$70,713
Interest	79,977,935
Income from securities lending — net	708,921
Foreign taxes withheld	(5,441)

Total income	80,752,128

Expenses:
Investment management fees	6,709,516
Distribution and/or service fees
Class 2	16,402
Class 3	318,781
Transfer agent fees
Class 1	549,005
Class 2	3,936
Class 3	153,011
Administration fees	781,169
Compensation of board members	39,275
Custodian fees	20,941
Printing and postage fees	45,819
Professional fees	43,500
Other	27,611

Total expenses	8,708,966
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(41,727)

Total net expenses	8,667,239

Net investment income	72,084,889

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	52,519,160

Net realized gain	52,519,160
Net change in unrealized appreciation (depreciation) on:
Investments	37,300,002

Net change in unrealized appreciation (depreciation)	37,300,002

Net realized and unrealized gain	89,819,162

Net increase in net assets resulting from operations	$161,904,051

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$72,084,889	$79,437,383

Net realized gain	52,519,160	24,846,252

Net change in unrealized appreciation (depreciation)	37,300,002	(32,889,060)

Net increase in net assets resulting from operations	161,904,051	71,394,575

Distributions to shareholders

Net investment income

Class 1	(62,367,943)	(86,977,623)

Class 2	(396,906)	(260,487)

Class 3	(16,687,936)	(22,472,230)

Net realized gains

Class 1	(19,040,291)	(25,720,685)

Class 2	(124,341)	(77,521)

Class 3	(5,182,451)	(6,744,390)

Total distributions to shareholders	(103,799,868)	(142,252,936)

Increase (decrease) in net assets from capital stock activity	(254,242,870)	200,334,136

Total increase (decrease) in net assets	(196,138,687)	129,475,775

Net assets at beginning of year	1,224,353,392	1,094,877,617

Net assets at end of year	$1,028,214,705	$1,224,353,392

Undistributed net investment income	$72,018,643	$79,386,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,963,804	81,516,877	11,608,987	122,540,120

Distributions reinvested	8,401,262	81,408,234	11,511,574	112,698,308

Redemptions	(42,599,391)	(435,104,895)	(3,780,647)	(37,763,931)

Net increase (decrease)	(26,234,325)	(272,179,784)	19,339,914	197,474,497

Class 2 shares

Subscriptions	483,229	4,941,795	414,909	4,252,401

Distributions reinvested	53,959	521,247	34,632	338,008

Redemptions	(85,147)	(879,702)	(65,369)	(638,343)

Net increase	452,041	4,583,340	384,172	3,952,066

Class 3 shares

Subscriptions	1,445,901	14,896,990	830,004	8,532,965

Distributions reinvested	2,250,040	21,870,387	2,978,249	29,216,620

Redemptions	(2,275,445)	(23,413,803)	(3,779,059)	(38,842,012)

Net increase (decrease)	1,420,496	13,353,574	29,194	(1,092,427)

Total net increase (decrease)	(24,361,788)	(254,242,870)	19,753,280	200,334,136

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.02	$10.69	$11.25

Income from investment operations:

Net investment income	0.64	0.70	0.51

Net realized and unrealized gain (loss)	0.78	(0.04)	0.23

Total from investment operations	1.42	0.66	0.74

Less distributions to shareholders:

Net investment income	(0.71)	(1.03)	(1.30)

Net realized gains	(0.22)	(0.30)	—

Total distributions to shareholders	(0.93)	(1.33)	(1.30)

Net asset value, end of period	$10.51	$10.02	$10.69

Total return	14.97%	6.42%	7.68%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.72%	0.78	%(c)

Total net expenses(d)	0.71%	0.72%	0.78	%(c)

Net investment income	6.16%	6.76%	7.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$755,648	$983,282	$842,202

Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.98	$10.67	$11.25

Income from investment operations:

Net investment income	0.60	0.66	0.47

Net realized and unrealized gain (loss)	0.79	(0.03)	0.24

Total from investment operations	1.39	0.63	0.71

Less distributions to shareholders:

Net investment income	(0.69)	(1.02)	(1.29)

Net realized gains	(0.22)	(0.30)	—

Total distributions to shareholders	(0.91)	(1.32)	(1.29)

Net asset value, end of period	$10.46	$9.98	$10.67

Total return	14.72%	6.17%	7.44%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.97%	1.01	%(c)

Total net expenses(d)	0.96%	0.96%	1.01	%(c)

Net investment income	5.86%	6.54%	6.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,657	$4,704	$929

Portfolio turnover	68%	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.04	$10.71	$10.71	$7.99	$9.86

Income from investment operations:

Net investment income	0.62	0.69	0.81	0.84	0.69

Net realized and unrealized gain (loss)	0.79	(0.05)	0.47	2.46	(2.54)

Total from investment operations	1.41	0.64	1.28	3.30	(1.85)

Less distributions to shareholders:

Net investment income	(0.70)	(1.01)	(1.28)	(0.58)	(0.02)

Net realized gains	(0.22)	(0.30)	—	—	—

Total distributions to shareholders	(0.92)	(1.31)	(1.28)	(0.58)	(0.02)

Net asset value, end of period	$10.53	$10.04	$10.71	$10.71	$7.99

Total return	14.80%	6.26%	13.04%	42.41%	(18.82%)

Ratios to average net assets(a)

Total gross expenses	0.84%	0.85%	0.86%	0.88%	0.92%

Total net expenses(b)	0.83%	0.85%	0.86%	0.88%	0.92%

Net investment income	6.01%	6.63%	7.38%	8.63%	8.04%

Supplemental data

Net assets, end of period (in thousands)	$262,909	$236,367	$251,747	$2,003,909	$755,538

Portfolio turnover	68%	66%	77%	70%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE); therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

24	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such

Annual Report 2012	25

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $4,980.

26	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.71%
Class 2	0.96
Class 3	0.835

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.705%
Class 2	0.955
Class 3	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$81,002,764	$111,778,553
Long-term capital gains	22,797,104	30,474,383
Total	103,799,868	142,252,936

Annual Report 2012	27

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$84,276,748
Undistributed accumulated long-term gain	40,251,934
Unrealized appreciation	65,877,162

At December 31, 2012, the cost of investments for federal income tax purposes was $950,576,606 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$66,849,730
Unrealized depreciation	(972,568)
Net unrealized appreciation	$65,877,162

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $752,617,331 and $1,009,556,321, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 99.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

28	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Variable Portfolio – Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

30	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations

Capital Gain Dividend	$65,061,839

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	31

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

32	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	33

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

34	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	35

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

36	Annual Report 2012

Columbia Variable Portfolio – Income Opportunities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Variable Portfolio – Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6544 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – International Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – International Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — International Opportunity Fund (the Fund) Class 3 shares returned 17.70% for the 12 months ended December 31, 2012.

>	The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 17.32% for the same 12-month period.

>	Regional positioning and good stock selection across multiple sectors contributed to the Fund’s performance.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	17.85	-2.19	7.91
Class 2*	05/03/10	17.49	-2.45	7.62
Class 3	01/13/92	17.70	-2.26	7.88
MSCI EAFE Index (Net)		17.32	-3.69	8.21

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — International Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Alex Lyle

Esther Perkins, CFA

Top Ten Holdings (%) (at December 31, 2012)
Nestlé SA, Registered Shares (Switzerland)	2.6
Samsung Electronics Co., Ltd. (South Korea)	2.4
SAP AG (Germany)	2.1
Allianz SE, Registered Shares (Germany)	2.1
BNP Paribas SA (France)	2.1
Unilever PLC (United Kingdom)	2.0
Diageo PLC (United Kingdom)	1.9
Anheuser-Busch InBev NV (Belgium)	1.9
Volkswagen AG (Germany)	1.6
UBS AG, Registered Shares (Switzerland)	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Variable Portfolio — International Opportunity Fund (the Fund) Class 3 shares returned 17.70% for the 12 months ended December 31, 2012. The Fund outperformed its benchmark index, the MSCI EAFE Index (Net), which returned 17.32% for the period. Regional positioning and good stock selection across multiple sectors contributed to the Fund’s performance.

Regional Positioning and Stock Selection Drove Results

In 2012, global equity markets delivered strong returns seemingly due to a combination of good valuations, improving economic news in the U.S. and China, companies generating high cash levels and profitability, and global authorities’ efforts to increase global liquidity and hold the Eurozone together.

The Fund benefited from its regional positioning. We started the year with an overweight in the U.K. and an underweight in Continental Europe, an advantage as investor caution caused Europe to underperform early in the year. As 2012 progressed, we decreased U.K. exposure and increased exposure to Europe, which saw a material performance bounce at that time. Detracting from relative performance were the Fund’s significant exposure to China early in 2012 and limited exposure to Australia, particularly Australian banks, which performed very well.

Having a larger consumer discretionary weighting than the benchmark was advantageous as hope for economic recovery led to greater consumer spending. Within consumer discretionary, we have found good growth opportunities that performed well, including Swiss consumer goods company Swatch Group, which benefited from Asian sales, German cable operator Kabel Deutschland, which has a strong position and good pricing power, and U.K. homebuilder Persimmon, which benefited from the U.K. housing market recovery, strong cash flow and the announcement of a significant return of cash to shareholders.

Stock selection in consumer staples also added to relative return. Contributors included tobacco company Swedish Match and German beverage company Anheuser-Busch InBev, both good cash generators.

Selection among information technology companies had a positive effect on relative performance. Dutch semi-conductor chip maker ASML Holding benefited from unique technology in a growth market, Spain-based travel bookings company Amadeus IT Holding capitalized on recovery in business and leisure travel and South Korean consumer electronics firm Samsung Electronics has been taking market share, particularly in the mobile handset market.

The Fund also benefited from underweights in telecommunications service and utilities, two areas that performed poorly due to lack of growth prospects and weak corporate financials.

Though the Fund benefited from an energy underweight relative to the benchmark, several energy holdings underperformed, including U.K.-based BG Group, a victim of production delays, and Italian oil field services provider Saipem, which suffered from management changes and legal issues.

Not holding select banks that rallied in the fourth quarter had a negative effect on results in the financials sector. However, the Fund held insurance companies as an alternative to banks and a number of these performed well, including Allianz in Germany and Prudential in the U.K.

In the health care sector, disappointing performance came from U.K. pharmaceutical firm Shire, where growth prospects are in doubt, and German renal

4	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance (continued)

care company Fresenius Medical Care, which has been affected by fear of U.S. spending cuts amid ongoing fiscal negotiations.

Temporary power supplier Aggreko was a key individual detractor. The previous strong performer announced that 2013 growth would be below expectations due to lower military spending in Afghanistan and difficulty replacing last year’s strong Olympic business.

Opportunities in Consumer Discretionary, Financials and Technology

We added to the Fund’s consumer discretionary holdings because we currently see attractive growth opportunities in the area, particularly related to Asian luxury goods sales. We added to Volkswagen and Swatch Group, both beneficiaries of Asian sales. We also initiated positions in U.K. automotive and aerospace company GKN and German auto parts maker Continental.

We added to the financials sector, including banks and insurance companies, because we believe there is a better economic outlook and decreased risk of a Eurozone break up. Also, within the emerging markets, we are currently finding banks with relatively strong balance sheets and good medium-term growth potential due to increased consumer borrowing.

Within information technology, we added to Samsung Electronics and Taiwan Semi-conductor Manufacturing Co. and started a new position in SCSK, a Japanese systems engineering company that we believe should benefit from rising capital expenditures in Japan.

We reduced the Fund’s energy exposure because we are currently seeing fewer growth prospects in that sector. We sold U.K. exploration company Tullow Oil and Italian oil field services company Siapem, while reducing holdings of BG Group in the U.K.

Industrials stocks performed so well over the past year that valuations became less attractive to us and we took profits, selling French electrical equipment company Schneider Electric and Swedish engineering firm Atlas Copco. The Fund’s health care weighting declined due to stock-specific sales. We reduced Fresenius Medical Care on U.S. spending concerns and sold U.K. pharmaceutical companies GlaxoSmithKline and Shire on growth concerns.

As noted already, we increased the Fund’s position in Continental Europe as Eurozone risks abated, adding to Germany, Switzerland and the Netherlands. We are also seeing more value in Asia given better economic news from China and the region’s underperformance in recent years. We added to the Fund’s Asia holdings, particularly banks and information technology.

To summarize the Fund’s current positioning, the energy, industrials, telecommunications and utilities weightings are smaller than those of the benchmark, while the consumer discretionary, financials and information technology weightings are larger.

Optimistic on Equity Outlook

We continue to favor good companies that can show reasonable growth in a fairly tough global economic environment. We currently think equity markets can progress from here for the same reasons they performed well in 2012 — economic improvements in the U.S. and China, robust global liquidity due to monetary

Country Breakdown (%) (at December 31, 2012)
Australia	2.8
Belgium	1.9
Brazil	1.3
Canada	2.3
China	2.6
Denmark	1.1
Finland	0.6
France	7.1
Germany	14.9
Hong Kong	2.9
India	0.6
Indonesia	0.8
Italy	0.5
Japan	18.4
Mexico	0.5
Netherlands	4.3
Norway	0.6
Portugal	0.8
Russian Federation	0.5
Singapore	1.5
South Korea	3.4
Spain	1.8
Switzerland	10.0
Taiwan	1.4
Thailand	0.6
Turkey	0.6
United Kingdom	15.5
United States	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Industry	Percentage of Net Assets (%)
Aerospace & Defense	1.0
Auto Components	2.9
Automobiles	4.4
Beverages	4.3
Building Products	0.6
Capital Markets	2.2
Chemicals	6.0
Commercial Banks	13.7
Commercial Services & Supplies	1.2
Diversified Financial Services	1.7
Diversified Telecommunication Services	0.9

Annual Report 2012	5

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Industry	Percentage of Net Assets (%)
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	1.5
Energy Equipment & Services	0.6
Food & Staples Retailing	1.2
Food Products	4.5
Gas Utilities	1.0
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	1.2
Hotels, Restaurants & Leisure	0.6
Household Durables	1.8
Household Products	0.6
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	0.6
Insurance	7.9
Internet Software & Services	0.4
IT Services	3.2
Machinery	1.6
Media	2.3
Metals & Mining	2.0
Office Electronics	0.5
Oil, Gas & Consumable Fuels	2.3
Pharmaceuticals	5.9
Professional Services	0.7
Real Estate Investment Trusts (REITs)	0.4
Real Estate Management & Development	2.4
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	4.7
Software	2.6
Specialty Retail	1.8
Textiles, Apparel & Luxury Goods	2.2
Trading Companies & Distributors	2.4
Wireless Telecommunication Services	0.3
Money Market Funds	0.7
Total	99.7

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

easing, corporate profitability and the apparent resolve to keep the Eurozone intact. There are still risks, including Eurozone developments, U.S. fiscal negotiations and sluggish global growth. However, on balance, we are reasonably optimistic on the outlook for equities, which are still attractive relative to history and to other asset classes, particularly cash and government bonds.

6	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,134.60	1,020.32	5.29	5.00	0.98
Class 2	1,000.00	1,000.00	1,133.50	1,019.06	6.63	6.28	1.23
Class 3	1,000.00	1,000.00	1,133.90	1,019.66	5.99	5.67	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%
Issuer	Shares	Value ($)
Australia 2.8%
Australia and New Zealand Banking Group Ltd.	118,911	3,131,699

National Australia Bank Ltd.	135,817	3,572,406

Newcrest Mining Ltd.	77,227	1,806,546

Wesfarmers Ltd.	61,553	2,374,785

Total		10,885,436

Belgium 1.8%
Anheuser-Busch InBev NV	83,813	7,298,822

Brazil 1.3%
Cia Hering	109,500	2,245,619

Itaú Unibanco Holding SA, ADR	165,510	2,724,295

Total		4,969,914

Canada 2.3%
Canadian National Railway Co.	50,800	4,613,214

CGI Group, Inc., Class A(a)	199,800	4,607,834

Total		9,221,048

China 2.6%
Baidu, Inc., ADR(a)	16,580	1,662,808

CNOOC Ltd.	1,170,000	2,577,525

Dongfeng Motor Group Co., Ltd., Class H	750,000	1,180,803

ENN Energy Holdings Ltd.	656,000	2,874,519

Ping An Insurance Group Co. of China Ltd., Class H	226,500	1,931,979

Total		10,227,634

Denmark 1.1%
Novo Nordisk A/S, Class B	27,423	4,465,470

Finland 0.6%
KONE OYJ, Class B	29,507	2,182,330

France 7.1%
Air Liquide SA	28,711	3,627,283

AtoS	39,454	2,770,730

BNP Paribas SA	145,209	8,266,755

Edenred	56,553	1,749,090

European Aeronautic Defence and Space Co. NV	97,961	3,861,744

Publicis Groupe SA	66,323	3,990,202

Societe Generale SA(a)	95,430	3,628,484

Total		27,894,288

Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 12.7%
Allianz SE, Registered Shares	59,991	8,362,563

BASF SE	44,271	4,186,263

Bayer AG, Registered Shares	42,304	4,034,187

Brenntag AG	33,418	4,402,667

Continental AG	34,757	4,051,045

Fresenius Medical Care AG & Co. KGaA	69,094	4,768,322

Kabel Deutschland Holding AG	66,371	4,995,454

Lanxess AG	46,072	4,062,603

Merck KGaA	23,493	3,096,255

SAP AG	104,445	8,398,701

Total		50,358,060

Hong Kong 2.9%
AIA Group Ltd.	1,409,000	5,588,566

Cheung Kong Holdings Ltd.	211,000	3,283,035

Sun Hung Kai Properties Ltd.	174,000	2,638,752

Total		11,510,353

India 0.6%
ICICI Bank Ltd., ADR	54,250	2,365,842

Indonesia 0.8%
PT Bank Mandiri Persero Tbk	3,910,972	3,303,653

Italy 0.5%
Intesa Sanpaolo SpA	1,234,805	2,135,364

Japan 18.4%
Aeon Co., Ltd.	57,200	653,711

Aisin Seiki Co., Ltd.	17,500	546,475

Asahi Glass Co., Ltd.	96,000	700,953

Asahi Group Holdings Ltd.	55,800	1,188,134

Asahi Kasei Corp.	131,000	774,618

Azbil Corp.	39,600	800,868

Bank of Yokohama Ltd. (The)	75,000	348,721

Canon, Inc.	49,250	1,908,918

Chiba Bank Ltd. (The)	113,000	661,972

Daikin Industries Ltd.	43,600	1,497,622

Daiwa Securities Group, Inc.	92,000	513,272

Electric Power Development Co., Ltd.	20,600	488,589

FANUC CORP.	7,500	1,395,372

Hankyu Hanshin Holdings, Inc.	71,000	367,093

Hitachi Ltd.	208,000	1,223,978

Honda Motor Co., Ltd.	69,000	2,555,390

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Hoya Corp.	46,100	908,351

ITOCHU Techno-Solutions Corp.	15,900	654,736

Japan Prime Realty Investment Corp.	130	375,726

Japan Real Estate Investment Corp.	61	600,980

Japan Retail Fund Investment Corp.	233	428,316

JSR Corp.	57,900	1,105,174

Kirin Holdings Co., Ltd.	102,000	1,200,132

Komatsu Ltd.	38,700	993,057

Konami Corp.	33,700	758,901

Kyocera Corp.	9,200	834,121

Lawson, Inc.	11,100	752,970

Makita Corp.	30,400	1,412,213

Mazda Motor Corp.(a)	297,000	609,538

Mitsubishi Corp.	30,000	577,589

Mitsubishi Electric Corp.	106,000	902,522

Mitsubishi Estate Co., Ltd.	71,000	1,699,790

Mitsubishi UFJ Financial Group, Inc.	608,900	3,294,827

Mitsui & Co., Ltd.	33,900	508,122

Mitsui Fudosan Co., Ltd.	76,000	1,859,194

Mizuho Financial Group, Inc.	854,100	1,565,980

Murata Manufacturing Co., Ltd.	16,100	949,762

Nidec Corp.	6,100	356,233

Nintendo Co., Ltd.	10,100	1,078,451

Nippon Steel & Sumitomo Metal Corp.	249,480	614,263

Nippon Telegraph & Telephone Corp.	16,200	682,068

Nissan Motor Co., Ltd.	158,100	1,500,192

Nomura Holdings, Inc.	219,000	1,296,325

NTT Data Corp.	272	851,421

ORIX Corp.	5,390	608,846

Osaka Gas Co., Ltd.	203,000	737,362

OSG Corp.	24,200	335,827

Otsuka Holdings Co., Ltd.	17,500	492,997

Sanrio Co., Ltd.	19,700	628,507

Santen Pharmaceutical Co., Ltd.	30,400	1,167,755

SCSK Corp.	31,200	488,618

Sekisui Chemical Co., Ltd.	129,000	1,125,358

Sekisui House Ltd.	121,000	1,324,911

Seven & I Holdings Co., Ltd.	37,300	1,051,516

Shin-Etsu Chemical Co., Ltd.	28,800	1,757,666

SoftBank Corp.	33,700	1,234,809

Sony Corp.	33,400	374,596

Sumitomo Bakelite Co., Ltd.	124,000	519,280

Sumitomo Corp.	63,200	810,843

Sumitomo Electric Industries Ltd.	58,100	671,568

Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	63,900	2,322,242

Sumitomo Mitsui Trust Holdings, Inc.	222,000	782,175

Takeda Pharmaceutical Co., Ltd.	46,900	2,096,196

The Dai-ichi Life Insurance Co., Ltd.	325	457,294

Tokio Marine Holdings, Inc.	34,700	966,717

Tokyo Gas Co., Ltd.	97,000	443,198

Tokyu Corp.	202,000	1,138,013

Toyota Motor Corp.	117,800	5,500,806

Ushio, Inc.	40,900	448,498

Yaskawa Electric Corp.	85,000	820,249

Yokogawa Electric Corp.	32,900	360,757

Total		72,663,244

Mexico 0.4%
Genomma Lab Internacional SA de CV, Class B(a)	858,600	1,764,187

Netherlands 4.3%
Aegon NV	738,993	4,773,760

ASML Holding NV(a)	55,914	3,585,970

ING Groep NV-CVA(a)	630,917	5,992,442

Ziggo NV	85,542	2,795,682

Total		17,147,854

Norway 0.6%
Subsea 7 SA	93,907	2,256,802

Portugal 0.8%
Galp Energia SGPS SA	194,044	3,012,072

Russian Federation 0.5%
Sberbank of Russia ADR	160,659	2,017,877

Singapore 1.5%
Keppel Corp., Ltd.	246,000	2,246,365

Oversea-Chinese Banking Corp., Ltd.	449,085	3,618,720

Total		5,865,085

South Korea 3.4%
Hyundai Mobis	14,465	3,924,485

Samsung Electronics Co., Ltd.	6,585	9,461,327

Total		13,385,812

Spain 1.8%
Amadeus IT Holding SA, Class A	124,825	3,154,503

Inditex SA	29,209	4,104,050

Total		7,258,553

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 9.9%
Cie Financiere Richemont SA, Class A	43,093	3,382,609

Nestlé SA, Registered Shares	157,272	10,260,971

Novartis AG, Registered Shares	96,408	6,090,410

SGS SA, Registered Shares	1,301	2,889,603

Swatch Group AG (The), Registered Shares	63,038	5,453,108

Syngenta AG	12,479	5,041,346

UBS AG, Registered Shares	396,015	6,197,192

Total		39,315,239

Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,621,149	5,422,436

Thailand 0.6%
Siam Commercial Bank PCL, Foreign Registered Shares	399,600	2,384,660

Turkey 0.6%
Turkiye Garanti Bankasi AS	485,279	2,532,880

United Kingdom 15.5%
Aggreko PLC	107,309	3,062,445

Barclays PLC	645,743	2,805,095

BG Group PLC	209,595	3,496,005

Diageo PLC	258,077	7,516,912

GKN PLC	817,851	3,085,576

Intercontinental Hotels Group PLC	82,666	2,317,985

Johnson Matthey PLC	65,382	2,568,409

Legal & General Group PLC	1,824,849	4,375,748

Persimmon PLC	331,267	4,348,411

Common Stocks (continued)
Issuer	Shares	Value ($)
Prudential PLC	340,376	4,856,263

Rio Tinto PLC	95,616	5,576,866

Schroders PLC	31,016	861,766

Smith & Nephew PLC	246,339	2,723,006

Standard Chartered PLC	103,314	2,673,740

Unilever PLC	199,814	7,766,953

Wolseley PLC(a)	69,117	3,305,087

Total		61,340,267

Total Common Stocks
(Cost: $325,513,649)		383,185,182

Preferred Stocks 2.2%
Germany 2.2%
Henkel AG & Co. KGaA(a)	28,966	2,383,064

Volkswagen AG(a)	27,366	6,279,104

Total		8,662,168

Total Preferred Stocks
(Cost: $6,450,849)		8,662,168

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	2,943,324	2,943,324

Total Money Market Funds
(Cost: $2,943,324)		2,943,324

Total Investments
(Cost: $334,907,822)		394,790,674

Other Assets & Liabilities, Net		1,094,596

Net Assets		395,885,270

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,842,765	108,027,686	(107,927,127)	2,943,324	2,632	2,943,324

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	2,245,619	54,999,500	—	57,245,119

Consumer Staples	—	40,064,907	—	40,064,907

Energy	—	11,342,404	—	11,342,404

Financials	5,090,137	106,715,776	—	111,805,913

Health Care	1,764,187	28,934,597	—	30,698,784

Industrials	4,613,214	35,814,856	—	40,428,070

Information Technology	6,270,642	44,432,797	—	50,703,439

Materials	—	31,640,318	—	31,640,318

Telecommunication Services	—	4,712,560	—	4,712,560

Utilities	—	4,543,668	—	4,543,668

Preferred Stocks

Consumer Discretionary	—	6,279,104	—	6,279,104

Consumer Staples	—	2,383,064	—	2,383,064

Total Equity Securities	19,983,799	371,863,551	—	391,847,350

Other

Money Market Funds	2,943,324	—	—	2,943,324

Total Other	2,943,324	—	—	2,943,324

Total	22,927,123	371,863,551	—	394,790,674

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $331,964,498)	$391,847,350

Affiliated issuers (identified cost $2,943,324)	2,943,324

Total investments (identified cost $334,907,822)	394,790,674

Foreign currency (identified cost $1,986,621)	1,963,824

Receivable for:

Investments sold	420

Capital shares sold	41,983

Dividends	138,269

Reclaims	740,573

Prepaid expenses	3,072

Trustees’ deferred compensation plan	14,804

Total assets	397,693,619

Liabilities

Payable for:

Investments purchased	788,864

Capital shares purchased	562,553

Investment management fees	263,271

Distribution and/or service fees	40,237

Transfer agent fees	19,972

Administration fees	26,630

Compensation of board members	25,899

Other expenses	66,119

Trustees’ deferred compensation plan	14,804

Total liabilities	1,808,349

Net assets applicable to outstanding capital stock	$395,885,270

Represented by

Paid-in capital	$500,011,704

Undistributed net investment income	909,236

Accumulated net realized loss	(164,964,170)

Unrealized appreciation (depreciation) on:

Investments	59,882,852

Foreign currency translations	45,648

Total — representing net assets applicable to outstanding capital stock	$395,885,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$16,421,283

Shares outstanding	1,358,585

Net asset value per share	$12.09

Class 2

Net assets	$3,620,153

Shares outstanding	300,006

Net asset value per share	$12.07

Class 3

Net assets	$375,843,834

Shares outstanding	31,099,532

Net asset value per share	$12.09

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$12,307,401

Dividends — affiliated issuers	2,632

Interest	13

Income from securities lending — net	273,989

Foreign taxes withheld	(1,073,876)

Total income	11,510,159

Expenses:

Investment management fees	3,160,755

Distribution and/or service fees

Class 2	7,860

Class 3	475,235

Transfer agent fees

Class 1	9,852

Class 2	1,886

Class 3	228,107

Administration fees	319,803

Compensation of board members	17,617

Custodian fees	80,315

Printing and postage fees	85,241

Professional fees	43,031

Other	25,297

Total expenses	4,454,999

Net investment income	7,055,160

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	11,518,629

Foreign currency translations	(33,743)

Net realized gain	11,484,886

Net change in unrealized appreciation (depreciation) on:

Investments	46,283,569

Foreign currency translations	1,090

Forward foreign currency exchange contracts	603

Net change in unrealized appreciation (depreciation)	46,285,262

Net realized and unrealized gain	57,770,148

Net increase in net assets resulting from operations	$64,825,308

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$7,055,160	$6,543,098

Net realized gain	11,484,886	40,570,138

Net change in unrealized appreciation (depreciation)	46,285,262	(108,817,444)

Net increase (decrease) in net assets resulting from operations	64,825,308	(61,704,208)

Distributions to shareholders

Net investment income

Class 1	(276,441)	(237,859)

Class 2	(48,095)	(30,210)

Class 3	(5,876,095)	(6,327,022)

Total distributions to shareholders	(6,200,631)	(6,595,091)

Increase (decrease) in net assets from capital stock activity	(66,697,783)	(56,018,729)

Total decrease in net assets	(8,073,106)	(124,318,028)

Net assets at beginning of year	403,958,376	528,276,404

Net assets at end of year	$395,885,270	$403,958,376

Undistributed (excess of distributions over) net investment income	$909,236	$(268,879)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	62,503	720,595	36,625	403,806

Fund merger	—	—	1,645,029	21,781,166

Distributions reinvested	25,207	276,441	20,276	237,859

Redemptions	(257,080)	(2,913,333)	(174,449)	(2,030,429)

Net increase (decrease)	(169,370)	(1,916,297)	1,527,481	20,392,402

Class 2 shares

Subscriptions	90,445	1,023,604	103,071	1,211,922

Fund merger	—	—	153,570	2,032,009

Distributions reinvested	4,407	48,095	2,560	30,210

Redemptions	(37,337)	(420,636)	(60,920)	(725,049)

Net increase	57,515	651,063	198,281	2,549,092

Class 3 Shares

Subscriptions	20,136	220,398	59,891	688,822

Distributions reinvested	537,571	5,876,095	532,529	6,327,022

Redemptions	(6,375,308)	(71,529,042)	(7,351,967)	(85,976,067)

Net increase	(5,817,601)	(65,432,549)	(6,759,547)	(78,960,223)

Total net decrease	(5,929,456)	(66,697,783)	(5,033,785)	(56,018,729)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.44	$12.09	$10.67

Income from investment operations:

Net investment income	0.21	0.18	0.03

Net realized and unrealized gain (loss)	1.63	(1.66)	1.49

Total from investment operations	1.84	(1.48)	1.52

Less distributions to shareholders:

Net investment income	(0.19)	(0.17)	(0.10)

Total distributions to shareholders	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$12.09	$10.44	$12.09

Total return	17.85%	(12.37%)	14.47%

Ratios to average net assets(b)

Total gross expenses	0.99%	1.01%	1.11	%(c)

Total net expenses(d)	0.99%	1.01%	1.11	%(c)

Net investment income	1.89%	1.56%	0.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,421	$15,957	$6

Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.43	$12.07	$10.67

Income from investment operations:

Net investment income (loss)	0.19	0.15	(0.09)

Net realized and unrealized gain (loss)	1.62	(1.64)	1.59

Total from investment operations	1.81	(1.49)	1.50

Less distributions to shareholders:

Net investment income	(0.17)	(0.15)	(0.10)

Total distributions to shareholders	(0.17)	(0.15)	(0.10)

Net asset value, end of period	$12.07	$10.43	$12.07

Total return	17.49%	(12.51%)	14.24%

Ratios to average net assets(b)

Total gross expenses	1.24%	1.27%	1.41	%(c)

Total net expenses(d)	1.24%	1.27%	1.41	%(c)

Net investment income (loss)	1.66%	1.29%	(1.15	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$3,620	$2,529	$534

Portfolio turnover	66%	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$10.44	$12.08	$10.77	$8.58		$14.71

Income from investment operations:

Net investment income (loss)	0.20	0.16	0.08	0.14		0.27

Net realized and unrealized gain (loss)	1.63	(1.64)	1.38	2.19		(6.12)

Total from investment operations	1.83	(1.48)	1.46	2.33		(5.85)

Less distributions to shareholders:

Net investment income	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)

Total distributions to shareholders	(0.18)	(0.16)	(0.15)	(0.14)		(0.28)

Proceeds from regulatory settlements	—	—	—	0.00	(a)	—

Net asset value, end of period	$12.09	$10.44	$12.08	$10.77		$8.58

Total return	17.70%	(12.42%)	13.89%	27.54	%(b)	(40.43%)

Ratios to average net assets(c)

Total gross expenses	1.12%	1.17%	1.13%	1.16%		1.15%

Total net expenses(d)	1.12%	1.17%	1.13%	1.16%		1.15%

Net investment income	1.76%	1.33%	0.78%	1.57%		2.21%

Supplemental data

Net assets, end of period (in thousands)	$375,844	$385,473	$527,737	$561,691		$535,029

Portfolio turnover	66%	64%	76%	90%		61%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — International Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

Annual Report 2012	21

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

22	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,565.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the

Annual Report 2012	23

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	1.00%
Class 2	1.25
Class 3	1.125

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$323,586
Accumulated net realized loss	(323,586)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$6,200,631	$6,595,091
Long-term capital gains	—	—
Total	6,200,631	6,595,091

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,103,357
Undistributed accumulated long-term gain	—
Accumulated realized loss	(161,965,520)
Unrealized appreciation	55,715,144

At December 31, 2012, the cost of investments for federal income tax purposes was $339,075,530 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$62,739,762
Unrealized depreciation	(7,024,618)
Net unrealized appreciation	55,715,144

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	12,968,955
2017	148,996,565
Total	161,965,520

For the year ended December 31, 2012, $9,030,450 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and

24	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $260,196,710 and $326,131,408, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

Affiliated shareholder accounts owned 95.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia International Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $551,874,369 and the combined net assets immediately after the acquisition were $575,687,544.

The merger was accomplished by a tax-free exchange of 18,483,906 shares of the acquired fund valued at $23,813,175 (including $5,602,247 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,645,029
Class 2	153,570

Annual Report 2012	25

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $7.1 million, $40.5 million, $(107.0) million and $(59.4) million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – International Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — International Opportunity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	27

Columbia Variable Portfolio – International Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

Tax Designations:

Foreign Taxes Paid	$428,951
Foreign Source Income	$6,369,132

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

28	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	29

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

30	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	31

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

32	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

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Columbia Variable Portfolio – International Opportunity Fund

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36	Annual Report 2012

Columbia Variable Portfolio – International Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Variable Portfolio – International Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6493 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Large Cap Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 20.15% for the 12 months ended December 31, 2012.

>	The Fund outperformed its benchmark, the Russell 1000 Growth Index, which gained 15.26% for the same 12-month period.

>	Strong stock selection across multiple industry sectors contributed to the Fund’s outperformance of its benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	20.27	0.82	5.47
Class 2*	05/03/10	20.06	0.61	5.28
Class 3	09/15/99	20.15	0.77	5.44
Russell 1000 Growth Index		15.26	3.12	7.52

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	5.8
Google, Inc., Class A	4.3
QUALCOMM, Inc.	2.9
Oracle Corp.	2.8
Gilead Sciences, Inc.	2.4
eBay, Inc.	2.3
Amazon.com, Inc.	2.2
Honeywell International, Inc.	2.2
EMC Corp.	2.1
Mastercard, Inc., Class A	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 20.15% for the 12 months ended December 31, 2012. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which gained 15.26% for the same 12-month period. Strong stock selection across multiple industry sectors contributed to the Fund’s outperformance of its benchmark.

Stock Selection Across Sectors Led to Relative Outperformance

The Fund outperformed its benchmark against the backdrop of a positively trending equity market. Though investor sentiment frequently fluctuated between desiring and avoiding risk, we began to see more discrimination based on individual stock attributes. Our investment process is very much focused on stock selection, rather than market timing or sector bets, so 2012 was the kind of equity market where we would expect the Fund to perform well and it did.

The breadth of the Fund’s performance was particularly rewarding to us. The Fund outperformed its benchmark in nine of 12 months and seven of the 10 market sectors where we invest. Positioning in the consumer discretionary, information technology, health care, consumer staples and industrials sectors had the most significant positive effects on the Fund’s relative performance.

Within consumer discretionary, outperformance was driven by overweights and stock selection in three industry groups: internet retail, specialty retail and media. The Fund benefited from holdings of on-line travel companies Expedia and Priceline, which increased their share of the travel industry’s on-line bookings. Amazon.com was another strong performer due to its broad-based on-line retail presence and greater appreciation of the company’s expansion into the separate business of cloud computing services. Specialty retailers that added to relative return included Home Depot, which benefited from the housing recovery, and TJX, operator of TJ Maxx and other retailers, which benefited from solid execution and market share gains in the discount retail segment. Media giant Comcast was another notable contributor as fears about internet television competition seem to have been premature.

Information technology performance was largely driven by the IT services, internet and computing industries. Having limited exposure to semiconductors was also advantageous. Individual contributor eBay was able to stabilize and reaccelerate its core marketplace business while also benefiting from momentum in its PayPal unit. Another contributor, Teradata, provides computer systems and software that let companies analyze tremendous amounts of data to better manage their businesses.

There were some negatives for the Fund within technology. Positioning in the communications equipment, electrical equipment and software industries modestly detracted from relative return. The Fund’s position in Cisco Systems and being underweight in Apple relative to the benchmark also detracted. We prematurely anticipated a positive inflection in Cisco’s business, while with Apple, we were early in predicting decelerating growth and a narrowing innovation window. Though Apple’s deceleration did not materialize during the Fund’s fiscal year, we have since seen signs of it and think it could continue.

The Fund benefited from strong performance from a number of health care segments, including pharmaceuticals, biotechnology and health care equipment. Though it is usually difficult to find compelling growth opportunities in consumer staples, our choice of beverage makers and food and staples retailers had a favorable effect. Within industrials, fourth quarter outperformance from

4	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

commercial services stocks and positioning in logistics, road and railroad stocks positively affected performance.

Financials and Energy Underperformed

Two smaller sectors within the benchmark and the portfolio — financials and energy — had minimal negative effects on relative performance. In the financials sector, an underweight in real estate investment trusts (REITs) was disadvantageous. We believe REITs lack attractive growth and risk/reward characteristics, but they performed well as investors sought yield opportunities outside fixed income. In energy, a positive contribution from Continental Resources was offset by Halliburton, where unexpectedly higher North American costs seemed to overshadow an improved international picture, leading to downward earnings revisions.

Modest Sector Changes Favored Industrials

There were no meaningful positioning shifts or strategy changes as we continued to focus on individual stock selection. Sector weightings changed modestly, based on where we found opportunities. In the second half of the year, we slightly trimmed the Fund’s consumer discretionary allocation, where reductions in luxury goods providers, apparel and restaurant/leisure stocks were partly offset by an increase in specialty retailers.

We also slightly reduced technology by lowering exposure to semiconductor companies and mega-cap services and software companies. We trimmed semiconductors because of lackluster demand and excess inventory and we believe we found more attractive growth opportunities away from the largest technology names.

We increased the industrials weighting in the second half, with increased allocations to aerospace, electrical equipment and commercial services where, in our opinion, valuations started to more fully reflect cyclical growth concerns and we saw greater opportunity for earnings to rise in 2013.

Opportunity in Quality Growth Companies

We are currently encouraged by recent economic signs, including a seemingly improving U.S. housing market and a rebound in China’s growth. However, we are also mindful of potential turbulence, such as Washington’s political stalemate and impending fiscal decisions, which could stall the nascent economic recovery and temper enthusiasm for equities. We are also watching the Eurozone situation, which seems to ebb and flow without a comprehensive resolution, and tensions in the Middle East and Asia.

In spite of these uncertainties, we see opportunity in quality growth companies. We are focused on owning growth companies that are current or emerging leaders in their industries. Our baseline is to seek companies supported by healthy balance sheets, capable management teams and solid risk/reward profiles. We then try to identify companies that are also either increasing their global reach, in the midst of strong product cycles or able to expand their market share. Certainly, we hope that the equity markets continue to reward individual stock characteristics as we think such an environment would favor our investment process, with its focus on stock selection.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	95.8
Consumer Discretionary	17.1
Consumer Staples	8.6
Energy	4.4
Financials	4.8
Health Care	13.0
Industrials	11.6
Information Technology	31.6
Materials	3.7
Telecommunication Services	1.0
Convertible Preferred Stocks	1.2
Industrials	1.2
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Large Cap Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,067.10	1,021.28	4.13	4.04	0.79
Class 2	1,000.00	1,000.00	1,066.10	1,020.02	5.43	5.31	1.04
Class 3	1,000.00	1,000.00	1,065.90	1,020.67	4.75	4.65	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

6	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 95.6%
Issuer	Shares	Value ($)
Consumer Discretionary 17.1%
Automobiles 1.0%

Ford Motor Co.	186,047	2,409,308

Distributors 0.7%

LKQ Corp.(a)	88,730	1,872,203

Hotels, Restaurants & Leisure 2.2%

Las Vegas Sands Corp.	56,604	2,612,841

Yum! Brands, Inc.	42,498	2,821,867

Total		5,434,708

Internet & Catalog Retail 2.8%

Amazon.com, Inc.(a)	21,293	5,347,524

Expedia, Inc.	26,913	1,653,804

Total		7,001,328

Media 4.5%

Comcast Corp., Class A	78,594	2,937,844

Discovery Communications, Inc., Class A(a)	37,132	2,357,139

DISH Network Corp., Class A	81,028	2,949,419

News Corp., Class A	123,460	3,153,169

Total		11,397,571

Multiline Retail 1.2%

Target Corp.	48,973	2,897,732

Specialty Retail 4.7%

Dick’s Sporting Goods, Inc.	35,990	1,637,185

Gap, Inc. (The)	78,700	2,442,848

Home Depot, Inc. (The)	27,127	1,677,805

Lowe’s Companies, Inc.	126,430	4,490,794

Urban Outfitters, Inc.(a)	41,903	1,649,302

Total		11,897,934

Total Consumer Discretionary		42,910,784

Consumer Staples 8.5%
Food & Staples Retailing 2.9%

Costco Wholesale Corp.	25,195	2,488,510

CVS Caremark Corp.	96,740	4,677,379

Total		7,165,889

Food Products 2.3%

Hershey Co. (The)	36,000	2,599,920

Kraft Foods Group, Inc.	71,085	3,232,235

Total		5,832,155

Household Products 1.3%

Procter & Gamble Co. (The)	49,920	3,389,069

Personal Products 1.3%

Estee Lauder Companies, Inc. (The), Class A	53,740	3,216,876

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.7%

Philip Morris International, Inc.	21,868	1,829,040

Total Consumer Staples		21,433,029

Energy 4.4%
Energy Equipment & Services 2.4%

Ensco PLC, Class A	55,964	3,317,546

National Oilwell Varco, Inc.	40,665	2,779,453

Total		6,096,999

Oil, Gas & Consumable Fuels 2.0%

Anadarko Petroleum Corp.	28,719	2,134,109

Kinder Morgan Management LLC(a)(b)	1,381	1

Pioneer Natural Resources Co.	25,735	2,743,093

Total		4,877,203

Total Energy		10,974,202

Financials 4.8%
Capital Markets 1.3%

BlackRock, Inc.	15,436	3,190,775

Commercial Banks 2.1%

Fifth Third Bancorp	157,965	2,399,488

Wells Fargo & Co.	84,620	2,892,312

Total		5,291,800

Diversified Financial Services 0.8%

Citigroup, Inc.	55,251	2,185,730

Real Estate Investment Trusts (REITs) 0.6%

Simon Property Group, Inc.	9,390	1,484,465

Total Financials		12,152,770

Health Care 13.0%
Biotechnology 5.4%

Amgen, Inc.	44,230	3,817,934

Gilead Sciences, Inc.(a)	78,985	5,801,448

Onyx Pharmaceuticals, Inc.(a)	30,312	2,289,465

Vertex Pharmaceuticals, Inc.(a)	38,923	1,632,431

Total		13,541,278

Health Care Equipment & Supplies 2.4%

Edwards Lifesciences Corp.(a)	16,878	1,521,889

Hologic, Inc.(a)	87,690	1,756,431

Zimmer Holdings, Inc.	38,918	2,594,274

Total		5,872,594

Life Sciences Tools & Services 1.5%

Life Technologies Corp.(a)	1,671	82,013

Thermo Fisher Scientific, Inc.	58,320	3,719,649

Total		3,801,662

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%

Allergan, Inc.	44,092	4,044,559

Johnson & Johnson	37,905	2,657,141

Watson Pharmaceuticals, Inc.(a)	31,037	2,669,182

Total		9,370,882

Total Health Care		32,586,416

Industrials 11.6%
Aerospace & Defense 3.7%

Honeywell International, Inc.	83,197	5,280,514

Precision Castparts Corp.	21,310	4,036,540

Total		9,317,054

Commercial Services & Supplies 2.4%

ADT Corp. (The)	55,978	2,602,417

Tyco International Ltd.	117,356	3,432,663

Total		6,035,080

Electrical Equipment 2.6%

Eaton Corp. PLC	52,120	2,824,904

Rockwell Automation, Inc.	43,334	3,639,623

Total		6,464,527

Machinery 0.9%

Pall Corp.	38,939	2,346,464

Road & Rail 2.0%

JB Hunt Transport Services, Inc.	48,903	2,919,998

Kansas City Southern	25,174	2,101,525

Total		5,021,523

Total Industrials		29,184,648

Information Technology 31.5%
Communications Equipment 4.0%

F5 Networks, Inc.(a)	32,921	3,198,275

QUALCOMM, Inc.	112,934	7,004,167

Total		10,202,442

Computers & Peripherals 9.0%

Apple, Inc.	26,630	14,194,589

EMC Corp.(a)	206,497	5,224,374

NCR Corp.(a)	122,061	3,110,114

Total		22,529,077

Internet Software & Services 8.2%

eBay, Inc.(a)	110,945	5,660,414

Facebook, Inc., Class A(a)	97,243	2,589,581

Common Stocks (continued)
Issuer	Shares	Value ($)
Google, Inc., Class A(a)	14,658	10,397,946

LinkedIn Corp., Class A(a)	16,200	1,860,084

Total		20,508,025

IT Services 4.6%

Accenture PLC, Class A	41,212	2,740,598

Alliance Data Systems Corp.(a)	17,193	2,488,858

Mastercard, Inc., Class A	9,982	4,903,957

Teradata Corp.(a)	24,857	1,538,400

Total		11,671,813

Software 5.7%

Citrix Systems, Inc.(a)	36,735	2,415,326

Oracle Corp.	205,530	6,848,260

Salesforce.com, Inc.(a)	22,270	3,743,587

ServiceNow, Inc.(a)	41,233	1,238,227

Total		14,245,400

Total Information Technology		79,156,757

Materials 3.7%
Chemicals 3.7%

Airgas, Inc.	24,110	2,201,002

LyondellBasell Industries NV, Class A	42,113	2,404,231

Monsanto Co.	48,150	4,557,398

Total		9,162,631

Total Materials		9,162,631

Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%

Verizon Communications, Inc.	57,680	2,495,814

Total Telecommunication Services		2,495,814

Total Common Stocks
(Cost: $206,002,925)		240,057,051

Convertible Preferred Stocks 1.2%
Industrials 1.2%
Aerospace & Defense 1.2%

United Technologies Corp., 7.500%	54,530	3,037,866

Total Industrials		3,037,866

Total Convertible Preferred Stocks
(Cost: $2,858,766)		3,037,866

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(c)(d)	7,578,886	7,578,886

Total Money Market Funds
(Cost: $7,578,886)		7,578,886

Total Investments
(Cost: $216,440,577)		250,673,803

Other Assets & Liabilities, Net		448,737

Net Assets		251,122,540

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/19/03 – 01/18/05	—

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,085,176	90,596,324	(86,102,614)	7,578,886	9,559	7,578,886

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	42,910,784	—	—	42,910,784

Consumer Staples	21,433,029	—	—	21,433,029

Energy	10,974,201	1	—	10,974,202

Financials	12,152,770	—	—	12,152,770

Health Care	32,586,416	—	—	32,586,416

Industrials	29,184,648	—	—	29,184,648

Information Technology	79,156,757	—	—	79,156,757

Materials	9,162,631	—	—	9,162,631

Telecommunication Services	2,495,814	—	—	2,495,814

Convertible Preferred Stocks

Industrials	3,037,866	—	—	3,037,866

Total Equity Securities	243,094,916	1	—	243,094,917

Other

Money Market Funds	7,578,886	—	—	7,578,886

Total Other	7,578,886	—	—	7,578,886

Total	250,673,802	1	—	250,673,803

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $208,861,691)	$243,094,917

Affiliated issuers (identified cost $7,578,886)	7,578,886

Total investments (identified cost $216,440,577)	250,673,803

Receivable for:

Investments sold	785,927

Capital shares sold	35,500

Dividends	125,061

Reclaims	16,817

Expense reimbursement due from Investment Manager	12,667

Prepaid expenses	2,607

Trustees’ deferred compensation plan	27,326

Total assets	251,679,708

Liabilities

Payable for:

Capital shares purchased	281,437

Investment management fees	150,897

Distribution and/or service fees	22,657

Transfer agent fees	12,752

Administration fees	12,752

Compensation of board members	14,361

Other expenses	34,986

Trustees’ deferred compensation plan	27,326

Total liabilities	557,168

Net assets applicable to outstanding capital stock	$251,122,540

Represented by

Partners’ capital	$251,122,540

Total — representing net assets applicable to outstanding capital stock	$251,122,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$46,511,688

Shares outstanding	5,851,043

Net asset value per share	$7.95

Class 2

Net assets	$9,740,947

Shares outstanding	1,233,718

Net asset value per share	$7.90

Class 3

Net assets	$194,869,905

Shares outstanding	24,567,853

Net asset value per share	$7.93

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$3,716,983

Dividends — affiliated issuers	9,559

Income from securities lending — net	35,984

Foreign taxes withheld	(100,073)

Total income	3,662,453

Expenses:

Investment management fees	1,820,957

Distribution and/or service fees

Class 2	22,077

Class 3	249,913

Transfer agent fees

Class 1	28,626

Class 2	5,298

Class 3	119,955

Administration fees	153,880

Compensation of board members	13,409

Custodian fees	7,489

Printing and postage fees	60,582

Professional fees	26,888

Other	15,488

Total expenses	2,524,562

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(247,319)

Total net expenses	2,277,243

Net investment income	1,385,210

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	28,502,932

Options contracts written	3,509

Net realized gain	28,506,441

Net change in unrealized appreciation (depreciation) on:

Investments	16,866,269
Foreign currency translations	402

Net change in unrealized appreciation (depreciation)	16,866,671

Net realized and unrealized gain	45,373,112

Net increase in net assets resulting from operations	$46,758,322

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$1,385,210	$641,872

Net realized gain	28,506,441	22,433,441

Net change in unrealized appreciation (depreciation)	16,866,671	(36,648,548)

Net increase (decrease) in net assets resulting from operations	46,758,322	(13,573,235)

Increase (decrease) in net assets from capital stock activity	(36,486,623)	20,933,627

Total increase in net assets	10,271,699	7,360,392

Net assets at beginning of year	240,850,841	233,490,449

Net assets at end of year	$251,122,540	$240,850,841

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	156,040	1,179,982	176,322	1,277,429

Fund merger	—	—	7,273,180	54,764,794

Redemptions	(977,650)	(7,482,082)	(777,638)	(5,364,332)

Net increase (decrease)	(821,610)	(6,302,100)	6,671,864	50,677,891

Class 2 shares

Subscriptions	337,437	2,535,468	175,215	1,209,414

Fund merger	—	—	1,137,310	8,542,419

Redemptions	(305,378)	(2,293,895)	(157,827)	(1,085,793)

Net increase	32,059	241,573	1,154,698	8,666,040

Class 3 Shares

Subscriptions	291,816	2,239,547	194,766	1,366,110

Redemptions	(4,330,703)	(32,665,643)	(5,765,203)	(39,776,414)

Net decrease	(4,038,887)	(30,426,096)	(5,570,437)	(38,410,304)

Total net increase (decrease)	(4,828,438)	(36,486,623)	2,256,125	20,933,627

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.61	$6.82	$6.34

Income from investment operations:

Net investment income	0.05	0.03	0.02

Net realized and unrealized gain (loss)	1.29	(0.24)	0.46

Total from investment operations	1.34	(0.21)	0.48

Net asset value, end of period	$7.95	$6.61	$6.82

Total return	20.27%	(3.08%)	7.57%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.89%	0.83	%(c)

Total net expenses(d)	0.78%	0.77%	0.83	%(c)

Net investment income	0.64%	0.51%	0.60	%(c)

Supplemental data

Net assets, end of period (in thousands)	$46,512	$44,092	$5

Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.58	$6.81	$6.34

Income from investment operations:

Net investment income	0.03	0.02	0.02

Net realized and unrealized gain (loss)	1.29	(0.25)	0.45

Total from investment operations	1.32	(0.23)	0.47

Net asset value, end of period	$7.90	$6.58	$6.81

Total return	20.06%	(3.38%)	7.41%

Ratios to average net assets(b)

Total gross expenses	1.13%	1.15%	1.09	%(c)

Total net expenses(d)	1.03%	1.02%	1.09	%(c)

Net investment income	0.43%	0.26%	0.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,741	$7,907	$320

Portfolio turnover	102%	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$6.60	$6.82	$5.82	$4.25	$7.65

Income from investment operations:

Net investment income (loss)	0.04	0.01	0.02	0.03	0.10

Net realized and unrealized gain (loss)	1.29	(0.23)	0.98	1.54	(3.48)

Total from investment operations	1.33	(0.22)	1.00	1.57	(3.38)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.02)

Total distributions to shareholders	—	—	—	—	(0.02)

Net asset value, end of period	$7.93	$6.60	$6.82	$5.82	$4.25

Total return	20.15%	(3.23%)	17.16%	37.00%	(44.35%)

Ratios to average net assets(a)

Total gross expenses	1.00%	0.99%	0.93%	0.80%	0.75%

Total net expenses(b)	0.91%	0.92%	0.93%	0.80%	0.75%

Net investment income	0.52%	0.21%	0.34%	0.71%	1.36%

Supplemental data

Net assets, end of period (in thousands)	$194,870	$188,852	$233,165	$240,404	$275,348

Portfolio turnover	102%	104%	152%	152%	150%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2012	19

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

20	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Contracts and premiums associated with options contracts written for the year ended December 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2011	—	—
Opened	30	3,509
Expired	(30)	(3,509)
Balance at December 31, 2012	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity contracts	3,509

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Options contracts	30

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2012	21

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.71% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,118.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

22	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.790%
Class 2	1.040
Class 3	0.915

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.765%
Class 2	1.015
Class 3	0.890

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $253,694,071 and $294,023,212, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2012	23

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 7. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 10.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 78.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $244,494,303 and the combined net assets immediately after the acquisition were $307,801,516.

The merger was accomplished by a tax-free exchange of 1,979,922 shares of the acquired fund valued at $63,307,213 (including $13,585,216 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	7,273,180
Class 2	1,137,310

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund ‘s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.7 million, $26.4 million, $(34.5) million and $(7.4) million, respectively.

Note 10. Significant Risks

Information Technology Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and

24	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	25

Columbia Variable Portfolio – Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

26	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	27

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

28	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

			204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 – January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	29

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

30	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 – January 2013 and Group Counsel from November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	31

Columbia Variable Portfolio – Large Cap Growth Fund

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32	Annual Report 2012

Columbia Variable Portfolio – Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Variable Portfolio – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6464 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund) Class 3 shares returned 18.46% for the 12-month period that ended December 31, 2012.

>	The Fund slightly underperformed its benchmark, the Russell Midcap Value Index, which returned 18.51% for the same time period.

>	Modestly positive stock selection offset the modestly detracting effect of overall sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	18.63	0.61	5.89
Class 2*	05/03/10	18.28	0.43	5.73
Class 3	05/02/05	18.46	0.54	5.85
Russell Midcap Value Index		18.51	3.79	6.56

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 2, 2005 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Value Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Top Ten Holdings (%) (at December 31, 2012)
Eastman Chemical Co.	3.2
PPG Industries, Inc.	2.8
Watson Pharmaceuticals, Inc.	2.6
XL Group PLC	2.0
Invesco Ltd.	2.0
Kansas City Southern	2.0
Fifth Third Bancorp	1.9
Mylan, Inc.	1.8
Axis Capital Holdings Ltd.	1.7
CIGNA Corp.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

As of December 31, 2012, 25% or more of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 18.46%. The Fund slightly underperformed its benchmark, the Russell Midcap Value Index (Russell Index), which returned 18.51% for the period. Modestly positive stock selection offset the modestly detracting effect of overall sector allocation.

U.S. Equity Market Rallied Amid Pronounced Volatility

The U.S. equity market posted its best annual performance since 2007, but such gains mask what was particularly pronounced market volatility throughout 2012. Such volatility was, in our view, driven by worries about the then-looming U.S. fiscal cliff, about economic health in Europe and China and about a gridlocked, highly partisan political environment in the United States.

Early in the annual period, the U.S. economic recovery generated enough solid economic data, especially in the manufacturing, employment, retail and housing markets, to raise consumer expectations and restore investor confidence. An unusually mild winter in the U.S. further supported economic activity. In turn, the S&P 500 Index, a broad measure of large company stock performance, gained 12.59%, its strongest first-quarter gain since 1998. The second quarter, however, saw a pullback, led by disappointing economic data — especially lackluster job formation. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems, especially in Greece, also weighed on investor sentiment as did a continued slowdown in emerging market growth, especially in China. The U.S. equity market declined during the second quarter, although a late agreement by Eurozone leaders to have a unified banking regulator lifted stocks in the quarter’s final trading session.

The U.S. equity market came back strong enough in the third quarter to more than erase second quarter losses, as investors shrugged off still lackluster economic data both here and abroad. Even though Europe’s sovereign debt problems continued to dominate the headlines, the European Central Bank raised hopes for a longer-term solution, and the U.S. Federal Reserve’s (the Fed) commitment to an additional round of quantitative easing — buying up bonds to lower interest rates — further bolstered investor confidence.

The pace of economic growth remained sluggish but positive in the fourth quarter, as the Northeast U.S. recovered from the devastating effects of Hurricane Sandy, uncertainty dominated in advance of the November elections, and Congress delayed action to avert the fiscal cliff of tax increases and spending cuts. Despite generally positive economic news regarding manufacturing activity, consumer spending and housing market data and announcements by the Fed regarding the

4	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

extension of its efforts to make financial conditions more accommodative, a cloud of uncertainty hung over the equity markets. Most major U.S. equity indices generated flat returns for the final quarter of 2012.

Even amidst such volatility and uncertainty, all ten sectors of the Russell Index posted positive returns for the year. For the annual period overall, the consumer discretionary, telecommunication services and industrials sectors performed best on a relative basis. The utilities, information technology and energy sectors were the weakest performers in the Russell Index during the annual period.

Stock Selection Overall Boosted Fund Results

The Fund closely tracked the Russell Index as modestly positive stock selection offset the modestly detracting effect of overall sector allocation.

Stock selection in the materials sector helped the Fund’s results most, especially an emphasis on the chemicals industry. Positions in Eastman Chemical and PPG were particularly standout performers. Both of these companies benefited from good volumes and pricing amid a modestly improving economy.

Having only a modest allocation to utilities, the worst performing sector on a relative basis within the Russell Index, also added value.

Both sector allocation positioning and stock selection within the industrials sector contributed positively. The Fund had a greater allocation to industrials than the Russell Index, which helped, as industrials was one of the best performing sectors in the Russell Index during the annual period. Several individual positions across a broad spectrum of industries within the sector, including electronic equipment instruments, airlines and construction, boosted the Fund’s results during the period. So, too, did having a position in Cooper Industries. Cooper Industries’ stock performed well as the company was the subject of an agreed-upon takeout by Eaton in a deal valued at about $11.46 billion.

Energy and Consumer Staples Selection Hampered Performance

Stock selection in the energy and consumer staples sector detracted from the Fund’s performance. In energy, having sizable positions in oil and gas exploration and production companies Whiting Petroleum and SM Energy hurt most. Each of these companies was impacted primarily by declining crude oil prices during the annual period. In consumer staples, a position in diversified foods producer Ralcorp Holdings detracted, as a number of complications arose surrounding a series of spin-offs and acquisitions.

Having only a modest allocation to the financials sector, which outperformed the Russell Index during the annual period, detracted from the Fund’s results during the annual period as well.

Shift in Stance Drove Fund Changes

Broadly speaking, we increased the Fund’s exposure to the more cyclical, economically-sensitive sectors of the U.S. equity market, including financials and information technology, during the annual period. We correspondingly reduced the Fund’s allocations to the more traditionally defensive areas of the U.S. equity market, primarily the tobacco industry within the consumer staples sector. For stock-specific reasons and to take some profits following a span of strong performance, we also reduced the Fund’s exposure to the industrials sector.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	97.3
Consumer Discretionary	13.3
Consumer Staples	2.3
Energy	8.6
Financials	23.4
Health Care	11.0
Industrials	13.0
Information Technology	8.6
Materials	8.1
Telecommunication Services	1.0
Utilities	8.0
Convertible Bonds	0.2
Materials	0.2
Limited Partnerships	0.6
Money Market Funds	1.9
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	5

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

From a broad perspective, we believe the agreement reached regarding the fiscal cliff — the series of federal tax hikes and spending cuts that were due to take place at the start of 2013 — resolved some of the details of the tax half of the question but did nothing to fix the cliff’s 10-year plan to cut spending by $1.2 trillion. That means Congress will have to finish that half of the problem at the same time it negotiates an extension of the U.S.’ borrowing limits. Add to the mix a slew of new economic data for the markets to chew on and the result is likely continued volatility in the U.S. equity market.

That said, once these political budgetary and financial issues do fade, hopefully by the end of the first calendar quarter, we believe the rhetoric surrounding Washington D.C. decision making that has weighed on both U.S. and international equity markets for some time now will be reduced and investors will be able to re-focus their attention on the pace of economic growth and on prospects for corporate earnings and revenue growth in 2013. As investors return to a fundamental analysis of the traditional drivers of performance, we believe the U.S. should be perceived well relative to the rest of the developed world and that the potential for equities’ multiple expansion that has been suppressed by government-driven macro issues will be enhanced. These factors, along with monetary policy that we believe remains in equity investors’ favor and signs that global economic growth is picking up, particularly in China, lead us to be cautiously optimistic about the returns the U.S. equity market could generate in 2013.

6	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,103.80	1,020.88	4.63	4.44	0.87
Class 2	1,000.00	1,000.00	1,102.40	1,019.56	6.00	5.77	1.13
Class 3	1,000.00	1,000.00	1,103.20	1,020.22	5.32	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%
Issuer	Shares	Value ($)

Consumer Discretionary 13.3%
Auto Components 2.1%

TRW Automotive Holdings Corp.(a)	178,560	9,572,601

Visteon Corp.(a)	181,079	9,745,672

Total		19,318,273

Automobiles 0.6%

Ford Motor Co.	418,358	5,417,736

Hotels, Restaurants & Leisure 1.7%

Darden Restaurants, Inc.	68,829	3,102,123

Penn National Gaming, Inc.(a)	123,167	6,048,731

Royal Caribbean Cruises Ltd.	199,734	6,790,956

Total		15,941,810

Household Durables 0.7%

Newell Rubbermaid, Inc.	279,663	6,228,095

Internet & Catalog Retail 1.6%

Liberty Interactive Corp., Class A(a)	640,898	12,612,873

Liberty Ventures, Inc., Class A(a)	39,140	2,652,126

Total		15,264,999

Media 4.7%

DISH Network Corp., Class A	301,117	10,960,659

Interpublic Group of Companies, Inc. (The)	539,623	5,946,646

Liberty Media Corp.(a)	60,494	7,017,909

National CineMedia, Inc.	141,532	1,999,847

Regal Entertainment Group, Class A	41,633	580,780

Time Warner, Inc.	112,522	5,381,927

Virgin Media, Inc.	333,764	12,265,827

Total		44,153,595

Multiline Retail 1.4%

Kohl’s Corp.	97,505	4,190,765

Macy’s, Inc.	238,126	9,291,677

Total		13,482,442

Specialty Retail 0.5%

GameStop Corp., Class A	171,652	4,306,749

Total Consumer Discretionary		124,113,699

Consumer Staples 2.3%
Food Products 1.8%

Hershey Co. (The)	85,431	6,169,827

Hillshire Brands Co.	99,452	2,798,579

JM Smucker Co. (The)	28,100	2,423,344

Post Holdings, Inc.(a)	107,470	3,680,848

Smithfield Foods, Inc.(a)	34,073	734,955

Tyson Foods, Inc., Class A	47,496	921,422

Total		16,728,975

Common Stocks (continued)
Issuer	Shares	Value ($)

Household Products 0.4%

Clorox Co. (The)	60,729	4,446,577

Tobacco 0.1%

Lorillard, Inc.	4,868	567,950

Total Consumer Staples		21,743,502

Energy 8.6%
Energy Equipment & Services 3.1%

C&J Energy Services, Inc.(a)	187,297	4,015,648

Ensco PLC, Class A	169,756	10,063,136

McDermott International, Inc.(a)	217,125	2,392,717

Noble Corp.	366,194	12,750,875

Total		29,222,376

Oil, Gas & Consumable Fuels 5.5%

Cameco Corp.	68,000	1,340,960

EQT Corp.	98,935	5,835,186

Kinder Morgan, Inc.	116,885	4,129,547

Pioneer Natural Resources Co.	70,801	7,546,679

QEP Resources, Inc.	213,316	6,457,075

Southwestern Energy Co.(a)	88,633	2,961,229

Spectra Energy Corp.	321,374	8,799,220

Valero Energy Corp.	117,219	3,999,512

Whiting Petroleum Corp.(a)	234,248	10,159,336

Total		51,228,744

Total Energy		80,451,120

Financials 23.4%
Capital Markets 1.9%

Invesco Ltd.	698,052	18,212,177

Commercial Banks 7.8%

CIT Group, Inc.(a)	387,219	14,962,142

Comerica, Inc.	476,273	14,450,123

Fifth Third Bancorp	1,122,818	17,055,606

Huntington Bancshares, Inc.	1,589,724	10,158,337

M&T Bank Corp.	77,941	7,674,850

SunTrust Banks, Inc.	136,186	3,860,873

TCF Financial Corp.	385,862	4,688,223

Total		72,850,154

Diversified Financial Services 0.4%

Citigroup, Inc.	37,423	1,480,454

NYSE Euronext	82,921	2,615,328

Total		4,095,782

Insurance 10.8%

Axis Capital Holdings Ltd.	461,878	15,999,454

Everest Re Group Ltd.	63,071	6,934,656

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Hartford Financial Services Group, Inc.	534,572	11,995,796

Lincoln National Corp.	539,984	13,985,586

PartnerRe Ltd.	73,896	5,947,889

Principal Financial Group, Inc.	168,652	4,809,955

Reinsurance Group of America, Inc.	234,064	12,527,105

Validus Holdings Ltd.	217,267	7,513,093

WR Berkley Corp.	59,137	2,231,830

XL Group PLC	743,286	18,626,747

Total		100,572,111

Real Estate Investment Trusts (REITs) 2.5%

Equity Lifestyle Properties, Inc.	40,102	2,698,464

General Growth Properties, Inc.	145,488	2,887,937

Hospitality Properties Trust	112,362	2,631,518

Omega Healthcare Investors, Inc.	40,766	972,269

Rayonier, Inc.	215,274	11,157,651

Taubman Centers, Inc.	40,599	3,195,953

Total		23,543,792

Total Financials		219,274,016

Health Care 11.0%
Health Care Equipment & Supplies 3.6%

Boston Scientific Corp.(a)	1,809,104	10,366,166

Teleflex, Inc.	180,459	12,868,531

Zimmer Holdings, Inc.	161,424	10,760,524

Total		33,995,221

Health Care Providers & Services 2.6%

CIGNA Corp.	296,548	15,853,456

Humana, Inc.	117,076	8,034,926

Total		23,888,382

Life Sciences Tools & Services 0.5%

Agilent Technologies, Inc.	118,884	4,867,111

Pharmaceuticals 4.3%

Mylan, Inc.(a)	591,348	16,250,243

Watson Pharmaceuticals, Inc.(a)	275,341	23,679,326

Total		39,929,569

Total Health Care		102,680,283

Industrials 13.0%
Aerospace & Defense 1.2%

Embraer SA, ADR	194,516	5,545,651

L-3 Communications Holdings, Inc.	34,881	2,672,582

Raytheon Co.	55,912	3,218,295

Total		11,436,528

Common Stocks (continued)
Issuer	Shares	Value ($)

Airlines 0.4%

United Continental Holdings, Inc.(a)	157,817	3,689,762

Building Products 1.4%

AO Smith Corp.	209,177	13,192,793

Commercial Services & Supplies 0.2%

RR Donnelley & Sons Co.	244,134	2,197,206

Construction & Engineering 1.7%

Chicago Bridge & Iron Co. NV	126,745	5,874,631

Jacobs Engineering Group, Inc.(a)	103,226	4,394,331

KBR, Inc.	168,506	5,041,699

Total		15,310,661

Electrical Equipment 2.1%

Eaton Corp. PLC	228,098	12,362,912

Rockwell Automation, Inc.	87,163	7,320,820

Total		19,683,732

Machinery 2.2%

AGCO Corp.(a)	129,605	6,366,197

Harsco Corp.	121,600	2,857,600

Parker Hannifin Corp.	128,027	10,889,977

Total		20,113,774

Road & Rail 3.8%

Con-way, Inc.	99,787	2,776,074

JB Hunt Transport Services, Inc.	175,073	10,453,609

Kansas City Southern	214,964	17,945,195

Werner Enterprises, Inc.	204,037	4,421,482

Total		35,596,360

Total Industrials		121,220,816

Information Technology 8.6%
Computers & Peripherals 1.4%

Dell, Inc.	298,692	3,025,750

NCR Corp.(a)	383,070	9,760,624

Total		12,786,374

Electronic Equipment, Instruments & Components 2.5%

Amphenol Corp., Class A	199,647	12,917,161

Avnet, Inc.(a)	335,245	10,261,849

Total		23,179,010

IT Services 1.1%

Amdocs Ltd.	293,054	9,960,905

Semiconductors & Semiconductor Equipment 3.6%

Analog Devices, Inc.	98,110	4,126,507

Fairchild Semiconductor International, Inc.(a)	191,545	2,758,248

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

LSI Corp.(a)	1,488,977	10,541,957

Microchip Technology, Inc.	283,679	9,245,099

ON Semiconductor Corp.(a)	1,073,149	7,565,700

Total		34,237,511

Total Information Technology		80,163,800

Materials 8.1%
Chemicals 6.3%

Agrium, Inc.	46,537	4,649,512

Eastman Chemical Co.	429,460	29,224,753

PPG Industries, Inc.	187,550	25,384,892

Total		59,259,157

Containers & Packaging 0.6%

Rock-Tenn Co., Class A	72,848	5,092,804

Paper & Forest Products 1.2%

Domtar Corp.	81,530	6,809,385

International Paper Co.	105,795	4,214,873

Total		11,024,258

Total Materials		75,376,219

Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%

CenturyLink, Inc.	253,513	9,917,429

Total Telecommunication Services		9,917,429

Utilities 8.0%
Electric Utilities 3.4%

Entergy Corp.	110,462	7,041,953

NV Energy, Inc.	781,608	14,178,369

Pepco Holdings, Inc.	334,340	6,556,407

Xcel Energy, Inc.	152,933	4,084,840

Total		31,861,569

Gas Utilities 0.9%

Questar Corp.	410,545	8,112,369

Multi-Utilities 3.7%

Ameren Corp.	142,736	4,384,850

DTE Energy Co.	153,569	9,221,818

Sempra Energy	173,807	12,329,869

Wisconsin Energy Corp.	250,609	9,234,942

Total		35,171,479

Total Utilities		75,145,417

Total Common Stocks (Cost: $795,354,957)		910,086,301

Warrants 0.1%
Issuer		Shares	Value ($)

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Kinder Morgan, Inc.(a)		167,075	631,543

Total Energy			631,543

Total Warrants (Cost: $288,884)			631,543

Convertible Bonds 0.2%
	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	1,416,000	1,608,930

Total Convertible Bonds (Cost: $1,416,000)			1,608,930

Limited Partnerships 0.6%
		Shares	Value ($)
Financials 0.6%
Capital Markets 0.6%

Lazard Ltd., Class A		177,849	5,307,014

Total Financials			5,307,014

Total Limited Partnerships (Cost: $5,425,551)			5,307,014

Money Market Funds 1.9%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)		18,151,994	18,151,994

Total Money Market Funds (Cost: $18,151,994)			18,151,994

Total Investments
(Cost: $820,637,386)			935,785,782

Other Assets & Liabilities, Net			(865,102)

Net Assets			934,920,680

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	26,959,555	272,631,304	(281,438,865)	18,151,994	33,972	18,151,994

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	124,113,699	—	—	124,113,699

Consumer Staples	21,743,502	—	—	21,743,502

Energy	80,451,120	—	—	80,451,120

Financials	219,274,016	—	—	219,274,016

Health Care	102,680,283	—	—	102,680,283

Industrials	121,220,816	—	—	121,220,816

Information Technology	80,163,800	—	—	80,163,800

Materials	75,376,219	—	—	75,376,219

Telecommunication Services	9,917,429	—	—	9,917,429

Utilities	75,145,417	—	—	75,145,417

Warrants

Energy	631,543	—	—	631,543

Total Equity Securities	910,717,844	—	—	910,717,844

Bonds

Convertible Bonds	—	1,608,930	—	1,608,930

Total Bonds	—	1,608,930	—	1,608,930

Other

Limited Partnerships	5,307,014	—	—	5,307,014

Money Market Funds	18,151,994	—	—	18,151,994

Total Other	23,459,008	—	—	23,459,008

Total	934,176,852	1,608,930	—	935,785,782

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $802,485,392)	$917,633,788

Affiliated issuers (identified cost $18,151,994)	18,151,994

Total investments (identified cost $820,637,386)	935,785,782

Cash	6,618

Receivable for:

Capital shares sold	102,886

Dividends	986,019

Interest	15,635

Reclaims	21,266

Prepaid expenses	5,000

Trustees’ deferred compensation plan	15,769

Total assets	936,938,975

Liabilities

Payable for:

Capital shares purchased	1,248,426

Investment management fees	581,918

Distribution and/or service fees	10,174

Transfer agent fees	47,232

Administration fees	45,413

Compensation of board members	24,271

Other expenses	45,092

Trustees’ deferred compensation plan	15,769

Total liabilities	2,018,295

Net assets applicable to outstanding capital stock	$934,920,680

Represented by

Partners’ capital	$934,920,680

Total — representing net assets applicable to outstanding capital stock	$934,920,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1

Net assets	$839,958,888

Shares outstanding	70,514,769

Net asset value per share	$11.91

Class 2

Net assets	$1,906,492

Shares outstanding	160,966

Net asset value per share	$11.84

Class 3

Net assets	$93,055,300

Shares outstanding	7,839,563

Net asset value per share	$11.87

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$18,715,044

Dividends — affiliated issuers	33,972

Interest	53,100

Income from securities lending — net	379,185

Foreign taxes withheld	(132,933)

Total income	19,048,368

Expenses:

Investment management fees	7,159,532

Distribution and/or service fees

Class 2	3,524

Class 3	122,813

Transfer agent fees

Class 1	522,684

Class 2	846

Class 3	58,949

Administration fees	558,178

Compensation of board members	29,792

Custodian fees	27,288

Printing and postage fees	54,781

Professional fees	30,000

Other	78,085

Total expenses	8,646,472

Net investment income	10,401,896

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	59,115,770

Foreign currency translations	88,732

Net realized gain	59,204,502

Net change in unrealized appreciation (depreciation) on:

Investments	94,449,318

Net change in unrealized appreciation (depreciation)	94,449,318

Net realized and unrealized gain	153,653,820

Net increase in net assets resulting from operations	$164,055,716

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$10,401,896	$6,609,510

Net realized gain	59,204,502	61,497,363

Net change in unrealized appreciation (depreciation)	94,449,318	(139,360,986)

Net increase (decrease) in net assets resulting from operations	164,055,716	(71,254,113)

Increase (decrease) in net assets from capital stock activity	(186,540,280)	171,141,165

Total increase (decrease) in net assets	(22,484,564)	99,887,052

Net assets at beginning of year	957,405,244	857,518,192

Net assets at end of year	$934,920,680	$957,405,244

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,906,614	42,945,463	20,466,015	205,118,325

Fund merger	—	—	1,618,236	19,449,223

Redemptions	(18,751,385)	(206,838,279)	(2,435,610)	(26,426,977)

Net increase (decrease)	(14,844,771)	(163,892,816)	19,648,641	198,140,571

Class 2 shares

Subscriptions	66,753	745,187	86,116	931,857

Redemptions	(13,529)	(146,944)	(7,702)	(78,257)

Net increase	53,224	598,243	78,414	853,600

Class 3 Shares

Subscriptions	28,057	304,131	72,448	753,950

Redemptions	(2,126,106)	(23,549,838)	(2,658,234)	(28,606,956)

Net (decrease)	(2,098,049)	(23,245,707)	(2,585,786)	(27,853,006)

Total net increase (decrease)	(16,889,596)	(186,540,280)	17,141,269	171,141,165

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.04	$10.96	$9.92

Income from investment operations:

Net investment income	0.12	0.08	0.06

Net realized and unrealized gain (loss)	1.75	(1.00)	0.98

Total from investment operations	1.87	(0.92)	1.04

Net asset value, end of period	$11.91	$10.04	$10.96

Total return	18.63%	(8.39%)	10.48%

Ratios to average net assets(b)

Total gross expenses	0.88%	0.87%	0.85	%(c)

Total net expenses(d)	0.88%	0.87%	0.85	%(c)

Net investment income	1.08%	0.77%	0.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$839,959	$856,802	$720,087

Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.01	$10.95	$9.92

Income from investment operations:

Net investment income	0.10	0.06	0.07

Net realized and unrealized gain (loss)	1.73	(1.00)	0.96

Total from investment operations	1.83	(0.94)	1.03

Net asset value, end of period	$11.84	$10.01	$10.95

Total return	18.28%	(8.58%)	10.38%

Ratios to average net assets(b)

Total gross expenses	1.13%	1.13%	1.12	%(c)

Total net expenses(d)	1.13%	1.13%	1.12	%(c)

Net investment income	0.91%	0.62%	1.02	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,906	$1,078	$321

Portfolio turnover	53%	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.02	$10.95	$8.94	$6.34	$14.60

Income from investment operations:

Net investment income	0.11	0.06	0.06	0.10	0.08

Net realized and unrealized gain (loss)	1.74	(0.99)	1.95	2.50	(5.52)

Total from investment operations	1.85	(0.93)	2.01	2.60	(5.44)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(2.82)

Total distributions to shareholders	—	—	—	—	(2.82)

Net asset value, end of period	$11.87	$10.02	$10.95	$8.94	$6.34

Total return	18.46%	(8.49%)	22.51%	40.93%	(45.10%)

Ratios to average net assets(a)

Total gross expenses	1.00%	1.00%	1.00%	0.85%	1.04%

Total net expenses(b)	1.00%	1.00%	1.00%	0.85%	1.04%

Net investment income	0.97%	0.57%	0.65%	1.48%	1.01%

Supplemental data

Net assets, end of period (in thousands)	$93,055	$99,525	$137,110	$242,390	$247,395

Portfolio turnover	53%	59%	80%	39%	47%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or

20	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2012	21

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.74% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $4,289.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment

22	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.900%
Class 2	1.150
Class 3	1.025

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.895%
Class 2	1.145
Class 3	1.020

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $497,680,763 and $673,538,167, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Annual Report 2012	23

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 97.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Mid Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $927,691,142 and the combined net assets immediately after the acquisition were $947,140,365.

The merger was accomplished by a tax-free exchange of 1,361,953 shares of the acquired fund valued at $19,449,223 (including $5,617,681 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,618,236

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $6.5 million, $62.4 million, $(138.4) million and $(69.5) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

24	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2012

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	25

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

26	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	27

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

28	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 – January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	29

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

30	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 – January 2013 and Group Counsel from November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	31

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

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32	Annual Report 2012

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6474 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – S&P 500 Index Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio – S&P 500 Index Fund (the Fund) Class 3 shares returned 15.54% for the 12-month period that ended December 31, 2012.

>	The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same 12-month period.

>	In terms of total return, financials, consumer discretionary and telecommunication services were the best relative performers, each generating double-digit gains.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	15.66	1.34	6.66
Class 2*	04/25/11	15.33	1.22	6.56
Class 3	05/01/00	15.54	1.32	6.64
S&P 500 Index		16.00	1.66	7.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — S&P 500 Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance

Portfolio Management

Alfred Alley III

Vadim Shteyn

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	3.9
Exxon Mobil Corp.	3.1
General Electric Co.	1.7
Chevron Corp.	1.7
International Business Machines Corp.	1.6
Microsoft Corp.	1.6
Johnson & Johnson	1.5
AT&T, Inc.	1.5
Google, Inc., Class A	1.5
Procter & Gamble Co. (The)	1.5

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 15.54%. The Fund underperformed the 16.00% return of its benchmark, the S&P 500 Index.

Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund’s Class 3 shares had an expense ratio of 0.44% for the reporting period.

U.S. Equity Market Rallied Amid Pronounced Volatility

The S&P 500 Index gain of 16.00% for the annual period was its best annual performance since 2007, but such gains mask what was particularly pronounced market volatility throughout 2012. Such volatility was driven by worries about the then-looming U.S. fiscal cliff, about economic health in Europe and China and about a gridlocked, highly partisan political environment in the United States.

Early in the annual period, the U.S. economic recovery generated enough solid economic data, especially in the manufacturing, employment, retail and housing markets, to raise consumer expectations and restore investor confidence. An unusually mild winter in the U.S. further supported economic activity. In turn, the S&P 500 Index’s gain of 12.59% was its strongest first-quarter gain since 1998. The second quarter, however, saw a pullback, led by disappointing economic data — especially lackluster job formation. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems, especially in Greece, also weighed on investor sentiment as did a continued slowdown in emerging market growth, especially in China. The S&P 500 Index declined 2.75% during the second quarter, although a late agreement by Eurozone leaders to have a unified banking regulator lifted stocks in the quarter’s final trading session.

The S&P 500 Index came back strong enough in the third quarter — with a surge of 16.44% — to more than erase second quarter losses, as investors shrugged off still lackluster economic data both here and abroad. Even though Europe’s sovereign debt problems continued to dominate the headlines, the European Central Bank raised hopes for a longer-term solution, and the U.S. Federal Reserve’s (the Fed) commitment to an additional round of quantitative easing — buying up bonds to lower interest rates — further bolstered investor confidence.

The pace of U.S. economic growth remained sluggish but positive in the fourth quarter, as the Northeast recovered from the devastating effects of Hurricane Sandy, uncertainty dominated in advance of the November elections, and Congress delayed action to avert the fiscal cliff of tax increases and spending cuts. Despite generally positive economic news regarding manufacturing activity, consumer spending, job market gains and housing market data and announcements by the Fed regarding the extension of its efforts to make financial conditions more accommodative, a cloud of uncertainty hung over the equity markets. With a return of -0.38%, the S&P 500 Index was basically flat for the quarter.

S&P 500 Index Enjoyed Broad-Based Gains

All ten sectors of the S&P 500 Index advanced during the 12 months ended December 31, 2012 as did 78% of the securities within the Index, but there was wide dispersion and notable rotation amongst sector performance as the year progressed with no clear distinction between the performance of more defensive and more economically-sensitive sectors. In terms of total return, financials, consumer discretionary and telecommunication services were the best relative performers, each generating double-digit gains. On the basis of impact, which takes weightings and total returns into account, financials, information technology and

4	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance (continued)

consumer discretionary were the biggest contributors to the Index’s return. The top performing industries for the annual period were wireless telecommunication services, household durables, building products, diversified financial services, and Internet and catalog retail.

Conversely, utilities, energy and consumer staples were the weakest sectors from a total return perspective, though, as indicated, each still generated positive returns. On the basis of impact, which takes weightings and total returns into account, utilities, materials and telecommunication services were the greatest detractors from performance. The worst performing industries for the annual period were diversified consumer services, office electronics, metals and mining, semiconductors and semiconductor equipment, and independent power producers and energy traders.

Top individual contributors within the S&P 500 Index included information technology giant Apple and financials companies Bank of America, JPMorgan Chase, General Electric and Wells Fargo. The top detractors were information technology companies Hewlett-Packard and Intel, energy company Occidental Petroleum, fast-food restaurant retailer McDonald’s and integrated electric utility Exelon.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect on the Fund as they had on the Index.

Index Additions and Deletions Drove Fund Portfolio Changes

Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund’s portfolio with the rebalancings undertaken by Standard & Poor’s on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

During the annual period, there were 18 additions and 18 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund during the annual period were health care companies Abbott Laboratories and Alexion Pharmaceuticals; energy-related companies Ensco, Kinder Morgan and Phillips 66; retailers PetSmart, Dollar General and Fossil; information technology companies Seagate Technology and Lam Research; consumer staples firms Kraft Foods and Monster Beverage; and industrials company, ADT.

Deletions included energy-related companies Sunoco, Alpha Natural Resources and El Paso; consumer staples firms R.R. Donnelley & Sons, DeVry, Sara Lee and SuperValu; information technology companies Lexmark International and Novellus Systems; utilities companies Progress Energy and Constellation Energy; and industrials companies Cooper Industries and Goodrich.

Information technology maintained its position as the largest weighting in the Index and in the Fund, having surpassed financials in 2008.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.6
Consumer Discretionary	11.3
Consumer Staples	10.5
Energy	10.8
Financials	15.4
Health Care	11.8
Industrials	10.0
Information Technology	18.8
Materials	3.6
Telecommunication Services	3.0
Utilities	3.4
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We currently do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

From a broad perspective, we believe the agreement reached regarding the fiscal cliff — the series of federal tax hikes and spending cuts that were due to take place at the start of 2013 — resolved some of the details of the tax half of the question but did nothing to fix the cliff’s 10-year plan to cut spending by $1.2 trillion, or just under 10% of U.S. Gross Domestic Product. That means Congress will have to finish that half of the problem at the same time it negotiates an extension of U.S. borrowing limits. Add to the mix a slew of new economic data for the markets to chew on and the result is likely continued volatility. Such news includes the fact that the U.S. economy added 155,000 jobs in December 2012 while the unemployment rate remained steady at 7.8% — largely in line with expectations. Also, the ISM Services Index, which measures the strength of the services sector, grew to 56.1% in December from 54.7% for the month prior. Economists had expected no change. Further, the Commerce Department reported that factory orders were essentially flat in November 2012. The soft number was driven by lower energy prices and a drop in the volatile aircraft market. Orders for non-defense capital goods, excluding aircraft, were up 2.6% for the month.

We believe monetary policy currently remains in equity investors’ favor. This, along with signs that global economic growth is picking up, particularly in China, leads us to be cautiously optimistic about the returns the U.S. equity market could generate in 2013.

6	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,057.50	1,023.71	1.61	1.59	0.31
Class 2	1,000.00	1,000.00	1,056.60	1,022.49	2.86	2.81	0.55
Class 3	1,000.00	1,000.00	1,057.50	1,023.10	2.24	2.20	0.43

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)

Consumer Discretionary 11.3%
Auto Components 0.3%

BorgWarner, Inc.(a)	1,900	136,078

Delphi Automotive PLC(a)	4,794	183,371

Goodyear Tire & Rubber Co. (The)(a)	3,977	54,922

Johnson Controls, Inc.	11,101	340,801

Total		715,172

Automobiles 0.5%

Ford Motor Co.	61,896	801,553

Harley-Davidson, Inc.	3,673	179,390

Total		980,943

Distributors 0.1%

Genuine Parts Co.	2,518	160,094

Diversified Consumer Services 0.1%

Apollo Group, Inc., Class A(a)	1,624	33,974

H&R Block, Inc.	4,404	81,782

Total		115,756

Hotels, Restaurants & Leisure 1.8%

Carnival Corp.	7,238	266,141

Chipotle Mexican Grill, Inc.(a)	511	152,002

Darden Restaurants, Inc.	2,088	94,106

International Game Technology	4,320	61,214

Marriott International, Inc., Class A	3,996	148,931

McDonald’s Corp.	16,299	1,437,735

Starbucks Corp.	12,072	647,301

Starwood Hotels & Resorts Worldwide, Inc.	3,182	182,520

Wyndham Worldwide Corp.	2,277	121,159

Wynn Resorts Ltd.	1,290	145,112

Yum! Brands, Inc.	7,335	487,044

Total		3,743,265

Household Durables 0.3%

D.R. Horton, Inc.	4,533	89,663

Garmin Ltd.	1,773	72,374

Harman International Industries, Inc.	1,101	49,149

Leggett & Platt, Inc.	2,294	62,443

Lennar Corp., Class A	2,665	103,055

Newell Rubbermaid, Inc.	4,669	103,978

PulteGroup, Inc.(a)	5,519	100,225

Whirlpool Corp.	1,264	128,612

Total		709,499

Common Stocks (continued)
Issuer	Shares	Value ($)

Internet & Catalog Retail 1.1%

Amazon.com, Inc.(a)	5,883	1,477,457

Expedia, Inc.	1,511	92,851

Netflix, Inc.(a)	902	83,687

priceline.com, Inc.(a)	810	503,172

TripAdvisor, Inc.(a)	1,779	74,647

Total		2,231,814

Leisure Equipment & Products 0.1%

Hasbro, Inc.	1,877	67,384

Mattel, Inc.	5,571	204,010

Total		271,394

Media 3.5%

Cablevision Systems Corp., Class A	3,503	52,335

CBS Corp., Class B Non Voting	9,593	365,014

Comcast Corp., Class A	43,139	1,612,536

DIRECTV(a)	9,808	491,969

Discovery Communications, Inc., Class A(a)	3,878	246,176

Gannett Co., Inc.	3,730	67,177

Interpublic Group of Companies, Inc. (The)	7,003	77,173

McGraw-Hill Companies, Inc. (The)	4,508	246,452

News Corp., Class A	32,733	836,001

Omnicom Group, Inc.	4,289	214,278

Scripps Networks Interactive, Inc., Class A	1,411	81,725

Time Warner Cable, Inc.	4,899	476,134

Time Warner, Inc.	15,372	735,243

Viacom, Inc., Class B	7,500	395,550

Walt Disney Co. (The)	28,769	1,432,409

Washington Post Co. (The), Class B	73	26,660

Total		7,356,832

Multiline Retail 0.8%

Big Lots, Inc.(a)	940	26,752

Dollar General Corp.(a)	4,263	187,956

Dollar Tree, Inc.(a)	3,689	149,626

Family Dollar Stores, Inc.	1,555	98,603

JCPenney Co., Inc.	2,314	45,609

Kohl’s Corp.	3,435	147,636

Macy’s, Inc.	6,417	250,391

Nordstrom, Inc.	2,469	132,092

Target Corp.	10,565	625,131

Total		1,663,796

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Specialty Retail 2.1%

Abercrombie & Fitch Co., Class A	1,292	61,977

AutoNation, Inc.(a)	633	25,130

AutoZone, Inc.(a)	600	212,658

Bed Bath & Beyond, Inc.(a)	3,721	208,041

Best Buy Co., Inc.	4,336	51,382

CarMax, Inc.(a)	3,715	139,461

GameStop Corp., Class A	1,967	49,352

Gap, Inc. (The)	4,826	149,799

Home Depot, Inc. (The)	24,273	1,501,285

Limited Brands, Inc.	3,886	182,875

Lowe’s Companies, Inc.	18,258	648,524

O’Reilly Automotive, Inc.(a)	1,861	166,411

PetSmart, Inc.	1,745	119,253

Ross Stores, Inc.	3,610	195,481

Staples, Inc.	10,940	124,716

Tiffany & Co.	1,935	110,953

TJX Companies, Inc.	11,839	502,566

Urban Outfitters, Inc.(a)	1,777	69,943

Total		4,519,807

Textiles, Apparel & Luxury Goods 0.6%

Coach, Inc.	4,606	255,679

Fossil, Inc.(a)	877	81,649

Nike, Inc., Class B	11,850	611,460

Ralph Lauren Corp.	995	149,170

VF Corp.	1,431	216,038

Total		1,313,996

Total Consumer Discretionary		23,782,368

Consumer Staples 10.4%
Beverages 2.3%

Beam, Inc.	2,583	157,796

Brown-Forman Corp., Class B	2,461	155,658

Coca-Cola Co. (The)	62,620	2,269,975

Coca-Cola Enterprises, Inc.	4,380	138,977

Constellation Brands, Inc., Class A(a)	2,459	87,024

Dr. Pepper Snapple Group, Inc.	3,379	149,284

Molson Coors Brewing Co., Class B	2,530	108,259

Monster Beverage Corp.(a)	2,420	127,970

PepsiCo, Inc.	25,112	1,718,414

Total		4,913,357

Common Stocks (continued)
Issuer	Shares	Value ($)

Food & Staples Retailing 2.3%

Costco Wholesale Corp.	7,020	693,365

CVS Caremark Corp.	20,239	978,556

Kroger Co. (The)	8,341	217,033

Safeway, Inc.	3,890	70,370

SYSCO Corp.	9,543	302,131

Wal-Mart Stores, Inc.	27,154	1,852,718

Walgreen Co.	13,947	516,179

Whole Foods Market, Inc.	2,801	255,815

Total		4,886,167

Food Products 1.7%

Archer-Daniels-Midland Co.	10,691	292,826

Campbell Soup Co.	2,909	101,495

ConAgra Foods, Inc.	6,616	195,172

Dean Foods Co.(a)	3,007	49,646

General Mills, Inc.	10,475	423,295

Hershey Co. (The)	2,428	175,350

HJ Heinz Co.	5,206	300,282

Hormel Foods Corp.	2,177	67,944

JM Smucker Co. (The)	1,761	151,869

Kellogg Co.	4,015	224,238

Kraft Foods Group, Inc.	9,617	437,285

McCormick & Co., Inc.	2,151	136,653

Mead Johnson Nutrition Co.	3,296	217,173

Mondelez International, Inc., Class A	28,850	734,809

Tyson Foods, Inc., Class A	4,659	90,385

Total		3,598,422

Household Products 2.1%

Clorox Co. (The)	2,118	155,080

Colgate-Palmolive Co.	7,210	753,734

Kimberly-Clark Corp.	6,352	536,299

Procter & Gamble Co. (The)	44,389	3,013,569

Total		4,458,682

Personal Products 0.2%

Avon Products, Inc.	7,016	100,750

Estee Lauder Companies, Inc. (The), Class A	3,897	233,274

Total		334,024

Tobacco 1.8%

Altria Group, Inc.	32,876	1,032,964

Lorillard, Inc.	2,101	245,123

Philip Morris International, Inc.	27,120	2,268,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Reynolds American, Inc.	5,263	218,046

Total		3,764,450

Total Consumer Staples		21,955,102

Energy 10.8%

Energy Equipment & Services 1.8%

Baker Hughes, Inc.	7,137	291,475

Cameron International Corp.(a)	4,005	226,122

Diamond Offshore Drilling, Inc.	1,129	76,727

Ensco PLC, Class A	3,771	223,545

FMC Technologies, Inc.(a)	3,859	165,281

Halliburton Co.	15,065	522,605

Helmerich & Payne, Inc.	1,716	96,113

Nabors Industries Ltd.(a)	4,714	68,117

National Oilwell Varco, Inc.	6,931	473,734

Noble Corp.	4,103	142,867

Rowan Companies PLC, Class A(a)	2,016	63,040

Schlumberger Ltd.	21,552	1,493,338

Total		3,842,964

Oil, Gas & Consumable Fuels 9.0%

Anadarko Petroleum Corp.	8,113	602,877

Apache Corp.	6,352	498,632

Cabot Oil & Gas Corp.	3,407	169,464

Chesapeake Energy Corp.	8,416	139,874

Chevron Corp.	31,774	3,436,040

ConocoPhillips	19,707	1,142,809

CONSOL Energy, Inc.	3,698	118,706

Denbury Resources, Inc.(a)	6,283	101,785

Devon Energy Corp.	6,115	318,225

EOG Resources, Inc.	4,398	531,235

EQT Corp.	2,429	143,262

Exxon Mobil Corp.	74,018	6,406,258

Hess Corp.	4,824	255,479

Kinder Morgan, Inc.	10,267	362,733

Marathon Oil Corp.	11,468	351,609

Marathon Petroleum Corp.	5,506	346,878

Murphy Oil Corp.	2,997	178,471

Newfield Exploration Co.(a)	2,195	58,782

Noble Energy, Inc.	2,888	293,825

Occidental Petroleum Corp.	13,153	1,007,651

Peabody Energy Corp.	4,357	115,940

Phillips 66	10,160	539,496

Common Stocks (continued)
Issuer	Shares	Value ($)

Pioneer Natural Resources Co.	2,001	213,287

QEP Resources, Inc.	2,892	87,541

Range Resources Corp.	2,640	165,871

Southwestern Energy Co.(a)	5,673	189,535

Spectra Energy Corp.	10,809	295,950

Tesoro Corp.	2,280	100,434

Valero Energy Corp.	8,986	306,602

Williams Companies, Inc. (The)	10,939	358,143

WPX Energy, Inc.(a)	3,234	48,122

Total		18,885,516

Total Energy		22,728,480

Financials 15.4%
Capital Markets 1.9%

Ameriprise Financial, Inc.(b)	3,341	209,247

Bank of New York Mellon Corp. (The)	18,972	487,580

BlackRock, Inc.	2,037	421,068

Charles Schwab Corp. (The)	17,802	255,637

E*TRADE Financial Corp.(a)	4,180	37,411

Franklin Resources, Inc.	2,240	281,568

Goldman Sachs Group, Inc. (The)	7,172	914,860

Invesco Ltd.	7,209	188,083

Legg Mason, Inc.	1,903	48,945

Morgan Stanley	22,436	428,976

Northern Trust Corp.	3,543	177,717

State Street Corp.	7,546	354,738

T Rowe Price Group, Inc.	4,138	269,508

Total		4,075,338

Commercial Banks 2.7%

BB&T Corp.	11,358	330,631

Comerica, Inc.	3,090	93,751

Fifth Third Bancorp	14,570	221,318

First Horizon National Corp.	4,012	39,759

Huntington Bancshares, Inc.	13,888	88,744

KeyCorp	15,157	127,622

M&T Bank Corp.	1,974	194,380

PNC Financial Services Group, Inc.	8,586	500,650

Regions Financial Corp.	22,939	163,326

SunTrust Banks, Inc.	8,748	248,006

U.S. Bancorp	30,527	975,032

Wells Fargo & Co.	79,480	2,716,626

Zions Bancorporation	2,990	63,986

Total		5,763,831

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Consumer Finance 0.9%

American Express Co.	15,806	908,529

Capital One Financial Corp.	9,443	547,033

Discover Financial Services	8,195	315,917

SLM Corp.	7,503	128,526

Total		1,900,005

Diversified Financial Services 3.5%

Bank of America Corp.	174,976	2,029,722

Citigroup, Inc.	47,608	1,883,372

CME Group, Inc.	4,979	252,485

IntercontinentalExchange, Inc.(a)	1,181	146,220

JPMorgan Chase & Co.	61,713	2,713,521

Leucadia National Corp.	3,216	76,509

Moody’s Corp.	3,148	158,407

NASDAQ OMX Group, Inc. (The)	1,901	47,544

NYSE Euronext	3,945	124,425

Total		7,432,205

Insurance 4.0%

ACE Ltd.	5,517	440,257

Aflac, Inc.	7,612	404,349

Allstate Corp. (The)	7,821	314,170

American International Group, Inc.(a)	23,967	846,035

Aon PLC	5,173	287,619

Assurant, Inc.	1,278	44,347

Berkshire Hathaway, Inc., Class B(a)	29,612	2,656,196

Chubb Corp. (The)	4,253	320,336

Cincinnati Financial Corp.	2,377	93,083

Genworth Financial, Inc., Class A(a)	7,985	59,967

Hartford Financial Services Group, Inc.	7,083	158,943

Lincoln National Corp.	4,465	115,644

Loews Corp.	5,048	205,706

Marsh & McLennan Companies, Inc.	8,838	304,646

MetLife, Inc.	17,712	583,433

Principal Financial Group, Inc.	4,480	127,770

Progressive Corp. (The)	9,032	190,575

Prudential Financial, Inc.	7,533	401,735

Torchmark Corp.	1,541	79,623

Travelers Companies, Inc. (The)	6,193	444,781

Unum Group	4,466	92,982

XL Group PLC	4,880	122,293

Total		8,294,490

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 2.2%

American Tower Corp.	6,418	495,919

Apartment Investment & Management Co., Class A	2,363	63,943

AvalonBay Communities, Inc.	1,857	251,791

Boston Properties, Inc.	2,449	259,129

Equity Residential	5,223	295,987

HCP, Inc.	7,339	331,576

Health Care REIT, Inc.	4,216	258,399

Host Hotels & Resorts, Inc.	11,766	184,373

Kimco Realty Corp.	6,618	127,860

Plum Creek Timber Co., Inc.	2,623	116,382

ProLogis, Inc.	7,483	273,055

Public Storage	2,341	339,351

Simon Property Group, Inc.	5,022	793,928

Ventas, Inc.	4,798	310,526

Vornado Realty Trust	2,750	220,220

Weyerhaeuser Co.	8,791	244,566

Total		4,567,005

Real Estate Management & Development 0.1%

CBRE Group, Inc., Class A(a)	4,898	97,470

Thrifts & Mortgage Finance 0.1%

Hudson City Bancorp, Inc.	7,717	62,739

People’s United Financial, Inc.	5,644	68,236

Total		130,975

Total Financials		32,261,319

Health Care 11.8%
Biotechnology 1.6%

Alexion Pharmaceuticals, Inc.(a)	3,154	295,877

Amgen, Inc.	12,458	1,075,375

Biogen Idec, Inc.(a)	3,841	563,359

Celgene Corp.(a)	6,867	540,570

Gilead Sciences, Inc.(a)	12,300	903,435

Total		3,378,616

Health Care Equipment & Supplies 1.7%

Baxter International, Inc.	8,919	594,541

Becton Dickinson and Co.	3,197	249,973

Boston Scientific Corp.(a)	22,290	127,722

CareFusion Corp.(a)	3,603	102,974

Covidien PLC	7,685	443,732

CR Bard, Inc.	1,243	121,491

DENTSPLY International, Inc.	2,304	91,261

Edwards Lifesciences Corp.(a)	1,874	168,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Intuitive Surgical, Inc.(a)	646	316,779

Medtronic, Inc.	16,419	673,507

St. Jude Medical, Inc.	5,003	180,808

Stryker Corp.	4,691	257,161

Varian Medical Systems, Inc.(a)	1,776	124,746

Zimmer Holdings, Inc.	2,817	187,781

Total		3,641,455

Health Care Providers & Services 1.9%

Aetna, Inc.	5,432	251,502

AmerisourceBergen Corp.	3,823	165,077

Cardinal Health, Inc.	5,516	227,149

CIGNA Corp.	4,641	248,108

Coventry Health Care, Inc.	2,184	97,909

DaVita HealthCare Partners, Inc.(a)	1,361	150,431

Express Scripts Holding Co.(a)	13,254	715,716

Humana, Inc.	2,569	176,310

Laboratory Corp. of America Holdings(a)	1,536	133,048

McKesson Corp.	3,832	371,551

Patterson Companies, Inc.	1,358	46,484

Quest Diagnostics, Inc.	2,581	150,395

Tenet Healthcare Corp.(a)	1,729	56,141

UnitedHealth Group, Inc.	16,583	899,462

WellPoint, Inc.	4,930	300,335

Total		3,989,618

Health Care Technology 0.1%

Cerner Corp.(a)	2,367	183,774

Life Sciences Tools & Services 0.4%

Agilent Technologies, Inc.	5,657	231,598

Life Technologies Corp.(a)	2,793	137,080

PerkinElmer, Inc.	1,863	59,132

Thermo Fisher Scientific, Inc.	5,848	372,986

Waters Corp.(a)	1,412	123,013

Total		923,809

Pharmaceuticals 6.1%

Abbott Laboratories	25,661	1,680,795

Allergan, Inc.	4,993	458,008

Bristol-Myers Squibb Co.	26,798	873,347

Eli Lilly & Co.	16,579	817,676

Forest Laboratories, Inc.(a)	3,800	134,216

Hospira, Inc.(a)	2,682	83,786

Johnson & Johnson	44,990	3,153,799

Merck & Co., Inc.	49,354	2,020,553

Common Stocks (continued)
Issuer	Shares	Value ($)

Mylan, Inc.(a)	6,616	181,808

Perrigo Co.	1,433	149,075

Pfizer, Inc.	119,527	2,997,737

Watson Pharmaceuticals, Inc.(a)	2,074	178,364

Total		12,729,164

Total Health Care		24,846,436

Industrials 10.0%
Aerospace & Defense 2.3%

Boeing Co. (The)	11,018	830,317

General Dynamics Corp.	5,388	373,227

Honeywell International, Inc.	12,718	807,211

L-3 Communications Holdings, Inc.	1,527	116,999

Lockheed Martin Corp.	4,360	402,384

Northrop Grumman Corp.	3,985	269,306

Precision Castparts Corp.	2,363	447,599

Raytheon Co.	5,355	308,234

Rockwell Collins, Inc.	2,276	132,395

Textron, Inc.	4,575	113,414

United Technologies Corp.	13,689	1,122,635

Total		4,923,721

Air Freight & Logistics 0.8%

CH Robinson Worldwide, Inc.	2,617	165,447

Expeditors International of Washington, Inc.	3,393	134,193

FedEx Corp.	4,742	434,936

United Parcel Service, Inc., Class B	11,616	856,448

Total		1,591,024

Airlines 0.1%

Southwest Airlines Co.	11,981	122,685

Building Products —%

Masco Corp.	5,797	96,578

Commercial Services & Supplies 0.5%

ADT Corp. (The)	3,774	175,453

Avery Dennison Corp.	1,617	56,466

Cintas Corp.	1,724	70,512

Iron Mountain, Inc.	2,708	84,083

Pitney Bowes, Inc.	3,259	34,676

Republic Services, Inc.	4,855	142,397

Stericycle, Inc.(a)	1,394	130,018

Tyco International Ltd.	7,561	221,159

Waste Management, Inc.	7,079	238,846

Total		1,153,610

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 0.2%

Fluor Corp.	2,703	158,774

Jacobs Engineering Group, Inc.(a)	2,112	89,908

Quanta Services, Inc.(a)	3,461	94,451

Total		343,133

Electrical Equipment 0.7%

Eaton Corp. PLC	7,497	406,337

Emerson Electric Co.	11,756	622,598

Rockwell Automation, Inc.	2,262	189,985

Roper Industries, Inc.	1,597	178,034

Total		1,396,954

Industrial Conglomerates 2.4%

3M Co.	10,334	959,512

Danaher Corp.	9,446	528,031

General Electric Co.	170,239	3,573,317

Total		5,060,860

Machinery 1.9%

Caterpillar, Inc.	10,616	950,981

Cummins, Inc.	2,870	310,964

Deere & Co.	6,358	549,458

Dover Corp.	2,906	190,953

Flowserve Corp.	811	119,055

Illinois Tool Works, Inc.	6,922	420,927

Ingersoll-Rand PLC	4,545	217,978

Joy Global, Inc.	1,719	109,638

PACCAR, Inc.	5,731	259,099

Pall Corp.	1,803	108,649

Parker Hannifin Corp.	2,422	206,015

Pentair Ltd.	3,414	167,798

Snap-On, Inc.	945	74,646

Stanley Black & Decker, Inc.	2,740	202,678

Xylem, Inc.	3,016	81,734

Total		3,970,573

Professional Services 0.1%

Dun & Bradstreet Corp. (The)	723	56,864

Equifax, Inc.	1,942	105,101

Robert Half International, Inc.	2,285	72,708

Total		234,673

Road & Rail 0.8%

CSX Corp.	16,744	330,359

Norfolk Southern Corp.	5,131	317,301

Ryder System, Inc.	830	41,442

Union Pacific Corp.	7,637	960,124

Total		1,649,226

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.2%

Fastenal Co.	4,378	204,409

WW Grainger, Inc.	970	196,299

Total		400,708

Total Industrials		20,943,745

Information Technology 18.8%
Communications Equipment 2.0%

Cisco Systems, Inc.	86,192	1,693,673

F5 Networks, Inc.(a)	1,283	124,643

Harris Corp.	1,844	90,282

JDS Uniphase Corp.(a)	3,798	51,425

Juniper Networks, Inc.(a)	8,370	164,638

Motorola Solutions, Inc.	4,554	253,567

QUALCOMM, Inc.	27,664	1,715,721

Total		4,093,949

Computers & Peripherals 4.9%

Apple, Inc.(c)	15,272	8,140,434

Dell, Inc.	23,691	239,990

EMC Corp.(a)	34,200	865,260

Hewlett-Packard Co.	31,919	454,846

NetApp, Inc.(a)	5,817	195,160

SanDisk Corp.(a)	3,925	170,973

Seagate Technology PLC	5,454	166,238

Western Digital Corp.	3,559	151,222

Total		10,384,123

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	2,603	168,414

Corning, Inc.	23,992	302,779

FLIR Systems, Inc.	2,436	54,347

Jabil Circuit, Inc.	3,037	58,584

Molex, Inc.	2,243	61,301

TE Connectivity Ltd.	6,860	254,644

Total		900,069

Internet Software & Services 2.2%

Akamai Technologies, Inc.(a)	2,881	117,862

eBay, Inc.(a)	18,906	964,584

Google, Inc., Class A(a)	4,321	3,065,188

VeriSign, Inc.(a)	2,521	97,865

Yahoo!, Inc.(a)	16,896	336,230

Total		4,581,729

IT Services 3.8%

Accenture PLC, Class A	10,366	689,339

Automatic Data Processing, Inc.	7,881	449,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Cognizant Technology Solutions Corp., Class A(a)	4,873	360,846

Computer Sciences Corp.	2,522	101,006

Fidelity National Information Services, Inc.	4,046	140,841

Fiserv, Inc.(a)	2,167	171,258

International Business Machines Corp.	17,243	3,302,897

Mastercard, Inc., Class A	1,735	852,371

Paychex, Inc.	5,251	163,516

SAIC, Inc.	4,607	52,151

Teradata Corp.(a)	2,745	169,888

Total System Services, Inc.	2,609	55,885

Visa, Inc., Class A	8,463	1,282,821

Western Union Co. (The)	9,685	131,813

Total		7,923,928

Office Electronics 0.1%

Xerox Corp.	20,515	139,912

Semiconductors & Semiconductor Equipment 2.0%

Advanced Micro Devices, Inc.(a)	9,824	23,578

Altera Corp.	5,204	179,226

Analog Devices, Inc.	4,892	205,757

Applied Materials, Inc.	19,443	222,428

Broadcom Corp., Class A	8,424	279,761

First Solar, Inc.(a)	975	30,108

Intel Corp.	80,782	1,666,533

KLA-Tencor Corp.	2,703	129,095

Lam Research Corp.(a)	2,782	100,514

Linear Technology Corp.	3,757	128,865

LSI Corp.(a)	8,984	63,607

Microchip Technology, Inc.	3,159	102,952

Micron Technology, Inc.(a)	16,519	104,896

NVIDIA Corp.	10,144	124,670

Teradyne, Inc.(a)	3,050	51,514

Texas Instruments, Inc.	18,196	562,984

Xilinx, Inc.	4,236	152,072

Total		4,128,560

Software 3.4%

Adobe Systems, Inc.(a)	8,037	302,834

Autodesk, Inc.(a)	3,648	128,957

BMC Software, Inc.(a)	2,314	91,773

CA, Inc.	5,443	119,637

Citrix Systems, Inc.(a)	3,031	199,288

Electronic Arts, Inc.(a)	4,954	71,982

Common Stocks (continued)
Issuer	Shares	Value ($)

Intuit, Inc.	4,518	268,821

Microsoft Corp.	122,973	3,287,068

Oracle Corp.	61,023	2,033,286

Red Hat, Inc.(a)	3,139	166,242

Salesforce.com, Inc.(a)	2,121	356,540

Symantec Corp.(a)	11,265	211,895

Total		7,238,323

Total Information Technology		39,390,593

Materials 3.6%
Chemicals 2.5%

Air Products & Chemicals, Inc.	3,455	290,289

Airgas, Inc.	1,141	104,162

CF Industries Holdings, Inc.	1,021	207,426

Dow Chemical Co. (The)	19,469	629,238

Eastman Chemical Co.	2,490	169,445

Ecolab, Inc.	4,280	307,732

EI du Pont de Nemours & Co.	15,138	680,756

FMC Corp.	2,231	130,558

International Flavors & Fragrances, Inc.	1,324	88,099

LyondellBasell Industries NV, Class A	6,163	351,846

Monsanto Co.	8,679	821,467

Mosaic Co. (The)	4,492	254,382

PPG Industries, Inc.	2,490	337,021

Praxair, Inc.	4,824	527,987

Sherwin-Williams Co. (The)	1,389	213,656

Sigma-Aldrich Corp.	1,953	143,702

Total		5,257,766

Construction Materials 0.1%

Vulcan Materials Co.	2,104	109,513

Containers & Packaging 0.1%

Ball Corp.	2,498	111,786

Bemis Co., Inc.	1,677	56,112

Owens-Illinois, Inc.(a)	2,671	56,812

Sealed Air Corp.	3,158	55,297

Total		280,007

Metals & Mining 0.7%

Alcoa, Inc.	17,325	150,381

Allegheny Technologies, Inc.	1,742	52,887

Cliffs Natural Resources, Inc.	2,313	89,189

Freeport-McMoRan Copper & Gold, Inc.	15,412	527,091

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Newmont Mining Corp.	8,059	374,260

Nucor Corp.	5,157	222,679

United States Steel Corp.	2,342	55,904

Total		1,472,391

Paper & Forest Products 0.2%

International Paper Co.	7,129	284,019

MeadWestvaco Corp.	2,838	90,447

Total		374,466

Total Materials		7,494,143

Telecommunication Services 3.0%
Diversified Telecommunication Services 2.7%

AT&T, Inc.	92,211	3,108,434

CenturyLink, Inc.	10,135	396,481

Frontier Communications Corp.	16,209	69,375

Verizon Communications, Inc.	46,332	2,004,786

Windstream Corp.	9,548	79,057

Total		5,658,133

Wireless Telecommunication Services 0.3%

Crown Castle International Corp.(a)	4,759	343,410

MetroPCS Communications, Inc.(a)	5,143	51,121

Sprint Nextel Corp.(a)	48,778	276,571

Total		671,102

Total Telecommunication Services		6,329,235

Utilities 3.4%
Electric Utilities 2.0%

American Electric Power Co., Inc.	7,878	336,233

Duke Energy Corp.	11,433	729,426

Edison International	5,289	239,010

Entergy Corp.	2,885	183,919

Exelon Corp.	13,869	412,464

FirstEnergy Corp.	6,790	283,550

NextEra Energy, Inc.	6,870	475,335

Northeast Utilities	5,097	199,191

Pepco Holdings, Inc.	3,725	73,047

Pinnacle West Capital Corp.	1,781	90,795

PPL Corp.	9,444	270,382

Southern Co. (The)	14,191	607,517

Xcel Energy, Inc.	7,916	211,436

Total		4,112,305

Common Stocks (continued)
Issuer	Shares	Value ($)

Gas Utilities 0.1%

AGL Resources, Inc.	1,912	76,423

ONEOK, Inc.	3,322	142,015

Total		218,438

Independent Power Producers & Energy Traders 0.1%

AES Corp.	10,025	107,267

NRG Energy, Inc.	5,232	120,284

Total		227,551

Multi-Utilities 1.2%

Ameren Corp.	3,939	121,006

CenterPoint Energy, Inc.	6,939	133,576

CMS Energy Corp.	4,284	104,444

Consolidated Edison, Inc.	4,755	264,093

Dominion Resources, Inc.	9,328	483,190

DTE Energy Co.	2,794	167,780

Integrys Energy Group, Inc.	1,265	66,058

NiSource, Inc.	5,029	125,172

PG&E Corp.	6,981	280,496

Public Service Enterprise Group, Inc.	8,213	251,318

SCANA Corp.	2,140	97,669

Sempra Energy	3,651	259,002

TECO Energy, Inc.	3,305	55,392

Wisconsin Energy Corp.	3,735	137,635

Total		2,546,831

Total Utilities		7,105,125

Total Common Stocks
(Cost: $156,916,693)		206,836,546

Money Market Funds 1.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(d)	2,914,212	2,914,212

Total Money Market Funds
(Cost: $2,914,212)		2,914,212

Total Investments
(Cost: $159,830,905)		209,750,758

Other Assets & Liabilities, Net		207,233

Net Assets		209,957,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	9	3,195,225	March 2013	26,969	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Ameriprise Financial, Inc.	131,946	—	(37,055)	11,740	106,631	5,247	209,247

Columbia Short-Term Cash Fund	2,225,413	27,480,822	(26,792,023)	—	2,914,212	4,519	2,914,212

Total	2,357,359	27,480,822	(26,829,078)	11,740	3,020,843	9,766	3,123,459

(c)	At December 31, 2012, investments in securities included securities valued at $478,956 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	23,782,368	—	—	23,782,368

Consumer Staples	21,955,102	—	—	21,955,102

Energy	22,728,480	—	—	22,728,480

Financials	32,261,319	—	—	32,261,319

Health Care	24,846,436	—	—	24,846,436

Industrials	20,943,745	—	—	20,943,745

Information Technology	39,390,593	—	—	39,390,593

Materials	7,494,143	—	—	7,494,143

Telecommunication Services	6,329,235	—	—	6,329,235

Utilities	7,105,125	—	—	7,105,125

Total Equity Securities	206,836,546	—	—	206,836,546

Other

Money Market Funds	2,914,212	—	—	2,914,212

Total Other	2,914,212	—	—	2,914,212

Investments in Securities	209,750,758	—	—	209,750,758
Derivatives

Assets

Futures Contracts	26,969	—	—	26,969

Total	209,777,727	—	—	209,777,727

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative	instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $156,810,062)	$206,627,299

Affiliated issuers (identified cost $3,020,843)	3,123,459

Total investments (identified cost $159,830,905)	209,750,758

Receivable for:

Investments sold	30,729

Capital shares sold	84,196

Dividends	228,429

Reclaims	109

Variation margin on futures contracts	81,225

Prepaid expenses	2,453

Trustees’ deferred compensation plan	16,290

Total assets	210,194,189

Liabilities

Disbursements in excess of cash	1,726

Payable for:

Capital shares purchased	98,998

Investment management fees	17,745

Distribution and/or service fees	23,751

Transfer agent fees	10,647

Administration fees	17,745

Compensation of board members	13,383

Other expenses	35,913

Trustees’ deferred compensation plan	16,290

Total liabilities	236,198

Net assets applicable to outstanding capital stock	$209,957,991

Represented by

Partners’ capital	$209,957,991

Total — representing net assets applicable to outstanding capital stock	$209,957,991

Class 1

Net assets	$15,861

Shares outstanding	1,567

Net asset value per share	$10.12

Class 2

Net assets	$14,909,680

Shares outstanding	1,478,819

Net asset value per share	$10.08

Class 3

Net assets	$195,032,450

Shares outstanding	19,299,643

Net asset value per share	$10.11

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$4,873,353

Dividends — affiliated issuers	9,766

Income from securities lending — net	19,613

Foreign taxes withheld	(2,596)

Total income	4,900,136

Expenses:

Investment management fees	213,053

Distribution and/or service fees

Class 2	39,224

Class 3	246,684

Transfer agent fees

Class 1	12

Class 2	9,414

Class 3	118,405

Administration fees	213,053

Compensation of board members	14,451

Custodian fees	9,887

Printing and postage fees	64,493

Professional fees	26,001

Other	6,829

Total expenses	961,506

Net investment income	3,938,630

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	6,733,154

Investments — affiliated issuers	11,740

Futures contracts	419,500

Net realized gain	7,164,394

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	19,390,336

Investments — affiliated issuers	34,960

Futures contracts	(40,303)

Net change in unrealized appreciation (depreciation)	19,384,993

Net realized and unrealized gain	26,549,387

Net increase in net assets resulting from operations	$30,488,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$3,938,630	$3,340,550

Net realized gain	7,164,394	9,374,126

Net change in unrealized appreciation (depreciation)	19,384,993	(10,261,720)

Net increase in net assets resulting from operations	30,488,017	2,452,956

Increase (decrease) in net assets from capital stock activity	(24,652,327)	(14,594,349)

Total increase (decrease) in net assets	5,835,690	(12,141,393)

Net assets at beginning of year	204,122,301	216,263,694

Net assets at end of year	$209,957,991	$204,122,301

	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	272	2,500

Fund merger	—	—	2,616	24,500

Redemptions	(1,321)	(12,685)	—	—

Net increase (decrease)	(1,321)	(12,685)	2,888	27,000

Class 2 shares

Subscriptions	21,664	212,209	41,773	347,468

Fund merger	—	—	2,218,710	20,793,056

Redemptions	(353,865)	(3,410,370)	(449,463)	(3,910,036)

Net increase (decrease)	(332,201)	(3,198,161)	1,811,020	17,230,488

Class 3 Shares

Subscriptions	541,475	5,284,552	472,773	3,993,869

Redemptions	(2,763,687)	(26,726,033)	(4,079,653)	(35,845,706)

Net decrease	(2,222,212)	(21,441,481)	(3,606,880)	(31,851,837)

Total net decrease	(2,555,734)	(24,652,327)	(1,792,972)	(14,594,349)

(a)	Class 1 and Class 2 shares are for the period from April 25, 2011 (commencement of operations) to December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011(a)
Per share data
Net asset value, beginning of period	$8.75	$9.17

Income from investment operations:

Net investment income	0.18	0.11

Net realized and unrealized gain (loss)	1.19	(0.53)

Total from investment operations	1.37	(0.42)

Net asset value, end of period	$10.12	$8.75

Total return	15.66%	(4.58%)

Ratios to average net assets(b)

Total gross expenses	0.33%	0.38	%(c)

Total net expenses(d)	0.33%	0.38	%(c)

Net investment income	1.90%	1.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16	$25

Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011(a)

Per share data
Net asset value, beginning of period	$8.74	$9.17

Income from investment operations:

Net investment income	0.17	0.10

Net realized and unrealized gain (loss)	1.17	(0.53)

Total from investment operations	1.34	(0.43)

Net asset value, end of period	$10.08	$8.74

Total return	15.33%	(4.69%)

Ratios to average net assets(b)

Total gross expenses	0.57%	0.62	%(c)

Total net expenses(d)	0.57%	0.62	%(c)

Net investment income	1.72%	1.62	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,910	$15,826

Portfolio turnover	4%	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$8.75	$8.61		$7.51	$5.96	$9.83

Income from investment operations:

Net investment income	0.18	0.14		0.12	0.12	0.16

Net realized and unrealized gain (loss)	1.18	(0.00	)(a)	0.98	1.43	(3.69)

Total from investment operations	1.36	0.14		1.10	1.55	(3.53)

Less distributions to shareholders:

Net investment income	—	—		—	—	(0.01)

Net realized gains	—	—		—	—	(0.33)

Total distributions to shareholders	—	—		—	—	(0.34)

Net asset value, end of period	$10.11	$8.75		$8.61	$7.51	$5.96

Total return	15.54%	1.63%		14.71%	26.00%	(37.10%)

Ratios to average net assets(b)

Total gross expenses	0.44%	0.53%		0.54%	0.50%	0.54%

Total net expenses(c)	0.44%	0.53%		0.53%	0.50%	0.51%

Net investment income	1.86%	1.55%		1.58%	1.93%	1.79%

Supplemental data

Net assets, end of period (in thousands)	$195,032	$188,271		$216,264	$220,257	$193,189

Portfolio turnover	4%	4%		22%	31%	4%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio – S&P 500 Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

24	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	26,969	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2012	25

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	419,500
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(40,303)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	106

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,989.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.410%
Class 2	0.660
Class 3	0.535

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.405%
Class 2	0.655
Class 3	0.530

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program,

Annual Report 2012	27

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,097,344 and $29,728,556, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 88.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia S&P 500 Index Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $224,573,104 and the combined net assets immediately after the acquisition were $245,390,660.

The merger was accomplished by a tax-free exchange of 1,802,048 shares of the acquired fund valued at $20,817,556, (including $8,282,072 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,616
Class 2	2,218,710

28	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $3.6 million, $9.8 million, $(9.0) million and $4.4 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	29

Columbia Variable Portfolio – S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — S&P 500 Index Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

30	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	31

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

32	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	33

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

34	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	35

Columbia Variable Portfolio – S&P 500 Index Fund

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36	Annual Report 2012

Columbia Variable Portfolio – S&P 500 Index Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Variable Portfolio – S&P 500 Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6461 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Large-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned 18.48% for the 12-month period ended December 31, 2012.

>

During the same 12-month period, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 17.51%, and the broader equity market, as measured by the S&P 500 Index, which returned 16.00%.

>	The Fund’s focus on the financials sector was a primary contributor to the Fund’s strong performance during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	18.52	1.46	4.44
Class 2*	05/03/10	18.17	1.27	4.27
Class 3	02/04/04	18.48	1.39	4.40
Russell 1000 Value Index		17.51	0.59	5.05
S&P 500 Index		16.00	1.66	4.82

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 4, 2004 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insure policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Top Ten Holdings (%) (at December 31, 2012)
JPMorgan Chase & Co.	4.8
Citigroup, Inc.	4.7
Bank of America Corp.	4.1
Unum Group	4.1
Anadarko Petroleum Corp.	4.0
Wells Fargo & Co.	3.9
Marathon Petroleum Corp.	3.9
Tyson Food, Inc., Class A	3.4
Valero Energy Corp.	3.3
Morgan Stanley	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned 18.48% for the 12-month period ended December 31, 2012. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 17.51% during the same 12 months. The broader equity market, as measured by the S&P 500 Index, returned 16.00% during the same period. The Fund’s focus on the financials sector was a primary contributor to the Fund’s strong performance during the annual period.

U.S. Economy Resilient in the Face of Global Challenges

2012 was marked by political and economic upheaval throughout the world. The Eurozone faced questions of its very survival and whether, if it did survive, any countries would withdraw from the union. Political unrest in Egypt and Syria created a “wall of worry” that many thought would keep U.S. investment markets under pressure for much of the year. Meanwhile, the U.S. had a presidential election and faced its own challenges related to its deficit and debt ceiling. Despite many negatives, the U.S. economy proved rather resilient and remained on a positive trend for most of 2012. The housing market seemingly bottomed and began to rebound, consumer spending was solid and corporate profitability remained strong.

Full Equity Investment and Financials Focus Drive Outperformance

The Fund performed well during the annual period, which we attribute to our decision at the beginning of 2012 to remain fully committed to equities. We also thought the financial sector would lead the market higher for 2012 and be the year’s best performing industry group. Large money center banks were rapidly rebuilding their balance sheets and capital ratios were strengthening at a quick pace. We believed the banks would return capital to shareholders via higher dividends and by buying back considerable amounts of stock. We kept portfolio positioning aligned with these expectations.

In 2012, financials were the portfolio’s largest sector. At year end, the sector represented 31.5% of the portfolio. This was advantageous because, just as we anticipated, financials were the best performing market sector in 2012. The Fund’s financial holdings performed well. Bank of America gained over 100% for the year, Citigroup was up 50%, JPMorgan Chase rose 32% and Wells Fargo gained 24.0%.

The Fund also had a pro-cyclical tilt and its consumer discretionary stocks and energy holdings performed very well. Consumer-related stocks were particularly strong with Gap up 67%, Lowe’s up 40% and Costco Wholesale, in the consumer staples sector, up 18%.

Three of the Fund’s better performing sectors — financials, energy and consumer staples — were among the largest sector positions in the portfolio.

The Fund’s health care positioning detracted from performance in 2012. Both of the Fund’s health care holdings, Bristol-Myers Squib and Humana, declined for the year. The health care sector is generally considered defensive and when investors are in the so-called “risk on” mentality, the health care sector usually underperforms. Information technology was another detractor from performance. The Fund’s only technology holding, Juniper Industries, declined over 3.0% for the year. The Fund’s single utility holding, AES Corp., also underperformed the market and its industry category for the year. Relative to its benchmark, the Fund was underweight in health care, information technology and utilities, the three underperforming sectors.

4	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

New Fund Holdings Drawn from Cyclical Areas

During the year, we sold General Mills, Sherwin-Williams and J.C. Penney. Sherwin-Williams had appreciated approximately 50% during the year and we believed it was time to take profits. We exited General Mills because we believed the company just could not achieve any earnings momentum. J.C. Penney had a new CEO with visions of being another Macy’s and we doubted that traditional J.C. Penney clients would accept the transition.

We added financial service company Citigroup, energy company Anadarko Petroleum and mining firm Freeport-McMoRan Copper & Gold to the portfolio. We considered Citigroup to be very inexpensive, selling at one half of its tangible book value throughout all of 2012. Anadarko Petroleum is one of the world’s most successful oil and gas exploration companies, while Freeport-McMoRan is the world’s largest copper company with added interests in gold and energy. These additions are examples of our desire to have a meaningful weighting in cyclical areas of the market.

No Significant Changes Currently Anticipated

As we move forward through 2013, we believe issues surrounding the U.S. debt ceiling will become a major focus. We are skeptical that there will be any meaningful compromise. We think the U.S. economy will continue to grow, but at sub-par levels. Job growth will likely be slow and corporations will probably have difficulty growing their profits. At this time, we don’t anticipate any major changes to the Fund’s industry weightings and currently expect to keep portfolio positioning quite similar to its current constitution.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.8
Consumer Discretionary	7.4
Consumer Staples	9.5
Energy	20.3
Financials	31.5
Health Care	8.2
Industrials	11.9
Information Technology	2.9
Materials	6.1
Utilities	2.0
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,115.20	1,021.23	4.28	4.09	0.80
Class 2	1,000.00	1,000.00	1,113.90	1,019.97	5.61	5.36	1.05
Class 3	1,000.00	1,000.00	1,114.60	1,020.57	4.97	4.75	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 7.4%
Multiline Retail 2.5%

Nordstrom, Inc.	284,000	15,194,000

Specialty Retail 4.9%

Gap, Inc. (The)	390,000	12,105,600

Lowe’s Companies, Inc.	490,000	17,404,800

Total		29,510,400

Total Consumer Discretionary		44,704,400

Consumer Staples 9.5%
Food & Staples Retailing 1.8%

Costco Wholesale Corp.	108,100	10,677,037

Food Products 3.4%

Tyson Foods, Inc., Class A	1,050,000	20,370,000

Tobacco 4.3%

Altria Group, Inc.	412,000	12,945,040

Philip Morris International, Inc.	156,000	13,047,840

Total		25,992,880

Total Consumer Staples		57,039,917

Energy 20.3%
Oil, Gas & Consumable Fuels 20.3%

Anadarko Petroleum Corp.	325,000	24,150,750

Chevron Corp.	108,000	11,679,120

ConocoPhillips	225,500	13,076,745

Marathon Oil Corp.	530,000	16,249,800

Marathon Petroleum Corp.	372,000	23,436,000

Valero Energy Corp.	585,000	19,960,200

Williams Companies, Inc. (The)	422,000	13,816,280

Total		122,368,895

Total Energy		122,368,895

Financials 31.5%
Capital Markets 3.1%

Morgan Stanley	974,400	18,630,528

Commercial Banks 5.8%

U.S. Bancorp	362,000	11,562,280

Wells Fargo & Co.	695,000	23,755,100

Total		35,317,380

Diversified Financial Services 13.6%

Bank of America Corp.	2,124,766	24,647,285

Citigroup, Inc.	721,000	28,522,760

JPMorgan Chase & Co.	650,000	28,580,500

Total		81,750,545

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 9.0%

MetLife, Inc.	470,000	15,481,800

Prudential Financial, Inc.	264,000	14,079,120

Unum Group	1,175,000	24,463,500

Total		54,024,420

Total Financials		189,722,873

Health Care 8.2%
Health Care Equipment & Supplies 2.7%

Baxter International, Inc.	249,000	16,598,340

Health Care Providers & Services 3.0%

Humana, Inc.	260,000	17,843,800

Pharmaceuticals 2.5%

Bristol-Myers Squibb Co.	461,000	15,023,990

Total Health Care		49,466,130

Industrials 11.9%
Aerospace & Defense 7.1%

General Dynamics Corp.	185,000	12,814,950

Honeywell International, Inc.	245,000	15,550,150

United Technologies Corp.	176,000	14,433,760

Total		42,798,860

Road & Rail 4.8%

CSX Corp.	843,000	16,632,390

Union Pacific Corp.	98,000	12,320,560

Total		28,952,950

Total Industrials		71,751,810

Information Technology 2.9%
Communications Equipment 2.9%

Juniper Networks, Inc.(a)	882,000	17,348,940

Total Information Technology		17,348,940

Materials 6.1%
Chemicals 3.8%

EI du Pont de Nemours & Co.	304,000	13,670,880

Praxair, Inc.	88,000	9,631,600

Total		23,302,480

Metals & Mining 2.3%

Freeport-McMoRan Copper & Gold, Inc.	400,000	13,680,000

Total Materials		36,982,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.0%
Independent Power Producers & Energy Traders 2.0%

AES Corp.	1,140,000	12,198,000

Total Utilities		12,198,000

Total Common Stocks
(Cost: $538,774,359)		601,583,445

Money Market Funds 0.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	1,174,964	1,174,964

Total Money Market Funds
(Cost: $1,174,964)		1,174,964

Total Investments
(Cost: $539,949,323)		602,758,409

Other Assets & Liabilities, Net		(287,177)

Net Assets		602,471,232

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	518,624,885	(517,449,921)	1,174,964	11,142	1,174,964

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	44,704,400	—	—	44,704,400

Consumer Staples	57,039,917	—	—	57,039,917

Energy	122,368,895	—	—	122,368,895

Financials	189,722,873	—	—	189,722,873

Health Care	49,466,130	—	—	49,466,130

Industrials	71,751,810	—	—	71,751,810

Information Technology	17,348,940	—	—	17,348,940

Materials	36,982,480	—	—	36,982,480

Utilities	12,198,000	—	—	12,198,000

Total Equity Securities	601,583,445	—	—	601,583,445

Other

Money Market Funds	1,174,964	—	—	1,174,964

Total Other	1,174,964	—	—	1,174,964

Total	602,758,409	—	—	602,758,409

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $538,774,359)	$601,583,445

Affiliated issuers (identified cost $1,174,964)	1,174,964

Total investments (identified cost $539,949,323)	602,758,409

Cash	3,700

Foreign currency (identified cost $36)	30

Receivable for:

Capital shares sold	137,051

Dividends	684,777

Reclaims	162

Expense reimbursement due from Investment Manager	23,633

Prepaid expenses	3,424

Total assets	603,611,186

Liabilities

Payable for:

Capital shares purchased	684,898

Investment management fees	354,131

Distribution and/or service fees	3,602

Transfer agent fees	30,268

Administration fees	29,863

Compensation of board members	6,383

Other expenses	30,809

Total liabilities	1,139,954

Net assets applicable to outstanding capital stock	$602,471,232

Represented by

Partners’ capital	$602,471,232

Total — representing net assets applicable to outstanding capital stock	$602,471,232

Class 1

Net assets	$569,837,376

Shares outstanding	48,652,936

Net asset value per share	$11.71

Class 2

Net assets	$1,642,536

Shares outstanding	141,068

Net asset value per share	$11.64

Class 3

Net assets	$30,991,320

Shares outstanding	2,656,012

Net asset value per share	$11.67

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Operations

Year ended December 31, 2012

Net investment income
Income:

Dividends — unaffiliated issuers	$9,568,288

Dividends — affiliated issuers	11,142

Income from securities lending — net	1,265

Total income	9,580,695

Expenses:
Investment management fees	2,513,810

Distribution and/or service fees

Class 2	3,089

Class 3	39,623

Transfer agent fees

Class 1	194,385

Class 2	741

Class 3	19,018

Administration fees	212,115

Compensation of board members	14,382

Custodian fees	8,351

Printing and postage fees	30,969

Professional fees	29,374

Line of credit interest expense	308

Other	12,132

Total expenses	3,078,297

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(176,613)

Total net expenses	2,901,684

Net investment income	6,679,011

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	9,376,540

Net realized gain	9,376,540

Net change in unrealized appreciation (depreciation) on:

Investments	59,859,961

Foreign currency translations	2

Net change in unrealized appreciation (depreciation)	59,859,963

Net realized and unrealized gain	69,236,503

Net increase in net assets resulting from operations	$75,915,514

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Operations

Net investment income	$6,679,011	$392,173

Net realized gain	9,376,540	1,958,298

Net change in unrealized appreciation (depreciation)	59,859,963	(4,524,579)

Net increase (decrease) in net assets resulting from operations	75,915,514	(2,174,108)

Increase (decrease) in net assets from capital stock activity	493,041,790	5,762,576

Total increase in net assets	568,957,304	3,588,468

Net assets at beginning of year	33,513,928	29,925,460

Net assets at end of year	$602,471,232	$33,513,928

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	53,401,840	552,606,332	271,904	2,828,374

Fund merger	—	—	299,603	3,262,272

Redemptions	(5,045,790)	(56,182,305)	(275,145)	(2,454,652)

Net increase	48,356,050	496,424,027	296,362	3,635,994

Class 2 shares

Subscriptions	90,345	959,255	69,618	716,342

Redemptions	(26,137)	(284,481)	(12,582)	(125,490)

Net increase	64,208	674,774	57,036	590,852

Class 3 Shares

Subscriptions	312,995	3,362,821	907,014	9,647,866

Redemptions	(683,775)	(7,419,832)	(845,221)	(8,112,136)

Net increase (decrease)	(370,780)	(4,057,011)	61,793	1,535,730

Total net increase	48,049,478	493,041,790	415,191	5,762,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.88		$10.04	$9.55

Income from investment operations:

Net investment income	0.21		0.12	0.07

Net realized and unrealized gain (loss)	1.62		(0.28)	0.42

Total from investment operations	1.83		(0.16)	0.49

Net asset value, end of period	$11.71		$9.88	$10.04

Total return	18.52%		(1.59%)	5.13%

Ratios to average net assets(b)

Total gross expenses	0.84	%(c)	0.98%	0.94	%(d)

Total net expenses(e)	0.80	%(c)	0.84%	0.94	%(d)

Net investment income	1.91%		1.21%	1.17	%(d)

Supplemental data

Net assets, end of period (in thousands)	$569,837		$2,932	$5

Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.85		$10.03	$9.55

Income from investment operations:

Net investment income	0.16		0.11	0.05

Net realized and unrealized gain (loss)	1.63		(0.29)	0.43

Total from investment operations	1.79		(0.18)	0.48

Net asset value, end of period	$11.64		$9.85	$10.03

Total return	18.17%		(1.79%)	5.03%

Ratios to average net assets(b)

Total gross expenses	1.15	%(c)	1.27%	1.26	%(d)

Total net expenses(e)	1.06	%(c)	1.10%	1.22	%(d)

Net investment income	1.45%		1.08%	0.77	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,643		$757	$199

Portfolio turnover	17%		25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 3	2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.85		$10.02	$8.31	$6.59	$11.12

Income from investment operations:

Net investment income	0.16		0.11	0.08	0.10	0.21

Net realized and unrealized gain (loss)	1.66		(0.28)	1.63	1.62	(4.52)

Total from investment operations	1.82		(0.17)	1.71	1.72	(4.31)

Less distributions to shareholders:

Net investment income	—		—	—	—	(0.01)

Net realized gains	—		—	—	—	(0.21)

Total distributions to shareholders	—		—	—	—	(0.22)

Net asset value, end of period	$11.67		$9.85	$10.02	$8.31	$6.59

Total return	18.48%		(1.70%)	20.52%	26.12%	(39.46%)

Ratios to average net assets(a)

Total gross expenses	1.04	%(b)	1.10%	1.11%	1.24%	1.28%

Total net expenses(c)	0.93	%(b)	0.99%	1.08%	1.05%	0.93%

Net investment income	1.47%		1.05%	0.89%	1.40%	2.08%

Supplemental data

Net assets, end of period (in thousands)	$30,991		$29,825	$29,721	$14,841	$9,723

Portfolio turnover	17%		25%	4%	16%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

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Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement

18	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.70% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,077.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.800%
Class 2	1.050
Class 3	0.925

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Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.825%
Class 2	1.075
Class 3	0.950

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $559,559,835 and $60,733,748, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 99.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended December 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $2,300,000 at a weighted average interest rate of 1.21%.

20	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 9. Significant Risks

Energy Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the energy sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Large-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $35,043,344 and the combined net assets immediately after the acquisition were $38,305,616.

The merger was accomplished by a tax-free exchange of 252,334 shares of the acquired fund valued at $3,262,272 (including $856,260 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued 299,603 Class 1 shares.

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.4 million, $2.0 million, $(4.3) million and $(1.9) million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2012	21

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

and the Shareholders of Columbia Variable Portfolio — Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio—Select Large-Cap Value Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	23

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

24	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	25

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 – January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	27

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010 – January 2013 and Group Counsel from November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

28	Annual Report 2012

Columbia Variable Portfolio – Select Large-Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	29

Columbia Variable Portfolio – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6472 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned 17.76% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the Russell 2000 Index, which returned 16.35% during the same time period.

>	The Fund’s outperformance stemmed from individual stock selection and a focus on factors such as earnings and earnings growth that tend to drive stocks to perform well.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	17.92	3.30	8.75
Class 2*	05/03/10	17.71	3.10	8.58
Class 3	09/15/99	17.76	3.23	8.72
Russell 2000 Index		16.35	3.56	9.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Top Ten Holdings (%) (at December 31, 2012)
Belden, Inc.	4.1
EnerSys, Inc.	4.0
Penn National Gaming, Inc.	4.0
Mueller Industries, Inc.	3.8
Lennar Corp., Class A	3.6
Minerals Technologies, Inc.	3.5
Aspen Insurance Holdings Ltd.	3.3
United Continental Holdings, Inc.	3.2
Shaw Group, Inc. (The)	3.2
Waste Connections, Inc.	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned 17.76% for the 12 months ended December 31, 2012. The Fund outperformed its benchmark, the Russell 2000 Index (Russell Index), which returned 16.35% during the same 12 months. The Fund’s outperformance stemmed from individual stock selection and a focus on factors such as earnings and earnings growth that tend to drive stocks to perform well.

Small-Caps Performed Well Amid Improved Inflation Outlook

Small-cap stocks performed well in 2012, largely due to reductions in the threat of inflation and fear of deflation. For the most part, earnings and growth estimates for small-cap stocks fell during the year, but price-to-earnings ratios expanded. Investors gravitated back to banks and other financial stocks during the year and also increased their holdings of real estate investment trusts (REITs) and other higher yielding stocks.

Our investment style is typically bottom-up, so we believe that individual stock selection and a focus on the factors that make stocks outperform (primarily earnings and earnings growth) are what determine Fund results. That was the case during the past fiscal year as stock selection drove the Fund’s outperformance of the Russell Index.

Industrials and Consumer Discretionary Led Results

The Fund’s positioning in the industrials sector was the main contributor to investment results during the annual period. The Fund had a larger industrials weighting than the benchmark, which was advantageous as the sector outperformed. In addition, the Fund’s industrials holdings outpaced those of the Russell Index. Positioning in the consumer discretionary sector also added to relative performance. The Fund had a smaller consumer discretionary weighting than the benchmark, but its holdings in the sector outperformed the benchmark. In fact, consumer discretionary was the Fund’s strongest performing sector during the period. Finally, positioning in energy added value, as the Fund was slightly underweight in this relatively weak sector and its energy holdings declined less than the overall energy sector.

The financials sector had the greatest negative effect on the Fund’s relative performance. The Fund had a smaller financials weighting than the benchmark and owned no regional banks or REITs, two groups that performed especially well. Technology positioning also detracted, mainly because the Fund had a greater concentration in semiconductor companies, which underperformed, and a lesser emphasis on software stocks, which did much better. We should note that one of the Fund’s holdings, Quest Software, was taken over during the year and had a positive effect on Fund results.

Finally, the Fund’s overall health care position underperformed. One holding, Ista Pharmaceuticals, was acquired by another company during the period, delivering strong results for the Fund. The Fund’s other health care holdings, however, lagged during the period, including some that had performed well in the past and others that had company-specific issues — primarily delayed product approvals — that hampered profits.

Individual contributors included home builder Lennar, a stock that roughly doubled in value as the housing market finally began to recover, and Exterran Holdings, a smaller Fund position that provides oil and gas services and whose more than

4	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

100% return reflected a reversal in company and industry fundamentals. Quest Software, mentioned earlier, rose 50% as it was taken over.

In the consumer staples sector, an overweight in Herbalife also detracted from results. Herbalife, which is a global network marketing company that sells weight management, nutritional supplements, energy, sports and fitness products and personal care products through a network of approximately 2.7 million independent distributors, came under fire when, for the second time in a year, a well-known investor questioned the validity of the company’s business model. We believe it was hyperbole, ignoring fundamentals and relevant factual information and that the stock can ultimately recover as investors properly evaluate the matter.

Opportunities in Technology and Financials May Spur Positioning Changes

The largest sector overweight in the Fund remained industrials, which represented just over 29% of the Fund at year end. Second in size to industrials were consumer stocks, including both consumer staples and consumer discretionary. The largest underweights relative to the Russell Index were financials and technology.

The Fund’s technology underweight is not surprising, given that we are value managers and most technology stocks tend to be more growth-oriented. However, recent weak performance from technology stocks and the Fund’s underweight have led us to think there is more value in the technology group than a year ago. If we can identify stocks with catalysts for improved results, we may increase the Fund’s technology weighting.

With economic growth slowing, we are also looking more carefully at companies that have both strong cash flows and an ability and willingness to grow their payout ratios (the percentage of earnings returned to shareholders). This may lead us to add to the Fund’s financials position, especially regional banks. Having said that, we are satisfied with the companies the Fund currently holds, so we would anticipate gradual shifts, rather than substantial changes to the Fund’s positioning.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.9
Consumer Discretionary	17.7
Consumer Staples	7.7
Energy	8.3
Financials	13.6
Health Care	11.0
Industrials	29.1
Information Technology	7.6
Materials	4.9
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,078.00	1,020.57	4.88	4.75	0.93
Class 2	1,000.00	1,000.00	1,076.70	1,019.31	6.19	6.02	1.18
Class 3	1,000.00	1,000.00	1,077.30	1,019.92	5.57	5.41	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 100.2%
Issuer	Shares	Value ($)
Consumer Discretionary 17.8%
Auto Components 1.1%

American Axle & Manufacturing Holdings, Inc.(a)	140,000	1,568,000

Diversified Consumer Services 3.1%

Sotheby’s	130,000	4,370,600

Hotels, Restaurants & Leisure 6.9%

Penn National Gaming, Inc.(a)	118,000	5,794,980

Texas Roadhouse, Inc.	245,000	4,116,000

Total		9,910,980

Household Durables 3.6%

Lennar Corp., Class A	135,000	5,220,450

Textiles, Apparel & Luxury Goods 3.1%

Hanesbrands, Inc.(a)	125,000	4,477,500

Total Consumer Discretionary		25,547,530

Consumer Staples 7.7%
Food Products 5.8%

Dean Foods Co.(a)	250,000	4,127,500

Smithfield Foods, Inc.(a)	185,000	3,990,450

WhiteWave Foods Co., Class A(a)	11,712	182,005

Total		8,299,955

Personal Products 1.9%

Herbalife Ltd.	85,000	2,799,900

Total Consumer Staples		11,099,855

Energy 8.3%
Energy Equipment & Services 5.8%

Exterran Holdings, Inc.(a)	130,400	2,858,368

Superior Energy Services, Inc.(a)	118,700	2,459,464

Tetra Technologies, Inc.(a)	400,000	3,036,000

Total		8,353,832

Oil, Gas & Consumable Fuels 2.5%

Oasis Petroleum, Inc.(a)	112,000	3,561,600

Total Energy		11,915,432

Financials 13.6%
Insurance 13.6%

Aspen Insurance Holdings Ltd.	150,000	4,812,000

Endurance Specialty Holdings Ltd.	80,000	3,175,200

Hanover Insurance Group, Inc. (The)	90,000	3,486,600

Infinity Property & Casualty Corp.	65,000	3,785,600

Lincoln National Corp.	165,000	4,273,500

Total		19,532,900

Total Financials		19,532,900

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 11.0%
Health Care Equipment & Supplies 3.4%

Analogic Corp.	30,400	2,258,720

Sirona Dental Systems, Inc.(a)	40,000	2,578,400

Total		4,837,120

Health Care Providers & Services 3.0%

WellCare Health Plans, Inc.(a)	90,000	4,382,100

Pharmaceuticals 4.6%

Impax Laboratories, Inc.(a)	150,000	3,073,500

Salix Pharmaceuticals Ltd.(a)	88,000	3,562,240

Total		6,635,740

Total Health Care		15,854,960

Industrials 29.2%
Aerospace & Defense 3.0%

Cubic Corp.	90,000	4,317,300

Airlines 3.3%

United Continental Holdings, Inc.(a)	200,000	4,676,000

Commercial Services & Supplies 5.0%

Brink’s Co. (The)	90,000	2,567,700

Waste Connections, Inc.	135,000	4,561,650

Total		7,129,350

Construction & Engineering 3.2%

Shaw Group, Inc. (The)(a)	100,000	4,661,000

Electrical Equipment 8.1%

Belden, Inc.	130,000	5,848,700

EnerSys, Inc.(a)	155,000	5,832,650

Total		11,681,350

Machinery 5.1%

Mueller Industries, Inc.	110,000	5,503,300

Wabash National Corp.(a)	207,200	1,858,584

Total		7,361,884

Road & Rail 1.5%

Swift Transportation Co.(a)	240,000	2,188,800

Total Industrials		42,015,684

Information Technology 7.6%
IT Services 2.7%

CACI International, Inc., Class A(a)	70,000	3,852,100

Semiconductors & Semiconductor Equipment 4.9%

Cypress Semiconductor Corp.	270,000	2,926,800

ON Semiconductor Corp.(a)	590,000	4,159,500

Total		7,086,300

Total Information Technology		10,938,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 5.0%
Chemicals 3.5%

Minerals Technologies, Inc.	125,000	4,990,000

Containers & Packaging 1.5%

Owens-Illinois, Inc.(a)	100,000	2,127,000

Total Materials		7,117,000

Total Common Stocks
(Cost: $95,853,935)		144,021,761

Money Market Funds 0.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	76,910	76,910

Total Money Market Funds
(Cost: $76,910)		76,910

Total Investments
(Cost: $95,930,845)		144,098,671

Other Assets & Liabilities, Net		(435,645)

Net Assets		143,663,026

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	68,066	20,763,329	(20,754,485)	—	76,910	758	76,910

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	25,547,530	—	—	25,547,530

Consumer Staples	11,099,855	—	—	11,099,855

Energy	11,915,432	—	—	11,915,432

Financials	19,532,900	—	—	19,532,900

Health Care	15,854,960	—	—	15,854,960

Industrials	42,015,684	—	—	42,015,684

Information Technology	10,938,400	—	—	10,938,400

Materials	7,117,000	—	—	7,117,000

Total Equity Securities	144,021,761	—	—	144,021,761

Other

Money Market Funds	76,910	—	—	76,910

Total Other	76,910	—	—	76,910

Total	144,098,671	—	—	144,098,671

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $95,853,935)	$144,021,761

Affiliated issuers (identified cost $76,910)	76,910

Total investments (identified cost $95,930,845)	144,098,671

Receivable for:

Capital shares sold	1,077

Dividends	29,706

Expense reimbursement due from Investment Manager	10,987

Prepaid expenses	2,331

Total assets	144,142,772

Liabilities

Payable for:

Capital shares purchased	311,267

Investment management fees	95,066

Distribution and/or service fees	9,897

Transfer agent fees	7,220

Administration fees	9,627

Compensation of board members	11,674

Other expenses	34,995

Total liabilities	479,746

Net assets applicable to outstanding capital stock	$143,663,026

Represented by

Partners’ capital	$143,663,026

Total — representing net assets applicable to outstanding capital stock	$143,663,026

Class 1

Net assets	$63,490,237

Shares outstanding	5,103,758

Net asset value per share	$12.44

Class 2

Net assets	$14,236,275

Shares outstanding	1,151,837

Net asset value per share	$12.36

Class 3

Net assets	$65,936,514

Shares outstanding	5,315,698

Net asset value per share	$12.40

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$1,046,370

Dividends — affiliated issuers	758

Income from securities lending — net	24,095

Total income	1,071,223

Expenses:

Investment management fees	1,167,468

Distribution and/or service fees

Class 2	34,887

Class 3	86,507

Transfer agent fees

Class 1	38,771

Class 2	8,373

Class 3	41,522

Administration fees	118,225

Compensation of board members	13,712

Custodian fees	5,643

Printing and postage fees	59,126

Professional fees	24,934

Other	12,051

Total expenses	1,611,219

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(102,168)

Total net expenses	1,509,051

Net investment loss	(437,828)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	10,384,087

Net realized gain	10,384,087

Net change in unrealized appreciation (depreciation) on:
Investments	14,043,732

Net change in unrealized appreciation (depreciation)	14,043,732

Net realized and unrealized gain	24,427,819

Net increase in net assets resulting from operations	$23,989,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment loss	$(437,828)	$(571,263)

Net realized gain	10,384,087	12,668,206

Net change in unrealized appreciation (depreciation)	14,043,732	(29,834,853)

Net increase (decrease) in net assets resulting from operations	23,989,991	(17,737,910)

Increase (decrease) in net assets from capital stock activity	(23,365,531)	72,412,885

Total increase in net assets	624,460	54,674,975

Net assets at beginning of year	143,038,566	88,363,591

Net assets at end of year	$143,663,026	$143,038,566

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	262,184	3,069,778	144,231	1,490,283

Fund merger	—	—	6,781,457	81,360,557

Redemptions	(1,002,408)	(11,657,397)	(1,082,187)	(12,224,319)

Net increase (decrease)	(740,224)	(8,587,619)	5,843,501	70,626,521

Class 2 shares

Subscriptions	120,236	1,404,712	193,048	2,210,037

Fund merger	—	—	1,337,306	16,012,684

Redemptions	(192,477)	(2,241,667)	(322,797)	(3,687,018)

Net increase (decrease)	(72,241)	(836,955)	1,207,557	14,535,703

Class 3 Shares

Subscriptions	42,997	493,457	162,703	1,854,194

Redemptions	(1,237,923)	(14,434,414)	(1,314,085)	(14,603,533)

Net increase	(1,194,926)	(13,940,957)	(1,151,382)	(12,749,339)

Total net increase (decrease)	(2,007,391)	(23,365,531)	5,899,676	72,412,885

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.55	$11.52	$10.40

Income from investment operations:

Net investment loss	(0.02)	(0.03)	(0.04)

Net realized and unrealized gain (loss)	1.91	(0.94)	1.16

Total from investment operations	1.89	(0.97)	1.12

Net asset value, end of period	$12.44	$10.55	$11.52

Total return	17.92%	(8.42%)	10.77%

Ratios to average net assets(b)

Total gross expenses	1.01%	0.98%	1.09	%(c)

Total net expenses(d)	0.94%	0.96%	1.09	%(c)

Net investment loss	(0.21%)	(0.27%)	(0.58	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$63,490	$61,631	$6

Portfolio turnover	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.50	$11.50	$10.40

Income from investment operations:

Net investment loss	(0.05)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	1.91	(0.94)	1.15

Total from investment operations	1.86	(1.00)	1.10

Net asset value, end of period	$12.36	$10.50	$11.50

Total return	17.71%	(8.70%)	10.58%

Ratios to average net assets(b)

Total gross expenses	1.26%	1.24%	1.36	%(c)

Total net expenses(d)	1.19%	1.21%	1.33	%(c)

Net investment loss	(0.46%)	(0.52%)	(0.66	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$14,236	$12,858	$190

Portfolio turnover	6%	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.53	$11.51	$9.08	$6.49	$11.80

Income from investment operations:

Net investment income (loss)	(0.04)	(0.05)	(0.07)	(0.04)	0.02

Net realized and unrealized gain (loss)	1.91	(0.93)	2.50	2.63	(4.23)

Total from investment operations	1.87	(0.98)	2.43	2.59	(4.21)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(1.10)

Total distributions to shareholders	—	—	—	—	(1.10)

Net asset value, end of period	$12.40	$10.53	$11.51	$9.08	$6.49

Total return	17.76%	(8.51%)	26.79%	39.81%	(38.59%)

Ratios to average net assets(a)

Total gross expenses	1.13%	1.13%	1.21%	1.09%	1.06%

Total net expenses(b)	1.06%	1.10%	1.20%	1.09%	0.96%

Net investment income (loss)	(0.34%)	(0.45%)	(0.76%)	(0.56%)	0.19%

Supplemental data

Net assets, end of period (in thousands)	$65,937	$68,550	$88,168	$78,895	$68,398

Portfolio turnover	6%	13%	5%	6%	269%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s

16	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current

Annual Report 2012	17

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective management fee rate for the year ended December 31, 2012 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,797.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.930%
Class 2	1.180
Class 3	1.055

18	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.955%
Class 2	1.205
Class 3	1.080

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,253,878 and $32,148,255, respectively, for the year ended December 31, 2012.

Note 5. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 35.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 44.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Annual Report 2012	19

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 9. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Smaller-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. (the Corporation). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $90,598,441 and the combined net assets immediately after the acquisition were $187,971,682.

The merger was accomplished by a tax-free exchange of 11,547,793 shares of the acquired fund valued at $97,373,241 (including $22,270,961 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,781,457
Class 2	1,337,306

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $(0.6) million, $17.9 million, $(31.2) million and $(13.9) million, respectively.

Note 10. Industrial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

20	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	21

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

22	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	23

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

24	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012	25

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	27

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28	Annual Report 2012

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6484 C (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Short Duration U.S. Government Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Short Duration U.S. Government Fund (the Fund) Class 3 shares returned 1.62% for the 12-month period that ended December 31, 2012.

>	The Fund outperformed its benchmark, the Barclays U.S. 1-3 Year Government Index, which returned 0.51% during the same period.

>	The Fund’s emphasis on mortgage-backed securities, including a modest exposure to non-agency securities, was the primary reason for its performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.69	1.82	2.21
Class 2*	05/03/10	1.47	1.61	2.04
Class 3	09/15/99	1.62	1.75	2.18
Barclays U.S. 1-3 Year Government Index		0.51	2.49	2.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly used, non-convertible domestic debt of the U.S. Government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Short Duration U.S. Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Manager Discussion of Fund Performance

Portfolio Management

Jason J. Callan

Tom Heuer, CFA

Effective July 1, 2012, Mr. Callan and Mr. Heuer assumed responsibility for the day-to-day portfolio management of the Fund from the Fund’s previous portfolio managers.

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	2.2
Commercial Mortgage-Backed Securities — Agency	6.6
Commercial Mortgage-Backed Securities — Non-Agency	1.7
Money Market Funds	3.5
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities — Agency	61.1
Residential Mortgage-Backed Securities — Non-Agency	8.3
U.S. Government & Agency Obligations	14.9
U.S. Treasury Obligations	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

The Fund’s Board has approved, subject to shareholder approval at a meeting scheduled to be held on February 27, 2013, a change in the Fund’s investment objective from “fundamental” (i.e., one that cannot be changed without shareholder approval) to “non-fundamental” (i.e., can be changed by the Fund’s Board without shareholder approval). Currently, the Fund’s investment objective is to seek a “high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.” The Fund’s Board has approved, subject to approval of the proposal to make the Fund’s investment objective non-fundamental, making the Fund’s objective to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” Columbia Management believes the proposed investment objective is generally similar to the current investment objective, but will give the Fund greater investment flexibility. In connection with this proposal, the Fund’s Board has approved (i) changing the Fund’s principal investment strategies to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index. In connection with the changes to the Fund’s principal investment strategies, the Fund’s name would be changed to Columbia Variable Portfolio — U.S. Government Mortgage Fund.

For the 12 months ended December 31, 2012, the Fund’s Class 3 shares returned 1.62%. The Fund outperformed its benchmark, the Barclays U.S. 1-3 Year Government Index, which returned 0.51% during the same period. The Fund’s emphasis on mortgage-backed securities, including a modest exposure to non-agency securities, was the primary reason for its performance advantage over the benchmark.

Mortgages Outperformed on Fed Support and Housing Recovery

Despite the weak pace of economic growth, the housing market began to recover in 2012, increasing interest in mortgage-backed securities. Non-government agency mortgages performed particularly well, especially those with higher credit standards. In the overall economy, growth was tepid. Job creation increased, but new hiring failed to reach a level that could drive unemployment significantly lower. Manufacturing activity was only modestly encouraging, as it stalled during the summer and again late in the year. Meanwhile, a host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe’s debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

The Federal Reserve (the Fed) announced that it would keep short-term interest rates near zero until unemployment declined to 6.5% or inflation exceeded 2.5%. The Fed also extended its purchase of long-term Treasury and agency-backed mortgage securities to maintain downward pressure on longer-term interest rates, support mortgage markets and help make broader financial conditions more accommodative.

4	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Manager Discussion of Fund Performance (continued)

Focus on Mortgages Drove Outperformance

The Fund increased its allocation to mortgages from approximately 40-50% of net assets at mid-year to 75% by December 31. We believed mortgage-backed securities offered better relative value than short-term Treasuries. During the period, government agency securities outpaced Treasuries and other government securities. Non-agency mortgages did even better, as investors became more interested in high quality non-agency mortgages in an improving housing market. We allocated approximately 5-10% of net assets to high quality, non-agency mortgages.

These solid results were achieved against a backdrop of stable interest rates in securities with maturities of one to three years. The Fed’s highly accommodative monetary policy, featuring a purchase program for mortgages and other high-quality bonds, gave further support to the mortgage market in 2012.

Greater Call Protection Helped

Individual security selection supported the Fund’s solid performance. We focused on buying securities with either call protection or minimal prepayment risk. In particular, we avoided mortgages exposed to the federal Home Affordable Refinance Program. By assisting some mortgage holders in refinancing their debt into lower-interest rate mortgages, the federal program increased the prepayment risk — and therefore price risk — of some existing mortgages. Our selections, including those in the non-agency group, tended to be in mortgages with call protection or in debt securities issued after 2009 that were not exposed to the federal assistance program. Both agency and non-agency mortgage securities that were less affected by the refinance program tended to rise in price.

Looking Ahead

We currently expect interest rates, especially those of short-maturity securities, to remain very low in the coming months, primarily because of the Fed’s commitment to an accommodative monetary policy. We also currently anticipate moderate increases in housing prices, as we think the housing market is on the mend. Given our present view, we currently plan to continue to overweight mortgages, including some non-government agency debt. We believe mortgages should have better supply-demand technical support than Treasuries and offer more attractive risk-adjusted return potential. The mortgage segment of the market also currently offers interesting opportunities to add value through security selection.

Quality Breakdown (%) (at December 31, 2012)
AAA rating	89.7
AA rating	0.3
A rating	1.3
Non-investment grade	1.1
Not rated	7.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings for S&P or Moody’s. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,010.60	1,022.75	2.54	2.56	0.50
Class 2	1,000.00	1,000.00	1,008.70	1,021.48	3.81	3.83	0.75
Class 3	1,000.00	1,000.00	1,009.60	1,022.14	3.15	3.17	0.62

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

6	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 76.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(a)(b)
01/01/37	2.536%	360,114	383,858
09/01/37	3.006%	367,257	384,543

CMO Series 3773 Class DS
12/15/40	8.466%	22,532,864	22,979,152

CMO Series 3777 Class WS
12/15/40	8.466%	18,279,717	18,623,510

CMO Series 4057 Class FN
12/15/41	0.559%	22,605,332	22,686,373

Federal Home Loan Mortgage Corp.(a)(b)(c)
CMO IO STRIPS Series 281 Class S1
10/15/42	5.791%	17,883,870	4,857,815
CMO IO Series 276 Class S5
09/15/42	5.791%	11,889,219	3,185,178

CMO IO Series 3453 Class W
12/15/32	7.185%	1,784,252	354,361

CMO IO Series 3630 Class AI
03/15/17	1.931%	2,912,519	108,917

CMO IO Series 4068 Class GI
09/15/36	2.364%	23,192,179	1,621,428

CMO IO Series 4073 Class AS
08/15/38	5.841%	11,792,220	2,219,885

CMO IO Series 4093 Class SD
01/15/38	6.491%	4,181,997	1,136,408

CMO IO Series 4094 Class SY
08/15/42	5.871%	15,528,743	4,252,871

CMO IO Series 4102 Class TS
09/15/42	6.391%	18,419,269	5,697,644

Federal Home Loan Mortgage Corp.(b)
06/01/21 – 07/01/42	3.500%	25,238,503	27,303,500
03/01/41 – 07/01/42	4.000%	16,776,549	18,136,602
11/01/13 – 07/01/40	4.500%	16,078,435	17,791,132
11/01/17 – 06/01/39	5.000%	41,473,695	45,099,362
08/01/17 – 09/01/19	5.500%	442,666	481,437
03/01/18 – 09/01/37	6.000%	584,166	633,608
04/01/17	6.500%	250,225	271,018
06/01/16	7.000%	1,938	2,053

CMO Series 3711 Class AG
08/15/23	3.000%	858,341	875,627

CMO Series 3747 Class NA
10/15/18	1.300%	797,158	804,032

CMO Series 3774 Class AB
12/15/20	3.500%	7,170,408	7,624,482

CMO Series 3831 Class CG
10/15/18	3.000%	5,550,326	5,758,474

CMO Series 3862 Class LA
11/15/18	2.500%	5,958,334	6,125,049

CMO Series 3986 Class TC
10/15/21	2.000%	4,483,788	4,591,524

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)
CMO IO Series 2639 Class UI
03/15/22	5.000%	333,396	7,536

Federal National Mortgage Association(a)(b)
02/01/33	2.133%	135,879	142,184
06/01/34	2.736%	354,902	375,119
12/01/33	4.639%	45,645	48,678
07/01/33	4.960%	191,236	203,359
07/01/36	5.954%	289,992	314,239

CMO Series 2003-W11 Class A1
06/25/33	3.316%	6,452	6,451

CMO Series 2012-113 Class FJ
10/25/42	0.560%	30,358,128	30,478,802

Federal National Mortgage Association(a)(b)(c)
CMO IO Series 2003-117 Class KS
08/25/33	6.890%	8,234,834	1,060,705

CMO IO Series 2005-57 Class NI
07/25/35	6.490%	431,730	88,799

CMO IO Series 2006-5 Class N1
08/25/34	2.275%	16,849,684	847,458

CMO IO Series 2006-5 Class N2
02/25/35	2.248%	19,232,916	1,261,373

CMO IO Series 2006-60 Class UI
07/25/36	6.940%	510,605	117,105

CMO IO Series 2006-8 Class PS
03/25/36	6.390%	8,976,214	1,901,899

CMO IO Series 2007-39 Class AI
05/25/37	5.910%	21,162,371	4,302,357

CMO IO Series 2012-108 Class S
10/25/42	5.790%	29,812,715	7,799,188

CMO IO Series 2012-51 Class SA
05/25/42	6.290%	15,071,143	4,431,840

CMO IO Series 2012-74 Class AS
03/25/39	5.840%	32,781,548	6,087,258

CMO IO Series 2012-80 Class AS
02/25/39	5.840%	19,677,212	4,876,834

CMO IO Series 2012-80 Class DS
06/25/39	6.440%	7,137,573	1,885,588

CMO IO Series 2012-87 Class BS
03/25/39	5.840%	28,165,626	6,609,650

CMO IO Series 2012-87 Class NS
02/25/39	5.840%	11,779,859	2,637,157

CMO IO Series 2012-87 SQ
08/25/42	6.090%	23,335,796	6,127,985

CMO IO Series 2012-89 Class SD
04/25/39	5.840%	11,045,845	2,483,530

Federal National Mortgage Association(b)
03/01/27	2.500%	27,043,048	28,383,932
05/01/27 – 09/01/27	3.000%	88,049,129	94,148,126
10/01/20 – 10/01/42	3.500%	106,180,093	114,428,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/41 – 06/01/42	4.000%	49,398,754	53,472,492
05/01/39 – 06/01/41	4.500%	82,822,623	91,078,860
02/01/13 – 07/01/35	5.000%	53,677,304	58,728,663
12/01/13 – 07/01/36	5.500%	22,623,607	24,503,747
01/01/17 – 04/01/33	6.000%	1,383,528	1,492,107
03/01/15 – 06/01/17	7.000%	69,293	75,093

CMO Series 1988-4 Class Z
03/25/18	9.250%	9,684	10,798

CMO Series 2004-60 Class PA
04/25/34	5.500%	675,585	726,682

CMO Series 2010-50 Class AB
01/25/24	2.500%	2,890,684	2,925,132

CMO Series 2010-87 Class GA
02/25/24	4.000%	2,845,065	2,914,860

CMO Series 2011-23 Class AB
06/25/20	2.750%	6,414,988	6,634,098

CMO Series 2011-3 Class EL
05/25/20	3.000%	6,980,256	7,252,325

CMO Series 2011-38 Class AH
05/25/20	2.750%	2,961,001	3,077,041

Federal National Mortgage Association(b)(c)
CMO IO Series 2009-7 Class LI
02/25/39	7.000%	802,491	133,002

Federal National Mortgage Association(b)(e)
01/01/28	2.000%	9,250,000	9,469,687
01/01/28	2.500%	175,250,000	183,245,781
01/01/28 – 01/01/43	3.000%	133,085,000	139,464,089
01/01/43	5.500%	50,000,000	54,320,310

Government National Mortgage Association(b)
08/15/13 – 03/15/33	6.000%	457,135	504,589
10/15/13	6.500%	296	301
04/15/13 – 03/15/18	7.000%	280,322	303,533

Government National Mortgage Association(b)(c)
CMO IO Series 2010-133 Class QI
09/16/34	4.000%	1,998,952	121,824

CMO IO Series 2012-129 Class AI
08/20/37	3.000%	12,942,444	2,049,919

CMO IO Series 2012-41 Class IP
08/20/41	4.000%	17,473,557	3,667,876

CMO IO Series 2012-94 Class BI
05/20/37	4.000%	12,160,784	1,874,463

Government National Mortgage Association(b)(e)
01/01/43	3.000%	20,000,000	21,259,376

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,209,378,979)			1,214,352,627

Residential Mortgage-Backed Securities — Non-Agency 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Mortgage Trust Series 2093-3 Class 3A(a)(b)(d)(f)
07/27/23	8.188%	1,180	716

BCAP LLC Trust(a)(b)(g)
CMO Series 2010-RR13 Class 1A1
06/27/37	4.812%	8,706,648	7,977,953

CMO Series 2010-RR6 Class 6A1
07/26/37	4.000%	206,632	207,333

Series 2012-RR10 Class 2A1
09/26/36	5.789%	8,132,196	8,191,154

Banc of America Funding Corp.(a)(b)(g)
CMO Series 2010-R4 Class 4A1
06/26/37	0.420%	216,014	213,525

CMO Series 2012-R5 Class A
10/03/39	0.474%	5,096,636	4,933,153

Baron Capital Enterprises, Inc.(a)(b)(g)
02/15/30	2.613%	5,101,087	5,123,776

Bayview Opportunity Master Fund Trust IIB LP(a)(b)(g)
Series 2012-4NPL Class A
07/28/32	3.475%	2,958,441	2,997,154

Series 2012-5NPL Class A
10/28/32	2.981%	6,348,605	6,348,605

Citigroup Mortgage Loan Trust, Inc.(a)(b)(g)
CMO Series 2010-7 Class 3A4
12/25/35	6.839%	300,000	317,535

CMO Series 2012-7 Class 12A1
03/25/36	2.627%	8,575,437	8,708,528

Citigroup Mortgage Loan Trust, Inc.(b)(g)
CMO Series 2010-8 Class 5A6
11/25/36	4.000%	8,972,541	9,281,252

Comfed Savings Bank CMO Series 1987-1 Class A(a)(b)(f)
01/25/18	3.288%	3,859	3,958

Credit Suisse Mortgage Capital Certificates(a)(b)
CMO Series 2012-6R Class 1A1
11/26/37	5.988%	5,502,138	5,470,882

Credit Suisse Mortgage Capital Certificates(a)(b)(g)
CMO Series 2009-12R Class 30A1
12/27/36	5.508%	5,113	5,106

CMO Series 2011-7R Class A1
08/28/47	1.460%	23,633,459	23,416,896

CMO Series 2012-4R Class 3A1
11/27/37	3.012%	11,406,801	11,169,417

Credit Suisse Mortgage Capital Certificates(b)(g)
CMO Series 2009-12R Class 14A1
11/27/35	5.500%	708,906	723,331

Series 2012-11R Class 1A1
11/29/37	2.000%	31,500,000	31,480,313

Morgan Stanley Reremic Trust CMO Series 2012-R3 Class 1A(a)(b)(g)
11/26/36	2.298%	11,748,292	11,865,775

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

PennyMac Loan Trust Series 2012-NPL1 Class A(a)(b)(g)
05/28/52	3.422%	4,988,775	4,988,775

RBSSP Resecuritization Trust(a)(b)(g)
CMO Series 2010-9 Class 5A1
10/26/35	2.470%	4,417,056	4,510,967

CMO Series 2012-6 Class 3A1
10/26/36	0.380%	8,617,824	8,223,290

RBSSP Resecuritization Trust(b)(g)
CMO Series 2009-1 Class 4A1
10/26/35	5.500%	19,369	19,694

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(g)
08/26/52	2.734%	4,973,155	5,054,746

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(g)
09/25/57	2.667%	1,607,038	1,622,314

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $162,180,366)			162,856,148

Commercial Mortgage-Backed Securities —Agency 8.3%
Federal Home Loan Mortgage Corp.(a)(b)
Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2
04/25/16	5.651%	1,301,525	1,452,452

Federal Home Loan Mortgage Corp.(b)
Multifamily Structured Pass-Through Certificates CMO Series K003 Class A1
07/25/13	2.225%	712,717	715,329

Federal National Mortgage Association(b)
10/01/19	4.430%	1,375,887	1,591,402
10/01/19	4.420%	560,686	648,156
01/01/20	4.570%	144,190	168,073
01/01/20	4.600%	240,656	280,840
05/01/24	5.030%	445,979	525,347

CMO Series 2010-M4 Class A1
06/25/20	2.520%	3,984,943	4,178,504

Government National Mortgage Association(b)
CMO Series 2009-105 Class A
12/16/50	3.456%	3,854,590	3,995,961

CMO Series 2009-114 Class A
12/16/38	3.103%	2,877,703	2,965,882

CMO Series 2009-63 Class A
01/16/38	3.400%	1,985,620	2,056,878

CMO Series 2009-71 Class A
04/16/38	3.304%	2,389,295	2,466,452

CMO Series 2009-90 Class AC
01/16/33	3.137%	862,407	866,824

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-13 Class A
08/16/22	2.461%	2,302,009	2,315,306

CMO Series 2010-141 Class A
08/16/31	1.864%	8,440,870	8,547,816

CMO Series 2010-159 Class A
01/16/33	2.159%	6,394,663	6,506,659

CMO Series 2010-16 Class AB
05/16/33	2.676%	799,835	811,292

CMO Series 2010-18 Class A
12/16/50	3.100%	2,966,328	3,097,264

CMO Series 2010-22 Class AC
12/16/30	2.229%	1,091,478	1,098,879

CMO Series 2010-49 Class A
03/16/51	2.870%	1,213,339	1,241,279

CMO Series 2010-83 Class A
10/16/50	2.021%	2,240,866	2,261,278

CMO Series 2011-109 Class A
07/16/32	2.450%	9,554,666	9,762,252

CMO Series 2011-20 Class A
04/16/32	1.883%	12,268,051	12,433,160

CMO Series 2011-49 Class A
07/16/38	2.450%	12,164,470	12,536,374

CMO Series 2011-53 Class A
12/16/34	2.360%	10,277,090	10,528,437

CMO Series 2011-64 Class A
08/16/34	2.380%	14,260,975	14,578,624

CMO Series 2012-1 Class AB
09/16/33	1.999%	4,082,313	4,168,503

CMO Series 2012-2 Class A
06/16/31	1.862%	4,343,669	4,429,044

CMO Series 2012-55 Class A
08/16/33	1.704%	5,007,155	5,085,956

CMO Series 2012-58 Class A
01/16/40	2.500%	9,202,403	9,549,582

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $128,458,638)			130,863,805

Commercial Mortgage-Backed Securities — Non-Agency 2.1%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(a)(b)
02/13/42	4.933%	180,000	194,392

Citigroup Commercial Mortgage Trust CMO Series 2004-C2 Class A5(b)
10/15/41	4.733%	110,000	116,364

Commercial Mortgage Pass-Through Certificates Series 2006-C8 Class AAB(b)
12/10/46	5.291%	3,503,874	3,607,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GMAC Commercial Mortgage Securities, Inc. CMO Series 2003-C2 Class A2(a)(b)
05/10/40	5.444%	104,975	106,510

GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(a)(b)
08/10/38	5.396%	7,655,000	8,104,916

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-C3 Class A4(b)(g)
02/15/46	4.717%	175,000	204,648

Morgan Stanley Capital I, Inc. Series 2003-IQ6 Class A4(b)
12/15/41	4.970%	339,651	349,376

Morgan Stanley Reremic Trust(a)(b)(g)
Series 2009-GG10 Class A4A
08/12/45	5.789%	1,200,000	1,400,076

Series 2010-GG10 Class A4A
08/15/45	5.789%	800,000	933,384

Motel 6 Trust Series 2012-MTL6 Class A1(b)(g)
10/05/25	1.500%	4,106,667	4,108,040

ORES NPL LLC Series 2012-LV1 Class A(b)(g)
09/25/44	4.000%	7,032,056	7,082,166

SMA 1 LLC Series 2012-LV1 Class A(b)(g)
08/20/25	3.500%	7,500,000	7,528,811

Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(a)(b)
10/15/44	5.240%	30,971	34,282

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $33,695,298)			33,770,165

Asset-Backed Securities — Agency —%
Small Business Administration Participation Certificates Series 2001-20H Class 1
08/01/21	6.340%	85,875	94,989

Total Asset-Backed Securities — Agency
(Cost: $85,875)			94,989

Asset-Backed Securities — Non-Agency 2.8%
Aames Mortgage Investment Trust Series 2005-3 Class A2(a)(g)
08/25/35	0.470%	2,749,371	2,675,764

Access Group, Inc. Series 2007A Class A2(a)
08/25/26	0.442%	2,764,630	2,625,036

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Credit Acceptance Receivables Trust(g)
Series 2012-2 Class A
07/15/16	1.890%	5,593,424	5,635,028

Series 2012-3 Class A
11/15/16	1.640%	6,900,000	6,900,830

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(a)
05/25/36	0.310%	184,139	183,635

Chesapeake Funding LLC Series 2011-2A Class A(a)(g)
04/07/24	1.463%	3,000,000	3,043,239

Encore Credit Receivables Trust Series 2005-4 Class 2A4(a)
01/25/36	0.550%	3,845,606	3,778,281

Exeter Automobile Receivables Trust Series 2012-2A Class B(g)
12/15/17	2.220%	1,850,000	1,850,676

First Investors Auto Owner Trust Series 2011-2A Class A2(g)
08/15/17	2.600%	2,653,235	2,673,481

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	0.808%	1,181,418	1,182,416

RAMP Trust Series 2004-RS8 Class AI4(a)
06/25/32	5.060%	323,781	328,345

SLM Student Loan Trust Series 2012-A Class A1(a)(g)
08/15/25	1.609%	1,824,455	1,847,028

SMART Trust Series 2011-2USA Class A4A(g)
04/14/17	2.310%	6,400,000	6,571,317

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	1,400,000	1,429,356

Sierra Receivables Funding Co. LLC Series 2010-2A Class A(g)
11/20/25	3.840%	1,372,967	1,404,289

Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(a)
06/25/36	0.660%	2,026,747	2,012,037

Total Asset-Backed Securities — Non-Agency
(Cost: $43,583,816)			44,140,758

U.S. Treasury Obligations 1.9%
U.S. Treasury(h)
03/15/15	0.375%	30,000,000	30,060,930

Total U.S. Treasury Obligations
(Cost: $29,888,164)			30,060,930

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

U.S. Government & Agency Obligations 18.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Farm Credit Banks(a)
08/22/13	0.231%	22,000,000	22,007,216
04/21/14	0.246%	13,545,000	13,559,588
06/13/14	0.430%	12,000,000	12,030,192

Federal Home Loan Banks(a)
04/24/14	0.390%	22,300,000	22,345,871

Federal Home Loan Mortgage Corp.
10/15/13	0.375%	69,450,000	69,556,328
08/20/14	1.000%	40,850,000	41,326,638

Federal National Mortgage Association
09/17/13	1.125%	4,220,000	4,248,215
10/26/15	1.625%	81,149,000	83,949,533

Federal National Mortgage Association(a)
03/04/14	0.286%	23,000,000	23,010,507

Private Export Funding Corp. U.S. Government Guaranty
10/15/14	3.050%	4,150,000	4,341,902

Total U.S. Government & Agency Obligations
(Cost: $292,877,852)			296,375,990

Options Purchased Puts 0.3%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 3-Year Interest Rate Swap(i)
	1	2.250	Nov. 2015	2,332,680

Put - OTC 5-Year Interest Rate Swap 7(i)
	1	4.000	Aug. 2017	1,705,760

Total Options Purchased Puts
(Cost: $5,049,500)				4,038,440

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(j)(k)	69,911,812	69,911,812

Total Money Market Funds
(Cost: $69,911,812)		69,911,812

Total Investments
(Cost: $1,975,110,300)		1,986,465,664

Other Assets & Liabilities, Net		(406,275,205)

Net Assets		1,580,190,459

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

U.S. Treasury Long Bond, 20-year	(22)	(3,245,000)	March 2013	44,998	—

U.S. Treasury Note, 5-year	(690)	(85,845,701)	April 2013	47,486	—

U.S. Treasury Note, 10-year	(660)	(87,635,625)	March 2013	287,760	—

Total				380,244	—

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $716, which represents less than 0.01% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $4,674, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 8.188% 07/27/23	04/27/95	1,128
Comfed Savings Bank CMO Series 1987-1 Class A 3.288% 01/25/18	05/07/07	3,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $211,239,369 or 13.37% of net assets.

(h)	At December 31, 2012, investments in securities included securities valued at $1,302,640 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(i)	Purchased swaptions outstanding at December 31, 2012:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)

Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	August 17, 2017	100,000,000	2,202,500	1,705,760

Put - OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	November 2, 2015	300,000,000	2,847,000	2,332,680

Total							5,049,500	4,038,440

(j)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	85,221,990	950,495,010	(965,805,188)	69,911,812	160,091	69,911,812

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,214,352,627	—	1,214,352,627

Residential Mortgage-Backed Securities — Non-Agency	—	83,705,622	79,150,526	162,856,148

Commercial Mortgage-Backed Securities — Agency	—	130,863,805	—	130,863,805

Commercial Mortgage-Backed Securities — Non-Agency	—	33,770,165	—	33,770,165

Asset-Backed Securities — Agency	—	94,989	—	94,989

Asset-Backed Securities — Non-Agency	—	44,140,758	—	44,140,758

U.S. Treasury Obligations	30,060,930	—	—	30,060,930

U.S. Government & Agency Obligations	—	296,375,990	—	296,375,990

Total Bonds	30,060,930	1,803,303,956	79,150,526	1,912,515,412

Other

Options Purchased Puts	—	4,038,440	—	4,038,440

Money Market Funds	69,911,812	—	—	69,911,812

Total Other	69,911,812	4,038,440	—	73,950,252

Investments in Securities	99,972,742	1,807,342,396	79,150,526	1,986,465,664
Derivatives

Assets

Futures Contracts	380,244	—	—	380,244

Total	100,352,986	1,807,342,396	79,150,526	1,986,845,908

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities - Non-Agency ($)
Balance as of December 31, 2011	1,466

Accrued discounts/premiums	40,086

Realized gain (loss)	(54)

Change in unrealized appreciation (depreciation)(a)	510,032

Sales	(3,939,990)

Purchases	82,539,293

Transfers into Level 3	—

Transfers out of Level 3	(307)

Balance as of December 31, 2012	79,150,526

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $510,032.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Residential Backed Mortgage Securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain Residential Mortgage Backed Securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market.Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,905,198,488)	$1,916,553,852

Affiliated issuers (identified cost $69,911,812)	69,911,812

Total investments (identified cost $1,975,110,300)	1,986,465,664

Receivable for:

Investments sold	34,080

Capital shares sold	70,064

Dividends	9,615

Interest	4,554,452

Variation margin on futures contracts	121,913

Prepaid expenses	6,697

Trustees’ deferred compensation plan	25,245

Total assets	1,991,287,730

Liabilities

Disbursements in excess of cash	44,533

Payable for:

Investments purchased on a delayed delivery basis	407,935,240

Capital shares purchased	2,282,115

Investment management fees	479,313

Distribution and/or service fees	39,169

Transfer agent fees	80,292

Administration fees	86,647

Compensation of board members	35,935

Other expenses	88,782

Trustees’ deferred compensation plan	25,245

Total liabilities	411,097,271

Net assets applicable to outstanding capital stock	$1,580,190,459

Represented by

Paid-in capital	$1,567,351,727

Undistributed net investment income	11,536,286

Accumulated net realized loss	(10,433,162)

Unrealized appreciation (depreciation) on:

Investments	11,355,364

Futures contracts	380,244

Total — representing net assets applicable to outstanding capital stock	$1,580,190,459

Class 1

Net assets	$1,243,686,580

Shares outstanding	118,555,772

Net asset value per share	$10.49
Class 2

Net assets	$32,395,007

Shares outstanding	3,095,682

Net asset value per share	$10.46
Class 3

Net assets	$304,108,872

Shares outstanding	28,994,937

Net asset value per share	$10.49

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Operations

Year ended December 31, 2012

Net investment income

Income:

Dividends — affiliated issuers	160,091

Interest	18,413,717

Income from securities lending — net	29,828

Total income	18,603,636

Expenses:

Investment management fees	4,700,984

Distribution and/or service fees

Class 2	81,602

Class 3	396,934

Transfer agent fees

Class 1	575,927

Class 2	19,584

Class 3	190,523

Administration fees	861,270

Compensation of board members	34,693

Custodian fees	32,973

Printing and postage fees	113,335

Professional fees	28,086

Other	30,360

Total expenses	7,066,271

Net investment income	11,537,365

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	12,109,518

Futures contracts	(1,723,370)

Net realized gain	10,386,148

Net change in unrealized appreciation (depreciation) on:

Investments	(1,448,666)

Futures contracts	649,206

Net change in unrealized appreciation (depreciation)	(799,460)

Net realized and unrealized gain	9,586,688

Net increase in net assets resulting from operations	$21,124,053

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$11,537,365	$11,619,367

Net realized gain (loss)	10,386,148	(3,092,676)

Net change in unrealized appreciation (depreciation)	(799,460)	8,761,175

Net increase in net assets resulting from operations	21,124,053	17,287,866

Distributions to shareholders

Net investment income

Class 1	(8,451,671)	(8,016,127)

Class 2	(251,133)	(23,143)

Class 3	(2,914,514)	(3,295,389)

Total distributions to shareholders	(11,617,318)	(11,334,659)

Increase (decrease) in net assets from capital stock activity	337,880,249	73,316,716

Total increase in net assets	347,386,984	79,269,923

Net assets at beginning of year	1,232,803,475	1,153,533,552

Net assets at end of year	$1,580,190,459	$1,232,803,475

Undistributed net investment income	$11,536,286	$11,436,596

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	52,822,495	552,322,207	13,495,591	140,169,843

Fund merger	—	—	2,691,525	27,791,439

Distributions reinvested	814,227	8,451,671	776,756	8,016,127

Redemptions	(17,082,761)	(179,127,241)	(5,664,704)	(58,967,576)

Net increase	36,553,961	381,646,637	11,299,168	117,009,833

Class 2 shares

Subscriptions	744,725	7,769,564	578,525	6,003,554

Fund merger	—	—	3,439,200	35,509,438

Distributions reinvested	24,217	251,133	2,245	23,144

Redemptions	(931,660)	(9,715,414)	(953,136)	(9,889,654)

Net increase (decrease)	(162,718)	(1,694,717)	3,066,834	31,646,482

Class 3 Shares

Subscriptions	2,011,387	21,026,156	2,540,191	26,439,032

Distributions reinvested	280,511	2,914,514	319,012	3,295,389

Redemptions	(6,314,352)	(66,012,341)	(10,117,930)	(105,074,020)

Net increase	(4,022,454)	(42,071,671)	(7,258,727)	(75,339,599)

Total net increase	32,368,789	337,880,249	7,107,275	73,316,716

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.43		$10.38		$10.30

Income from investment operations:

Net investment income	0.10		0.10		0.07

Net realized and unrealized gain	0.08		0.06		0.12

Total from investment operations	0.18		0.16		0.19

Less distributions to shareholders:

Net investment income	(0.12)		(0.11)		(0.11)

Total distributions to shareholders	(0.12)		(0.11)		(0.11)

Net asset value, end of period	$10.49		$10.43		$10.38

Total return	1.69%		1.51%		1.83%

Ratios to average net assets(b)

Total gross expenses	0.50%		0.55%		0.63	%(c)

Total net expenses(d)	0.50%		0.55%		0.63	%(c)

Net investment income	0.92%		1.01%		1.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,243,687		$854,906		$733,781

Portfolio turnover	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.39		$10.36		$10.30

Income from investment operations:

Net investment income	0.07		0.08		0.05

Net realized and unrealized gain	0.08		0.04		0.11

Total from investment operations	0.15		0.12		0.16

Less distributions to shareholders:

Net investment income	(0.08)		(0.09)		(0.10)

Total distributions to shareholders	(0.08)		(0.09)		(0.10)

Net asset value, end of period	$10.46		$10.39		$10.36

Total return	1.47%		1.21%		1.59%

Ratios to average net assets(b)

Total gross expenses	0.75%		0.76%		0.89	%(c)

Total net expenses(d)	0.75%		0.76%		0.89	%(c)

Net investment income	0.65%		0.81%		0.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$32,395		$33,867		$1,985

Portfolio turnover	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66% and 203% for the year ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.42		$10.37		$10.17		$9.95		$10.23

Income from investment operations:

Net investment income (loss)	0.08		0.09		0.12		0.21		0.32
Net realized and unrealized gain (loss)	0.09		0.05		0.18		0.33		(0.58)

Total from investment operations	0.17		0.14		0.30		0.54		(0.26)

Less distributions to shareholders:

Net investment income	(0.10)		(0.09)		(0.10)		(0.32)		(0.02)

Total distributions to shareholders	(0.10)		(0.09)		(0.10)		(0.32)		(0.02)

Net asset value, end of period	$10.49		$10.42		$10.37		$10.17		$9.95

Total return	1.62%		1.38%		3.00%		5.53%		(2.64%)

Ratios to average net assets(a)

Total gross expenses	0.63%		0.68%		0.76%		0.76%		0.79%

Total net expenses(b)	0.63%		0.68%		0.76%		0.76%		0.79%

Net investment income	0.78%		0.87%		1.15%		2.12%		3.19%

Supplemental data

Net assets, end of period (in thousands)	$304,109		$344,031		$417,768		$519,208		$503,080

Portfolio turnover	238	%(c)	92	%(c)	323	%(c)	428	%(c)	314	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 109%, 66%, 203%, 350% and 190% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Short Duration U.S. Government Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are

22	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased option contracts to hedge duration or volatility exposure. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Swaptions

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that

Annual Report 2012	23

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of the swaption are reported as unrealized appreciation or depreciation on swaptions in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from investments in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on swaptions in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value — unaffiliated issuers (for purchased options)	4,038,440
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	380,244	*
Total		4,418,684

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(1,723,370)	193,125	(1,530,245)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	649,206	(1,011,060)	(361,854)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	7,272
Options contracts	3

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of

24	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to

Annual Report 2012	25

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $5,173.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

26	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.590%
Class 2	0.840
Class 3	0.715

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, derivative investments and investments in delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$179,643
Accumulated net realized loss	(179,643)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$11,617,318	$11,334,659

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	13,085,977
Undistributed accumulated long-term gain	—
Accumulated realized loss	(6,657,278)
Unrealized appreciation	6,064,629

Annual Report 2012	27

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes was $1,980,401,035 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,261,926
Unrealized depreciation	(5,197,297)
Net unrealized appreciation	6,064,629

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	6,657,278

For the year ended December 31, 2012, $10,862,188 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $4,004,496,466 and $3,290,103,234, respectively, for the year ended December 31, 2012, of which $3,447,914,462 and $2,980,883,681, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 92.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

28	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Federal Securities Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,167,471,514 and the combined net assets immediately after the acquisition were $1,230,772,391.

The merger was accomplished by a tax-free exchange of 6,515,300 shares of the acquired fund valued at $63,300,877 (including $987,419 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,691,525
Class 2	3,439,200

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net loss on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $12.3 million, $(3.0) million, $9.2 million and $18.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are

Annual Report 2012	29

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Financial Statements (continued)

December 31, 2012

unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Short Duration U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Short Duration U.S. Government Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	31

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

32	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	33

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

			204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

34	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	35

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

36	Annual Report 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Variable Portfolio – Short Duration U.S. Government Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6489 C (3/13)

Annual Report December 31, 2012

Portfolio Navigator Funds

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of a Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in a Fund. Please contact your financial advisor or insurance representative for more information.

Portfolio Navigator Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Conservative Portfolio

Performance Summary

>	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares gained 7.27% for the 12 months ended December 31, 2012.

>	The Fund outperformed its bond benchmark, the Barclays U.S. Aggregate Bond Index, which rose 4.21% during the same period.

>	The Russell 3000 Index, the Fund’s domestic equity benchmark, increased 16.42% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index gained 0.07% during the same period.

>	The MSCI All Country World Index ex-U.S. (Gross), the Fund’s international equity benchmark, increased 17.39% during the same period.

>	The Fund’s Blended Index rose 6.33% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 2	05/07/10	7.27	6.21
Class 4	05/07/10	7.27	6.21
Barclays U.S. Aggregate Bond Index		4.21	5.73
Russell 3000 Index		16.42	12.39
Citigroup 3-Month U.S. Treasury Bill Index		0.07	0.09	*
MSCI All Country World Index ex-U.S. (Gross)		17.39	8.61
Blended Index		6.33	5.96	*

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The MSCI All Country World Index ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (70%); domestic equity — Russell 3000 Index (14%); cash — Citigroup 3-Month U.S. Treasury Bill Index (10%); and international equity — MSCI All Country World Index ex-U.S. (Gross) (6%).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Conservative Portfolio

(Unaudited)

Portfolio Allocation (%) (at December 31, 2012)
Equity Funds	19.9
Global Real Estate	0.5
International	4.2
U.S. Large Cap	10.5
U.S. Mid Cap	3.2
U.S. Small Cap	1.5
Fixed-Income Funds	72.6
Emerging Markets	1.0
Floating Rate	2.8
Global Bond	2.4
High Yield	1.2
Inflation Protected Securities	6.7
Investment Grade	56.8
Multisector	1.7
Alternative Investments	1.9
Money Market Funds	5.6

Percentages indicated are based upon total investments.

4	Annual Report 2012

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Conservative Portfolio

Performance Summary

>	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares gained 8.75% for the 12 months ended December 31, 2012.

>	The Fund outperformed its bond benchmark, the Barclays U.S. Aggregate Bond Index, which rose 4.21% during the same period.

>	The Russell 3000 Index, the Fund’s domestic equity benchmark, increased 16.42% during the same period.

>	The MSCI All Country World Index ex-U.S. (Gross), the Fund’s international equity benchmark, increased 17.39% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index gained 0.07% during the same period.

>	The Fund’s Blended Index rose 8.45% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 2	05/07/10	8.75	6.92
Class 4	05/07/10	8.83	7.02
Barclays U.S. Aggregate Bond Index		4.21	5.73
Russell 3000 Index		16.42	12.39
MSCI All Country World Index ex-U.S. (Gross)		17.39	8.61
Citigroup 3-Month U.S. Treasury Bill Index		0.07	0.09	*
Blended Index		8.45	6.69	*

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (60%); domestic equity — Russell 3000 Index (24.5%); international equity — MSCI All Country World Index ex-U.S. (Gross) (10.5%); and cash — Citigroup 3-Month U.S. Treasury Bill Index (5%).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	5

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

6	Annual Report 2012

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Conservative Portfolio

(Unaudited)

Portfolio Allocation (%) (at December 31, 2012)
Equity Funds	34.7
Global Real Estate	0.8
International	8.7
U.S. Large Cap	17.6
U.S. Mid Cap	5.1
U.S. Small Cap	2.5
Fixed-Income Funds	61.4
Emerging Markets	1.0
Floating Rate	1.4
Global Bond	1.9
High Yield	0.9
Inflation Protected Securities	6.7
Investment Grade	48.5
Multisector	1.0
Alternative Investments	2.0
Money Market Funds	1.9

Percentages indicated are based upon total investments.

Annual Report 2012	7

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderate Portfolio

Performance Summary

>	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares gained 10.87% for the 12 months ended December 31, 2012.

>	The Fund outperformed its bond benchmark, the Barclays U.S. Aggregate Bond Index, which rose 4.21% during the same period.

>	The Russell 3000 Index, the Fund’s domestic equity benchmark, increased 16.42% during the same period.

>	The MSCI All Country World Index ex-U.S. (Gross), the Fund’s international equity benchmark, increased 17.39% during the same period.

>	The Fund’s Blended Index rose 10.56% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 2	05/07/10	10.87	7.96
Class 4	05/07/10	10.86	7.99
Barclays U.S. Aggregate Bond Index		4.21	5.73
Russell 3000 Index		16.42	12.39
MSCI All Country World Index ex-U.S. (Gross)		17.39	8.61
Blended Index		10.56	8.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (50%); domestic equity — Russell 3000 Index (35%); international equity — MSCI All Country World Index ex-U.S. (Gross) (15%).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

8	Annual Report 2012

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	9

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderate Portfolio

(Unaudited)

Portfolio Allocation (%) (at December 31, 2012)
Equity Funds	49.9
Global Real Estate	1.0
International	12.5
U.S. Large Cap	25.2
U.S. Mid Cap	7.4
U.S. Small Cap	3.8
Fixed-Income Funds	47.9
Emerging Markets	1.0
Floating Rate	1.5
Global Bond	2.5
High Yield	2.0
Inflation Protected Securities	6.0
Investment Grade	32.2
Multisector	2.7
Alternative Investments	2.2
Money Market Funds	0.0	(a)

Percentages indicated are based upon total investments.

(a)	Rounds to less than 0.1%.

10	Annual Report 2012

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares gained 12.24% for the 12 months ended December 31, 2012.

>	The Russell 3000 Index, the Fund’s domestic equity benchmark, increased 16.42% during the same period.

>	The Fund outperformed its bond benchmark, the Barclays U.S. Aggregate Bond Index, which rose 4.21% during the same period.

>	The MSCI All Country World Index ex-U.S. (Gross), the Fund’s international equity benchmark, increased 17.39% during the same period.

>	The Fund’s Blended Index rose 12.45% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 2	05/07/10	12.24	8.42
Class 4	05/07/10	12.22	8.49
Russell 3000 Index		16.42	12.39
Barclays U.S. Aggregate Bond Index		4.21	5.73
MSCI All Country World Index ex-U.S. (Gross)		17.39	8.61
Blended Index		12.45	9.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World Index ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (45.5%); bonds — Barclays U.S. Aggregate Bond Index (35%); and international equity — MSCI All Country World Index ex-U.S. (Gross) (19.5%).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	11

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2012

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Aggressive Portfolio

(Unaudited)

Portfolio Allocation (%) (at December 31, 2012)
Equity Funds	64.2
Global Real Estate	1.0
International	16.4
U.S. Large Cap	33.0
U.S. Mid Cap	8.7
U.S. Small Cap	5.1
Fixed-Income Funds	33.4
Emerging Markets	0.7
Floating Rate	1.5
Global Bond	2.5
High Yield	1.3
Inflation Protected Securities	4.0
Investment Grade	21.8
Multisector	1.6
Alternative Investments	2.4
Money Market Funds	0.0	(a)

Percentages indicated are based upon total investments.

(a)	Rounds to less than 0.1%.

Annual Report 2012	13

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares gained 13.71% for the 12 months ended December 31, 2012.

>	The Russell 3000 Index, the Fund’s domestic equity benchmark, increased 16.42% during the same period.

>	The MSCI All Country World Index ex-U.S. (Gross), the Fund’s international equity benchmark, increased 17.39% during the same period.

>	The Fund outperformed its bond benchmark, the Barclays U.S. Aggregate Bond Index, which rose 4.21% during the same period.

>	The Fund’s Blended Index rose 14.32% during the same period.

>	The Fund’s performance is directly attributable to the results of its respective underlying funds.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 2	05/07/10	13.71	8.99
Class 4	05/07/10	13.69	9.06
Russell 3000 Index		16.42	12.39
MSCI All Country World Index ex-U.S. (Gross)		17.39	8.61
Barclays U.S. Aggregate Bond Index		4.21	5.73
Blended Index		14.32	10.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (56%); international equity — MSCI All Country World Index ex-U.S. (Gross) (24%); and bonds — Barclays U.S. Aggregate Bond Index (20%).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2012

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	15

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Aggressive Portfolio

(Unaudited)

Portfolio Allocation (%) (at December 31, 2012)
Equity Funds	79.1
Global Real Estate	1.0
International	20.5
U.S. Large Cap	40.0
U.S. Mid Cap	11.7
U.S. Small Cap	5.9
Fixed-Income Funds	18.3
Emerging Markets	0.3
Floating Rate	1.5
Global Bond	1.6
Inflation Protected Securities	2.3
Investment Grade	11.1
Multisector	1.5
Alternative Investments	2.6
Money Market Funds	0.0	(a)

Percentages indicated are based upon total investments.

(a)	Rounds to less than 0.1%.

16	Annual Report 2012

Portfolio Navigator Funds

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, three of the five Funds outperformed their respective Blended Indices for the 12 months ended December 31, 2012. The Funds’ performance is directly attributable to the results of their respective underlying funds. All returns shown below are for the 12-month period ended December 31, 2012.

During the period, the Funds’ bond benchmark, the Barclays U.S. Aggregate Bond Index, rose 4.21%, the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 16.42%, and the Funds’ international equity benchmark, the MSCI All Country World Index ex-U.S. (Gross), returned 17.39%. The Citigroup 3-Month U.S. Treasury Index, applicable only to Variable Portfolio — Conservative Portfolio and Variable Portfolio — Moderately Conservative Portfolio, returned 0.07%.

•

Variable Portfolio — Conservative Portfolio Class 2 shares returned 7.27%. The Fund outperformed its Blended Index, composed of 70% Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI All Country World Index ex-U.S. (Gross), which returned 6.33%.

•

Variable Portfolio — Moderately Conservative Portfolio Class 2 shares returned 8.75%. The Fund outperformed its Blended Index, composed of 60% Barclays U.S. Aggregate Bond Index, 24.5% Russell 3000 Index, 10.5% MSCI All Country World Index ex-U.S. (Gross) and 5% Citigroup 3-Month U.S. Treasury Bill Index, which returned 8.45%.

•

Variable Portfolio — Moderate Portfolio Class 2 shares returned 10.87%. The Fund outperformed its Blended Index, composed of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI All Country World Index ex-U.S. (Gross), which returned 10.56%.

•

Variable Portfolio — Moderately Aggressive Portfolio Class 2 shares returned 12.24%. The Fund underperformed its Blended Index, composed of 45.5% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index and 19.5% MSCI All Country World Index ex-U.S. (Gross), which returned 12.45%.

•

Variable Portfolio — Aggressive Portfolio returned 13.71%. The Fund underperformed its Blended Index, composed of 56% Russell 3000 Index, 24% MSCI All Country World Index ex-U.S. (Gross) and 20% Barclays U.S. Aggregate Bond Index, which returned 14.32%.

Most Global Financial Markets Saw Rising Asset Prices

Following a particularly volatile year in 2011, 2012 was marked by falling volatility and rising asset prices across most global financial markets. Political uncertainty in the Eurozone faded as the European Central Bank (ECB) pledged to do “whatever it takes” to protect the currency union. In the U.S., economic growth continued to muddle along slowly but positively. The housing market showed renewed signs of life. Further, the labor market in the U.S. firmed, adding just over 1.8 million jobs during the year. This was sufficient to push the unemployment rate down from 8.5% at the start of the year to 7.8% at the end of 2012. Following the presidential election in November, the focus of investors shifted squarely to the then-looming U.S. fiscal cliff of spending cuts and tax increases. At the thirteenth hour, policy makers came to a deal just before markets opened for the new year, pushing some of the toughest budget decisions further into 2013.

Meanwhile, the U.S. Federal Reserve (the Fed) maintained its accommodative stance to monetary policy throughout the year. Indeed, during 2012, the Fed used a

Portfolio Management

Kent Bergene

Colin Lundgren, CFA

Gene Tannuzzo, CFA

Effective February 11, 2013, Jeffrey Knight joined Mr. Bergene in the day-to-day management of the Funds as Lead Portfolio Manager. Mr. Lundgren and Mr. Tannuzzo no longer have any responsibility with regard to the Funds’ Management.

Annual Report 2012	17

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

number of different tools to help keep interest rates low, including extending its maturity extension program (known as Operation Twist), starting a new mortgage-backed securities purchase program (known as QE3) and finally announcing in December 2012 an additional U.S. Treasury purchase program. The Fed also removed its date-based guidance for short-term interest rates. In its place, the Fed stated it expects rates will remain “exceptionally low” until the unemployment rate reaches 6.5%. While interest rates are still expected to remain low for a long time, this so-called “Evans Rule” (named for Charles Evans, president of the Federal Reserve Bank of Chicago) adds some flexibility for the Fed to move sooner should the labor market improve faster than forecast.

Amidst this backdrop of slow but positive growth, declining volatility and accommodative monetary policy, financial markets generally performed quite well. U.S. equity markets posted strong performance during the annual period overall, with the Russell 3000 Index returning 16.42%. International equities gained even more, with the MSCI All Country World Index ex-U.S. advancing 17.39%. High quality fixed income returns were modest by comparison, posting 4.21%, as measured by the Barclays U.S. Aggregate Bond Index. For the 12 months ended December 31, 2012, the yield on the 10-year U.S. Treasury declined 12 basis points (a basis point is 1/100th of a percentage point) to end the year at 1.76%. More credit-sensitive non-Treasury sectors of the bond market outperformed by comparison, as spreads, or risk premiums, tightened. Three-month Treasury bills, a proxy for cash, returned 0.07%, as measured by the Citigroup 3-Month Treasury Bill Index, as the Fed maintained short-term interest rates near zero throughout the year.

Underlying Equity and Fixed Income Funds Generated Mixed Results

During the annual period, the Funds’ underlying equity funds that posted strong relative returns versus their respective benchmark indices were Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — Mondrian International Small Cap Fund and Variable Portfolio — Columbia Wanger International Equities Fund. The following underlying equity funds trailed their respective benchmark indices, thus detracting from the Funds’ relative results — Variable Portfolio — Marsico Growth Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Partners Small Cap Growth Fund and Variable Portfolio — Partners Small Cap Value Fund.

On the fixed income side, the Funds’ underlying funds that posted strong relative returns versus their respective benchmark indices were Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Strategic Income Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — Wells Fargo Short Duration U.S. Government Fund. Conversely, Variable Portfolio — Eaton Vance Floating Rate Income Fund trailed its benchmark index, thus detracting from the Funds’ relative results.

All other underlying funds within the Funds performed within approximately 1% of their respective benchmark returns for the annual period.

Active Management Decisions Drove Portfolio Changes

During the annual period, we added exposure in each of the Funds’ to three new alternative investment strategies, which we expect to improve the Funds’ risk/return profile over time. These include Variable Portfolio — AQR Managed

18	Annual Report 2012

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

Futures Strategy Fund, Variable Portfolio — Eaton Vance Global Macro Advantage Fund and Variable Portfolio — Goldman Sachs Commodity Strategy Fund. In addition, Columbia Variable Portfolio — Select Large-Cap Value Fund, Columbia Variable Portfolio — Contrarian Core Fund and Columbia Variable Portfolio — Emerging Markets Bond Fund were added to the lineup of underlying funds.

As we seek to deliver consistently competitive investment performance over time, there were also a few notable underlying fund subadvisor changes made during the annual period. Victory Capital Management Inc. replaced Goldman Sachs Asset Management, L.P. as subadviser of the now-dubbed Variable Portfolio — Victory Established Value Fund. Sit Investment Associates, Inc. replaced Davis Selected Advisers, L.P. as subadviser of the underlying fund now named the Variable Portfolio — Sit Dividend Growth Fund. Also, BlackRock Financial Management, Inc. replaced Columbia as manager of what is now known as the Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund.

Looking Ahead

The Funds seek to deliver strong risk-adjusted returns over time, with a broad mix of asset classes. The Funds’ management team does not seek to make tactical changes to the Funds’ sector allocations throughout the year. Rather, the team relies on a broad strategic asset allocation mix, along with a strong line-up of investment managers with established track records in their respective asset classes, to strive to deliver strong investment returns above the blended benchmarks. With the help of our independent investment consultant, Morningstar Associates, we constantly monitor both the strategic asset allocation of the Funds, as well as the individual management teams of the underlying funds, to determine if any changes should be made to the Funds’ going forward.

Annual Report 2012	19

Portfolio Navigator Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

20	Annual Report 2012

Portfolio Navigator Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual

Variable Portfolio – Conservative Portfolio
Class 2	1,000.00	1,000.00	1,035.60	1,023.91	1.39	1.38	0.27	4.58	4.55	0.89
Class 4	1,000.00	1,000.00	1,035.60	1,023.91	1.39	1.38	0.27	4.58	4.55	0.89

Variable Portfolio – Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	1,043.70	1,023.91	1.39	1.38	0.27	4.86	4.81	0.94
Class 4	1,000.00	1,000.00	1,044.50	1,023.91	1.40	1.38	0.27	4.86	4.81	0.94

Variable Portfolio – Moderate Portfolio
Class 2	1,000.00	1,000.00	1,055.20	1,023.91	1.40	1.38	0.27	5.19	5.12	1.00
Class 4	1,000.00	1,000.00	1,054.20	1,023.91	1.40	1.38	0.27	5.19	5.12	1.00

Variable Portfolio – Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,061.70	1,023.91	1.41	1.38	0.27	5.37	5.27	1.03
Class 4	1,000.00	1,000.00	1,061.60	1,023.91	1.41	1.38	0.27	5.37	5.27	1.03

Variable Portfolio – Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,069.70	1,023.91	1.41	1.38	0.27	5.60	5.47	1.07
Class 4	1,000.00	1,000.00	1,069.50	1,023.91	1.41	1.38	0.27	5.60	5.47	1.07

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Annual Report 2012	21

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Conservative Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 19.9%
	Shares	Value ($)
Global Real Estate 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	1,419,183	18,293,271

International 4.2%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	908,535	10,956,938

Variable Portfolio — DFA International Value Fund, Class 1(a)	3,993,538	39,416,216

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	3,639,126	42,905,297

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,179,551	14,685,412

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	3,444,951	38,721,249

Total		146,685,112

U.S. Large Cap 10.5%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	3,454,677	49,470,971

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	2,337,525	27,372,417

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	3,735,200	47,997,318

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	1,375,658	18,612,646

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	4,252,911	53,203,921

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	3,598,468	47,499,777

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	4,019,806	53,423,225

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	3,709,081	48,069,692

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	2,322,447	24,873,411

Total		370,523,378

U.S. Mid Cap 3.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	1,531,875	16,145,967

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	533,707	7,349,140

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	1,831,979	21,818,871

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,378,449	32,109,056

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	2,906,496	35,662,707

Total		113,085,741

U.S. Small Cap 1.5%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	958,959	12,514,412

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	2,443,570	40,587,708

Total		53,102,120

Total Equity Funds
(Cost: $599,827,107)		701,689,622

Fixed-Income Funds 72.6%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	3,275,027	35,632,290

Floating Rate 2.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	9,930,711	100,200,878

Global Bond 2.4%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	6,999,480	85,463,648

High Yield 1.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	3,985,306	41,885,567

Inflation Protected Securities 6.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	24,675,603	235,898,768

Investment Grade 56.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	31,941,382	359,659,958

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	25,342,365	270,656,460

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	17,514,698	183,729,177

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	38,235,215	432,057,929

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	37,588,385	417,606,959

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	13,393,098	140,359,672

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	18,797,889	194,182,196

Total		1,998,252,351

Multisector 1.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	6,337,011	59,377,790

Total Fixed-Income Funds
(Cost: $2,463,375,490)		2,556,711,292

Alternative Investments 1.9%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	906,230	9,451,984

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	4,312,341	43,295,902

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	1,255,914	11,968,856

Total Alternative Investments
(Cost: $64,283,788)		64,716,742

Money Market Funds 5.6%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	198,169,234	198,169,234

Total Money Market Funds
(Cost: $198,169,234)		198,169,234

Total Investments in Affiliated Funds
(Cost: $3,325,655,619)		3,521,286,890

Other Assets and Liabilities		(25,534)

Net Assets		3,521,261,356

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	173,785	(173,785)	—	—	—	2	—

Columbia Variable Portfolio — Cash Management Fund	169,894,023	32,134,910	(3,859,699)	—	198,169,234	—	18,159	198,169,234

Columbia Variable Portfolio — Contrarian Core Fund	—	15,189,123	(334,387)	(7,678)	14,847,058	—	—	16,145,967

Columbia Variable Portfolio — Diversified Bond Fund	329,361,403	54,017,465	(29,817,471)	765,911	354,327,308	8,305,001	12,845,072	359,659,958

Columbia Variable Portfolio — Dividend Opportunity Fund	43,305,901	4,709,520	(8,127,077)	1,545,723	41,434,067	—	—	49,470,971

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	33,317,831	(1,174,488)	(6,890)	32,136,453	—	870,315	35,632,290

Columbia Variable Portfolio — Global Bond Fund	82,342,879	12,050,574	(13,689,311)	606,908	81,311,050	402,460	2,356,552	85,463,648

Columbia Variable Portfolio — Income Opportunities Fund	62,363,842	7,913,951	(28,647,934)	(1,689,750)	39,940,109	1,091,651	3,575,786	41,885,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	247,842,011	47,522,436	(38,627,931)	2,200,239	258,936,755	—	6,570,300	270,656,460

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	7,095,757	(96,744)	(1,265)	6,997,748	—	—	7,349,140

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	17,617,663	5,528,790	(5,516,591)	515,569	18,145,431	—	—	21,818,871

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	38,278,628	(13,301,230)	1,298,414	26,275,812	—	—	27,372,417

Columbia Variable Portfolio — Short Duration U.S. Government Fund	97,860,059	85,925,850	(1,499,073)	23,726	182,310,562	—	1,133,662	183,729,177

Columbia Variable Portfolio — Strategic Income Fund	53,838,261	5,187,892	(6,477,092)	712,956	53,262,017	—	2,431,020	59,377,790

Variable Portfolio — American Century Diversified Bond Fund	305,213,252	103,698,246	(2,910,347)	291,886	406,293,037	2,469,973	7,856,160	432,057,929

Variable Portfolio — American Century Growth Fund	40,438,977	5,271,222	(9,379,401)	2,339,393	38,670,191	—	—	47,997,318

Variable Portfolio — AQR Managed Futures Strategy Fund	—	9,343,473	(170,569)	5,524	9,178,428	—	—	9,451,984

Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund	197,001,101	44,041,257	(6,843,919)	119,912	234,318,351	2,539,634	9,292,894	235,898,768

Variable Portfolio — Columbia Wanger International Equities Fund	9,115,474	2,836,993	(1,666,474)	(220,250)	10,065,743	157,746	128,701	10,956,938

Variable Portfolio — Columbia Wanger U.S. Equities Fund	18,619,081	2,267,414	(7,235,879)	1,878,105	15,528,721	—	—	18,612,646

Variable Portfolio — DFA International Value Fund	31,815,483	7,910,446	(2,762,350)	(3,415)	36,960,164	—	781,234	39,416,216

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	107,055,047	15,543,411	(27,952,679)	1,463,385	96,109,164	835,540	5,034,007	100,200,878

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	43,832,697	(1,246,554)	(19,316)	42,566,827	—	—	43,295,902

Variable Portfolio —Goldman Sachs Commodity Strategy Fund	—	14,609,221	(2,016,546)	(54,141)	12,538,534	—	—	11,968,856

Variable Portfolio — Invesco International Growth Fund	37,754,189	10,378,060	(9,799,401)	1,456,569	39,789,417	700,387	480,353	42,905,297

Variable Portfolio — J.P. Morgan Core Bond Fund	285,878,233	111,180,037	(1,965,161)	183,218	395,276,327	883,398	8,508,450	417,606,959

Variable Portfolio — Jennison Mid Cap Growth Fund	30,139,331	3,948,003	(10,644,531)	2,646,791	26,089,594	—	—	32,109,056

Variable Portfolio — Marsico Growth Fund	40,420,861	5,582,190	(8,430,870)	2,048,403	39,620,584	—	—	47,499,777

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — MFS Value Fund	42,500,399	5,117,301	(5,763,462)	1,154,039	43,008,277	—	—	53,203,921

Variable Portfolio — Mondrian International Small Cap Fund	15,229,200	5,610,530	(6,780,563)	(735,808)	13,323,359	648,667	295,905	14,685,412

Variable Portfolio — Morgan Stanley Global Real Estate Fund	16,840,022	9,642,511	(9,939,211)	4,662	16,547,984	266,131	52,466	18,293,271

Variable Portfolio — NFJ Dividend Value Fund	41,103,574	4,870,102	(4,778,717)	1,128,826	42,323,785	—	—	53,423,225

Variable Portfolio —Nuveen Winslow Large Cap Growth Fund	41,259,325	5,410,167	(8,287,067)	2,231,888	40,614,313	—	—	48,069,692

Variable Portfolio — Partners Small Cap Growth Fund	11,040,856	1,786,104	(2,633,383)	644,267	10,837,844	—	—	12,514,412

Variable Portfolio — Partners Small Cap Value Fund	32,598,700	5,337,090	(5,156,375)	1,057,522	33,836,937	—	—	40,587,708

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	108,721,650	31,330,224	(2,098,190)	127,160	138,080,844	2,004,160	2,201,324	140,359,672

Variable Portfolio — Pyramis® International Equity Fund	37,117,069	5,358,233	(8,061,061)	845,321	35,259,562	526,057	703,791	38,721,249

Variable Portfolio — Sit Dividend Growth Fund	26,115,033	2,342,115	(8,063,031)	1,360,784	21,754,901	—	—	24,873,411

Variable Portfolio — Victory Established Value Fund	22,939,201	5,510,647	(667,646)	113,411	27,895,613	—	—	35,662,707

Variable Portfolio — Wells Fargo Short Duration Government Fund	151,573,020	41,194,943	(1,755,587)	61,138	191,073,514	1,202,762	1,867,740	194,182,196

Total	2,754,915,120	852,999,149	(308,351,787)	26,093,137	3,325,655,619	22,033,567	67,003,893	3,521,286,890

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	3,521,286,890	—	—	3,521,286,890

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 34.7%
	Shares	Value ($)
Global Real Estate 0.8%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	4,049,695	52,200,568

International 8.7%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	2,168,929	35,093,269

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	5,111,573	61,645,569

Variable Portfolio — DFA International Value Fund, Class 1(a)	13,709,562	135,313,374

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	15,771,934	185,951,103

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	3,634,987	45,255,589

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	10,376,789	116,635,109

Total		579,894,013

U.S. Large Cap 17.6%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	11,344,221	162,449,242

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,218,953	49,403,948

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	12,269,635	157,664,811

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,875,729	65,968,610

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	13,705,629	171,457,417

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	11,838,591	156,269,402

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	12,935,531	171,913,204

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	12,170,843	157,734,125

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	7,568,458	81,058,188

Total		1,173,918,947

U.S. Mid Cap 5.1%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	5,079,628	53,539,274

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	1,436,443	19,779,827

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	6,266,118	74,629,468

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	7,458,811	100,693,942

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	7,210,192	88,469,050

Total		337,111,561

U.S. Small Cap 2.5%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	3,537,686	46,166,806

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	7,459,320	123,899,305

Total		170,066,111

Total Equity Funds (Cost: $1,860,862,526)		2,313,191,200

Fixed-Income Funds 61.4%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	6,139,481	66,797,556

Floating Rate 1.4%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	9,149,235	92,315,778

Global Bond 1.9%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	10,023,526	122,387,248

High Yield 0.9%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,726,400	60,184,465

Inflation Protected Securities 6.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	46,855,154	447,935,277

Investment Grade 48.5%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	45,799,364	515,700,840

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	49,456,973	528,200,476

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	25,215,964	264,515,460

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	54,428,465	615,041,656

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	53,169,064	590,708,299

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	31,164,540	326,604,375

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	37,837,921	390,865,727

Total		3,231,636,833

Multisector 1.0%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	6,733,600	63,093,827

Total Fixed-Income Funds (Cost: $3,929,710,408)		4,084,350,984

Alternative Investments 2.0%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	3,327,708	34,707,996

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	6,548,733	65,749,276

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	3,572,180	34,042,880

Total Alternative Investments (Cost: $134,130,914)		134,500,152

Money Market Funds 1.9%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	125,978,390	125,978,390

Total Money Market Funds (Cost: $125,978,390)		125,978,390

Total Investments in Affiliated Funds (Cost: $6,050,682,238)		6,658,020,726

Other Assets and Liabilities		(40,458)

Net Assets		6,657,980,268

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,833,651	(1,833,651)	—	—	—	20	—

Columbia Variable Portfolio — Cash Management Fund	112,963,147	18,799,034	(5,783,791)	—	125,978,390	—	12,292	125,978,390

Columbia Variable Portfolio — Contrarian Core Fund	—	50,252,529	(1,121,947)	(3,639)	49,126,943	—	—	53,539,274

Columbia Variable Portfolio — Diversified Bond Fund	499,724,166	66,890,248	(57,989,660)	1,434,639	510,059,393	12,839,705	19,858,749	515,700,840

Columbia Variable Portfolio — Dividend Opportunity Fund	138,059,382	5,775,556	(20,006,527)	3,590,740	127,419,151	—	—	162,449,242

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	67,266,691	(7,250,678)	331,691	60,347,704	—	1,666,919	66,797,556

Columbia Variable Portfolio — Emerging Markets Fund	29,390,160	4,338,656	(2,843,741)	223,092	31,108,167	742,554	174,297	35,093,269

Columbia Variable Portfolio — Global Bond Fund	117,234,755	16,468,053	(20,130,124)	938,947	114,511,631	619,100	3,549,136	122,387,248

Columbia Variable Portfolio — Income Opportunities Fund	91,663,464	10,062,977	(40,832,997)	(2,800,383)	58,093,061	1,642,826	5,381,202	60,184,465

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	500,719,941	68,293,199	(71,674,191)	4,056,817	501,395,766	—	14,158,690	528,200,476

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	19,102,720	(218,758)	866	18,884,828	—	—	19,779,827

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	78,094,085	3,210,750	(27,267,124)	5,387,679	59,425,390	—	—	74,629,468

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	45,477,056	(2,355,831)	42,989	43,164,214	—	—	49,403,948

Columbia Variable Portfolio — Short Duration U.S. Government Fund	165,738,445	99,546,520	(3,175,401)	50,172	262,159,736	—	2,004,883	264,515,460

Columbia Variable Portfolio — Strategic Income Fund	55,140,013	6,666,272	(6,154,773)	739,821	56,391,333	—	2,756,802	63,093,827

Variable Portfolio — American Century Diversified Bond Fund	468,236,119	111,803,572	(8,495,956)	913,911	572,457,646	3,900,844	12,407,283	615,041,656

Variable Portfolio — American Century Growth Fund	120,585,140	9,009,244	(11,976,740)	2,690,830	120,308,474	—	—	157,664,811

Variable Portfolio — AQR Managed Futures Strategy Fund	—	34,570,606	(630,675)	16,319	33,956,250	—	—	34,707,996

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	391,461,469	70,807,648	(15,079,856)	237,553	447,426,814	5,230,262	19,138,297	447,935,277

Variable Portfolio — Columbia Wanger International Equities Fund	51,211,710	5,102,131	(4,600,992)	532,828	52,245,677	978,083	777,626	61,645,569

Variable Portfolio — Columbia Wanger U.S. Equities Fund	52,261,134	2,783,141	(7,341,308)	1,343,919	49,046,886	—	—	65,968,610

Variable Portfolio — DFA International Value Fund	122,392,740	14,518,219	(11,204,177)	(618,997)	125,087,785	—	2,857,521	135,313,374

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	110,062,383	10,380,993	(33,861,191)	1,830,990	88,413,175	814,242	4,905,688	92,315,778

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	65,356,184	(592,965)	(5,109)	64,758,110	—	—	65,749,276

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	35,480,335	(60,715)	(3,066)	35,416,554	—	—	34,042,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Invesco International Growth Fund	148,489,881	18,430,268	(11,241,351)	1,226,903	156,905,701	3,426,749	2,303,344	185,951,103

Variable Portfolio — J.P. Morgan Core Bond Fund	417,477,127	139,231,654	(1,814,628)	178,380	555,072,533	1,379,822	13,289,763	590,708,299

Variable Portfolio — Jennison Mid Cap Growth Fund	84,945,459	4,634,506	(18,907,252)	4,232,477	74,905,190	—	—	100,693,942

Variable Portfolio — Marsico Growth Fund	121,688,568	10,158,858	(11,419,859)	2,532,557	122,960,124	—	—	156,269,402

Variable Portfolio — MFS Value Fund	140,150,537	3,722,310	(15,584,151)	2,657,700	130,946,396	—	—	171,457,417

Variable Portfolio — Mondrian International Small Cap Fund	35,188,670	5,997,389	(4,443,840)	745,249	37,487,468	2,191,118	977,518	45,255,589

Variable Portfolio — Morgan Stanley Global Real Estate Fund	41,575,948	3,039,177	(5,291,997)	740,165	40,063,293	825,140	162,705	52,200,568

Variable Portfolio — NFJ Dividend Value Fund	133,555,028	4,129,197	(13,877,994)	2,904,491	126,710,722	—	—	171,913,204

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	124,227,680	9,911,258	(11,475,952)	2,665,949	125,328,935	—	—	157,734,125

Variable Portfolio — Partners Small Cap Growth Fund	37,505,850	1,925,294	(5,503,137)	1,579,439	35,507,446	—	—	46,166,806

Variable Portfolio — Partners Small Cap Value Fund	92,795,401	7,928,905	(2,673,641)	379,502	98,430,167	—	—	123,899,305

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	266,833,514	58,047,950	(5,268,755)	362,339	319,975,048	5,162,066	5,669,899	326,604,375

Variable Portfolio — Pyramis® International Equity Fund	99,646,111	11,325,302	(12,062,542)	878,049	99,786,920	1,694,858	2,245,930	116,635,109

Variable Portfolio — Sit Dividend Growth Fund	97,368,221	2,332,750	(39,593,251)	6,365,109	66,472,829	—	—	81,058,188

Variable Portfolio — Victory Established Value Fund	54,026,807	16,239,085	(881,820)	155,751	69,539,823	—	—	88,469,050

Variable Portfolio — Wells Fargo Short Duration Government Fund	324,858,001	63,138,469	(4,767,017)	177,112	383,406,565	2,681,789	4,164,484	390,865,727

Total	5,325,271,056	1,203,988,357	(527,290,956)	48,713,781	6,050,682,238	44,129,158	118,463,048	6,658,020,726

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	6,658,020,726	—	—	6,658,020,726

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderate Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 49.9%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	17,524,989	225,897,105

International 12.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	17,589,393	284,596,374

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	23,000,968	277,391,673

Variable Portfolio — DFA International Value Fund, Class 1(a)	69,679,179	687,733,504

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	72,922,841	859,760,297

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	12,526,057	155,949,410

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	40,147,713	451,260,294

Total		2,716,691,552

U.S. Large Cap 25.2%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	52,582,224	752,977,449

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	19,678,184	230,431,533

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	57,004,114	732,502,868

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	21,893,263	296,215,846

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	63,726,676	797,220,717

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	54,910,780	724,822,304

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	60,027,930	797,771,186

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	56,670,517	734,449,898

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	36,243,651	388,169,499

Total		5,454,561,300

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 7.4%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	21,697,608	228,692,785

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	7,170,748	98,741,194

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	30,575,559	364,154,906

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	34,304,317	463,108,286

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	36,581,622	448,856,502

Total		1,603,553,673

U.S. Small Cap 3.8%

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	15,198,633	198,342,169

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	38,108,857	632,988,111

Total		831,330,280

Total Equity Funds
(Cost: $8,655,805,407)		10,832,033,910

Fixed-Income Funds 47.9%
Emerging Markets 1.0%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	19,864,543	216,126,223

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	31,805,825	320,920,776

Global Bond 2.5%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	44,116,179	538,658,552

High Yield 2.0%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	41,521,404	436,389,953

Inflation Protected Securities 6.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	136,685,761	1,306,715,875

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 32.2%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	97,993,021	1,103,401,412

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	119,601,645	1,277,345,565

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	43,412,020	455,392,090

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	110,005,019	1,243,056,717

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	111,783,962	1,241,919,818

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	66,592,893	697,893,519

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	93,979,682	970,810,121

Total		6,989,819,242

Multisector 2.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	61,234,878	573,770,805

Total Fixed-Income Funds (Cost: $9,938,440,581)		10,382,401,426

Alternative Investments 2.2%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	15,604,754	162,757,587

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	15,890,570	159,541,316

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	16,156,695	153,973,304

Total Alternative Investments (Cost: $474,574,874)		476,272,207

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	17,048	17,048

Total Money Market Funds (Cost: $17,048)		17,048

Total Investments in Affiliated Funds (Cost: $19,068,837,910)		21,690,724,591

Other Assets and Liabilities		(14,039)

Net Assets		21,690,710,552

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,686,281	(1,686,281)	—	—	—	52	—

Columbia Variable Portfolio — Cash Management Fund	317,035	21	(300,008)	—	17,048	—	14	17,048

Columbia Variable Portfolio — Contrarian Core Fund	—	212,608,870	(3,792,329)	9,767	208,826,308	—	—	228,692,785

Columbia Variable Portfolio — Diversified Bond Fund	1,111,101,072	138,019,482	(163,058,726)	4,141,740	1,090,203,568	27,668,166	42,793,442	1,103,401,412

Columbia Variable Portfolio — Dividend Opportunity Fund	625,519,165	5,559,884	(59,742,745)	11,413,023	582,749,327	—	—	752,977,449

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	217,350,020	(23,693,945)	1,129,390	194,785,465	—	5,466,472	216,126,223

Columbia Variable Portfolio — Emerging Markets Fund	250,875,796	31,088,614	(31,639,011)	1,410,037	251,735,436	6,375,717	1,466,353	284,596,374

Columbia Variable Portfolio — Global Bond Fund	549,928,457	76,755,700	(127,464,412)	6,228,494	505,448,239	2,821,086	16,545,245	538,658,552

Columbia Variable Portfolio — Income Opportunities Fund	630,343,767	66,620,792	(249,194,937)	(17,528,298)	430,241,324	11,844,245	38,796,739	436,389,953

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund	1,247,039,587	136,007,900	(182,699,414)	10,354,136	1,210,702,209	—	35,733,589	1,277,345,565

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	94,829,659	(645,147)	8,681	94,193,193	—	—	98,741,194

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	347,953,046	7,015,851	(88,520,195)	15,890,435	282,339,137	—	—	364,154,906

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	211,762,699	(10,550,227)	403,240	201,615,712	—	—	230,431,533

Columbia Variable Portfolio — Short Duration U.S. Government Fund	332,224,796	251,403,414	(133,292,898)	1,749,336	452,084,648	—	2,681,936	455,392,090

Columbia Variable Portfolio — Strategic Income Fund	559,757,685	43,215,164	(106,848,187)	12,217,978	508,342,640	—	25,712,117	573,770,805

Variable Portfolio — American Century Diversified Bond Fund	1,064,336,071	117,643,752	(42,515,438)	4,567,818	1,144,032,203	8,614,036	27,398,371	1,243,056,717

Variable Portfolio — American Century Growth Fund	613,342,627	6,038,511	(92,487,101)	19,988,484	546,882,521	—	—	732,502,868

Variable Portfolio — AQR Managed Futures Strategy Fund	—	159,252,467	(488,531)	16,100	158,780,036	—	—	162,757,587

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	1,298,283,985	139,416,774	(133,939,688)	1,698,554	1,305,459,625	16,011,023	58,586,688	1,306,715,875

Variable Portfolio — Columbia Wanger International Equities Fund	239,654,626	21,352,028	(30,853,197)	3,768,847	233,922,304	4,645,273	3,630,491	277,391,673

Variable Portfolio — Columbia Wanger U.S. Equities Fund	230,535,498	6,394,684	(22,910,590)	4,958,456	218,978,048	—	—	296,215,846

Variable Portfolio — DFA International Value Fund	617,377,516	112,704,263	(81,171,404)	(5,150,611)	643,759,764	—	15,047,490	687,733,504

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	375,073,175	47,517,540	(121,530,561)	6,613,507	307,673,661	2,864,809	17,260,050	320,920,776

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	158,047,649	(735,725)	(3,584)	157,308,340	—	—	159,541,316

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	158,917,671	(410,676)	(20,496)	158,486,499	—	—	153,973,304

Variable Portfolio — Invesco International Growth Fund	724,389,917	75,813,937	(83,181,649)	9,008,388	726,030,593	16,626,316	11,154,493	859,760,297

Variable Portfolio — J.P. Morgan Core Bond Fund	1,025,825,389	147,901,874	(24,538,485)	2,579,148	1,151,767,926	3,083,769	29,701,333	1,241,919,818

Variable Portfolio — Jennison Mid Cap Growth Fund	326,784,646	19,758,703	(6,641,522)	1,627,803	341,529,630	—	—	463,108,286

Variable Portfolio — Marsico Growth Fund	608,565,369	8,042,421	(75,829,502)	18,012,594	558,790,882	—	—	724,822,304

Variable Portfolio — MFS Value Fund	657,140,229	8,693,021	(71,244,736)	12,706,344	607,294,858	—	—	797,220,717

Variable Portfolio — Mondrian International Small Cap Fund	129,207,741	17,777,401	(21,349,698)	3,297,584	128,933,028	8,074,715	3,538,823	155,949,410

Variable Portfolio — Morgan Stanley Global Real Estate Fund	190,292,197	10,947,366	(32,369,473)	4,640,611	173,510,701	3,759,594	737,412	225,897,105

Variable Portfolio — NFJ Dividend Value Fund	625,077,674	10,352,918	(68,638,496)	15,539,588	582,331,684	—	—	797,771,186

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	625,309,156	15,864,046	(79,268,420)	17,724,901	579,629,683	—	—	734,449,898

Variable Portfolio — Partners Small Cap Growth Fund	145,232,450	9,399,179	(8,790,798)	2,073,786	147,914,617	—	—	198,342,169

Variable Portfolio — Partners Small Cap Value Fund	487,180,516	27,249,692	(17,024,241)	2,550,874	499,956,841	—	—	632,988,111

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	560,843,113	125,937,898	(3,021,268)	152,924	683,912,667	11,784,834	12,944,199	697,893,519

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Pyramis® International Equity Fund	427,239,623	36,858,284	(82,621,065)	5,529,767	387,006,609	6,993,643	9,179,172	451,260,294

Variable Portfolio — Sit Dividend Growth Fund	492,569,760	3,984,578	(215,920,396)	34,080,160	314,714,102	—	—	388,169,499

Variable Portfolio — Victory Established Value Fund	341,355,576	12,374,205	(13,413,170)	2,843,817	343,160,428	—	—	448,856,502

Variable Portfolio — Wells Fargo Short Duration Government Fund	745,181,337	212,447,983	(3,964,843)	121,929	953,786,406	7,088,945	11,008,247	970,810,121

Total	18,205,858,597	3,164,613,196	(2,517,989,135)	216,355,252	19,068,837,910	138,256,171	369,382,728	21,690,724,591

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2012

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	21,690,724,591	—	—	21,690,724,591

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 64.2%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	9,762,315	125,836,236

International 16.4%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	11,991,752	194,026,551

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	13,963,523	168,400,090

Variable Portfolio — DFA International Value Fund, Class 1(a)	50,086,670	494,355,427

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	54,315,137	640,375,463

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	7,863,345	97,898,650

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	37,843,887	425,365,290

Total		2,020,421,471

U.S. Large Cap 33.0%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	39,491,432	565,517,306

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	14,533,036	170,181,851

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	42,308,097	543,659,043

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	18,812,160	254,528,530

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	47,204,940	590,533,798

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	41,377,401	546,181,701

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	44,174,820	587,083,355

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	41,927,605	543,381,759

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	26,490,741	283,715,837

Total		4,084,783,180

U.S. Mid Cap 8.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	16,148,480	170,204,984

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	4,975,116	68,507,343

Equity Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	21,724,284	258,736,223

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	22,187,711	299,534,096

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	22,394,313	274,778,217

Total		1,071,760,863

U.S. Small Cap 5.1%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	14,331,867	187,030,875

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	26,756,616	444,427,389

Total		631,458,264

Total Equity Funds (Cost: $6,384,079,886)		7,934,260,014

Fixed-Income Funds 33.4%
Emerging Markets 0.7%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	8,030,469	87,371,503

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	18,225,062	183,890,876

Global Bond 2.5%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	25,084,080	306,276,611

High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	14,897,733	156,575,179

Inflation Protected Securities 4.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	51,872,694	495,902,955

Investment Grade 21.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	35,086,284	395,071,565

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	46,272,510	494,190,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	37

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	24,736,479	259,485,665

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	40,370,865	456,190,780

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	38,258,052	425,046,956

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	23,117,232	242,268,588

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	41,574,125	429,460,709

Total		2,701,714,668

Multisector 1.6%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	21,802,528	204,289,685

Total Fixed-Income Funds (Cost: $3,981,059,455)		4,136,021,477

Alternative Investments 2.4%
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	12,247,788	127,744,426

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	6,095,785	61,201,681

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	11,289,550	107,589,412

Total Alternative Investments (Cost: $295,836,271)		296,535,519

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	1,004	1,004

Total Money Market Funds (Cost: $1,004)		1,004

Total Investments in Affiliated Funds (Cost: $10,660,976,616)		12,366,818,014

Other Assets and Liabilities		(40,472)

Net Assets		12,366,777,542

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	399,575	(399,575)	—	—	—	25	—

Columbia Variable Portfolio — Cash Management Fund	14	1,004	(14)	—	1,004	—	—	1,004

Columbia Variable Portfolio — Contrarian Core Fund	—	164,254,836	(9,132,113)	(4,489)	155,118,234	—	—	170,204,984

Columbia Variable Portfolio — Diversified Bond Fund	557,172,794	37,804,888	(212,078,923)	5,158,932	388,057,691	10,221,038	15,808,543	395,071,565

Columbia Variable Portfolio — Dividend Opportunity Fund	514,943,317	505,834	(91,757,405)	16,943,057	440,634,803	—	—	565,517,306

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	90,645,658	(12,126,800)	356,723	78,875,581	—	2,217,313	87,371,503

Columbia Variable Portfolio — Emerging Markets Fund	180,876,687	20,664,230	(28,493,322)	423,145	173,470,740	4,472,454	1,020,713	194,026,551

Columbia Variable Portfolio — Global Bond Fund	340,827,660	25,286,294	(83,675,484)	4,625,300	287,063,770	1,670,387	9,709,420	306,276,611

Columbia Variable Portfolio — Income Opportunities Fund	257,607,025	19,083,233	(115,825,603)	(7,388,414)	153,476,241	4,291,894	14,058,431	156,575,179

Columbia Variable Portfolio — Limited Duration Credit Fund	538,690,139	28,650,946	(104,752,732)	6,004,636	468,592,989	—	14,258,044	494,190,405

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	68,622,784	(3,407,509)	31,099	65,246,374	—	—	68,507,343

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	245,898,474	316,263	(57,807,082)	9,849,654	198,257,309	—	—	258,736,223

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	170,055,475	(22,525,550)	836,300	148,366,225	—	—	170,181,851

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Short Duration U.S. Government Fund	203,827,335	86,813,079	(33,961,527)	440,029	257,118,916	—	2,087,431	259,485,665

Columbia Variable Portfolio — Strategic Income Fund	227,543,558	10,179,139	(62,651,305)	7,197,412	182,268,804	—	9,239,303	204,289,685

Variable Portfolio — American Century Diversified Bond Fund	311,708,228	133,162,538	(18,441,939)	1,805,527	428,234,354	3,265,553	10,386,632	456,190,780

Variable Portfolio — American Century Growth Fund	525,817,761	517,679	(149,767,092)	31,584,054	408,152,402	—	—	543,659,043

Variable Portfolio — AQR Managed Futures Strategy Fund	—	126,954,563	(2,445,997)	96,465	124,605,031	—	—	127,744,426

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	545,697,913	42,056,896	(93,983,009)	647,801	494,419,601	6,382,138	23,353,181	495,902,955

Variable Portfolio — Columbia Wanger International Equities Fund	155,750,046	11,774,039	(27,654,085)	3,293,772	143,163,772	2,950,092	2,280,793	168,400,090

Variable Portfolio — Columbia Wanger U.S. Equities Fund	216,830,778	302,953	(36,854,148)	8,119,789	188,399,372	—	—	254,528,530

Variable Portfolio — DFA International Value Fund	493,050,255	73,752,128	(88,714,555)	(6,368,720)	471,719,108	—	11,124,624	494,355,427

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	231,783,026	12,755,024	(72,285,397)	3,922,327	176,174,980	1,652,174	9,954,104	183,890,876

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	63,619,075	(3,095,130)	(26,298)	60,497,647	—	—	61,201,681

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	111,324,051	(562,985)	(27,473)	110,733,593	—	—	107,589,412

Variable Portfolio — Invesco International Growth Fund	581,874,245	46,661,548	(95,344,008)	9,822,342	543,014,127	12,997,363	8,676,507	640,375,463

Variable Portfolio — J.P. Morgan Core Bond Fund	205,193,786	219,175,405	(16,646,627)	1,577,106	409,299,670	1,088,440	10,483,317	425,046,956

Variable Portfolio — Jennison Mid Cap Growth Fund	249,923,473	290,857	(38,724,946)	8,773,032	220,262,416	—	—	299,534,096

Variable Portfolio — Marsico Growth Fund	525,801,689	511,704	(129,836,909)	29,054,719	425,531,203	—	—	546,181,701

Variable Portfolio — MFS Value Fund	539,855,685	522,441	(107,382,688)	20,637,812	453,633,250	—	—	590,533,798

Variable Portfolio — Mondrian International Small Cap Fund	87,875,877	10,511,860	(21,552,001)	3,186,025	80,021,761	5,470,709	2,368,927	97,898,650

Variable Portfolio — Morgan Stanley Global Real Estate Fund	115,805,519	3,562,187	(26,826,767)	3,814,289	96,355,228	2,193,641	429,629	125,836,236

Variable Portfolio — NFJ Dividend Value Fund	506,901,115	522,140	(100,443,447)	23,868,542	430,848,350	—	—	587,083,355

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	542,577,515	517,679	(138,452,952)	30,469,248	435,111,490	—	—	543,381,759

Variable Portfolio — Partners Small Cap Growth Fund	170,014,016	154,204	(41,732,523)	11,542,277	139,977,974	—	—	187,030,875

Variable Portfolio — Partners Small Cap Value Fund	395,286,958	397,134	(51,085,475)	6,976,500	351,575,117	—	—	444,427,389

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	227,168,188	26,100,402	(17,104,320)	916,398	237,080,668	4,187,272	4,599,206	242,268,588

Variable Portfolio — Pyramis® International Equity Fund	412,590,072	39,787,769	(87,871,942)	5,971,019	370,476,918	6,849,893	8,861,139	425,365,290

Variable Portfolio — Sit Dividend Growth Fund	412,467,616	316,756	(214,183,195)	33,976,753	232,577,930	—	—	283,715,837

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	39

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Victory Established Value Fund	244,208,450	197,647	(39,752,256)	7,511,943	212,165,784	—	—	274,778,217

Variable Portfolio — Wells Fargo Short Duration Government Fund	440,273,639	25,492,784	(47,038,659)	1,668,425	420,396,189	3,191,378	4,955,812	429,460,709

Total	11,205,842,853	1,674,224,701	(2,506,377,996)	287,287,058	10,660,976,616	70,884,426	165,873,094	12,366,818,014

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	12,366,818,014	—	—	12,366,818,014

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	41

Portfolio Navigator Funds

Investments in Affiliated Funds

Variable Portfolio – Aggressive Portfolio

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 79.1%
	Shares	Value ($)
Global Real Estate 1.0%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	2,523,891	32,532,954

International 20.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	4,020,034	65,044,146

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	5,314,979	64,098,641

Variable Portfolio — DFA International Value Fund, Class 1(a)	16,330,100	161,178,091

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	16,916,694	199,447,825

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	2,973,930	37,025,432

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	10,831,478	121,745,816

Total		648,539,951

U.S. Large Cap 40.0%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	12,259,503	175,556,084

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,454,695	52,164,477

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	13,262,544	170,423,688

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	5,596,682	75,723,108

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	14,666,834	183,482,095

Variable Portfolio — Marsico Growth Fund, Class 1(a)(b)	12,952,524	170,973,314

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	13,758,443	182,849,708

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	13,169,533	170,677,149

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	7,966,054	85,316,435

Total		1,267,166,058

U.S. Mid Cap 11.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	5,058,761	53,319,340

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	1,629,960	22,444,554

Equity Funds (continued)
	Shares	Value ($)

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	6,882,503	81,970,608

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	8,059,303	108,800,596

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	8,397,903	103,042,264

Total		369,577,362

U.S. Small Cap 5.9%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	3,550,081	46,328,556

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	8,434,721	140,100,717

Total		186,429,273

Total Equity Funds (Cost: $2,018,304,397)		2,504,245,598

Fixed-Income Funds 18.3%
Emerging Markets 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	1,017,605	11,071,542

Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	4,672,116	47,141,647

Global Bond 1.6%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	4,090,430	49,944,146

Inflation Protected Securities 2.3%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	7,614,616	72,795,732

Investment Grade 11.1%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	4,043,821	45,533,423

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	5,887,736	62,881,020

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	2,974,454	31,202,021

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	4,870,858	55,040,694

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Fixed-Income Funds (continued)
	Shares	Value ($)

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	4,949,162	54,985,189

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	3,074,947	32,225,446

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	6,837,442	70,630,783

Total		352,498,576

Multisector 1.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	5,088,572	47,679,918

Total Fixed-Income Funds (Cost: $561,102,121)		581,131,561

Alternative Investments 2.6%
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)(b)	3,941,336	41,108,142

Variable Portfolio — Eaton Vance Global Macro Advantage Fund, Class 1(a)(b)	785,124	7,882,643

Variable Portfolio — Goldman Sachs Commodity Strategy Fund(a)(b)	3,468,192	33,051,869

Total Alternative Investments (Cost: $81,991,911)		82,042,654

Money Market Funds —%
	Shares	Value ($)
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	998	998

Total Money Market Funds (Cost: $998)		998

Total Investments in Affiliated Funds
(Cost: $2,661,399,427)		3,167,420,811

Other Assets and Liabilities		(31,365)

Net Assets		3,167,389,446

Notes to Investments in Affiliated Funds

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	847,731	(847,731)	—	—	—	23	—

Columbia Variable Portfolio — Cash Management Fund	9	1,003	(14)	—	998	—	—	998

Columbia Variable Portfolio — Contrarian Core Fund	—	51,420,456	(2,851,290)	21,542	48,590,708	—	—	53,319,340

Columbia Variable Portfolio — Diversified Bond Fund	53,451,602	5,553,967	(14,605,743)	182,667	44,582,493	1,229,473	1,901,586	45,533,423

Columbia Variable Portfolio — Dividend Opportunity Fund	158,808,095	198,352	(26,499,505)	4,531,024	137,037,966	—	—	175,556,084

Columbia Variable Portfolio — Emerging Markets Bond Fund	—	13,187,385	(3,176,031)	36,186	10,047,540	—	278,495	11,071,542

Columbia Variable Portfolio — Emerging Markets Fund	62,508,885	5,895,455	(10,559,989)	308,741	58,153,092	1,525,076	346,661	65,044,146

Columbia Variable Portfolio — Global Bond Fund	58,630,760	4,746,377	(17,523,953)	1,079,341	46,932,525	284,654	1,660,715	49,944,146

Columbia Variable Portfolio — Limited Duration Credit Fund	77,527,856	4,924,536	(24,007,560)	1,385,024	59,829,856	—	1,831,073	62,881,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	43

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	—	22,201,930	(818,682)	8,483	21,391,731	—	—	22,444,554

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund	80,728,117	122,558	(21,566,238)	3,521,985	62,806,422	—	—	81,970,608

Columbia Variable Portfolio — Select Large-Cap Value Fund	—	51,315,896	(6,010,993)	214,230	45,519,133	—	—	52,164,477

Columbia Variable Portfolio — Short Duration U.S. Government Fund	25,703,085	8,129,337	(2,945,540)	37,631	30,924,513	—	291,773	31,202,021

Columbia Variable Portfolio — Strategic Income Fund	58,866,755	4,061,822	(22,236,903)	2,573,040	43,264,714	—	2,148,017	47,679,918

Variable Portfolio — American Century Diversified Bond Fund	24,310,866	31,614,467	(3,022,472)	281,486	53,184,347	398,889	1,268,734	55,040,694

Variable Portfolio — American Century Growth Fund	161,959,502	205,367	(43,054,717)	9,134,560	128,244,712	—	—	170,423,688

Variable Portfolio — AQR Managed Futures Strategy Fund	—	41,669,155	(1,596,526)	51,508	40,124,137	—	—	41,108,142

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	109,396,099	7,238,900	(44,745,508)	480,760	72,370,251	946,472	3,463,282	72,795,732

Variable Portfolio — Columbia Wanger International Equities Fund	59,745,789	3,793,821	(9,959,196)	1,230,787	54,811,201	1,116,979	866,256	64,098,641

Variable Portfolio — Columbia Wanger U.S. Equities Fund	72,080,549	84,573	(20,291,919)	4,129,877	56,003,080	—	—	75,723,108

Variable Portfolio — DFA International Value Fund	162,530,525	21,346,000	(28,148,615)	(1,937,750)	153,790,160	—	3,622,409	161,178,091

Variable Portfolio — Eaton Vance Floating-Rate Income Fund	59,771,098	5,831,684	(21,112,883)	1,275,220	45,765,119	431,298	2,598,506	47,141,647

Variable Portfolio — Eaton Vance Global Macro Advantage Fund	—	10,312,138	(2,428,164)	(37,033)	7,846,941	—	—	7,882,643

Variable Portfolio — Goldman Sachs Commodity Strategy Fund	—	34,251,140	(219,801)	(10,507)	34,020,832	—	—	33,051,869

Variable Portfolio — Invesco International Growth Fund	178,892,398	14,888,114	(27,298,842)	2,862,934	169,344,604	4,027,153	2,685,201	199,447,825

Variable Portfolio — J.P. Morgan Core Bond Fund	24,403,130	31,571,917	(2,919,946)	258,614	53,313,715	142,444	1,371,954	54,985,189

Variable Portfolio — Jennison Mid Cap Growth Fund	90,802,049	121,790	(14,131,701)	3,207,731	79,999,869	—	—	108,800,596

Variable Portfolio — Marsico Growth Fund	161,599,412	205,367	(36,902,673)	8,503,384	133,405,490	—	—	170,973,314

Variable Portfolio — MFS Value Fund	168,166,593	209,350	(33,852,010)	6,519,387	141,043,320	—	—	183,482,095

Variable Portfolio — Mondrian International Small Cap Fund	33,085,318	3,445,452	(7,088,240)	1,090,915	30,533,445	1,999,332	872,964	37,025,432

Variable Portfolio — Morgan Stanley Global Real Estate Fund	30,248,314	824,754	(6,933,414)	994,368	25,134,022	560,216	109,734	32,532,954

Variable Portfolio — NFJ Dividend Value Fund	157,664,406	207,257	(31,370,892)	7,433,466	133,934,237	—	—	182,849,708

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2012

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Notes to Investments in Affiliated Funds (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	166,695,202	205,367	(39,135,167)	8,714,441	136,479,843	—	—	170,677,149

Variable Portfolio — Partners Small Cap Growth Fund	54,044,514	56,339	(25,784,487)	6,774,659	35,091,025	—	—	46,328,556

Variable Portfolio — Partners Small Cap Value Fund	123,642,662	855,874	(15,556,451)	2,228,386	111,170,471	—	—	140,100,717

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	29,396,852	4,423,246	(2,278,270)	118,582	31,660,410	558,891	613,874	32,225,446

Variable Portfolio — Pyramis® International Equity Fund	122,804,834	8,504,223	(26,767,606)	1,731,575	106,273,026	1,957,641	2,544,377	121,745,816

Variable Portfolio — Sit Dividend Growth Fund	122,615,982	119,812	(63,192,792)	10,393,955	69,936,957	—	—	85,316,435

Variable Portfolio — Victory Established Value Fund	89,983,036	89,723	(12,914,714)	2,451,839	79,609,884	—	—	103,042,264

Variable Portfolio — Wells Fargo Short Duration Government Fund	77,839,535	4,854,306	(13,968,621)	501,418	69,226,638	525,004	815,265	70,630,783

Total	2,857,903,829	399,536,941	(688,325,799)	92,284,456	2,661,399,427	15,703,522	29,290,899	3,167,420,811

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	45

Portfolio Navigator Funds

Investments in Affiliated Funds (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Affiliated Funds	3,167,420,811	—	—	3,167,420,811

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2012

Portfolio Navigator Funds

Statements of Assets and Liabilities

December 31, 2012

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $3,325,655,619, $6,050,682,238, $19,068,837,910)	$3,521,286,890	$6,658,020,726	$21,690,724,591

Receivable for:

Affiliated investments sold	3,891,170	9,016,056	24,449,668

Dividends from affiliated funds	163	103	—

Prepaid expenses	1,667	1,691	1,691

Total assets	3,525,179,890	6,667,038,576	21,715,175,950

Liabilities

Payable for:

Capital shares purchased	3,084,010	7,482,306	19,444,377

Distribution and/or service fees	739,216	1,403,616	4,578,560

Administration fees	59,132	112,279	366,253

Compensation of board members	4,599	4,583	4,675

Other expenses	31,577	55,524	71,533

Total liabilities	3,918,534	9,058,308	24,465,398

Net assets applicable to outstanding capital stock	$3,521,261,356	$6,657,980,268	$21,690,710,552

Represented by

Partners’ capital	$3,521,261,356	$6,657,980,268	$21,690,710,552

Total — representing net assets applicable to outstanding capital stock	$3,521,261,356	$6,657,980,268	$21,690,710,552

Class 2

Net assets	$1,113,896,831	$2,256,492,396	$7,058,383,460

Shares outstanding	95,609,322	189,093,659	576,835,674

Net asset value per share	$11.65	$11.93	$12.24

Class 4

Net assets	$2,407,364,525	$4,401,487,872	$14,632,327,092

Shares outstanding	206,702,517	368,148,147	1,194,240,507

Net asset value per share	$11.65	$11.96	$12.25

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	47

Portfolio Navigator Funds

Statements of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $10,660,976,616, $2,661,399,427)	$12,366,818,014	$3,167,420,811

Receivable for:

Affiliated investments sold	17,003,097	4,375,221

Dividends from affiliated funds	—	—

Prepaid expenses	1,667	1,504

Total assets	12,383,822,778	3,171,797,536

Liabilities

Payable for:

Capital shares purchased	14,143,314	3,643,381

Distribution and/or service fees	2,614,849	669,112

Administration fees	209,170	53,524

Compensation of board members	4,639	4,600

Other expenses	73,264	37,473

Total liabilities	17,045,236	4,408,090

Net assets applicable to outstanding capital stock	$12,366,777,542	$3,167,389,446

Represented by

Partners’ capital	$12,366,777,542	$3,167,389,446

Total — representing net assets applicable to outstanding capital stock	$12,366,777,542	$3,167,389,446

Class 2

Net assets	$3,989,411,499	$997,394,591

Shares outstanding	322,128,499	80,173,608

Net asset value per share	$12.38	$12.44

Class 4

Net assets	$8,377,366,043	$2,169,994,855

Shares outstanding	675,372,879	174,152,223

Net asset value per share	$12.40	$12.46

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2012

Portfolio Navigator Funds

Statements of Operations

Year ended December 31, 2012

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$67,003,893	$118,463,048	$369,382,728

Total income	67,003,893	118,463,048	369,382,728

Expenses:

Distribution and/or service fees

Class 2	2,279,430	4,929,652	16,247,020

Class 4	5,445,009	10,632,566	36,748,112

Administration fees	617,901	1,244,868	4,239,238

Compensation of board members	10,751	10,150	10,236

Custodian fees	7,452	12,417	7,465

Printing and postage fees	55,634	95,760	363,924

Professional fees	28,594	23,041	29,672

Other	9,834	10,231	28,154

Total expenses	8,454,605	16,958,685	57,673,821

Fees waived or expenses reimbursed by Investment Manager and its affiliates

Class 4	(157,538)	(593,184)	(2,976,656)

Total net expenses	8,297,067	16,365,501	54,697,165

Net investment income	58,706,826	102,097,547	314,685,563

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	26,093,137	48,713,781	216,355,252

Capital gain distributions from underlying affiliated funds	22,033,567	44,129,158	138,256,171

Net realized gain	48,126,704	92,842,939	354,611,423

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	106,111,503	318,607,680	1,462,574,543

Net change in unrealized appreciation (depreciation)	106,111,503	318,607,680	1,462,574,543

Net realized and unrealized gain	154,238,207	411,450,619	1,817,185,966

Net increase in net assets resulting from operations	$212,945,033	$513,548,166	$2,131,871,529

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	49

Portfolio Navigator Funds

Statements of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$165,873,094	$29,290,899

Total income	165,873,094	29,290,899

Expenses:

Distribution and/or service fees

Class 2	9,567,211	2,369,857

Class 4	22,012,779	5,731,366

Administration fees	2,526,177	648,041

Compensation of board members	10,815	9,899

Custodian fees	10,303	12,779

Printing and postage fees	278,821	87,905

Professional fees	32,140	23,982

Other	25,268	13,008

Total expenses	34,463,514	8,896,837

Fees waived or expenses reimbursed by Investment Manager and its affiliates

Class 4	(1,799,510)	(795,033)

Total net expenses	32,664,004	8,101,804

Net investment income	133,209,090	21,189,095

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	287,287,058	92,284,456

Capital gain distributions from underlying affiliated funds	70,884,426	15,703,522

Net realized gain	358,171,484	107,987,978

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	939,786,072	281,273,422

Net change in unrealized appreciation (depreciation)	939,786,072	281,273,422

Net realized and unrealized gain	1,297,957,556	389,261,400

Net increase in net assets resulting from operations	$1,431,166,646	$410,450,495

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$58,706,826	$37,828,982	$102,097,547	$81,254,474

Net realized gain	48,126,704	41,314,246	92,842,939	58,900,913

Net change in unrealized appreciation (depreciation)	106,111,503	(7,497,571)	318,607,680	(46,211,140)

Net increase (decrease) in net assets resulting from operations	212,945,033	71,645,657	513,548,166	93,944,247

Increase (decrease) in net assets from capital stock activity	463,913,242	694,671,156	530,476,061	784,890,153

Total increase in net assets	676,858,275	766,316,813	1,044,024,227	878,834,400

Net assets at beginning of year	2,844,403,081	2,078,086,268	5,613,956,041	4,735,121,641

Net assets at end of year	$3,521,261,356	$2,844,403,081	$6,657,980,268	$5,613,956,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	51

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$314,685,563	$319,095,381	$133,209,090	$164,766,044

Net realized gain	354,611,423	182,361,778	358,171,484	127,911,336

Net change in unrealized appreciation (depreciation)	1,462,574,543	(470,650,031)	939,786,072	(496,284,881)

Net increase (decrease) in net assets resulting from operations	2,131,871,529	30,807,128	1,431,166,646	(203,607,501)

Increase (decrease) in net assets from capital stock activity	193,756,208	1,622,469,445	(1,036,264,397)	923,720,709

Total increase in net assets	2,325,627,737	1,653,276,573	394,902,249	720,113,208

Net assets at beginning of year	19,365,082,815	17,711,806,242	11,971,875,293	11,251,762,085

Net assets at end of year	$21,690,710,552	$19,365,082,815	$12,366,777,542	$11,971,875,293

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$21,189,095	$29,028,921

Net realized gain	107,987,978	34,612,844

Net change in unrealized appreciation (depreciation)	281,273,422	(166,374,343)

Net increase (decrease) in net assets resulting from operations	410,450,495	(102,732,578)

Increase (decrease) in net assets from capital stock activity	(325,672,767)	282,668,084

Total increase in net assets	84,777,728	179,935,506

Net assets at beginning of year	3,082,611,718	2,902,676,212

Net assets at end of year	$3,167,389,446	$3,082,611,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	53

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	31,016,381	352,773,578	42,988,392	461,597,040	49,007,732	564,422,353	77,592,699	847,399,140

Fund merger	—	—	5,828,816	63,440,284	—	—	6,663,260	75,014,356

Redemptions	(4,243,162)	(48,116,864)	(2,551,845)	(27,384,464)	(2,493,249)	(28,832,671)	(1,040,336)	(11,368,739)

Net increase	26,773,219	304,656,714	46,265,363	497,652,860	46,514,483	535,589,682	83,215,623	911,044,757

Class 4 shares

Subscriptions	29,957,532	342,816,280	50,022,881	537,335,749	19,238,125	223,448,046	25,161,323	272,934,206

Redemptions	(16,349,396)	(183,559,752)	(31,914,923)	(340,317,453)	(19,754,419)	(228,561,667)	(36,344,834)	(399,088,810)

Net increase (decrease)	13,608,136	159,256,528	18,107,958	197,018,296	(516,294)	(5,113,621)	(11,183,511)	(126,154,604)

Total net increase (decrease)	40,381,355	463,913,242	64,373,321	694,671,156	45,998,189	530,476,061	72,032,112	784,890,153

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2012

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	114,463,817	1,335,002,365	259,552,141	2,892,610,927	48,565,385	572,283,639	166,060,530	1,882,565,306

Fund merger	—	—	12,460,442	145,067,599	—	—	7,191,772	85,852,215

Redemptions	(7,925,731)	(94,111,595)	(2,393,868)	(26,418,429)	(14,539,051)	(174,022,231)	(2,273,966)	(25,454,139)

Net increase	106,538,086	1,240,890,770	269,618,715	3,011,260,097	34,026,334	398,261,408	170,978,336	1,942,963,382

Class 4 shares

Subscriptions	4,966,657	58,143,401	3,638,656	40,551,857	1,043,864	12,369,539	14,812,912	169,523,690

Redemptions	(93,461,676)	(1,105,277,963)	(128,515,153)	(1,429,342,509)	(121,437,075)	(1,446,895,344)	(106,786,591)	(1,188,766,363)

Net increase (decrease)	(88,495,019)	(1,047,134,562)	(124,876,497)	(1,388,790,652)	(120,393,211)	(1,434,525,805)	(91,973,679)	(1,019,242,673)

Total net increase (decrease)	18,043,067	193,756,208	144,742,218	1,622,469,445	(86,366,877)	(1,036,264,397)	79,004,657	923,720,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	55

Portfolio Navigator Funds

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	12,722,802	150,018,859	44,919,746	511,419,286

Fund merger	—	—	2,872,985	34,949,477

Redemptions	(4,286,864)	(51,293,294)	(1,239,159)	(13,615,141)

Net increase	8,435,938	98,725,565	46,553,572	532,753,622

Class 4 shares

Subscriptions	610,435	7,228,260	5,986,063	68,658,418

Redemptions	(36,135,711)	(431,626,592)	(28,184,051)	(318,743,956)

Net increase (decrease)	(35,525,276)	(424,398,332)	(22,197,988)	(250,085,538)

Total net increase (decrease)	(27,089,338)	(325,672,767)	24,355,584	282,668,084

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.22	0.18	0.04

Net realized and unrealized gain	0.57	0.16	0.55

Total from investment operations	0.79	0.34	0.59

Net asset value, end of period	$11.65	$10.86	$10.52

Total return	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.27%	0.27%	0.28	%(c)

Net investment income	1.92%	1.73%	0.55	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,113,897	$747,744	$237,556

Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	57

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.22	0.18	0.12

Net realized and unrealized gain	0.57	0.16	0.47

Total from investment operations	0.79	0.34	0.59

Net asset value, end of period	$11.65	$10.86	$10.52

Total return	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.27%	0.25%	0.22	%(c)

Net investment income	1.89%	1.67%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,407,365	$2,096,659	$1,840,530

Portfolio turnover	10%	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.97	$10.77	$9.99

Income from investment operations:

Net investment income	0.19	0.18	0.03

Net realized and unrealized gain	0.77	0.02	0.75

Total from investment operations	0.96	0.20	0.78

Net asset value, end of period	$11.93	$10.97	$10.77

Total return	8.75%	1.86%	7.81%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.65%	1.69%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,256,492	$1,563,684	$639,226

Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	59

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.99	$10.78	$9.99

Income from investment operations:

Net investment income	0.19	0.18	0.10

Net realized and unrealized gain	0.78	0.03	0.69

Total from investment operations	0.97	0.21	0.79

Net asset value, end of period	$11.96	$10.99	$10.78

Total return	8.83%	1.95%	7.91%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.26%	0.24%	0.21	%(c)

Net investment income	1.64%	1.61%	1.52	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,401,488	$4,050,272	$4,095,896

Portfolio turnover	8%	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.04	$11.01	$9.99

Income from investment operations:

Net investment income	0.18	0.19	0.03

Net realized and unrealized gain (loss)	1.02	(0.16)	0.99

Total from investment operations	1.20	0.03	1.02

Net asset value, end of period	$12.24	$11.04	$11.01

Total return	10.87%	0.27%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.50%	1.76%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7,058,383	$5,190,987	$2,208,757

Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	61

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05	$11.01	$9.99

Income from investment operations:

Net investment income	0.17	0.19	0.10

Net realized and unrealized gain (loss)	1.03	(0.15)	0.92

Total from investment operations	1.20	0.04	1.02

Net asset value, end of period	$12.25	$11.05	$11.01

Total return	10.86%	0.36%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.25%	0.23%	0.20	%(c)

Net investment income	1.48%	1.69%	1.53	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,632,327	$14,174,096	$15,503,050

Portfolio turnover	12%	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.03	$11.19	$9.99

Income from investment operations:

Net investment income	0.13	0.16	0.03

Net realized and unrealized gain (loss)	1.22	(0.32)	1.17

Total from investment operations	1.35	(0.16)	1.20

Net asset value, end of period	$12.38	$11.03	$11.19

Total return	12.24%	(1.43%)	12.01%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27	%(c)

Net investment income	1.06%	1.43%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,989,411	$3,179,010	$1,310,385

Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	63

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05	$11.20	$9.99

Income from investment operations:

Net investment income	0.13	0.15	0.08

Net realized and unrealized gain (loss)	1.22	(0.30)	1.13

Total from investment operations	1.35	(0.15)	1.21

Net asset value, end of period	$12.40	$11.05	$11.20

Total return	12.22%	(1.34%)	12.11%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.25%	0.23%	0.20	%(c)

Net investment income	1.05%	1.34%	1.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,377,366	$8,792,865	$9,941,377

Portfolio turnover	13%	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2012

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.94	$11.29	$9.90

Income from investment operations:

Net investment income	0.08	0.11	0.01

Net realized and unrealized gain (loss)	1.42	(0.46)	1.38

Total from investment operations	1.50	(0.35)	1.39

Net asset value, end of period	$12.44	$10.94	$11.29

Total return	13.71%	(3.10%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.28%	0.27	%(c)

Total net expenses(d)	0.27%	0.28%	0.27	%(c)

Net investment income	0.65%	0.99%	0.19	%(c)

Supplemental data

Net assets, end of period (in thousands)	$997,395	$785,070	$284,243

Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	65

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.96	$11.29	$9.90

Income from investment operations:

Net investment income	0.08	0.10	0.03

Net realized and unrealized gain (loss)	1.42	(0.43)	1.36

Total from investment operations	1.50	(0.33)	1.39

Net asset value, end of period	$12.46	$10.96	$11.29

Total return	13.69%	(2.92%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.28%	0.28	%(c)

Total net expenses(d)	0.24%	0.20%	0.17	%(c)

Net investment income	0.66%	0.92%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,169,995	$2,297,542	$2,618,433

Portfolio turnover	12%	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio; Variable Portfolio — Moderately Aggressive Portfolio; and Variable Portfolio — Aggressive Portfolio. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund currently operates as a diversified fund. Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC, the Funds’ Investment Manager (Investment Manager) and a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter.

*For information on the goals, investment strategies and risks of the underlying funds, please refer to Appendix A and B in the Funds’ most recent prospectus.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Both share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Funds are treated as partnerships for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Annual Report 2012	67

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

The Funds do not pay the Investment Manager a direct management fee for managing their assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which the Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board of Trustees (the Board), including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company by each Fund were $1,352.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

68	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.32% for Class 2 and Class 4 shares as a percentage of each Fund’s average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: expenses associated with investments in underlying funds, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Prior to June 4, 2012, under such agreement, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses so that the net operating expenses for Class 4 shares, including the fees and expenses of the underlying funds, did not exceed the following amounts:

Fund	Net expenses, including underlying fund fees and expense (%)
Variable Portfolio — Conservative Portfolio	0.86
Variable Portfolio — Moderately Conservative Portfolio	0.90
Variable Portfolio — Moderate Portfolio	0.94
Variable Portfolio — Moderately Aggressive Portfolio	0.98
Variable Portfolio — Aggressive Portfolio	0.99

For the year ended December 31, 2012, the total expenses, as a percentage of average daily net assets applicable to Class 4 shares, before fee waiver/expense reimbursements and including underlying fund fees and expenses were as follows:

Fund	Class 4 Annualized Expenses (%)	Class 4 Underlying Fund Fees and Expenses (%)	Class 4 Total Expenses (%)
Variable Portfolio — Conservative Portfolio	0.27	0.61	0.88
Variable Portfolio — Moderately Conservative Portfolio	0.27	0.67	0.94

Fund	Class 4 Annualized Expenses (%)	Class 4 Underlying Fund Fees and Expenses (%)	Class 4 Total Expenses (%)
Variable Portfolio — Moderate Portfolio	0.27	0.73	1.00
Variable Portfolio — Moderately Aggressive Portfolio	0.27	0.76	1.03
Variable Portfolio — Aggressive Portfolio	0.27	0.80	1.07

Note 4. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments in underlying funds, for each Fund, excluding Money Market Funds, aggregated to:

Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	820,690,454	304,318,303
Variable Portfolio — Moderately Conservative Portfolio	1,183,355,672	519,673,514
Variable Portfolio — Moderate Portfolio	3,162,926,894	2,516,002,846
Variable Portfolio — Moderately Aggressive Portfolio	1,673,824,122	2,505,978,407
Variable Portfolio — Aggressive Portfolio	398,688,207	687,478,054

Note 5. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100% of all outstanding shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

The Funds had no borrowings during the year ended December 31, 2012.

Annual Report 2012	69

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

Note 7. Fund Merger

Variable Portfolio — Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Conservative (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Conservative Portfolio immediately before the acquisition were $1,959,931,198 and the combined net assets immediately after the acquisition were $2,023,371,482.

The merger was accomplished by a tax-free exchange of 5,657,227 shares of Disciplined Asset Allocation Portfolios — Conservative valued at $63,440,284 (including $5,178,613 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Conservative shares, Variable Portfolio — Conservative Portfolio issued 5,828,816 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Conservative Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $37.6 million, $42.7 million, $(6.5) million, and $73.8 million, respectively.

Variable Portfolio — Moderately Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderately Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderately Conservative (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderately Conservative Portfolio immediately before the acquisition were $4,892,029,967 and the combined net assets immediately after the acquisition were $4,967,044,323.

The merger was accomplished by a tax-free exchange of 6,845,648 shares of Disciplined Asset Allocation Portfolios — Moderately Conservative valued at $75,014,356 (including $7,734,657 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderately Conservative shares, Variable Portfolio — Moderately Conservative Portfolio issued 6,663,260 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderately Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderately Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderately Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderately Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderately Conservative Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $80.6 million, $60.2 million, $(44.0) million, and $96.8 million, respectively.

Variable Portfolio — Moderate Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderate Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderate (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after

70	Annual Report 2012

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderate Portfolio immediately before the acquisition were $19,350,638,941 and the combined net assets immediately after the acquisition were $19,495,706,540.

The merger was accomplished by a tax-free exchange of 13,454,504 shares of Disciplined Asset Allocation Portfolios — Moderate valued at $145,067,599 (including $19,122,698 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderate shares, Variable Portfolio — Moderate Portfolio issued 12,460,442 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderate Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderate’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderate Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderate that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderate Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $313.4 million, $184.2 million, $(464.3) million, and $33.3 million, respectively.

Variable Portfolio — Moderately Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Moderately Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Moderately Aggressive (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio — Moderately Aggressive Portfolio immediately before the acquisition were $12,904,118,662 and the combined net assets immediately after the acquisition were $12,989,970,877.

The merger was accomplished by a tax-free exchange of 7,987,884 shares of Disciplined Asset Allocation Portfolios — Moderately Aggressive valued at $85,852,215 (including $12,935,793 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Moderately Aggressive shares, Variable Portfolio — Moderately Aggressive Portfolio issued 7,191,772 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Moderately Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Moderately Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Moderately Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Moderately Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Moderately Aggressive Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $161.0 million, $129.6 million, $(492.4) million, and $(201.8) million, respectively.

Variable Portfolio — Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio — Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios — Aggressive (the acquired fund), a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

Annual Report 2012	71

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2012

The aggregate net assets of Variable Portfolio — Aggressive Portfolio immediately before the acquisition were $3,340,413,252 and the combined net assets immediately after the acquisition were $3,375,362,729.

The merger was accomplished by a tax-free exchange of 3,271,114 shares of Disciplined Asset Allocation Portfolios — Aggressive valued at $34,949,477 (including $5,849,448 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios — Aggressive shares, Variable Portfolio — Aggressive Portfolio issued 2,872,985 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio — Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios — Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio — Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios — Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio — Aggressive Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $27.1 million, $35.1 million, $(164.4) million, and $(102.2) million, respectively.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

72	Annual Report 2012

Portfolio Navigator Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Aggressive Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Conservative Portfolio (the “the Portfolios”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Portfolios for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012	73

Portfolio Navigator Funds

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

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Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

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Portfolio Navigator Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012 Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company 2006-January 2013.

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

76	Annual Report 2012

Portfolio Navigator Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	77

Portfolio Navigator Funds

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel of Ameriprise Financial since November 2008 and January 2013, respectively (formerly Chief Counsel from January 2010-January 2013 and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

78	Annual Report 2012

Portfolio Navigator Funds

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Annual Report 2012	79

Portfolio Navigator Funds

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80	Annual Report 2012

Portfolio Navigator Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	81

Columbia Portfolio Navigator Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6534 F (3/13)

Annual Report December 31, 2012

Columbia Variable Portfolio Funds

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Cash Management Fund

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

(formerly Columbia Variable Portfolio – Emerging Markets Opportunity Fund)

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

(formerly Columbia Variable Portfolio – Dynamic Equity Fund)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

(formerly Columbia Variable Portfolio – Global Inflation Protected Securities Fund)

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Sit Dividend Growth Fund

(formerly Variable Portfolio – Davis New York Venture Fund)

Variable Portfolio – Victory Established Value Fund

(formerly Variable Portfolio – Goldman Sachs Mid Cap Value Fund)

Please remember that you may not buy (nor will you own) shares of the Funds directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Funds. Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Columbia Variable Portfolio Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Balanced Fund

Performance Summary

>	Columbia Variable Portfolio – Balanced Fund (the Fund) Class 3 shares gained 14.26% for the 12-month period ended December 31, 2012.

>	The S&P 500 Index rose 16.00% during the same period, while the Barclays U.S. Aggregate Bond Index returned 4.21% during the same time period.

>	Both the stock and the fixed-income portfolios outperformed their relevant benchmarks, leading to strong results for the period.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 3	04/30/86	14.26	2.77	6.21
S&P 500 Index		16.00	1.66	7.10
Barclays U.S. Aggregate Bond Index		4.21	5.95	5.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Balanced Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Balanced Fund

Portfolio Management

Guy Pope, CFA

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl

Brian Lavin, CFA

Top Ten Holdings (%) (at December 31, 2012)
Federal Home Loan Mortgage Corp. 3.500% 01/01/43	2.7
Apple, Inc.	2.6
Johnson & Johnson	2.2
Berkshire Hathaway, Inc., Class B	2.0
Google, Inc., Class A	1.8
Chevron Corp.	1.8
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.6
Abbott Laboratories	1.6
U.S. Treasury 3.875% 08/15/40	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12 months ended December 31, 2012, the Fund’s Class 3 shares returned 14.26%. During the period, the equity portfolio underperformed its benchmark, the S&P 500 Index, which returned 16.00%, while the fixed income portfolio outpaced its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.21%. Performance was boosted by an overweight in stocks in a solid year for domestic equities.

Modest Economic Growth, an Accommodative Fed

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe’s debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets moved higher as investors responded favorably to actions by the U.S. Federal Reserve to stimulate economic growth and the European Central Bank to shore up weaker, debt-ridden eurozone members and defend the euro. U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012.

Emphasis on Stocks and Security Selection Drove Performance

A sizeable allocation to equities and good security selection were the primary factors supporting the Fund’s strong results. The strongest results were gained in the information technology, financials and consumer discretionary sectors. In information technology, Apple was a major contributor, based upon the continuing popularity of its mobile computing devices, notably the iPad and iPhone. MasterCard and Ebay (parent of PayPal) were two other stellar performers, both benefitting from greater use of credit and debit cards. In financials, investments in large, globally oriented institutions added to performance. Goldman Sachs, JP Morgan Chase and Citigroup all began the year selling at depressed valuations and investors saw new opportunities as the global economy appeared to stabilize. In the consumer discretionary sector, positions in media companies Comcast and Discovery Communications contributed. A further boost to performance came from Sprint Nextel Corporation. We initiated the position in May after the company’s stock price had plummeted. The shares subsequently doubled as investors saw potential in the telecommunication company’s restructuring plan.

Despite overall good equity performance, several holdings underperformed. Energy exploration-and-production company Apache was hurt both by its exposure to declining natural gas prices and by concerns about its operations in politically volatile Egypt. Materials company Celanese also held back relative results when decelerating growth in China affected demand for its chemical products.

4	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Balanced Fund

Emphases on Corporate, Mortgage-Backed Securities Helped Fixed-Income Portfolio

An overweight relative to the benchmark in both corporate bonds and securitized products, notably mortgage-backed securities, helped the fixed-income portfolio outperform the Barclays U.S. Aggregate Bond Index, which had greater exposure to underperforming Treasuries. In addition, investments in strong-performing financial bonds and positions in lower-rated investment-grade corporates, such as BBB rated debt, gave further support to relative results. In the Fund’s mortgage allocation, holdings in seasoned, AAA rated commercial mortgage-backed securities added to results. Modest exposures to both asset-backed and high-yield debt also helped returns. Despite the good results from mortgage investments, performance would have been better if we had greater exposure to Fannie Mae securities and less exposure to Freddie Mac securities in the Fund’s mortgage allocation.

Looking Ahead

At present, we are cautiously optimistic about opportunities in the stock market, especially given the low interest rates that increase the relative value of equities versus low-yielding fixed-income securities and other alternatives. We are currently generally positive about the prospects for global growth trends, although the current sluggish pace of economic growth does pose potential risks in the event of unexpected developments in the investment environment.

We expect some interest-rate volatility as investors assess the strength of the economic recovery and the impact of geopolitical factors. We don’t anticipate an increase in short-term rates anytime soon, and we currently expect short-term rates to remain low enough to limit any meaningful gains in Treasury prices. As a result, we currently expect to maintain a shorter duration than that of the Barclays Index. Presently, we remain more bullish on the corporate and mortgage sectors and less so on Treasuries.

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	0.8
Commercial Mortgage-Backed Securities — Agency	2.0
Commercial Mortgage-Backed Securities — Non-Agency	2.4
Common Stocks	61.7
Consumer Discretionary	6.8
Consumer Staples	6.4
Energy	6.3
Financials	10.9
Health Care	8.8
Industrials	6.7
Information Technology	13.6
Materials	1.3
Telecommunication Services	0.9
Corporate Bonds & Notes	10.6
Consumer Discretionary	0.5
Consumer Staples	0.6
Energy	1.1
Financials	3.3
Health Care	0.6
Industrials	0.7
Materials	0.6
Telecommunication	1.9
Utilities	1.3
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.6
Money Market Funds	6.3
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	10.5
Residential Mortgage-Backed Securities — Non-Agency	0.3
Senior Loans	0.1
Consumer Discretionary	0.1
Consumer Staples	0.0	(a)
Financials	0.0	(a)
Health Care	0.0	(a)
Industrials	0.0	(a)
Materials	0.0	(a)
Telecommunication	0.0	(a)
U.S. Treasury Obligations	4.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	5

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Cash Management Fund

Performance Summary

>	Columbia Variable Portfolio – Cash Management Fund (the Fund) Class 3 shares returned 0.01% for the 12-month period ended December 31, 2012.

>

The Fund’s annualized simple yield was 0.01% and the annualized compound yield was also 0.01% for the seven-day period ended December 31, 2012. Generally, a fund’s seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown.

>	The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.01	0.47	1.54
Class 2*	05/03/10	0.01	0.47	1.54
Class 3	10/13/81	0.01	0.48	1.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Cash Management Fund

As of December 31, 2012, approximately 41% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 0.01%. The annualized simple yield was 0.01% and the annualized compound yield was also 0.01% for the seven-day period ended December 31, 2012. Generally, a fund’s seven-day current yields more closely reflect the current earnings of the fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown. The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Interest Rates Rose on Central Bank Actions

The annual period began with rates on perceived safe-haven U.S. government securities and on other cash market assets at or very near zero. Such low rates were driven by concern for the solvency of European sovereigns and banks and by reports of slowing economic activity in the U.S., Europe and China. Money market rates began to edge higher as the first quarter of 2012 progressed as the European Central Bank had initiated the first of two Long Term Refinancing Operations (LTROs) in December 2011, which were designed to support European banks. These stimulus packages gave investors enough confidence to encourage buying of riskier assets, including credit and equities, once again. Relative calm ensued over the summer months, and interest rates continued to climb, as the U.S. Federal Reserve (the Fed) continued to sell short-term U.S. Treasury securities in a program known as Operation Twist. This selling by the Fed, coupled with heavy U.S. Treasury bill issuance, led to an abundance of collateral available in the short-term money markets. Uncertainty leading to the U.S. presidential election and the looming fiscal cliff were not enough to overcome the dynamics of abundant supply at the short-term end of the U.S. Treasury yield curve, such that U.S. Treasury and other money market asset rates at the end of December 2012 were at or near their highest points seen during the annual period.

The money market yield curve, or spectrum of maturities, ended the annual period extremely flat, meaning the differential between longer-term and shorter-term money market securities was quite narrow. The flattening was primarily the result of rates at the very short-term end of the money market yield curve (i.e., overnight to one week maturities) rising on the increase in available collateral. The remainder of the money market yield curve (i.e., three month to one year maturities) had been richening for much of the annual period on asset purchases by the Fed.

Fund Strategy Took Advantage of Rising Interest Rates

Overall, the Fund was positioned to take advantage of the interest rate environment during the annual period. Given the still-fragile nature of the sovereign debt situation in Europe and given the lackluster growth in both the global and domestic economy, our emphasis on capital preservation tended to dictate our weighted average maturity strategy for the Fund during the annual period. (Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted

Portfolio Management

Leonard Aplet, CFA

John McColley

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Commercial Paper	22.0
Asset-Backed Securities — Non-Agency	3.4
Certificates of Deposit	16.5
Commercial Paper	38.3
Repurchase Agreements	2.8
Treasury Bills	5.9
U.S. Government & Agency Obligations	11.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	7

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Cash Management Fund

in proportion to the dollar amount that is invested in the portfolio.) As such, we tended to maintain elevated levels of liquidity by keeping the Fund’s weighted average maturity near the middle of the allowable range, except for certain occasions near quarter-end or calendar year-end, when liquidity in the marketplace may have been compromised. More specifically, the Fund’s weighted average maturity was usually within a range of 35 to 40 days. The Fund’s weighted average maturity was allowed to stray either higher or lower during the brief periods, usually corresponding with calendar quarter ends, when dealer issuance could be spotty. In all, the Fund benefited from the strategy we implemented, as we were able to continually reinvest Fund proceeds into increasing rates throughout the annual period. The Fund’s weighted average maturity stood at 30 days on December 31, 2012.

Similarly, our emphasis on capital preservation during these uncertain times led us to a bias toward quality and liquidity within the Fund’s portfolio of holdings. While the Fund continued to buy commercial paper, we proactively removed issuers from our approved credit list we felt were no longer of minimal risk. As such, we suspended many credits with exposure to the still-fragile situation in Europe. We also suspended or reduced limits on banks well in advance of potential ratings action by independent ratings agency Moody’s. We increased the Fund’s holdings in U.S. Treasury bills and agency discount notes.

Shifting Market Conditions Drove Portfolio Changes

As mentioned above, we strategically adjusted the Fund’s weighted average maturity during the annual period as market conditions and seasonal phenomena shifted. The most notable change we made, however, during the annual period was a shift away from bank credits toward what we considered to be more solid, higher quality non-financial credits for the Fund’s portfolio.

Looking Ahead

The Fed has made it clear that it intends to keep short-term interest rates exceptionally low for an extended period. Whether that is a particular date, as it has favored for the last couple of years, or whether it is tied to a certain unemployment rate, as put forth by Chicago Fed President Charles Evans, our current view is that short-term interest rates will likely stay low for at least the next six to 12 months.

Given this view, we might be inclined to increase the Fund’s weighted average maturity and lock in the highest rates possible, even though the money market yield curve is extremely flat. However, the sovereign debt situation in Europe, while better, is not completely resolved. This, along with the incomplete resolution to the fiscal cliff in the U.S. agreed to after midnight at the end of 2012 and prospects for another brush with the U.S. debt ceiling in just a short while, is more likely to keep our strategy on the conservative side with the Fund’s weighted average maturity generally in the middle of the allowable money market range and with elevated levels of daily and weekly liquidity.

As always, we intend to continue to evaluate credits to maintain the Fund’s high quality bias. We intend to make strategic decisions to balance an enhanced liquidity profile with providing current income. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields. In light of heightened risks globally, capital preservation remains our number one focus.

8	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Diversified Bond Fund

Performance Summary

>	Columbia Variable Portfolio – Diversified Bond Fund (the Fund) Class 3 shares gained 7.56% for the 12-month period ended December 31, 2012.

>	The Fund significantly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 4.21% for the same time period.

>

An emphasis on non-government-related sectors and security selection within the corporate bond sector boosted the Fund’s results, more than offsetting the detracting effect of issue selection within the asset-backed securities and commercial mortgage-backed securities (CMBS) segments of the fixed income market, where our emphasis on higher quality issues, which lagged during the annual period, hurt.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	7.70	5.97	5.05
Class 2*	05/03/10	7.49	5.78	4.88
Class 3	10/13/81	7.56	5.92	5.02
Barclays U.S. Aggregate Bond Index		4.21	5.95	5.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	9

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

10	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Diversified Bond Fund

As of December 31, 2012, approximately 62% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares gained 7.56%. The Fund significantly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index (Barclays Index), which advanced 4.21%. An emphasis on non-government-related sectors and security selection within the corporate bond sector boosted the Fund’s results, more than offsetting the detracting effect of issue selection within the asset-backed securities and commercial mortgage-backed securities (CMBS) segments of the fixed income market, where our emphasis on higher quality issues, which lagged during the annual period, hurt.

Fiscal Debates Dominated Fixed Income Market

The year 2012 was dominated by contentious fiscal debates both domestically and in Europe. Europe seemed to resolve Greece’s sovereign debt issues only to face a worsening situation in Spain. In the U.S., debt, taxes and budgetary debates extended from early spring through the November election and right up to the fiscal cliff’s December 31 deadline. In an attempt to offset legislative gridlock, central banks responded with numerous liquidity programs. The U.S. Federal Reserve’s (the Fed’s) quantitative easing and buyback programs helped to keep intermediate-term U.S. Treasury rates below 1.80% for most of the year, reaching a historically low 1.39% in July. These low rates encouraged the “risk on” trade by investors seeking higher yields and better return potential. Low rates and demand for yield also encouraged a record-setting year for gross fixed income issuance. Indeed, investment grade corporate bond issuance exceeded $1 trillion for 2012.

U.S. Treasuries, as measured by the Barclays Treasury Index, returned 1.99% in 2012. Short-term U.S. Treasury yields remained basically unchanged during the year, anchored at low levels by the Fed’s quantitative easing and buyback programs, which absorbed most new supply. Intermediate-term U.S. Treasury yields dropped modestly, as fear of the then-looming fiscal cliff’s impact on U.S. economic growth kept investors buying U.S. Treasuries.

U.S. investment grade corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, posted even stronger returns of 9.82% for the annual period, outpacing other investment grade fixed income sectors, with financial institutions leading the way. In keeping with the “risk on” sentiment that persisted for much of the year, lower-rated investment grade credits generally outperformed higher-rated issuers.

Emphasis on Non-Government-Related Sectors Boosted Fund Performance

Sector allocation was the biggest positive contributor to the Fund’s outperformance of the Barclays Index for the annual period. Sizable allocations to investment grade corporate bonds, asset-backed securities and CMBS, which each outpaced the Barclays Index, helped the Fund’s performance most. Within the investment grade

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	1.1
Commercial Mortgage-Backed Securities — Non-Agency	12.6
Corporate Bonds & Notes	40.9
Consumer Discretionary	3.8
Consumer Staples	1.2
Energy	3.3
Financials	13.8
Health Care	2.6
Industrials	2.8
Materials	1.2
Telecommunication	5.4
Utilities	6.8
Foreign Government Obligations	1.2
Inflation-Indexed Bonds	0.1
Money Market Funds	1.4
Municipal Bonds	0.7
Preferred Debt	2.3
Preferred Stocks	0.0	(a)
Financials	0.0	(a)
Residential Mortgage-Backed Securities — Agency	17.6
Residential Mortgage-Backed Securities — Non-Agency	3.0
Senior Loans	0.3
Consumer Discretionary	0.1
Consumer Staples	0.0	(a)
Financials	0.1
Health Care	0.0	(a)
Industrials	0.0	(a)
Materials	0.1
Telecommunication	0.0	(a)
Treasury Bills	2.6
U.S. Treasury Obligations	16.2
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	11

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Quality Breakdown (%) (at December 31, 2012)
AAA rating	45.0
AA rating	4.5
A rating	11.4
BBB rating	26.4
BB rating	6.0
B rating	3.2
CC rating	0.0	(a)
CCC rating	0.8
Not rated	2.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to less than 0.01%.

corporate bond sector, individual issue selection also contributed positively, as the Fund had a sizable exposure to the financials industry, which was one of the best performing segments within the sector during the annual period. More specifically, an emphasis on financial institutions, European banks and insurance preferred securities were key components in outpacing the Barclays Index. Exposure to high yield corporate bonds also added value.

Individual issue selection within the mortgage-backed securities sector also boosted the Fund’s results during the annual period, with a focus on pools offering prepayment protection proving especially prudent.

Having only modest exposure to U.S. government-related debt, including U.S. Treasuries and agency debt, proved beneficial, as these sectors generated positive absolute returns but lagged those sectors where the Fund was strategically overweighted relative to the Barclays Index.

The combination of duration and yield curve positioning helped the Fund’s results, too. The Fund’s slightly longer duration position than that of the Barclays Index through the annual period contributed positively as interest rates were flat to slightly lower. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Duration is a measure of the Fund’s sensitivity to changes in interest rates. Anticipating a demand for longer-duration securities as investors sought yield in the persistently low interest rate environment, we positioned the Fund for a flattening yield curve, meaning we anticipated the difference in yields between shorter-term and longer-term maturities would narrow. While there was steepening, or a widening in yield differentials, at the longer-term end of the U.S. Treasury yield curve, the intermediate segment of the yield curve, i.e. 2-year to 10-year maturities, did indeed flatten by almost 20 basis points during the year. (A basis point is 1/100th of a percentage point.) As a result, the Fund’s yield curve positioning was additive to performance.

Issue Selection within Asset-Backed Securities and CMBS Sectors Dampened Results

Detracting from the Fund’s results somewhat was our bias toward higher quality, shorter duration securities within the asset-backed securities and CMBS sectors, as lower quality, longer duration issues generally posted higher returns during the annual period. We favored higher quality deals with large credit enhancements and those issues in the most senior part of the capital structure.

Having only a modest allocation to agency mortgage-backed securities, which outpaced the Barclays Index during the annual period, also hurt the Fund’s relative results.

Shifting Market Conditions Drove Portfolio Changes

Toward the latter half of the annual period, we initiated a re-positioning toward a higher quality profile within the Fund. In implementing this strategy, U.S. Treasury securities remained underweighted relative to the Barclays Index but we added to the allocation, thereby reducing the underweight. Correspondingly, we reduced the Fund’s exposure to high yield and investment grade corporate bonds on an absolute basis. Within the high yield corporate bond allocation, we upgraded exposure to higher quality issuers, as, in our view, spread compression, or significant outperformance compared to U.S. Treasuries, lessened the attractiveness of lower rated securities. To offset the reduced yield earned from the reduction in absolute

12	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Diversified Bond Fund

exposure to investment grade corporate bonds and the quality upgrade within the high yield corporate bond sector, we lengthened the Fund’s duration within the corporate bond sector. That said, overall, we reduced the Fund’s overall duration later in the year, though still maintaining a longer position than the Barclays Index. The 10-year Treasury yield had moved to a level where we viewed the risk of interest rates moving higher as greater than a potential move lower. With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 198%.

Looking Ahead

At the end of 2012, we believed that while short-term U.S. Treasury rates may be anchored by Fed policy, intermediate to longer-term U.S. Treasury rates were likely to trend higher as economic growth becomes more sustainable. Whereas credit spreads in 2012 moved tighter almost in lockstep due to market supply and demand factors, we anticipate individual underlying credit fundamentals will play an increasingly important role in determining winners and losers in 2013. (Credit spreads are defined as the difference in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) A growing economy accompanied by improving corporate revenue and income streams should favor, we believe, credit and structured products. Our analysts intend to particularly look to investment opportunities among issuers able to improve their competitive market positions without adversely impacting their balance sheets. Given this view, we continued to favor sizable exposure to non-U.S. Treasury fixed income sectors.

That said, we believe effective sector allocation and security selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our disciplined investment strategy. Duration and yield curve positioning will be adjusted as rates and the curve respond to economic, fiscal and monetary policies.

Annual Report 2012	13

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Emerging Markets Fund

Performance Summary

>	Columbia Variable Portfolio – Emerging Markets Fund (the Fund) Class 3 shares gained 20.59% for the 12 months ended December 31, 2012.

>	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 18.22% for the same period.

>	Positioning across multiple sectors and countries contributed to the Fund’s outperformance.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	20.67	-1.61	14.81
Class 2*	05/03/10	20.36	-1.80	14.63
Class 3	05/01/00	20.59	-1.67	14.77
MSCI Emerging Markets Index (Net)		18.22	-0.92	16.52

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	15

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Emerging Markets Fund

Portfolio Management

Dara White, CFA

Robert Cameron

Jasmine (Weili) Huang, CFA,

CPA (U.S. and China), CFM

Top Ten Holdings (%) (at December 31, 2012)
Samsung Electronics Co., Ltd. (South Korea)	6.0
Far EasTone Telecommunications Co., Ltd. (Taiwan)	2.0
Industrial & Commercial Bank of China Ltd., Class H (China)	1.9
Hyundai Motor Co. (South Korea)	1.8
Sberbank of Russia (Russian Federation)	1.6
PetroChina Co., Ltd., Class H (China)	1.5
Petroleo Brasileiro SA, ADR (Brazil)	1.4
Grupo Financiero Santander Mexico SAB de CV, ADR, Class B (Mexico)	1.4
Bangkok Bank PCL, NVDR (Thailand)	1.3
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

As of December 31, 2012, approximately 61% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia Variable Portfolio – Emerging Markets Fund (the Fund) Class 3 shares gained 20.59% for the 12 months ended December 31, 2012. The Fund outperformed its benchmark, the MCSI Emerging Markets Index (Net), which gained 18.22%. Positioning across multiple sectors and countries contributed to the Fund’s outperformance.

The emerging market universe entered 2012 amid fears about China’s economic weakening and the impact of sluggish growth in the developed world on export-driven emerging markets. The world’s central banks, especially in the U.S. and Europe, also worried about growth and continued to pump liquidity into financial markets. Emerging market central banks also moved to looser monetary policies, which buffered emerging economies until economic data stabilized in the second half of 2012. As fear of China’s hard landing lessened and European risk concerns abated, emerging markets rallied.

Financials Positioning Yields Favorable Results

Relative to its benchmark, the Fund benefited most from positioning in the financials, industrials and consumer staples sectors. In each sector, stock selection added to relative performance. Though a meaningful underweight in financials, compared to the benchmark, detracted slightly from performance, the Fund’s financial holdings significantly outperformed the benchmark. Our focus on banking stocks in Thailand, Turkey, Mexico, the Philippines and Peru was a key advantage during 2012. Consumer borrowing and use of other banking services is still low in these countries, providing substantial growth potential.

The Fund was overweight in the industrials sector, which performed in line with the overall index. Stock selection in the sector was very positive, primarily due to contributions from individual stocks. Turk Traktor ve Ziraat Makineleri in Turkey and Zhuzhou CSR Times Electric in Hong Kong stood out for their strong performance.

On average, the Fund was overweight in consumer staples stocks, an advantage as the sector outperformed the benchmark. Stock selection was also very positive. Indian tobacco company ITC, Russian supermarket chain Magnit and Taiwanese 7-11 franchise operator C.P.ALL were leading contributors.

Positioning in the consumer discretionary, materials and information technology sectors hampered results. Consumer discretionary detractors included Chinese education company New Oriental Education & Technology Group and Hyundai Department Store in South Korea.

Though the Fund benefited from an underweight in materials, stock selection hurt relative performance. Gold mining stocks Harmony Gold Mining and Gold Fields were leading detractors as they faced higher costs. Similarly, the Fund’s

16	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Emerging Markets Fund

overweight in the information technology sector was beneficial, but was offset by unfavorable stock selection. Holdings of internet companies Daum Communications and Baidu and electronics parts manufacturer Catcher Technology hurt relative performance.

Turkey, Philippines and Thailand Led Country Performance

Stock selection and an overweight in Turkey added to relative return as the country’s debt was upgraded to an investment grade rating and worries about its current account deficit subsided later in the year. Positioning in the Philippines and Thailand was also beneficial. The Fund was overweight in both countries, which outperformed the index. Stock selection was also positive. The Philippines and Thailand faced fiscal crises in the late 1990s and spent the interim years reducing consumer, corporate and government debt. Now economic growth is really picking up. Consumer and industrial demand are strong, while favorable demographics and solid banking systems are attracting foreign direct investment.

Conversely, positioning in Brazil and Indonesia detracted from relative return. Brazil’s market was flat, severely underperforming the index. Indonesia, a previous market darling, also underperformed. Though the Fund’s large overweight was disadvantageous, our areas of focus — consumer stocks and financials — did quite well, and stock selection was positive.

Opportunities in Southeast Asia

When we took over the Fund’s investment management in July, we made meaningful changes to individual holdings. As a result, the Fund’s consumer discretionary and consumer staples exposure increased, as did weightings in Southeast Asia and Turkey. Exposure to Brazil and South Korea decreased. The Fund had a 150% turnover rate for 2012.

Since then, sector weights have not changed much (as of the close of the reporting period), other than a modest increase in industrials, based on our belief that the global economy is picking up. During the second half of 2012, we increased the Fund’s weightings in China and India in response to better valuations and improving economic data.

The Fund maintained large overweights in consumer discretionary and consumer staples. The Fund was underweight materials where we believe many industries are pressured by oversupply and weak pricing power. The Fund was also underweight financials — particularly in China, South Korea and Taiwan.

The Fund was overweight in Thailand, the Philippines and Indonesia, which we believe will benefit from demographics, good growth opportunities, pent-up consumer and industrial demand, and a slight shift in foreign direct investment away from China.

The most notable underweights were Taiwan, South Africa and Brazil. In our view, Taiwan has already gone through its growth phase so we don’t see the growth opportunities in Taiwan that we believe are available in the rest of the emerging market universe. The South Africa underweight was primarily concentrated in the materials sector, which suffered from higher energy costs and labor issues. We believe these companies were not benefiting from rising metals prices because costs were rising as fast or faster. We moved Brazil to an underweight amid concerns about asset quality and the possibility of increased government interference under the new president.

Country Breakdown (%) (at December 31, 2012)
Australia	0.3
Brazil	10.3
Canada	0.3
Chile	1.7
China	14.7
Hong Kong	3.1
India	7.1
Indonesia	6.4
Malaysia	0.2
Mexico	4.6
Panama	0.5
Peru	1.2
Philippines	6.6
Poland	0.7
Russian Federation	5.4
Singapore	0.5
South Africa	3.9
South Korea	12.7
Taiwan	7.9
Thailand	7.0
Turkey	4.5
United States(a)	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	17

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Industry	Percentage of Net Assets (%)
Airlines	0.5
Auto Components	0.0	(a)
Automobiles	4.5
Beverages	1.7
Chemicals	2.4
Commercial Banks	17.9
Communications Equipment	0.2
Computers & Peripherals	0.6
Construction & Engineering	1.4
Construction Materials	2.1
Diversified Financial Services	1.8
Diversified Telecommunication Services	0.6
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	3.5
Food & Staples Retailing	5.2
Food Products	2.4
Gas Utilities	0.9
Health Care Providers & Services	1.6
Hotels, Restaurants & Leisure	2.2
Household Durables	0.9
Independent Power Producers & Energy Traders	0.5
Industrial Conglomerates	1.5
Insurance	0.4
Internet Software & Services	1.8
IT Services	0.4
Leisure Equipment & Products	0.5
Machinery	2.0
Media	1.7
Metals & Mining	1.4
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	10.5
Personal Products	0.6
Real Estate Management & Development	2.8
Semiconductors & Semiconductor Equipment	8.5
Specialty Retail	2.6
Textiles, Apparel & Luxury Goods	1.4
Tobacco	1.5
Trading Companies & Distributors	1.3
Transportation Infrastructure	1.4
Wireless Telecommunication Services	5.8
Money Market Funds	0.4
Total	99.7

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Focus Remains on Individual Companies

We currently expect that China’s economy will continue to muddle along, with little likelihood of government stimulus as long as employment remains healthy. We see excellent opportunities in Southeast Asian countries, primarily because the cost of doing business in China has been rising due to wage inflation, currency appreciation and transportation costs. Small amounts of foreign direct investment are now moving from China to other Southeast Asian countries. The incremental shift barely affects China, but is a real boon to smaller countries. Turkey and Mexico also fit this theme. Mexico is taking heavy manufacturing business from China, partly because its proximity to the U.S. reduces transportation costs. Turkey offers the same benefit from its proximity to Europe.

Though we pay attention to macro concerns such as the economy, interest rates and government actions, our focus is on individual companies. We seek companies that have strong business models, the ability to control their own destinies and the potential to benefit from industrialization and the emergence of middle classes within developing nations.

18	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Global Bond Fund

Performance Summary

>	Columbia Variable Portfolio – Global Bond Fund (the Fund) Class 3 shares gained 6.38% for the 12 months ended December 31, 2012.

>	The Fund outperformed its benchmark, the Barclays Global Aggregate Index, which rose 4.32%.

>	Currency, sector allocation, country selection and interest rate management decisions boosted the Fund’s relative results during the annual period, while issue selection detracted.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.43	5.74	6.02
Class 2*	05/03/10	6.29	5.54	5.84
Class 3	05/01/96	6.38	5.67	5.99
Barclays Global Aggregate Index		4.32	5.44	5.98

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	19

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Global Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

20	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Global Bond Fund

As of December 31, 2012, approximately 73% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 6.38%. The Fund outperformed its benchmark, the Barclays Global Aggregate Index (Barclays Index), which returned 4.32% for the same period. Currency, sector allocation, country selection and interest rate management decisions boosted the Fund’s relative results during the annual period, while issue selection detracted.

Active Management Decisions Overall Boosted Fund Returns

On an absolute basis, the Fund benefited during the annual period from a modest decline in government bond yields and from a more pronounced drop in non-government bond yields. In contrast, the U.S. dollar acted as a modest drag on absolute returns. While the U.S. dollar was largely unchanged in 2012 on a trade-weighted basis, a weighting scheme based on country weights in the Barclays Index would have shown a modestly firmer U.S. dollar. As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa.

Relative to the Barclays Index, most of our active management decisions aided performance during the annual period. Our active currency management and sector allocations decisions contributed most positively to the Fund’s relative results, followed by our country selection and interest rate, or duration management, decisions. Within sector allocation, the Fund benefited most from overweight positions in investment grade and high yield corporate bonds, in emerging market debt and from an underweight position in government bonds. Issue selection detracted most from the Fund’s performance during the annual period, largely reflecting a significant underweight position in the euro-denominated government bonds of southern European countries, especially Italy and Spain.

Shifting Market Conditions Drove Fund Portfolio Changes

We made a number of thematic changes to the portfolio during the annual period in reaction to shifting market conditions. For example, we reduced the interest rate exposure, or duration, of the portfolio during the first quarter of the annual period when global economic growth was looking better, but added that exposure back, or lengthened the Fund’s duration, when the global economy started to decelerate around mid-year. We then pared the Fund’s interest rate exposure back again, or shortened its duration, toward the end of the year when the global economy started to recover.

In seeking returns, we increased the Fund’s active risk in late May and early June 2012 after a broad market correction, increasing its exposure to investment grade corporate bonds, U.S. agency mortgage securities and more cyclically-sensitive currencies, mostly at the expense of the Japanese yen.

Throughout, we also made a series of more tactical shifts to portfolio positioning in interest rates and currencies, changes driven by our quantitative models. These shifts were additive to the Fund’s return for the annual period as a whole.

Portfolio Management

Nicholas Pifer, CFA

Country Breakdown (%) (at December 31, 2012)
Argentina	0.3
Australia	1.7
Belgium	0.5
Brazil	2.2
Canada	6.9
China	0.0	(a)
Colombia	0.5
Czech Republic	0.1
Denmark	0.3
El Salvador	0.1
Finland	0.8
France	3.5
Germany	7.2
Greece	0.0	(a)
Indonesia	1.8
Italy	0.0	(a)
Japan	9.5
Kazakhstan	0.1
Lithuania	0.2
Luxembourg	0.1
Malaysia	0.6
Mexico	1.7
Netherlands	6.3
New Zealand	0.9
Norway	1.2
Peru	0.1
Philippines	0.4
Poland	2.3
Qatar	0.3
Russian Federation	0.6
South Africa	0.4
South Korea	0.6
Supra-National	0.2
Sweden	1.3
Turkey	0.3
United Kingdom	5.6
United States(b)	40.7
Uruguay	0.1
Venezuela	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Annual Report 2012	21

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Global Bond Fund

Quality Breakdown (%) (at December 31, 2012)
AAA rating	40.1
AA rating	18.9
A rating	10.7
BBB rating	22.5
Non-investment grade	7.2
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Looking Ahead

The paradox of 2012 was how well risk assets performed despite weak global economic growth and lingering event risk in Europe and elsewhere. In our view, the strong performance of risk assets in 2012 reflected two main factors — the power of central bank liquidity and action on the one hand and attractive valuations at the start of the year on the other.

Looking forward, we think the paradox of 2013 will be far more muted gains in risk assets than last year even though the global economy is likely to improve steadily over the course of the year. In large part, this may reflect less compelling valuations at the start of 2013. Indeed, as we look across the spectrum of risk assets in the fixed income and currency markets, 2013 looks like it could be a year wherein global investors will mostly just earn their yield.

For a while now, we have viewed the global economy as stuck in a slow moving muddle-through scenario, with sluggish global growth of 3% to 3.5% versus a trend pace of approximately 4%. Highly accommodative monetary policy by the major central banks supported activity and limited downside risk during the annual period, but the underlying trajectory of global growth remained modest due to lingering structural problems and the need for further deleveraging, especially in the key developed countries. Going forward, we believe this broad framework remains intact, but we think 2013 is a year when the global economy starts to inch back to a more normal pace of growth. More specifically, we think global gross domestic product (GDP) growth of 3.5% or better is possible in 2013, followed by a return to a trend-like pace of 4% in 2014. This is not a story of dramatic improvement by any stretch, but we believe the direction should be headed the right way.

While we believe global economic growth is likely to improve as 2013 progresses, we expect inflationary pressures to remain muted in the year ahead given lingering spare capacity in the developed economies. As a result, we currently see major central banks keeping monetary policy highly accommodative. High quality government bonds offer little value in our view, but we do not expect yields to increase much in 2013 given our economic growth, inflation and monetary policy outlook. At present, non-government bonds still offer better value in this environment, we believe, although yield spreads, or the differential in yields between these bonds and those of U.S. Treasuries, offer much less protection against unexpected shocks — and that is, in our view, a risk to be aware of going forward. With short-term interest rate differentials across the major economies compressed, and unlikely to change much in the near term, we expect the U.S. dollar to move broadly sideways in the year ahead.

Our approach to managing the Fund in 2013 is two-fold. First, while we expect a less volatile year, we doubt volatility will disappear entirely. We want to be patient investors as a result, taking advantage of the inevitable to-and-fro in market sentiment. Second, we want to strike a balance in constructing the Fund’s portfolio, making sure we have enough “risk” in the portfolio to do well if central bank liquidity pumps up asset price returns yet again but seeking to manage the downside potential of that risk by keeping the portfolio well diversified across the countries, currencies, sectors and issuers with stronger fundamentals.

As always, we intend to monitor the market for changing conditions and adjust the Fund’s duration, currency, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

22	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – High Yield Bond Fund

Performance Summary

>	Columbia Variable Portfolio – High Yield Bond Fund (the Fund) Class 3 shares gained 15.74% for the 12 months ended December 31, 2012.

>	The Fund outperformed its benchmark, the unmanaged BofA Merrill Lynch U.S. High Yield Cash-Pay Constrained Index, which increased 15.40% for the same period.

>	The Fund’s asset allocation and security selection aided performance in an already strong market without bearing above-average risk.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	15.87	10.01	10.20
Class 2*	05/03/10	15.62	9.76	9.98
Class 3	05/01/96	15.74	9.91	10.15
BofA Merrill Lynch U.S. High Yield Cash-Pay Constrained Index		15.40	10.01	10.21

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The BofA Merrill Lynch U.S. High Yield Cash-Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	23

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – High Yield Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

24	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – High Yield Bond Fund

For the 12-month period ended December 31, 2012, the Fund’s Class 3 shares returned 15.74%. The Fund outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Cash-Pay Constrained Index, which returned 15.40% for the same time period. The Fund’s asset allocation and security selection aided performance in an already strong market without bearing above-average risk.

Within the fixed income universe, riskier sectors performed well in 2012, and the high-yield sector was no exception. High-yield bonds got off to a strong start early in the year, the result of an improving U.S. economy as well as the seeming stabilization of the sovereign crisis in Europe. The European Central Bank’s LTRO (long-term refinancing operation) did more than simply reduce the prevailing high interest rates in troubled eurozone countries. It also helped increase investor demand for riskier assets worldwide, thereby creating a more positive environment for the high-yield market. A general improvement in corporate balance sheets, which resulted in a low default rate, was an additional favorable factor for the high-yield market. Although the financial markets faced numerous challenges toward the end of the year, including a contentious U.S. presidential election and the impending negotiations to avert year-end tax hikes and spending cuts, demand for high-yield issues remained strong, and the market ended the year with its positive momentum intact.

Sector Allocation, Security Selection Aided Results

The Fund benefited from its overweight position in health care, primarily in the facilities industry, which outperformed during the period. Favorable security selections within the energy (exploration and production), chemicals, and consumer/commercial lease finance sectors also aided performance. These positions more than offset the impact of the Fund’s overweight positions in the metals and mining sector (excluding steel) and underweight positions in banking and building and construction, which detracted from performance. During the course of the year, we increased the Fund’s overweight in health care, primarily in facilities and managed care, and increased the overweight in the media sector. We reduced the Fund’s exposure to building materials and maintained an underweight position in forest products.

Looking Ahead

We continue to take a positive view on the high-yield market. Access to capital has remained at or near record levels, allowing companies to refinance debt and extend near-term maturities. Because high-yield issuers have been able to lock in debt at low prevailing rates, we anticipate the benefits of refinancing will be felt for years to come. Even though earnings growth began to decelerate at the end of 2012, we believe that consensus expectations call for solid corporate earnings in the year ahead. We are mindful that many challenges remain, including sequestration and the near-term uncertainty surrounding the U.S. debt ceiling. We also recognize a very real possibility that an improvement in the domestic labor market could trigger higher interest rates, a circumstance that would tend to dampen returns in the high-yield market. We therefore do not think that this is the appropriate time to compromise on credit quality in a search for higher yields. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace as they arise.

Portfolio Management

Brian Lavin, CFA

Jennifer Ponce de Leon

Portfolio Breakdown (%) (at December 31, 2012)
Corporate Bonds & Notes	91.9
Consumer Discretionary	15.0
Consumer Staples	1.5
Energy	12.7
Financials	6.8
Health Care	10.4
Industrials	7.6
Materials	10.8
Telecommunication	22.0
Utilities	5.1
Limited Partnerships	0.0	(a)
Money Market Funds	2.8
Senior Loans	5.3
Consumer Discretionary	0.8
Consumer Staples	0.2
Financials	1.3
Health Care	0.6
Industrials	0.6
Materials	0.9
Telecommunication	0.9
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Quality Breakdown (%) (at December 31, 2012)
BBB rating	2.1
BB rating	28.9
B rating	53.8
CC rating	0.1
CCC rating	14.5
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	25

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance Summary

>	Columbia Variable Portfolio – Large Core Quantitative Fund (the Fund) Class 3 shares advanced 13.87% for the 12-month period ended December 31, 2012.

>	The Fund underperformed the S&P 500 Index, its benchmark, which gained 16.00% during the 12-month period.

>	The market’s preference for stocks with riskier characteristics caused the quality measures within our quantitative model to deliver mixed results in 2012.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	14.03	0.27	5.74
Class 2*	05/03/10	13.74	0.06	5.54
Class 3	10/13/81	13.87	0.19	5.70
S&P 500 Index		16.00	1.66	7.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

26	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	27

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Large Core Quantitative Fund

Portfolio Management

Oliver Buckley

Brian Condon, CFA

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	4.9
JPMorgan Chase & Co.	3.2
Pfizer, Inc.	3.2
Microsoft Corp.	3.1
Verizon Communications, Inc.	2.6
Philip Morris International, Inc.	2.6
Wal-Mart Stores, Inc.	2.5
Chevron Corp.	2.5
Cisco Systems, Inc.	2.5
Comcast Corp., Class A	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.2
Consumer Discretionary	11.0
Consumer Staples	10.5
Energy	11.3
Financials	15.2
Health Care	12.0
Industrials	9.8
Information Technology	18.8
Materials	3.4
Telecommunication Services	3.5
Utilities	3.7
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Large Core Quantitative Fund (the Fund) Class 3 shares advanced 13.87% for the 12-month period ended December 31, 2012. The Fund underperformed the S&P 500 Index, its benchmark, which gained 16.00% during the 12-month period. The market’s preference for stocks with riskier characteristics caused the quality measures within our quantitative model to deliver mixed results in 2012.

U.S. Equities Advanced as Investor Sentiment Vacillated

In 2012, the U.S. equity market had its best year since 2009, with the S&P 500 Index gaining 16.00% for the year. During the year, investors vacillated between a conservative “risk-off” attitude and an aggressive “risk-on” attitude, depending on the latest U.S. economic news, the tenor of the fiscal cliff negotiations and the state of the European Union, among other factors. Through it all, investors were cheered by slow but steady improvement in the U.S. economic outlook, particularly the housing market’s rebound.

Against this backdrop, investors generally favored attributes typically associated with riskier stocks. For example, in 2012, S&P 500 Index stocks with the highest risk profiles, as measured by beta, outperformed stocks with the lowest beta; stocks that don’t pay a dividend outperformed stocks with the highest dividend yields; and the 20% of S&P 500 Index stocks with the greatest earnings variability outperformed the 20% of stocks with the most stable earnings. Finally, smaller stocks within the S&P 500 Index performed better than larger stocks for the year.

Energy, Technology and Materials Led Fund Performance

The Fund’s positioning in the energy, information technology and materials sectors had the most positive effect on 12-month performance relative to the Fund’s benchmark. Each of these sectors also delivered positive absolute returns for the year.

Conversely, the consumer discretionary, industrials and utilities sectors detracted from the Fund’s relative performance for the year. Despite the unfavorable effect on relative return, the Fund’s consumer discretionary and industrials holdings delivered positive absolute performance, while its utilities holdings had a negative return for the year.

The team uses computer-based models to analyze stocks within sectors. While keeping sector weights close to those of the benchmark, our models select stocks by focusing on factors, or metrics.

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength).

Our stock selection model worked reasonably well in 2012, led by the stocks that appear inexpensive relative to their peers. The 20% of S&P 500 Index stocks with the highest scores on our valuation measures outperformed the 20% of stocks with the lowest scores by over 10% for the year. (This result is consistent with the Russell 1000 Value Index’s outperformance of the Russell 1000 Growth Index during the year).

Our catalyst measures also performed reasonably well throughout the year, although that outperformance was confined to stocks with the highest quintile (20%) of catalyst scores. Investors favored companies that are sustaining their earnings growth and raising earnings expectations.

28	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Not surprisingly, given the market’s preference for riskier stock characteristics, our quality measures had mixed results for the year. Although there were very small differences between the performance of the top-ranked and bottom-ranked stocks, the 20% of stocks with the lowest quality scores did outperform the 20% with the highest quality scores, while the middle group lagged the S&P 500 Index.

Individual contributors to relative return included Discover Financial Services, Valero Energy and Intel. Discover Financial Services stock gained more than 60% during the year as the company experienced lower-than-expected credit card delinquencies and significant increases in new customers and loans, while returning capital to shareholders through share buybacks and dividends. Valero, the world’s largest independent petroleum refining and marketing company, benefited from a growing cost advantage that is helping U.S.-based refiners capture additional share of the export market. Intel is the world’s largest manufacturer of semiconductor devices. Its stock rallied more than 10% early in the year, at which time our models signaled for us to sell it. The stock subsequently weakened and finished the year down 12% as smartphones and tablets began threatening the market share of personal computers.

Individual detractors for the year included Humana and Pitney Bowes, and not owning Bank of America. Health care company Humana was unable to rebound from very disappointing second quarter earnings. Pitney Bowes, a provider of software, hardware and services for physical and digital communications, faces challenges from lower cost competitors and shifts toward email and other digital services. The stock declined for the year and we sold it before the end of the fiscal period. The Fund did not hold Bank of America, a disadvantage given that the stock gained more than 100%.

Purchases in Technology, Media and Health Care

During the year, our stock selection models led us to purchase Cisco Systems, Comcast and Amgen, while leading us to sell Intel, UnitedHealth Group and Abbott Laboratories. We will continue to rely on our computer-based models to analyze stocks within sectors and we will, as always, keep sector weightings similar to those of the benchmark. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

Strategy Focuses on Valuation, Catalyst and Quality Themes

Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times. We will work to continually enhance our quantitative models and will focus portfolio holdings on our three themes of valuation, catalyst and quality.

Annual Report 2012	29

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance Summary

>	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (the Fund) Class 3 shares returned 11.26% for the 12-month period that ended December 31, 2012.

>	The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 15.81% for the same time period.

>	Stock selection in the technology, materials and consumer-related sectors generally accounted for the shortfall versus the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	11.40	1.54	6.10
Class 2*	05/03/10	11.12	1.36	5.95
Class 3	05/01/01	11.26	1.47	6.06
Russell Midcap Growth Index		15.81	3.23	10.32

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

30	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	31

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio Management

George Myers, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Brian Neigut

Top Ten Holdings (%) (at December 31, 2012)
Crown Castle International Corp.	1.7
F5 Networks, Inc.	1.6
Sherwin-Williams Co. (The)	1.5
Alexion Pharmaceuticals, Inc.	1.5
Ulta Salon Cosmetics & Fragrance, Inc.	1.4
Red Hat, Inc.	1.3
Whole Foods Market, Inc.	1.3
Digital Realty Trust, Inc.	1.3
Edwards Lifescience Corp.	1.3
CF Industries Holdings, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	96.5
Consumer Discretionary	22.0
Consumer Staples	5.0
Energy	6.3
Financials	9.6
Health Care	13.0
Industrials	14.2
Information Technology	16.4
Materials	6.9
Telecommunication Services	2.3
Utilities	0.8
Money Market Funds	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

As of December 31, 2012, approximately 44% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 11.26%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 15.81% for the same time period. Stock selection in the technology, materials and consumer-related sectors generally accounted for the shortfall versus the benchmark. Stock selection in financials, telecommunications and health care bolstered relative results for the year.

Modest Economic Growth Inspired Confidence

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe’s debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets rewarded investors who saw the glass as half full, not half empty. U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012.

Certain Technology, Materials and Consumer Holdings Hurt Returns

The information technology sector produced the most disappointing results relative to the Fund’s benchmark. The Fund had more exposure than the index to video game maker Electronic Arts, which declined sharply on slower sales and some technical complaints of its Star Wars game, which caused concern among investors. An out-of-benchmark position in SanDisk also detracted from results. The stock rallied on holiday sales of electronic gadgets early in the period but suffered subsequently from falling prices and an over-supply in the memory market. We sold the stock during the period.

An overweight in Cliffs Natural Resources in the materials sector also detracted from returns, as Chinese steel market fundamentals deteriorated, and China imported less iron ore, opting instead to consume more domestic iron ore. In the consumer staples sector, an overweight in Herbalife also detracted from results. Herbalife, which is a global network marketing company that sells weight management, nutritional supplements, energy, sports and fitness products and

32	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

personal care products through a network of approximately 2.7 million independent distributors, came under fire when, for the second time in a year, a well-known investor questioned the validity of the company’s business model. Other detractors included Gentex, in the consumer discretionary sector. Gentex is a supplier of automatic-dimming rear-view mirrors and camera-based lighting-assist features to the global automotive industry. In what was generally a bullish environment for auto-related stocks, the company failed to raise its revenue and earnings guidance for the year, which was viewed negatively by investors.

Financial, Telecommunications and Health Care Names Bolstered Returns

Holdings in the financials and telecom sectors were the biggest positive contributors to relative performance. Within the financials sector, Moody’s led the way. The company, which is a leading provider of credit ratings on publicly traded bonds, has benefited from historically low interest rates that create attractive debt issuance costs and is positioned to benefit from a higher volume of debt issuances resulting from economic growth in emerging markets. The Fund had more exposure to Moody’s than the benchmark, which amplified the impact of its returns.

In telecom, an overweight in wireless tower operator Crown Castle International aided results, as the stock was the top contributor for the sector for the period. The company successfully completed an acquisition during the period, which increases its outdoor antenna systems infrastructure.

In health care, Onyx Pharmaceuticals was another top performer. The company’s shares surged after the Food and Drug Administration announced support for a new cancer treatment medicine, a major step towards the drug’s approval and what could be a significant boost to revenues and earnings.

Positioned to Benefit from Modest Economic Expansion

Entering 2013, the outlook on the U.S. economy remains mixed, at best. Factory orders were essentially flat at year end, as energy prices and the volatile aircraft market declined. Orders for non-defense capital goods, excluding aircraft, were up 2.6% in the month. Even though the U.S. economy has been adding jobs to the tune of approximately 150,000 over the past 12 months, the unemployment rate remained at 7.8%, largely in line with expectations. The ISM (Institute for Supply Management) Services index, which measures the strength of the service-sector, rose to 56.1% in December, up from 54.7% in November. Economists had expected no change.

In addition to mixed economic news, the nation will likely face further wrangling in Washington. The last-minute agreement reached over the fiscal cliff resolved the tax half of the bargain, but did nothing to fix spending. As a result, Congress will be left to tackle spending cuts at the same time it negotiates an extension of U.S. borrowing limits. Against this backdrop, we believe that continued volatility is likely. Monetary policy currently remains accommodative, and there are signs that global growth is picking up, particularly in China. As a result we are cautiously optimistic about 2013. We believe valuations are still reasonable, relative to history, even though equities are trading at levels considerably higher than they were one year ago. We believe that strong corporate balance sheets provide well-managed companies with opportunities to create shareholder value, and we plan to continue to adhere to our bottom-up, fundamental research process, seeking to identify companies that offer the potential for long-term value creation. In addition to pursuing strong performance, we remain keen on managing risk.

Annual Report 2012	33

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance Summary

>	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (the Fund) Class 3 shares increased 5.61% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned 5.60% for the same time period.

>	The Fund’s relative performance can be attributed primarily to mixed results of tactical allocation strategies and international asset allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	5.86	5.39	5.02
Class 2*	05/03/10	5.61	5.20	4.86
Class 3	09/13/04	5.61	5.30	4.96
Barclays World Government Inflation-Linked Bond Index		5.60	6.23	5.98
Barclays U.S. Government Inflation-Linked Bond Index		7.26	7.14	6.44
Blended Index		5.83	6.37	6.09

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

The Blended Index consists of 50% Barclays World Government Inflation-Linked Bond Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays U.S. Government Inflation-Linked Bond Index.

On October 19, 2012, the Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index were eliminated as secondary benchmarks. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the secondary benchmarks are not an appropriate basis for comparing the Fund’s performance. Information on Barclays U.S. Government Inflation-Linked Bond Index and the Blended Index will be included for a one-year transition period.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

34	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance of a Hypothetical $10,000 Investment (September 13, 2004 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	35

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Portfolio Management

BlackRock Financial Management, Inc.

Brian Weinstein

Martin Hegarty

Conan Crum

Country Breakdown (%) (at December 31, 2012)
Australia	1.2
Brazil	0.2
Canada	3.6
France	10.3
Germany	2.4
Greece	0.0	(a)
Italy	3.2
Mexico	1.0
Sweden	2.0
United Kingdom	25.3
United States(b)	50.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at December 31, 2012)
AAA rating	83.0
AA rating	11.8
BBB rating	5.1
Non-investment grade	0.0	(a)
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a)	Rounds to less than 0.01%.

Effective October 22, 2012, Columbia Variable Portfolio — Global Inflation Protected Securities Fund was re-named Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, and BlackRock Financial Management, Inc. (BlackRock) assumed responsibility for the day-to-day portfolio management of the Fund as the Fund’s subadviser.

As of December 31, 2012, approximately 90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 5.61%. The Fund closely tracked its benchmark, the Barclays World Government Inflation-Linked Bond Index, which advanced 5.60%. The Fund’s relative performance can be attributed primarily to mixed results of tactical allocation strategies and international asset allocation decisions.

Global Inflation Market Driven by Country-Specific Actions

Country-specific actions drove the global inflation market in 2012. In the U.S., the economy continued to run at a moderate pace, led by a rebound in the housing sector and a drop in the unemployment rate. However, businesses generally remained cautious as the uncertainty around government fiscal issues weighed on planning for future investments. As a result of moderate U.S. economic growth, weak external demand and fiscal policy headwinds, the Federal Reserve (the Fed) sought to reassure markets by implementing Operation Twist and a third round of quantitative easing, dubbed QE3. Accommodative Fed monetary policy was supportive of breakeven rates, as real yields stood at near record lows. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future. Real yields are yields that have been adjusted to remove the effects of inflation. The real yield of an investment is calculated as the amount by which the nominal rate is higher than the inflation rate.)

In Europe, tail risks regarding the sovereign debt crisis mostly receded, but fundamentals remained weak, as governments continued to push through painful austerity measures. Execution of the European Central Bank’s (ECB) Long Term Refinancing Operation (LTRO) program and preparation of its Outright Monetary Transactions (OMT) program helped boost confidence across the region. Although yields reached unsustainably high levels during the summer of 2012, ECB president Mario Draghi’s steadfast commitment to maintaining the unity of the euro helped preserve the Eurozone. In the U.K., a dominant factor was uncertainty about the Retail Price Index (RPI), which pressured U.K. government inflation-linked bonds. The U.K. Office of National Statistics decided to conduct a formal study into potentially altering the calculation methodology, ultimately signaling to market participants the methodology would change to more closely match Consumer Price Index (CPI) levels.

36	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

In Asia, China’s economy slowed from a high level, and Japan’s economy dipped back into recession. The election of new Japanese Prime Minister Shinzo Abe and his commitment to utilizing aggressive monetary policy caused the yen to sell off toward the end of 2012. Japanese breakeven rates had widened earlier in the year following the passage of the consumption tax hike.

Country-Specific Positioning Impacted Fund Performance Most

Columbia: During the period from January 1, 2012 through October 21, 2012, the Fund benefited from its significant exposure to U.S. TIPS, whose interest payments are automatically adjusted to help offset inflation. Yields on U.S. TIPS generally moved lower during this time frame, as influenced by the Fed’s commitment to large-scale asset purchases and lower than expected growth in the U.S. economy. Outside of the U.S., inflation-protected government bonds generally achieved positive returns as well. Regionally, inflation-protected government bonds in the markets of France, Italy, Germany, Japan, Australia and Canada generated positive returns. Inflation-protected government bonds in the U.K. and Sweden posted flat to negative returns during this time period.

During the time period from January 1, 2012 through October 21, 2012, the Fund made tactical asset allocations into nominal investment grade corporate securities, mortgage-backed securities and high quality commercial mortgage-backed securities (CMBS). The Fund’s allocations to nominal investment grade corporate securities and CMBS outperformed comparable-duration U.S. TIPS during this time period, while its allocation to mortgage-backed securities underperformed comparable-duration U.S. TIPS.

Outside of the U.S., the result of the Fund’s asset allocation decisions relative to the Blended Index was mixed. The Fund’s allocations to nominal and inflation-protected bonds of Australia and of select emerging markets contributed positively to relative results, while its underweight allocations to Italian and Japanese inflation-protected bonds detracted from performance. With short-term interest rates in the U.S. anchored near zero given the Fed’s commitment to maintain short-term interest rates low for an extended period of time, we looked for other markets that had higher-yielding interest rates with currencies that we believed had the potential to appreciate against the U.S. dollar. In turn, during the period in 2012 that we managed the Fund, we took some moderate currency positions in the Australian dollar, Mexican peso, Brazilian real and a few Asian currencies outside of the Japanese yen. The Fund’s currency allocations did not significantly impact performance, as the currencies we invested in did not materially strengthen or weaken versus the U.S. dollar during this time frame.

BlackRock: During the period from October 22, 2012 through December 31, 2012, the Fund’s long positions in both short-term and long-term Italian BTP (Buoni del Tesoro Poliennali) inflation-linked government bonds contributed positively to its results. A short position in the Japanese yen versus the U.S. dollar also boosted results, as the yen materially weakened during the fourth quarter of 2012. The Fund also benefited from a steepening bias we had established on U.S. 10-year to 30-year breakeven rates. That is, we initiated a long position in 30-year breakeven inflation via a long position in 30-year U.S. TIPS and a short position in 30-year U.S. nominal Treasuries. Simultaneously, we established a short position in 10-year breakeven inflation via a short position in 10-year U.S. TIPS and a long position in 10-year U.S. Treasuries. This positioning helped, as the U.S. yield curve did indeed steepen during the fourth quarter, meaning the long-term end of the U.S. Treasury yield curve saw rates move higher than at the shorter-term end.

Annual Report 2012	37

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The Fund’s duration positioning contributed positively to relative results as well. As we approached the U.S. elections in early November, the Fund held a modest short duration bias relative to the Barclays World Government Inflation-Linked Bond Index, which we believed had good convexity. (Convexity is a measure that demonstrates how the duration of a bond changes as the interest rate changes. Convexity is used as a risk-management tool and helps to measure and manage the amount of market risk to which a portfolio of bonds is exposed.) When the status quo election outcome materialized, prolonging a divided U.S. government, risk assets sold off on the increased chance of a policy error leading up to what was commonly known as the fiscal cliff. We gradually shortened the Fund’s duration again relative to that of the Barclays World Government Inflation-Linked Bond Index, as we believed breakeven risk was trimmed leading into the end of the year. This helped the Fund’s relative results, as positive labor and housing market data spurred a “risk on” rally, enhanced by more positive rhetoric from Congress for some form of resolution to the fiscal cliff by year end.

Detracting from the Fund’s results from October 22, 2012 through December 31, 2012 was its short position in 10-year German bunds and its short position in the euro versus the U.S. dollar.

Transition to New Management Team

Columbia: From January 1, 2012 through October 21, 2012, we continued to opportunistically search for yield enhancement strategies that we expected would outperform comparable-duration U.S. TIPS. We maintained positions in investment grade corporate securities, mortgage-backed securities and CMBS. We maintained the Fund’s slightly underweighted position in U.S. TIPS but more than offset the underweight position with positions in nominal U.S. Treasuries. Outside of the U.S., we positioned the Fund’s portfolio relative to the Blended Index with an overweighted allocation in Australia and underweighted positions in the Eurozone countries and in Japan. We maintained the Fund’s underweighted exposure to Japanese inflation-protected bonds, as we did not see compelling value there when deflation in Japan persisted. As for yield curve positioning relative to the Blended Index, the Fund remained overweight the long-term end of the yield curve and underweight the short-term end of the yield curve.

BlackRock: During the transition period to our team, we made changes in the Fund’s portfolio to match positioning consistent with our long-standing philosophy. In the inflation-linked bond allocation of the Fund’s portfolio, we added 30-year U.S. TIPS and sold nominal U.S. Treasuries to bring the portfolio from a marginally short position in U.S. breakeven rates to a long position in U.S. breakeven rates.

Elsewhere, we reduced the Fund’s overweight position in Australian real rates. We increased its position in Canadian real rates, while still maintaining an underweight position there. We also selectively added Italian real rate exposure, primarily in the long-term and short-term ends of the yield curve in anticipation of further declining volatility in the Eurozone and normalization of peripheral European yields versus core European yields. For core Europe, we covered the U.K. real rate underweight and sold nominal duration. We covered the U.K. real rate underweight the Fund had previously held because we did not want to expose the Fund’s portfolio to near-term risk given the binary outcome of U.K. RPI changes anticipated to be announced in early 2013. The Bank of England has explored monetary policy alternatives to quantitative easing, such as a funding-for-lending plan, which, in our view, may reduce demand for U.K. government bonds, called gilts. Overall, there was a reduction in both German bund and U.K. gilt demand, as safe haven

38	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

investment flows received since the start of the European sovereign debt crisis began to reverse. During the transition period, we also reduced the Fund’s emerging market exposure, held initially in both U.S. dollars and local currencies.

We were net sellers of short-term to intermediate-term real rates into year-end 2012 due to significant uncertainty surrounding three near-term fiscal challenges facing the U.S.: raising the debt ceiling, resolving the sequester-related spending cuts and negotiating the continuing resolutions, which direct fiscal year 2013 spending. At the end of the annual period, three-month forward 10-year breakeven inflation (i.e., the difference between comparable maturity forward nominal yields and real yields) exceeded 2.5%. We believe this level was too high and did not adequately reflect the fiscal policy risks just mentioned. In our view, these fiscal policy risks have the potential to put downward pressure on energy prices and ultimately on headline inflation. We believe a near-term spike in energy prices would be required to justify current valuations relative to comparable duration nominal U.S. Treasury securities.

Looking Ahead

BlackRock: At the end of the annual period, the Fund was slightly underweight real U.S. duration and slightly overweight nominal U.S. duration. The Fund was overweight real Italian duration and underweight French CPI real duration and U.K. and German nominal duration.

In our current view, the forward curves in U.S. Treasuries were suggesting that year-end 2013 rates would be higher than rates at the end of 2012, and we agree that the direction of rates is biased to the upside. Indeed, we believe that if the necessary precursors to a more significant rise in rates materialize, then year-end 2013 nominal rates could trade even higher than levels implied by forwards seen at year-end 2012. We expect to be looking for several catalysts for a more significant rise in rates. First, a material reduction in fiscal policy risk brought about by a credible deficit reduction plan that is disproportionately skewed toward fiscal years 2015 and beyond. Second, an increase in business investment amid more transparent tax policy and reduced regulatory risk, which could accelerate a decline in the unemployment rate. Third, continued improvement in the U.S. housing market. And fourth, any indication from the Fed of an earlier than expected reduction in accommodation.

In real rates, we currently believe U.S. TIPS and global inflation-linked bonds may well continue to outperform nominal bonds, as the same theme dominating the past few years is expected to continue into 2013 — namely, central bank accommodation leading to higher realized inflation amid slowly declining economic slack. Demand for the asset class should remain robust, in our view, serving as a cushion for any material rise in real rates.

That said, for the first time in 2013, we believe investors in inflation-linked bonds may expect to receive the majority of their returns from inflation accrual as opposed to duration given the record low level of rates. We believe U.S. TIPS indices in particular may experience a lower annualized return than they have generated over the past few years. We believe global inflation-linked indices are likely to perform modestly better, as global real yields are on average higher than U.S. real yields and, at the end of the annual period, were expected to carry positively into 2013 unlike U.S. TIPS.

We intend to continue to monitor the markets closely in anticipation of idiosyncratic opportunities. We believe our intimate knowledge of and ability to express views efficiently in each global market is crucial to our ability to generate added value. As our team stays closely attuned with each inflation market, our views will continue to inform the Fund’s overall duration, sector and country allocation as well as its security selection globally.

Annual Report 2012	39

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Partners Small Cap Value Fund

Performance Summary

>	Variable Portfolio – Partners Small Cap Value Fund (the Fund) Class 3 shares rose 13.51% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the Russell 2000 Value Index, which increased 18.05% during the same period.

>	While the Fund generated strong double-digit absolute gains, its underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	13.61	4.83	9.74
Class 2*	05/03/10	13.32	4.64	9.59
Class 3	08/14/01	13.51	4.75	9.70
Russell 2000 Value Index		18.05	3.55	9.50

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

40	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Partners Small Cap Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2003 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	41

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure

John Harloe

Denver Investment Advisors LLC

Kris Herrick

Troy Dayton

Mark Adelmann

Derek Anguilm

Liza Ramirez

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg

River Road Asset Management, LLC

James Shircliff

R. Andrew Beck

J. Justin Akin

Turner Investments, L.P.

David Kovacs

Top Ten Holdings (%) (at December 31, 2012)
Granite Real Estate, Inc.	1.8
Platinum Underwriters Holdings Ltd.	1.4
Geo Group, Inc. (The)	1.3
JetBlue Airways Corp.	1.2
Terex Corp.	1.1
Montpelier Re Holdings Ltd.	1.1
Alterra Capital Holdings Ltd.	1.1
Resolute Forest Products	1.1
Mentor Graphics Corp.	1.0
PolyOne Corp.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	90.8
Consumer Discretionary	13.5
Consumer Staples	2.5
Energy	4.5
Financials	22.5
Health Care	6.2
Industrials	17.2
Information Technology	14.6
Materials	6.4
Telecommunication Services	0.3
Utilities	3.1
Money Market Funds	9.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio — Partners Small Cap Value Fund is managed by five independent money management firms. As of December 31, 2012, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 22%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 20%; Denver Investment Advisors LLC (Denver) managed approximately 19%; River Road Asset Management, LLC (River Road) managed approximately 20% and Turner Investments, L.P. (Turner) managed approximately 19% of the Fund’s assets.

As of December 31, 2012, approximately 88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 13.51%. The Fund underperformed its benchmark, the Russell 2000 Value Index (Russell Index), which returned 18.05% over the same period. While the Fund generated strong double-digit absolute gains, its underperformance relative to the Russell Index can be attributed to stock selection and sector allocation decisions by its managers.

Investors Focused on Positive Amidst Counterbalancing Forces

For the year 2012, a number of macroeconomic issues dominated the headlines: the U.S. fiscal cliff of pending federal spending cuts and tax increases; a weak European economy impaired by sovereign debt problems; and the prospect of a hard landing by the pacesetting Chinese economy. However, a closer look back on the year reveals a number of positive economic developments as well, including improvement in home sales data, capital goods orders and employment in the U.S. Given these counterbalancing forces, investors elected to focus on the positive, as evidenced by the strong double-digit gains for most U.S. equity indices. From a style perspective, value stocks outperformed growth stocks across the capitalization spectrum. Additionally, stocks with the lowest or no dividend yields outperformed their higher dividend yielding counterparts.

Stock Selection and Sector Allocation Decisions Generated Mixed Results

Barrow Hanley: Our portion of the Fund outperformed the Russell Index during the annual period, due primarily to individual stock selection in the industrials and consumer discretionary sectors. Lack of participation in the underperforming materials sectors added value as well. Such positive contributors were only partially offset by the detracting effect of weaker stock selection in the information technology sector. Stock selection within the energy sector also hurt but was partially offset by the positive contribution made by our portion of the Fund’s underweighted position in the poorly-performing sector. Our portion of the Fund’s underweighted allocation to financials, one of the best performing sectors in the Russell Index during the annual period, also detracted, though stock selection within the financials sector added value.

42	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

The top three individual contributors to our portion of the Fund’s results during the annual period were construction and mining machinery manufacturer Terex, sporting goods retailer Cabela’s and major home appliances manufacturer Whirlpool. The biggest detractors were electro-optic technology products manufacturer Gentex, oil and gas exploration and production company Berry Petroleum and semiconductor equipment solutions provider Brooks Automation.

Donald Smith: Our portion of the Fund generated double-digit positive absolute returns but underperformed the Russell Index during the annual period. Hurting most was our portion of the Fund’s sizable cash position, as it served as a depressant to results in a strongly rising equity market. Individual detractors from performance included companies whose businesses were suffering from severe cyclical or secular downturns, including consumer electronics RadioShack, marine transport company Overseas Shipholding, paper and forest products manufacturer Resolute Forest Products, oil and gas exploration and production company WPX Energy and information technology products and services wholesale distributor Ingram Micro. Another poor performer was contract drilling services provider Parker Drilling, which experienced delays in bringing on two Alaskan rigs, though by year-end 2012, the outlook for its rig certification was positive.

Positive contributors to performance included several insurance companies — Montpelier Re Holdings, Platinum Underwriters Holdings and Horace Mann Educators. Other winners for our portion of the Fund during the annual period included airline Air France-KLM, commercial bank Banner, auto and truck parts and equipment manufacturer Dana, retail department store operator Dillard’s, oil and gas exploration and production company EPL Oil & Gas, building materials manufacturer Louisiana-Pacific and oil refiner Tesoro.

Denver: Our portion of the Fund underperformed the Russell Index during the annual period. 2012 was a year during which a lack of exposure to low quality stocks was an important negative factor affecting performance. Our focus on cash generative, dividend-paying companies led us to higher quality companies that tend not to be highly leveraged. In turn, the higher quality bias in our portfolio had a significantly negative impact on our results relative to the benchmark. Also, given the fact that several stocks hit our estimate of intrinsic value and were sold, our portion of the Fund’s cash position ran a little higher than usual. This also had a negative impact on relative results during a year when the U.S. equity markets rallied. The third factor impacting our portion of the Fund’s relative results was disappointing stock selection.

More specifically, our portion of the Fund was hurt most by weak stock selection in the materials and energy sectors and among interest rate-sensitive stocks. To a lesser extent, overweighted positions in materials and energy, which each lagged the Russell Index, also detracted. Only partially offsetting these detractors was the positive contribution of effective stock selection in the commercial services industry of the consumer staples sector and in the health care and utilities sectors. Also, underweighted allocations to the commercial services industry and the utilities sector, which lagged the Russell Index, boosted relative results. So, too, did an overweighted exposure to the health care sector, which outpaced the Russell Index, during the annual period.

The biggest individual disappointments in our portion of the Fund were Schnitzer Steel Industries, Cash America International and Berry Petroleum, each of which saw its shares decline during the annual period. The strongest individual

Annual Report 2012	43

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

contributors to our portion of the Fund’s relative results during the annual period were Stage Stores, West Pharmaceutical Services and MAXIMUS.

River Road: Our portion of the Fund underperformed the Russell Index during the annual period. Value stocks handily outpaced growth stocks across all market capitalizations during the annual period, which supported our absolute value approach. Unfortunately, high beta stocks outperformed lower beta stocks, which served as a headwind to our low volatility investment strategy. Stock selection overall contributed positively to our portion of the Fund’s results.

More specifically, an underweight allocation to financials detracted most from our portion of the Fund’s results relative to the Russell Index. The underweight allocation reflected the lack of attractive bank investment opportunities and a restriction on investing in real estate investment trusts (REITs). With low yields on traditional fixed income investments, REITS were a top performing industry during the annual period. Additionally, in 2012, REITs represented, on average, more than 13% of the Russell Index. However, we pursue an institutional approach, treating real estate as a separate asset class and therefore our portion of the Fund does not invest in REITs. An overweight allocation to the lagging consumer discretionary sector and poor stock selection in energy also hurt. Such detractors were only partially offset by the positive contributions made by effective stock selection in industrials and information technology. Having an underweight exposure to the lagging utilities sector also helped.

The individual stocks that detracted most from our portion of the Fund’s relative results were Big Lots, Harris Teeter Supermarkets and Rent-A-Center, each of which saw their share price decline during the annual period. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were Geo Group, Madison Square Garden and DST Systems, each of which provided positive absolute returns during the annual period.

It is also worth noting that in late December, Alterra Capital Holdings agreed to be acquired by Markel at a premium to the previous day’s closing price. Alterra Capital Holdings is a diversified global specialty insurance company. As the $31 per share bid exactly reflected the $31 per share we had determined to be its absolute value, we eliminated the position shortly after year end.

Turner: Our portion of the Fund underperformed the Russell Index on a relative basis during the annual period due to its more conservative positioning versus the benchmark in what turned out to be a strong year for equities. More specifically, the quantitative investment process we employ resulted in selling stocks that had performed well and reinvesting the proceeds into other stocks that represented more compelling valuations. Although seemingly a logical methodology, the market environment was characterized by a “let your winners run” approach in 2012.

When compared to the Russell Index, security selection detracted most from our portion of the Fund’s results in the consumer discretionary, health care and financials sectors. In consumer discretionary, stock selection was weakest in the airlines and apparel industries. In health care, underperformance was concentrated in the biotechnology and hospital management industries. In financials, relative results were hampered most by poor results among regional bank holdings and by a position in Knight Capital Group during the period in August 2012 when it reported a headline-making computer trading error.

44	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Partially offsetting these detractors was effective security selection in the materials, energy and information technology sectors. In materials, stock selection was strongest in the construction materials industry. In energy, performance was driven by security selection in the oilfield services and equipment industry. In information technology, security selection in the communication equipment industry was most successful.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. With this in mind, the three stocks that detracted most from relative results were Omnivision Technologies, KB Home and Knight Capital. The Fund’s positions in KB Home and Knight Capital were sold by the end of the annual period. The three stocks that contributed most to relative performance during the annual period were Stewart Information Services, a title insurance company leveraged to the improving real estate market; Core Logic, a data service provider to mortgage originators also levered to improvement in the real estate market; and Cooper Tire & Rubber, which benefited from a new product cycle and lower raw materials costs. The Fund’s position in Core Logic was sold by the end of the annual period.

Purchases and Sales Drove Fund Changes

Barrow Hanley: Our portion of the Fund is built entirely on individual stock selection and is agnostic to market timing. That said, during the annual period, we both bought and sold a position in Krispy Kreme Doughnuts. This stock rose to a level that no longer made it attractive to hold, in our view. We also sold the Fund’s position in Aaron’s, which rents and sells office and residential furniture and accessories, consumer electronics and household appliances and also manufactures furniture, bedding and accessories. In our view, Aaron’s long-term performance prospects had dwindled. There were no significant shifts in sector allocation within our portion of the Fund during the annual period.

Donald Smith: We sold a number of holdings from our portion of the Fund, most with gains. These included Avista, Banner, Dillard’s, Louisiana-Pacific, Semiconductor Manufacturing, Tesoro, USEC and VOXX International. Other positions were eliminated by virtue of corporate activity, as the acquisitions of Flagstone by Validus and GenOn by NRG were consummated during the fourth quarter of 2012. We initiated new Fund positions in two natural gas producers — Advantage Oil & Gas and WPX Energy. We also established new Fund positions during the annual period in Aircastle, an aircraft leasing company; AuRico Gold, a Canadian-based gold producer; and RadioShack, the consumer electronics retailer. On average, these companies’ stocks were purchased at discounts to tangible book value and low price/earnings multiples based on normalized earnings.

At year-end 2012, our portion of the Fund’s portfolio sold at an attractive 78% of tangible book value. This compares favorably with the Russell Index at 213% of tangible book value at December 31, 2012. Our portion of the Fund was most heavily weighted in the insurance and technology industries. The insurance holdings in our portion of the Fund sold, on average, at discounts to tangible book value, and in many cases, their managements have been wisely, in our view, repurchasing stock below this value. The positions in the technology industry in our portion of the Fund were generally disappointing during the annual period. However, we believe a worldwide economic re-acceleration, coupled with more disciplined supply growth and better pricing power, could lead to improved performance in 2013.

Annual Report 2012	45

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Denver: Among the newly-initiated positions in our portion of the Fund during the annual period were El Paso Electric, Cubesmart and Washington Federal. El Paso Electric was purchased because we expect more growth from the integrated electric utility than was priced into the stock. Cubesmart is a self-storage REIT with what we believe to be an attractive opportunity to drive value through occupancy gains. Savings and loan bank Washington Federal was purchased based on its reasonable valuation, low market expectations and our view that it may benefit from improvements in the housing market.

In addition to the sale of Schnitzer Steel Industries, already mentioned, we exited our portion of the Fund’s positions in Alliant Techsystems and American Campus Communities during the annual period. Aerospace and defense systems supplier Alliant Techsystems was sold based on a risk too significant to ignore. Apartment REIT American Campus Communities was sold as it neared our price target and its market capitalization neared the top of the Russell Index.

While sector weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to materials, consumer staples and energy increased relative to the Russell Index during the annual period and exposure to the health care, capital goods and transportation segments of the market decreased relative to the Russell Index. At the end of the annual period, our portion of the Fund was overweight relative to the Russell Index in the health care, consumer staples and communications segments of the Russell Index. On December 31, 2012, our portion of the Fund was underweight relative to the Russell Index in the interest rate-sensitive, technology, capital goods and consumer cyclicals segments of the Russell Index and was rather neutrally weighted compared to the Russell Index in the utilities, commercial services, REITs, energy and materials segments of the market. Our portion of the Fund had no exposure to transportation at the end of the annual period.

River Road: Among the more significant purchases made during 2012 in our portion of the Fund were Pep Boys-Manny Moe & Jack and Iconix Brand Group. Pep Boys-Manny Moe & Jack (Pep Boys) is a national chain offering automotive services, tires, parts and accessories. In early 2012, Pep Boys signed a deal to be acquired by private equity firm Gores Group, for $15 per share. Thanks to speculation of another potential bidder, we fully exited the position above the $15 per share bid price. On May 30, 2012, Gores Group terminated the deal citing declining fundamentals, and the company’s share price fell from $15 to $9 per share despite it receiving a $50 million breakup fee used to pay down debt. We re-established a position in Pep Boys around $9.50 per share, which was a 25% discount to our revised $12.50 absolute value determination, based on a trading multiple of 6x forward EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). Iconix Brand Group is a brand management company focused on licensing and marketing a diversified portfolio of 28 consumer brands, including Candies, Mossimo, Mudd, Starter, OP and Badgley Mishka, that represent $12 billion in annual retail sales. In 2012, more than 60% of its projected royalties were contractually guaranteed.

During the annual period, we eliminated our portion of the Fund’s positions in Cracker Barrel Old Country Store and Stepan. Cracker Barrel Old Country Store is a restaurant chain with gift shops, whose stores are mostly located in the southeastern U.S. A new management team introduced cost-cutting initiatives that reduced general and administrative expense and improved in-store economics. Given that the shares were trading at a very small discount to what we had

46	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

determined to be its absolute value, we eliminated the position as the risk/reward balance was no longer favorable, in our view, in the face of a weakening consumer, higher food costs and insider selling. Stepan produces surfactants and polymers along with other specialty chemicals. We had purchased Stepan because we believed the company would improve its EBITDA margins and cash flows beyond its historical highs. As raw material costs increased, the company was able to maintain good volumes and margins. We sold the position as its share price rose to our determination of its absolute value.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in industrials and health care increased during the annual period, and sector weightings in materials and energy decreased. At the end of the annual period, our portion of the Fund remained most overweighted relative to the Russell Index in consumer discretionary and health care and was most underweighted relative to the Russell Index in financials and utilities.

Turner: As our portion of the Fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not individual stock fundamental reasons. Also, the portfolio is managed sector neutral to the Russell Index. We do not seek to overweight or underweight individual sectors, and sector weightings will closely resemble the sector weightings of the Russell Index. All that said, our portion of the Fund’s exposures to consumer discretionary and materials relative to the Russell Index increased during the annual period, and its exposures to financials and energy relative to the Russell Index decreased during the annual period.

Looking Ahead

Barrow Hanley: We strive to add value over the Russell Index by more than offsetting the lack of low volatility sector exposure with opportunistic stock selection. An essential part of our focus during significant declines in the market involves seeking to restructure our portion of the Fund’s portfolio in an effort to maximize its relative return potential. Simply put, we may increase holdings where share price declines represent the highest risk-adjusted return opportunities, while at the same time funding them from holdings that have become in our view relatively less attractive as a result of superior performance. Thus, toward the end of the annual period, we either liquidated or scaled back several of the best performing stocks and significantly increased positions in others that were among the worst performers of the third quarter. This strategy represented not a change but an extension of our long-held value creation thesis.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. That said, at the end of the annual period, it appeared the recovery in housing and autos may help stimulate other sectors of the U.S. economy, potentially offsetting the negative impact of the recently announced tax increase. We currently believe the Federal Reserve’s easy monetary policy also will continue to provide stimulation to the economy.

Denver: As is so often the case, there are many issues to be concerned about looking into a new year. First, as the eleventh-hour “fiscal cliff” resolution pushed the discussion of spending cuts into the first quarter of 2013, many of the politically polarizing issues are tied to how we address meaningful debt reduction. In our view, there is also the potential for further economic damage and market volatility should there be any delay on extending the federal debt ceiling. Second,

Annual Report 2012	47

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

at the end of 2012, the U.S. was 42 months into this economic recovery, which is historically longer than average. Given the persistent sluggishness, corporate earnings estimates, particularly for non-financial companies, were being lowered for 2013. Third, the last chapter of the economic and financial saga in Europe has not yet been written.

Importantly, through the first three quarters of reported 2012 results, our portion of the Fund’s portfolio of companies grew their cash flows, while the Russell Index’ cash flow growth was flat. As our portion of the Fund underperformed the Russell Index, one could argue that the portfolio was even more attractive at the end of the annual period than it was at the beginning. We cannot, of course, say with certainty when the cash flow growth of the companies in our portion of the Fund will be rewarded, but we do believe that if these companies continue to perform fundamentally better than the Russell Index, that time will come. All told, we continued to be excited by the holdings in our portion of the Fund’s portfolio and by other ideas that we were exploring at the end of the annual period.

River Road: We intend to stay focused going forward on high quality companies that we believe can not only survive but also perhaps thrive during a period of modest economic growth.

Turner: In managing our portion of the Fund, we believe consistent outperformance relative to the Russell Index may best be achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

48	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Sit Dividend Growth Fund

Performance Summary

>	Variable Portfolio – Sit Dividend Growth Fund (the Fund) Class 3 shares returned 10.68% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the S&P 500 Index, which gained 16.00% during the same period.

>

While the Fund generated strong double-digit absolute gains, its underperformance of the S&P 500 Index can be attributed during the bulk of the annual period to stock selection and during the last weeks of the annual period to a more conservative investment strategy when a more aggressive style was in favor.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	10.98	-0.72	1.35
Class 2*	05/03/10	10.59	-0.83	1.27
Class 3	05/01/06	10.68	-0.79	1.30
S&P 500 Index		16.00	1.66	3.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	49

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Sit Dividend Growth Fund

Performance of a Hypothetical $10,000 Investment (May 1, 2006 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Sit Dividend Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

50	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Sit Dividend Growth Fund

Effective November 16, 2012, Variable Portfolio – Davis New York Venture Fund was re-named the Variable Portfolio – Sit Dividend Growth Fund and Sit Investment Associates (“Sit”) replaced Davis Selected Advisers, L.P. (“Davis”) as the Fund’s subadviser.

As of December 31, 2012, approximately 94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 10.68%. The Fund underperformed its benchmark, the S&P 500 Index, which rose 16.00% over the same period. While the Fund generated strong double-digit absolute gains, its underperformance of the S&P 500 Index can be attributed during the bulk of the annual period to stock selection and during the last weeks of the annual period to the sub-adviser’s more conservative investment strategy when a more aggressive style was in favor.

Equity Markets Benefited from Accommodative Global Monetary Policy

For 2012, equity markets benefited from favorable monetary policies in the U.S. and abroad, delivering positive double-digit gains despite challenges from an intensifying European sovereign debt crisis, slowing economic growth in the U.S. and China, and a tense political standoff on the U.S. fiscal cliff. Within the S&P 500 Index, the financials and consumer discretionary sectors generated the strongest returns, and the utilities and energy sector were weakest. For 2012, non-dividend paying, more aggressive, cyclical stocks outperformed the broad equity market. Specifically, non-dividend paying stocks within the S&P 500 Index returned 31% versus 13% for dividend paying stocks.

Fund’s Stock Selection and Conservative Strategy Hampered Results

Davis: The Fund underperformed the S&P 500 Index during the period from January 1, 2012 through November 16, 2012 due primarily to stock selection. Detracting from the Fund’s relative results most was stock selection in the energy, health care and consumer discretionary sectors. Having an underweight allocation to health care, which outpaced the S&P 500 Index, also hurt. Such detractors were only partially offset by effective stock selection in the consumer staples sector, which helped the Fund’s performance relative to its benchmark. An overweighted allocation to consumer staples, which outperformed the index, and underweighted exposures to industrials and information technology, which lagged the index, also contributed positively to the Fund’s results.

From an individual security perspective, detracting from the Fund’s results relative to the S&P 500 Index were positions in three oil and gas exploration and production companies — Canadian Natural Resources, Occidental Petroleum and OGX. The Fund benefited most relative to the S&P 500 Index from positions in financials companies Wells Fargo and Bank of New York Mellon and in drug store retailer CVS Caremark.

Sit: The “risk on” sentiment that dominated during the period from November 16, 2012 through December 31, 2012 made it more difficult for the more conservative strategy we used in the Fund to achieve any substantial outperformance of the

Portfolio Management

Sit Investment Associates, Inc.

Roger Sit

Kent Johnson

Michael Stellmacher

Top Ten Holdings (%) (at December 31, 2012)
Chevron Corp.	3.6
International Business Machines Corp.	2.8
Verizon Communications, Inc.	2.4
PepsiCo, Inc.	2.1
Procter & Gamble Co. (The)	2.1
JPMorgan Chase & Co.	2.0
Occidental Petroleum Corp.	2.0
Pfizer, Inc.	2.0
QUALCOMM, Inc.	1.9
Johnson & Johnson	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	97.5
Consumer Discretionary	8.0
Consumer Staples	11.1
Energy	13.1
Financials	15.1
Health Care	13.8
Industrials	13.3
Information Technology	15.5
Materials	1.3
Telecommunication Services	3.7
Utilities	2.6
Money Market Funds	1.5
Mutual Fund	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	51

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Sit Dividend Growth Fund

benchmark. From a sector perspective, the Fund’s underperformance can be attributed primarily to stock selection in the financials, consumer discretionary and materials sectors. In financials, not owning the strongly-performing diversified banking institution Bank of America detracted most. In consumer discretionary, the Fund’s position in the poorly-performing discount retailer Target hurt most. In materials, a position in diversified metals miner Freeport-McMoRan Copper & Gold disappointed. Elsewhere, a position in oilfield machinery and equipment provider National Oilwell Varco detracted from the Fund’s results during this period. Having a position, albeit modest, in cash during a period when the market rallied further dampened results.

On the positive side, stock selection in industrials, telecommunication services and energy proved effective. Individual securities that contributed most to the Fund’s results included an underweighted position in information technology giant Apple and not owning integrated oil company Exxon Mobil, each of which performed poorly during the period from November 19, 2012 through the end of the year. The Fund’s position in automotive safety systems manufacturer Autoliv of the consumer discretionary sector was the third greatest contributor to the Fund’s relative results.

Bottom-Up Process Drove Fund Changes

Davis: New positions we initiated during the period from January 1, 2012 through November 16, 2012 included Groupon, a leading online advertising site for local businesses; Emerson Electric, an industrial automation, climate control and network power business; and Sysco, a leading food products distributor to restaurants.

Holdings eliminated from the Fund during the period included China Coal, China Shipping Development and Li & Fung.

While the Fund’s sector weightings are entirely the result of our bottom-up strategy, during the period from January 1, 2012 through November 16, 2012, the Fund’s weightings relative to the S&P 500 Index increased in consumer discretionary, financials and information technology and decreased in energy, health care and industrials.

Sit: We began managing our portion of the Fund after the close of business on November 16, 2012. Given this short period of time, it was not a matter of making significant changes through year-end but rather of analyzing the existing portfolio with consideration to our investment strategy and actively managing it amidst shifting market conditions.

Looking Ahead

Sit: Looking ahead, we do not believe global economy will fall back into a recession, but we do expect the economic recovery to continue to be subpar compared to historical post-recessionary periods. The U.S. and Asia ex-Japan regions should, in our view, continue to lead the global economy. We expect continued slow but positive economic growth in the U.S., as the nation benefits from favorable monetary policies, and we believe China should be successful in engineering a soft landing for its economy. The upcoming debt ceiling deadline and budget negotiations for the U.S. government will likely continue to pressure financial markets and investor sentiment in the first quarter of 2013. We considered equity valuations to be attractive at the end of 2012, but the strength of the economic environment remained uncertain.

Amidst these conditions, we believe fundamental analysis is extremely important in seeking the healthiest and best positioned companies with strong earnings growth potential over what is widely expected to be a continued subpar economic expansion. Should the economy indeed continue at its slow growth pace, then we believe high quality, dividend paying stocks may come into increasing favor.

52	Annual Report 2012

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Victory Established Value Fund

Performance Summary

>	Variable Portfolio – Victory Established Value Fund (the Fund) Class 3 shares returned 16.91% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the Russell Midcap Value Index (Russell Index), which returned 18.51% over the same period.

>	While the Fund generated strong double-digit absolute gains during the annual period, its underperformance of the Russell Index can be attributed primarily to individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	17.08	2.95	5.56
Class 2*	05/03/10	16.86	2.77	5.39
Class 3	02/04/04	16.91	2.90	5.53
Russell Midcap Value Index		18.51	3.79	7.84

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	53

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Victory Established Value Fund

Performance of a Hypothetical $10,000 Investment (February 4, 2004 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Victory Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

54	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Victory Established Value Fund

Effective November 16, 2012, Variable Portfolio – Goldman Sachs Mid Cap Value Fund was re-named the Variable Portfolio – Victory Established Value Fund and Victory Capital Management, Inc. (“Victory”) replaced Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as the Fund’s subadviser.

As of December 31, 2012, approximately 98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 3 shares returned 16.91%. The Fund underperformed its benchmark, the Russell Midcap Value Index (Russell Index), which returned 18.51% over the same period. While the Fund generated strong double-digit absolute gains during the annual period, its underperformance of the Russell Index can be attributed primarily to individual stock selection.

Shifting Market Conditions Drove Sector Performance Rotation

Goldman Sachs: During the period through mid-November, a major factor impacting the financial markets was the Federal Reserve’s (the Fed) announcement of a third round of quantitative easing, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. Continued improvements in home prices as well as the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market and helped offset lackluster economic growth and a stalled labor market. Financial stocks benefited from the Fed’s actions, though the energy sector led returns, as oil prices rebounded sharply following heightened tensions in the Middle East. The information technology sector also contributed significantly to the overall market’s performance as several bellwether stocks hit stock price and market capitalization records.

Victory: The period from mid-November through the end of 2012 was largely at the mercy of strong seasonal influences. There was generally a rotation out of domestic-centric leaders, such as those companies related to the housing, retail and financials industries, into the global cyclicals, including industrials, materials and information technology. This rotation occurred on the heels of modest improvement in U.S. economic data points, including stabilizing durable goods orders, a pickup in factory orders, continued improvement in construction spending and a solid nonmanufacturing ISM (Institute for Supply Management) report. Sentiment figures waned, while data around employment were influenced by the impact of Superstorm Sandy. The impending fiscal cliff, still unresolved at the end of December, also impacted macroeconomic data. Further, interest rates impacted relative stock performance. The yield on the 10-year U.S. Treasury rose from 1.61% on November 19, 2012 to 1.86% to start the new year. Importantly, the spread, or yield differential, between the two-year U.S. Treasury and the 10-year U.S. Treasury, an important barometer for growth expectations, widened. This may, in our view, have led to the underperformance of interest rate-sensitive industries, like retail, utilities and some financial services. During these last

Portfolio Management

Victory Capital Management, Inc.

Gary Miller

Jeffrey Graff, CFA

Gregory Connors

James Albers, CFA

Michael Rodarte, CFA

Top Ten Holdings (%) (at December 31, 2012)
Reliance Steel & Aluminum Co.	2.3
CareFusion Corp.	1.8
Kennametal, Inc.	1.8
Covance, Inc.	1.7
Brown & Brown, Inc.	1.7
Patterson Companies, Inc.	1.7
Chubb Corp. (The)	1.6
Applied Materials, Inc.	1.6
Fifth Third Bancorp	1.6
Mohawk Industries, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.5
Consumer Discretionary	11.5
Consumer Staples	2.7
Energy	7.2
Financials	24.0
Health Care	7.7
Industrials	15.8
Information Technology	15.1
Materials	10.1
Utilities	4.4
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	55

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

six weeks or so of the annual period, style factors that were prevalent included a preference for low price-to-sales, low price-to-earnings, higher forward earnings growth and beta. Quality factors, such as return on invested capital, free cash flow-to-debt, capital efficiency, and cash flow consistency were not rewarded.

Stock Selection Overall Hampered Fund Performance

Goldman Sachs: The Fund underperformed the Russell Index during the period from January 1, 2012 through November 16, 2012 due primarily to stock selection. Detracting from the Fund’s relative results most was stock selection in the information technology, health care and consumer discretionary sectors. Such detractors were only partially offset by effective stock selection in the financials, telecommunication services and utilities sectors, which helped the Fund’s performance relative to the Russell Index.

From an individual security perspective, detracting most from the Fund’s results relative to the Russell Index were positions in Key Energy Services, Polycom and MGM Resorts International. The Fund benefited most relative to the Russell Index from positions in Scripps Networks Interactive, Constellation Brands and Sprint Nextel.

Victory: The Fund underperformed the Russell Index for the period from November 16, 2012 through December 31, 2012 due primarily to stock selection. Sector allocation contributed positively. While the period was a transition phase resulting in significant turnover, stock selection was challenged due to style factors, as higher beta (a measure of volatility) and lower market cap issues were preferred over issues with attractive return on invested capital, free cash flow yields, consistent cash flow generation and dividend growth, among other quality characteristics.

Stock selection detracted most in the financials, energy and industrials sectors. Having an overweight allocation to consumer discretionary also hurt. Such detractors were only partially offset by effective stock selection in the consumer discretionary sector, which helped the Fund’s performance relative to the Russell Index. Having overweighted exposures to materials, information technology and industrials also boosted Fund results as did having an underweighted allocation to utilities.

From an individual security perspective, detracting most from the Fund’s results relative to the Russell Index were positions in Darden Restaurants, Cimarex Energy and Brown & Brown. The Fund benefited most relative to the Russell Index from positions in Reliance Steel & Aluminum, Robert Half International and Johnson Controls.

Shifting Market Conditions Drove Fund Changes

Goldman Sachs: During the period from January 1, 2012 through November 16, 2012, we sold the Fund’s position in Discover Financial Services, a direct banking and payment services company. As the company benefited form many tailwinds in 2012, its share price appreciated, and we exited the Fund position in favor of other names in the sector that we believed had higher upside potential. We also sold the Fund’s position in Analog Devices, a designer and manufacturer of analog and digital circuits used in electronic equipment. We initially purchased Analog Devices because we felt investors were not appreciating several company-specific catalysts, such as its communications infrastructure exposure and an agreement with Apple to produce one of the components in the iPhone 5. As these catalysts

56	Annual Report 2012

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

were eventually priced into the stock, the company’s valuation became less compelling, and we exited the position in favor of other names with more attractive risk/reward profiles.

In the weeks leading up to the U.S. presidential election, we did not position the Fund for a specific outcome given its binary nature, but we did increase the Fund’s underweight to financials, taking profits on a number of names that had risen significantly. The resolution of the election did not change our view. We had long been cautious on companies, mostly in the health care and defense industries, where revenue is at risk due to government spending cuts. We maintained a balanced stance, holding positions in economically-sensitive stocks levered to an improvement in the economy as well as in more resilient stocks expected to be able to weather a downturn. All told, during the period, the Fund’s exposure to consumer staples, energy and materials increased compared to the Russell Index, while its allocations compared to the Russell Index in industrials and telecommunication services decreased.

Victory: During the period from November 19, 2012 through December 31, 2012, we initiated one new position in the Fund — TE Connectivity. TE Connectivity is the world’s largest manufacturer of electronic connectors and interconnect systems, whose products connect and protect the flow of power and data inside millions of products used by consumers and industries. The company has top market share in many sub-segments of the connector market, including automotive, industrial products and telecommunications products. We believe digital content is increasing for many products in these end markets and that the number of connectors needed per product will increase as well. In addition, we believe many of the company’s end markets are cyclically depressed, and as the economy recovers, we expect TE Connectivity to see higher demand for its products. In turn, this should lead to higher revenue and margin expansion, as capacity utilization increases. There were no significant changes in sector allocation during this period.

As of December 31, 2012, the Fund had modestly overweighted positions relative to the Russell Index in the consumer discretionary and health care sectors and more significantly overweighted allocations to the industrials, information technology and materials sectors. On the same date, the Fund had a significantly underweighted position compared to the Russell Index in financials, primarily stemming from an underweight of real estate investment trusts (REITs). The Fund was also underweighted to consumer staples, energy and utilities. The Fund had no exposure to the telecommunication services sector at the end of 2012.

Given the transition to the new subadviser and changes made in that process, the Fund had a portfolio turnover rate of 151% for the annual period ended December 31, 2012.

Looking Ahead

Victory: We intend to manage the Fund opportunistically, using our bottom-up process based on our return-to-risk assessment of each security considered for the portfolio. Our emphasis is on building the Fund’s portfolio around better businesses run by superior operators and stewards of capital focused on investing in the business for the long term as they seek to enhance margins and grow earnings while returning cash to shareholders. We focus our energies toward companies with these attributes when we believe the market is undervaluing their prospects due to a misunderstanding of the business, poor sentiment or cyclical pressures.

Annual Report 2012	57

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Balanced Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 3	1,000.00	1,000.00	1,065.90	1,021.28	4.12	4.04	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

58	Annual Report 2012

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Cash Management Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.00	1,024.52	0.76	0.77	0.15
Class 2	1,000.00	1,000.00	1,000.10	1,024.52	0.76	0.77	0.15
Class 3	1,000.00	1,000.00	1,000.00	1,024.57	0.71	0.72	0.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2012, the annualized expense ratios would have been 0.46% for Class 1, 0.71% for Class 2 and 0.59% for Class 3. The actual expenses paid would have been $2.33 for Class 1, $3.59 for Class 2 and $2.98 for Class 3; the hypothetical expenses paid would have been $2.35 for Class 1, $3.63 for Class 2 and $3.02 for Class 3.

Columbia Variable Portfolio – Diversified Bond Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,038.70	1,022.54	2.78	2.76	0.54
Class 2	1,000.00	1,000.00	1,037.90	1,021.23	4.12	4.09	0.80
Class 3	1,000.00	1,000.00	1,038.70	1,021.89	3.45	3.42	0.67

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Columbia Variable Portfolio – Emerging Markets Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,162.70	1,018.90	6.89	6.43	1.26
Class 2	1,000.00	1,000.00	1,161.00	1,017.64	8.25	7.70	1.51
Class 3	1,000.00	1,000.00	1,162.00	1,018.25	7.60	7.09	1.39

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	59

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Global Bond Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,043.00	1,021.68	3.67	3.63	0.71
Class 2	1,000.00	1,000.00	1,041.80	1,020.42	4.95	4.90	0.96
Class 3	1,000.00	1,000.00	1,042.30	1,021.03	4.34	4.29	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Columbia Variable Portfolio – High Yield Bond Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.80	1,021.63	3.79	3.68	0.72
Class 2	1,000.00	1,000.00	1,079.70	1,020.37	5.10	4.95	0.97
Class 3	1,000.00	1,000.00	1,079.30	1,020.98	4.47	4.34	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Large Core Quantitative Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.10	1,021.28	4.10	4.04	0.79
Class 2	1,000.00	1,000.00	1,049.60	1,019.97	5.44	5.36	1.05
Class 3	1,000.00	1,000.00	1,050.40	1,020.62	4.77	4.70	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

60	Annual Report 2012

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,038.40	1,020.83	4.53	4.49	0.88
Class 2	1,000.00	1,000.00	1,036.30	1,019.56	5.82	5.77	1.13
Class 3	1,000.00	1,000.00	1,037.00	1,020.22	5.15	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – BlackRock Global Inflation Protected Securities Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.30	1,022.49	2.82	2.81	0.55
Class 2	1,000.00	1,000.00	1,030.30	1,021.23	4.10	4.09	0.80
Class 3	1,000.00	1,000.00	1,030.20	1,021.84	3.49	3.47	0.68

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Partners Small Cap Value Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,077.20	1,020.67	4.78	4.65	0.91
Class 2	1,000.00	1,000.00	1,076.30	1,019.41	6.09	5.92	1.16
Class 3	1,000.00	1,000.00	1,076.80	1,020.07	5.41	5.26	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	61

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – Sit Dividend Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,040.80	1,021.33	4.02	3.98	0.78
Class 2	1,000.00	1,000.00	1,039.00	1,020.07	5.31	5.26	1.03
Class 3	1,000.00	1,000.00	1,038.90	1,020.67	4.69	4.65	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Victory Established Value Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,088.70	1,020.93	4.54	4.39	0.86
Class 2	1,000.00	1,000.00	1,088.30	1,019.66	5.86	5.67	1.11
Class 3	1,000.00	1,000.00	1,089.00	1,020.27	5.23	5.05	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

62	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 65.2%
Issuer	Shares	Value ($)

Consumer Discretionary 7.1%
Auto Components 0.4%

Delphi Automotive PLC(a)	88,179	3,372,847

Automobiles 0.6%

General Motors Co.(a)	192,688	5,555,195

Hotels, Restaurants & Leisure 1.3%

McDonald’s Corp.	49,881	4,400,003

Wynn Resorts Ltd.	61,366	6,903,061

Total		11,303,064

Media 3.3%

Comcast Corp., Class A	228,613	8,545,554

DIRECTV(a)	100,589	5,045,544

Discovery Communications, Inc., Class A(a)	94,797	6,017,714

Viacom, Inc., Class B	159,746	8,425,004

Total		28,033,816

Multiline Retail 0.2%

Target Corp.	23,440	1,386,945

Specialty Retail 0.7%

Lowe’s Companies, Inc.	156,459	5,557,424

Textiles, Apparel & Luxury Goods 0.6%

Nike, Inc., Class B	102,984	5,313,974

Total Consumer Discretionary		60,523,265

Consumer Staples 6.7%
Beverages 1.8%

Diageo PLC, ADR	45,313	5,282,590

PepsiCo, Inc.	147,678	10,105,605

Total		15,388,195

Food & Staples Retailing 1.5%

CVS Caremark Corp.	164,108	7,934,622

Walgreen Co.	124,149	4,594,754

Total		12,529,376

Food Products 0.6%

Mondelez International, Inc., Class A	215,967	5,500,680

Household Products 1.5%

Procter & Gamble Co. (The)	185,111	12,567,186

Tobacco 1.3%

Philip Morris International, Inc.	129,072	10,795,582

Total Consumer Staples		56,781,019

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 6.7%
Energy Equipment & Services 1.0%

Halliburton Co.	249,562	8,657,306

Oil, Gas & Consumable Fuels 5.7%

Anadarko Petroleum Corp.	22,250	1,653,398

Apache Corp.	71,621	5,622,248

Chevron Corp.	138,158	14,940,406

ConocoPhillips	118,176	6,853,026

Exxon Mobil Corp.	155,528	13,460,948

Noble Energy, Inc.	52,555	5,346,946

Total		47,876,972

Total Energy		56,534,278

Financials 11.5%
Capital Markets 3.7%

BlackRock, Inc.	54,418	11,248,745

Goldman Sachs Group, Inc. (The)	34,783	4,436,919

Invesco Ltd.	236,001	6,157,266

Morgan Stanley	176,947	3,383,227

State Street Corp.	128,161	6,024,849

Total		31,251,006

Commercial Banks 1.4%

Wells Fargo & Co.	358,303	12,246,796

Diversified Financial Services 3.1%

Citigroup, Inc.	316,093	12,504,639

JPMorgan Chase & Co.	314,616	13,833,666

Total		26,338,305

Insurance 3.3%

Aon PLC	194,014	10,787,178

Berkshire Hathaway, Inc., Class B(a)	189,667	17,013,130

Total		27,800,308

Real Estate Management & Development —%

Realogy Holdings Corp.(a)	4,187	175,686

Total Financials		97,812,101

Health Care 9.3%
Biotechnology 0.7%

Celgene Corp.(a)	72,386	5,698,226

Health Care Equipment & Supplies 1.6%

Baxter International, Inc.	115,341	7,688,631

Covidien PLC	106,636	6,157,163

Total		13,845,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	63

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Providers & Services 2.0%

Cardinal Health, Inc.	67,590	2,783,356

CIGNA Corp.	127,379	6,809,681

Express Scripts Holding Co.(a)	134,756	7,276,824

Total		16,869,861

Pharmaceuticals 5.0%

Abbott Laboratories	201,095	13,171,722

Johnson & Johnson	259,706	18,205,391

Pfizer, Inc.	452,082	11,338,217

Total		42,715,330

Total Health Care		79,129,211

Industrials 7.1%
Aerospace & Defense 1.6%

Honeywell International, Inc.	112,997	7,171,920

United Technologies Corp.	74,709	6,126,885

Total		13,298,805

Air Freight & Logistics 0.8%

FedEx Corp.	75,877	6,959,438

Commercial Services & Supplies 0.6%

Tyco International Ltd.	176,013	5,148,380

Electrical Equipment 0.4%

Eaton Corp. PLC	60,545	3,281,539

Industrial Conglomerates 1.2%

General Electric Co.	493,214	10,352,562

Machinery 0.9%

Caterpillar, Inc.	41,180	3,688,905

Stanley Black & Decker, Inc.	48,255	3,569,422

Total		7,258,327

Professional Services 0.8%

Nielsen Holdings NV(a)	203,385	6,221,547

Road & Rail 0.6%

Union Pacific Corp.	42,208	5,306,390

Trading Companies & Distributors 0.2%

MRC Global, Inc.(a)	70,287	1,952,573

Total Industrials		59,779,561

Information Technology 14.4%
Communications Equipment 1.6%

F5 Networks, Inc.(a)	42,280	4,107,502

QUALCOMM, Inc.	147,308	9,136,042

Total		13,243,544

Common Stocks (continued)
Issuer	Shares	Value ($)

Computers & Peripherals 4.6%

Apple, Inc.	40,747	21,719,374

EMC Corp.(a)	287,578	7,275,723

Hewlett-Packard Co.	724,503	10,324,168

Total		39,319,265

Internet Software & Services 3.3%

eBay, Inc.(a)	192,535	9,823,136

Facebook, Inc., Class A(a)	100,195	2,668,193

Google, Inc., Class A(a)	21,477	15,235,139

Total		27,726,468

IT Services 2.3%

International Business Machines Corp.	48,746	9,337,296

Mastercard, Inc., Class A	20,830	10,233,363

Total		19,570,659

Semiconductors & Semiconductor Equipment 0.7%

Skyworks Solutions, Inc.(a)	288,781	5,862,254

Software 1.9%

Citrix Systems, Inc.(a)	60,128	3,953,416

Electronic Arts, Inc.(a)	210,325	3,056,022

Microsoft Corp.	347,322	9,283,917

Total		16,293,355

Total Information Technology		122,015,545

Materials 1.4%
Chemicals 1.0%

Celanese Corp., Class A	85,054	3,787,454

Dow Chemical Co. (The)	157,821	5,100,775

Total		8,888,229

Metals & Mining 0.4%

Freeport-McMoRan Copper & Gold, Inc.	92,378	3,159,328

Total Materials		12,047,557

Telecommunication Services 1.0%
Wireless Telecommunication Services 1.0%

Sprint Nextel Corp.(a)	682,919	3,872,151

Vodafone Group PLC, ADR	164,371	4,140,505

Total		8,012,656

Total Telecommunication Services		8,012,656

Total Common Stocks
(Cost: $481,732,108)		552,635,193

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes 11.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	72,000	73,440

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	51,000	54,060

Huntington Ingalls Industries, Inc.
03/15/21	7.125%	23,000	25,013
03/15/18	6.875%	58,000	63,075

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	151,000	165,722

L-3 Communications Corp.
02/15/21	4.950%	605,000	682,625

Silver II Borrower/US Holdings LLC(b)
12/15/20	7.750%	42,000	43,470

TransDigm, Inc.(b)
10/15/20	5.500%	27,000	28,080

Total			1,135,485

Automotive —%
Allison Transmission, Inc.(b)
05/15/19	7.125%	50,000	53,750

Chrysler Group LLC/Co-Issuer, Inc.
Secured
06/15/19	8.000%	13,000	14,170
06/15/21	8.250%	50,000	55,000

Lear Corp.
03/15/18	7.875%	49,000	53,410

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	32,000	36,000

Visteon Corp.
04/15/19	6.750%	104,000	110,760

Total			323,090

Banking 1.9%
BB&T Corp. Senior Unsecured(c)
04/28/14	1.013%	1,100,000	1,106,911

Bank of America Corp. Senior Unsecured
01/05/21	5.875%	1,195,000	1,430,751

Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	1,200,000	1,503,652

Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	650,000	793,831
Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,145,000	1,372,181

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Goldman Sachs Group, Inc. (The) Senior Unsecured
01/18/18	5.950%	1,150,000	1,338,247

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	960,000	1,133,646

ING Bank NV Senior Unsecured(b)(c)
09/25/15	1.950%	1,110,000	1,122,290

KeyCorp Senior Unsecured
03/24/21	5.100%	825,000	961,132

Lloyds TSB Bank PLC Bank Guaranteed
01/21/21	6.375%	775,000	954,829

Morgan Stanley
04/01/18	6.625%	1,015,000	1,196,254

PNC Financial Services Group, Inc. Senior Unsecured(c)
11/09/22	2.854%	920,000	922,641

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	77,000	85,085

U.S. Bank Subordinated Notes(c)
04/29/20	3.778%	1,200,000	1,272,308

Wachovia Corp. Subordinated Notes
08/01/14	5.250%	1,275,000	1,359,583

Total			16,553,341

Brokerage —%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	45,000	46,125

Nuveen Investments, Inc. Senior Unsecured(b)
10/15/20	9.500%	46,000	45,770

Total			91,895

Building Materials —%
Gibraltar Industries, Inc.
12/01/15	8.000%	44,000	44,550

HD Supply, Inc. Secured(b)
04/15/20	11.000%	23,000	27,140

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	51,000	51,765

Nortek, Inc.
12/01/18	10.000%	8,000	8,900
04/15/21	8.500%	48,000	53,280

Total			185,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	65

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chemicals 0.3%
Ashland, Inc.(b)
08/15/22	4.750%	33,000	34,320
Celanese U.S. Holdings LLC
06/15/21	5.875%	54,000	60,480
11/15/22	4.625%	11,000	11,523

Dow Chemical Co. (The) Senior Unsecured
11/01/29	7.375%	575,000	761,750

Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	660,000	681,940

Huntsman International LLC
03/15/21	8.625%	6,000	6,855

Huntsman International LLC(b)
11/15/20	4.875%	20,000	20,225

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	65,000	72,150

Koppers, Inc.
12/01/19	7.875%	12,000	13,200

LyondellBasell Industries NV
Senior Unsecured
11/15/21	6.000%	175,000	205,187
04/15/24	5.750%	131,000	153,925

MacDermid, Inc.(b)
04/15/17	9.500%	83,000	86,320

Momentive Performance Materials, Inc. Senior Secured(b)
10/15/20	8.875%	53,000	53,530

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	2,000	2,270

Nufarm Australia Ltd.(b)
10/15/19	6.375%	15,000	15,675

PQ Corp. Secured(b)
05/01/18	8.750%	139,000	144,560

Polypore International, Inc.
11/15/17	7.500%	39,000	42,510

Total			2,366,420

Construction Machinery 0.2%
CNH Capital LLC
11/01/16	6.250%	55,000	60,637

Case New Holland, Inc.
12/01/17	7.875%	80,000	94,600

Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	920,000	940,936

Columbus McKinnon Corp.
02/01/19	7.875%	49,000	52,553

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	77,000	79,695

United Rentals North America, Inc.
12/15/19	9.250%	22,000	25,080

Senior Unsecured
11/15/19	10.250%	38,000	44,080

United Rentals North America, Inc.(b)
04/15/22	7.625%	89,000	99,457

Total			1,397,038

Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.375%	64,000	70,080

Monitronics International, Inc.
04/01/20	9.125%	26,000	26,715

Vivint, Inc.(b)
Senior Secured
12/01/19	6.375%	161,000	159,591

Senior Unsecured
12/01/20	8.750%	45,000	44,213

Total			300,599

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK(b)(c)
11/01/17	7.750%	26,000	26,780

Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	525,000	541,297

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	23,000	24,725

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	67,000	67,000

Spectrum Brands Escrow Corp.(b)
Senior Unsecured
11/15/20	6.375%	39,000	40,950
11/15/22	6.625%	20,000	21,450

Spectrum Brands, Inc.(b)
03/15/20	6.750%	74,000	79,180

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	7,000	7,201

Total			808,583

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	82,000	87,740

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tomkins LLC/Inc. Secured
10/01/18	9.000%	40,000	44,800

United Technologies Corp. Senior Unsecured
06/01/22	3.100%	650,000	688,342

Total			820,882

Electric 0.8%
Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	630,000	669,995

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	55,000	60,775

Commonwealth Edison Co. 1st Mortgage
09/15/17	6.150%	575,000	697,168

Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	565,000	671,661

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	58,000	68,440

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	585,000	710,539

Nevada Power Co.
08/01/18	6.500%	695,000	875,242

Ohio Edison Co. Senior Unsecured
07/15/36	6.875%	575,000	744,666

Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	520,000	643,312

Progress Energy, Inc. Senior Unsecured
03/01/31	7.750%	675,000	922,128

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	675,000	714,460

Total			6,778,386

Entertainment 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	5,000	5,775
06/01/19	8.750%	56,000	62,020

Cinemark USA, Inc.(b)
12/15/22	5.125%	20,000	20,250

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	512,819	512,819

Total			600,864

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Environmental —%
Clean Harbors, Inc.
08/01/20	5.250%	56,000	58,380

Clean Harbors, Inc.(b)
06/01/21	5.125%	35,000	36,313

Total			94,693

Food and Beverage 0.4%
Bacardi Ltd.(b)
04/01/14	7.450%	150,000	161,832

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	810,000	813,597

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	765,000	799,646

Kraft Foods Group, Inc. Senior Unsecured(b)
06/06/22	3.500%	850,000	907,262

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	700,000	755,882

Total			3,438,219

Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	44,000	43,670

MGM Resorts International
12/15/21	6.625%	25,000	25,000
03/01/18	11.375%	45,000	54,450

MGM Resorts International(b)
10/01/20	6.750%	6,000	6,128

ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	88,000	101,640

Seminole Indian Tribe of Florida(b)
Secured
10/01/17	7.750%	8,000	8,650

Senior Secured
10/01/20	6.535%	98,000	106,557

Seneca Gaming Corp.(b)
12/01/18	8.250%	61,000	64,355

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	27,000	24,300

Total			434,750

Gas Distributors 0.1%
Sempra Energy Senior Unsecured
10/01/22	2.875%	525,000	526,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	67

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gas Pipelines 0.5%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	69,000	70,035

El Paso LLC
09/15/20	6.500%	184,000	207,920
01/15/32	7.750%	51,000	59,925

El Paso Pipeline Partners Operating Co. LLC
11/15/40	7.500%	525,000	718,775

Enterprise Products Operating LLC
02/01/41	5.950%	500,000	603,635

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	129,000	138,030

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	69,000	74,865
06/15/22	6.250%	59,000	64,826

NiSource Finance Corp.
09/15/20	5.450%	600,000	705,059

Regency Energy Partners LP/Corp.
04/15/23	5.500%	45,000	48,037

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	87,000	95,265

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	450,000	528,761

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	130,000	132,275

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	560,000	680,304

Total			4,127,712

Health Care 0.5%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	11,649	12,290

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	82,000	86,305

Amsurg Corp.(b)
11/30/20	5.625%	20,000	20,800

Biomet, Inc.(b)
08/01/20	6.500%	41,000	43,563

CHS/Community Health Systems, Inc.
11/15/19	8.000%	73,000	79,022

Senior Secured
08/15/18	5.125%	76,000	79,230

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	625,000	709,310

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	79,000	87,097

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	58,000	61,117

Emdeon, Inc.
12/31/19	11.000%	72,000	82,800

Express Scripts Holding Co.
06/15/14	6.250%	625,000	673,136

Fresenius Medical Care U.S. Finance, Inc. (b)
02/15/21	5.750%	43,000	46,225
09/15/18	6.500%	52,000	58,110

HCA Holdings, Inc.
Senior Unsecured
02/15/21	6.250%	151,000	154,775
05/15/21	7.750%	48,000	52,080

HCA, Inc.
05/01/23	5.875%	16,000	16,560
02/15/22	7.500%	71,000	81,295

Senior Secured
05/01/23	4.750%	10,000	10,175

Health Management Associates, Inc.
01/15/20	7.375%	32,000	34,560

HealthSouth Corp.
02/15/20	8.125%	13,000	14,333

Hologic, Inc.(b)
08/01/20	6.250%	12,000	12,930

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	87,000	82,215

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	34,000	35,615

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b)
11/01/18	10.500%	30,000	31,463

McKesson Corp. Senior Unsecured
03/01/21	4.750%	725,000	842,057

Multiplan, Inc.(b)
09/01/18	9.875%	97,000	107,912

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	61,000	66,947

Physiotherapy Associates Holdings, Inc. Senior Unsecured(b)
05/01/19	11.875%	30,000	26,850

Radnet Management, Inc.
04/01/18	10.375%	26,000	26,455

Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	41,000	39,668

STHI Holding Corp. Secured(b)
03/15/18	8.000%	37,000	40,053

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tenet Healthcare Corp.(b)
Senior Secured
06/01/20	4.750%	53,000	53,795

Senior Unsecured
02/01/20	6.750%	27,000	27,810

Truven Health Analytics, Inc. Senior Unsecured(b)
06/01/20	10.625%	31,000	33,015

United Surgical Partners International, Inc.
04/01/20	9.000%	35,000	38,850

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%	20,000	21,075

VWR Funding, Inc.(b)
09/15/17	7.250%	4,000	4,190

Vanguard Health Holding Co. II LLC/Inc.
02/01/19	7.750%	43,000	44,505
02/01/18	8.000%	84,000	86,940

Total			4,025,128

Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	39,000	46,800

WellPoint, Inc. Senior Unsecured
08/15/20	4.350%	725,000	800,533

Total			847,333

Home Construction —%
Beazer Homes USA, Inc.
05/15/19	9.125%	21,000	21,971

KB Home
03/15/20	8.000%	30,000	34,050

Meritage Homes Corp.
04/01/22	7.000%	24,000	26,100

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	60,000	66,300

Taylor Morrison Communities, Inc./Monarch, Inc. (b)
04/15/20	7.750%	16,000	16,960
04/15/20	7.750%	51,000	54,060

Total			219,441

Independent Energy 0.9%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	625,000	719,457

Antero Resources Finance Corp.
08/01/19	7.250%	14,000	15,260
12/01/17	9.375%	4,000	4,390

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Canadian Natural Resources Ltd. Senior Unsecured
05/15/17	5.700%	575,000	677,335

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	75,000	81,000

Chesapeake Energy Corp.
08/15/20	6.625%	47,000	50,584
11/15/20	6.875%	16,000	17,340
02/15/21	6.125%	156,000	161,850

Comstock Resources, Inc.
06/15/20	9.500%	56,000	60,200

Concho Resources, Inc.
04/01/23	5.500%	18,000	18,855
01/15/21	7.000%	176,000	196,240

Continental Resources, Inc.
10/01/19	8.250%	3,000	3,360
09/15/22	5.000%	211,000	227,352
04/01/21	7.125%	88,000	99,220

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)(c)
12/15/17	8.125%	27,000	26,764

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	10,000	10,600

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	112,000	126,280

EnCana Corp. Senior Unsecured
11/15/21	3.900%	825,000	896,067

Halcon Resources Corp.(b)
05/15/21	8.875%	32,000	33,920

Kodiak Oil & Gas Corp.
12/01/19	8.125%	175,000	192,938

Laredo Petroleum, Inc.
02/15/19	9.500%	76,000	84,930
05/01/22	7.375%	11,000	11,935

MEG Energy Corp.(b)
01/30/23	6.375%	28,000	29,190
03/15/21	6.500%	72,000	75,780

Nexen, Inc. Senior Unsecured
03/10/35	5.875%	600,000	741,702

Oasis Petroleum, Inc.
02/01/19	7.250%	106,000	113,950
11/01/21	6.500%	82,000	87,125
01/15/23	6.875%	26,000	27,885

Pioneer Natural Resources Co. Senior Unsecured
07/15/22	3.950%	725,000	759,710

Plains Exploration & Production Co.
11/15/20	6.500%	112,000	124,040
02/15/23	6.875%	84,000	95,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	69

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

QEP Resources, Inc.
Senior Unsecured
05/01/23	5.250%	87,000	93,090
10/01/22	5.375%	18,000	19,350

Range Resources Corp.
06/01/21	5.750%	35,000	37,450

SM Energy Co. Senior Unsecured
01/01/23	6.500%	23,000	24,610

Sandridge Energy, Inc.
10/15/22	8.125%	2,000	2,190
02/15/23	7.500%	14,000	14,980

Southwestern Energy Co.
02/01/18	7.500%	590,000	723,019

Whiting Petroleum Corp.
10/01/18	6.500%	4,000	4,300

Woodside Finance Ltd.(b)
05/10/21	4.600%	825,000	909,295

Total			7,599,513

Integrated Energy 0.1%
Petro-Canada Senior Unsecured
05/15/18	6.050%	565,000	687,106

Life Insurance 0.4%
Hartford Financial Services Group, Inc. Senior Unsecured
03/30/20	5.500%	610,000	708,744

Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	510,000	682,021

Metropolitan Life Global Funding I Senior Secured(b)
04/11/22	3.875%	635,000	690,602

Prudential Financial, Inc. Senior Unsecured
06/15/17	6.100%	775,000	914,125

Total			2,995,492

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	27,688

Media Cable 0.2%
CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	114,000	115,425
01/31/22	6.625%	23,000	25,128

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	60,000	69,450

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	57,000	64,196

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	43,000	44,774

DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	850,000	953,513

DISH DBS Corp.
09/01/19	7.875%	98,000	116,130

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%	35,000	36,881
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	43,000	44,397
Videotron Ltd.
07/15/22	5.000%	27,000	28,316
WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	2,000	2,070

Total			1,500,280

Media Non-Cable 0.6%
AMC Networks, Inc.
07/15/21	7.750%	76,000	86,830
12/15/22	4.750%	34,000	34,170

British Sky Broadcasting Group PLC(b)
11/26/22	3.125%	710,000	707,529

Clear Channel Communications, Inc.
08/01/16	10.750%	28,000	21,140

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	70,000	70,525

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%	35,000	35,963
11/15/22	6.500%	93,000	96,487

Getty Images, Inc. Senior Notes(b)
10/15/20	7.000%	75,000	76,687

Hughes Satellite Systems Corp.
06/15/21	7.625%	84,000	95,550

Intelsat Jackson Holdings SA(b)
12/15/22	6.625%	33,000	34,073

Senior Unsecured
10/15/20	7.250%	136,000	147,560

Intelsat Luxembourg SA PIK
02/04/17	11.500%	56,000	59,500

NBCUniversal Media LLC Senior Unsecured
04/01/41	5.950%	800,000	980,825

National CineMedia LLC Senior Secured
04/15/22	6.000%	55,000	58,300

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

News America, Inc.
03/15/33	6.550%	850,000	1,023,079

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	116,000	115,420

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	700,000	688,684

Salem Communications Corp. Secured
12/15/16	9.625%	61,000	67,557

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	23,000	23,575

TCM Sub LLC(b)
01/15/15	3.550%	650,000	682,130

Univision Communications, Inc.(b)
05/15/21	8.500%	75,000	77,812

Senior Secured
11/01/20	7.875%	38,000	41,040
09/15/22	6.750%	53,000	54,723

Total			5,279,159

Metals 0.2%
Alpha Natural Resources, Inc.
06/01/19	6.000%	48,000	44,520
04/15/18	9.750%	79,000	85,320

ArcelorMittal Senior Unsecured
03/01/21	6.000%	710,000	707,964

Arch Coal, Inc.
06/15/19	7.000%	22,000	20,460
06/15/21	7.250%	2,000	1,845

Arch Coal, Inc.(b)
06/15/19	9.875%	53,000	55,120

Calcipar SA Senior Secured(b)
05/01/18	6.875%	40,000	40,800

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	100,000	106,750

Inmet Mining Corp.(b)
06/01/20	8.750%	82,000	89,585
06/01/21	7.500%	26,000	26,975

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	49,000	51,205

Peabody Energy Corp.
11/15/18	6.000%	16,000	17,000
11/15/21	6.250%	45,000	47,813

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	89,000	90,558

Vale Overseas Ltd.
01/23/17	6.250%	590,000	678,849

Total			2,064,764

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Consumer —%
SLM Corp. Senior Unsecured
03/25/20	8.000%	36,000	41,130

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	81,000	72,495

Total			113,625

Non-Captive Diversified 0.4%
Ally Financial, Inc.
03/15/20	8.000%	253,000	309,925

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	82,000	87,740

CIT Group, Inc.(b)
Senior Secured
04/01/18	6.625%	158,000	178,540

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	1,975,000	2,253,546

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	205,000	244,463

Total			3,074,214

Oil Field Services 0.1%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	131,000	140,825

Green Field Energy Services, Inc.(b)
Senior Secured
11/15/16	13.250%	110,000	110,000

Green Field Energy Services, Inc.(b)(c)
Senior Secured
11/15/16	13.250%	3,000	3,000

Oil States International, Inc.(b)
01/15/23	5.125%	26,000	26,357

Weatherford International, Inc.
06/15/37	6.800%	850,000	963,448

Total			1,243,630

Other Financial Institutions —%
FTI Consulting, Inc.(b)
11/15/22	6.000%	26,000	26,910

Other Industry —%
Interline Brands, Inc.
11/15/18	7.500%	39,000	42,120

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	39,000	41,633

Total			83,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	71

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging —%
Berry Plastics Corp. Secured
01/15/21	9.750%	37,000	42,642

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	88,000	94,160

Senior Secured
04/15/19	7.125%	80,000	86,200

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	78,000	80,535

Sealed Air Corp.(b)
09/15/21	8.375%	22,000	25,135

Senior Unsecured
12/01/20	6.500%	13,000	14,040

Total			342,712

Pharmaceuticals 0.1%
AbbVie, Inc.(b)
11/06/22	2.900%	360,000	366,617

Catalent Pharma Solutions, Inc.(b)
10/15/18	7.875%	51,000	51,382

Jaguar Holding Co. I Senior Unsecured PIK(b)(c)
10/15/17	9.375%	32,000	33,600

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	26,000	29,510

VPI Escrow Corp.(b)
10/15/20	6.375%	80,000	85,800

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%	16,000	17,160

Total			584,069

Property & Casualty 0.5%
ACE INA Holdings, Inc.
03/15/18	5.800%	700,000	853,305

Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	36,000	35,820

Berkshire Hathaway, Inc. Senior Unsecured(c)
08/15/14	1.010%	900,000	909,291

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	700,000	877,969

Hub International Ltd.(b)
10/15/18	8.125%	64,000	65,600

Liberty Mutual Group, Inc.(b)
06/01/21	5.000%	775,000	832,959

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	500,000	665,849

Total			4,240,793

Railroads 0.2%
CSX Corp. Senior Unsecured
10/30/20	3.700%	800,000	865,104

Canadian Pacific Railway Co. Senior Unsecured
03/15/23	4.450%	625,000	692,737

Total			1,557,841

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	570,000	722,222

REITs 0.3%
Boston Properties LP Senior Unsecured
02/01/23	3.850%	710,000	745,844

Duke Realty LP Senior Unsecured
08/15/19	8.250%	525,000	671,266

Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	575,000	632,241

Simon Property Group LP Senior Unsecured
02/01/40	6.750%	620,000	840,196

Total			2,889,547

Restaurants —%
Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	31,000	32,550

Retailers 0.1%
99 Cent Only Stores
12/15/19	11.000%	38,000	43,462

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	60,000	64,800

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	42,000	42,735

Macy’s Retail Holdings, Inc.
07/15/34	6.700%	650,000	773,139

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	41,000	42,230

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rite Aid Corp.
03/15/20	9.250%	38,000	40,470

Senior Secured
08/15/20	8.000%	46,000	52,555

Senior Unsecured
02/15/27	7.700%	48,000	41,040

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	25,000	27,625
06/01/22	5.750%	15,000	16,275

Total			1,144,331

Supermarkets 0.1%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	630,000	681,599

Technology 0.3%
Alliance Data Systems Corp.(b)
04/01/20	6.375%	30,000	31,500
12/01/17	5.250%	39,000	39,585

Amkor Technology, Inc.
05/01/18	7.375%	50,000	51,750

Senior Unsecured
06/01/21	6.625%	14,000	13,965

Amkor Technology, Inc.(b)
Senior Unsecured
10/01/22	6.375%	20,000	19,700

CDW LLC/Finance Corp.
04/01/19	8.500%	116,000	125,570

First Data Corp.
01/15/21	12.625%	90,000	94,725

First Data Corp.(b)
Secured
01/15/21	8.250%	21,000	21,000

Senior Secured
11/01/20	6.750%	43,000	43,538
08/15/20	8.875%	80,000	87,200
06/15/19	7.375%	73,000	75,737

Freescale Semiconductor, Inc. Senior Secured(b)
04/15/18	9.250%	42,000	45,885

Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	925,000	916,216

Interactive Data Corp.
08/01/18	10.250%	92,000	103,500

Nuance Communications, Inc.(b)
08/15/20	5.375%	93,000	97,185

Oracle Corp. Senior Unsecured
04/15/38	6.500%	445,000	618,780

Total			2,385,836

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Textile —%
PVH Corp. Senior Unsecured
12/15/22	4.500%	33,000	33,330

Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	54,000	62,370

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	630,000	799,992

Hertz Corp. (The)
10/15/18	7.500%	65,000	71,825
01/15/21	7.375%	34,000	37,400

Total			971,587

Wireless 0.3%
Cricket Communications, Inc.
10/15/20	7.750%	64,000	65,280

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	83,000	88,810

Rogers Communications, Inc.
08/15/18	6.800%	615,000	779,786

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	84,000	89,250

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	7,000	8,138
11/15/21	11.500%	62,000	84,320
11/15/22	6.000%	111,000	114,052

Sprint Nextel Corp.(b)
11/15/18	9.000%	187,000	230,945
03/01/20	7.000%	37,000	43,012

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	625,000	655,776

Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%	62,000	62,868

Total			2,222,237

Wirelines 0.9%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	860,000	1,130,137

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%	46,000	47,955

Deutsche Telekom International Finance BV
03/23/16	5.750%	400,000	455,766

Embarq Corp. Senior Unsecured
06/01/36	7.995%	660,000	728,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	73

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

France Telecom SA Senior Unsecured
09/14/16	2.750%	650,000	682,319

Frontier Communications Corp.
Senior Unsecured
04/15/22	8.750%	56,000	64,960
04/15/20	8.500%	10,000	11,500

Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	4,000	4,195

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	81,000	93,352

Level 3 Communications, Inc.(b)
Senior Unsecured
06/01/19	8.875%	15,000	15,975

Level 3 Financing, Inc.
07/01/19	8.125%	21,000	22,890
04/01/19	9.375%	119,000	132,982

PAETEC Holding Corp.
12/01/18	9.875%	90,000	103,050

Telecom Italia Capital SA
07/18/36	7.200%	1,040,000	1,085,760

Telefonica Emisiones SAU
01/15/15	4.949%	1,040,000	1,089,400

Verizon New York, Inc.
04/01/32	7.375%	1,095,000	1,450,830

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	51,000	58,013

Senior Secured
01/01/20	8.125%	39,000	43,388

tw telecom holdings, Inc.(b)
10/01/22	5.375%	24,000	25,140

Total			7,246,596

Total Corporate Bonds & Notes (Cost: $88,748,863)			94,827,151

Residential Mortgage-Backed Securities — Agency 11.1%
Federal Home Loan Mortgage Corp.(f)
08/01/18 - 05/01/41	5.000%	8,838,633	9,530,334
02/01/17 - 07/01/32	6.500%	1,376,005	1,556,126
05/01/18 - 02/01/38	5.500%	3,995,212	4,318,429
12/01/23 - 06/01/37	6.000%	4,501,051	4,908,235
05/01/39 - 08/01/41	4.500%	10,865,627	11,705,083
04/01/32	7.000%	205,912	241,339

Federal Home Loan Mortgage Corp.(f)(g)
01/01/43	3.500%	21,015,000	22,346,498
01/01/43	4.000%	10,570,000	11,283,475
01/01/43	4.500%	5,140,000	5,515,060

Federal National Mortgage Association(c)(f)
08/01/34	5.457%	263,014	283,997

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal National Mortgage Association(f)
06/01/17 - 09/01/32	6.500%	684,417	770,641
11/01/18 - 12/01/32	7.000%	1,775,038	2,107,931
11/01/16 - 12/01/28	6.000%	456,573	503,876
09/01/40	4.000%	4,675,722	5,017,324
07/01/23	5.000%	549,753	609,262
08/01/23 - 03/01/38	5.500%	2,628,021	2,887,620

CMO Series 2010-29 Class KB
12/25/21	2.250%	377,270	387,951

Federal National Mortgage Association(f)(g)
01/01/43	4.000%	1,815,000	1,945,453
01/01/43	3.500%	3,945,000	4,205,894

Federal National Mortgage Association(f)(h)
CMO IO Series 2003-63 Class IP
07/25/33	6.000%	1,218,800	209,589

CMO IO Series 2003-71 Class IM
12/25/31	5.500%	424,299	26,021

CMO IO Series 2004-84 Class GI
12/25/22	5.000%	4,880	57

Federal National Mortgage Association(f)(i)
10/01/40	4.500%	2,004,471	2,172,225

Government National Mortgage Association(f)
10/15/33	5.500%	747,209	867,574
09/15/33	5.000%	767,207	844,680

Total Residential Mortgage-Backed Securities —Agency (Cost: $92,144,837)			94,244,674

Residential Mortgage-Backed Securities — Non-Agency 0.3%
Springleaf Mortgage Loan Trust(b)(c)(f)
CMO Series 2012-1A Class A
09/25/57	2.667%	703,579	710,267

CMO Series 2012-2A Class A
10/25/57	2.220%	410,327	412,430

CMO Series 2012-3A Class A
12/25/59	1.570%	1,629,288	1,638,893

Total Residential Mortgage-Backed Securities —Non-Agency (Cost: $2,742,925)			2,761,590

Commercial Mortgage-Backed Securities —Agency 2.1%
Government National Mortgage Association(c)(f)
CMO Series 2010-52 Class AE
06/16/36	4.115%	1,311,354	1,380,701

Government National Mortgage Association(f)
CMO Series 2009-71 Class A
04/16/38	3.304%	482,454	498,034

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-102 Class AE
11/16/39	3.500%	1,369,888	1,431,629

CMO Series 2011-109 Class A
07/16/32	2.450%	1,858,382	1,898,758

CMO Series 2011-149 Class A
10/16/46	3.000%	821,991	868,532

CMO Series 2011-64 Class A
08/16/34	2.380%	2,662,049	2,721,343

CMO Series 2011-64 Class AD
11/16/38	2.700%	793,738	824,465

CMO Series 2011-78 Class A
08/16/34	2.250%	2,882,899	2,938,636

CMO Series 2012-25 Class A
11/16/42	2.575%	2,718,209	2,837,332

CMO Series 2012-79 Class A
04/16/39	1.800%	814,987	832,956

Series 2011-161 Class A
01/16/34	1.738%	2,036,741	2,072,610

Total Commercial Mortgage-Backed Securities —Agency (Cost: $18,202,212)			18,304,996

Commercial Mortgage-Backed Securities — Non-Agency 2.5%
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(f)
01/14/29	3.847%	548,997	606,197

Banc of America Merrill Lynch Commercial Mortgage, Inc.(f)
Series 2005-3 Class A3A
07/10/43	4.621%	675,000	675,985

Series 2005-3 Class A4
07/10/43	4.668%	625,000	679,455

Commercial Mortgage Pass-Through Certificates Series 2011-THL Class A(b)(f)
06/09/28	3.376%	1,654,612	1,677,472

Credit Suisse First Boston Mortgage Securities Corp.(c)(f)
Series 2004-C1 Class A4
01/15/37	4.750%	667,647	688,782

Credit Suisse First Boston Mortgage Securities Corp.(f)
Series 2004-C2 Class A1
05/15/36	3.819%	77,508	78,837

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	2.062%	1,545,000	1,544,728

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	0.946%	1,387,972	1,391,185
09/25/45	1.393%	350,000	350,085

DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(f)
11/10/46	5.002%	225,000	268,026

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

General Electric Capital Assurance Co.(b)(c)(f)
Series 2003-1 Class A4
05/12/35	5.254%	396,589	419,126

Series 2003-1 Class A5
05/12/35	5.743%	400,000	488,447

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(f)
Series 2009-IWST Class A2
12/05/27	5.633%	500,000	597,447

Series 2010-C1 Class A1
06/15/43	3.853%	473,644	504,310

Series 2010-C2 Class A3
11/15/43	4.070%	300,000	337,892

Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	777,987

Series 2011-C3 Class A4
02/15/46	4.717%	650,000	760,122

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(f)
Series 2005-LDP3 Class ASB
08/15/42	4.893%	399,495	418,469

Series 2005-LDP5 Class A4
12/15/44	5.200%	950,000	1,058,623

Series 2006-LDP6 Class ASB
04/15/43	5.490%	161,631	170,304

JPMorgan Chase Commercial Mortgage Securities Corp.(f)
Series 2005-LDP2 Class A3
07/15/42	4.697%	181,953	182,591

LB-UBS Commercial Mortgage Trust(c)(f)
Series 2007-C7 Class A3
09/15/45	5.866%	850,000	1,019,888

LB-UBS Commercial Mortgage Trust(f)
Series 2004-C2 Class A3
03/15/29	3.973%	392,779	397,762

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(f)
09/15/47	5.033%	450,000	541,511

Morgan Stanley Reremic Trust(b)(c)(f)
Series 2009-GG10 Class A4A
08/12/45	5.789%	1,325,000	1,545,917

Series 2010-GG10 Class A4A
08/15/45	5.789%	2,075,000	2,420,965

Motel 6 Trust Series 2012-MTL6 Class A1(b)(f)
10/05/25	1.500%	300,000	300,100

ORES NPL LLC Series 2012-LV1 Class A(b)(f)
09/25/44	4.000%	196,157	197,555

S2 Hospitality LLC Series 2012-LV1 Class A(b)(f)
04/15/25	4.500%	174,084	174,343

Wachovia Bank Commercial Mortgage Trust(c)(f)
Series 2005- C22 Class AM
12/15/44	5.343%	300,000	330,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	75

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wachovia Bank Commercial Mortgage Trust(f)
Series 2006-C27 Class APB
07/15/45	5.727%	418,284	417,786

Total Commercial Mortgage-Backed Securities —Non-Agency (Cost: $19,751,979)			21,022,876

Asset-Backed Securities — Non-Agency 0.8%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b)
11/15/16	1.640%	265,000	265,032

Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A(b)
08/20/14	3.630%	400,000	404,990

Chesapeake Funding LLC Series 2012-1A Class A(b)(c)
11/07/23	0.963%	1,500,000	1,508,164

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(c)
04/26/37	0.338%	223,596	221,851

GTP Towers Issuer LLC(b)
02/15/15	4.436%	300,000	312,352

Hertz Vehicle Financing LLC(b)
Series 2009-2A Class A1
03/25/14	4.260%	450,000	452,259

Series 2010-1A Class A1
02/25/15	2.600%	500,000	508,718

SBA Tower Trust(b)
04/15/40	4.254%	1,000,000	1,050,800

SLM Student Loan Trust Series 2012-A Class A2(b)
01/17/45	3.830%	400,000	427,814

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	325,000	331,815

Sierra Receivables Funding Co. LLC(b)
Series 2010-1A Class A1
07/20/26	4.480%	66,459	69,172

Series 2010-2A Class A
11/20/25	3.840%	128,049	130,970

Series 2010-3A Class A
11/20/25	3.510%	143,775	147,110

Sierra Receivables Funding Co. LLC(b)(c)
Series 2007-2A Class A2 (NPFGC)
09/20/19	1.211%	283,502	280,575

Wheels SPV LLC Series 2012-1 Class A2(b)
03/20/21	1.190%	700,000	704,867

Total Asset-Backed Securities — Non-Agency (Cost: $6,669,319)			6,816,489

Inflation-Indexed Bonds 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	2,699,735	2,783,259
07/15/15	1.875%	699,267	762,365
01/15/29	2.500%	511,765	729,905
07/15/17	2.625%	1,116,090	1,337,390

Total			5,612,919

Total Inflation-Indexed Bonds (Cost: $5,243,688)			5,612,919

U.S. Treasury Obligations 4.3%
U.S. Treasury
05/15/22	1.750%	10,300,000	10,386,906
07/31/17	0.500%	10,500,000	10,436,832
09/30/15	1.250%	2,700,000	2,767,500
08/15/40	3.875%	10,505,000	12,625,697

Total U.S. Treasury Obligations (Cost: $36,181,012)			36,216,935

Foreign Government Obligations 0.5%
Canada 0.4%
Province of Nova Scotia Senior Unsecured
01/26/17	5.125%	580,000	677,324

Province of Ontario Senior Unsecured
12/15/17	3.150%	1,250,000	1,371,471

Province of Quebec Senior Unsecured
05/14/18	4.625%	1,160,000	1,361,956

Total			3,410,751

Mexico 0.1%
Pemex Project Funding Master Trust
01/21/21	5.500%	900,000	1,051,650

Total Foreign Government Obligations (Cost: $4,150,296)			4,462,401

Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/15	4.511%	1,300,000	1,381,965

Total Municipal Bonds (Cost: $1,318,026)			1,381,965

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Aerospace & Defense —%
Silver II Borrower SCA Term Loan(c)(g)(j)
12/13/19	5.000%	8,000	8,070

Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(j)
02/28/19	8.250%	35,000	35,591

Chemicals —%
PQ Corp. Tranche B Term Loan(c)(j)
04/15/17	5.250%	65,000	65,316

Consumer Cyclical Services 0.1%
New Breed, Inc. Term Loan(c)(j)
10/01/19	6.000%	75,000	74,063

West Corp. Tranche B6 Term Loan(c)(j)
06/30/18	5.750%	67,660	68,623

Total			142,686

Consumer Products —%
Serta Simmons Holdings LLC Term Loan(c)(j)
10/01/19	5.000%	43,000	43,036

Spectrum Brands, Inc. Term Loan(c)(g)(j)
12/17/19	4.500%	7,000	7,063

Total			50,099

Gaming —%
ROC Finance LLC Tranche B Term Loan(c)(j)
08/19/17	8.500%	26,000	26,780

Health Care —%
ConvaTec, Inc. Term Loan(c)(j)
12/22/16	5.000%	9,000	9,097

U.S. Renal Care, Inc.(c)(j)
1st Lien Term Loan
07/03/19	6.250%	55,720	56,417

2nd Lien Term Loan
01/03/20	10.250%	56,000	56,840

United Surgical Partners International, Inc. Tranche B Term Loan(c)(g)(j)
04/03/19	5.059%	11,000	11,064

Total			133,418

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(g)(j)
12/07/19	5.000%	24,000	24,024

Media Cable —%
WideOpenWest Finance LLC Term Loan(c)(j)
07/17/18	6.250%	48,755	49,254

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(j)
09/16/19	7.500%	52,000	53,495

Metals —%
FMG Resources August 2006 Proprietary Ltd.(c)(g)(j)
Term Loan
10/18/17	5.250%	70,412	70,939

FMG Resources August 2006 Proprietary Ltd.(c)(j)
Term Loan
10/18/17	5.250%	58,852	59,294

Total			130,233

Property & Casualty —%
Asurion LLC 1st Lien Term Loan(c)(j)
05/24/18	5.500%	54,000	54,499

Lonestar Intermediate Super Holdings LLC Term Loan(c)(j)
09/02/19	11.000%	82,000	86,920

Total			141,419

Technology —%
Ancestry.com Term Loan(c)(g)(j)
12/18/18	7.000%	80,000	77,051

Blue Coat Systems Term Loan(c)(j)
02/15/18	5.750%	44,888	45,140

Total			122,191

Total Senior Loans (Cost: $961,741)			982,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	77

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Warrants —%
Issuer	Shares	Value ($)

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(a)	110	3,410

Total Energy		3,410

Total Warrants (Cost: $4,452)		3,410

Money Market Funds 6.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(k)(l)	56,568,662	56,568,662

Total Money Market Funds (Cost: $56,568,662)		56,568,662

Total Investments (Cost: $814,420,120)		895,841,837

Other Assets & Liabilities, Net		(48,263,053)

Net Assets		847,578,784

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 5-year	(205)	(25,504,882)	April 2013	36,406	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $39,686,543 or 4.68% of net assets.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $512,819, representing 0.06% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.
1955-A Pass-Through Certificates
9.30% 07/01/15	12/08/95 - 08/12/96	494,466

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $512,819, which represents 0.06% of net assets.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	At December 31, 2012, investments in securities included securities valued at $137,574 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	44,050,011	289,151,904	(276,633,253)	56,568,662	85,791	56,568,662

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	79

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	60,523,265	—	—	60,523,265

Consumer Staples	56,781,019	—	—	56,781,019

Energy	56,534,278	—	—	56,534,278

Financials	97,812,101	—	—	97,812,101

Health Care	79,129,211	—	—	79,129,211

Industrials	59,779,561	—	—	59,779,561

Information Technology	122,015,545	—	—	122,015,545

Materials	12,047,557	—	—	12,047,557

Telecommunication Services	8,012,656	—	—	8,012,656

Warrants

Energy	—	3,410	—	3,410

Total Equity Securities	552,635,193	3,410	—	552,638,603

Bonds

Corporate Bonds & Notes

Entertainment	—	88,045	512,819	600,864

All Other Industries	—	94,226,287	—	94,226,287

Residential Mortgage-Backed Securities-Agency	—	94,244,674	—	94,244,674

Residential Mortgage-Backed Securities-Non-Agency	—	2,761,590	—	2,761,590

Commercial Mortgage-Backed Securities-Agency	—	18,304,996	—	18,304,996

Commercial Mortgage-Backed Securities-Non-Agency	—	17,736,878	3,285,998	21,022,876

Asset-Backed Securities-Non-Agency	—	6,816,489	—	6,816,489

Inflation-Indexed Bonds	—	5,612,919	—	5,612,919

U.S. Treasury Obligations	36,216,935	—	—	36,216,935

Foreign Government Obligations	—	4,462,401	—	4,462,401

Municipal Bonds	—	1,381,965	—	1,381,965

Total Bonds	36,216,935	245,636,244	3,798,817	285,651,996

Other

Senior Loans	—	982,576	—	982,576

Money Market Funds	56,568,662	—	—	56,568,662

Total Other	56,568,662	982,576	—	57,551,238

Investments in Securities	645,420,790	246,622,230	3,798,817	895,841,837

Derivatives

Assets

Futures Contracts	36,406	—	—	36,406

Total	645,457,196	246,622,230	3,798,817	895,878,243

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

December 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Commercial Mortgage- Backed Securities- Non-Agency ($)	Total ($)
Balance as of December 31, 2011	692,214	—	692,214

Accrued discounts/premiums	6,075	(25)	6,050

Realized gain (loss)	(1,228)	—	(1,228)

Change in unrealized appreciation (depreciation)(a)	20,065	1,980	22,045

Sales	(214,920)	(12,027)	(226,947)

Purchases	10,613	3,296,070	3,306,683

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of December 31, 2012	512,819	3,285,998	3,798,817

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $22,258, which is comprised of Corporate Bonds & Notes of $20,278 and Commercial Mortgage-Backed Securities Non-Agency of $1,980.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize a single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	81

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 22.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Bryant Park Funding LLC(a)
01/15/13	0.180%	12,000,000	11,999,160

Chariot Funding LLC(a)
01/02/13	0.060%	15,000,000	14,999,950

FCAR Owner Trust Series I
03/01/13	0.240%	2,500,000	2,499,017

Fairway Finance Co. LLC(a)
01/09/13	0.040%	1,000,000	999,989
01/24/13	0.180%	6,000,000	5,999,272
03/18/13	0.210%	18,000,000	17,992,020

Liberty Street Funding LLC(a)
01/02/13	0.020%	2,000,000	1,999,998

Market Street Funding LLC(a)
01/25/13	0.200%	11,000,000	10,998,533
02/22/13	0.200%	13,000,000	12,996,432

MetLife Short Term Funding LLC(a)
01/15/13	0.150%	21,500,000	21,498,662

Old Line Funding LLC(a)
01/17/13	0.160%	13,000,000	12,999,075
03/25/13	0.200%	11,000,000	10,994,928

Regency Markets No. 1 LLC(a)
01/17/13	0.200%	6,000,000	5,999,440
01/25/13	0.220%	17,000,000	16,997,507

Thunder Bay Funding LLC(a)
01/07/13	0.140%	8,000,000	7,999,800
03/11/13	0.200%	15,000,000	14,994,250

Total Asset-Backed Commercial Paper
(Cost: $171,968,033)			171,968,033

Commercial Paper 38.3%
Banking 10.0%
Bank of Nova Scotia Trust Co.
01/02/13	0.060%	27,000,000	26,999,910

HSBC Bank PLC(a)
01/02/13	0.110%	12,000,000	11,999,927

State Street Corp.
01/02/13	0.090%	13,000,000	12,999,935
01/10/13	0.160%	11,000,000	10,999,505

Wells Fargo & Co.
03/13/13	0.140%	15,000,000	14,995,858

Total			77,995,135

Consumer Products 2.6%
Procter & Gamble Co. (The)(a)
01/09/13	0.150%	7,000,000	6,999,767
01/14/13	0.160%	6,000,000	5,999,653
02/19/13	0.160%	7,000,000	6,998,476

Total			19,997,896

Commercial Paper (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Integrated Energy 4.0%
Chevron Corp.(a)
01/18/13	0.120%	24,000,000	23,998,640

Exxon Mobil Corp.
01/07/13	0.010%	7,000,000	6,999,983

Total			30,998,623

Life Insurance 2.9%
New York Life Capital Corp.(a)
02/14/13	0.170%	23,000,000	22,995,221

Non-Captive Diversified 3.5%
General Electric Capital Corp.
01/04/13	0.020%	27,500,000	27,499,931

Pharmaceuticals 7.9%
Johnson & Johnson(a)
01/09/13	0.070%	10,000,000	9,999,822

Merck & Co., Inc.(a)
01/28/13	0.100%	6,000,000	5,999,550
02/11/13	0.100%	15,000,000	14,998,292

Pfizer, Inc.(a)
01/14/13	0.080%	8,000,000	7,999,769

Roche Holdings, Inc.(a)
01/16/13	0.100%	7,000,000	6,999,708
01/17/13	0.110%	16,000,000	15,999,147

Total			61,996,288

Property & Casualty 1.4%
Travelers Companies, Inc. (The)(a)
01/04/13	0.090%	4,000,000	3,999,967
01/16/13	0.090%	7,000,000	6,999,737

Total			10,999,704

Retailers 3.1%
Wal-Mart Stores, Inc.(a)
01/24/13	0.100%	24,000,000	23,998,524

Technology 2.9%
International Business Machines Co.(a)
01/08/13	0.070%	18,000,000	17,999,755
01/09/13	0.070%	5,000,000	4,999,922

Total			22,999,677

Total Commercial Paper
(Cost: $299,480,999)			299,480,999

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Certificates of Deposit 16.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

BB&T Corp.
01/23/13	0.170%	23,000,000	23,000,000

Bank Of Montreal
01/03/13	0.050%	27,500,000	27,500,000

Canadian Imperial Bank of Commerce
01/07/13	0.110%	27,500,000	27,500,000

Royal Bank of Canada
01/02/13	0.050%	28,000,000	28,000,000

Toronto Dominion Bank
01/14/13	0.200%	23,000,000	23,000,000

Total Certificates of Deposit
(Cost: $129,000,000)			129,000,000

U.S. Government & Agency Obligations 11.1%
Federal Home Loan Banks
01/09/13	0.120%	22,200,000	22,199,683
01/16/13	0.020%	15,000,000	14,999,844
01/18/13	0.010%	15,000,000	14,999,929
01/23/13	0.020%	1,000,000	999,988
01/28/13	0.020%	1,000,000	999,985
02/06/13	0.110%	16,000,000	15,998,900
03/20/13	0.060%	5,000,000	4,999,404
12/23/13	0.250%	4,000,000	4,000,000

Federal Home Loan Banks(b)
07/26/13	0.220%	8,000,000	7,999,657

Total U.S. Government & Agency Obligations
(Cost: $87,197,390)			87,197,390

Repurchase Agreements 2.8%
Tri-Party Barclays Bank PLC dated 12/31/12, matures 01/02/13, repurchase price $14,800,148 (collateralized by U.S. Treasury Bond Total Market Value $14,800,081)
	0.180%	14,800,000	14,800,000

Tri-Party RBC Capital Markets LLC dated 12/31/12, due 01/02/13, repurchase price $7,000,058 (collateralized by U.S. Treasury Bond Total Market Value $7,140,015)
	0.150%	7,000,000	7,000,000

Total Repurchase Agreements
(Cost: $21,800,000)			21,800,000

Treasury Bills 5.9%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

U.S. Treasury Bills
01/03/13	0.001%	24,000,000	23,999,999
01/10/13	0.001%	22,000,000	21,999,994

Total Treasury Bills
(Cost: $45,999,993)			45,999,993

Asset-Backed Securities — Non-Agency 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.1%
CIT Equipment Collateral Series 2012-VT1 Class A1(c)
04/22/13	0.441%	558,909	558,909

CNH Equipment Trust Series 2012-C Class A1
10/15/13	0.230%	2,926,001	2,926,001

GE Equipment Small Ticket LLC Series 2012-1A Class A1(c)
06/21/13	0.433%	1,059,427	1,059,427

GE Equipment Transportation LLC Series 2012-2 Class A1
10/24/13	0.260%	1,407,681	1,407,681

Great America Leasing Receivables Series 2012-1 Class A1(c)
04/15/13	0.512%	144,334	144,334

John Deere Owner Trust Series 2012-B Class A1
09/16/13	0.267%	828,767	828,767

Macquarie Equipment Funding Trust Series 2012-A Class A1(c)
10/21/13	0.290%	1,747,656	1,747,656

Wheels SPV LLC Series 2012-1 Class A1(c)
05/20/13	0.500%	429,520	429,520

Total			9,102,295

Car Loan 2.3%
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A1
09/09/13	0.300%	2,720,393	2,720,393

Series 2012-5 Class A1
12/09/13	0.270%	3,697,355	3,697,355

Ford Credit Auto Lease Trust Series 2012-B Class A1(c)
10/15/13	0.230%	2,354,262	2,354,262

Honda Auto Receivables Owner Trust Series 2012-2 Class A1
05/15/13	0.301%	179,550	179,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	83

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SMART Trust Series 2012-4US Class A1
10/14/13	0.290%	5,074,253	5,074,253

SMART Trust(c)
Series 2012-2USA Class A1
06/14/13	0.424%	1,075,402	1,075,402

Westlake Automobile Receivables Trust Series 2012-1A Class A1(c)
09/16/13	0.426%	2,779,192	2,779,192

Total			17,880,407

Total Asset-Backed Securities — Non-Agency
(Cost: $26,982,702)			26,982,702

Total Investments
(Cost: $782,429,117)			782,429,117

Other Assets & Liabilities, Net			(130,075)

Net Assets			782,299,042

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $368,454,893 or 47.10% of net assets.

(b)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on December 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $10,148,702 or 1.30% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	171,968,033	—	171,968,033

Commercial Paper	—	299,480,999	—	299,480,999

Certificates of Deposit	—	129,000,000	—	129,000,000

U.S. Government & Agency Obligations	—	87,197,390	—	87,197,390

Repurchase Agreements	—	21,800,000	—	21,800,000

Treasury Bills	—	45,999,993	—	45,999,993

Total Short-Term Securities	—	755,446,415	—	755,446,415

Bonds

Asset-Backed Securities — Non-Agency	—	26,982,702	—	26,982,702

Total Bonds	—	26,982,702	—	26,982,702

Total	—	782,429,117	—	782,429,117

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	85

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 41.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.4%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	710,000	724,200

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	611,000	647,660

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	1,153,000	1,253,888

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,441,000	1,581,497

L-3 Communications Corp.
02/15/21	4.950%	9,440,000	10,651,209

Oshkosh Corp.
03/01/17	8.250%	462,000	507,045

Silver II Borrower/US Holdings LLC(b)
12/15/20	7.750%	430,000	445,050

TransDigm, Inc.
12/15/18	7.750%	173,000	191,381

TransDigm, Inc.(b)
10/15/20	5.500%	225,000	234,000

Total			16,235,930

Automotive 1.5%
Allison Transmission, Inc.(b)
05/15/19	7.125%	614,000	660,050

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	650,000	708,500

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	246,000	263,835

Delphi Corp.
05/15/19	5.875%	240,000	257,400

Ford Motor Co. Senior Unsecured
07/16/31	7.450%	9,618,000	12,214,860
11/01/46	7.400%	4,445,000	5,461,794

Ford Motor Credit Co. LLC Senior Unsecured
04/15/16	4.207%	3,830,000	4,085,139
06/15/16	3.984%	30,610,000	32,502,494

Lear Corp.
03/15/18	7.875%	68,000	74,120
03/15/20	8.125%	470,000	531,100

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	310,000	348,750

Visteon Corp.
04/15/19	6.750%	1,111,000	1,183,215

Total			58,291,257

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 7.8%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I(b)(c)
12/29/49	3.407%	13,155,000	13,155,000

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%	350,000	378,398

Bank of Montreal Senior Unsecured
11/06/22	2.550%	22,385,000	22,186,628

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	2,254,000	2,693,426

Barclays Bank PLC(b)(c)
09/29/49	7.434%	16,502,000	17,023,579

Barclays Bank PLC(c)
12/15/49	6.278%	11,380,000	10,811,000

Capital One Capital III
08/15/36	7.686%	15,930,000	15,930,000

Capital One Capital IV
02/17/37	6.745%	15,630,000	15,630,000

Capital One Capital V
08/15/39	10.250%	16,432,000	16,432,000

Capital One Capital VI
05/15/40	8.875%	1,040,000	1,040,000

Citigroup, Inc. Subordinated Notes
08/25/36	6.125%	5,175,000	5,640,113

Citigroup, Inc.(c)
12/31/49	5.900%	6,940,000	7,009,469

City National Bank Subordinated Notes
07/15/22	5.375%	8,300,000	8,911,203

Discover Bank Subordinated Notes
11/18/19	8.700%	2,049,000	2,666,327

HBOS PLC Subordinated Notes(b)
05/21/18	6.750%	16,206,000	17,441,707

JPMorgan Chase & Co. Senior Unsecured
09/23/22	3.250%	35,130,000	36,176,207

JPMorgan Chase Capital XXI(c)
02/02/37	1.263%	11,431,000	8,800,761

JPMorgan Chase Capital XXIII(c)
05/15/47	1.310%	13,920,000	10,578,198

Lloyds Banking Group PLC(b)(c)
11/29/49	6.267%	7,326,000	5,604,390
12/31/49	6.657%	11,762,000	10,438,775

Merrill Lynch & Co., Inc. Subordinated Notes
05/02/17	5.700%	5,925,000	6,502,687

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Royal Bank of Scotland Group PLC Senior Unsecured
09/18/15	2.550%	5,775,000	5,910,193

State Street Corp.
03/15/18	4.956%	23,660,000	26,799,469

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	726,000	802,230

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	6,706,000	6,774,576

Wachovia Capital Trust III(c)
03/29/49	5.570%	16,225,000	16,143,875

Wells Fargo & Co.(c)
03/29/49	7.980%	8,700,000	9,983,250

Wells Fargo Capital X
12/15/36	5.950%	10,703,000	10,917,060

Total			312,380,521

Brokerage 0.1%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	455,000	466,375

Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	2,300,000	2,774,996

Nuveen Investments, Inc. Senior Unsecured(b)
10/15/20	9.500%	439,000	436,805

Total			3,678,176

Building Materials —%
HD Supply, Inc. Secured(b)
04/15/20	11.000%	255,000	300,900

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	512,000	519,680

Nortek, Inc.
12/01/18	10.000%	74,000	82,325
04/15/21	8.500%	406,000	450,660

Total			1,353,565

Chemicals 0.7%
Ashland, Inc.(b)
08/15/22	4.750%	282,000	293,280

Celanese U.S. Holdings LLC
06/15/21	5.875%	683,000	764,960
11/15/22	4.625%	52,000	54,470

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	5,275,000	5,864,286
11/15/22	3.000%	5,130,000	5,118,580
11/15/42	4.375%	3,420,000	3,397,818

Huntsman International LLC
03/15/21	8.625%	58,000	66,265

Huntsman International LLC(b)
11/15/20	4.875%	200,000	202,250

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	535,000	593,850

Koppers, Inc.
12/01/19	7.875%	95,000	104,500

Lubrizol Corp.
02/01/19	8.875%	3,090,000	4,311,604

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%	1,298,000	1,521,905
04/15/24	5.750%	1,559,000	1,831,825

MacDermid, Inc.(b)
04/15/17	9.500%	702,000	730,080

Momentive Performance Materials, Inc. Senior Secured(b)
10/15/20	8.875%	480,000	484,800

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	680,000	744,600
11/01/19	8.625%	13,000	14,755

Nufarm Australia Ltd.(b)
10/15/19	6.375%	162,000	169,290

PQ Corp. Secured(b)
05/01/18	8.750%	1,373,000	1,427,920

Polypore International, Inc.
11/15/17	7.500%	467,000	509,030

Total			28,206,068

Construction Machinery 0.2%
CNH Capital LLC
11/01/16	6.250%	554,000	610,785

Case New Holland, Inc.
12/01/17	7.875%	800,000	946,000

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	5,220,000	5,264,579

Columbus McKinnon Corp.
02/01/19	7.875%	582,000	624,195

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	585,000	605,475

United Rentals North America, Inc.
12/15/19	9.250%	439,000	500,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	87

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Rentals North America, Inc.(b)
04/15/22	7.625%	470,000	525,225
Secured
07/15/18	5.750%	353,000	380,357

Total			9,457,076

Consumer Cyclical Services 0.1%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.375%	554,000	606,630

Monitronics International, Inc.
04/01/20	9.125%	255,000	262,013

Vivint, Inc.(b) Senior Secured
12/01/19	6.375%	1,618,000	1,603,842

Senior Unsecured
12/01/20	8.750%	449,000	441,142

Total			2,913,627

Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK(b)
11/01/17	7.750%	238,000	245,140

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	651,000	651,000

Spectrum Brands Escrow Corp.(b) Senior Unsecured
11/15/20	6.375%	385,000	404,250
11/15/22	6.625%	202,000	216,645

Spectrum Brands, Inc.(b)
03/15/20	6.750%	541,000	578,870

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	72,000	74,070

Total			2,169,975

Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	737,000	788,590

General Electric Co. Senior Unsecured
10/09/22	2.700%	10,760,000	10,967,743
10/09/42	4.125%	10,302,000	10,597,132

Tomkins LLC/Inc. Secured
10/01/18	9.000%	467,000	523,040

Total			22,876,505

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Electric 3.2%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	12,524,000	15,746,939
01/15/42	4.100%	2,728,000	2,801,149

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	4,720,000	5,540,279

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	295,000	312,700
12/15/15	6.875%	695,000	787,281

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	605,000	668,525

Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%	1,143,000	1,332,102
03/15/36	5.900%	3,865,000	4,986,109

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL 1,010,000	525,965

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	5,360,000	7,662,474

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	10,973,000	11,060,180

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	304,000	358,720

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	7,395,000	8,089,598

Nevada Power Co.
05/15/18	6.500%	6,040,000	7,532,822
08/01/18	6.500%	1,224,000	1,541,434
05/15/41	5.450%	12,665,000	15,193,505

Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	2,345,000	2,738,596

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	7,700,000	8,512,881

Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	2,435,000	2,916,056

Sierra Pacific Power Co.
05/15/16	6.000%	10,091,000	11,678,546

Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	1,135,000	1,279,876

Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	6,240,000	7,763,471

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	2,705,000	3,373,381

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	6,875,000	7,276,908

Total			129,679,497

Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	779,000	862,743
12/01/20	9.750%	58,000	66,990

Cinemark USA, Inc.(b)
12/15/22	5.125%	200,000	202,500

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e)
07/01/15	9.300%	951,045	951,045

Total			2,083,278

Environmental —%
Clean Harbors, Inc.
08/01/20	5.250%	719,000	749,557

Clean Harbors, Inc.(b)
06/01/21	5.125%	382,000	396,325

Total			1,145,882

Food and Beverage 1.0%
Campbell Soup Co. Senior Unsecured
08/02/22	2.500%	5,206,000	5,159,422
08/02/42	3.800%	7,142,000	6,963,186

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	9,309,000	10,262,158

ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	6,598,000	8,294,399

Heineken NV Senior Notes(b)
10/01/42	4.000%	1,690,000	1,634,500

Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	3,075,000	3,520,377

Mondelez International, Inc. Senior Unsecured
02/09/40	6.500%	3,230,000	4,338,975

Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	139,000	141,085

Total			40,314,102

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	517,000	513,122

MGM Resorts International
03/01/18	11.375%	553,000	669,130
12/15/21	6.625%	171,000	171,000

MGM Resorts International(b)
10/01/20	6.750%	69,000	70,466

ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	748,000	863,940

Seminole Indian Tribe of Florida(b) Secured
10/01/17	7.750%	71,000	76,769

Senior Secured
10/01/20	6.535%	733,000	797,006

Seneca Gaming Corp. (b)
12/01/18	8.250%	568,000	599,240

Studio City Finance Ltd.(b)
12/01/20	8.500%	948,000	993,030

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	237,000	213,300

Total			4,967,003

Gas Distributors 0.1%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	683,000	826,189

Sempra Energy Senior Unsecured
06/01/16	6.500%	3,395,000	3,980,135

Total			4,806,324

Gas Pipelines 3.6%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	750,000	761,250

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	16,090,000	18,645,527

El Paso LLC
09/15/20	6.500%	1,703,000	1,924,390
01/15/32	7.750%	433,000	508,772

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	8,878,000	10,061,118

Enterprise Products Operating LLC
02/01/41	5.950%	9,180,000	11,082,739
02/15/42	5.700%	3,220,000	3,771,135

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	1,010,000	1,080,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	89

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	3,560,000	4,684,479
09/01/39	6.500%	4,770,000	5,862,545

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	631,000	693,311
02/15/23	5.500%	603,000	654,255

NiSource Finance Corp.
02/15/23	3.850%	4,335,000	4,454,715
12/15/40	6.250%	5,010,000	5,995,297

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
02/01/21	5.000%	3,995,000	4,627,624
01/15/37	6.650%	2,575,000	3,372,094

Regency Energy Partners LP/Corp.
04/15/23	5.500%	425,000	453,688

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	610,000	666,425
07/15/21	6.500%	627,000	686,565

Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	7,740,000	8,584,411

Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	4,765,000	6,794,566

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	1,734,000	1,764,345

TransCanada PipeLines Ltd.(c)
05/15/67	6.350%	21,067,000	22,581,317

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	7,090,000	8,207,178
08/01/42	4.450%	9,460,000	9,737,679

Williams Partners LP Senior Unsecured
04/15/40	6.300%	5,075,000	6,204,365

Total			143,860,490

Health Care 1.4%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	116,493	122,900

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	801,000	843,052

Amsurg Corp.(b)
11/30/20	5.625%	210,000	218,400

Biomet, Inc.(b)
08/01/20	6.500%	455,000	483,437

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CHS/Community Health Systems, Inc.
11/15/19	8.000%	636,000	688,470
Senior Secured
08/15/18	5.125%	667,000	695,347

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	881,000	971,302

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	507,000	534,251

Emdeon, Inc.
12/31/19	11.000%	565,000	649,750

Express Scripts Holding Co.(b)
02/15/17	2.650%	12,626,000	13,123,326
02/15/22	3.900%	7,785,000	8,394,192

Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	213,000	228,709
01/31/22	5.875%	276,000	299,460

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	558,000	623,565

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	193,000	197,825

HCA, Inc.
02/15/22	7.500%	1,777,000	2,034,665
05/01/23	5.875%	128,000	132,480
Senior Secured
02/15/20	6.500%	777,000	874,125
02/15/20	7.875%	159,000	176,888
05/01/23	4.750%	85,000	86,488

Hanger, Inc.
11/15/18	7.125%	404,000	426,220

HealthSouth Corp.
02/15/20	8.125%	135,000	148,838

Hologic, Inc.(b)
08/01/20	6.250%	159,000	171,323

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	971,000	917,595

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	283,000	296,443

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b)
11/01/18	10.500%	275,000	288,406

McKesson Corp. Senior Unsecured
12/15/22	2.700%	16,555,000	16,560,447

Multiplan, Inc.(b)
09/01/18	9.875%	885,000	984,562

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	643,000	705,692

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Physiotherapy Associates Holdings, Inc. Senior Unsecured(b)
05/01/19	11.875%	282,000	252,390

Radnet Management, Inc.
04/01/18	10.375%	240,000	244,200

Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	301,000	291,218

STHI Holding Corp. Secured(b)
03/15/18	8.000%	505,000	546,662

Tenet Healthcare Corp.(b) Senior Secured
06/01/20	4.750%	562,000	570,430
Senior Unsecured
02/01/20	6.750%	309,000	318,270

Truven Health Analytics, Inc. Senior Unsecured(b)
06/01/20	10.625%	383,000	407,895

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%	184,000	193,890

VWR Funding, Inc.(b)
09/15/17	7.250%	42,000	43,995

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	853,000	882,855
02/01/19	7.750%	310,000	320,850

Total			55,950,813

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	405,000	486,000

Aetna, Inc. Senior Unsecured
11/15/22	2.750%	8,245,000	8,177,119

Total			8,663,119

Home Construction 0.1%
Beazer Homes USA, Inc.
05/15/19	9.125%	201,000	210,296

KB Home
03/15/20	8.000%	267,000	303,045

Meritage Homes Corp.
04/01/22	7.000%	301,000	327,338

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	495,000	546,975

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	633,000	670,980

Total			2,058,634

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Independent Energy 2.1%
Anadarko Petroleum Corp. Senior Unsecured
09/15/17	6.375%	3,105,000	3,704,762
03/15/40	6.200%	3,205,000	3,953,319

Antero Resources Finance Corp.
12/01/17	9.375%	34,000	37,315
08/01/19	7.250%	141,000	153,690

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	951,000	1,027,080

Chesapeake Energy Corp.
08/15/20	6.625%	1,221,000	1,314,101
02/15/21	6.125%	995,000	1,032,312

Comstock Resources, Inc.
06/15/20	9.500%	390,000	419,250

Concho Resources, Inc.
01/15/21	7.000%	2,111,000	2,353,765

Continental Resources, Inc.
04/01/21	7.125%	776,000	874,940
09/15/22	5.000%	11,085,000	11,944,087

Denbury Resources, Inc.
03/01/16	9.750%	257,000	272,420

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	2,920,000	3,623,510

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)
12/15/17	8.125%	299,000	296,384

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	1,052,000	1,186,130

EnCana Corp. Senior Unsecured
11/15/21	3.900%	2,825,000	3,068,351

Halcon Resources Corp.(b)
05/15/21	8.875%	317,000	336,020

Hess Corp. Senior Unsecured
08/15/31	7.300%	3,230,000	4,349,948

Kodiak Oil & Gas Corp.
12/01/19	8.125%	1,828,000	2,015,370

Laredo Petroleum, Inc.
02/15/19	9.500%	774,000	864,945
05/01/22	7.375%	526,000	570,710

MEG Energy Corp.(b)
03/15/21	6.500%	549,000	577,823
01/30/23	6.375%	377,000	393,023

Nexen, Inc. Senior Unsecured
05/15/37	6.400%	5,930,000	7,666,316
07/30/39	7.500%	8,730,000	12,635,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	91

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%	340,000	396,274

Oasis Petroleum, Inc.
11/01/21	6.500%	1,502,000	1,595,875
01/15/23	6.875%	423,000	453,668

Plains Exploration & Production Co.
11/15/20	6.500%	1,105,000	1,223,787
02/15/23	6.875%	835,000	953,988

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	351,000	377,325
05/01/23	5.250%	775,000	829,250

Range Resources Corp.
05/15/19	8.000%	570,000	631,275

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(b)
09/30/20	5.298%	3,477,100	3,903,045

SM Energy Co. Senior Unsecured
11/15/21	6.500%	288,000	308,160

Sandridge Energy, Inc.
10/15/22	8.125%	25,000	27,375
02/15/23	7.500%	124,000	132,680

Whiting Petroleum Corp.
10/01/18	6.500%	34,000	36,550

Woodside Finance Ltd.(b)
05/10/21	4.600%	6,485,000	7,147,611

Total			82,687,625

Integrated Energy 0.7%
Lukoil International Finance BV(b)
11/09/20	6.125%	530,000	612,845

Shell International Finance BV
08/21/22	2.375%	20,800,000	20,897,323
03/25/40	5.500%	6,400,000	8,217,389

Total			29,727,557

Life Insurance 2.3%
ING Groep NV(c)
12/29/49	5.775%	10,799,000	10,205,055

ING U.S., Inc.(b)
07/15/22	5.500%	4,690,000	5,069,214

Lincoln National Corp.(c)
05/17/66	7.000%	5,655,000	5,782,238
04/20/67	6.050%	7,880,000	7,850,450

MetLife Capital Trust X(b)
04/08/38	9.250%	11,969,000	16,517,220

MetLife, Inc.
12/15/36	6.400%	3,120,000	3,335,985
08/01/39	10.750%	8,213,000	12,401,630

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	515,000	617,939

Prudential Financial, Inc.(c)
06/15/38	8.875%	16,999,000	20,653,785
09/15/42	5.875%	7,350,000	7,717,500

Total			90,151,016

Lodging —%
Choice Hotels International, Inc.

07/01/22	5.750%	322,000	356,615

Media Cable 1.0%
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	1,462,000	1,597,235
09/30/22	5.250%	171,000	173,137

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	1,005,000	1,163,287

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	251,000	251,314

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	477,000	496,676

DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	7,873,000	8,244,850
03/01/16	3.500%	11,195,000	11,860,050
03/15/17	2.400%	9,671,000	9,906,170
03/01/21	5.000%	3,105,000	3,483,127

DISH DBS Corp.
06/01/21	6.750%	1,185,000	1,350,900

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%	775,000	816,656

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	502,000	518,315

Videotron Ltd.
07/15/22	5.000%	273,000	286,309

WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	15,000	15,525

Total			40,163,551

Media Non-Cable 0.9%
AMC Networks, Inc.
07/15/21	7.750%	868,000	991,690
12/15/22	4.750%	271,000	272,355

Clear Channel Communications, Inc.
08/01/16	10.750%	345,000	260,475

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	772,000	777,790

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%	343,000	352,433
11/15/22	6.500%	928,000	962,800

Getty Images, Inc. Senior Notes(b)
10/15/20	7.000%	742,000	758,695

Hughes Satellite Systems Corp.
06/15/21	7.625%	871,000	990,762
Senior Secured
06/15/19	6.500%	273,000	300,983

Intelsat Jackson Holdings SA(b)
12/15/22	6.625%	607,000	626,727
Senior Unsecured
10/15/20	7.250%	1,437,000	1,559,145

NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	3,965,000	4,180,085

National CineMedia LLC Senior Secured
04/15/22	6.000%	621,000	658,260

News America, Inc.
12/15/35	6.400%	2,515,000	3,121,993
02/15/41	6.150%	4,625,000	5,857,946

Nielsen Finance LLC/Co.
10/15/18	7.750%	473,000	528,578

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	1,206,000	1,199,970

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	10,720,000	10,546,697

Salem Communications Corp. Secured
12/15/16	9.625%	418,000	462,935

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	237,000	242,925

Univision Communications, Inc.(b)
05/15/21	8.500%	593,000	615,237

Senior Secured
11/01/20	7.875%	718,000	775,440
09/15/22	6.750%	360,000	371,700

Total			36,415,621

Metals 0.4%
Alpha Natural Resources, Inc.
04/15/18	9.750%	618,000	667,440
06/01/19	6.000%	745,000	690,987

ArcelorMittal Senior Unsecured
10/15/39	7.500%	4,175,000	3,924,500
03/01/41	7.250%	2,805,000	2,601,637

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Arch Coal, Inc.
06/15/21	7.250%	206,000	190,035

Arch Coal, Inc.(b)
06/15/19	9.875%	576,000	599,040

Calcipar SA Senior Secured(b)
05/01/18	6.875%	602,000	614,040

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	920,000	982,100

Inmet Mining Corp.(b)
06/01/20	8.750%	777,000	848,872
06/01/21	7.500%	297,000	308,138

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	344,000	359,480

Peabody Energy Corp.
11/15/21	6.250%	623,000	661,938

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	661,000	672,568

Rio Tinto Finance USA PLC
08/21/22	2.875%	2,550,000	2,566,861

Total			15,687,636

Non-Captive Consumer 0.7%
Discover Financial Services Senior Unsecured
04/27/22	5.200%	2,255,000	2,567,802

Discover Financial Services(b)
Senior Unsecured
11/21/22	3.850%	6,594,000	6,804,177

HSBC Finance Capital Trust IX(c)
11/30/35	5.911%	7,340,000	7,321,650

HSBC Finance Corp. Senior Subordinated Notes
01/15/21	6.676%	9,220,000	10,938,341

SLM Corp. Senior Unsecured
03/25/20	8.000%	425,000	485,563

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	843,000	754,485

Total			28,872,018

Non-Captive Diversified 0.9%
Ally Financial, Inc.
02/15/17	5.500%	298,000	318,789
03/15/20	8.000%	2,309,000	2,828,525

CIT Group, Inc. Senior Unsecured
08/15/17	4.250%	326,000	335,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	93

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	285,000	322,050
Senior Unsecured
02/15/19	5.500%	1,812,000	1,966,020

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	5,750,000	6,560,957
09/07/22	3.150%	18,950,000	19,361,082

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	2,463,000	2,937,128

Total			34,630,247

Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	1,656,000	1,780,200

Green Field Energy Services, Inc.(b) Senior Secured
11/15/16	13.250%	816,000	816,000
11/15/16	13.250%	20,000	20,000

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	748,000	815,320

Oil States International, Inc.(b)
01/15/23	5.125%	286,000	289,933

Weatherford International Ltd.
03/15/38	7.000%	6,040,000	6,971,851

Total			10,693,304

Other Financial Institutions —%
FTI Consulting, Inc.(b)
11/15/22	6.000%	269,000	278,415

Other Industry 0.7%
Interline Brands, Inc.
11/15/18	7.500%	445,000	480,600

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	11,600,000	11,477,156

President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	1,990,000	2,404,069

President and Fellows of Harvard College(b)
01/15/39	6.500%	9,555,000	14,001,515

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	358,000	382,165

Total			28,745,505

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.1%
Berry Plastics Corp. Secured
01/15/21	9.750%	530,000	610,825

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	359,000	373,360
08/15/19	9.875%	679,000	726,530
Senior Secured
08/15/19	7.875%	355,000	394,938
02/15/21	6.875%	875,000	942,812

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	815,000	841,487

Sealed Air Corp.(b)
09/15/21	8.375%	193,000	220,503
Senior Unsecured
12/01/20	6.500%	145,000	156,600

Total			4,267,055

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(b)
10/15/18	7.875%	518,000	521,885

Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	273,000	286,650

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	200,000	227,000

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	8,814,000	10,898,961

Merck & Co., Inc.
Senior Unsecured
09/15/22	2.400%	12,670,000	12,674,143
09/15/42	3.600%	11,520,000	11,366,196

Roche Holdings, Inc.(b)
03/01/19	6.000%	3,625,000	4,512,375

VPI Escrow Corp. (b)
10/15/20	6.375%	773,000	829,042

Total			41,316,252

Property & Casualty 1.3%
Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	354,000	352,230

Hub International Ltd.(b)
10/15/18	8.125%	654,000	670,350

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,540,000	4,948,087
05/01/42	6.500%	4,885,000	5,495,810
Senior Unsecured
03/15/35	6.500%	4,005,000	4,376,420

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Liberty Mutual Group, Inc.(b)(c)
06/15/58	10.750%	9,150,000	13,633,500

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	15,435,000	20,554,743

Total			50,031,140

Railroads 0.6%
BNSF Funding Trust I(c)
12/15/55	6.613%	10,891,000	12,347,671

CSX Corp. Senior Unsecured
05/30/42	4.750%	7,350,000	7,914,458

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	3,955,000	4,799,899

Total			25,062,028

Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	7,230,000	9,160,815

REITs 1.1%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	14,750,000	16,030,802

Duke Realty LP
Senior Unsecured
02/15/15	7.375%	2,765,000	3,083,597
08/15/19	8.250%	4,841,000	6,189,717
06/15/22	4.375%	4,870,000	5,106,624

Simon Property Group LP Senior Unsecured
02/01/23	2.750%	13,495,000	13,487,429

Total			43,898,169

Restaurants —%
Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	316,000	331,800

Retailers 1.1%
99 Cent Only Stores
12/15/19	11.000%	322,000	368,288

Amazon.com, Inc. Senior Unsecured
11/29/22	2.500%	12,245,000	12,068,917

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	432,000	466,560

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	372,000	378,510

Limited Brands, Inc.
04/01/21	6.625%	785,000	898,825

Macy’s Retail Holdings, Inc.
02/15/23	2.875%	4,105,000	4,019,751
07/15/27	6.790%	17,065,000	19,517,821
03/15/37	6.375%	2,600,000	3,129,831

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	383,000	394,490

Rite Aid Corp.
03/15/20	9.250%	451,000	480,315
Senior Secured
08/15/20	8.000%	387,000	442,147
Senior Unsecured
02/15/27	7.700%	374,000	319,770

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	489,000	530,565

Total			43,015,790

Supermarkets 0.2%
Kroger Co. (The)
12/15/18	6.800%	6,365,000	7,954,786

Technology 1.2%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	364,000	369,460
04/01/20	6.375%	350,000	367,500

Amkor Technology, Inc.
05/01/18	7.375%	933,000	965,655

Amkor Technology, Inc.(b)
Senior Unsecured
10/01/22	6.375%	294,000	289,590

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	324,000	349,110

CDW LLC/Finance Corp.
04/01/19	8.500%	714,000	772,905
Senior Secured
12/15/18	8.000%	390,000	431,438

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	393,000	436,230

First Data Corp.
01/15/21	12.625%	987,000	1,038,818

First Data Corp.(b)
Secured
01/15/21	8.250%	198,000	198,000
Senior Secured
08/15/20	8.875%	391,000	426,190
11/01/20	6.750%	1,313,000	1,329,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	95

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Freescale Semiconductor, Inc. Senior Secured(b)
04/15/18	9.250%	500,000	546,250

Hewlett-Packard Co.
Senior Unsecured
05/30/14	1.550%	1,435,000	1,431,791
06/02/14	4.750%	4,326,000	4,509,435
12/09/14	2.625%	3,880,000	3,925,660
03/15/15	2.350%	1,184,000	1,189,272

Microsoft Corp. Senior Unsecured
11/15/22	2.125%	2,955,000	2,926,056

Nuance Communications, Inc.(b)
08/15/20	5.375%	857,000	895,565

Oracle Corp.
Senior Unsecured
10/15/17	1.200%	4,130,000	4,142,258
10/15/22	2.500%	19,564,000	19,740,252

Total			46,280,847

Textile —%
PVH Corp. Senior Unsecured
12/15/22	4.500%	334,000	337,340

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	641,000	708,305

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	5,241,000	6,655,174

Hertz Corp. (The)
10/15/18	7.500%	524,000	579,020
01/15/21	7.375%	245,000	269,500

Total			8,211,999

Wireless 0.4%
Cricket Communications, Inc.
10/15/20	7.750%	630,000	642,600

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	887,000	949,090

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	1,734,000	1,842,375

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	164,000	190,650
08/15/20	7.000%	313,000	341,952
11/15/21	11.500%	479,000	651,440
11/15/22	6.000%	1,800,000	1,849,500

Sprint Nextel Corp.(b)
11/15/18	9.000%	1,255,000	1,549,925
03/01/20	7.000%	364,000	423,150

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	5,023,000	5,270,338

Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%	454,000	460,356

Total			14,171,376

Wirelines 3.1%
AT&T, Inc. Senior Unsecured
12/01/22	2.625%	38,570,000	38,633,448

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	6,945,000	7,674,218

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%	458,000	477,465

Embarq Corp. Senior Unsecured
06/01/36	7.995%	10,115,000	11,172,230

Frontier Communications Corp.
Senior Unsecured
04/15/22	8.750%	455,000	527,800
01/15/23	7.125%	476,000	504,560

Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	42,000	44,048

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	405,000	466,763

Level 3 Communications, Inc.(b)
Senior Unsecured
06/01/19	8.875%	257,000	273,705

Level 3 Financing, Inc.
02/01/18	10.000%	289,000	322,235
04/01/19	9.375%	1,029,000	1,149,907

PAETEC Holding Corp.
12/01/18	9.875%	982,000	1,124,390

Telecom Italia Capital SA
09/30/14	4.950%	16,640,000	17,372,160
10/01/15	5.250%	5,423,000	5,770,072
07/18/36	7.200%	7,156,000	7,470,864

Telefonica Emisiones SAU
06/20/16	6.421%	5,090,000	5,632,085
07/03/17	6.221%	2,985,000	3,320,812
04/27/20	5.134%	2,250,000	2,365,312
02/16/21	5.462%	3,610,000	3,855,729

Verizon New York, Inc.
04/01/32	7.375%	8,275,000	10,964,036

Verizon Virginia, Inc.
10/01/29	8.375%	3,090,000	4,235,444

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	650,000	739,375
Senior Secured
01/01/20	8.125%	392,000	436,100

tw telecom holdings, Inc.(b)
10/01/22	5.375%	235,000	246,163

Total			124,778,921

Total Corporate Bonds & Notes
(Cost: $1,583,053,657)			1,668,319,270

Residential Mortgage-Backed Securities — Agency 17.9%
Federal Home Loan Mortgage Corp.(f)
05/01/41-06/01/41	4.500%	31,250,462	34,481,898
07/01/39	5.000%	6,444,351	7,046,886
06/01/33	5.500%	882,054	977,672
09/01/28-07/01/37	6.000%	20,578,964	22,839,083
04/01/30-04/01/32	7.000%	669,091	796,346
08/01/24	8.000%	53,443	64,155
01/01/25	9.000%	25,582	31,478

Federal National Mortgage Association(f)
03/01/41	3.500%	4,856,527	5,181,887
09/01/40-06/01/42	4.000%	264,561,443	288,974,201
05/01/39-10/15/42	4.500%	70,656,063	77,191,053
08/01/40-05/01/41	5.000%	29,907,508	32,856,767
12/01/28-09/01/36	5.500%	28,433,839	31,695,660
10/01/28-08/01/35	6.000%	17,397,734	19,467,728
05/01/29-07/01/38	7.000%	22,418,061	26,119,713
02/01/27-09/01/31	7.500%	297,005	356,440
11/01/21-04/01/22	8.000%	34,929	41,031
04/01/23	8.500%	50,210	56,395
06/01/24	9.000%	68,409	79,870

Federal National Mortgage Association(f)(g)
01/01/43	3.000%	36,500,000	38,245,156
01/01/43	3.500%	63,250,000	67,432,900

Federal National Mortgage Association(f)(h) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	515,504	31,614

CMO IO Series 2004-84 Class GI
12/25/22	5.000%	9,760	114

Federal National Mortgage Association(f)(i)
06/01/40	5.000%	8,833,163	9,739,650
01/01/36	5.500%	15,431,583	17,070,677

Government National Mortgage Association(f)
06/15/41	4.500%	30,984,589	34,442,629

Total Residential Mortgage-Backed Securities — Agency
(Cost: $685,750,432)			715,221,003

Residential Mortgage-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American General Mortgage Loan Trust(b)(c)(f)
CMO Series 2009-1 Class A7
09/25/48	5.750%	10,593,000	11,024,908

CMO Series 2010-1A Class A1
03/25/58	5.150%	1,139,601	1,163,878

BCAP LLC Trust(b)(c)(f) CMO Series 2012-RR10 Class 5A5
04/26/36	0.472%	12,336,417	11,791,724

BCAP LLC Trust(b)(f)
08/26/36	0.328%	5,081,485	4,916,337
01/26/37	0.378%	7,996,198	7,736,322

BCAP LLC(b)(c)(f)
05/26/47	0.420%	4,426,654	4,127,855

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(f)
08/27/37	6.000%	2,616,437	2,748,572

Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(c)(f)
10/03/39	0.474%	8,770,462	8,489,134

Bayview Opportunity Master Fund Trust IIB LP Series 2012-4NPL Class A(b)(c)(f)
07/28/32	3.475%	2,055,704	2,082,604

Citigroup Mortgage Loan Trust, Inc.(b)(c)(f) CMO Series 2012-7 Class 12A1
03/25/36	2.627%	3,088,159	3,136,087

CMO Series 2012-9 Class 1A1
02/20/36	5.174%	6,144,300	6,343,449

Citigroup Mortgage Loan Trust, Inc.(b)(f)
CMO Series 2012-A Class A
06/25/51	2.500%	5,094,061	5,043,120

Credit Suisse Mortgage Capital Certificates(b)(c)(f)
CMO Series 2009-12R Class 30A1
12/27/36	5.508%	32,789	32,745

CMO Series 2010-12R Class 13A1
12/26/37	2.921%	2,458,687	2,460,870

CMO Series 2011-16R Class 7A3
12/27/36	3.500%	2,882,107	2,951,373

CMO Series 2011-17R Class 2A1
12/27/37	3.400%	3,110,354	3,208,700

CMO Series 2011-17R Class 3A1
10/27/35	2.476%	8,535,000	8,603,370

CMO Series 2012-4R Class 8A1
06/27/47	3.050%	3,333,466	3,342,426

JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(c)(f)
09/25/36	5.950%	482,208	484,530

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(b)(c)(f)
10/26/36	3.250%	1,925,176	1,923,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	97

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust CMO Series 2012-R2 Class 1A(b)(c)(f)
11/26/36	0.370%	3,847,242	3,699,123

Nomura Asset Acceptance Corp.(c)(f)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	359,779	353,317

CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	2,277,149	2,235,962

Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(b)(c)(f)
01/26/37	0.380%	5,008,096	4,651,871

Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(f)
08/26/52	2.734%	4,425,450	4,498,056

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(b)(c)(f)
09/25/57	2.667%	3,720,174	3,755,536

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(c)(f)
12/25/34	4.740%	906,834	918,269

VOLT LLC(b)(c)(f)
Series 2012-RP3A Class A1
11/27/17	3.475%	8,575,790	8,575,775

VOLT LLC(b)(f)
Series 2012-RP2A Class A1
06/26/17	4.704%	2,589,107	2,624,424

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(f)
04/25/35	8.000%	88,664	88,638

Total Residential Mortgage-Backed Securities—Non-Agency
(Cost: $121,775,709)			123,012,180

Commercial Mortgage-Backed Securities — Non-Agency 12.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f)
Series 2005-3 Class A3A
07/10/43	4.621%	8,050,000	8,061,753
Series 2005-3 Class A4
07/10/43	4.668%	20,049,000	21,795,829
Series 2005-4 Class A5A
07/10/45	4.933%	10,845,000	11,883,094

Bear Stearns Commercial Mortgage Securities(f)
Series 2003-T10 Class A2
03/13/40	4.740%	2,533,488	2,538,297
Series 2006-PW14 Class A4
12/11/38	5.201%	15,800,000	18,106,342

Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(f)
10/15/49	5.431%	5,950,000	6,827,589

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(f)
Series 2005-CD1 Class A4
07/15/44	5.219%	7,930,000	8,800,428

Citigroup/Deutsche Bank Commercial Mortgage Trust(f)
Series 2007-CD4 Class A4
12/11/49	5.322%	19,452,000	22,373,422

Commercial Mortgage Pass-Through Certificates Series 2003-LB1A Class A2(f)
06/10/38	4.084%	8,797,285	8,878,238

Credit Suisse First Boston Mortgage Securities Corp.(c)(f)
Series 2004-C1 Class A4
01/15/37	4.750%	6,775,911	6,990,403

Credit Suisse First Boston Mortgage Securities Corp.(f)
Series 2004-C2 Class A1
05/15/36	3.819%	495,334	503,830

Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(c)(f)
06/15/38	5.804%	6,830,000	7,753,334

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	2.062%	6,324,587	6,323,474

DBRR Trust(b)(f)
Series 2012-EZ1 Class A
09/25/45	0.946%	6,355,922	6,370,634
09/25/45	1.393%	1,431,000	1,431,346

GE Capital Commercial Mortgage Corp.(c)(f)
Series 2005-C1 Class A5
06/10/48	4.772%	3,900,000	4,205,627

GE Capital Commercial Mortgage Corp.(f)
Series 2003-C1 Class A4
01/10/38	4.819%	71,185	71,160

GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A4(f)
04/10/40	5.023%	3,152,558	3,225,656

GS Mortgage Securities Corp. II(f)
Series 2005-GG4 Class A4A
07/10/39	4.751%	19,660,000	21,204,254
Series 2012-GCJ7 Class A2
05/10/45	2.318%	2,330,000	2,444,582

General Electric Capital Assurance Co.(b)(c)(f)
Series 2003-1 Class A4
05/12/35	5.254%	4,558,971	4,818,039
Series 2003-1 Class A5
05/12/35	5.743%	6,500,000	7,937,267

Greenwich Capital Commercial Funding Corp.(c)(f)
Series 2005-GG5 Class AM
04/10/37	5.277%	11,588,600	12,545,772
Series 2006-GG7 Class AM
07/10/38	5.867%	5,145,000	5,788,182

Greenwich Capital Commercial Funding Corp.(f)
Series 2007-GG9 Class A4
03/10/39	5.444%	11,865,000	13,665,170

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(f)
Series 2003-CB6 Class A2
07/12/37	5.255%	18,790,904	19,042,721
Series 2005-LDP3 Class ASB
08/15/42	4.893%	4,629,439	4,849,314
Series 2005-LDP4 Class A4
10/15/42	4.918%	8,709,000	9,455,649
Series 2006-LDP6 Class ASB
04/15/43	5.490%	5,889,252	6,205,246
Series 2007-CB19 Class A4
02/12/49	5.728%	26,685,000	31,295,608

JPMorgan Chase Commercial Mortgage Securities Corp.(f)
Series 2003-C1 Class A2
01/12/37	4.985%	343,537	343,543
Series 2003-LN1 Class A1
10/15/37	4.134%	166,501	167,558
Series 2004-LN2 Class A1
07/15/41	4.475%	2,189,779	2,194,741
Series 2005-LDP2 Class A3
07/15/42	4.697%	3,119,184	3,130,132

LB-UBS Commercial Mortgage Trust(c)(f)
Series 2004-C6 Class A6
08/15/29	5.020%	4,000,000	4,212,148
Series 2006-C4 Class AM
06/15/38	5.885%	1,715,000	1,932,423
Series 2007-C7 Class A3
09/15/45	5.866%	11,575,000	13,888,479

LB-UBS Commercial Mortgage Trust(f)
Series 2003-C3 ClassA4
05/15/32	4.166%	7,018,650	7,050,220
Series 2004-C2 Class A3
03/15/29	3.973%	785,558	795,524
Series 2005-C3 Class A5
07/15/30	4.739%	7,220,000	7,814,654
Series 2006-C1 Class A4
02/15/31	5.156%	6,170,000	6,888,373
Series 2007-C2 Class A3
02/15/40	5.430%	24,955,422	28,640,564

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(c)(f)
03/12/51	5.485%	10,825,000	12,490,275

Morgan Stanley Capital I Trust Series 2012-C4 Class A4(f)
03/15/45	3.244%	2,610,000	2,762,824

Morgan Stanley Capital I, Inc.(c)(f)
Series 2007-IQ15 Class A4
06/11/49	5.882%	28,045,484	32,971,196

Morgan Stanley Capital I, Inc.(f)
Series 2006-IQ12 Class A4
12/15/43	5.332%	8,375,000	9,636,702
Series 2007-IQ16 Class A4
12/12/49	5.809%	5,500,000	6,532,185

Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(f)
09/15/37	5.080%	416,929	416,813

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Reremic Trust(b)(c)(f)
Series 2009-GG10 Class A4A
08/12/45	5.789%	18,150,000	21,176,149
Series 2009-GG10 Class A4B
08/12/45	5.789%	5,895,000	6,601,068
Series 2010-GG10 Class A4A
08/15/45	5.789%	26,645,000	31,087,521

ORES NPL LLC Series 2012-LV1 Class A(b)(f)
09/25/44	4.000%	1,310,183	1,319,519

S2 Hospitality LLC Series 2012-LV1 Class A(b)(f)
04/15/25	4.500%	1,876,841	1,879,634

SMA 1 LLC Series 2012-LV1 Class A(b)(f)
08/20/25	3.500%	2,200,000	2,208,451

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(f)
08/15/39	5.565%	3,326,553	3,514,420

Wachovia Bank Commercial Mortgage Trust(c)(f)
Series 2003-C9 Class A4
12/15/35	5.012%	3,654,539	3,753,036
Series 2006-C24 Class A3
03/15/45	5.558%	6,200,000	7,020,564
Series 2006-C27 Class AM
07/15/45	5.795%	3,920,000	4,361,952

Wachovia Bank Commercial Mortgage Trust(f)
Series 2003-C5 Class A2
06/15/35	3.989%	177,943	179,163
Series 2005-C16 Class A2
10/15/41	4.380%	351,760	351,615
Series 2006-C29 Class A4
11/15/48	5.308%	3,000,000	3,449,805

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $494,559,850)			514,163,511

Asset-Backed Securities — Non-Agency 1.1%

Ally Master Owner Trust
Series 2011-4 Class A2
09/15/16	1.540%	4,086,000	4,146,403
Series 2012-5 Class A
09/15/19	1.540%	2,930,000	2,932,652

BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%	1,830,198	1,833,273

BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	4,542,000	4,555,179

CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%	1,890,000	1,898,842

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	99

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(c)
06/25/37	6.080%	3,472,989	3,469,589

Countrywide Asset-Backed Certificates(c)
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	1,648,617	1,254,817
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	3,538,489	2,990,940

Ford Credit Auto Lease Trust Series 2011-A Class A3
07/15/14	1.030%	3,755,000	3,762,690

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	851,577	852,702

JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(c)
01/25/37	0.280%	902,933	884,436

Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%	895,807	896,437

SMART Trust Series 2012-1USA Class A4A(b)
12/14/17	2.010%	3,450,000	3,530,920

SVO VOI Mortgage Corp. Series 2012-AA Class A(b)
09/20/29	2.000%	5,124,458	5,125,669

Sierra Receivables Funding Co. LLC Series 2012-3A Class A(b)
08/20/29	1.870%	6,006,206	5,938,963

Total Asset-Backed Securities — Non-Agency
(Cost: $43,798,639)			44,073,512

Inflation-Indexed Bonds(a) 0.1%
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU 40,825,992	2,537,723

Total Inflation-Indexed Bonds
(Cost: $2,091,373)			2,537,723

U.S. Treasury Obligations 16.5%
U.S. Treasury
08/31/14	0.250%	18,452,300	18,457,338
10/31/14	0.250%	33,871,000	33,878,926
10/15/15	0.250%	1,865,000	1,860,774
08/31/16	1.000%	1,700	1,732
08/31/17	0.625%	845,000	844,207
10/31/17	0.750%	209,987,200	210,676,210
09/30/19	1.000%	43,042,000	42,746,086
05/15/22	1.750%	7,023,000	7,082,257
08/15/22	1.625%	2,516,800	2,500,285
11/15/22	1.625%	13,473,400	13,321,824
08/15/42	2.750%	110,154,500	106,367,939

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury(j)
STRIPS
11/15/18	0.000%	26,115,000	24,738,139
11/15/18	0.000%	142,465,000	134,819,758
11/15/19	0.000%	15,765,000	14,527,101
11/15/21	0.000%	4,578,600	3,953,108
02/15/40	0.000%	97,189,000	42,592,010

Total U.S. Treasury Obligations
(Cost: $651,041,648)			658,367,694

Foreign Government Obligations(a) 1.3%
Argentina —%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%	500,000	455,000

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%	703,000	594,035

Total			1,049,035

Brazil 0.1%
Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%	340,000	445,400

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%	1,060,000	1,139,500

Morgan Stanley Senior Unsecured(b)
05/03/17	10.090%	BRL 1,020,000	540,015

Petrobras International Finance Co.
03/15/19	7.875%	350,000	437,176
01/20/20	5.750%	700,000	796,849

Total			3,358,940

Chile —%
Empresa Nacional del Petroleo Senior Unsecured(b)
12/06/21	4.750%	510,000	546,528

Colombia 0.1%
Colombia Government International Bond
Senior Unsecured
07/12/21	4.375%	320,000	368,480
01/18/41	6.125%	570,000	777,515

Corporación Andina de Fomento
06/15/22	4.375%	447,000	483,995

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%	530,000	594,154

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP 820,000,000	536,040

Total			2,760,184

Dominican Republic 0.1%
Dominican Republic International Bond(b)
Senior Unsecured
05/06/21	7.500%	710,000	823,410
04/20/27	8.625%	350,000	421,400

Total			1,244,810

Hungary —%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%	350,000	387,606

Indonesia 0.1%
Indonesia Government International Bond(b)
Senior Unsecured
05/05/21	4.875%	710,000	815,400
01/17/38	7.750%	690,000	1,040,175

Indonesia Treasury Bond Senior Unsecured
05/15/22	7.000%	IDR 8,700,000,000	1,023,047

Majapahit Holding BV(b)
06/28/17	7.250%	340,000	402,953
08/07/19	8.000%	350,000	442,750

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%	1,070,000	1,207,659

Total			4,931,984

Kazakhstan —%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%	300,000	396,750
Senior Unsecured
01/23/15	11.750%	350,000	417,830

Total			814,580

Lithuania —%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%	670,000	823,643

Mexico 0.1%
Mexican Bonos
06/10/21	6.500%	MXN 680,000	568,520
06/03/27	7.500%	MXN 1,340,000	1,206,028

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Mexico Government International Bond Senior Unsecured
03/15/22	3.625%	200,000	218,750

Pemex Project Funding Master Trust
01/21/21	5.500%	1,220,000	1,425,570

Petroleos Mexicanos
06/02/41	6.500%	690,000	865,950

Total			4,284,818

Peru 0.1%
Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(j)
05/31/18	0.000%	420,119	378,107

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%	250,000	362,250
11/18/50	5.625%	160,000	207,440

Peruvian Government International Bond(b)
Senior Unsecured
08/12/31	6.950%	PEN 740,000	364,680

Total			1,312,477

Philippines —%
Philippine Government International Bond Senior Unsecured
03/30/26	5.500%	350,000	442,750

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%	350,000	487,863

Total			930,613

Poland 0.1%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%	900,000	1,062,900

Qatar 0.2%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	4,870,000	5,892,700

Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%	350,000	401,625
01/20/42	5.750%	350,000	455,000

Total			6,749,325

Republic of Namibia —%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%	580,000	649,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	101

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Republic of the Congo —%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%	218,500	189,002

Romania —%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%	340,000	412,605

Russian Federation 0.2%
Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%	350,000	392,000
01/23/21	5.999%	1,410,000	1,627,140
08/16/37	7.288%	340,000	442,782

Gazprom OAO Via Gazprom International SA Senior Unsecured(b)
02/01/20	7.201%	3,176,425	3,558,835

Russian Foreign Bond — Eurobond Senior Unsecured(b)(c)
03/31/30	7.500%	1,085,000	1,393,574

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%	530,000	649,250

Total			8,063,581

South Africa —%
South Africa Government International Bond
Senior Unsecured
01/17/24	4.665%	250,000	282,500
03/08/41	6.250%	150,000	198,750

Total			481,250

South Korea —%
Export-Import Bank of Korea
Senior Unsecured
09/15/21	4.375%	350,000	386,710
04/11/22	5.000%	500,000	578,382

Total			965,092

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured (b)
08/14/19	9.750%	750,000	995,210

Turkey 0.1%
Export Credit Bank of Turkey(b)
11/04/16	5.375%	700,000	762,242

Turkey Government International Bond
03/25/22	5.125%	320,000	368,000

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
03/30/21	5.625%	680,000	807,500
09/26/22	6.250%	330,000	411,345
03/17/36	6.875%	490,000	661,500

Total			3,010,587

United Arab Emirates —%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	520,000	620,602

Uruguay —%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	340,000	524,960

Venezuela 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	980,000	967,750
02/17/22	12.750%	370,000	415,880
Senior Unsecured
10/28/15	5.000%	320,000	293,600
10/28/16	5.125%	1,010,000	883,750

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	1,720,000	1,668,400

Total			4,229,380

Total Foreign Government Obligations
(Cost: $44,741,899)			50,399,312

Municipal Bonds 0.7%
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	615,000	755,939

Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	20,325,000	21,228,040

Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	1,690,000	2,015,798

State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C(g)
10/01/23	4.000%	2,785,000	3,305,266

Total Municipal Bonds
(Cost: $26,329,257)			27,305,043

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Preferred Debt 2.4%
Issuer	Coupon Rate	Shares	Value ($)

Banking 1.9%
Citigroup Capital XIII(c)
10/30/40	7.875%	902,825	25,188,817

M&T Bank Corp.(c)
12/31/49	5.000%	1,070	1,098,088
12/31/49	5.000%	11,135	11,466,266

PNC Financial Services Group, Inc.(c)
12/31/49	6.125%	603,525	16,723,678

U.S. Bancorp(c)
12/31/49	6.500%	750,199	21,485,699

Total			75,962,548

Building Materials 0.5%
Stanley Black & Decker, Inc.
07/25/52	0.000%	731,100	18,972,045

Total Preferred Debt
(Cost: $90,703,401)			94,934,593

Senior Loans 0.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Silver II Borrower SCA Term Loan(c)(g)(k)
12/13/19	5.000%	83,000	83,726

Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(k)
02/28/19	8.250%	389,000	395,566

Chemicals —%
PQ Corp. Tranche B Term Loan(c)(k)
04/15/17	5.250%	643,000	646,125

Construction Machinery —%
CPM Acquisition Corp. 1st Lien Term Loan(c)(k)
08/29/17	6.250%	535,000	537,675

CPM Acquisition Corp. 2nd Lien Term Loan(c)(k)
03/01/18	10.250%	360,000	362,700

Total			900,375

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
New Breed, Inc. Term Loan(c)(k)
10/01/19	6.000%	786,000	776,175

West Corp. Tranche B6 Term Loan(c)(k)
06/30/18	5.750%	588,045	596,419

Total			1,372,594

Consumer Products —%
Serta Simmons Holdings LLC Term Loan(c)(k)
10/01/19	5.000%	446,000	446,370

Spectrum Brands, Inc. Term Loan(c)(g)(k)
12/17/19	4.500%	74,000	74,671

Total			521,041

Gaming —%
ROC Finance LLC Tranche B Term Loan(c)(k)
08/19/17	8.500%	191,000	196,730

Health Care —%
ConvaTec, Inc. Term Loan(c)(k)
12/22/16	5.000%	97,000	98,051

U.S. Renal Care, Inc.(c)(k)
1st Lien Term Loan
07/03/19	6.250%	712,420	721,325
2nd Lien Term Loan
01/03/20	10.250%	376,000	381,640

United Surgical Partners International, Inc. Tranche B Term Loan(c)(g)(k)
04/03/19	5.059%	116,000	116,676

Total			1,317,692

Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(g)(k)
12/07/19	5.000%	239,000	239,239

Media Cable —%
WideOpenWest Finance LLC Term Loan(c)(k)
07/17/18	6.250%	397,005	401,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	103

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(k)
09/16/19	7.500%	511,000	525,691

Metals 0.1%
FMG Resources August 2006 Proprietary Ltd.(c)(g)(k)
Term Loan
10/18/17	5.250%	778,579	784,418

FMG Resources August 2006 Proprietary Ltd.(c)(k)
Term Loan
10/18/17	5.250%	530,670	534,650

Total			1,319,068

Property & Casualty 0.1%
Asurion LLC 1st Lien Term Loan(c)(k)
05/24/18	5.500%	695,000	701,429

Lonestar Intermediate Super Holdings LLC Term Loan(c)(k)
09/02/19	11.000%	1,066,000	1,129,960

Total			1,831,389

Technology —%
Ancestry.com Term Loan(c)(g)(k)
12/18/18	7.000%	878,000	845,628

Blue Coat Systems, Inc. Term Loan(c)(k)
02/15/18	5.750%	407,977	410,275

Total			1,255,903

Total Senior Loans
(Cost: $10,767,023)			11,006,205

Preferred Stocks —%
Issuer		Shares	Value ($)

Financials —%
Diversified Financial Services —%
Bank Of America Corp.		70,000	1,792,000

Total Financials			1,792,000

Total Preferred Stocks
(Cost: $1,787,100)			1,792,000

Warrants —%
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(l)		816	25,296

Total Warrants
(Cost: $32,862)			25,296

Treasury Bills 2.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Treasury 2.6%
U.S. Treasury Bills
02/28/13	0.096%	106,045,000	106,044,179

Total Treasury Bills
(Cost: $106,028,770)			106,044,179

Money Market Funds 1.5%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(m)(n)		58,092,902	58,092,902

Total Money Market Funds
(Cost: $58,092,902)			58,092,902

Total Investments
(Cost: $3,920,554,522)			4,075,294,423

Other Assets & Liabilities, Net			(86,424,480)

Net Assets			3,988,869,943

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(536)	(79,060,000)	March 2013	1,091,864	—

U.S. Treasury Note, 2-year	(100)	(22,046,875)	March 2013	—	(174)

U.S. Treasury Note, 5-year	(1,540)	(191,597,652)	April 2013	68,807	—

U.S. Treasury Note, 10-year	(936)	(124,283,250)	March 2013	446,622	—

U.S. Treasury Ultra Bond, 30-year	(743)	(120,807,156)	March 2013	2,436,334	—

Total				4,043,627	(174)

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Credit Default Swap Contracts Outstanding at December 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Barclays Bank, PLC	June 20, 2017	1.00	3,285,000	17,350	(203,061)	(1,095)	—	(186,806)

Morgan Stanley	Barclays Bank, PLC	September 20, 2017	1.00	8,595,000	75,567	(435,607)	(2,865)	—	(362,905)

Morgan Stanley	D.R. Horton, Inc.	September 20, 2017	1.00	3,870,000	125,408	(85,637)	(1,290)	38,481	—

Citibank	Goldman Sachs Group, Inc.	September 20, 2017	1.00	11,560,000	236,444	(741,856)	(3,853)	—	(509,265)

Morgan Stanley	Home Depot, Inc.	September 20, 2017	1.00	12,075,000	(321,447)	261,043	(4,025)	—	(64,429)

Goldman Sachs International	Limited Brands, Inc.	September 20, 2017	1.00	10,910,000	501,609	(547,376)	(3,637)	—	(49,404)

Citibank	Textron, Inc.	September 20, 2017	1.00	2,025,000	24,714	(41,119)	(675)	—	(17,080)

Goldman Sachs International	Textron, Inc.	September 20, 2017	1.00	13,175,000	160,792	(284,928)	(4,392)	—	(128,528)

Goldman Sachs International	Toll Brothers, Inc.	September 20, 2017	1.00	6,405,000	142,403	(138,398)	(2,135)	1,870	—

Goldman Sachs International	Bank of America Corp.	December 20, 2017	1.00	33,480,000	490,853	(810,472)	(11,160)	—	(330,779)

JPMorgan	Barclays Bank, PLC	December 20, 2017	1.00	7,230,000	88,804	(240,507)	(2,410)	—	(154,113)

Goldman Sachs International	CDX North America High Yield 19	December 20, 2017	5.00	45,025,000	(164,579)	(151,279)	(75,042)	—	(390,900)

JPMorgan	CDX North America High Yield 19	December 20, 2017	5.00	68,500,000	(250,387)	(1,839,137)	(114,167)	—	(2,203,691)

Citibank	CDX North America Investment Grade 19	December 20, 2017	1.00	29,670,000	(46,997)	157,657	(9,890)	100,770	—

JPMorgan	CDX North America Investment Grade 19	December 20, 2017	1.00	69,730,000	(110,453)	334,990	(23,243)	201,294	—

Goldman Sachs International	D.R. Horton, Inc.	December 20, 2017	1.00	9,370,000	351,843	(324,587)	(3,123)	24,133	—

JPMorgan	D.R. Horton, Inc.	December 20, 2017	1.00	20,875,000	783,858	(769,133)	(6,959)	7,766	—

Barclays	Goldman Sachs Group, Inc.	December 20, 2017	1.00	8,405,000	195,488	(357,650)	(2,802)	—	(164,964)

Goldman Sachs International	H.J. Heinz Company	December 20, 2017	1.00	17,415,000	(463,020)	388,669	(5,805)	—	(80,156)

Barclays	Home Depot, Inc.	December 20, 2017	1.00	485,000	(13,070)	12,261	(162)	—	(971)

JPMorgan	Home Depot, Inc.	December 20, 2017	1.00	16,190,000	(436,304)	425,772	(5,397)	—	(15,929)

Barclays	Limited Brands, Inc.	December 20, 2017	1.00	4,820,000	257,053	(251,636)	(1,605)	3,812	—

Barclays	Marriott International, Inc.	December 20, 2017	1.00	8,630,000	(31,299)	(12,267)	(2,877)	—	(46,443)

Citibank	Marriott International, Inc.	December 20, 2017	1.00	5,600,000	(20,311)	10,654	(1,866)	—	(11,523)

Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	17,750,000	476,660	(266,488)	(5,917)	204,255	—

Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	21,255,000	570,784	(363,808)	(7,085)	199,891	—

Total								782,272	(4,717,886)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	105

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $512,838,964 or 12.86% of net assets.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $951,045, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artist Theatre Circuit, Inc.

1995-A Pass-Through Certificates 9.300% 07/01/15	12/08/95	951,045

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $951,045, which represents 0.02% of net assets.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	At December 31, 2012, investments in securities included securities valued at $7,511,347 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j)	Zero coupon bond.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	Non-income producing.

(m)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	37,895,335	1,395,839,345	(1,375,641,778)	58,092,902	82,710	58,092,902

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	107

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	1,132,233	951,045	2,083,278

All Other Industries	—	1,666,235,992	—	1,666,235,992

Residential Mortgage-Backed Securities — Agency	—	715,221,003	—	715,221,003

Residential Mortgage-Backed Securities — Non-Agency	—	78,732,191	44,279,989	123,012,180

Commercial Mortgage-Backed Securities — Non-Agency	—	500,038,057	14,125,454	514,163,511

Asset-Backed Securities — Non-Agency	—	44,073,512	—	44,073,512

Inflation-Indexed Bonds	—	2,537,723	—	2,537,723

U.S. Treasury Obligations	437,737,578	220,630,116	—	658,367,694

Foreign Government Obligations		50,021,205	378,107	50,399,312

Municipal Bonds	—	27,305,043	—	27,305,043

Preferred Debt	94,934,593	—	—	94,934,593

Total Bonds	532,672,171	3,305,927,075	59,734,595	3,898,333,841

Equity Securities

Preferred Stocks

Financials	1,792,000	—	—	1,792,000

Warrants

Energy	—	25,296	—	25,296

Total Equity Securities	1,792,000	25,296	—	1,817,296

Short-Term Securities

Treasury Bills	106,044,179	—	—	106,044,179

Total Short-Term Securities	106,044,179	—	—	106,044,179

Other

Senior Loans

Gaming	—	—	196,730	196,730

Health Care	—	596,367	721,325	1,317,692

All Other Industries	—	9,491,783	—	9,491,783

Money Market Funds	58,092,902	—	—	58,092,902

Total Other	58,092,902	10,088,150	918,055	69,099,107

Investments in Securities	698,601,252	3,316,040,521	60,652,650	4,075,294,423

Derivatives

Assets

Futures Contracts	4,043,627	—	—	4,043,627

Swap Contracts	—	782,272	—	782,272

Liabilities

Futures Contracts	(174)	—	—	(174)

Swap Contracts	—	(4,717,886)	—	(4,717,886)

Total	702,644,705	3,312,104,907	60,652,650	4,075,402,262

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2011	1,536,511	12,474,118	—	414,580	—	14,425,209

Accrued discounts/premiums	(138)	3,934	(82)	8,927	786	13,427

Realized gain (loss)	(10,071)	47,797	(30)	11,267	4,675	53,638

Change in unrealized appreciation (depreciation)(a)	46,908	374,478	8,892	19,717	22,531	472,526

Sales	(718,650)	(4,107,445)	(55,078)	(76,384)	(85,460)	(5,043,017)

Purchases	96,485	43,609,865	14,171,752	—	785,000	58,663,102

Transfers into Level 3	—	—	—	—	190,523	190,523

Transfers out of Level 3	—	(8,122,758)	—	—	—	(8,122,758)

Balance as of December 31, 2012	951,045	44,279,989	14,125,454	378,107	918,055	60,652,650

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $474,492, which is comprised of Corporate Bonds & Notes of $48,873, Residential Mortgage-Backed Securities — Non-Agency of $374,478, Commercial Mortgaged-Backed Securities — Non-Agency of $8,892, Foreign Government Obligations of $19,717 and Senior Loans of $22,532.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain residential and commercial backed mortgage securities, foreign government obligations and senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	109

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)

Australia 0.3%
Iluka Resources Ltd.	318,979	3,082,603

Brazil 10.0%
Arezzo Industria e Comercio SA	294,100	5,680,906

Banco Bradesco SA, ADR	485,638	8,435,532

BR Malls Participacoes SA	664,100	8,763,850

Cia Hering	236,900	4,858,330

Cielo SA	124,100	3,454,192

Companhia de Bebidas Americas, ADR	229,956	9,655,852

Hypermarcas SA(a)	730,300	5,928,003

Mills Estruturas e Servicos de Engenharia SA	550,900	9,148,034

Petroleo Brasileiro SA, ADR	706,552	13,756,568

Qualicorp SA(a)	890,800	9,227,774

Raia Drogasil SA	270,700	3,050,085

Ultrapar Participacoes SA	344,100	7,779,433

Vale SA	354,600	7,322,339

Total		97,060,898

Canada 0.3%
Pacific Rubiales Energy Corp.	127,224	2,955,812

Chile 1.7%
ENTEL Chile SA	233,478	4,827,715

Inversiones La Construccion SA	131,810	2,568,856

SACI Falabella	908,439	9,357,444

Total		16,754,015

China 14.7%
Anhui Conch Cement Co., Ltd., Class H	539,500	2,015,227

Belle International Holdings Ltd.	2,057,000	4,549,210

Brilliance China Automotive Holdings Ltd.(a)	3,936,000	4,946,321

China Communications Construction Co., Ltd., Class H	9,476,000	9,330,681

China Merchants Holdings International Co., Ltd.	1,204,000	3,931,954

China Petroleum & Chemical Corp., Class H	10,492,000	12,079,171

China Shenhua Energy Co., Ltd., Class H	2,763,000	12,376,357

China Telecom Corp., Ltd., Class H	9,924,000	5,611,480

China Vanke Co., Ltd., Class B(b)(c)	4,254,732	7,366,741

CNOOC Ltd.	1,415,000	3,117,263

ENN Energy Holdings Ltd.	1,910,000	8,369,407

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial & Commercial Bank of China Ltd., Class H	24,850,000	17,936,154

KWG Property Holding Ltd.	5,531,500	4,247,376

Lenovo Group Ltd.	3,118,000	2,874,983

PetroChina Co., Ltd., ADR	10,297	1,480,503

PetroChina Co., Ltd., Class H	10,342,000	14,920,060

Tencent Holdings Ltd.	324,100	10,629,413

Want Want China Holdings Ltd.	3,622,000	5,075,892

Wumart Stores, Inc., Class H	2,422,000	5,238,662

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,773,000	6,729,120

Total		142,825,975

Hong Kong 3.0%
AAC Technologies Holdings, Inc.	630,000	2,233,866

Sa Sa International Holdings Ltd.	6,686,000	5,551,884

Sands China Ltd.	2,159,200	9,653,059

Trinity Ltd.	8,756,000	5,796,754

Wynn Macau Ltd.(a)	2,249,600	6,194,679

Total		29,430,242

India 7.1%
Asian Paints Ltd.	41,112	3,348,744

Bajaj Auto Ltd.	131,542	5,145,925

Bharat Forge Ltd.	671,000	3,109,844

Bharti Airtel Ltd.	857,994	5,001,723

Cairn India Ltd.	934,490	5,484,809

Cummins India Ltd.	432,910	4,127,028

Eicher Motors Ltd.	66,032	3,502,986

Havells India Ltd	161,885	1,894,470

HDFC Bank Ltd., ADR	162,032	6,597,943

ICICI Bank Ltd.	501,890	10,503,106

ITC Ltd.	1,106,937	5,828,960

Jubilant Foodworks Ltd.(a)	228,952	5,434,330

Tata Motors Ltd.	1,129,969	6,495,102

Titan Industries Ltd.	445,981	2,337,622

Total		68,812,592

Indonesia 6.4%
PT Ace Hardware Indonesia Tbk	50,520,000	4,321,199

PT AKR Corporindo Tbk	7,347,000	3,181,603

PT Bank Rakyat Indonesia Persero Tbk	8,677,500	6,293,393

PT Bank Tabungan Pensiunan Nasional Tbk(a)	9,343,000	5,089,572

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

PT Gudang Garam Tbk	1,519,000	8,900,392

PT Media Nusantara Citra Tbk	18,484,000	4,802,384

PT Nippon Indosari Corpindo Tbk	6,234,000	4,469,406

PT Semen Gresik Persero Tbk	6,572,500	10,856,589

PT Sumber Alfaria Trijaya Tbk	10,495,000	5,717,121

PT Tambang Batubara Bukit Asam Persero Tbk	1,878,500	2,961,529

PT Tower Bersama Infrastructure Tbk(a)	9,279,000	5,492,618

Total		62,085,806

Malaysia 0.2%
Media Prima Bhd	2,898,000	2,217,567

Mexico 4.6%
Alfa SAB de CV, Class A	3,715,200	7,898,138

Alpek SA de CV	2,833,900	7,651,309

Fomento Economico Mexicano SAB de CV, ADR	63,280	6,372,296

Grupo Financiero Banorte SAB de CV, Class O	1,406,400	9,081,656

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B(a)	825,342	13,354,033

Total		44,357,432

Panama 0.5%
Copa Holdings SA, Class A	47,130	4,687,078

Peru 1.2%
Credicorp Ltd.	81,762	11,983,039

Philippines 6.6%
Ayala Land, Inc.	11,169,000	7,219,325

BDO Unibank, Inc.(a)	4,909,921	8,723,571

Energy Development Corp.	27,112,100	4,468,364

GT Capital Holdings, Inc.	603,260	9,120,800

International Container Terminal Services, Inc.	2,613,380	4,721,305

Metropolitan Bank & Trust	3,999,000	9,956,458

Security Bank Corp.	2,176,430	8,288,637

SM Investments Corp.	285,290	6,155,847

Universal Robina Corp.	2,498,090	5,101,122

Total		63,755,429

Poland 0.7%
Eurocash SA	494,761	6,985,463

Common Stocks (continued)
Issuer	Shares	Value ($)

Russian Federation 4.8%
Magnit OJSC, GDR(d)	270,709	11,005,883

Mail.ru Group Ltd., GDR(d)	92,508	3,231,138

Mobile Telesystems OJSC, ADR	596,730	11,129,015

NovaTek OAO	533,830	6,047,348

Sberbank of Russia	4,865,756	15,168,517

Total		46,581,901

Singapore 0.5%
Hutchison Port Holdings Trust	6,116,000	4,895,057

South Africa 3.9%
AVI Ltd.	1,224,117	8,672,100

Clicks Group Ltd.	789,186	6,081,312

Discovery Holdings Ltd.	542,015	3,997,891

FirstRand Ltd.	1,711,356	6,297,377

Life Healthcare Group Holdings Ltd.	1,585,596	6,359,217

Shoprite Holdings Ltd.	284,470	6,900,993

Total		38,308,890

South Korea 12.6%
Huchems Fine Chemical Corp.	179,500	4,371,049

Hyundai Motor Co.	85,466	17,618,320

Hyundai Steel Co.	41,853	3,473,673

Iljin Display Co., Ltd.	287,900	5,972,703

LG Chem Ltd.	25,782	8,058,210

LG Display Co., Ltd.(a)	155,440	4,584,760

Samsung Electronics Co., Ltd.	40,221	57,789,527

Samsung Engineering Co., Ltd.	27,653	4,308,266

Samsung SDI Co., Ltd.	42,666	6,055,825

SK Innovation Co., Ltd.	63,831	10,561,710

Total		122,794,043

Taiwan 7.9%
Airtac International Group	799,000	4,656,328

Far EasTone Telecommunications Co., Ltd.	7,492,000	19,129,911

Foxconn Technology Co., Ltd.	1,004,850	3,174,425

Giant Manufacturing Co., Ltd.	898,000	5,169,261

Hon Hai Precision Industry Co., Ltd.	4,075,000	12,613,427

MediaTek, Inc.	571,000	6,387,823

PChome Online, Inc.	648,585	3,027,254

Taiwan Semiconductor Manufacturing Co., Ltd.	538,838	1,802,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	111

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	608,655	10,444,520
Tong Hsing Electronic Industries Ltd.	770,000	2,710,297

TPK Holding Co., Ltd.	434,000	7,771,441

Total		76,886,998

Thailand 6.9%
Advanced Information Service PCL, Foreign Registered Shares	1,523,900	10,481,084

Bangkok Bank PCL, NVDR	2,015,732	12,959,860

BEC World PCL, Foreign Registered Shares	4,064,800	9,474,112

CP ALL PCL, Foreign Registered Shares	3,517,300	5,288,901

Home Product Center PCL, Foreign Registered Shares	13,956,840	5,803,055

Kasikornbank PCL, Foreign Registered Shares	1,736,900	11,041,036

Robinson Department Store PCL, Foreign Registered Shares	2,048,000	4,478,041

Siam Cement PCL, NVDR	548,800	7,920,568

Total		67,446,657

Turkey 4.5%
Arcelik AS	1,370,309	8,987,144

Tofas Turk Otomobil Fabrikasi AS	1,603,526	9,439,479

Turk Traktor ve Ziraat Makineleri AS	224,317	7,360,126

Common Stocks (continued)
Issuer	Shares	Value ($)

Turkiye Garanti Bankasi AS	1,652,174	8,623,406

Turkiye Halk Bankasi AS	969,295	9,554,973

Total		43,965,128

Total Common Stocks
(Cost: $800,817,488)		957,872,625

Preferred Stocks 0.9%
Brazil 0.3%
Petroleo Brasileiro SA, 3.420%	340,000	3,241,417

Russian Federation 0.6%

Surgutneftegas OAO, 10.490%	7,999,720	5,224,225

Total Preferred Stocks
(Cost: $7,549,089)		8,465,642

Money Market Funds 0.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(e)(f)	3,983,066	3,983,066

Total Money Market Funds
(Cost: $3,983,066)		3,983,066

Total Investments
(Cost: $812,349,643)		970,321,333

Other Assets & Liabilities, Net		2,596,282

Net Assets		972,917,615

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $7,366,741, which represents 0.76%.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $7,366,741, representing 0.76% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
China Vanke Co., Ltd., Class B	07/20/12 - 12/19/12	5,488,383

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $14,237,021 or 1.46% of net assets.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	25,113,824	469,876,523	(491,007,281)	3,983,066	25,959	3,983,066

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	113

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	19,896,680	131,525,292	—	151,421,972

Consumer Staples	25,006,236	85,266,205	—	110,272,441

Energy	25,972,316	67,548,247	—	93,520,563

Financials	60,784,909	155,021,453	7,366,741	223,173,103

Health Care	9,227,775	6,359,217	—	15,586,992

Industrials	21,733,250	64,794,770	—	86,528,020

Information Technology	13,898,712	130,859,194	—	144,757,906

Materials	14,973,647	43,126,664	—	58,100,311

Telecommunication Services	15,956,730	45,716,816	—	61,673,546

Utilities	—	12,837,771	—	12,837,771

Preferred Stocks

Energy	3,241,416	5,224,226	—	8,465,642

Total Equity Securities	210,691,671	748,279,855	7,366,741	966,338,267

Other

Money Market Funds	3,983,066	—	—	3,983,066

Total Other	3,983,066	—	—	3,983,066

Total	214,674,737	748,279,855	7,366,741	970,321,333

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
5,817,922	—	—	(5,817,922)

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of December 31, 2011	—

Accrued discounts/premiums	—

Realized gain (loss)	3,454

Change in unrealized appreciation (depreciation)(a)	1,874,904

Sales	—

Purchases	5,488,383

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	7,366,741

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $1,874,904.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	115

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

(Percentages represent value of invstments compared to net assets)

Corporate Bonds & Notes(a) 23.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Australia 0.5%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%		161,000	171,867

Nufarm Australia Ltd.(b)
10/15/19	6.375%		55,000	57,475

Woodside Finance Ltd.(b)
11/10/14	4.500%		3,535,000	3,739,006
05/10/21	4.600%		3,140,000	3,460,833

Total				7,429,181

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		429,000	437,580

Canada 0.8%
Inmet Mining Corp.(b)
06/01/20	8.750%		250,000	273,125
06/01/21	7.500%		120,000	124,500

MEG Energy Corp.(b)
03/15/21	6.500%		480,000	505,200

Petro-Canada Senior Unsecured
05/15/18	6.050%		4,730,000	5,752,233

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%		152,000	160,170

Royal Bank of Canada Senior Unsecured
01/18/13	3.250%	EUR	2,235,000	2,954,134

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	2,100,000	3,080,825

Videotron Ltd.
07/15/22	5.000%		18,000	18,878

Total				12,869,065

China —%
Studio City Finance Ltd.(b)
12/01/20	8.500%		317,000	332,058

France 0.4%
France Telecom SA Senior Unsecured
02/21/17	4.750%	EUR	3,435,000	5,165,213

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	535,000	796,564

Total				5,961,777

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Germany 0.1%
E.ON International Finance BV
10/02/17	5.500%	EUR	1,040,000	1,639,000

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%		209,000	215,793

Total				1,854,793

Italy —%
Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%		74,000	75,036

Luxembourg 0.1%
ArcelorMittal Senior Unsecured
03/01/41	7.250%		1,410,000	1,307,775

Intelsat Jackson Holdings SA
04/01/19	7.250%		150,000	161,250

Total				1,469,025

Netherlands 1.2%
Allianz Finance II BV
11/23/16	4.000%	EUR	750,000	1,111,201

BMW Finance NV
09/19/13	8.875%	EUR	1,950,000	2,727,592

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	2,300,000	2,500,963

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	3,755,000	5,263,644

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	3,125,000	4,721,893

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%		1,587,000	1,860,757
04/15/24	5.750%		276,000	324,300

NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%		100,000	116,500

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%		550,000	618,750

Total				19,245,600

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Supra-National 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	2,300,000	2,478,485

United Kingdom 0.6%
British Sky Broadcasting Group PLC(b)
11/26/22	3.125%		4,160,000	4,145,523

Intelsat Jackson Holdings SA Senior Unsecured(b)
10/15/20	7.250%		1,264,000	1,371,440

SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%		3,565,000	4,431,079

Total				9,948,042

United States 19.2%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%		400,000	408,000

AES Corp. Senior Unsecured
07/01/21	7.375%		266,000	295,260

AMC Entertainment, Inc.
06/01/19	8.750%		176,000	194,920

AMC Networks, Inc.
07/15/21	7.750%		620,000	708,350

AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%		225,000	270,000

AT&T, Inc.
Senior Unsecured
02/15/39	6.550%		2,115,000	2,779,349
09/01/40	5.350%		2,490,000	2,899,725

AT&T, Inc.(b)
Senior Unsecured
06/15/45	4.350%		1,575,000	1,579,524

Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%		285,000	289,275

Actuant Corp.
06/15/22	5.625%		239,000	247,365

Aetna, Inc. Senior Unsecured
11/15/22	2.750%		1,355,000	1,343,844

Alliance Data Systems Corp.(b)
12/01/17	5.250%		143,000	145,145
04/01/20	6.375%		216,000	226,800

Ally Financial, Inc.
02/15/17	5.500%		177,000	189,348
09/15/20	7.500%		920,000	1,110,900

Alpha Natural Resources, Inc.
04/15/18	9.750%		284,000	306,720
06/01/19	6.000%		142,000	131,705

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Amkor Technology, Inc.
05/01/18	7.375%	952,000	985,320
Senior Unsecured
06/01/21	6.625%	587,000	585,532

Amsurg Corp.(b)
11/30/20	5.625%	94,000	97,760

Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,245,000	1,433,158

Anixter, Inc.
05/01/19	5.625%	122,000	128,405

Antero Resources Finance Corp.
12/01/17	9.375%	29,000	31,828
08/01/19	7.250%	104,000	113,360

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	2,137,000	2,461,397

Arch Coal, Inc.
06/15/21	7.250%	185,000	170,663

Arch Coal, Inc.(b)
06/15/19	9.875%	118,000	122,720

Ashland, Inc.(b)
08/15/22	4.750%	145,000	150,800

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	54,000	58,320

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	989,000	1,063,175

AutoNation, Inc.
02/01/20	5.500%	115,000	123,338

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	145,000	167,475

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	545,000	577,700

Ball Corp.
09/15/20	6.750%	538,000	593,145
03/15/22	5.000%	78,000	83,460

Bank of America Corp. Senior Unsecured
05/13/21	5.000%	4,425,000	5,051,810

Biomet, Inc.(b)
08/01/20	6.500%	360,000	382,500

Bristow Group, Inc.
10/15/22	6.250%	105,000	112,350

Brocade Communications Systems, Inc.
Senior Secured
01/15/18	6.625%	525,000	542,062
01/15/20	6.875%	480,000	517,200

Burlington Northern Santa Fe LLC Senior Unsecured
06/01/41	5.400%	2,755,000	3,262,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	117

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	257,000	280,772
09/30/22	5.250%	420,000	425,250

CHS/Community Health Systems, Inc.
11/15/19	8.000%	183,000	198,098
07/15/20	7.125%	77,000	82,198
Senior Secured
08/15/18	5.125%	254,000	264,795

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	167,000	178,690
05/15/20	5.375%	191,000	208,667
08/15/22	5.000%	101,000	107,698

CIT Group, Inc.(b)
Senior Unsecured
02/15/19	5.500%	521,000	565,285

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	1,880,000	2,129,625

CNH Capital LLC
11/01/16	6.250%	272,000	299,880

CONSOL Energy, Inc.
03/01/21	6.375%	150,000	153,750

CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	496,000	549,940

CSX Corp.
Senior Unsecured
03/15/18	6.250%	8,614,000	10,500,767
03/15/44	4.100%	200,000	197,428

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	275,000	303,875

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	2,360,000	2,678,355

Cardtronics, Inc.
09/01/18	8.250%	550,000	610,500

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	258,000	278,640

Case New Holland, Inc.
12/01/17	7.875%	541,000	639,732

Celanese U.S. Holdings LLC
06/15/21	5.875%	291,000	325,920

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	299,000	311,334

Chesapeake Energy Corp.
08/15/20	6.625%	250,000	269,062
02/15/21	6.125%	620,000	643,250

Choice Hotels International, Inc.
07/01/22	5.750%	85,000	94,138

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%		120,000	130,800

Cimarex Energy Co.
05/01/22	5.875%		441,000	482,895

Cinemark USA, Inc.(b)
12/15/22	5.125%		84,000	85,050

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	1,905,000	2,951,246

Clean Harbors, Inc.
08/01/20	5.250%		176,000	183,480

Clean Harbors, Inc.(b)
06/01/21	5.125%		461,000	478,287

Clear Channel Worldwide Holdings, Inc.(b)
11/15/22	6.500%		139,000	142,823
11/15/22	6.500%		376,000	390,100

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		2,450,000	3,263,101

Clorox Co. (The)
Senior Unsecured
03/01/13	5.000%		55,000	55,396
09/15/22	3.050%		1,625,000	1,675,442

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		2,231,000	2,585,343

Columbus McKinnon Corp.
02/01/19	7.875%		161,000	172,673

Comcast Corp.
08/15/37	6.950%		565,000	766,177

Comstock Resources, Inc.
06/15/20	9.500%		402,000	432,150

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%		3,945,000	3,962,520

Concho Resources, Inc.
01/15/21	7.000%		274,000	305,510
01/15/22	6.500%		271,000	298,100

Continental Resources, Inc.
10/01/20	7.375%		60,000	67,800
04/01/21	7.125%		118,000	133,045
09/15/22	5.000%		929,000	1,000,997

Cott Beverages, Inc.
09/01/18	8.125%		99,000	109,395

Crown Americas LLC/Capital Corp. III
02/01/21	6.250%		610,000	668,712

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%		46,000	49,220

CyrusOne LLP./Finance Corp.(b)
11/15/22	6.375%		161,000	167,843

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DISH DBS Corp.
06/01/21	6.750%	731,000	833,340
07/15/22	5.875%	106,000	113,950

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	190,000	200,213

Delphi Corp.
05/15/21	6.125%	45,000	49,950

Dollar General Corp.
07/15/17	4.125%	509,000	534,450

Dow Chemical Co. (The) Senior Unsecured
11/15/22	3.000%	3,700,000	3,691,764

Duke Energy Carolinas LLC 1st Mortgage
12/15/41	4.250%	855,000	895,359

Duke Energy Corp.
Senior Unsecured
06/15/18	6.250%	1,460,000	1,785,963
09/15/19	5.050%	4,240,000	4,918,341
08/15/22	3.050%	220,000	223,934

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	194,000	198,850

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(b)
12/15/17	8.125%	116,000	114,985

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	37,000	39,220
Senior Secured
05/01/19	6.875%	292,000	318,280

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	162,000	182,655

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%	2,855,000	3,163,009

El Paso LLC
09/15/20	6.500%	972,000	1,098,360
01/15/32	7.750%	25,000	29,375

Embarq Corp. Senior Unsecured
06/01/36	7.995%	5,960,000	6,582,945

Enterprise Products Operating LLC
02/15/42	5.700%	2,295,000	2,687,812

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	420,000	466,200

FTI Consulting, Inc.(b)
11/15/22	6.000%	115,000	119,025

First Data Corp. Senior Secured(b)
06/15/19	7.375%	601,000	623,537

Florida Power Corp. 1st Mortgage
06/15/18	5.650%	380,000	459,659

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%		24,000	26,040

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%		63,000	70,403
02/15/21	5.750%		470,000	505,250

Frontier Communications Corp.
Senior Unsecured
04/15/20	8.500%		62,000	71,300
04/15/22	8.750%		174,000	201,840
01/15/23	7.125%		220,000	233,200

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%		12,245,000	13,971,986

General Electric Co. Senior Unsecured
10/09/42	4.125%		410,000	421,746

Goldman Sachs Group, Inc. (The)
Senior Unsecured
05/02/18	6.375%	EUR	1,125,000	1,788,255
06/15/20	6.000%		2,515,000	2,988,353
01/24/22	5.750%		2,985,000	3,528,903

Graphic Packaging International, Inc.
10/01/18	7.875%		98,000	108,045

H&E Equipment Services, Inc.(b)
09/01/22	7.000%		80,000	85,200

HCA, Inc.
Senior Secured
02/15/20	6.500%		888,000	999,000
05/01/23	4.750%		18,000	18,315

Health Management Associates, Inc.
01/15/20	7.375%		260,000	280,800

Hertz Corp. (The)
01/15/21	7.375%		313,000	344,300

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		296,000	316,720

Hologic, Inc.(b)
08/01/20	6.250%		41,000	44,178

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%		439,000	483,997

Huntington Ingalls Industries, Inc.
03/15/18	6.875%		150,000	163,125
03/15/21	7.125%		350,000	380,625

Huntsman International LLC(b)
11/15/20	4.875%		83,000	83,934

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%		126,000	131,985

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%		2,843,000	3,453,099

Interface, Inc.
12/01/18	7.625%		129,000	138,514

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	119

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Interline Brands, Inc.
11/15/18	7.500%	550,000	594,000

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	511,000	609,367

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	203,000	212,642

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	450,000	499,500

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	281,000	293,645

JPMorgan Chase & Co.
Senior Unsecured
08/15/21	4.350%	1,045,000	1,168,558
09/23/22	3.250%	1,390,000	1,431,396

KB Home
03/15/20	8.000%	76,000	86,260
09/15/22	7.500%	68,000	74,375

Kansas Gas & Electric Co. 1st Mortgage(b)
06/15/19	6.700%	1,000,000	1,272,932

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	4,000,000	4,528,334

Kraft Foods Group, Inc.(b)
Senior Unsecured
08/23/18	6.125%	705,000	865,582
02/10/20	5.375%	120,000	145,254
06/04/42	5.000%	1,530,000	1,720,483

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	202,000	221,695

L-3 Communications Corp.
11/15/16	3.950%	3,150,000	3,405,988

Lamar Media Corp.
02/01/22	5.875%	380,000	412,300

Laredo Petroleum, Inc.
05/01/22	7.375%	139,000	150,815

Lear Corp.
03/15/18	7.875%	416,000	453,440

Lender Processing Services, Inc.
04/15/23	5.750%	140,000	145,250

Level 3 Financing, Inc.
04/01/19	9.375%	222,000	248,085

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	178,000	191,350

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	2,205,000	2,403,201

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Limited Brands, Inc.
04/01/21	6.625%		604,000	691,580

MGM Resorts International
12/15/21	6.625%		104,000	104,000

MGM Resorts International(b)
10/01/20	6.750%		28,000	28,595

Manitowoc Co., Inc. (The)
11/01/20	8.500%		175,000	196,438

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%		1,255,000	1,590,155

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%		645,000	708,694
02/15/23	5.500%		233,000	252,805

McKesson Corp. Senior Unsecured
12/15/22	2.700%		970,000	970,319

Meritage Homes Corp.
04/01/22	7.000%		152,000	165,300

Morgan Stanley
Senior Unsecured
10/02/17	5.500%	EUR	2,475,000	3,722,255
07/28/21	5.500%		6,190,000	7,027,965

NBCUniversal Media LLC
Senior Unsecured
01/15/23	2.875%		2,445,000	2,455,403
01/15/43	4.450%		705,000	713,909

National CineMedia LLC
Senior Secured
04/15/22	6.000%		403,000	427,180
Senior Unsecured
07/15/21	7.875%		346,000	383,195

Nevada Power Co.
05/15/18	6.500%		1,200,000	1,496,587
08/01/18	6.500%		1,001,000	1,260,601

News America, Inc.(b)
09/15/22	3.000%		10,665,000	10,713,003

NiSource Finance Corp.
09/15/17	5.250%		7,707,000	8,889,362
09/15/20	5.450%		2,358,000	2,770,881

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%		315,000	313,425

Northwest Pipeline GP
Senior Unsecured
06/15/16	7.000%		2,515,000	2,975,939
04/15/17	5.950%		1,105,000	1,287,302

Nuance Communications, Inc.(b)
08/15/20	5.375%		338,000	353,210

Oasis Petroleum, Inc.
01/15/23	6.875%		305,000	327,112

Oil States International, Inc.(b)
01/15/23	5.125%		111,000	112,526

Omnicare, Inc.
06/01/20	7.750%		385,000	427,350

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oncor Electric Delivery Co. LLC
Senior Secured
12/01/41	4.550%	245,000	247,995
06/01/42	5.300%	245,000	280,108

Oshkosh Corp.
03/01/17	8.250%	247,000	271,082
03/01/20	8.500%	148,000	163,910

PVH Corp. Senior Unsecured
12/15/22	4.500%	111,000	112,110

Pacific Gas & Electric Co. Senior Unsecured
10/01/20	3.500%	1,035,000	1,134,477

Peabody Energy Corp.
11/15/18	6.000%	721,000	766,062

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	140,000	159,600

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	69,000	71,070

Phillips 66(b)
05/01/17	2.950%	555,000	588,210

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	394,000	432,415

Plains Exploration & Production Co.
11/15/20	6.500%	384,000	425,280
02/15/23	6.875%	724,000	827,170

Polypore International, Inc.
11/15/17	7.500%	440,000	479,600

Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	5,315,000	6,094,811

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	360,000	410,370

QEP Resources, Inc.
Senior Unsecured
03/01/21	6.875%	505,000	582,012
10/01/22	5.375%	113,000	121,475

QVC, Inc. Senior Secured(b)
07/02/22	5.125%	43,000	45,072

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	423,000	430,402

Range Resources Corp.
05/15/19	8.000%	255,000	282,412

Raytheon Co. Senior Unsecured
12/15/22	2.500%	4,200,000	4,142,972

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	3,555,000	3,497,529

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	724,000	792,780

Reynolds Group Issuer, Inc./LLC
Senior Secured
08/15/19	7.875%	441,000	490,612

Reynolds Group Issuer, Inc./LLC(b)
Senior Secured
10/15/20	5.750%	298,000	307,685

Rockwood Specialties Group, Inc.
10/15/20	4.625%	100,000	103,500

SBA Telecommunications, Inc.
08/15/19	8.250%	156,000	174,330

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	231,000	245,437

SM Energy Co. Senior Unsecured
11/15/21	6.500%	406,000	434,420

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	442,000	471,835

STHI Holding Corp. Secured(b)
03/15/18	8.000%	164,000	177,530

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	128,000	141,440
06/01/22	5.750%	26,000	28,210

Sealed Air Corp.(b)
09/15/21	8.375%	77,000	87,973
Senior Unsecured
12/01/20	6.500%	102,000	110,160

Seneca Gaming Corp.(b)
12/01/18	8.250%	117,000	123,435

Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	126,000	132,300

Sierra Pacific Power Co.
05/15/16	6.000%	8,251,000	9,549,072

Sonic Automotive, Inc.(b)
07/15/22	7.000%	58,000	63,510

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	11,898,000	13,980,436

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	446,000	453,805

Spectrum Brands Escrow Corp.(b)
Senior Unsecured
11/15/20	6.375%	295,000	309,750
11/15/22	6.625%	89,000	95,453

Spectrum Brands, Inc.
Senior Secured
06/15/18	9.500%	314,000	356,390

Spectrum Brands, Inc.(b)
03/15/20	6.750%	120,000	128,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	121

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sprint Nextel Corp.
Senior Unsecured
11/15/22	6.000%	52,000	53,430

Sprint Nextel Corp.(b)
11/15/18	9.000%	1,000,000	1,235,000

Starz LLC/Finance Corp. Senior Unsecured(b)
09/15/19	5.000%	85,000	87,125

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	513,000	566,865

Tampa Electric Co. Senior Unsecured
06/15/42	4.100%	1,020,000	1,069,473

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	638,000	676,280

Tempur-Pedic International, Inc.(b)
12/15/20	6.875%	28,000	28,805

Tenet Healthcare Corp. Senior Secured(b)
06/01/20	4.750%	190,000	192,850

Terex Corp.
04/01/20	6.500%	101,000	107,060

Tesoro Logistics LP/Finance Corp. Senior Unsecured(b)
10/01/20	5.875%	143,000	148,363

Time Warner Cable, Inc.
07/01/18	6.750%	3,375,000	4,215,993
02/01/20	5.000%	3,570,000	4,158,092

Time Warner, Inc.
03/29/41	6.250%	575,000	709,956

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	5,225,000	6,516,050

Tomkins LLC/Inc. Secured
10/01/18	9.000%	184,000	206,080

TransDigm, Inc.(b)
10/15/20	5.500%	166,000	172,640

Transcontinental Gas Pipe Line Co. LLC
Senior Unsecured
04/15/16	6.400%	6,860,000	7,940,937
06/15/18	6.050%	1,106,000	1,354,369
08/01/42	4.450%	2,190,000	2,254,283

United Rentals North America, Inc.
06/15/23	6.125%	21,000	22,155

United Rentals North America, Inc.(b)
05/15/20	7.375%	261,000	285,795
04/15/22	7.625%	653,000	729,727
Secured
07/15/18	5.750%	316,000	340,490

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	483,000	506,783

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%		68,000	71,655

Univision Communications, Inc.(b)
Senior Secured
05/15/19	6.875%		224,000	232,960
09/15/22	6.750%		101,000	104,283

VPI Escrow Corp.(b)
10/15/20	6.375%		171,000	183,398

Vail Resorts, Inc.
05/01/19	6.500%		316,000	340,095

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%		34,000	36,465

Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%		850,000	840,448

Verizon New York, Inc.
04/01/32	7.375%		644,000	853,274

Visteon Corp.
04/15/19	6.750%		459,000	488,835

Vivint, Inc. Senior Secured(b)
12/01/19	6.375%		417,000	413,351

Waste Management, Inc.
06/30/20	4.750%		4,520,000	5,162,446

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	1,150,000	1,702,144

Whiting Petroleum Corp.
10/01/18	6.500%		29,000	31,175

Windstream Corp.
03/15/19	7.000%		90,000	92,025
10/15/20	7.750%		490,000	529,200

Yum! Brands, Inc. Senior Unsecured
09/15/19	5.300%		3,235,000	3,780,473

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%		724,000	805,450

tw telecom holdings, Inc.(b)
10/01/22	5.375%		90,000	94,275

tw telecom holdings, inc.
03/01/18	8.000%		396,000	433,620

Total				306,566,490

Total Corporate Bonds & Notes
(Cost: $336,584,152)				368,667,132

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 6.0%
Federal Home Loan Mortgage Corp.(c)
04/01/42-05/01/42	3.500%	33,565,933	36,261,751
05/01/18	4.500%	105,298	112,593
10/01/18-11/01/33	5.000%	592,896	654,691
04/01/33	6.000%	290,274	322,785
09/01/17-08/01/33	6.500%	70,060	78,443

Federal National Mortgage Association(c)
06/01/27	2.500%	14,987,006	15,746,953
08/01/18-09/01/40	4.500%	2,061,067	2,263,256
12/01/18-02/01/36	5.000%	5,311,314	5,796,525
02/01/18-01/01/36	5.500%	10,047,581	11,075,767
07/01/17-01/01/36	6.000%	7,516,026	8,549,202
04/01/17-11/01/33	6.500%	2,679,765	3,036,741
06/01/32-07/01/36	7.000%	1,243,285	1,438,857
05/01/32-11/01/32	7.500%	184,115	225,934

Federal National Mortgage Association(c)(d)
01/01/41	4.000%	8,908,614	9,559,466

Government National Mortgage Association(c)
10/15/33	5.500%	289,242	335,835

Total			95,458,799

Total Residential Mortgage-Backed Securities — Agency
(Cost: $90,037,156)			95,458,799

Residential Mortgage-Backed Securities — Non-Agency 0.3%
United States 0.3%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(c)(e)
04/19/34	4.636%	846,695	828,946

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-14 Class 2A1(c)
12/25/35	5.500%	3,883,173	3,978,439

Total			4,807,385

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $4,462,103)			4,807,385

Commercial Mortgage-Backed Securities — Agency —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States —%
Federal National Mortgage Association(c)
09/01/13	5.720%	215,692	219,810

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $216,378)			219,810

Commercial Mortgage-Backed Securities — Non-Agency 1.9%
United States 1.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(c)
12/11/49	5.322%	1,300,000	1,495,242

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(c)
05/15/36	3.819%	49,890	50,746

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(c)(e)
06/10/48	4.772%	500,000	539,183

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(c)(e)
05/12/35	5.254%	414,616	438,177

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(c)
03/10/39	5.444%	3,525,000	4,059,817

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)
Series 2011-C3 Class A4
02/15/46	4.717%	2,600,000	3,040,489

JPMorgan Chase Commercial Mortgage Securities Corp.(c)
Series 2003-LN1 Class A1
10/15/37	4.134%	258,016	259,653
Series 2005-LDP2 Class A3
07/15/42	4.697%	935,755	939,040

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(e)
Series 2005-LDP3 Class ASB
08/15/42	4.893%	1,809,476	1,895,417
Series 2006-LDP6 Class ASB
04/15/43	5.490%	1,557,537	1,641,108
Series 2006-LDP7 Class ASB
04/15/45	5.871%	1,670,217	1,780,329

LB-UBS Commercial Mortgage Trust(c)
Series 2004-C2 Class A3
03/15/29	3.973%	204,245	206,836

LB-UBS Commercial Mortgage Trust(c)(e)
Series 2007-C7 Class A3
09/15/45	5.866%	1,475,000	1,769,806

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(e)
09/15/47	5.033%	2,400,000	2,888,057

Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(e)
08/15/45	5.789%	1,800,000	2,100,114

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	123

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

S2 Hospitality LLC Series 2012-LV1 Class A(b)(c)
04/15/25	4.500%		1,577,634	1,579,982

Wachovia Bank Commercial Mortgage Trust(c)
Series 2004-C10 Class A4
02/15/41	4.748%		254,135	263,079
Series 2006-C27 Class APB
07/15/45	5.727%		395,046	394,576
Series 2006-C29 Class A4
11/15/48	5.308%		2,702,500	3,107,699

Wachovia Bank Commercial Mortgage Trust(c)(e)
Series 2006-C24 Class A3
03/15/45	5.558%		2,500,000	2,830,873

Total				31,280,223

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $27,832,922)				31,280,223

Asset-Backed Securities — Non-Agency(a) 0.4%
Denmark 0.1%
Nykredit Realkredit A/S Mortgage
04/01/28	5.000%	DKK	9,768,443	1,850,583

United States 0.3%
GTP Towers Issuer LLC(b)
02/15/15	4.436%		1,600,000	1,665,877

Hertz Vehicle Financing LLC Series 2009-2A Class A1(b)
03/25/14	4.260%		2,550,000	2,562,802

Total				4,228,679

Total Asset-Backed Securities — Non-Agency
(Cost: $6,043,453)				6,079,262

Inflation-Indexed Bonds(a) 0.9%
Japan 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	1,094,704,000	13,937,306

Total Inflation-Indexed Bonds
(Cost: $10,165,752)				13,937,306

U.S. Treasury Obligations 4.1%
United States 4.1%
U.S. Treasury
03/15/14	1.250%		935,000	946,541
03/31/17	1.000%		28,655,000	29,167,667
02/15/22	2.000%		2,500,000	2,585,352

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
08/15/22	1.625%		1,910,000	1,897,467

11/15/41	3.125%		24,470,000	25,613,214
05/15/42	3.000%		3,715,000	3,784,656
08/15/42	2.750%		1,640,000	1,583,625

Total				65,578,522

Total U.S. Treasury Obligations
(Cost: $63,651,607)				65,578,522

Foreign Government Obligations(a) 51.8%
Argentina 0.3%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		300,000	273,000

Argentina Bonar Bonds
Senior Unsecured
09/12/13	7.000%		2,322,000	2,345,220
04/17/17	7.000%		1,815,000	1,533,675

Total				4,151,895

Belgium 0.5%
Belgium Government Bond
03/28/14	4.000%	EUR	5,550,000	7,675,164

Brazil 2.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/16/18	6.369%		1,165,000	1,380,525

Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	26,909,000	13,138,820
Senior Notes
01/01/17	10.000%	BRL	27,636,000	14,225,798

Brazilian Government International Bond
01/05/16	12.500%	BRL	2,400,000	1,444,689
01/15/18	8.000%		828,056	961,579
Senior Unsecured
01/07/41	5.625%		1,830,000	2,397,300

Petrobras International Finance Co.
01/27/21	5.375%		1,170,000	1,314,612

Total				34,863,323

Canada 6.0%
Bank of Montreal(b)
10/31/14	1.300%		4,715,000	4,786,587
01/30/17	1.950%		4,800,000	4,999,680

Bank of Nova Scotia(b)
01/30/17	1.950%		18,000,000	18,748,800

Canadian Government Bond
06/01/18	4.250%	CAD	1,100,000	1,267,306
06/01/19	3.750%	CAD	6,585,000	7,505,060

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

National Bank of Canada(b)
10/19/16	2.200%		6,040,000	6,356,496

Province of British Columbia
06/18/14	5.300%	CAD	6,140,000	6,533,634

Province of Ontario
03/08/14	5.000%	CAD	10,866,000	11,402,691
Senior Unsecured
05/26/15	0.950%		7,525,000	7,621,704

Province of Quebec
12/01/17	4.500%	CAD	11,100,000	12,485,965

Toronto-Dominion Bank (The)(b)
09/14/16	1.625%		6,886,000	7,101,532
03/13/17	1.500%		6,400,000	6,553,619

Total				95,363,074

Colombia 0.5%
Colombia Government International Bond
Senior Unsecured
09/18/37	7.375%		1,350,000	2,096,550
01/18/41	6.125%		1,665,000	2,271,163

Corporación Andina de Fomento
06/15/22	4.375%		3,348,000	3,625,091

Ecopetrol SA Senior Unsecured
07/23/19	7.625%		455,000	588,087

Total				8,580,891

Czech Republic 0.1%
Czech Republic Government Bond
06/16/13	3.700%	CZK	42,800,000	2,287,258

Denmark 0.2%
Nordea Kredit Realkreditaktieselsk
01/01/13	2.000%	DKK	14,380,000	2,544,158

El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(b)
01/24/23	7.750%		760,000	902,500

Finland 0.8%
Finland Government Bond Senior Unsecured
04/15/21	3.500%	EUR	8,540,000	13,211,094

France 3.0%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		3,900,000	4,044,698

Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR	1,450,000	2,253,957

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

France Government Bond OAT
10/25/16	5.000%	EUR	8,070,000	12,493,319
10/25/17	4.250%	EUR	8,360,000	12,887,530
10/25/19	3.750%	EUR	6,070,000	9,322,641
10/25/21	3.250%	EUR	3,500,000	5,177,968

French Treasury Note BTAN
01/12/14	2.500%	EUR	1,900,000	2,570,674

Total				48,750,787

Germany 6.9%
Bayerische Landesbank Senior Unsecured
04/22/13	1.400%	JPY	576,000,000	6,666,834

Bundesrepublik Deutschland
07/04/14	4.250%	EUR	10,000,000	14,040,092
01/04/15	3.750%	EUR	5,250,000	7,451,558
07/04/19	3.500%	EUR	7,880,000	12,285,808
07/04/27	6.500%	EUR	12,440,000	26,427,110
07/04/28	4.750%	EUR	6,270,000	11,450,684
07/04/34	4.750%	EUR	12,475,000	24,127,356
07/04/44	2.500%	EUR	5,000,000	7,112,891

Total				109,562,333

Greece —%
Hellenic Republic Government Bond Senior Unsecured(e)(f)
10/15/42	0.000%	EUR	2,639,700	23,704

Indonesia 1.8%
Indonesia Government International Bond(b)
Senior Unsecured
01/17/18	6.875%		1,880,000	2,295,950
03/13/20	5.875%		300,000	361,500
05/05/21	4.875%		1,100,000	1,263,296
02/17/37	6.625%		400,000	537,000
01/17/38	7.750%		610,000	919,575

Indonesia Treasury Bond
Senior Unsecured
05/15/16	10.750%	IDR	32,410,000,000	3,989,055
11/15/20	11.000%	IDR	70,820,000,000	10,116,469
07/15/22	10.250%	IDR	62,417,000,000	8,801,292

Total				28,284,137

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	191	312

Japan 8.4%
Japan Government 10-Year Bond Senior Unsecured
09/20/17	1.700%	JPY	2,628,000,000	32,509,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	125

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Japan Government 20-Year Bond
Senior Unsecured
03/20/20	2.400%	JPY	800,000,000	10,512,684
12/20/22	1.400%	JPY	2,656,000,000	32,493,118

12/20/26	2.100%	JPY	2,343,000,000	30,049,871
09/20/29	2.100%	JPY	995,000,000	12,455,778

Japan Government 30-Year Bond
Senior Unsecured
12/20/34	2.400%	JPY	909,000,000	11,579,454
03/20/39	2.300%	JPY	380,000,000	4,743,322

Total				134,343,954

Kazakhstan 0.1%
KazMunaiGaz Finance Sub BV(b)
07/02/18	9.125%		750,000	991,875

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
09/14/17	5.125%		2,205,000	2,485,691

Malaysia 0.6%
Petronas Capital Ltd.(b)
08/12/19	5.250%		6,025,000	7,181,170

Wakala Global Sukuk Bhd(b)
07/06/16	2.991%		2,075,000	2,169,400

Total				9,350,570

Mexico 1.7%
Mexican Bonos
12/19/13	8.000%	MXN	10,991,000	8,776,211
12/17/15	8.000%	MXN	17,168,000	14,396,294

Mexican Government International Bond Senior Unsecured
09/27/34	6.750%		315,000	453,600

Pemex Project Funding Master Trust
03/01/18	5.750%		1,513,000	1,766,428

Petroleos Mexicanos
05/03/19	8.000%		100,000	130,750
01/24/22	4.875%		1,300,000	1,467,050

Total				26,990,333

Netherlands 4.9%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		6,370,000	6,473,831

Netherlands Government Bond(b)
07/15/13	4.250%	EUR	8,741,000	11,792,488
07/15/16	4.000%	EUR	12,100,000	18,089,277
07/15/20	3.500%	EUR	27,700,000	42,813,495

Total				79,169,091

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

New Zealand 0.9%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	15,420,000	14,069,258

Norway 1.1%
Norway Government Bond
05/22/19	4.500%	NOK	87,550,000	18,367,187

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		600,000	869,400

Philippines 0.4%
Philippine Government International Bond
Senior Unsecured
01/14/31	7.750%		1,645,000	2,525,075
10/23/34	6.375%		300,000	421,500

Power Sector Assets & Liabilities Management Corp.(b)
Government Guaranteed
05/27/19	7.250%		2,000,000	2,567,500
12/02/24	7.390%		200,000	278,779

Total				5,792,854

Poland 2.2%
Poland Government Bond
04/25/13	5.250%	PLN	23,790,000	7,731,260
10/24/13	5.000%	PLN	24,000,000	7,871,076
10/25/17	5.250%	PLN	57,170,000	20,134,686

Total				35,737,022

Qatar 0.3%
Qatar Government International Bond(b)
Senior Unsecured
04/09/19	6.550%		1,100,000	1,377,541
01/20/40	6.400%		200,000	279,640

Qatari Diar Finance QSC Government Guaranteed(b)
07/21/20	5.000%		1,800,000	2,101,500

Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b)
09/30/14	5.500%		890,000	957,236

Total				4,715,917

Russian Federation 0.6%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
03/05/14	5.670%		470,000	491,268

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Gazprom OAO Via Gaz Capital SA(b)
Senior Unsecured
11/22/16	6.212%		600,000	672,000
03/07/22	6.510%		2,000,000	2,385,000
08/16/37	7.288%		570,000	742,311

Russian Foreign Bond — Eurobond Senior Unsecured(b)(e)
03/31/30	7.500%		4,444,625	5,708,676

Total				9,999,255

South Africa 0.4%
South Africa Government Bond Senior Unsecured
12/21/14	8.750%	ZAR	52,890,000	6,666,748

South Korea 0.6%
Export-Import Bank of Korea
Senior Unsecured
01/21/14	8.125%		3,430,000	3,678,978
01/14/15	5.875%		1,820,000	1,990,162
04/11/22	5.000%		3,300,000	3,817,321

Total				9,486,461

Sweden 1.3%
Nordea Hypotek AB
06/19/13	4.250%	SEK	44,400,000	6,926,070

Sweden Government Bond
08/12/17	3.750%	SEK	39,250,000	6,781,390
06/01/22	3.500%	SEK	35,400,000	6,372,865

Total				20,080,325

Turkey 0.2%
Turkey Government International Bond
Senior Unsecured
11/07/19	7.500%		225,000	290,531
06/05/20	7.000%		1,330,000	1,695,750
03/30/21	5.625%		500,000	593,750
03/17/36	6.875%		1,010,000	1,363,500

Total				3,943,531

United Kingdom 4.8%
United Kingdom Gilt
09/07/16	4.000%	GBP	7,180,000	13,129,542
03/07/19	4.500%	GBP	5,070,000	9,910,579
09/07/21	3.750%	GBP	1,200,000	2,289,500
03/07/25	5.000%	GBP	2,955,000	6,336,281
12/07/27	4.250%	GBP	5,500,000	11,079,553
03/07/36	4.250%	GBP	4,080,000	8,115,422
12/07/38	4.750%	GBP	5,000,000	10,712,597
12/07/40	4.250%	GBP	4,200,000	8,326,410
12/07/49	4.250%	GBP	3,520,000	7,025,671

Total				76,925,555

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,500,000	2,316,000

Venezuela 0.6%
Petroleos de Venezuela SA
04/12/17	5.250%	2,890,000	2,521,525
11/02/17	8.500%	510,000	503,625
Senior Unsecured
10/28/15	5.000%	1,500,000	1,376,250

Venezuela Government International Bond
Senior Unsecured
02/26/16	5.750%	1,650,000	1,571,625
05/07/23	9.000%	3,484,000	3,379,480

Total			9,352,505

Total Foreign Government Obligations
(Cost: $746,588,852)			827,854,162

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(e)(g)
10/18/17	5.250%	423,000	426,172

FMG Resources August 2006 Proprietary Ltd Term Loan(e)(g)(h)
10/18/17	5.250%	85,725	86,368

Total			512,540

Germany —%
Schaeffler AG Tranche B2 Term Loan(e)(g)
01/27/17	6.000%	189,000	191,009

Luxembourg —%
Silver II Borrower SCA Term Loan(e)(g)(h)
12/13/19	5.000%	35,000	35,306

United States 0.2%
Alliant Holdings I, Inc. Term Loan(e)(g)(h)
12/07/19	5.000%	77,000	77,077

Ancestry.com Term Loan(e)(g)(h)
12/18/18	7.000%	340,000	327,464

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	127

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Asurion LLC 1st Lien Term Loan(e)(g)
05/24/18	5.500%	31,000	31,287

Blue Coat Systems Term Loan(e)(g)
02/15/18	5.750%	92,768	93,290

CPM Acquisition Corp. 1st Lien Term Loan(e)(g)
08/29/17	6.250%	466,000	468,330

ConvaTec, Inc. Term Loan(e)(g)
12/22/16	5.000%	35,000	35,379

Cumulus Media Holdings, Inc. 2nd Lien Term Loan(e)(g)
09/16/19	7.500%	126,021	129,644

Lonestar Intermediate Super Holdings LLC Term Loan(e)(g)
09/02/19	11.000%	618,000	655,080

New Breed, Inc. Term Loan(e)(g)
10/01/19	6.000%	535,000	528,313

PQ Corp. Tranche B Term Loan(e)(g)
04/15/17	5.250%	283,000	284,375

Serta Simmons Holdings LLC Term Loan(e)(g)
10/01/19	5.000%	405,000	405,336

Spectrum Brands, Inc. Term Loan(e)(g)(h)
12/17/19	4.500%	32,000	32,290

United Surgical Partners International, Inc. Tranche B Term Loan(e)(g)(h)
04/03/19	5.059%	45,000	45,262

Senior Loans (continued)
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
West Corp. Tranche B6 Term Loan(e)(g)
06/30/18	5.750%		209,945	212,935

WideOpenWest Finance LLC Term Loan(e)(g)
07/17/18	6.250%		82,585	83,430

Total				3,409,492

Total Senior Loans
(Cost: $4,045,649)				4,148,347

Treasury Bills(a) 1.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Australia 1.2%
Australia Treasury Bills
02/08/13	2.960%	AUD	18,000,000	18,633,242

Total Treasury Bills
(Cost: $18,590,469)				18,633,242

Money Market Funds 7.7%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(i)(j)			123,146,933	123,146,933

Total Money Market Funds
(Cost: $123,146,933)				123,146,933

Total Investments
(Cost: $1,431,365,426)				1,559,811,123

Other Assets & Liabilities, Net				38,077,034

Net Assets				1,597,888,157

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $6,039,787 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australian Government Bond, 10-year	(943)	(94,743,212)	March 2013	—	(154,332)

United Kingdom Long Gilt	629	121,509,959	March 2013	404,812	—

U.S. Treasury Note, 5-year	(81)	(10,077,539)	April 2013	3,071	—

U.S. Treasury Note, 10-year	(840)	(111,536,250)	March 2013	366,240	—

Total				774,123	(154,332)

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	January 7, 2013	9,409,204		5,902,000		178,189	—
		(USD	)	(GBP	)

Citigroup Global Markets Inc.	January 11, 2013	39,005,000		18,468,277		—	(560,414)
		(BRL	)	(USD	)

State Street Bank & Trust Company	January 11, 2013	66,782,000		31,486,091		—	(1,093,680)
		(BRL	)	(USD	)

Deutsche Bank	January 11, 2013	118,965,000		31,147,562		—	(692,173)
		(ILS	)	(USD	)

Standard Chartered Bank	January 11, 2013	414,801,000		31,900,138		—	(139,982)
		(MXN	)	(USD	)

Citigroup Global Markets Inc.	January 11, 2013	16,636,585		34,105,000		1,623	—
		(USD	)	(BRL	)

State Street Bank & Trust Company	January 11, 2013	15,939,573		7,690,525,000		105,477	—
		(USD	)	(CLP	)

Citigroup Global Markets Inc.	January 11, 2013	31,974,245		1,757,944,000		55,992	—
		(USD	)	(INR	)

Barclays Bank PLC	January 11, 2013	31,799,442		986,689,000		448,022	—
		(USD	)	(RUB	)

UBS Securities	January 14, 2013	17,471,000		14,318,009		—	(109,392)
		(NZD	)	(USD	)

Deutsche Bank	January 16, 2013	65,697,000		71,631,685		—	(215,506)
		(CHF	)	(USD	)

Standard Chartered Bank	January 16, 2013	24,333,000		26,082,063		—	(528,858)
		(CHF	)	(USD	)

Goldman, Sachs & Co.	January 16, 2013	136,043,000		177,195,064		—	(2,396,125)
		(EUR	)	(USD	)

Credit Suisse	January 16, 2013	66,580,000		107,003,781		—	(1,148,054)
		(GBP	)	(USD	)

Standard Chartered Bank	January 16, 2013	2,290,202,000		27,789,412		1,351,416	—
		(JPY	)	(USD	)

Morgan Stanley	January 16, 2013	1,750,962		1,688,000		142	—
		(USD	)	(AUD	)

Morgan Stanley	January 16, 2013	179,471,217		171,422,000		—	(1,640,740)
		(USD	)	(AUD	)

Standard Chartered Bank	January 16, 2013	80,902		78,000		14	—
		(USD	)	(AUD	)

Standard Chartered Bank	January 16, 2013	13,338,153		12,740,000		—	(121,882)
		(USD	)	(AUD	)

State Street Bank & Trust Company	January 16, 2013	107,583,642		9,294,536,000		—	(287,909)
		(USD	)	(JPY	)

Deutsche Bank	January 16, 2013	12,773,603		39,100,000		238	—
		(USD	)	(MYR	)

Standard Chartered Bank	January 16, 2013	13,041,138		74,133,000		290,833	—
		(USD	)	(NOK	)

J.P. Morgan Securities, Inc.	January 16, 2013	1,519,128		1,848,000		6,730	—
		(USD	)	(NZD	)

J.P. Morgan Securities, Inc.	January 16, 2013	71,173,750		85,475,000		—	(598,697)
		(USD	)	(NZD	)

Standard Chartered Bank	January 16, 2013	211,858		257,000		342	—
		(USD	)	(NZD	)

Standard Chartered Bank	January 16, 2013	13,252,617		15,916,000		—	(111,083)
		(USD	)	(NZD	)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	129

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Forward Foreign Currency Exchange Contracts Open at December 31, 2012 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	January 16, 2013	12,907,007		86,546,000		396,988	—
		(USD	)	(SEK	)

UBS Securities	January 24, 2013	100,000,000		7,693,586		—	(26,915)
		(MXN	)	(USD	)

State Street Bank & Trust Company	January 24, 2013	24,693,540		19,000,000		390,300	—
		(USD	)	(EUR	)

J.P. Morgan Securities, Inc.	January 25, 2013	36,680,000		11,524,082		—	(297,669)
		(PLN	)	(USD	)

HSBC Securities (USA), Inc.	January 25, 2013	5,949,420		5,725,000		—	(14,621)
		(USD	)	(AUD	)

Citigroup Global Markets Inc.	January 29, 2013	15,860,611		17,250,000,000		223,583	—
		(USD	)	(KRW	)

HSBC Securities (USA), Inc.	February 5, 2013	9,355,474		9,223,000		—	(89,944)
		(USD	)	(CAD	)

J.P. Morgan Securities, Inc.	February 7, 2013	70,383,513		5,910,913,000		—	(2,135,781)
		(USD	)	(JPY	)

J.P. Morgan Securities, Inc.	February 7, 2013	9,727,187		11,850,000		—	(27,112)
		(USD	)	(SGD	)
Total						3,449,889	(12,236,537)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $260,874,881 or 16.33% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	At December 31, 2012, investments in securities included securities valued at $1,307,909 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(e)	Variable rate security.

(f)	Zero coupon bond.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	69,637,571	549,361,242	(495,851,880)	123,146,933	163,793	123,146,933

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	131

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Fair Value Measurements (continued)

valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	368,667,132	—	368,667,132

Residential Mortgage-Backed Securities — Agency	—	95,458,799	—	95,458,799

Residential Mortgage-Backed Securities — Non-Agency	—	4,807,385	—	4,807,385

Commercial Mortgage-Backed Securities — Agency	—	219,810	—	219,810

Commercial Mortgage-Backed Securities — Non-Agency	—	31,280,223	—	31,280,223

Asset-Backed Securities — Non-Agency	—	6,079,262	—	6,079,262

Inflation-Indexed Bonds	—	13,937,306	—	13,937,306

U.S. Treasury Obligations	65,578,522	—	—	65,578,522

Foreign Government Obligations	—	827,854,162	—	827,854,162

Total Bonds	65,578,522	1,348,304,079	—	1,413,882,601

Short-Term Securities

Treasury Bills	—	18,633,242	—	18,633,242

Total Short-Term Securities	—	18,633,242	—	18,633,242

Other

Senior Loans	—	4,148,347	—	4,148,347

Money Market Funds	123,146,933	—	—	123,146,933

Total Other	123,146,933	4,148,347	—	127,295,280

Investments in Securities	188,725,455	1,371,085,668	—	1,559,811,123
Derivatives

Assets

Futures Contracts	774,123	—	—	774,123

Forward Foreign Currency Exchange Contracts	—	3,449,889	—	3,449,889

Liabilities

Futures Contracts	(154,332)	—	—	(154,332)

Forward Foreign Currency Exchange Contracts	—	(12,236,537)	—	(12,236,537)

Total	189,345,246	1,362,299,020	—	1,551,644,266

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	5,411,875

Accrued discounts/premiums	55,138

Realized gain (loss)	487,580

Change in unrealized appreciation (depreciation)(a)	(672,820)

Sales	(5,349,795)

Purchases	68,022

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	133

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 2.9%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	3,820,000	3,896,400

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	2,777,000	3,019,987
03/15/21	7.125%	756,000	822,150

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	5,646,000	6,196,485

Oshkosh Corp.
03/01/20	8.500%	1,710,000	1,893,825

Silver II Borrower/US Holdings LLC(a)
12/15/20	7.750%	1,488,000	1,540,080

TransDigm, Inc.(a)
10/15/20	5.500%	1,127,000	1,172,080

Total			18,541,007

Automotive 2.0%
Allison Transmission, Inc.(a)
05/15/19	7.125%	1,520,000	1,634,000

Chrysler Group LLC/Co-Issuer, Inc.
Secured
06/15/19	8.000%	806,000	878,540
06/15/21	8.250%	1,411,000	1,552,100

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	1,890,000	2,027,025

Delphi Corp.
05/15/19	5.875%	873,000	936,292

Lear Corp.
03/15/18	7.875%	626,000	682,340
03/15/20	8.125%	227,000	256,510

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	1,097,000	1,234,125

Visteon Corp.
04/15/19	6.750%	3,644,000	3,880,860

Total			13,081,792

Banking 0.4%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	2,046,000	2,260,830

Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	709,000	726,725

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Nuveen Investments, Inc. Senior Unsecured(a)
10/15/20	9.500%	1,374,000	1,367,130

Total			2,093,855

Building Materials 0.8%
HD Supply, Inc.(a)
07/15/20	11.500%	860,000	968,575

Interface, Inc.
12/01/18	7.625%	560,000	601,300

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	1,730,000	1,755,950

Nortek, Inc.
12/01/18	10.000%	339,000	377,138
04/15/21	8.500%	1,362,000	1,511,820

Total			5,214,783

Chemicals 4.0%
Celanese U.S. Holdings LLC
06/15/21	5.875%	553,000	619,360
11/15/22	4.625%	743,000	778,292

Huntsman International LLC
03/15/21	8.625%	175,000	199,938

Huntsman International LLC(a)
11/15/20	4.875%	703,000	710,909

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	1,650,000	1,831,500

LyondellBasell Industries NV
Senior Unsecured
11/15/21	6.000%	6,230,000	7,304,675
04/15/24	5.750%	2,527,000	2,969,225

MacDermid, Inc.(a)
04/15/17	9.500%	1,862,000	1,936,480

Momentive Performance Materials, Inc. Senior Secured(a)
10/15/20	8.875%	1,561,000	1,576,610

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	1,780,000	2,020,300

Nufarm Australia Ltd.(a)
10/15/19	6.375%	452,000	472,340

PQ Corp. Secured(a)
05/01/18	8.750%	4,905,000	5,101,200

Total			25,520,829

Construction Machinery 2.4%
CNH Capital LLC
11/01/16	6.250%	132,000	145,530

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Case New Holland, Inc.
12/01/17	7.875%	4,976,000	5,884,120
Columbus McKinnon Corp.
02/01/19	7.875%	674,000	722,865

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	2,536,000	2,624,760

United Rentals North America, Inc.
12/15/19	9.250%	1,333,000	1,519,620
Senior Unsecured
02/01/21	8.250%	1,025,000	1,155,687

United Rentals North America, Inc.(a)
05/15/20	7.375%	851,000	931,845
04/15/22	7.625%	916,000	1,023,630
Secured
07/15/18	5.750%	1,029,000	1,108,748

Total			15,116,805

Consumer Cyclical Services 1.3%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	1,686,000	1,846,170

Monitronics International, Inc.
04/01/20	9.125%	915,000	940,163

Vivint, Inc.(a)
Senior Secured
12/01/19	6.375%	3,928,000	3,893,630
Senior Unsecured
12/01/20	8.750%	1,576,000	1,548,420

Total			8,228,383

Consumer Products 1.3%
Alphabet Holding Co., Inc. Senior Unsecured PIK(a)
11/01/17	7.750%	771,000	794,130

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	664,000	713,800

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	1,981,000	1,981,000

Spectrum Brands Escrow Corp.(a)
Senior Unsecured
11/15/20	6.375%	1,397,000	1,466,850
11/15/22	6.625%	722,000	774,345

Spectrum Brands, Inc.
Senior Secured
06/15/18	9.500%	753,000	854,655

Spectrum Brands, Inc.(a)
03/15/20	6.750%	1,532,000	1,639,240

Tempur-Pedic International, Inc.(a)
12/15/20	6.875%	233,000	239,699

Total			8,463,719

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	2,451,000	2,622,570

Tomkins LLC/Inc. Secured
10/01/18	9.000%	892,000	999,040

Total			3,621,610

Electric 1.0%
AES Corp.
Senior Unsecured
10/15/17	8.000%	359,000	414,645
06/01/20	8.000%	1,290,000	1,483,500
07/01/21	7.375%	206,000	228,660

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	1,959,000	2,164,695

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	1,559,000	1,839,620

Total			6,131,120

Entertainment 0.8%
AMC Entertainment, Inc.
06/01/19	8.750%	1,582,000	1,752,065
12/01/20	9.750%	1,388,000	1,603,140

Cinemark USA, Inc.(a)
12/15/22	5.125%	691,000	699,638

United Artists Theatre Circuit, Inc.(b)(c)
1995-A Pass-Through Certificates
07/01/15	9.300%	825,583	825,583
07/01/15	9.300%	269,775	269,775

Total			5,150,201

Environmental 0.4%
Clean Harbors, Inc.
08/01/20	5.250%	1,548,000	1,613,790

Clean Harbors, Inc.(a)
06/01/21	5.125%	1,197,000	1,241,888

Total			2,855,678

Food and Beverage 0.2%
Cott Beverages, Inc.
09/01/18	8.125%	898,000	992,290

Gaming 3.4%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	933,000	926,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	135

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MGM Resorts International
03/01/18	11.375%	2,059,000	2,491,390
12/15/21	6.625%	1,357,000	1,357,000
MGM Resorts International(a)
10/01/20	6.750%	600,000	612,750

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	1,885,000	2,177,175

Seminole Indian Tribe of Florida(a)
Senior Secured
10/01/20	6.535%	3,265,000	3,550,100
Senior Unsecured
10/01/20	7.804%	775,000	787,160

Seneca Gaming Corp.(a)
12/01/18	8.250%	1,745,000	1,840,975

Studio City Finance Ltd.(a)
12/01/20	8.500%	3,261,000	3,415,897

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,259,000	4,733,100

Total			21,891,550

Gas Pipelines 4.1%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	2,415,000	2,451,225

El Paso LLC
06/01/18	7.250%	575,000	664,125
09/15/20	6.500%	6,426,000	7,261,380
01/15/32	7.750%	809,000	950,569

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	3,811,000	4,077,770

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	2,382,000	2,617,222
02/15/23	5.500%	1,926,000	2,089,710

Regency Energy Partners LP/Corp.
04/15/23	5.500%	724,000	772,870

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	2,083,000	2,275,678
07/15/21	6.500%	2,902,000	3,177,690

Total			26,338,239

Health Care 9.2%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	518,399	546,911

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	2,762,000	2,907,005

Amsurg Corp.(a)
11/30/20	5.625%	719,000	747,760

Biomet, Inc.(a)
08/01/20	6.500%	1,462,000	1,553,375

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CHS/Community Health Systems, Inc.
11/15/19	8.000%	2,490,000	2,695,425
Senior Secured
08/15/18	5.125%	2,131,000	2,221,567

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,147,000	3,469,567

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	1,607,000	1,693,376

Emdeon, Inc.
12/31/19	11.000%	1,775,000	2,041,250

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	554,000	594,858
01/31/22	5.875%	1,155,000	1,253,175

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	460,000	514,050

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	1,432,000	1,467,800

HCA, Inc.
02/15/22	7.500%	3,233,000	3,701,785
05/01/23	5.875%	2,902,000	3,003,570
Senior Secured
02/15/20	6.500%	3,313,000	3,727,125
05/01/23	4.750%	762,000	775,335

Hanger, Inc.
11/15/18	7.125%	1,489,000	1,570,895

Health Management Associates, Inc.
01/15/20	7.375%	1,212,000	1,308,960

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	3,463,000	3,272,535

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,002,000	1,049,595

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(a)
11/01/18	10.500%	858,000	899,828

Multiplan, Inc.(a)
09/01/18	9.875%	3,081,000	3,427,612

Omnicare, Inc.
06/01/20	7.750%	1,127,000	1,250,970

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	1,428,000	1,567,230

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	890,000	796,550

Radnet Management, Inc.
04/01/18	10.375%	665,000	676,638

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	1,335,000	1,291,612

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

STHI Holding Corp. Secured(a)
03/15/18	8.000%	686,000	742,595

Tenet Healthcare Corp. Senior Unsecured(a)
02/01/20	6.750%	1,175,000	1,210,250

Truven Health Analytics, Inc. Senior Unsecured(a)
06/01/20	10.625%	872,000	928,680

United Surgical Partners International, Inc.
04/01/20	9.000%	1,000,000	1,110,000

Universal Hospital Services, Inc. Secured(a)
08/15/20	7.625%	560,000	590,100

VWR Funding, Inc.(a)
09/15/17	7.250%	505,000	528,988

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	1,755,000	1,816,425
02/01/19	7.750%	1,100,000	1,138,500

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	692,000	712,760

Total			58,804,657

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	986,000	1,183,200

Home Construction 0.9%
Beazer Homes USA, Inc.
05/15/19	9.125%	618,000	646,583

KB Home
03/15/20	8.000%	706,000	801,310
09/15/22	7.500%	561,000	613,594

Meritage Homes Corp.
04/01/22	7.000%	677,000	736,237

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	1,140,000	1,259,700

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	454,000	481,240
04/15/20	7.750%	1,452,000	1,539,120

Total			6,077,784

Independent Energy 11.0%
Antero Resources Finance Corp.
12/01/17	9.375%	106,000	116,335
08/01/19	7.250%	390,000	425,100

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	2,352,000	2,540,160

Chaparral Energy, Inc.
11/15/22	7.625%	393,000	413,633

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chesapeake Energy Corp.
08/15/20	6.625%	4,129,000	4,443,836
02/15/21	6.125%	3,500,000	3,631,250

Comstock Resources, Inc.
06/15/20	9.500%	2,707,000	2,910,025

Concho Resources, Inc.
01/15/21	7.000%	1,582,000	1,763,930
01/15/22	6.500%	1,515,000	1,666,500
04/01/23	5.500%	1,278,000	1,338,705

Continental Resources, Inc.
10/01/20	7.375%	618,000	698,340
04/01/21	7.125%	1,656,000	1,867,140
09/15/22	5.000%	5,262,000	5,669,805

EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(a)
12/15/17	8.125%	964,000	955,565

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	283,000	299,980

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	3,282,000	3,700,455

Halcon Resources Corp.(a)
05/15/21	8.875%	1,136,000	1,204,160

Kodiak Oil & Gas Corp.
12/01/19	8.125%	5,308,000	5,852,070

Laredo Petroleum, Inc.
02/15/19	9.500%	4,163,000	4,652,152
05/01/22	7.375%	625,000	678,125

MEG Energy Corp.(a)
03/15/21	6.500%	2,000,000	2,105,000

Oasis Petroleum, Inc.
02/01/19	7.250%	2,317,000	2,490,775
11/01/21	6.500%	2,238,000	2,377,875
01/15/23	6.875%	1,476,000	1,583,010

Plains Exploration & Production Co.
11/15/20	6.500%	3,948,000	4,372,410
02/15/23	6.875%	2,980,000	3,404,650

QEP Resources, Inc.
Senior Unsecured
03/01/21	6.875%	1,115,000	1,285,038
05/01/23	5.250%	3,638,000	3,892,660

Range Resources Corp.
05/15/19	8.000%	1,710,000	1,893,825

SM Energy Co.
Senior Unsecured
11/15/21	6.500%	889,000	951,230
01/01/23	6.500%	697,000	745,790

Sandridge Energy, Inc.
10/15/22	8.125%	91,000	99,645
02/15/23	7.500%	397,000	424,790

Whiting Petroleum Corp.
10/01/18	6.500%	106,000	113,950

Total			70,567,914

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	137

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	701,000	776,358

Media Cable 3.9%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	1,834,000	2,067,835
01/31/22	6.625%	880,000	961,400
09/30/22	5.250%	3,185,000	3,224,812

CSC Holdings LLC
Senior Unsecured
02/15/19	8.625%	888,000	1,061,160

CSC Holdings LLC(a)
Senior Unsecured
11/15/21	6.750%	2,263,000	2,509,101

Cablevision Systems Corp.
Senior Unsecured
04/15/20	8.000%	510,000	574,388
09/15/22	5.875%	1,174,000	1,175,468

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	1,541,000	1,604,566

DISH DBS Corp.
09/01/19	7.875%	1,007,000	1,193,295
06/01/21	6.750%	3,886,000	4,430,040
07/15/22	5.875%	853,000	916,975

Quebecor Media, Inc. Senior Unsecured(a)
01/15/23	5.750%	2,141,000	2,256,079

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/23	5.500%	1,725,000	1,781,062

Videotron Ltd.
07/15/22	5.000%	1,002,000	1,050,848

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	47,000	48,645

Total			24,855,674

Media Non-Cable 7.3%
AMC Networks, Inc.
07/15/21	7.750%	4,128,000	4,716,240
12/15/22	4.750%	1,105,000	1,110,525

Clear Channel Communications, Inc.
08/01/16	10.750%	1,239,000	935,445

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	3,075,000	3,098,062

Clear Channel Worldwide Holdings, Inc.(a)
11/15/22	6.500%	1,218,000	1,251,495
11/15/22	6.500%	3,293,000	3,416,487

Getty Images, Inc. Senior Notes(a)
10/15/20	7.000%	2,178,000	2,227,005

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hughes Satellite Systems Corp.
06/15/21	7.625%	2,480,000	2,821,000
Senior Secured
06/15/19	6.500%	571,000	629,528

Intelsat Jackson Holdings SA
Senior Unsecured
04/01/21	7.500%	1,225,000	1,350,563

Intelsat Jackson Holdings SA(a)
Senior Unsecured
10/15/20	7.250%	3,600,000	3,906,000

Intelsat Luxembourg SA PIK
02/04/17	11.500%	3,313,000	3,520,062

National CineMedia LLC
Senior Secured
04/15/22	6.000%	1,470,000	1,558,200
Senior Unsecured
07/15/21	7.875%	1,309,000	1,449,718

Nielsen Finance LLC/Co.(a)
10/01/20	4.500%	2,422,000	2,409,890

Salem Communications Corp. Secured
12/15/16	9.625%	1,818,000	2,013,435

Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	2,935,000	3,235,837

Starz LLC/Finance Corp. Senior Unsecured(a)
09/15/19	5.000%	699,000	716,475

Univision Communications, Inc.(a)
05/15/21	8.500%	2,246,000	2,330,225
Senior Secured
05/15/19	6.875%	1,395,000	1,450,800
11/01/20	7.875%	2,400,000	2,592,000

Total			46,738,992

Metals 3.9%
Alpha Natural Resources, Inc.
04/15/18	9.750%	2,334,000	2,520,720
06/01/19	6.000%	1,089,000	1,010,047
06/01/21	6.250%	1,290,000	1,183,575

ArcelorMittal
Senior Unsecured
03/01/21	6.000%	830,000	827,620
02/25/22	6.750%	1,377,000	1,441,863

Arch Coal, Inc.
06/15/19	7.000%	453,000	421,290
06/15/21	7.250%	269,000	248,153

Arch Coal, Inc.(a)
06/15/19	9.875%	1,957,000	2,035,280

Calcipar SA Senior Secured(a)
05/01/18	6.875%	369,000	376,380

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	3,994,000	4,263,595

Inmet Mining Corp.(a)
06/01/20	8.750%	3,394,000	3,707,945
06/01/21	7.500%	951,000	986,663

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	1,451,000	1,516,295

Peabody Energy Corp.
11/15/18	6.000%	1,756,000	1,865,750

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	2,505,000	2,548,837

Total			24,954,013

Non-Captive Consumer 0.6%
SLM Corp. Senior Unsecured
03/25/20	8.000%	1,351,000	1,543,518

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	2,769,000	2,478,255

Total			4,021,773

Non-Captive Diversified 4.8%
Ally Financial, Inc.
03/15/20	8.000%	9,633,000	11,800,425
09/15/20	7.500%	1,737,000	2,097,428

CIT Group, Inc.
Senior Unsecured
03/15/18	5.250%	954,000	1,020,780
05/15/20	5.375%	1,332,000	1,455,210

CIT Group, Inc.(a)
Senior Secured
04/01/18	6.625%	2,400,000	2,712,000
Senior Unsecured
02/15/19	5.500%	3,351,000	3,635,835

International Lease Finance Corp.
Senior Unsecured
09/01/17	8.875%	3,055,000	3,589,625
04/01/19	5.875%	1,146,000	1,207,883
05/15/19	6.250%	607,000	646,455
12/15/20	8.250%	2,187,000	2,607,997

Total			30,773,638

Oil Field Services 1.6%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	2,711,000	2,914,325

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Green Field Energy Services, Inc.(a)
Senior Secured
11/15/16	13.250%	2,669,000	2,669,000
11/15/16	13.250%	64,000	64,000

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	2,244,000	2,445,960

Oil States International, Inc.
06/01/19	6.500%	909,000	968,085

Oil States International, Inc.(a)
01/15/23	5.125%	1,132,000	1,147,565

Total			10,208,935

Other Financial Institutions 0.2%
FTI Consulting, Inc.(a)
11/15/22	6.000%	932,000	964,620

Other Industry 0.6%
Interline Brands, Inc.
11/15/18	7.500%	2,402,000	2,594,160

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	1,090,000	1,163,575

Total			3,757,735

Packaging 2.0%
BOE Merger Corp. Senior Unsecured PIK(a)
11/01/17	9.500%	470,000	470,000

Berry Plastics Corp. Secured
01/15/21	9.750%	1,679,000	1,935,047

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	1,080,000	1,123,200
08/15/19	9.875%	879,000	940,530
02/15/21	8.250%	2,076,000	2,107,140
Senior Secured
08/15/19	7.875%	2,649,000	2,947,012

Reynolds Group Issuer, Inc./LLC(a)
Senior Secured
10/15/20	5.750%	2,500,000	2,581,250

Sealed Air Corp.(a)
09/15/21	8.375%	637,000	727,773

Total			12,831,952

Pharmaceuticals 1.0%
Catalent Pharma Solutions, Inc.(a)
10/15/18	7.875%	1,532,000	1,543,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	139

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jaguar Holding Co. I Senior Unsecured PIK(a)
10/15/17	9.375%	761,000	799,050

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	622,000	705,970

VPI Escrow Corp.(a)
10/15/20	6.375%	2,382,000	2,554,695

Valeant Pharmaceuticals International Senior Notes(a)
10/15/20	6.375%	476,000	510,510

Total			6,113,715

Property & Casualty 0.5%
Alliant Holdings, Inc. Senior Unsecured(a)
12/15/20	7.875%	1,219,000	1,212,905

Hub International Ltd.(a)
10/15/18	8.125%	1,909,000	1,956,725

Total			3,169,630

Restaurants 0.2%
Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	1,118,000	1,173,900

Retailers 2.2%
99 Cent Only Stores
12/15/19	11.000%	898,000	1,027,087

AutoNation, Inc.
02/01/20	5.500%	125,000	134,063

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	1,633,000	1,763,640

Jo-Ann Stores Holdings, Inc. Senior Unsecured PIK(a)
10/15/19	9.750%	266,000	268,328

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	1,184,000	1,204,720

Limited Brands, Inc.
04/01/21	6.625%	790,000	904,550
02/15/22	5.625%	1,497,000	1,627,987

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	600,000	618,000

Rite Aid Corp.
03/15/20	9.250%	1,736,000	1,848,840
Senior Secured
08/15/20	8.000%	2,005,000	2,290,712
Senior Unsecured
02/15/27	7.700%	1,376,000	1,176,480

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	605,000	668,525

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sonic Automotive, Inc.(a)
07/15/22	7.000%	484,000	529,980

Total			14,062,912

Technology 5.1%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	1,509,000	1,531,635
04/01/20	6.375%	836,000	877,800

Amkor Technology, Inc.
05/01/18	7.375%	286,000	296,010
Senior Unsecured
06/01/21	6.625%	2,941,000	2,933,647

Amkor Technology, Inc.(a)
Senior Unsecured
10/01/22	6.375%	1,132,000	1,115,020

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	1,219,000	1,313,473

CDW LLC/Finance Corp.
04/01/19	8.500%	2,948,000	3,191,210

Cardtronics, Inc.
09/01/18	8.250%	2,190,000	2,430,900

First Data Corp.
01/15/21	12.625%	3,675,000	3,867,937

First Data Corp.(a)
Secured
01/15/21	8.250%	615,000	615,000
Senior Secured
06/15/19	7.375%	2,233,000	2,316,737
08/15/20	8.875%	2,605,000	2,839,450
11/01/20	6.750%	946,000	957,825

Freescale Semiconductor, Inc. Senior Secured(a)
04/15/18	9.250%	1,493,000	1,631,103

Interactive Data Corp.
08/01/18	10.250%	3,140,000	3,532,500

Nuance Communications, Inc.(a)
08/15/20	5.375%	2,916,000	3,047,220

TransUnion Holding Co., Inc. Senior Unsecured PIK(a)
06/15/18	8.125%	260,000	268,450

Total			32,765,917

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	1,333,000	1,539,615

Hertz Corp. (The)
10/15/18	7.500%	862,000	952,510
01/15/21	7.375%	824,000	906,400

Hertz Corp. (The)(a)
10/15/22	6.250%	874,000	930,810

Total			4,329,335

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wireless 4.6%
Cricket Communications, Inc.
10/15/20	7.750%	1,892,000	1,929,840

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	2,450,000	2,621,500

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	3,578,000	3,801,625

Sprint Nextel Corp.
Senior Unsecured
08/15/17	8.375%	565,000	656,813
08/15/20	7.000%	729,000	796,432
11/15/21	11.500%	1,496,000	2,034,560
11/15/22	6.000%	5,514,000	5,665,635

Sprint Nextel Corp.(a)
11/15/18	9.000%	5,812,000	7,177,820
03/01/20	7.000%	858,000	997,425

Wind Acquisition Finance SA(a)
Secured
07/15/17	11.750%	1,452,000	1,520,970
Senior Secured
02/15/18	7.250%	2,084,000	2,113,176

Total			29,315,796

Wirelines 4.9%
CenturyLink, Inc.
Senior Unsecured
06/15/21	6.450%	3,466,000	3,829,927
03/15/22	5.800%	2,406,000	2,543,448

CyrusOne LLP./Finance Corp.(a)
11/15/22	6.375%	1,417,000	1,477,222

Frontier Communications Corp.
Senior Unsecured
03/15/19	7.125%	2,824,000	3,071,100
04/15/20	8.500%	231,000	265,650
04/15/22	8.750%	931,000	1,079,960
01/15/23	7.125%	212,000	224,720

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	105,000	110,119

Level 3 Communications, Inc.
Senior Unsecured
02/01/19	11.875%	1,908,000	2,198,970

Level 3 Communications, Inc.(a)
Senior Unsecured
06/01/19	8.875%	502,000	534,630

Level 3 Financing, Inc.
02/01/18	10.000%	1,402,000	1,563,230
04/01/19	9.375%	552,000	616,860
07/01/19	8.125%	1,035,000	1,128,150

PAETEC Holding Corp.
12/01/18	9.875%	3,025,000	3,463,625
Senior Secured
06/30/17	8.875%	1,071,000	1,148,647

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Windstream Corp.
09/01/18	8.125%	355,000	387,838
10/15/20	7.750%	758,000	818,640
10/01/21	7.750%	1,820,000	1,965,600

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	1,419,000	1,614,112
Senior Secured
01/01/20	8.125%	2,138,000	2,378,525

tw telecom holdings, Inc.(a)
10/01/22	5.375%	713,000	746,867

Total			31,167,840

Total Corporate Bonds & Notes
(Cost: $544,205,808)			584,118,981

Senior Loans 5.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Silver II Borrower SCA Term Loan(d)(e)(f)
12/13/19	5.000%	286,000	288,503

Automotive 0.1%
Schaeffler AG Tranche B2 Term Loan(d)(e)
01/27/17	6.000%	706,000	713,505

Brokerage 0.2%
Nuveen Investments, Inc. 2nd Lien Term Loan(d)(e)
02/28/19	8.250%	1,392,000	1,415,497

Chemicals 0.4%
PQ Corp. Tranche B Term Loan(d)(e)
04/15/17	5.250%	2,299,000	2,310,173

Construction Machinery 0.5%
CPM Acquisition Corp. 1st Lien Term Loan(d)(e)
08/29/17	6.250%	1,945,000	1,954,725

CPM Holdings, Inc. 2nd Lien Term Loan(d)(e)
03/01/18	10.250%	1,248,000	1,257,360

Total			3,212,085

Consumer Cyclical Services 0.4%
New Breed, Inc. Term Loan(d)(e)
10/01/19	6.000%	2,221,000	2,193,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	141

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Consumer Products 0.2%
Serta Simmons Holdings LLC Term Loan(d)(e)
10/01/19	5.000%	1,261,000	1,262,046

Spectrum Brands, Inc. Term Loan(d)(e)(f)
12/17/19	4.500%	262,000	264,374

Total			1,526,420

Gaming 0.1%
ROC Finance LLC Tranche B Term Loan(d)(e)
08/19/17	8.500%	820,000	844,600

Health Care 0.6%
ConvaTec, Inc. Term Loan(d)(e)
12/22/16	5.000%	275,000	277,978

U.S. Renal Care, Inc.(d)(e)
1st Lien Term Loan
07/03/19	6.250%	1,546,230	1,565,558
2nd Lien Term Loan
01/03/20	10.250%	1,554,000	1,577,310

United Surgical Partners International, Inc. Tranche B Term Loan(d)(e)(f)
04/03/19	5.059%	374,000	376,181

Total			3,797,027

Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(d)(e)(f)
12/07/19	5.000%	826,000	826,826

Media Cable 0.2%
WideOpenWest Finance LLC Term Loan(d)(e)
07/17/18	6.250%	1,369,120	1,383,126

Media Non-Cable 0.3%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(d)(e)
09/16/19	7.500%	1,531,000	1,575,016

Metals 0.5%
FMG Resources August 2006 Proprietary Ltd.(d)(e)
Term Loan
10/18/17	5.250%	1,716,698	1,729,573

FMG Resources August 2006 Proprietary Ltd.(d)(e)(f)
Term Loan
10/18/17	5.250%	1,724,971	1,737,908

Total			3,467,481

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Property & Casualty 0.9%
Asurion LLC 1st Lien Term Loan(d)(e)
05/24/18	5.500%	2,387,000	2,409,080

Lonestar Intermediate Super Holdings LLC Term Loan(d)(e)
09/02/19	11.000%	3,053,000	3,236,180

Total			5,645,260

Technology 0.6%
Ancestry.com Term Loan(d)(e)(f)
12/18/18	7.000%	2,826,000	2,721,805

Blue Coat Systems Term Loan(d)(e)
02/15/18	5.750%	1,322,685	1,330,132

Total			4,051,937

Total Senior Loans
(Cost: $32,464,062)			33,250,693

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(g)		2,669	82,739

Total Warrants
(Cost: $108,000)			82,739

Limited Partnerships —%
Financials —%
Diversified Financial Services —%

Varde Fund V LP(b)(c)		5,000,000	35,654

Total Financials			35,654

Total Limited Partnerships
(Cost: $—)			35,654

Money Market Funds 2.8%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(h)(i)		17,987,597	17,987,597

Total Money Market Funds
(Cost: $17,987,597)			17,987,597

Total Investments
(Cost: $594,765,467)			635,475,664

Other Assets & Liabilities, Net			4,112,888

Net Assets			639,588,552

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $213,018,241 or 33.31% of net assets.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1,131,012, representing 0.18% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc.

1995-A Pass-Through Certificates

07/01/15 9.300%	02/09/00-04/09/02	801,904

United Artists Theatre Circuit, Inc.

1995-A Pass-Through Certificates

07/01/15 9.300%	12/11/01-08/28/02	246,744

Varde Fund V LP	04/27/00-06/19/00	—	*

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $1,131,012, which represents 0.18% of net assets.

(d)	Variable rate security.

(e)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Non-income producing.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	16,217,504	253,035,723	(251,265,630)	17,987,597	31,236	17,987,597

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	143

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	4,054,843	1,095,358	5,150,201

All Other Industries	—	578,968,780	—	578,968,780

Total Bonds	—	583,023,623	1,095,358	584,118,981

Equity Securities

Warrants

Energy	—	82,739	—	82,739

Total Equity Securities	—	82,739	—	82,739

Other

Senior Loans

Heath Care		2,231,469	1,565,558	3,797,027

All Other Industries	—	29,453,666	—	29,453,666

Limited Partnerships	—	—	35,654	35,654

Money Market Funds	17,987,597	—	—	17,987,597

Total Other	17,987,597	31,685,135	1,601,212	51,273,944

Investments in Securities	17,987,597	614,791,497	2,696,570	635,475,664

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Senior Loans ($)	Limited Partnerships ($)	Total ($)
Balance as of December 31, 2011	3,339,698	—	60,626	3,400,324

Accrued discounts/premiums	36,080	—	—	36,080

Realized gain (loss)	(48,666)	117	17,009	(31,540)

Change in unrealized appreciation (depreciation)(a)	(2,999)	42,521	(24,972)	14,550

Sales	(2,482,993)	(7,770)	(17,009)	(2,507,772)

Purchases	254,238	1,530,690	—	1,784,928

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Balance as of December 31, 2012	1,095,358	1,565,558	35,654	2,696,570

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $13,713, which is comprised of Corporate Bonds & Notes of $(3,836), Senior Loans of $42,521 and Limited Partnerships of $(24,972).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increase (decrease) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increase (decrease) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	145

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%
Issuer	Shares	Value ($)

Consumer Discretionary 11.0%
Diversified Consumer Services —%

Apollo Group, Inc., Class A(a)	12,227	255,789

Media 5.0%

Comcast Corp., Class A	746,600	27,907,908

DIRECTV(a)	472,400	23,695,584

Discovery Communications, Inc., Class A(a)	95,300	6,049,644

DISH Network Corp., Class A	69,045	2,513,238

Total		60,166,374

Multiline Retail 0.4%

Macy’s, Inc.	131,600	5,135,032

Specialty Retail 5.6%

Gap, Inc. (The)	558,600	17,338,944

Home Depot, Inc. (The)	140,800	8,708,480

Ross Stores, Inc.	358,100	19,391,115

TJX Companies, Inc.	515,034	21,863,193

Total		67,301,732

Total Consumer Discretionary		132,858,927

Consumer Staples 10.5%
Beverages 0.5%

Coca-Cola Enterprises, Inc.	185,700	5,892,261

Food & Staples Retailing 4.7%

CVS Caremark Corp.	90,600	4,380,510

Kroger Co. (The)	550,300	14,318,806

Safeway, Inc.	450,900	8,156,781

Wal-Mart Stores, Inc.	443,310	30,247,041

Total		57,103,138

Food Products 1.5%

Campbell Soup Co.	531,700	18,551,013

Household Products 0.2%

Kimberly-Clark Corp.	30,000	2,532,900

Tobacco 3.6%

Lorillard, Inc.	102,471	11,955,292

Philip Morris International, Inc.	378,284	31,639,674

Total		43,594,966

Total Consumer Staples		127,674,278

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 11.3%
Energy Equipment & Services 1.1%

Diamond Offshore Drilling, Inc.	76,700	5,212,532

National Oilwell Varco, Inc.	123,772	8,459,816

Total		13,672,348

Oil, Gas & Consumable Fuels 10.2%

Apache Corp.	174,339	13,685,611

Chevron Corp.	278,014	30,064,434

ConocoPhillips	456,542	26,474,871

Exxon Mobil Corp.	262,616	22,729,415

Tesoro Corp.	266,700	11,748,135

Valero Energy Corp.	547,622	18,684,863

Total		123,387,329

Total Energy		137,059,677

Financials 15.2%
Capital Markets 1.7%

BlackRock, Inc.	92,000	19,017,320

State Street Corp.	41,100	1,932,111

Total		20,949,431

Commercial Banks 0.5%

Fifth Third Bancorp	253,400	3,849,146

KeyCorp	261,600	2,202,672

Total		6,051,818

Consumer Finance 1.5%

Discover Financial Services	292,904	11,291,449

SLM Corp.	398,900	6,833,157

Total		18,124,606

Diversified Financial Services 5.5%

Citigroup, Inc.	679,400	26,877,064

JPMorgan Chase & Co.	871,900	38,337,443

Moody’s Corp.	26,000	1,308,320

Total		66,522,827

Insurance 3.8%

Aflac, Inc.	387,800	20,599,936

Lincoln National Corp.	56,300	1,458,170

MetLife, Inc.	91,100	3,000,834

Prudential Financial, Inc.	395,900	21,113,347

Total		46,172,287

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 2.2%

Simon Property Group, Inc.	168,322	26,610,025

Total Financials		184,430,994

Health Care 12.0%
Biotechnology 2.0%

Amgen, Inc.	280,300	24,195,496

Health Care Equipment & Supplies 0.4%

Boston Scientific Corp.(a)	928,800	5,322,024

Health Care Providers & Services 1.6%

AmerisourceBergen Corp.	152,700	6,593,586

Cardinal Health, Inc.	53,500	2,203,130

Humana, Inc.	96,070	6,593,284

McKesson Corp.	37,500	3,636,000

Total		19,026,000

Pharmaceuticals 8.0%

Bristol-Myers Squibb Co.	706,000	23,008,540

Eli Lilly & Co.	526,112	25,947,844

Merck & Co., Inc.	256,500	10,501,110

Pfizer, Inc.	1,521,200	38,151,696

Total		97,609,190

Total Health Care		146,152,710

Industrials 9.9%
Aerospace & Defense 4.6%

General Dynamics Corp.	34,900	2,417,523

Lockheed Martin Corp.	128,552	11,864,064

Northrop Grumman Corp.	294,400	19,895,552

Raytheon Co.	372,178	21,422,566

Total		55,599,705

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	65,400	4,821,942

Airlines 0.4%

Southwest Airlines Co.	445,800	4,564,992

Commercial Services & Supplies 0.2%

Tyco International Ltd.	63,500	1,857,375

Industrial Conglomerates 1.2%

Danaher Corp.	232,200	12,979,980

General Electric Co.	90,300	1,895,397

Total		14,875,377

Common Stocks (continued)
Issuer	Shares	Value ($)

Machinery 2.2%

Illinois Tool Works, Inc.	264,769	16,100,603

Ingersoll-Rand PLC	47,700	2,287,692

Parker Hannifin Corp.	95,300	8,106,218

Total		26,494,513

Professional Services 0.9%

Dun & Bradstreet Corp. (The)	143,600	11,294,140

Total Industrials		119,508,044

Information Technology 18.8%
Communications Equipment 2.5%

Cisco Systems, Inc.	1,521,400	29,895,510

Computers & Peripherals 5.5%

Apple, Inc.(b)	111,674	59,525,592

EMC Corp.(a)	268,000	6,780,400

Total		66,305,992

Internet Software & Services 0.1%

Google, Inc., Class A(a)	2,200	1,560,614

IT Services 3.7%

International Business Machines Corp.	9,509	1,821,449

Mastercard, Inc., Class A	54,300	26,676,504

Visa, Inc., Class A	110,700	16,779,906

Total		45,277,859

Semiconductors & Semiconductor Equipment 1.3%

KLA-Tencor Corp.	13,300	635,208

NVIDIA Corp.	1,216,200	14,947,098

Total		15,582,306

Software 5.7%

Microsoft Corp.	1,390,669	37,172,582

Oracle Corp.	374,100	12,465,012

VMware, Inc., Class A(a)	209,600	19,731,744

Total		69,369,338

Total Information Technology		227,991,619

Materials 3.4%
Chemicals 3.4%

CF Industries Holdings, Inc.	107,200	21,778,752

Eastman Chemical Co.	218,800	14,889,340

LyondellBasell Industries NV, Class A	31,000	1,769,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	147

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

PPG Industries, Inc.	20,700	2,801,745

Total		41,239,627

Total Materials		41,239,627

Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%

AT&T, Inc.	302,921	10,211,467

Verizon Communications, Inc.	736,110	31,851,479

Total		42,062,946

Total Telecommunication Services		42,062,946

Utilities 3.7%
Electric Utilities 0.6%

Entergy Corp.	109,700	6,993,375

Independent Power Producers & Energy Traders 1.4%

AES Corp.	1,663,500	17,799,450

Common Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 1.7%

PG&E Corp.	79,800	3,206,364

Public Service Enterprise Group, Inc.	557,800	17,068,680

Total		20,275,044

Total Utilities		45,067,869

Total Common Stocks
(Cost: $1,066,371,536)		1,204,046,691

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(c)(d)	9,393,264	9,393,264

Total Money Market Funds
(Cost: $9,393,264)		9,393,264

Total Investments
(Cost: $1,075,764,800)		1,213,439,955

Other Assets & Liabilities, Net		(1,159,414)

Net Assets		1,212,280,541

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	30	10,650,750	March 2013	89,897	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2012, investments in securities included securities valued at $1,543,301 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,589,870	144,623,941	(147,820,547)	9,393,264	18,404	9,393,264

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the

Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of

Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	149

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	132,858,927	—	—	132,858,927

Consumer Staples	127,674,278	—	—	127,674,278

Energy	137,059,677	—	—	137,059,677

Financials	184,430,994	—	—	184,430,994

Health Care	146,152,710	—	—	146,152,710

Industrials	119,508,044	—	—	119,508,044

Information Technology	227,991,619	—	—	227,991,619

Materials	41,239,627	—	—	41,239,627

Telecommunication Services	42,062,946	—	—	42,062,946

Utilities	45,067,869	—	—	45,067,869

Total Equity Securities	1,204,046,691	—	—	1,204,046,691

Other

Money Market Funds	9,393,264	—	—	9,393,264

Total Other	9,393,264	—	—	9,393,264

Investments in Securities	1,213,439,955	—	—	1,213,439,955
Derivatives

Assets

Futures Contracts	89,897	—	—	89,897

Total	1,213,529,852	—	—	1,213,529,852

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)

Consumer Discretionary 22.4%
Auto Components 1.1%

BorgWarner, Inc.(a)	35,585	2,548,598

Delphi Automotive PLC(a)	74,560	2,851,920

Total		5,400,518

Distributors 0.6%

LKQ Corp.(a)	146,057	3,081,803

Hotels, Restaurants & Leisure 2.7%

Chipotle Mexican Grill, Inc.(a)	7,844	2,333,276

Panera Bread Co., Class A(a)	22,337	3,547,786

Starwood Hotels & Resorts Worldwide, Inc.	64,488	3,699,032

Wynn Resorts Ltd.	32,837	3,693,834

Total		13,273,928

Household Durables 0.5%

Toll Brothers, Inc.(a)	74,896	2,421,387

Internet & Catalog Retail 0.2%

TripAdvisor, Inc.(a)	20,731	869,873

Leisure Equipment & Products 0.4%

Polaris Industries, Inc.	23,992	2,018,927

Media 3.2%

Charter Communications Operating LLC, Class A(a)	41,600	3,171,584

Discovery Communications, Inc., Class A(a)	85,703	5,440,426

DISH Network Corp., Class A	125,956	4,584,798

Sirius XM Radio, Inc.	880,031	2,543,290

Total		15,740,098

Multiline Retail 2.9%

Dollar Tree, Inc.(a)	146,109	5,926,181

Family Dollar Stores, Inc.	44,545	2,824,598

Macy’s, Inc.	70,254	2,741,311

Nordstrom, Inc.	45,711	2,445,539

Total		13,937,629

Specialty Retail 8.7%

AutoZone, Inc.(a)	9,502	3,367,794

Bed Bath & Beyond, Inc.(a)	72,508	4,053,922

Dick’s Sporting Goods, Inc.	68,711	3,125,663

Foot Locker, Inc.	86,086	2,765,082

Gap, Inc. (The)	121,385	3,767,790

GNC Holdings, Inc., Class A	96,476	3,210,721

Limited Brands, Inc.	77,157	3,631,009

Common Stocks (continued)
Issuer	Shares	Value ($)

O’Reilly Automotive, Inc.(a)	38,517	3,444,190

PetSmart, Inc.	58,047	3,966,932

TJX Companies, Inc.	45,910	1,948,880

Ulta Salon Cosmetics & Fragrance, Inc.	67,687	6,650,925

Urban Outfitters, Inc.(a)	64,827	2,551,591

Total		42,484,499

Textiles, Apparel & Luxury Goods 2.1%

lululemon athletica, Inc.(a)	29,321	2,235,140

Michael Kors Holdings Ltd.(a)	51,012	2,603,142

PVH Corp.	17,967	1,994,517

VF Corp.	23,299	3,517,450

Total		10,350,249

Total Consumer Discretionary		109,578,911

Consumer Staples 5.1%
Beverages 0.8%

Beam, Inc.	65,740	4,016,057

Food & Staples Retailing 1.3%

Whole Foods Market, Inc.	68,548	6,260,489

Food Products 2.1%

Hershey Co. (The)	53,872	3,890,636

HJ Heinz Co.	46,082	2,658,009

Mead Johnson Nutrition Co.	56,093	3,695,968

Total		10,244,613

Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	31,797	1,903,368

Herbalife Ltd.	42,505	1,400,115

Total		3,303,483

Tobacco 0.2%

Lorillard, Inc.	10,718	1,250,469

Total Consumer Staples		25,075,111

Energy 6.4%
Energy Equipment & Services 3.0%

Cameron International Corp.(a)	77,240	4,360,970

Core Laboratories NV	26,282	2,872,886

Oceaneering International, Inc.	46,837	2,519,362

Oil States International, Inc.(a)	32,245	2,306,807

Superior Energy Services, Inc.(a)	122,941	2,547,338

Total		14,607,363

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	151

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 3.4%

Cabot Oil & Gas Corp.	90,431	4,498,038

Concho Resources, Inc.(a)	74,917	6,035,313

Continental Resources, Inc.(a)	41,561	3,054,318

Denbury Resources, Inc.(a)	183,460	2,972,052

Total		16,559,721

Total Energy		31,167,084

Financials 9.8%
Capital Markets 1.1%

Affiliated Managers Group, Inc.(a)	41,388	5,386,648

Commercial Banks 2.3%

BankUnited, Inc.	101,686	2,485,206

First Republic Bank	92,006	3,015,957

Signature Bank(a)	48,847	3,484,745

SunTrust Banks, Inc.	87,107	2,469,483

Total		11,455,391

Diversified Financial Services 1.4%

IntercontinentalExchange, Inc.(a)	19,227	2,380,495

Moody’s Corp.	86,994	4,377,538

Total		6,758,033

Insurance 0.6%

Marsh & McLennan Companies, Inc.	84,094	2,898,720

Real Estate Investment Trusts (REITs) 4.4%

Digital Realty Trust, Inc.	90,769	6,162,308

Home Properties, Inc.	68,381	4,192,439

Plum Creek Timber Co., Inc.	111,362	4,941,132

Rayonier, Inc.	116,104	6,017,670

Total		21,313,549

Total Financials		47,812,341

Health Care 13.2%
Biotechnology 4.2%

Alexion Pharmaceuticals, Inc.(a)	78,373	7,352,171

Elan Corp. PLC, ADR(a)	182,039	1,858,618

Medivation, Inc.(a)	18,525	947,739

Onyx Pharmaceuticals, Inc.(a)	64,120	4,842,984

Prothena Corp. PLC(a)	4,440	32,546

Regeneron Pharmaceuticals, Inc.(a)	13,594	2,325,526

Vertex Pharmaceuticals, Inc.(a)	71,770	3,010,034

Total		20,369,618

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Equipment & Supplies 2.1%

Align Technology, Inc.(a)	76,503	2,122,958

CR Bard, Inc.	19,715	1,926,944

Edwards Lifesciences Corp.(a)	67,354	6,073,310

Total		10,123,212

Health Care Providers & Services 4.1%

AmerisourceBergen Corp.	116,065	5,011,687

Brookdale Senior Living, Inc.(a)	119,896	3,035,767

Catamaran Corp.(a)	94,634	4,458,208

Express Scripts Holding Co.(a)	36,975	1,996,650

HMS Holdings Corp.(a)	127,083	3,293,991

Laboratory Corp. of America Holdings(a)	23,928	2,072,643

Total		19,868,946

Health Care Technology 0.6%

Cerner Corp.(a)	39,131	3,038,131

Life Sciences Tools & Services 0.8%

Illumina, Inc.(a)	74,325	4,131,727

Pharmaceuticals 1.4%

Perrigo Co.	35,762	3,720,321

Watson Pharmaceuticals, Inc.(a)	38,368	3,299,648

Total		7,019,969

Total Health Care		64,551,603

Industrials 14.5%
Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	50,642	3,201,587

Airlines 0.6%

United Continental Holdings, Inc.(a)	124,369	2,907,747

Building Products 1.1%

Fortune Brands Home & Security, Inc.(a)	109,559	3,201,314

USG Corp.(a)	80,374	2,256,098

Total		5,457,412

Commercial Services & Supplies 1.6%

Clean Harbors, Inc.(a)	64,418	3,543,634

Stericycle, Inc.(a)	43,929	4,097,258

Total		7,640,892

Construction & Engineering 0.6%

KBR, Inc.	99,360	2,972,851

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Electrical Equipment 2.2%

AMETEK, Inc.	134,186	5,041,368

Regal-Beloit Corp.	36,217	2,552,212

Rockwell Automation, Inc.	36,439	3,060,512

Total		10,654,092

Machinery 1.6%

Cummins, Inc.	35,188	3,812,620

Donaldson Co., Inc.	30,069	987,466

Joy Global, Inc.	48,349	3,083,699

Total		7,883,785

Professional Services 2.3%

IHS, Inc., Class A(a)	33,949	3,259,104

Nielsen Holdings NV(a)	83,705	2,560,536

Verisk Analytics, Inc., Class A(a)	107,888	5,502,288

Total		11,321,928

Road & Rail 1.8%

CSX Corp.	164,746	3,250,439

JB Hunt Transport Services, Inc.	23,138	1,381,570

Kansas City Southern	51,271	4,280,103

Total		8,912,112

Trading Companies & Distributors 2.0%

Fastenal Co.	71,256	3,326,943

United Rentals, Inc.(a)	49,741	2,264,210

WW Grainger, Inc.	19,956	4,038,496

Total		9,629,649

Total Industrials		70,582,055

Information Technology 16.7%
Communications Equipment 1.5%

F5 Networks, Inc.(a)	76,646	7,446,159

Electronic Equipment, Instruments & Components 0.7%

Amphenol Corp., Class A	50,938	3,295,689

Internet Software & Services 2.3%

Equinix, Inc.(a)	15,236	3,141,663

LinkedIn Corp., Class A(a)	38,685	4,441,812

Rackspace Hosting, Inc.(a)	51,075	3,793,340

Total		11,376,815

IT Services 2.0%

Alliance Data Systems Corp.(a)	31,077	4,498,706

Teradata Corp.(a)	86,529	5,355,280

Total		9,853,986

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.7%

Altera Corp.	84,885	2,923,439

KLA-Tencor Corp.	118,816	5,674,652

Microchip Technology, Inc.	88,674	2,889,886

Skyworks Solutions, Inc.(a)	78,011	1,583,623

Total		13,071,600

Software 7.5%

ANSYS, Inc.(a)	65,114	4,384,777

Autodesk, Inc.(a)	79,670	2,816,335

Citrix Systems, Inc.(a)	76,970	5,060,777

Concur Technologies, Inc.(a)	29,873	2,017,025

Fortinet, Inc.(a)	194,797	4,104,373

Intuit, Inc.	74,313	4,421,624

Red Hat, Inc.(a)	118,564	6,279,149

Salesforce.com, Inc.(a)	16,776	2,820,046

Splunk, Inc.(a)	51,855	1,504,832

TIBCO Software, Inc.(a)	132,949	2,926,207

Total		36,335,145

Total Information Technology		81,379,394

Materials 7.0%
Chemicals 4.1%

Albemarle Corp.	44,962	2,793,039

Celanese Corp., Class A	33,865	1,508,009

CF Industries Holdings, Inc.	29,736	6,041,166

Eastman Chemical Co.	31,738	2,159,771

Sherwin-Williams Co. (The)	48,193	7,413,047

Total		19,915,032

Containers & Packaging 1.0%

Crown Holdings, Inc.(a)	74,356	2,737,044

Rock-Tenn Co., Class A	33,969	2,374,773

Total		5,111,817

Metals & Mining 1.2%

Cliffs Natural Resources, Inc.	54,998	2,120,723

Royal Gold, Inc.	46,724	3,799,128

Total		5,919,851

Paper & Forest Products 0.7%

International Paper Co.	82,163	3,273,374

Total Materials		34,220,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	153

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 2.4%
Wireless Telecommunication Services 2.4%

Crown Castle International Corp.(a)	110,264	7,956,650

SBA Communications Corp., Class A(a)	51,340	3,646,167

Total		11,602,817

Total Telecommunication Services		11,602,817

Utilities 0.8%
Electric Utilities 0.8%

ITC Holdings Corp.	53,513	4,115,684

Total Utilities		4,115,684

Total Common Stocks
(Cost: $447,582,441)		480,085,074

Money Market Funds 3.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	17,494,195	17,494,195

Total Money Market Funds
(Cost: $17,494,195)		17,494,195

Total Investments
(Cost: $465,076,636)		497,579,269

Other Assets & Liabilities, Net		(9,368,681)

Net Assets		488,210,588

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	7,590,613	367,930,261	(358,026,679)	17,494,195	19,612	17,494,195

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	109,578,911	—	—	109,578,911

Consumer Staples	25,075,111	—	—	25,075,111

Energy	31,167,084	—	—	31,167,084

Financials	47,812,341	—	—	47,812,341

Health Care	64,551,603	—	—	64,551,603

Industrials	70,582,055	—	—	70,582,055

Information Technology	81,379,394	—	—	81,379,394

Materials	34,220,074	—	—	34,220,074

Telecommunication Services	11,602,817	—	—	11,602,817

Utilities	4,115,684	—	—	4,115,684

Total Equity Securities	480,085,074	—	—	480,085,074

Other

Money Market Funds	17,494,195	—	—	17,494,195

Total Other	17,494,195	—	—	17,494,195

Total	497,579,269	—	—	497,579,269

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	155

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Non-Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 0.1%
Castle Peak Loan Trust CMO Series 2011-1 Class 22A1(a)(b)
05/25/52	6.250%		2,131,966	2,131,966

PennyMac Loan Trust Series 2011-NPL1 Class A(a)(b)(c)
09/25/51	5.250%		677,277	676,630

Total				2,808,596

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $2,799,724)				2,808,596

Asset-Backed Securities — Non-Agency —%
United States —%
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(c)
05/25/36	0.310%		311,619	310,767

Total Asset-Backed Securities — Non-Agency
(Cost: $303,536)				310,767

Inflation-Indexed Bonds(d) 82.4%
Australia 1.1%
Australia Government Index-Linked Bond
Senior Unsecured
08/20/15	4.000%	AUD	197,802	225,767
08/20/20	4.000%	AUD	6,147,028	8,063,273
09/20/25	3.000%	AUD	8,678,072	11,397,774

New South Wales Treasury Corp.
11/20/25	2.750%	AUD	11,411,973	13,350,569

Total				33,037,383

Canada 3.4%
Canadian Government Bond
12/01/41	2.000%	CAD	4,394,720	6,364,138
12/01/36	3.000%	CAD	4,389,828	7,189,829
12/01/26	4.250%	CAD	32,362,103	52,083,263
12/01/31	4.000%	CAD	9,360,190	16,261,689
12/01/44	1.500%	CAD	13,979,354	18,568,354

Total				100,467,273

France 10.0%
France Government Bond OAT
07/25/19	1.300%	EUR	10,036,275	14,923,714
07/25/17	1.000%	EUR	10,664,700	15,425,326
07/25/27	1.850%	EUR	8,051,896	12,713,149
07/25/29	3.400%	EUR	13,398,804	26,189,378
07/25/32	3.150%	EUR	16,664,488	32,370,813
07/25/40	1.800%	EUR	21,316,239	36,111,337
07/25/23	2.100%	EUR	16,465,525	26,234,589

Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/25/22	1.100%	EUR	16,233,859	23,563,111
07/25/20	2.250%	EUR	54,965,412	86,359,849
07/25/15	1.600%	EUR	8,650,938	12,282,106

French Treasury Note BTAN
07/25/16	0.450%	EUR	5,303,949	7,444,370

Total				293,617,742

Germany 2.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	3,159,840	4,549,973

Deutsche Bundesrepublik Inflation-Linked Bond
04/15/23	0.100%	EUR	14,674,660	20,351,911
04/15/20	1.750%	EUR	22,040,725	34,463,102
04/15/16	1.500%	EUR	4,895,362	7,023,680

Total				66,388,666

Italy 3.0%
Italy Buoni Poliennali Del Tesoro
09/15/16	2.100%	EUR	30,848,284	41,234,376
09/15/41	2.550%	EUR	12,819,185	14,563,439

Senior Unsecured
09/15/14	2.150%	EUR	24,753,032	33,426,696

Total				89,224,511

Sweden 1.9%
Sweden Government Bond
12/01/15	3.500%	SEK	61,396,825	10,433,359
06/01/22	0.250%	SEK	38,404,966	6,048,481

Sweden Inflation-Linked Government Bond
12/01/20	4.000%	SEK	103,197,163	20,847,995
12/01/28	3.500%	SEK	84,641,663	19,699,523

Total				57,029,358

United Kingdom 24.2%
United Kingdom Gilt Inflation-Linked
11/22/42	0.625%	GBP	28,431,450	53,561,317
03/22/50	0.500%	GBP	18,756,084	34,349,852
01/26/35	2.000%	GBP	3,490,825	8,256,145
11/22/17	1.250%	GBP	652,783	1,212,165
11/22/22	1.875%	GBP	27,109,770	56,467,273
11/22/32	1.250%	GBP	8,594,840	17,782,229
03/22/62	0.375%	GBP	18,471,598	33,438,992
03/22/34	0.750%	GBP	24,425,478	46,070,466
11/22/55	1.250%	GBP	20,505,480	48,778,183
11/22/27	1.250%	GBP	23,180,479	46,791,355
03/22/40	0.625%	GBP	21,434,112	39,846,519
11/22/37	1.125%	GBP	39,520,908	81,599,165
11/22/47	0.750%	GBP	25,292,232	49,726,969
07/22/30	4.125%	GBP	20,426,748	58,954,189
07/26/16	2.500%	GBP	296,500	557,867
04/16/20	2.500%	GBP	35,767,917	74,077,723

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
07/17/24	2.500%	GBP	22,299,300	49,628,781

Senior Unsecured
03/22/29	0.125%	GBP	6,722,690	11,451,228

Total				712,550,418

United States 36.5%
U.S. Treasury Inflation-Indexed Bond
07/15/22	0.125%		76,050,313	77,156,542
07/15/21	0.625%		29,660,648	33,715,822
04/15/29	3.875%		20,402,805	33,817,649
01/15/25	2.375%		46,202,951	62,327,041
01/15/26	2.000%		30,651,598	40,196,689
01/15/27	2.375%		29,398,635	40,533,368
01/15/28	1.750%		16,010,320	20,724,607
01/15/29	2.500%		61,519,540	87,742,244
04/15/32	3.375%		5,994,674	9,880,440
02/15/42	0.750%		109,930,024	118,386,562
01/15/22	0.125%		38,631,978	41,951,933
04/15/16	0.125%		13,345,771	14,052,683
01/15/15	1.625%		82,377,240	87,519,392
02/15/40	2.125%		41,695,771	61,182,040
07/15/15	1.875%		56,250,579	61,326,294
01/15/16	2.000%		30,651,598	33,984,959
01/15/19	2.125%		11,528,180	13,996,836
04/15/14	1.250%		53,830,743	55,496,158
07/15/19	1.875%		3,520,920	4,285,343
04/15/15	0.500%		43,762,990	45,663,967
07/15/20	1.250%		59,477,070	70,554,675
02/15/41	2.125%		40,191,835	59,348,911

Total				1,073,844,155

Total Inflation-Indexed Bonds
(Cost: $2,212,320,422)				2,426,159,506

U.S. Treasury Obligations 0.8%
United States 0.8%
U.S. Treasury
04/30/17	0.875%		13,535,000	13,701,020
11/15/42	2.750%		10,190,000	9,801,506

Total				23,502,526

Total U.S. Treasury Obligations
(Cost: $23,561,360)				23,502,526

Foreign Government Obligations(d) 1.3%
Brazil 0.3%
Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	1,266,000	6,181,481
Senior Notes
01/01/17	10.000%	BRL	129,100	664,550

Total				6,846,031

Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Greece —%
Hellenic Republic Government Bond Senior Unsecured(c)(e)
10/15/42	0.000%	EUR	12,871,600	115,582

Mexico 1.0%
Mexican Bonos
12/17/15	8.000%	MXN	34,813,000	29,192,579

Total Foreign Government Obligations
(Cost: $36,066,060)				36,154,192

Options Purchased Calls —%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Long Bond
	387	153.00	01/25/13	42,330
	630	151.00	02/22/13	452,813

Total Options Purchased Calls
(Cost: $1,236,471)				495,143

Options Purchased Puts —%
U.S. Treasury Long Bond
	366	147.00	01/25/13	428,908

Total Options Purchased Puts
(Cost: $212,337)				428,908

Money Market Funds 11.2%
			Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)(h)			329,560,414	329,560,414

Total Money Market Funds
(Cost: $329,560,414)				329,560,414

Total Investments
(Cost: $2,606,060,324)				2,819,420,052

Other Assets & Liabilities, Net				125,014,595

Net Assets				2,944,434,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	157

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $4,328,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bund, 10-year	(365)	(70,166,736)	March 2013	—	(579,926)

United Kingdom Long GILT, 10-year	(409)	(79,010,450)	March 2013	260,175	—

U.S. Treasury Note, 5-year	443	55,115,429	March 2013	—	(45,569)

U.S. Treasury Note, 10-year	1,563	207,537,094	March 2013	—	(477,418)

U.S. Treasury Long Bond, 30-year	(594)	(87,615,000)	March 2013	1,334,182	—

U.S. Treasury Ultra Bond, 30-year	(261)	(42,436,969)	March 2013	643,390	—

Total				2,237,747	(1,102,913)

Open Options Contracts Written at December 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
U.S. Treasury Long Bond	Call	630	155.00	392,471	February 2013	98,437
U.S. Treasury Long Bond	Put	366	144.00	73,601	January 2013	125,813

Total						224,250

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets, Inc.	January 16, 2013	31,297,000 (AUD	)	32,368,171 (USD	)	—	(98,834)

Citigroup Global Markets, Inc.	January 16, 2013	97,880,000 (CAD	)	98,012,513 (USD	)	—	(361,169)

Citigroup Global Markets, Inc.	January 16, 2013	510,389,000 (GBP	)	823,013,170 (USD	)	—	(6,057,271)

UBS Securties, Inc.	January 16, 2013	7,670,000 (GBP	)	12,285,634 (USD	)	—	(173,432)

Citigroup Global Markets, Inc.	January 16, 2013	351,289,000 (MXN	)	26,747,010 (USD	)	—	(395,224)

Citigroup Global Markets, Inc.	January 16, 2013	375,301,000 (SEK	)	56,230,471 (USD	)	—	(1,461,425)

Citigroup Global Markets, Inc.	January 16, 2013	36,383,438 (USD	)	22,690,000 (GBP	)	473,956	—

Citigroup Global Markets, Inc.	January 23, 2013	298,863,000 (EUR	)	386,858,546 (USD	)	—	(7,697,437)

BNP Paribas Securities Corp.	January 23, 2013	58,773,000 (EUR	)	76,275,247 (USD	)	—	(1,316,288)

Citigroup Global Markets, Inc.	February 4, 2013	12,721,830 (BRL	)	6,066,681 (USD	)	—	(119,159)

Citigroup Global Markets, Inc.	February 6, 2013	16,960,000 (EUR	)	21,994,881 (USD	)	—	(398,318)

Citigroup Global Markets, Inc.	February 20, 2013	2,413,770,000 (JPY	)	29,463,024 (USD	)	1,590,838	—

Total						2,064,794	(18,078,557)

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $2,808,596 or 0.10% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	Zero coupon bond.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	54,931,086	1,304,865,085	(1,030,235,757)	329,560,414	137,957	329,560,414

(h)	At December 31, 2012, cash or short-term securities were designated to cover open put and/or call options on futures written.

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	159

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Fair Value Measurements (continued)

the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Non-Agency	—	676,630	2,131,966	2,808,596

Asset-Backed Securities — Non-Agency	—	310,767	—	310,767

Inflation-Indexed Bonds	—	2,426,159,506	—	2,426,159,506

U.S. Treasury Obligations	23,502,526	—	—	23,502,526

Foreign Government Obligations	—	36,154,192	—	36,154,192

Total Bonds	23,502,526	2,463,301,095	2,131,966	2,488,935,587

Other

Options Purchased Calls	495,143	—	—	495,143

Options Purchased Puts	428,908	—	—	428,908

Money Market Funds	329,560,414	—	—	329,560,414

Total Other	330,484,465	—	—	330,484,465

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	353,986,991	2,463,301,095	2,131,966	2,819,420,052
Derivatives

Assets

Futures Contracts	2,237,747	—	—	2,237,747

Forward Foreign Currency Exchange Contracts	—	2,064,794	—	2,064,794
Liabilities

Futures Contracts	(1,102,913)	—	—	(1,102,913)

Options Contracts Written	(224,250)	—	—	(224,250)

Forward Foreign Currency Exchange Contracts	—	(18,078,557)	—	(18,078,557)

Total	354,897,575	2,447,287,332	2,131,966	2,804,316,873

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities- Non-Agency ($)
Balance as of December 31, 2011	13,038,406

Accrued discounts/premiums	—

Realized gain (loss)	25,136

Change in unrealized appreciation (depreciation)(a)	4,850

Sales	(8,463,570)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	(2,472,856)

Balance as of December 31, 2012	2,131,966

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012, was $7,385.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	161

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.1%
Issuer	Shares	Value ($)

Consumer Discretionary 13.6%
Auto Components 1.9%

American Axle & Manufacturing Holdings, Inc.(a)	1,084,450	12,145,840

Cooper Tire & Rubber Co.	74,700	1,894,392

Dana Holding Corp.	668,058	10,428,385

Gentex Corp.	279,900	5,267,718

Motorcar Parts Of America, Inc.(a)	282,580	1,856,551

Total		31,592,886

Automobiles 0.1%

Winnebago Industries, Inc.(a)	72,200	1,236,786

Distributors 0.1%

Core-Mark Holding Co., Inc.	37,240	1,763,314

Diversified Consumer Services 0.8%

ITT Educational Services, Inc.(a)	53,200	920,892

Mac-Gray Corp.	426,240	5,349,312

Regis Corp.	245,900	4,160,628

Service Corp. International	58,360	805,952

Stewart Enterprises, Inc., Class A	166,280	1,270,379

Strayer Education, Inc.	15,160	851,537

Total		13,358,700

Hotels, Restaurants & Leisure 1.8%

Bob Evans Farms, Inc.	323,344	12,998,429

Boyd Gaming Corp.(a)	215,740	1,432,514

CEC Entertainment, Inc.	145,500	4,829,145

Choice Hotels International, Inc.	47,330	1,591,234

Monarch Casino & Resort, Inc.(a)	180,020	1,964,018

Multimedia Games Holdings Co., Inc.(a)	96,160	1,414,514

Orient-Express Hotels Ltd.(a)	123,170	1,439,857

Pinnacle Entertainment, Inc.(a)	37,590	595,050

WMS Industries, Inc.(a)	171,140	2,994,950

Total		29,259,711

Household Durables 1.4%

Ethan Allen Interiors, Inc.	66,540	1,710,743

Gafisa SA, ADR(a)	255,410	1,187,656

Hovnanian Enterprises, Inc., Class A(a)	223,900	1,567,300

Meritage Homes Corp.(a)	41,320	1,543,302

NACCO Industries, Inc., Class A	11,650	707,039

Standard Pacific Corp.(a)	337,940	2,483,859

Tempur-Pedic International, Inc.(a)	46,520	1,464,915

Whirlpool Corp.	125,700	12,789,975

Total		23,454,789

Common Stocks (continued)
Issuer	Shares	Value ($)

Leisure Equipment & Products 0.8%

Arctic Cat, Inc.(a)	32,800	1,095,192

Brunswick Corp.	380,900	11,080,381

Total		12,175,573

Media 1.4%

AMC Networks, Inc., Class A(a)	164,700	8,152,650

DreamWorks Animation SKG, Inc., Class A(a)	149,150	2,471,415

John Wiley & Sons, Inc., Class A	89,200	3,472,556

Madison Square Garden Co. (The), Class A(a)	213,720	9,478,482

Total		23,575,103

Multiline Retail 0.9%

Big Lots, Inc.(a)	342,140	9,737,304

Fred’s, Inc., Class A	327,650	4,361,022

Total		14,098,326

Specialty Retail 3.5%

Abercrombie & Fitch Co., Class A	68,230	3,272,993

ANN, Inc.(a)	42,940	1,453,090

Ascena Retail Group, Inc.(a)	371,768	6,873,990

Cabela’s, Inc.(a)	155,800	6,504,650

Finish Line, Inc., Class A (The)	336,940	6,378,274

Group 1 Automotive, Inc.	32,380	2,007,236

MarineMax, Inc.(a)	8,070	72,146

Men’s Wearhouse, Inc. (The)	308,950	9,626,882

PEP Boys-Manny, Moe & Jack (The)	328,020	3,224,437

RadioShack Corp.	1,366,466	2,896,908

Rent-A-Center, Inc.	286,691	9,850,703

Select Comfort Corp.(a)	59,610	1,559,994

Stage Stores, Inc.	142,170	3,522,972

Total		57,244,275

Textiles, Apparel & Luxury Goods 0.9%

Iconix Brand Group, Inc.(a)	192,860	4,304,635

Jones Group, Inc. (The)	584,490	6,464,460

True Religion Apparel, Inc.	126,950	3,227,069

Total		13,996,164

Total Consumer Discretionary		221,755,627

Consumer Staples 2.5%
Food & Staples Retailing 1.6%

Casey’s General Stores, Inc.	100,700	5,347,170

Harris Teeter Supermarkets, Inc.	361,273	13,930,687

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Ingles Markets, Inc., Class A	125,640	2,168,546

Village Super Market, Inc., Class A	162,250	5,331,535

Total		26,777,938

Food Products 0.6%

B&G Foods, Inc.	62,110	1,758,334

Industrias Bachoco SAB de CV, ADR	143,138	3,996,413

J&J Snack Foods Corp.	41,183	2,633,241

Omega Protein Corp.(a)	219,180	1,341,382

Total		9,729,370

Personal Products 0.1%

Elizabeth Arden, Inc.(a)	31,570	1,420,966

Tobacco 0.2%

Alliance One International, Inc.(a)	445,635	1,622,111

Universal Corp.	23,870	1,191,352

Total		2,813,463

Total Consumer Staples		40,741,737

Energy 4.5%
Energy Equipment & Services 1.7%

Bristow Group, Inc.	154,540	8,292,616

Exterran Holdings, Inc.(a)	36,660	803,587

Gulfmark Offshore, Inc., Class A	68,300	2,352,935

Hercules Offshore, Inc.(a)	409,300	2,529,474

Hornbeck Offshore Services, Inc.(a)	38,470	1,321,060

Newpark Resources, Inc.(a)	252,630	1,983,146

Parker Drilling Co.(a)	682,652	3,140,199

Tetra Technologies, Inc.(a)	147,730	1,121,271

Tidewater, Inc.	149,269	6,669,339

Willbros Group, Inc.(a)	35,500	190,280

Total		28,403,907

Oil, Gas & Consumable Fuels 2.8%

Advantage Oil & Gas Ltd.(a)	1,153,025	3,735,801

Arch Coal, Inc.	141,220	1,033,730

Berry Petroleum Co., Class A	346,460	11,623,733

Carrizo Oil & Gas, Inc.(a)	73,320	1,533,854

Cloud Peak Energy, Inc.(a)	110,140	2,129,006

Endeavour International Corp.(a)	15,110	78,270

EPL Oil & Gas, Inc.(a)	46,700	1,053,085

Evolution Petroleum Corp.(a)	566,753	4,607,702

Miller Energy Resources Inc(a)	630,700	2,497,572

Overseas Shipholding Group, Inc.(a)	298,635	258,319

Resolute Energy Corp.(a)	223,040	1,813,315

Common Stocks (continued)
Issuer	Shares	Value ($)

Rex Energy Corp.(a)	264,500	3,443,790

VAALCO Energy, Inc.(a)	274,550	2,374,858

W&T Offshore, Inc.	104,930	1,682,028

WPX Energy, Inc.(a)	522,000	7,767,360

Total		45,632,423

Total Energy		74,036,330

Financials 22.6%
Capital Markets 1.5%

Capital Southwest Corp.	31,924	3,180,588

Duff & Phelps Corp., Class A	431,700	6,743,154

Janus Capital Group, Inc.	860,200	7,328,904

Medallion Financial Corp.	161,858	1,900,213

Oppenheimer Holdings, Inc., Class A	38,082	657,676

Prospect Capital Corp.	104,023	1,130,730

SWS Group, Inc.(a)	321,620	1,701,370

Walter Investment Management(a)	28,230	1,214,455

Total		23,857,090

Commercial Banks 7.0%

Banco Latinoamericano de Comercio Exterior SA, Class E	69,300	1,494,108

Bank of the Ozarks, Inc.	124,100	4,153,627

Banner Corp.	35,270	1,083,847

BBCN Bancorp, Inc.	646,050	7,474,798

Boston Private Financial Holdings, Inc.	195,000	1,756,950

CapitalSource, Inc.	247,660	1,877,263

Cathay General Bancorp	107,930	2,104,635

Citizens Republic Bancorp, Inc.(a)	109,380	2,074,939

Community Bank System, Inc.	194,060	5,309,482

Community Trust Bancorp, Inc.	24,540	804,421

First BanCorp(a)	164,630	754,005

First Citizens BancShares Inc., Class A	25,455	4,161,892

First Commonwealth Financial Corp.	257,760	1,757,923

First Merchants Corp.	103,490	1,535,792

First Midwest Bancorp, Inc.	120,650	1,510,538

FirstMerit Corp.	117,700	1,670,163

FNB Corp.	155,430	1,650,667

Fulton Financial Corp.	573,600	5,512,296

Glacier Bancorp, Inc.	133,490	1,963,638

Hancock Holding Co.	58,730	1,864,090

Hanmi Financial Corp.(a)	118,730	1,613,541

HomeTrust Bancshares, Inc.(a)	89,590	1,210,361

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	163

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

National Penn Bancshares, Inc.	154,290	1,437,983

PacWest Bancorp	75,910	1,881,050

Popular, Inc.(a)	94,400	1,962,576

PrivateBancorp, Inc.	111,630	1,710,172

Prosperity Bancshares, Inc.	303,110	12,730,620

Susquehanna Bancshares, Inc.	167,990	1,760,535

Synovus Financial Corp.	5,283,800	12,945,310

Taylor Capital Group, Inc.(a)	51,210	924,340

TCF Financial Corp.	130,410	1,584,481

Tompkins Financial Corp.	39,920	1,582,429

Trustmark Corp.	167,900	3,771,034

United Bankshares, Inc.	54,900	1,335,168

Webster Financial Corp.	263,220	5,409,171

Westamerica Bancorporation	130,900	5,575,031

Western Alliance Bancorp(a)	151,240	1,592,557

Wintrust Financial Corp.	143,386	5,262,266

Total		114,803,699

Consumer Finance 0.6%

Cash America International, Inc.	146,726	5,820,621

Nelnet, Inc., Class A	69,980	2,084,704

Netspend Holdings, Inc.(a)	151,420	1,789,784

Total		9,695,109

Diversified Financial Services 0.2%

PHH Corp.(a)	40,290	916,597

Pico Holdings, Inc.(a)	108,010	2,189,363

Total		3,105,960

Insurance 7.7%

Alterra Capital Holdings Ltd.	563,588	15,887,546

American Equity Investment Life Holding Co.	472,200	5,765,562

American National Insurance Co.	68,826	4,700,128

Aspen Insurance Holdings Ltd.	170,700	5,476,056

Endurance Specialty Holdings Ltd.	190,300	7,553,007

First American Financial Corp.	38,860	936,137

Hilltop Holdings, Inc.(a)	177,830	2,407,818

Horace Mann Educators Corp.	262,292	5,235,348

Montpelier Re Holdings Ltd.	702,140	16,050,921

National Financial Partners Corp.(a)	63,230	1,083,762

Navigators Group, Inc. (The)(a)	73,176	3,737,098

Platinum Underwriters Holdings Ltd.	452,409	20,810,814

ProAssurance Corp.	151,200	6,379,128

Protective Life Corp.	159,500	4,558,510

Common Stocks (continued)
Issuer	Shares	Value ($)

Selective Insurance Group, Inc.	98,600	1,900,022

StanCorp Financial Group, Inc.	117,600	4,312,392

Stewart Information Services Corp.	43,780	1,138,280

Tower Group, Inc.	67,750	1,203,918

Validus Holdings Ltd.	157,467	5,445,209

White Mountains Insurance Group Ltd.	21,832	11,243,480

Total		125,825,136

Real Estate Investment Trusts (REITs) 4.6%

American Assets Trust, Inc.	66,070	1,845,335

Brandywine Realty Trust	416,920	5,082,255

Colonial Properties Trust	75,630	1,616,213

CubeSmart	479,460	6,985,732

DiamondRock Hospitality Co.	164,700	1,482,300

DuPont Fabros Technology, Inc.	263,720	6,371,475

EPR Properties	33,600	1,549,296

FelCor Lodging Trust, Inc.(a)	341,840	1,596,393

Government Properties Income Trust	151,700	3,636,249

Granite Real Estate, Inc.	710,800	27,017,508

Hatteras Financial Corp.	137,100	3,401,451

Healthcare Realty Trust, Inc.	51,590	1,238,676

Highwoods Properties, Inc.	34,080	1,139,976

Invesco Mortgage Capital, Inc.	43,960	866,452

LaSalle Hotel Properties	58,540	1,486,330

LTC Properties, Inc.	132,500	4,662,675

Redwood Trust, Inc.	57,740	975,228

Sunstone Hotel Investors, Inc.(a)	163,890	1,755,262

Two Harbors Investment Corp.	104,660	1,159,633

Universal Health Realty Income Trust	15,460	782,431

Total		74,650,870

Real Estate Management & Development 0.1%

FirstService Corp.(a)	71,413	2,018,131

Thrifts & Mortgage Finance 0.9%

Dime Community Bancshares, Inc.	363,400	5,047,626

Flagstar Bancorp, Inc.(a)	47,450	920,530

HomeStreet, Inc.(a)	51,490	1,315,570

MGIC Investment Corp.(a)	150,170	399,452

Ocwen Financial Corp.(a)	33,270	1,150,809

Provident Financial Services, Inc.	118,030	1,761,008

Washington Federal, Inc.	187,400	3,161,438

Total		13,756,433

Total Financials		367,712,428

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 6.2%
Biotechnology 0.1%

Celldex Therapeutics, Inc.(a)	206,660	1,386,689

Health Care Equipment & Supplies 2.5%

Alere, Inc.(a)	28,000	518,000

CONMED Corp.	42,830	1,197,098

Cynosure Inc., Class A(a)	58,570	1,412,123

Hill-Rom Holdings, Inc.	97,320	2,773,620

ICU Medical, Inc.(a)	115,830	7,057,522

Integra LifeSciences Holdings Corp.(a)	47,600	1,854,972

Meridian Bioscience, Inc.	254,100	5,145,525

STERIS Corp.	222,840	7,739,233

Symmetry Medical, Inc.(a)	20,110	211,557

Thoratec Corp.(a)	34,240	1,284,685

West Pharmaceutical Services, Inc.	226,740	12,414,015

Total		41,608,350

Health Care Providers & Services 2.4%

Chemed Corp.	44,200	3,031,678

Emeritus Corp.(a)	39,150	967,788

Ensign Group, Inc. (The)	160,380	4,360,732

Gentiva Health Services, Inc.(a)	161,150	1,619,558

HealthSouth Corp.(a)	663,810	14,013,029

Kindred Healthcare, Inc.(a)	167,960	1,817,327

Magellan Health Services, Inc.(a)	22,430	1,099,070

Owens & Minor, Inc.	381,152	10,866,644

PharMerica Corp.(a)	128,160	1,824,998

Total		39,600,824

Health Care Technology 0.3%

MedAssets, Inc.(a)	82,410	1,382,016

Quality Systems, Inc.	160,980	2,794,613

Total		4,176,629

Life Sciences Tools & Services 0.7%

Covance, Inc.(a)	137,900	7,966,483

Nordion, Inc.	508,910	3,282,469

Total		11,248,952

Pharmaceuticals 0.2%

Questcor Pharmaceuticals, Inc.	106,800	2,853,696

Total Health Care		100,875,140

Industrials 17.2%
Aerospace & Defense 0.7%

Cubic Corp.	147,283	7,065,166

Common Stocks (continued)
Issuer	Shares	Value ($)

Curtiss-Wright Corp.	81,800	2,685,494

Moog, Inc., Class A(a)	39,640	1,626,429

Total		11,377,089

Air Freight & Logistics 0.8%

Atlas Air Worldwide Holdings, Inc.(a)	36,730	1,627,506

Forward Air Corp.	303,400	10,622,034

Total		12,249,540

Airlines 1.6%

Air France-KLM, ADR(a)	147,650	1,426,299

Hawaiian Holdings, Inc.(a)	207,930	1,366,100

JetBlue Airways Corp.(a)	3,054,732	17,442,520

Skywest, Inc.	107,620	1,340,945

Southwest Airlines Co.	463,299	4,744,182

Total		26,320,046

Building Products 1.9%

AAON, Inc.	68,390	1,427,299

Apogee Enterprises, Inc.	77,850	1,866,064

Gibraltar Industries, Inc.(a)	440,563	7,013,763

Lennox International, Inc.	39,010	2,048,805

Quanex Building Products Corp.	34,850	711,289

Simpson Manufacturing Co., Inc.	279,700	9,171,363

Trex Co., Inc.(a)	229,700	8,551,731

Total		30,790,314

Commercial Services & Supplies 4.6%

ABM Industries, Inc.	146,710	2,926,864

Brink’s Co. (The)	393,637	11,230,464

G&K Services, Inc., Class A	89,020	3,040,033

Geo Group, Inc. (The)	668,988	18,865,462

Herman Miller, Inc.	342,700	7,340,634

Interface, Inc.	129,720	2,085,898

Mine Safety Appliances Co.	30,010	1,281,727

Mobile Mini, Inc.(a)	643,200	13,397,856

Standard Parking Corp.(a)	184,020	4,046,600

Unifirst Corp.	120,216	8,814,237

United Stationers, Inc.	43,480	1,347,445

Total		74,377,220

Construction & Engineering 1.1%

Aegion Corp.(a)	428,400	9,506,196

Comfort Systems U.S.A., Inc.	474,718	5,772,571

EMCOR Group, Inc.	45,160	1,562,987

Layne Christensen Co.(a)	77,010	1,869,033

Total		18,710,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	165

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Electrical Equipment 1.2%

Belden, Inc.	113,400	5,101,866

Brady Corp., Class A	60,210	2,011,014

Franklin Electric Co., Inc.	51,944	3,229,358

Regal-Beloit Corp.	138,900	9,788,283

Total		20,130,521

Machinery 3.1%

Actuant Corp., Class A	141,010	3,935,589

Briggs & Stratton Corp.	94,410	1,990,163

ESCO Technologies, Inc.	47,890	1,791,565

FreightCar America, Inc.	9,810	219,940

Hyster-Yale Materials Handling, Inc.	11,650	568,520

John Bean Technologies Corp.	168,430	2,993,001

Manitowoc Co., Inc. (The)	115,980	1,818,566

Oshkosh Corp.(a)	476,100	14,116,365

Tecumseh Products Co., Class B(a)	29,977	137,295

Terex Corp.(a)	583,700	16,407,807

Toro Co. (The)	95,880	4,120,923

Watts Water Technologies, Inc., Class A	40,580	1,744,534

Total		49,844,268

Professional Services 1.1%

Insperity, Inc.	180,420	5,874,475

Kelly Services, Inc., Class A	185,650	2,922,131

Korn/Ferry International(a)	621,700	9,860,162

Total		18,656,768

Road & Rail 0.4%

Avis Budget Group, Inc.(a)	110,790	2,195,858

Heartland Express, Inc.	256,330	3,350,233

Saia, Inc.(a)	68,800	1,590,656

Total		7,136,747

Trading Companies & Distributors 0.7%

Aircastle Ltd.	657,780	8,248,561

Beacon Roofing Supply, Inc.(a)	43,170	1,436,698

TAL International Group, Inc.	47,650	1,733,507

Total		11,418,766

Total Industrials		281,012,066

Information Technology 14.6%
Communications Equipment 0.9%

Aviat Networks, Inc.(a)	42,420	139,562

Ituran Location and Control Ltd.	102,614	1,392,472

Common Stocks (continued)
Issuer	Shares	Value ($)

Ixia(a)	124,770	2,118,594

Plantronics, Inc.	254,770	9,393,370

Procera Networks, Inc.(a)	67,100	1,244,705

Total		14,288,703

Computers & Peripherals 0.1%

Lexmark International, Inc., Class A	47,860	1,109,874

Electronic Equipment, Instruments & Components 6.4%

Celestica, Inc.(a)	1,309,261	10,670,477

Cognex Corp.	244,900	9,017,218

CTS Corp.	321,100	3,413,293

Daktronics, Inc.	192,090	2,126,436

Electro Rent Corp.	206,040	3,168,895

FARO Technologies, Inc.(a)	124,500	4,442,160

Ingram Micro, Inc., Class A(a)	684,839	11,587,476

Insight Enterprises, Inc.(a)	96,470	1,675,684

Littelfuse, Inc.	181,800	11,218,878

Mercury Systems, Inc.(a)	458,300	4,216,360

Park Electrochemical Corp.	295,991	7,615,849

Plexus Corp.(a)	395,130	10,194,354

Rofin-Sinar Technologies, Inc.(a)	80,790	1,751,527

Sanmina Corp.(a)	998,003	11,047,893

Vishay Intertechnology, Inc.(a)	1,205,700	12,816,591

Total		104,963,091

Internet Software & Services 0.4%

Blucora, Inc.(a)	74,630	1,172,437

IntraLinks Holdings, Inc.(a)	202,690	1,250,597

j2 Global, Inc.	44,310	1,355,000

OpenTable, Inc.(a)	20,750	1,012,600

ValueClick, Inc.(a)	108,730	2,110,450

Total		6,901,084

IT Services 2.8%

Computer Services, Inc.	35,830	1,030,650

Convergys Corp.	399,670	6,558,585

CSG Systems International, Inc.(a)	158,880	2,888,438

DST Systems, Inc.	206,550	12,516,930

Euronet Worldwide, Inc.(a)	79,430	1,874,548

MAXIMUS, Inc.	134,300	8,490,446

NeuStar, Inc., Class A(a)	260,810	10,935,763

Unisys Corp.(a)	72,200	1,249,060

Total		45,544,420

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.4%

Advanced Energy Industries, Inc.(a)	87,820	1,212,794

Axcelis Technologies, Inc.(a)	625,000	868,750

Brooks Automation, Inc.	907,500	7,305,375

Cavium, Inc.(a)	43,900	1,370,119

Cypress Semiconductor Corp.	231,944	2,514,273

Diodes, Inc.(a)	77,270	1,340,634

Entegris, Inc.(a)	201,990	1,854,268

Entropic Communications, Inc.(a)	247,230	1,307,847

First Solar, Inc.(a)	38,640	1,193,203

Inphi Corp.(a)	95,210	912,112

International Rectifier Corp.(a)	70,360	1,247,483

Intersil Corp., Class A	527,237	4,370,795

MEMC Electronic Materials, Inc.(a)	491,980	1,579,256

Micron Technology, Inc.(a)	1,000,000	6,350,000

OmniVision Technologies, Inc.(a)	52,930	745,254

Photronics, Inc.(a)	440,399	2,624,778

Power Integrations, Inc.	40,660	1,366,583

RF Micro Devices, Inc.(a)	302,900	1,356,992

Total		39,520,516

Software 1.6%

ACI Worldwide, Inc.(a)	30,554	1,334,904

Aspen Technology, Inc.(a)	30,050	830,582

Blackbaud, Inc.	162,891	3,718,802

Ellie Mae, Inc.(a)	75,060	2,082,915

Manhattan Associates, Inc.(a)	9,680	584,091

Mentor Graphics Corp.(a)	850,120	14,469,042

Netscout Systems, Inc.(a)	71,580	1,860,364

Take-Two Interactive Software, Inc.(a)	89,150	981,542

Total		25,862,242

Total Information Technology		238,189,930

Materials 6.4%
Chemicals 2.2%

Cabot Corp.	76,426	3,040,991

Flotek Industries, Inc.(a)	95,930	1,170,346

H.B. Fuller Co.	37,110	1,292,170

Innophos Holdings, Inc.	67,700	3,148,050

Kraton Performance Polymers, Inc.(a)	170,080	4,087,022

Minerals Technologies, Inc.	55,000	2,195,600

Olin Corp.	81,920	1,768,653

Common Stocks (continued)
Issuer	Shares	Value ($)

PolyOne Corp.	699,600	14,285,832

Sensient Technologies Corp.	149,900	5,330,444

Total		36,319,108

Construction Materials 0.1%

Headwaters, Inc.(a)	147,440	1,262,086

Containers & Packaging 0.5%

AptarGroup, Inc.	19,345	923,143

Greif, Inc., Class A	26,600	1,183,700

Myers Industries, Inc.	379,800	5,753,970

Total		7,860,813

Metals & Mining 1.3%

AK Steel Holding Corp.	268,860	1,236,756

AMCOL International Corp.	66,160	2,029,789

AuRico Gold, Inc.(a)	450,000	3,681,000

Coeur d’Alene Mines Corp.(a)	64,010	1,574,646

Compass Minerals International, Inc.	87,115	6,508,362

Hecla Mining Co.	487,000	2,839,210

RTI International Metals, Inc.(a)	44,550	1,227,798

Worthington Industries, Inc.	64,350	1,672,456

Total		20,770,017

Paper & Forest Products 2.3%

Buckeye Technologies, Inc.	256,978	7,377,838

Clearwater Paper Corp.(a)	47,600	1,864,016

Deltic Timber Corp.	22,950	1,620,729

Louisiana-Pacific Corp.(a)	132,530	2,560,480

Resolute Forest Products(a)	1,178,261	15,600,176

Schweitzer-Mauduit International, Inc.	236,500	9,230,595

Total		38,253,834

Total Materials		104,465,858

Telecommunication Services 0.3%
Diversified Telecommunication Services 0.2%

Atlantic Tele-Network, Inc.	88,290	3,241,126

Vonage Holdings Corp.(a)	229,900	544,863

Total		3,785,989

Wireless Telecommunication Services 0.1%

Telephone & Data Systems, Inc.	64,890	1,436,665

Total Telecommunication Services		5,222,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	167

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 3.2%
Electric Utilities 2.4%

Cleco Corp.	25,730	1,029,457

El Paso Electric Co.	148,300	4,732,253

IDACORP, Inc.	225,300	9,766,755

MGE Energy, Inc.	32,620	1,661,989

PNM Resources, Inc.	374,173	7,674,288

Portland General Electric Co.	293,250	8,023,320

UNS Energy Corp.	143,580	6,090,664

Total		38,978,726

Gas Utilities 0.2%

Laclede Group, Inc. (The)	35,950	1,388,030

WGL Holdings, Inc.	41,290	1,618,155

Total		3,006,185

Independent Power Producers & Energy Traders 0.4%

NRG Energy, Inc.	293,773	6,753,851

Common Stocks (continued)

Issuer	Shares	Value ($)

Multi-Utilities 0.2%

Avista Corp.	106,830	2,575,671

Total Utilities		51,314,433

Total Common Stocks
(Cost: $1,273,868,578)		1,485,326,203

Money Market Funds 9.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	150,616,568	150,616,568

Total Money Market Funds
(Cost: $150,616,568)		150,616,568

Total Investments
(Cost: $1,424,485,146)		1,635,942,771

Other Assets & Liabilities, Net		(4,462,685)

Net Assets		1,631,480,086

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	140,875,171	337,986,940	(328,245,543)	150,616,568	200,617	150,616,568

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2012

Fair Value Measurements (continued)

various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	221,755,627	—	—	221,755,627

Consumer Staples	40,741,737	—	—	40,741,737

Energy	74,036,330	—	—	74,036,330

Financials	367,712,428	—	—	367,712,428

Health Care	100,875,140	—	—	100,875,140

Industrials	281,012,066	—	—	281,012,066

Information Technology	238,189,930	—	—	238,189,930

Materials	104,465,858	—	—	104,465,858

Telecommunication Services	5,222,654	—	—	5,222,654

Utilities	51,314,433	—	—	51,314,433

Total Equity Securities	1,485,326,203	—	—	1,485,326,203

Other

Money Market Funds	150,616,568	—	—	150,616,568

Total Other	150,616,568	—	—	150,616,568

Total	1,635,942,771	—	—	1,635,942,771

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	169

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%
Issuer	Shares	Value ($)

Consumer Discretionary 8.0%
Auto Components 0.7%

Autoliv, Inc.	107,500	7,244,425

Hotels, Restaurants & Leisure 1.1%

McDonald’s Corp.	123,300	10,876,293

Household Durables 0.7%

Tupperware Brands Corp.	101,000	6,474,100

Media 0.8%

Viacom, Inc., Class B	139,000	7,330,860

Multiline Retail 1.4%

Target Corp.	221,100	13,082,487

Specialty Retail 2.0%

Home Depot, Inc. (The)	164,100	10,149,585

TJX Companies, Inc.	202,700	8,604,615

Total		18,754,200

Textiles, Apparel & Luxury Goods 1.3%

Coach, Inc.	82,700	4,590,677

Nike, Inc., Class B	146,000	7,533,600

Total		12,124,277

Total Consumer Discretionary		75,886,642

Consumer Staples 11.1%
Beverages 3.0%

Diageo PLC, ADR	78,850	9,192,333

PepsiCo, Inc.	285,900	19,564,137

Total		28,756,470

Food & Staples Retailing 2.7%

CVS Caremark Corp.	288,064	13,927,894

Wal-Mart Stores, Inc.	167,200	11,408,056

Total		25,335,950

Food Products 1.2%

General Mills, Inc.	292,200	11,807,802

Household Products 2.8%

Colgate-Palmolive Co.	64,300	6,721,922

Procter & Gamble Co. (The)	286,800	19,470,852

Total		26,192,774

Tobacco 1.4%

Philip Morris International, Inc.	159,248	13,319,503

Total Consumer Staples		105,412,499

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 13.1%
Energy Equipment & Services 2.3%

National Oilwell Varco, Inc.	123,900	8,468,565

Oceaneering International, Inc.	129,100	6,944,289

Seadrill Ltd.	186,000	6,844,800

Total		22,257,654

Oil, Gas & Consumable Fuels 10.8%

Chevron Corp.	308,200	33,328,748

EQT Corp.	78,000	4,600,440

Kinder Morgan, Inc.	405,200	14,315,716

Marathon Oil Corp.	239,500	7,343,070

Marathon Petroleum Corp.	166,000	10,458,000

Occidental Petroleum Corp.	244,340	18,718,887

Royal Dutch Shell PLC, ADR	187,900	13,320,231

Total		102,085,092

Total Energy		124,342,746

Financials 15.0%
Capital Markets 2.6%

Ares Capital Corp.	276,000	4,830,000

Franklin Resources, Inc.	77,900	9,792,030

Waddell & Reed Financial, Inc., Class A	279,200	9,721,744

Total		24,343,774

Commercial Banks 4.0%

First Republic Bank	227,100	7,444,338

M&T Bank Corp.	60,400	5,947,588

U.S. Bancorp	334,600	10,687,124

Wells Fargo & Co.	423,570	14,477,623

Total		38,556,673

Diversified Financial Services 2.8%

JPMorgan Chase & Co.	433,420	19,057,477

Moody’s Corp.	150,300	7,563,096

Total		26,620,573

Insurance 5.6%

ACE Ltd.	155,250	12,388,950

Marsh & McLennan Companies, Inc.	364,700	12,571,209

PartnerRe Ltd.	115,200	9,272,448

Travelers Companies, Inc. (The)	147,800	10,614,996

Validus Holdings Ltd.	256,282	8,862,232

Total		53,709,835

Total Financials		143,230,855

The accompanying Notes to Financial Statements are an integral part of this statement.

170	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 13.8%
Health Care Equipment & Supplies 3.7%

Baxter International, Inc.	194,700	12,978,702

Covidien PLC	224,800	12,979,952

Stryker Corp.	173,100	9,489,342

Total		35,447,996

Health Care Providers & Services 3.0%

Cardinal Health, Inc.	215,700	8,882,526

McKesson Corp.	101,000	9,792,960

UnitedHealth Group, Inc.	179,200	9,719,808

Total		28,395,294

Pharmaceuticals 7.1%

Abbott Laboratories	125,300	8,207,150

Bristol-Myers Squibb Co.	293,000	9,548,870

Johnson & Johnson	241,500	16,929,150

Merck & Co., Inc.	345,600	14,148,864

Pfizer, Inc.	729,700	18,300,876

Total		67,134,910

Total Health Care		130,978,200

Industrials 13.3%
Aerospace & Defense 2.7%

Honeywell International, Inc.	233,300	14,807,551

United Technologies Corp.	138,000	11,317,380

Total		26,124,931

Air Freight & Logistics 0.9%

United Parcel Service, Inc., Class B	112,700	8,309,371

Commercial Services & Supplies 1.5%

ADT Corp. (The)	116,300	5,406,787

Iron Mountain, Inc.	36,400	1,130,220

Tyco International Ltd.	269,500	7,882,875

Total		14,419,882

Electrical Equipment 1.3%

Emerson Electric Co.	224,590	11,894,286

Industrial Conglomerates 1.9%

3M Co.	81,500	7,567,275

General Electric Co.	505,700	10,614,643

Total		18,181,918

Machinery 4.0%

Deere & Co.	78,800	6,809,896

Flowserve Corp.	33,500	4,917,800

Snap-On, Inc.	183,300	14,478,867

Stanley Black & Decker, Inc.	153,800	11,376,586

Total		37,583,149

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 1.0%

Union Pacific Corp.	76,700	9,642,724

Total Industrials		126,156,261

Information Technology 15.5%
Communications Equipment 1.9%

QUALCOMM, Inc.	290,600	18,023,012

Computers & Peripherals 1.2%

Apple, Inc.	21,400	11,406,842

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	119,000	4,417,280

IT Services 5.2%

Accenture PLC, Class A	240,700	16,006,550

Automatic Data Processing, Inc.	132,000	7,525,320

International Business Machines Corp.	137,700	26,376,435

Total		49,908,305

Semiconductors & Semiconductor Equipment 3.7%

Applied Materials, Inc.	444,200	5,081,648

Avago Technologies Ltd.	170,500	5,398,030

Broadcom Corp., Class A	296,000	9,830,160

Intel Corp.	479,070	9,883,214

Linear Technology Corp.	153,200	5,254,760

Total		35,447,812

Software 3.0%

Microsoft Corp.	595,100	15,907,023

Oracle Corp.	375,794	12,521,456

Total		28,428,479

Total Information Technology		147,631,730

Materials 1.3%
Metals & Mining 0.7%

Freeport-McMoRan Copper & Gold, Inc.	191,300	6,542,460

Paper & Forest Products 0.6%

International Paper Co.	156,200	6,223,008

Sino-Forest Corp.(a)(b)(c)	700,736	1

Sino-Forest Corp.(a)(b)(c)(d)(e)	34,500	—

Total		6,223,009

Total Materials		12,765,469

Telecommunication Services 3.7%
Diversified Telecommunication Services 2.4%

Verizon Communications, Inc.	522,800	22,621,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	171

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 1.3%

Rogers Communications, Inc., Class B	271,800	12,372,336

Total Telecommunication Services		34,993,892

Utilities 2.7%
Electric Utilities 1.1%

NextEra Energy, Inc.	154,700	10,703,693

Gas Utilities 0.7%

UGI Corp.	190,600	6,234,526

Multi-Utilities 0.9%

Wisconsin Energy Corp.	225,400	8,305,990

Total Utilities		25,244,209

Total Common Stocks
(Cost: $900,557,148)		926,642,503

Mutual Funds 1.0%
Issuer	Shares	Value ($)

Kayne Anderson MLP Investment Co.	325,803	9,601,415

Total Mutual Funds
(Cost: $9,908,806)		9,601,415

Money Market Funds 1.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)	14,452,582	14,452,582

Total Money Market Funds
(Cost: $14,452,582)		14,452,582

Total Investments
(Cost: $924,918,536)		950,696,500

Other Assets & Liabilities, Net		1,194,560

Net Assets		949,501,940

Notes to Portfolio of Investments

(a)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $1, representing 0.00% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Sino-Forest Corp.	12/11/09	$546,994

Sino-Forest Corp.	11/12/08 thru 06/07/11	$7,780,961

(b)	Non-income producing.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $1, which represents less than 0.01% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $0 or less than 0.01% of net assets.
(e)	Negligible market value.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	64,766,390	636,924,917	(687,238,725)	14,452,582	254,746	14,452,582

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain

The accompanying Notes to Financial Statements are an integral part of this statement.

172	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Fair Value Measurements (continued)

U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	173

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	75,886,642	—	—	75,886,642

Consumer Staples	105,412,499	—	—	105,412,499

Energy	124,342,746	—	—	124,342,746

Financials	143,230,855	—	—	143,230,855

Health Care	130,978,200	—	—	130,978,200

Industrials	126,156,261	—	—	126,156,261

Information Technology	147,631,730	—	—	147,631,730

Materials	12,765,468	—	1	12,765,469

Telecommunication Services	34,993,892	—	—	34,993,892

Utilities	25,244,209	—	—	25,244,209

Total Equity Securities	926,642,502	—	1	926,642,503

Other

Mutual Funds	9,601,415	—	—	9,601,415

Money Market Funds	14,452,582	—	—	14,452,582

Total Other	24,053,997	—	—	24,053,997

Total	950,696,499	—	1	950,696,500

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of December 31, 2011	573,756

Accrued discounts/premiums	—

Realized gain (loss)	(647,485)

Change in unrealized appreciation (depreciation)(a)	74,272

Sales	(542)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	1

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $74,272.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

174	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)

Consumer Discretionary 11.6%
Auto Components 2.4%

Autoliv, Inc.	164,800	11,105,872

Johnson Controls, Inc.	390,900	12,000,630

Total		23,106,502

Automobiles 0.8%

Harley-Davidson, Inc.	151,600	7,404,144

Hotels, Restaurants & Leisure 2.8%

International Game Technology	917,300	12,998,141

Royal Caribbean Cruises Ltd.	409,300	13,916,200

Total		26,914,341

Household Durables 1.5%

Mohawk Industries, Inc.(a)	166,600	15,072,302

Internet & Catalog Retail 0.6%

Liberty Interactive Corp., Class A(a)	317,745	6,253,222

Leisure Equipment & Products 1.4%

Hasbro, Inc.	371,600	13,340,440

Media 0.5%

Scripps Networks Interactive, Inc., Class A	79,648	4,613,212

Specialty Retail 1.1%

Penske Automotive Group, Inc.	343,100	10,323,879

Textiles, Apparel & Luxury Goods 0.5%

VF Corp.	33,100	4,997,107

Total Consumer Discretionary		112,025,149

Consumer Staples 2.7%
Beverages 0.7%

Coca-Cola Enterprises, Inc.	204,812	6,498,685

Food Products 1.5%

Tyson Foods, Inc., Class A	747,100	14,493,740

Household Products 0.5%

Church & Dwight Co., Inc.	89,686	4,804,479

Total Consumer Staples		25,796,904

Energy 7.2%
Energy Equipment & Services 3.1%

Helmerich & Payne, Inc.	196,500	11,005,965

McDermott International, Inc.(a)	712,800	7,855,056

Patterson-UTI Energy, Inc.	592,000	11,028,960

Total		29,889,981

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil, Gas & Consumable Fuels 4.1%

Cimarex Energy Co.	238,400	13,762,832

Devon Energy Corp.	187,200	9,741,888

Energen Corp.	244,584	11,028,292

Peabody Energy Corp.	190,447	5,067,795

Total		39,600,807

Total Energy		69,490,788

Financials 24.0%
Capital Markets 2.7%

Affiliated Managers Group, Inc.(a)	95,782	12,466,027

Waddell & Reed Financial, Inc., Class A	391,300	13,625,066

Total		26,091,093

Commercial Banks 6.0%

City National Corp.	148,100	7,333,912

Cullen/Frost Bankers, Inc.	257,800	13,990,806

Fifth Third Bancorp	993,900	15,097,341

First Republic Bank	182,733	5,989,988

M&T Bank Corp.	62,455	6,149,944

SunTrust Banks, Inc.	366,209	10,382,025

Total		58,944,016

Insurance 11.2%

Alleghany Corp.(a)	38,300	12,846,586

Aon PLC	216,100	12,015,160

Arch Capital Group Ltd.(a)	201,100	8,852,422

Brown & Brown, Inc.	630,700	16,057,622

Chubb Corp. (The)	204,400	15,395,408

Fidelity National Financial, Inc., Class A	353,700	8,329,635

Marsh & McLennan Companies, Inc.	338,100	11,654,307

Willis Group Holdings PLC	276,069	9,256,593

WR Berkley Corp.	376,513	14,209,601

Total		108,617,334

Real Estate Investment Trusts (REITs) 4.1%

Alexandria Real Estate Equities, Inc.	175,323	12,153,391

Host Hotels & Resorts, Inc.	508,439	7,967,239

Liberty Property Trust	209,891	7,507,801

Regency Centers Corp.	257,000	12,109,840

Total		39,738,271

Total Financials		233,390,714

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	175

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 7.7%
Health Care Equipment & Supplies 3.2%

CareFusion Corp.(a)	610,700	17,453,806

Zimmer Holdings, Inc.	195,700	13,045,362

Total		30,499,168

Health Care Providers & Services 1.6%

Patterson Companies, Inc.	461,472	15,796,187

Life Sciences Tools & Services 2.9%

Covance, Inc.(a)	281,500	16,262,255

Life Technologies Corp.(a)	249,987	12,269,362

Total		28,531,617

Total Health Care		74,826,972

Industrials 15.8%
Aerospace & Defense 1.2%

Raytheon Co.	205,800	11,845,848

Commercial Services & Supplies 2.7%

Avery Dennison Corp.	394,200	13,765,464

Cintas Corp.	294,300	12,036,870

Total		25,802,334

Electrical Equipment 1.8%

Hubbell, Inc., Class B	87,300	7,388,199

Rockwell Automation, Inc.	119,625	10,047,304

Total		17,435,503

Machinery 7.6%

Dover Corp.	212,351	13,953,584

Ingersoll-Rand PLC	201,300	9,654,348

Kennametal, Inc.	425,800	17,032,000

Parker Hannifin Corp.	157,560	13,402,053

Stanley Black & Decker, Inc.	103,943	7,688,664

Xylem, Inc.	463,400	12,558,140

Total		74,288,789

Professional Services 1.5%

Robert Half International, Inc.	448,500	14,271,270

Road & Rail 1.0%

Con-way, Inc.	352,300	9,800,986

Total Industrials		153,444,730

Information Technology 15.1%
Communications Equipment 1.5%

Juniper Networks, Inc.(a)	728,113	14,321,983

Common Stocks (continued)
Issuer	Shares	Value ($)

Electronic Equipment, Instruments & Components 3.5%

Amphenol Corp., Class A	213,254	13,797,534

Avnet, Inc.(a)	432,900	13,251,069

TE Connectivity Ltd.	196,500	7,294,080

Total		34,342,683

IT Services 1.2%

Broadridge Financial Solutions, Inc.	519,000	11,874,720

Semiconductors & Semiconductor Equipment 6.3%

Altera Corp.	199,410	6,867,680

Analog Devices, Inc.	332,500	13,984,950

Applied Materials, Inc.	1,334,600	15,267,824

Broadcom Corp., Class A	338,800	11,251,548

Lam Research Corp.(a)	375,368	13,562,046

Total		60,934,048

Software 2.6%

BMC Software, Inc.(a)	301,500	11,957,490

Synopsys, Inc.(a)	421,100	13,407,824

Total		25,365,314

Total Information Technology		146,838,748

Materials 10.1%
Chemicals 3.8%

International Flavors & Fragrances, Inc.	204,100	13,580,814

PPG Industries, Inc.	72,400	9,799,340

RPM International, Inc.	450,700	13,232,552

Total		36,612,706

Construction Materials 0.7%

Martin Marietta Materials, Inc.	73,644	6,943,156

Containers & Packaging 2.3%

Bemis Co., Inc.	360,800	12,072,368

Packaging Corp. of America	283,100	10,890,857

Total		22,963,225

Metals & Mining 3.3%

Compass Minerals International, Inc.	131,200	9,801,952

Reliance Steel & Aluminum Co.	354,432	22,010,227

Total		31,812,179

Total Materials		98,331,266

Utilities 4.4%
Electric Utilities 1.0%

Xcel Energy, Inc.	355,552	9,496,794

Gas Utilities 1.2%

Questar Corp.	619,168	12,234,759

The accompanying Notes to Financial Statements are an integral part of this statement.

176	Annual Report 2012

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Multi-Utilities 2.2%

Alliant Energy Corp.	257,900	11,324,389

Sempra Energy	141,286	10,022,829

Total		21,347,218

Total Utilities		43,078,771

Total Common Stocks
(Cost: $905,847,851)		957,224,042

Money Market Funds 1.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	14,805,978	14,805,978

Total Money Market Funds
(Cost: $14,805,978)		14,805,978

Total Investments
(Cost: $920,653,829)		972,030,020

Other Assets & Liabilities, Net		(996,750)

Net Assets		971,033,270

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	34,281,168	234,589,892	(254,065,082)	14,805,978	25,690	14,805,978

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	177

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	112,025,149	—	—	112,025,149

Consumer Staples	25,796,904	—	—	25,796,904

Energy	69,490,788	—	—	69,490,788

Financials	233,390,714	—	—	233,390,714

Health Care	74,826,972	—	—	74,826,972

Industrials	153,444,730	—	—	153,444,730

Information Technology	146,838,748	—	—	146,838,748

Materials	98,331,266	—	—	98,331,266

Utilities	43,078,771	—	—	43,078,771

Total Equity Securities	957,224,042	—	—	957,224,042

Other

Money Market Funds	14,805,978	—	—	14,805,978

Total Other	14,805,978	—	—	14,805,978

Investments in Securities	972,030,020	—	—	972,030,020

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

178	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $757,851,458, 760,629,117 and $3,862,461,620)	$839,273,175	$760,629,117	$4,017,201,521

Repurchase agreements (identified cost $—, $21,800,000 and $—)	—	21,800,000	—

Affiliated issuers (identified cost $56,568,662, $— and $58,092,902)	56,568,662	—	58,092,902

Total investments (identified cost $814,420,120, $782,429,117 and $3,920,554,522)	895,841,837	782,429,117	4,075,294,423

Cash	16,584	88,524	71,475

Foreign currency (identified cost $—, $— and $164,850)	—	—	171,883

Unrealized appreciation on swap contracts	—	—	782,272

Premiums paid on outstanding swap contracts	—	—	7,864,946

Receivable for:

Investments sold	4,246,204	—	1,862,172

Capital shares sold	—	417,147	308,395

Dividends	641,064	—	310,463

Interest	1,989,142	26,964	26,276,617

Reclaims	6,653	—	19,224

Variation margin on futures contracts	—	—	1,557,794

Expense reimbursement due from Investment Manager	118,469	234,507	—

Prepaid expenses	4,791	4,703	16,258

Total assets	902,864,744	783,200,962	4,114,535,922

Liabilities

Unrealized depreciation on swap contracts	—	—	4,717,886

Premiums received on outstanding swap contracts	—	—	1,591,046

Payable for:

Investments purchased	8,149,285	—	1,587,011

Investments purchased on a delayed delivery basis	45,452,640	—	111,130,173

Capital shares purchased	927,643	469,334	4,279,830

Dividend distributions to shareholders	—	641	—

Variation margin on futures contracts	3,202	—	—

Investment management fees	461,015	218,055	1,393,742

Distribution and/or service fees	89,829	49,201	164,145

Foreign capital gains taxes deferred	—	—	4,562

Transfer agent fees	43,117	39,645	202,703

Administration fees	41,641	38,459	200,684

Compensation of board members	44,784	42,544	214,131

Other expenses	72,804	44,041	180,066

Total liabilities	55,285,960	901,920	125,665,979

Net assets applicable to outstanding capital stock	$847,578,784	$782,299,042	$3,988,869,943

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	179

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund

Represented by

Paid-in capital	$—	$784,859,920	$3,592,940,382

Undistributed (excess of distributions over) net investment income	—	(29,068)	133,552,362

Accumulated net realized gain (loss)	—	(2,531,810)	107,526,054

Unrealized appreciation (depreciation) on:

Investments	—	—	154,739,901

Foreign currency translations	—	—	7,967

Futures contracts	—	—	4,043,453

Swap contracts	—	—	(3,935,614)

Foreign capital gains tax	—	—	(4,562)

Partners’ capital	$847,578,784	$—	$—

Total — representing net assets applicable to outstanding capital stock	$ 847,578,784	$ 782,299,042	$3,988,869,943

Class 1

Net assets	$—	$324,194,537	$2,472,928,034

Shares outstanding	—	324,169,173	219,551,607

Net asset value per share	$—	$1.00	$11.26

Class 2

Net assets	$—	$8,224,315	$30,023,636

Shares outstanding	—	8,224,294	2,675,718

Net asset value per share	$—	$1.00	$11.22

Class 3

Net assets	$847,578,784	$449,880,190	$1,485,918,273

Shares outstanding	52,394,470	449,838,704	131,866,391

Net asset value per share	$16.18	$1.00	$11.27

The accompanying Notes to Financial Statements are an integral part of this statement.

180	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $808,366,577, $1,308,218,493 and $576,777,870)	$966,338,267	$1,436,664,190	$617,488,067

Affiliated issuers (identified cost $3,983,066, $123,146,933 and $17,987,597)	3,983,066	123,146,933	17,987,597

Total investments (identified cost $812,349,643, $1,431,365,426 and $594,765,467)	970,321,333	1,559,811,123	635,475,664

Cash	881	—	199,190

Foreign currency (identified cost $221,583, $27,844,422 and $—)	180,189	26,618,676	—

Margin deposits on futures contracts	—	6,039,787	—

Unrealized appreciation on forward foreign currency exchange contracts	—	3,449,889	—

Receivable for:

Investments sold	17,677,015	3,580,758	4,730,815

Capital shares sold	50,760	320,523	—

Dividends	280,736	12,611	1,839

Interest	—	15,757,317	9,949,244

Reclaims	—	649,004	1,373

Expense reimbursement due from Investment Manager	26,584	—	20,066

Prepaid expenses	3,491	7,469	3,935

Total assets	988,540,989	1,616,247,157	650,382,126

Liabilities

Disbursements in excess of cash	—	350,121	—

Unrealized depreciation on forward foreign currency exchange contracts	—	12,236,537	—

Payable for:

Investments purchased	13,060,353	1,201,203	3,263,657

Investments purchased on a delayed delivery basis	—	600,829	6,178,193

Capital shares purchased	1,347,861	1,757,422	812,479

Variation margin on futures contracts	—	378,009	—

Investment management fees	868,562	750,975	313,962

Distribution and/or service fees	40,561	46,846	69,361

Foreign capital gains taxes deferred	—	700,259	—

Transfer agent fees	48,642	81,467	32,490

Administration fees	62,922	101,401	37,317

Compensation of board members	41,846	74,443	33,183

Other expenses	152,627	79,488	52,932

Total liabilities	15,623,374	18,359,000	10,793,574

Net assets applicable to outstanding capital stock	$972,917,615	$1,597,888,157	$639,588,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	181

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund

Represented by

Paid-in capital	$847,583,466	$1,443,707,004	$662,358,168

Undistributed (excess of distributions over) net investment income	121,325	34,683,699	36,966,923

Accumulated net realized gain (loss)	(32,760,670)	6,719	(100,446,736)

Unrealized appreciation (depreciation) on:

Investments	157,971,690	128,445,697	40,710,197

Foreign currency translations	1,804	(87,846)	—

Forward foreign currency exchange contracts	—	(8,786,648)	—

Futures contracts	—	619,791	—

Foreign capital gains tax	—	(700,259)	—

Total — representing net assets applicable to outstanding capital stock	$972,917,615	$1,597,888,157	$639,588,552

Class 1

Net assets	$592,820,247	$1,168,703,651	$6,617

Shares outstanding	36,634,361	95,777,076	917

Net asset value per share	$16.18	$12.20	$7.22

Class 2

Net assets	$8,805,904	$9,792,118	$16,469,414

Shares outstanding	545,449	803,475	2,295,378

Net asset value per share	$16.14	$12.19	$7.18

Class 3

Net assets	$371,291,464	$419,392,388	$623,112,521

Shares outstanding	22,953,743	34,358,093	86,440,762

Net asset value per share	$16.18	$12.21	$7.21

The accompanying Notes to Financial Statements are an integral part of this statement.

182	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,066,371,536, $447,582,441 and $2,276,499,910)	$1,204,046,691	$480,085,074	$2,489,859,638

Affiliated issuers (identified cost $9,393,264, $17,494,195 and $329,560,414)	9,393,264	17,494,195	329,560,414

Total investments (identified cost $1,075,764,800, $465,076,636 and $2,606,060,324)	1,213,439,955	497,579,269	2,819,420,052

Cash	123	—	—

Foreign currency (identified cost $—, $— and $121,848,070)	—	—	122,106,021

Margin deposits on futures contracts	—	—	4,328,000

Unrealized appreciation on forward foreign currency exchange contracts	—	—	2,064,794

Receivable for:

Investments sold	—	1,440,390	7,427,355

Capital shares sold	5,162	378	370,318

Dividends	1,081,746	140,737	38,560

Interest	—	—	11,280,396

Reclaims	13,372	—	83,814

Variation margin on futures contracts	297,825	—	625,647

Expense reimbursement due from Investment Manager	—	22,887	—

Prepaid expenses	6,216	3,421	12,541

Total assets	1,214,844,399	499,187,082	2,967,757,498

Liabilities

Option contracts written, at value (premiums received $—, $— and $466,072)	—	—	224,250

Unrealized depreciation on forward foreign currency exchange contracts	—	—	18,078,557

Payable for:

Investments purchased	20,335	9,282,738	—

Capital shares purchased	1,487,246	686,795	3,423,449

Investment management fees	684,580	312,575	1,037,836

Distribution and/or service fees	129,082	28,715	33,909

Transfer agent fees	61,903	24,676	149,890

Administration fees	57,939	24,676	156,245

Compensation of board members	60,304	19,683	108,498

Other expenses	62,469	95,130	110,217

Other liabilities	—	501,506	—

Total liabilities	2,563,858	10,976,494	23,322,851

Net assets applicable to outstanding capital stock	$1,212,280,541	$488,210,588	$2,944,434,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	183

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund		Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund

Represented by

Paid-in capital	$—		$—	$2,918,462,606

Excess of distributions over net investment income	—		—	(248,683,484)

Accumulated net realized gain	—		—	75,223,951

Unrealized appreciation (depreciation) on:

Investments	—		—	213,359,728

Foreign currency translations	—		—	708,953

Forward foreign currency exchange contracts	—		—	(16,013,763)

Futures contracts	—		—	1,134,834

Options contracts written	—		—	241,822

Partners’ capital	$1,212,280,541		$488,210,588	$—

Total — representing net assets applicable to outstanding capital stock	$1,212,280,541		$488,210,588	$2,944,434,647

Class 1

Net assets	$6,456		$216,944,096	$2,635,289,194

Shares outstanding	278		15,746,350	275,727,291

Net asset value per share	$23.24	(a)	$13.78	$9.56

Class 2

Net assets	$1,100,911		$920,882	$9,443,473

Shares outstanding	47,671		67,245	992,340

Net asset value per share	$23.09		$13.69	$9.52

Class 3

Net assets	$1,211,173,174		$270,345,610	$299,701,980

Shares outstanding	52,308,397		19,689,119	31,336,742

Net asset value per share	$23.15		$13.73	$9.56

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

184	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,273,868,578, $910,465,954 and $905,847,851)	$1,485,326,203	$936,243,918	$957,224,042

Affiliated issuers (identified cost $150,616,568, $14,452,582 and $14,805,978)	150,616,568	14,452,582	14,805,978

Total investments (identified cost $1,424,485,146, $924,918,536 and $920,653,829)	1,635,942,771	950,696,500	972,030,020

Cash	820,477	—	—

Receivable for:

Investments sold	499,117	—	—

Capital shares sold	177,659	126,899	7,992

Dividends	1,055,225	1,284,878	937,458

Interest	—	665	—

Reclaims	—	538,899	—

Expense reimbursement due from Investment Manager	174,696	49,794	28,912

Prepaid expenses	7,247	5,376	5,068

Total assets	1,638,677,192	952,703,011	973,009,450

Liabilities

Payable for:

Investments purchased	3,580,862	1,278,552	—

Capital shares purchased	2,056,338	1,132,051	1,199,770

Investment management fees	1,235,058	577,731	627,895

Distribution and/or service fees	21,419	6,167	2,471

Transfer agent fees	81,523	48,266	49,056

Administration fees	101,467	46,362	47,086

Compensation of board members	59,283	75,654	18,602

Other expenses	61,156	36,288	31,300

Total liabilities	7,197,106	3,201,071	1,976,180

Net assets applicable to outstanding capital stock	$1,631,480,086	$949,501,940	$971,033,270

Represented by

Partners’ capital	$1,631,480,086	$949,501,940	$971,033,270

Total — representing net assets applicable to outstanding capital stock	$1,631,480,086	$949,501,940	$971,033,270

Class 1

Net assets	$1,428,970,501	$893,849,436	$951,190,118

Shares outstanding	86,006,734	83,480,237	77,490,764

Net asset value per share	$16.61	$10.71	$12.27

Class 2

Net assets	$1,729,505	$2,123,984	$3,690,456

Shares outstanding	104,813	199,393	302,563

Net asset value per share	$16.50	$10.65	$12.20

Class 3

Net assets	$200,780,080	$53,528,520	$16,152,696

Shares outstanding	12,133,747	5,014,755	1,319,503

Net asset value per share	$16.55	$10.67	$12.24

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	185

Columbia Variable Portfolio Funds

Statement of Operations

Year ended December 31, 2012

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$11,181,246	$—	$4,892,389
Dividends — affiliated issuers	85,791	—	82,710
Interest	9,195,090	1,205,216	156,902,819
Income from securities lending — net	70,198	—	1,341,581
Foreign taxes withheld	(18,060)	—	(7,680)

Total income	20,514,265	1,205,216	163,211,819

Expenses:
Investment management fees	5,550,568	2,682,784	16,699,775
Distribution and/or service fees
Class 2	—	20,575	52,961
Class 3	1,082,306	624,321	1,880,679
Transfer agent fees
Class 1	—	183,161	1,514,282
Class 2	—	4,938	12,710
Class 3	519,493	299,666	902,701
Administration fees	501,271	472,187	2,400,800
Compensation of board members	28,210	31,813	100,080
Custodian fees	28,646	20,904	56,606
Printing and postage fees	175,234	80,825	218,147
Professional fees	45,380	32,242	25,009
Other	50,273	24,490	104,189

Total expenses	7,981,381	4,477,906	23,967,939
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,051,707)	(3,351,515)	—

Total net expenses	6,929,674	1,126,391	23,967,939

Net investment income	13,584,591	78,825	139,243,880

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	58,342,897	73,251	171,936,712
Foreign currency translations	(32,149)	—	4,125
Futures contracts	(390,812)	—	(22,704,735)
Swap contracts	—	—	(21,832,822)

Net realized gain	57,919,936	73,251	127,403,280
Net change in unrealized appreciation (depreciation) on:
Investments	43,460,438	—	22,446,714
Foreign currency translations	26,766	—	8,361
Futures contracts	104,548	—	10,404,293
Swap contracts	—	—	(2,257,441)
Foreign capital gains tax	—	—	(4,562)

Net change in unrealized appreciation (depreciation)	43,591,752	—	30,597,365

Net realized and unrealized gain	101,511,688	73,251	158,000,645

Net increase in net assets resulting from operations	$115,096,279	$152,076	$297,244,525

The accompanying Notes to Financial Statements are an integral part of this statement.

186	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – High Yield Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$20,246,252	$—	$—
Dividends — affiliated issuers	25,959	163,793	31,236
Interest	1,460	57,592,267	45,429,390
Income from securities lending — net	81,763	75,515	175,660
Foreign taxes withheld	(2,017,352)	(287,253)	—

Total income	18,338,082	57,544,322	45,636,286

Expenses:
Investment management fees	10,035,922	9,060,398	3,633,642
Distribution and/or service fees
Class 2	16,913	18,499	28,242
Class 3	463,789	547,138	768,978
Transfer agent fees
Class 1	334,954	716,817	4
Class 2	4,059	4,440	6,778
Class 3	222,613	262,619	369,100
Administration fees	727,124	1,223,104	432,292
Compensation of board members	30,456	30,625	20,589
Custodian fees	528,053	151,267	13,349
Printing and postage fees	75,534	72,794	146,305
Professional fees	48,853	46,886	45,838
Line of credit interest expense	1,105	—	—
Other	74,518	40,913	21,840

Total expenses	12,563,893	12,175,500	5,486,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,179)	—	(112,594)

Total net expenses	12,377,714	12,175,500	5,374,363

Net investment income	5,960,368	45,368,822	40,261,923

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(17,876,538)	23,046,743	20,245,533
Foreign currency translations	(1,309,870)	(2,184,051)	—
Forward foreign currency exchange contracts	—	17,883,360	—
Futures contracts	—	5,863,151	—
Increase from payment by affiliate (see Note 6)	493,865	—	—

Net realized gain (loss)	(18,692,543)	44,609,203	20,245,533
Net change in unrealized appreciation (depreciation) on:
Investments	190,094,453	19,934,950	30,324,399
Foreign currency translations	(9,182)	1,833,388	—
Forward foreign currency exchange contracts	—	(10,143,449)	—
Futures contracts	—	(1,869,767)	—
Foreign capital gains tax	255,102	72,878	—

Net change in unrealized appreciation (depreciation)	190,340,373	9,828,000	30,324,399

Net realized and unrealized gain	171,647,830	54,437,203	50,569,932

Net increase in net assets resulting from operations	$177,608,198	$99,806,025	$90,831,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	187

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Columbia Variable Portfolio – Large Core Quantitative Fund	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$29,654,384	$4,667,283	$—
Dividends — affiliated issuers	18,404	19,612	137,957
Interest	—	—	76,915,535
Income from securities lending — net	1,366,431	92,766	636,416
Foreign taxes withheld	(23,024)	(989)	—

Total income	31,016,195	4,778,672	77,689,908

Expenses:
Investment management fees	8,381,157	3,212,665	12,218,818
Distribution and/or service fees
Class 2	1,731	1,913	17,156
Class 3	1,587,150	366,651	389,286
Transfer agent fees
Class 1	4	77,235	1,573,125
Class 2	415	459	4,117
Class 3	761,811	175,988	186,852
Administration fees	710,399	253,602	1,839,264
Compensation of board members	37,931	17,669	73,726
Custodian fees	19,019	5,814	118,968
Printing and postage fees	194,434	132,476	87,832
Professional fees	34,587	27,894	25,775
Other	36,887	17,453	76,496

Total expenses	11,765,525	4,289,819	16,611,415
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(331,372)	(137,867)	—

Total net expenses	11,434,153	4,151,952	16,611,415

Net investment income	19,582,042	626,720	61,078,493

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	139,055,395	11,800,154	98,235,452
Foreign currency translations	1,969	—	(572,210)
Forward foreign currency exchange contracts	—	—	(28,595,175)
Futures contracts	2,728,336	—	(4,368,171)
Options contracts written	—	—	62,469

Net realized gain	141,785,700	11,800,154	64,762,365
Net change in unrealized appreciation (depreciation) on:
Investments	4,876,310	30,066,620	66,320,701
Foreign currency translations	(1,604)	—	1,134,003
Forward foreign currency exchange contracts	—	—	(27,469,734)
Futures contracts	(244,340)	—	424,553
Options contracts written	—	—	241,822

Net change in unrealized appreciation (depreciation)	4,630,366	30,066,620	40,651,345

Net realized and unrealized gain	146,416,066	41,866,774	105,413,710

Net increase in net assets resulting from operations	$165,998,108	$42,493,494	$166,492,203

The accompanying Notes to Financial Statements are an integral part of this statement.

188	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$30,984,898	$24,835,286	$19,476,865
Dividends — affiliated issuers	200,617	254,746	25,690
Interest	2	5,855	612
Income from securities lending — net	1,320,835	579,245	42,739
Foreign taxes withheld	(257,579)	(424,545)	(91,558)

Total income	32,248,773	25,250,587	19,454,348

Expenses:
Investment management fees	14,279,048	8,219,560	7,273,227
Distribution and/or service fees
Class 2	3,007	4,439	7,518
Class 3	265,401	73,731	20,203
Transfer agent fees
Class 1	813,404	655,958	556,531
Class 2	722	1,065	1,804
Class 3	127,389	35,390	9,694
Administration fees	1,173,680	651,410	545,759
Compensation of board members	42,538	20,615	28,508
Custodian fees	33,849	32,551	17,308
Printing and postage fees	68,278	15,945	19,510
Professional fees	19,002	39,821	20,308
Other	46,617	(21,426)	31,467

Total expenses	16,872,935	9,729,059	8,531,837
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,771,593)	(670,972)	(237,964)

Total net expenses	15,101,342	9,058,087	8,293,873

Net investment income	17,147,431	16,192,500	11,160,475

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	92,898,830	249,077,730	101,763,529
Foreign currency translations	—	(188,737)	—

Net realized gain	92,898,830	248,888,993	101,763,529
Net change in unrealized appreciation (depreciation) on:
Investments	91,412,465	(140,068,351)	34,092,152
Foreign currency translations	—	11,662	—

Net change in unrealized appreciation (depreciation)	91,412,465	(140,056,689)	34,092,152

Net realized and unrealized gain	184,311,295	108,832,304	135,855,681

Net increase in net assets resulting from operations	$201,458,726	$125,024,804	$147,016,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	189

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Balanced Fund		Columbia Variable Portfolio – Cash Management Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$13,584,591	$16,455,950	$78,825	$77,176

Net realized gain	57,919,936	146,857,608	73,251	141

Net change in unrealized appreciation (depreciation)	43,591,752	(140,794,606)	—	—

Net increase in net assets resulting from operations	115,096,279	22,518,952	152,076	77,317

Distributions to shareholders

Net investment income

Class 1	—	—	(30,465)	(23,478)

Class 2	—	—	(820)	(679)

Class 3	—	—	(49,767)	(57,864)

Total distributions to shareholders	—	—	(81,052)	(82,021)

Increase (decrease) in net assets from capital stock activity	(114,397,948)	(135,638,494)	(90,627,209)	34,558,775

Total increase (decrease) in net assets	698,331	(113,119,542)	(90,556,185)	34,554,071

Net assets at beginning of year	846,880,453	959,999,995	872,855,227	838,301,156

Net assets at end of year	$847,578,784	$846,880,453	$782,299,042	$872,855,227

Excess of distributions over net investment income	$—	$—	$(29,068)	$(26,841)

The accompanying Notes to Financial Statements are an integral part of this statement.

190	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund		Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$139,243,880	$144,052,820	$5,960,368	$8,740,019

Net realized gain (loss)	127,403,280	116,494,302	(18,692,543)	22,359,471

Net change in unrealized appreciation (depreciation)	30,597,365	288,041	190,340,373	(248,751,705)

Net increase (decrease) in net assets resulting from operations	297,244,525	260,835,163	177,608,198	(217,652,215)

Distributions to shareholders

Net investment income

Class 1	(93,579,698)	(114,579,865)	(3,047,395)	(6,367,202)

Class 2	(816,165)	(342,058)	(23,466)	(41,216)

Class 3	(58,010,788)	(70,652,183)	(1,429,262)	(5,363,860)

Net realized gains

Class 1	(60,504,098)	—	(13,171,744)	(7,491,439)

Class 2	(545,522)	—	(154,582)	(61,068)

Class 3	(38,685,469)	—	(8,380,498)	(7,110,572)

Total distributions to shareholders	(252,141,740)	(185,574,106)	(26,206,947)	(26,435,357)

Increase (decrease) in net assets from capital stock activity	(144,448,688)	73,207,183	(52,247,752)	68,171,731

Total increase (decrease) in net assets	(99,345,903)	148,468,240	99,153,499	(175,915,841)

Net assets at beginning of year	4,088,215,846	3,939,747,606	873,764,116	1,049,679,957

Net assets at end of year	$3,988,869,943	$4,088,215,846	$972,917,615	$873,764,116

Undistributed (excess of distributions over) net investment income	$140,672,337	$153,835,108	$1,431,229	$(29,016)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	191

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund		Columbia Variable Portfolio – High Yield Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$45,368,822	$53,467,322	$40,261,923	$45,709,469

Net realized gain	44,609,203	7,008,176	20,245,533	22,560,597

Net change in unrealized appreciation (depreciation)	9,828,000	19,567,775	30,324,399	(32,727,317)

Net increase in net assets resulting from operations	99,806,025	80,043,273	90,831,855	35,542,749

Distributions to shareholders

Net investment income

Class 1	(34,252,764)	(35,940,252)	(461)	(461)

Class 2	(180,699)	(113,705)	(841,185)	(452,123)

Class 3	(11,566,004)	(13,946,863)	(44,893,819)	(52,697,933)

Net realized gains

Class 1	(5,862,172)	(5,911,561)	—	—

Class 2	(38,512)	(17,771)	—	—

Class 3	(2,288,995)	(2,404,742)	—	—

Total distributions to shareholders	(54,189,146)	(58,334,894)	(45,735,465)	(53,150,517)

Increase (decrease) in net assets from capital stock activity	(107,006,418)	28,781,833	(8,758,587)	(59,058,497)

Total increase (decrease) in net assets	(61,389,539)	50,490,212	36,337,803	(76,666,265)

Net assets at beginning of year	1,659,277,696	1,608,787,484	603,250,749	679,917,014

Net assets at end of year	$1,597,888,157	$1,659,277,696	$639,588,552	$603,250,749

Undistributed (excess of distributions over) net investment income	$(245,294)	$385,351	$36,966,923	$42,440,465

The accompanying Notes to Financial Statements are an integral part of this statement.

192	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund		Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$19,582,042	$19,023,052	$626,720	$(730,971)

Net realized gain	141,785,700	115,159,850	11,800,154	4,730,062

Net change in unrealized appreciation (depreciation)	4,630,366	(65,001,880)	30,066,620	(58,854,010)

Net increase (decrease) in net assets resulting from operations	165,998,108	69,181,022	42,493,494	(54,854,919)

Increase (decrease) in net assets from capital stock activity	(183,087,479)	(212,851,938)	153,024,720	(60,537,523)

Total increase (decrease) in net assets	(17,089,371)	(143,670,916)	195,518,214	(115,392,442)

Net assets at beginning of year	1,229,369,912	1,373,040,828	292,692,374	408,084,816

Net assets at end of year	$1,212,280,541	$1,229,369,912	$488,210,588	$292,692,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	193

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$61,078,493	$103,843,355	$17,147,431	$5,136,216

Net realized gain	64,762,365	23,671,321	92,898,830	113,813,380

Net change in unrealized appreciation (depreciation)	40,651,345	140,683,552	91,412,465	(177,706,865)

Net increase (decrease) in net assets resulting from operations	166,492,203	268,198,228	201,458,726	(58,757,269)

Distributions to shareholders

Net investment income

Class 1	(114,494,228)	(184,555,714)	—	—

Class 2	(299,653)	(217,071)	—	—

Class 3	(13,664,471)	(23,200,635)	—	—

Net realized gains

Class 1	(31,289,868)	(31,337,409)	—	—

Class 2	(84,746)	(37,182)	—	—

Class 3	(3,842,490)	(4,014,580)	—	—

Total distributions to shareholders	(163,675,456)	(243,362,591)	—	—

Increase (decrease) in net assets from capital stock activity	69,872,810	305,640,633	(51,885,633)	87,463,674

Total increase in net assets	72,689,557	330,476,270	149,573,093	28,706,405

Net assets at beginning of year	2,871,745,090	2,541,268,820	1,481,906,993	1,453,200,588

Net assets at end of year	$2,944,434,647	$2,871,745,090	$1,631,480,086	$1,481,906,993

Excess of distributions over net investment income	$(223,033,358)	$(155,653,499)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

194	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund		Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$16,192,500	$13,271,519	$11,160,475	$6,905,508

Net realized gain	248,888,993	75,883,698	101,763,529	43,788,244

Net change in unrealized appreciation (depreciation)	(140,056,689)	(132,065,429)	34,092,152	(108,756,533)

Net increase (decrease) in net assets resulting from operations	125,024,804	(42,910,212)	147,016,156	(58,062,781)

Increase (decrease) in net assets from capital stock activity	(514,775,196)	(46,432,652)	(33,428,074)	11,991,638

Total increase (decrease) in net assets	(389,750,392)	(89,342,864)	113,588,082	(46,071,143)

Net assets at beginning of year	1,339,252,332	1,428,595,196	857,445,188	903,516,331

Net assets at end of year	$949,501,940	$1,339,252,332	$971,033,270	$857,445,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	195

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Balanced Fund				Columbia Variable Portfolio – Cash Management Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	—	—	50,905,616	50,905,616	75,731,298	75,731,299

Distributions reinvested	—	—	—	—	30,355	30,355	23,381	23,381

Redemptions	—	—	—	—	(9,943,526)	(9,943,526)	(5,404,333)	(5,404,333)

Net increase	—	—	—	—	40,992,445	40,992,445	70,350,346	70,350,347

Class 2 shares

Subscriptions	—	—	—	—	9,407,991	9,407,991	18,328,306	18,328,306

Distributions reinvested	—	—	—	—	819	819	675	675

Redemptions	—	—	—	—	(10,959,055)	(10,959,055)	(12,383,918)	(12,383,918)

Net increase (decrease)	—	—	—	—	(1,550,245)	(1,550,245)	5,945,063	5,945,063

Class 3 Shares

Subscriptions	74,015	1,150,750	91,761	1,295,284	34,068,883	34,068,883	239,204,957	239,204,957

Distributions reinvested	—	—	—	—	49,717	49,717	57,716	57,716

Redemptions	(7,496,082)	(115,548,698)	(9,688,543)	(136,933,778)	(164,188,009)	(164,188,009)	(280,999,308)	(280,999,308)

Net (decrease)	(7,422,067)	(114,397,948)	(9,596,782)	(135,638,494)	(130,069,409)	(130,069,409)	(41,736,635)	(41,736,635)

Total net increase (decrease)	(7,422,067)	(114,397,948)	(9,596,782)	(135,638,494)	(90,627,209)	(90,627,209)	34,558,774	34,558,775

The accompanying Notes to Financial Statements are an integral part of this statement.

196	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund				Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	17,853,437	201,710,907	29,082,202	321,675,066	4,170,217	58,684,960	8,996,574	137,536,116

Distributions reinvested	14,188,195	154,083,796	10,658,592	114,579,865	1,183,954	16,219,139	834,733	13,858,641

Redemptions	(41,589,350)	(478,515,755)	(12,855,411)	(141,510,760)	(4,939,247)	(73,777,376)	(938,043)	(15,607,781)

Net increase (decrease)	(9,547,718)	(122,721,052)	26,885,383	294,744,171	414,924	1,126,723	8,893,264	135,786,976

Class 2 shares

Subscriptions	1,541,075	17,325,168	1,048,529	11,593,440	247,342	3,675,724	252,067	4,166,338

Distributions reinvested	125,733	1,361,687	31,849	342,058	13,060	178,048	6,162	102,284

Redemptions	(208,411)	(2,340,220)	(174,432)	(1,927,783)	(51,025)	(764,426)	(36,583)	(603,036)

Net increase	1,458,397	16,346,635	905,946	10,007,715	209,377	3,089,346	221,646	3,665,586

Class 3 Shares

Subscriptions	1,547,492	17,523,101	1,350,292	14,933,648	202,538	2,866,420	666,893	10,244,825

Distributions reinvested	8,895,700	96,696,257	6,566,188	70,652,183	718,342	9,809,760	744,640	12,474,432

Redemptions	(13,518,924)	(152,293,629)	(28,622,578)	(317,130,534)	(4,646,046)	(69,140,001)	(5,800,594)	(94,000,088)

Net (decrease)	(3,075,732)	(38,074,271)	(20,706,098)	(231,544,703)	(3,725,166)	(56,463,821)	(4,389,061)	(71,280,831)

Total net increase (decrease)	(11,165,053)	(144,448,688)	7,085,231	73,207,183	(3,100,865)	(52,247,752)	4,725,849	68,171,731

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	197

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund				Columbia Variable Portfolio – High Yield Bond Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	13,500,612	162,361,762	10,942,435	129,524,492	—	—	—	—

Distributions reinvested	3,383,190	40,114,936	3,529,002	41,851,813	69	461	70	461

Redemptions	(22,209,971)	(263,738,085)	(6,295,656)	(75,390,873)	—	—	—	—

Net increase (decrease)	(5,326,169)	(61,261,387)	8,175,781	95,985,432	69	461	70	461

Class 2 shares

Subscriptions	363,263	4,368,398	338,557	4,045,135	1,284,108	8,994,501	755,109	5,271,082

Distributions reinvested	18,479	219,211	11,101	131,476	127,067	841,185	68,503	452,123

Redemptions	(49,585)	(595,274)	(34,604)	(410,319)	(143,328)	(993,424)	(103,910)	(693,694)

Net increase	332,157	3,992,335	315,054	3,766,292	1,267,847	8,842,262	719,702	5,029,511

Class 3 Shares

Subscriptions	253,001	3,040,150	265,379	3,151,563	877,282	6,108,711	1,055,035	7,120,723

Distributions reinvested	1,168,861	13,854,999	1,377,886	16,351,605	6,750,950	44,893,819	7,960,413	52,697,933

Redemptions	(5,554,641)	(66,632,515)	(7,604,668)	(90,473,059)	(9,781,736)	(68,603,840)	(18,188,231)	(123,907,125)

Net (decrease)	(4,132,779)	(49,737,366)	(5,961,403)	(70,969,891)	(2,153,504)	(17,601,310)	(9,172,783)	(64,088,469)

Total net increase (decrease)	(9,126,791)	(107,006,418)	2,529,432	28,781,833	(885,588)	(8,758,587)	(8,453,011)	(59,058,497)

The accompanying Notes to Financial Statements are an integral part of this statement.

198	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Large Core Quantitative Fund				Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	—	—	16,126,921	211,852,850	—	—

Redemptions	—	—	—	—	(380,947)	(5,186,840)	—	—

Net increase	—	—	—	—	15,745,974	206,666,010	—	—

Class 2 shares

Subscriptions	38,150	855,235	12,021	236,475	28,538	389,482	50,334	714,941

Redemptions	(3,000)	(67,498)	(1,172)	(23,872)	(7,675)	(102,391)	(13,170)	(160,583)

Net increase	35,150	787,737	10,849	212,603	20,863	287,091	37,164	554,358

Class 3 Shares

Subscriptions	42,226	945,235	71,168	1,419,281	26,232	354,668	121,203	1,730,268

Redemptions	(8,203,744)	(184,820,451)	(10,665,575)	(214,483,822)	(4,010,089)	(54,283,049)	(4,522,176)	(62,822,149)

Net (decrease)	(8,161,518)	(183,875,216)	(10,594,407)	(213,064,541)	(3,983,857)	(53,928,381)	(4,400,973)	(61,091,881)

Total net increase (decrease)	(8,126,368)	(183,087,479)	(10,583,558)	(212,851,938)	11,782,980	153,024,720	(4,363,809)	(60,537,523)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	199

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	24,631,064	235,632,657	26,535,777	252,314,866	5,644,420	86,645,105	11,831,299	171,884,024

Distributions reinvested	15,675,709	145,784,095	23,802,990	215,893,123	—	—	—	—

Redemptions	(30,382,956)	(296,112,218)	(16,187,306)	(152,297,760)	(5,827,240)	(92,340,760)	(2,129,505)	(32,279,608)

Net increase (decrease)	9,923,817	85,304,534	34,151,461	315,910,229	(182,820)	(5,695,655)	9,701,794	139,604,416

Class 2 shares

Subscriptions	565,944	5,384,310	423,963	4,041,546	55,601	873,094	67,360	1,036,924

Distributions reinvested	41,467	384,399	28,063	254,253	—	—	—	—

Redemptions	(140,268)	(1,328,312)	(55,628)	(527,599)	(6,036)	(93,658)	(43,876)	(624,946)

Net increase	467,143	4,440,397	396,398	3,768,200	49,565	779,436	23,484	411,978

Class 3 Shares

Subscriptions	987,956	9,435,909	1,882,842	17,804,431	93,914	1,460,797	263,596	3,727,706

Distributions reinvested	1,880,447	17,506,961	2,997,270	27,215,215	—	—	—	—

Redemptions	(4,893,276)	(46,814,991)	(6,209,574)	(59,057,442)	(3,091,847)	(48,430,211)	(3,751,548)	(56,280,426)

Net (decrease)	(2,024,873)	(19,872,121)	(1,329,462)	(14,037,796)	(2,997,933)	(46,969,414)	(3,487,952)	(52,552,720)

Total net increase (decrease)	8,366,087	69,872,810	33,218,397	305,640,633	(3,131,188)	(51,885,633)	6,237,326	87,463,674

The accompanying Notes to Financial Statements are an integral part of this statement.

200	Annual Report 2012

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund				Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	3,796,087	39,772,635	12,706,019	123,731,638	3,103,554	34,411,308	2,233,065	25,879,040

Redemptions	(52,575,798)	(541,263,443)	(15,342,208)	(154,921,160)	(5,787,659)	(67,629,606)	(1,354,430)	(15,660,039)

Net increase (decrease)	(48,779,711)	(501,490,808)	(2,636,189)	(31,189,522)	(2,684,105)	(33,218,298)	878,635	10,219,001

Class 2 shares

Subscriptions	87,041	908,757	108,395	1,075,832	154,653	1,784,293	220,586	2,462,455

Redemptions	(25,817)	(264,953)	(17,414)	(167,838)	(50,117)	(583,303)	(69,744)	(724,971)

Net increase	61,224	643,804	90,981	907,994	104,536	1,200,990	150,842	1,737,484

Class 3 Shares

Subscriptions	65,024	673,620	247,115	2,433,059	142,183	1,632,695	217,128	2,446,207

Distributions reinvested	—	—	—	—	—	—	—	—

Redemptions	(1,403,411)	(14,601,812)	(1,878,985)	(18,584,183)	(262,883)	(3,043,461)	(217,473)	(2,411,054)

Net increase (decrease)	(1,338,387)	(13,928,192)	(1,631,870)	(16,151,124)	(120,700)	(1,410,766)	(345)	35,153

Total net increase (decrease)	(50,056,874)	(514,775,196)	(4,177,078)	(46,432,652)	(2,700,269)	(33,428,074)	1,029,132	11,991,638

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	201

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Balanced Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.16		$13.83		$12.29		$9.89		$15.09

Income from investment operations:

Net investment income (loss)	0.24		0.25		0.27		0.29		0.46

Net realized and unrealized gain (loss)	1.78		0.08		1.27		2.11		(4.72)

Total from investment operations	2.02		0.33		1.54		2.40		(4.26)

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.03)

Net realized gains	—		—		—		—		(0.91)

Total distributions to shareholders	—		—		—		—		(0.94)

Net asset value, end of period	$16.18		$14.16		$13.83		$12.29		$9.89

Total return	14.26%		2.39%		12.53%		24.23%		(29.92%)

Ratios to average net assets(a)

Total gross expenses	0.92%		0.90%		0.83%		0.73%		0.71%

Total net expenses(b)	0.80%		0.83%		0.83%		0.73%		0.71%

Net investment income	1.57%		1.81%		2.15%		2.75%		3.27%

Supplemental data

Net assets, end of period (in thousands)	$847,579		$846,880		$960,000		$1,016,394		$920,800

Portfolio turnover	127	%(c)	192	%(c)	156	%(c)	208	%(c)	131	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 168%, 96%, 164% and 82% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

202	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01	%(c)

Ratios to average net assets

Total gross expenses	0.47%		0.47%		0.51	%(d)

Total net expenses(e)	0.14%		0.15%		0.23	%(d)

Net investment income	0.01%		0.01%		0.01	%(d)

Supplemental data

Net assets, end of period (in thousands)	$324,195		$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	203

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payments by affiliate	—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.02%

Ratios to average net assets

Total gross expenses	0.72%		0.71%		0.76	%(c)

Total net expenses(d)	0.14%		0.15%		0.23	%(c)

Net investment income	0.01%		0.01%		0.00	%(c)(e)

Supplemental data

Net assets, end of period (in thousands)	$8,224		$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

204	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Cash Management Fund

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Increase from payments by affiliate	—		—		0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.02

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)

Proceeds from regulatory settlements	—		—		—		(0.00	)(a)	—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01	%(b)	0.16	%(c)	2.31	%(d)

Ratios to average net assets

Total gross expenses	0.60%		0.59%		0.62%		0.64%		0.62%

Total net expenses(e)	0.14%		0.16%		0.22%		0.47	%(f)	0.62	%(f)

Net investment income	0.01%		0.01%		0.01%		0.07%		2.27%

Supplemental data

Net assets, end of period (in thousands)	$449,880		$579,896		$621,642		$959,022		$1,672,805

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.57%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	205

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.19		$11.00		$11.14

Income from investment operations:

Net investment income	0.39		0.40		0.28

Net realized and unrealized gain	0.44		0.32		0.23

Total from investment operations	0.83		0.72		0.51

Less distributions to shareholders:

Net investment income	(0.46)		(0.53)		(0.65)

Net realized gains	(0.30)		—		—

Total distributions to shareholders	(0.76)		(0.53)		(0.65)

Net asset value, end of period	$11.26		$11.19		$11.00

Total return	7.70%		6.75%		4.73%

Ratios to average net assets(b)

Total gross expenses	0.54%		0.55%		0.61	%(c)

Total net expenses(d)	0.54%		0.55%		0.61	%(c)

Net investment income	3.49%		3.66%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,472,928		$2,563,889		$2,224,176

Portfolio turnover	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

206	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.16		$10.99		$11.14

Income from investment operations:

Net investment income	0.35		0.38		0.25

Net realized and unrealized gain	0.46		0.31		0.24

Total from investment operations	0.81		0.69		0.49

Less distributions to shareholders:

Net investment income	(0.45)		(0.52)		(0.64)

Net realized gains	(0.30)		—		—

Total distributions to shareholders	(0.75)		(0.52)		(0.64)

Net asset value, end of period	$11.22		$11.16		$10.99

Total return	7.49%		6.47%		4.60%

Ratios to average net assets(b)

Total gross expenses	0.80%		0.80%		0.85	%(c)

Total net expenses(d)	0.80%		0.80%		0.85	%(c)

Net investment income	3.15%		3.47%		3.44	%(c)

Supplemental data

Net assets, end of period (in thousands)	$30,024		$13,590		$3,422

Portfolio turnover	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226% and 256% for the years ended December 31, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	207

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 3	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$11.20		$11.00		$10.76		$9.80		$10.50

Income from investment operations:

Net investment income	0.38		0.39		0.40		0.43		0.50

Net realized and unrealized gain (loss)	0.44		0.32		0.48		0.95		(1.15)

Total from investment operations	0.82		0.71		0.88		1.38		(0.65)

Less distributions to shareholders:

Net investment income	(0.45)		(0.51)		(0.64)		(0.42)		(0.05)

Net realized gains	(0.30)		—		—		—		—

Total distributions to shareholders	(0.75)		(0.51)		(0.64)		(0.42)		(0.05)

Net asset value, end of period	$11.27		$11.20		$11.00		$10.76		$9.80

Total return	7.56%		6.68%		8.33%		14.42%		(6.32%)

Ratios to average net assets(a)

Total gross expenses	0.67%		0.68%		0.71%		0.71%		0.72%

Total net expenses(b)	0.67%		0.68%		0.71%		0.71%		0.72%

Net investment income	3.35%		3.53%		3.62%		4.12%		4.77%

Supplemental data

Net assets, end of period (in thousands)	$1,485,918		$1,510,737		$1,712,149		$5,577,210		$4,479,609

Portfolio turnover	198	%(c)	330	%(c)	382	%(c)	434	%(c)	231	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 181%, 226%, 256%, 308% and 120% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

208	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.82		$17.95	$15.68

Income from investment operations:

Net investment income	0.10		0.15	0.07

Net realized and unrealized gain (loss)	2.67		(3.83)	2.33

Increase from payments by affiliate	0.01		—	—

Total from investment operations	2.78		(3.68)	2.40

Less distributions to shareholders:

Net investment income	(0.08)		(0.20)	(0.13)

Net realized gains	(0.34)		(0.25)	—

Total distributions to shareholders	(0.42)		(0.45)	(0.13)

Net asset value, end of period	$16.18		$13.82	$17.95

Total return	20.67	%(b)	(20.90%)	15.48%

Ratios to average net assets(c)

Total gross expenses	1.29	%(d)	1.32%	1.37	%(e)

Total net expenses(f)	1.27	%(d)	1.32%	1.37	%(e)

Net investment income	0.69%		0.96%	0.71	%(e)

Supplemental data

Net assets, end of period (in thousands)	$592,820		$500,581	$490,399

Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	209

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.79		$17.92	$15.68

Income from investment operations:

Net investment income (loss)	0.06		0.12	(0.04)

Net realized and unrealized gain (loss)	2.67		(3.83)	2.41

Increase from payments by affiliate	0.01		—	—

Total from investment operations	2.74		(3.71)	2.37

Less distributions to shareholders:

Net investment income	(0.05)		(0.17)	(0.13)

Net realized gains	(0.34)		(0.25)	—

Total distributions to shareholders	(0.39)		(0.42)	(0.13)

Net asset value, end of period	$16.14		$13.79	$17.92

Total return	20.36	%(b)	(21.10%)	15.24%

Ratios to average net assets(c)

Total gross expenses	1.54	%(d)	1.57%	1.56	%(e)

Total net expenses(f)	1.52	%(d)	1.57%	1.56	%(e)

Net investment income (loss)	0.42%		0.78%	(0.33	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$8,806		$4,635	$2,050

Portfolio turnover	150%		100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

210	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 3	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$13.81		$17.94	$15.20	$8.76		$22.49

Income from investment operations:

Net investment income	0.08		0.13	0.11	0.06		0.16

Net realized and unrealized gain (loss)	2.68		(3.83)	2.85	6.42		(10.66)

Increase from payments by affiliate	0.01		—	—	—		—

Total from investment operations	2.77		(3.70)	2.96	6.48		(10.50)

Less distributions to shareholders:

Net investment income	(0.06)		(0.18)	(0.22)	(0.04)		(0.12)

Net realized gains	(0.34)		(0.25)	—	—		(3.11)

Total distributions to shareholders	(0.40)		(0.43)	(0.22)	(0.04)		(3.23)

Proceeds from regulatory settlements	—		—	—	0.00	(a)	—

Net asset value, end of period	$16.18		$13.81	$17.94	$15.20		$8.76

Total return	20.59	%(b)	(21.02%)	19.76%	74.08%		(53.71%)

Ratios to average net assets(c)

Total gross expenses	1.42	%(d)	1.44%	1.45%	1.42%		1.61%

Total net expenses(e)	1.40	%(d)	1.44%	1.45%	1.42%		1.61%

Net investment income	0.56%		0.83%	0.73%	0.52%		1.06%

Supplemental data

Net assets, end of period (in thousands)	$371,291		$368,548	$557,231	$911,711		$712,900

Portfolio turnover	150%		100%	86%	145	%(f)	140%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on February 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	211

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.41

Income from investment operations:

Net investment income	0.34	0.39	0.25

Net realized and unrealized gain	0.41	0.18	0.50

Total from investment operations	0.75	0.57	0.75

Less distributions to shareholders:

Net investment income	(0.34)	(0.36)	(0.46)

Net realized gains	(0.06)	(0.06)	—

Total distributions to shareholders	(0.40)	(0.42)	(0.46)

Net asset value, end of period	$12.20	$11.85	$11.70

Total return	6.43%	4.92%	6.72%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.75%	0.85	%(c)

Total net expenses(d)	0.71%	0.75%	0.85	%(c)

Net investment income	2.80%	3.24%	3.35	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,168,704	$1,197,612	$1,086,905

Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

212	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.83	$11.69	$11.41

Income from investment operations:

Net investment income	0.31	0.35	0.22

Net realized and unrealized gain	0.42	0.19	0.51

Total from investment operations	0.73	0.54	0.73

Less distributions to shareholders:

Net investment income	(0.31)	(0.34)	(0.45)

Net realized gains	(0.06)	(0.06)	—

Total distributions to shareholders	(0.37)	(0.40)	(0.45)

Net asset value, end of period	$12.19	$11.83	$11.69

Total return	6.29%	4.62%	6.54%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.99%	1.11	%(c)

Total net expenses(d)	0.96%	0.99%	1.10	%(c)

Net investment income	2.55%	2.95%	2.90	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,792	$5,578	$1,827

Portfolio turnover	42%	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	213

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.85	$11.70	$11.50	$10.50	$11.32

Income from investment operations:

Net investment income	0.32	0.37	0.45	0.31	0.42

Net realized and unrealized gain (loss)	0.42	0.19	0.29	0.88	(0.46)

Total from investment operations	0.74	0.56	0.74	1.19	(0.04)

Less distributions to shareholders:

Net investment income	(0.32)	(0.35)	(0.54)	(0.19)	(0.77)

Net realized gains	(0.06)	(0.06)	—	—	(0.01)

Total distributions to shareholders	(0.38)	(0.41)	(0.54)	(0.19)	(0.78)

Net asset value, end of period	$12.21	$11.85	$11.70	$11.50	$10.50

Total return	6.38%	4.78%	6.58%	11.38%	(0.44%)

Ratios to average net assets(a)

Total gross expenses	0.83%	0.88%	0.95%	0.97%	0.97%

Total net expenses(b)	0.83%	0.88%	0.95%	0.96%	0.97%

Net investment income	2.68%	3.13%	3.87%	2.78%	3.56%

Supplemental data

Net assets, end of period (in thousands)	$419,392	$456,088	$520,055	$1,676,097	$1,439,491

Portfolio turnover	42%	50%	66%	77%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

214	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.74	$6.94	$7.09

Income from investment operations:

Net investment income	0.46	0.49	0.34

Net realized and unrealized gain (loss)	0.56	(0.10)	0.16

Total from investment operations	1.02	0.39	0.50

Less distributions to shareholders:

Net investment income	(0.54)	(0.59)	(0.65)

Total distributions to shareholders	(0.54)	(0.59)	(0.65)

Net asset value, end of period	$7.22	$6.74	$6.94

Total return	15.87%	5.82%	7.98%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.73%	0.75	%(c)

Total net expenses(d)	0.74%	0.73%	0.75	%(c)

Net investment income	6.55%	7.23%	7.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$7	$6	$5

Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	215

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$6.71	$6.93	$7.09

Income from investment operations:

Net investment income	0.44	0.47	0.30

Net realized and unrealized gain (loss)	0.56	(0.10)	0.18

Total from investment operations	1.00	0.37	0.48

Less distributions to shareholders:

Net investment income	(0.53)	(0.59)	(0.64)

Total distributions to shareholders	(0.53)	(0.59)	(0.64)

Net asset value, end of period	$7.18	$6.71	$6.93

Total return	15.62%	5.46%	7.79%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.05	%(c)

Total net expenses(d)	0.98%	1.01%	1.05	%(c)

Net investment income	6.29%	6.98%	6.83	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,469	$6,894	$2,132

Portfolio turnover	75%	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

216	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – High Yield Bond Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$6.73	$6.93	$6.71	$4.84	$6.48

Income from investment operations:

Net investment income	0.45	0.49	0.52	0.55	0.66

Net realized and unrealized gain (loss)	0.56	(0.11)	0.34	1.94	(2.28)

Total from investment operations	1.01	0.38	0.86	2.49	(1.62)

Less distributions to shareholders:

Net investment income	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)

Total distributions to shareholders	(0.53)	(0.58)	(0.64)	(0.62)	(0.02)

Net asset value, end of period	$7.21	$6.73	$6.93	$6.71	$4.84

Total return	15.74%	5.68%	13.96%	53.86%	(25.19%)

Ratios to average net assets(a)

Total gross expenses	0.87%	0.88%	0.88%	0.86%	0.89%

Total net expenses(b)	0.86%	0.88%	0.88%	0.86%	0.89%

Net investment income	6.43%	7.08%	7.65%	9.43%	8.84%

Supplemental data

Net assets, end of period (in thousands)	$623,113	$596,351	$677,780	$727,045	$522,569

Portfolio turnover	75%	76%	88%	102%	58%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	217

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$20.38	$19.34	$18.00

Income from investment operations:

Net investment income	0.38	0.32	0.20

Net realized and unrealized gain	2.48	0.72	1.14

Total from investment operations	2.86	1.04	1.34

Net asset value, end of period	$23.24	$20.38	$19.34

Total return	14.03%	5.38%	7.45%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.85%	0.84	%(c)

Total net expenses(d)	0.77%	0.78%	0.84	%(c)

Net investment income	1.68%	1.60%	1.77	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6	$6	$5

Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

218	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$20.30	$19.32	$18.00

Income from investment operations:

Net investment income	0.34	0.32	0.17

Net realized and unrealized gain	2.45	0.66	1.15

Total from investment operations	2.79	0.98	1.32

Net asset value, end of period	$23.09	$20.30	$19.32

Total return	13.74%	5.07%	7.33%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.08%	1.11	%(c)

Total net expenses(d)	1.04%	1.00%	1.11	%(c)

Net investment income	1.51%	1.61%	1.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,101	$254	$32

Portfolio turnover	87%	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	219

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$20.33	$19.32	$16.46	$13.26	$25.27

Income from investment operations:

Net investment income (loss)	0.35	0.29	0.23	0.26	0.38

Net realized and unrealized gain (loss)	2.47	0.72	2.63	2.94	(10.22)

Total from investment operations	2.82	1.01	2.86	3.20	(9.84)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.04)

Net realized gains	—	—	—	—	(2.13)

Total distributions to shareholders	—	—	—	—	(2.17)

Net asset value, end of period	$23.15	$20.33	$19.32	$16.46	$13.26

Total return	13.87%	5.23%	17.37%	24.13%	(42.16%)

Ratios to average net assets(a)

Total gross expenses	0.93%	0.96%	0.94%	0.71%	0.72%

Total net expenses(b)	0.90%	0.91%	0.94%	0.71%	0.72%

Net investment income	1.54%	1.45%	1.36%	1.87%	1.77%

Supplemental data

Net assets, end of period (in thousands)	$1,211,173	$1,229,110	$1,373,003	$1,393,213	$1,348,591

Portfolio turnover	87%	57%	87%	70%	109%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.37	$14.55	$13.30

Income from investment operations:

Net investment income (loss)	0.06	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.35	(2.17)	1.26

Total from investment operations	1.41	(2.18)	1.25

Net asset value, end of period	$13.78	$12.37	$14.55

Total return	11.40%	(14.98%)	9.40%

Ratios to average net assets(b)

Total gross expenses	0.93%	0.92%	0.81	%(c)

Total net expenses(d)	0.88%	0.92%	0.81	%(c)

Net investment income (loss)	0.44%	(0.08%)	(0.09	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$216,944	$5	$5

Portfolio turnover	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	221

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.32	$14.53	$13.30

Income from investment operations:

Net investment loss	(0.01)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	1.38	(2.18)	1.26

Total from investment operations	1.37	(2.21)	1.23

Net asset value, end of period	$13.69	$12.32	$14.53

Total return	11.12%	(15.21%)	9.25%

Ratios to average net assets(b)

Total gross expenses	1.18%	1.18%	1.09	%(c)

Total net expenses(d)	1.15%	1.18%	1.09	%(c)

Net investment loss	(0.04%)	(0.25%)	(0.31	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$921	$572	$134

Portfolio turnover	134%	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

222	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$12.34	$14.53	$11.51	$7.04	$12.85

Income from investment operations:

Net investment income (loss)	0.00 (a)	(0.03)	(0.02)	(0.01)	(0.00	)(a)

Net realized and unrealized gain (loss)	1.39	(2.16)	3.04	4.48	(5.74)

Total from investment operations	1.39	(2.19)	3.02	4.47	(5.74)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.00	)(a)

Net realized gains	—	—	—	—	(0.07)

Total distributions to shareholders	—	—	—	—	(0.07)

Net asset value, end of period	$13.73	$12.34	$14.53	$11.51	$7.04

Total return	11.26%	(15.07%)	26.28%	63.39%	(44.84%)

Ratios to average net assets(b)

Total gross expenses	1.05%	1.03%	0.99%	1.07%	0.88%

Total net expenses(c)	1.03%	1.03%	0.99%	1.07%	0.88%

Net investment income (loss)	0.02%	(0.20%)	(0.19%)	(0.15%)	(0.01%)

Supplemental data

Net assets, end of period (in thousands)	$270,346	$292,116	$407,945	$380,078	$256,228

Portfolio turnover	134%	165%	100%	126%	70%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	223

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.58	$9.54	$9.61

Income from investment operations:

Net investment income	0.20	0.36	0.21

Net realized and unrealized gain (loss)	0.35	0.55	(0.02)

Total from investment operations	0.55	0.91	0.19

Less distributions to shareholders:

Net investment income	(0.45)	(0.74)	(0.24)

Net realized gains	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.57)	(0.87)	(0.26)

Net asset value, end of period	$9.56	$9.58	$9.54

Total return	5.86%	10.08%	2.06%

Ratios to average net assets(b)

Total gross expenses	0.55%	0.56%	0.58	%(c)

Total net expenses(d)	0.55%	0.56%	0.58	%(c)

Net investment income	2.09%	3.81%	3.34	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,635,289	$2,546,875	$2,209,105

Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

224	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.55	$9.52	$9.61

Income from investment operations:

Net investment income	0.17	0.31	0.39

Net realized and unrealized gain (loss)	0.35	0.59	(0.22)

Total from investment operations	0.52	0.90	0.17

Less distributions to shareholders:

Net investment income	(0.43)	(0.74)	(0.24)

Net realized gains	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	(0.55)	(0.87)	(0.26)

Net asset value, end of period	$9.52	$9.55	$9.52

Total return	5.61%	9.91%	1.80%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.81%	0.81	%(c)

Total net expenses(d)	0.80%	0.81%	0.81	%(c)

Net investment income	1.79%	3.31%	6.34	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,443	$5,016	$1,227

Portfolio turnover	61%	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	225

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.59	$9.54	$9.40	$10.06		$10.28

Income from investment operations:

Net investment income	0.19	0.35	0.19	0.13		0.43

Net realized and unrealized gain (loss)	0.33	0.56	0.20	0.50		(0.40)

Total from investment operations	0.52	0.91	0.39	0.63		0.03

Less distributions to shareholders:

Net investment income	(0.43)	(0.73)	(0.23)	(1.29)		(0.25)

Net realized gains	(0.12)	(0.13)	(0.02)	(0.00	)(a)	—

Total distributions to shareholders	(0.55)	(0.86)	(0.25)	(1.29)		(0.25)

Net asset value, end of period	$9.56	$9.59	$9.54	$9.40		$10.06

Total return	5.61%	10.03%	4.13%	6.84%		0.14%

Ratios to average net assets(b)

Total gross expenses	0.68%	0.68%	0.70%	0.71%		0.73%

Total net expenses(c)	0.68%	0.68%	0.70%	0.71%		0.72%

Net investment income	1.95%	3.70%	1.96%	1.41%		3.95%

Supplemental data

Net assets, end of period (in thousands)	$299,702	$319,854	$330,937	$2,348,120		$982,653

Portfolio turnover	61%	66%	66%	135%		54%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

226	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.62	$15.28	$14.34

Income from investment operations:

Net investment income	0.18	0.06	0.05

Net realized and unrealized gain (loss)	1.81	(0.72)	0.89

Total from investment operations	1.99	(0.66)	0.94

Net asset value, end of period	$16.61	$14.62	$15.28

Total return	13.61%	(4.32%)	6.56%

Ratios to average net assets(b)

Total gross expenses	1.06%	1.04%	1.11	%(c)

Total net expenses(d)	0.94%	1.01%	1.09	%(c)

Net investment income	1.12%	0.38%	0.56	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,428,971	$1,260,436	$1,168,661

Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	227

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.56	$15.25	$14.34

Income from investment operations:

Net investment income	0.15	0.02	0.03

Net realized and unrealized gain (loss)	1.79	(0.71)	0.88

Total from investment operations	1.94	(0.69)	0.91

Net asset value, end of period	$16.50	$14.56	$15.25

Total return	13.32%	(4.52%)	6.35%

Ratios to average net assets(b)

Total gross expenses	1.31%	1.29%	1.31	%(c)

Total net expenses(d)	1.19%	1.26%	1.31	%(c)

Net investment income	0.99%	0.16%	0.33	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,730	$804	$484

Portfolio turnover	60%	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

228	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$14.58	$15.26	$12.26	$8.98	$13.63

Income from investment operations:

Net investment income	0.15	0.04	0.02	0.04	0.08

Net realized and unrealized gain (loss)	1.82	(0.72)	2.98	3.24	(4.26)

Total from investment operations	1.97	(0.68)	3.00	3.28	(4.18)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.01)

Net realized gains	—	—	—	—	(0.46)

Total distributions to shareholders	—	—	—	—	(0.47)

Net asset value, end of period	$16.55	$14.58	$15.26	$12.26	$8.98

Total return	13.51%	(4.46%)	24.43%	36.55%	(31.57%)

Ratios to average net assets(a)

Total gross expenses	1.18%	1.16%	1.22%	1.27%	1.27%

Total net expenses(b)	1.07%	1.13%	1.22%	1.26%	1.22%

Net investment income	0.95%	0.24%	0.14%	0.43%	0.84%

Supplemental data

Net assets, end of period (in thousands)	$200,780	$220,667	$284,055	$1,321,826	$916,221

Portfolio turnover	60%	58%	57%	58%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	229

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.65	$10.00	$9.54

Income from investment operations:

Net investment income	0.15	0.10	0.06

Net realized and unrealized gain (loss)	0.91	(0.45)	0.40

Total from investment operations	1.06	(0.35)	0.46

Net asset value, end of period	$10.71	$9.65	$10.00

Total return	10.98%	(3.50%)	4.82%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.82%	0.82	%(c)

Total net expenses(d)	0.78%	0.78%	0.82	%(c)

Net investment income	1.41%	1.01%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$893,849	$1,276,709	$1,348,356

Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

230	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.63	$9.99	$9.54

Income from investment operations:

Net investment income	0.13	0.07	0.06

Net realized and unrealized gain (loss)	0.89	(0.43)	0.39

Total from investment operations	1.02	(0.36)	0.45

Net asset value, end of period	$10.65	$9.63	$9.99

Total return	10.59%	(3.60%)	4.72%

Ratios to average net assets(b)

Total gross expenses	1.09%	1.08%	0.88	%(c)

Total net expenses(d)	1.03%	1.03%	0.88	%(c)

Net investment income	1.25%	0.76%	1.04	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,124	$1,330	$472

Portfolio turnover	85%	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	231

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.64	$9.99	$8.96	$6.82	$11.20

Income from investment operations:

Net investment income	0.14	0.09	0.03	0.05	0.06

Net realized and unrealized gain (loss)	0.89	(0.44)	1.00	2.09	(4.35)

Total from investment operations	1.03	(0.35)	1.03	2.14	(4.29)

Less distributions to shareholders:

Net investment income	—	—	—	—	(0.00	)(a)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	—	—	—	—	(0.09)

Net asset value, end of period	$10.67	$9.64	$9.99	$8.96	$6.82

Total return	10.68%	(3.50%)	11.52%	31.33%	(38.58%)

Ratios to average net assets(b)

Total gross expenses	0.96%	0.94%	1.05%	0.94%	1.06%

Total net expenses(c)	0.90%	0.90%	1.05%	0.94%	1.03%

Net investment income	1.30%	0.89%	0.35%	0.64%	0.81%

Supplemental data

Net assets, end of period (in thousands)	$53,529	$61,213	$79,768	$2,022,696	$842,243

Portfolio turnover	85%	21%	32%	21%	18%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

232	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.48	$11.18	$10.44

Income from investment operations:

Net investment income	0.14	0.09	0.06

Net realized and unrealized gain (loss)	1.65	(0.79)	0.68

Total from investment operations	1.79	(0.70)	0.74

Net asset value, end of period	$12.27	$10.48	$11.18

Total return	17.08%	(6.26%)	7.09%

Ratios to average net assets(b)

Total gross expenses	0.90%	0.90%	0.92	%(c)

Total net expenses(d)	0.87%	0.90%	0.92	%(c)

Net investment income	1.18%	0.77%	0.92	%(c)

Supplemental data

Net assets, end of period (in thousands)	$951,190	$840,305	$886,881

Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	233

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.44	$11.17	$10.44

Income from investment operations:

Net investment income	0.12	0.07	0.07

Net realized and unrealized gain (loss)	1.64	(0.80)	0.66

Total from investment operations	1.76	(0.73)	0.73

Net asset value, end of period	$12.20	$10.44	$11.17

Total return	16.86%	(6.53%)	6.99%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.16%	1.19	%(c)

Total net expenses(d)	1.12%	1.16%	1.19	%(c)

Net investment income	1.00%	0.67%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,690	$2,068	$527

Portfolio turnover	151%	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

234	Annual Report 2012

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.47	$11.18	$9.17	$6.72	$10.69

Income from investment operations:

Net investment income	0.12	0.07	0.06	0.10	0.16

Net realized and unrealized gain (loss)	1.65	(0.78)	1.95	2.35	(4.05)

Total from investment operations	1.77	(0.71)	2.01	2.45	(3.89)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(0.08)

Total distributions to shareholders	—	—	—	—	(0.08)

Net asset value, end of period	$12.24	$10.47	$11.18	$9.17	$6.72

Total return	16.91%	(6.35%)	21.87%	36.47%	(36.58%)

Ratios to average net assets(a)

Total gross expenses	1.02%	1.03%	1.14%	1.56%	4.35%

Total net expenses(b)	1.00%	1.03%	1.05%	1.17%	1.14%

Net investment income	1.04%	0.64%	0.64%	1.36%	1.57%

Supplemental data

Net assets, end of period (in thousands)	$16,153	$15,072	$16,108	$13,938	$12,020

Portfolio turnover	151%	76%	85%	99%	96%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	235

Columbia Variable Portfolio Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Balanced Fund; Columbia Variable Portfolio – Cash Management Fund; Columbia Variable Portfolio – Diversified Bond Fund; Columbia Variable Portfolio – Emerging Markets Fund (formerly Columbia Variable Portfolio – Emerging Markets Opportunity Fund); Columbia Variable Portfolio – Global Bond Fund; Columbia Variable Portfolio – High Yield Bond Fund; Columbia Variable Portfolio – Large Core Quantitative Fund (formerly Columbia Variable Portfolio – Dynamic Equity Fund); Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund; Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (formerly Columbia Variable Portfolio – Global Inflation-Protected Securities Fund); Variable Portfolio – Partners Small Cap Value Fund; Variable Portfolio – Sit Dividend Growth Fund (formerly Variable Portfolio – Davis New York Venture Fund) and Variable Portfolio – Victory Established Value Fund (formerly Variable Portfolio – Goldman Sachs Mid Cap Value Fund). Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund, other than Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, currently operates as a diversified fund. Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund, except Columbia Variable Portfolio – Balanced Fund, offers Class 1, Class 2 and Class 3 shares (Columbia Variable Portfolio – Balanced Fund offers only Class 3 shares) to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For certain Funds, other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended December 31, 2012.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-

236	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Except Columbia Variable Portfolio – Cash Management Fund, short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Securities in the Columbia Variable Portfolio – Cash Management Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2012	237

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Forward foreign currency exchange contracts	Funds
To shift investment exposure from one currency to another.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.	Columbia Variable Portfolio – Global Bond Fund
To go long and short on currency exposure.	Columbia Variable Portfolio – Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To produce incremental earnings.	Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

238	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Futures contracts	Funds
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Columbia Variable Portfolio – Large Core Quantitative Fund
To go long and short duration exposures.	Columbia Variable Portfolio – Global Bond Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments and options on futures are used primarily to flexibly and efficiently manage the duration and yield curve exposure of the Fund vs. the benchmark, and may be used to isolate perceived mispricings across the nominal curve. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $52,704,000 at December 31, 2012.

Contracts and premiums associated with options contracts written for the year ended December 31, 2012 for Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2011	—	—	—	—
Opened	630	392,471	508	62,469
Closed	—	—	—	—
Expired	—	—	508	62,469
Balance at December 31, 2012	630	392,471	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. Columbia Variable Portfolio – Diversified Bond Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities and to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

Annual Report 2012	239

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio – Balanced Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	36,406	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

240	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(390,812)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	104,548

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	1,140

Columbia Variable Portfolio – Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	782,272
Credit contracts	Premiums paid on outstanding credit default swap contracts	7,864,946
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	4,043,627	*
Total		12,690,845

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	4,717,886
Credit contracts	Premiums received on outstanding credit default swap contracts	1,591,046
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	174	*
Total		6,309,106

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(21,832,822)	(21,832,822)
Interest rate contracts	(22,704,735)	—	(22,704,735)
Total	(22,704,735)	(21,832,822)	(44,537,557)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(2,257,441)	(2,257,441)
Interest rate contracts	10,404,293	—	10,404,293
Total	10,404,293	(2,257,441)	8,146,852

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	29,868

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	881,203,750

Columbia Variable Portfolio – Global Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	3,449,889
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	774,123	*
Total		4,224,012

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	12,236,537
Interest rate contracts	Net assets – unrealized depreciation on futures contracts	154,332	*
Total		12,390,869

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2012	241

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts($)	Total ($)
Foreign exchange contracts	17,883,360	—	17,883,360
Interest rate contracts	—	5,863,151	5,863,151
Total	17,883,360	5,863,151	23,746,511
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts($)	Total ($)
Foreign exchange contracts	(10,143,449)	—	(10,143,449)
Interest rate contracts	—	(1,869,767)	(1,869,767)
Total	(10,143,449)	(1,869,767)	(12,013,216)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	791
Futures contracts	22,846

Columbia Variable Portfolio – Large Core Quantitative Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	89,897	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	2,728,336
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(244,340)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	629

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value- unaffiliated issuers (for purchased options)	924,051
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	2,064,794
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	2,237,747	*
Total		5,226,592

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Options contracts written, at value	224,250
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	18,078,557
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,102,913	*
Total		19,405,720

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	(28,595,175)	—	—	(28,595,175)
Interest rate contracts	—	(4,368,171)	(147,417)	(4,515,588)
Total	(28,595,175)	(4,368,171)	(147,417)	(33,110,763)

242	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	(27,469,734)	—	—	(27,469,734)
Interest rate contracts	—	424,553	(282,935)	141,618
Total	(27,469,734)	424,553	(282,935)	(27,328,116)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	154
Futures contracts	19,243
Options contracts	3,560

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the

Annual Report 2012	243

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation-Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Large Core Quantitative Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund,

244	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Variable Portfolio – Partners Small Cap Value Fund, Variable Portfolio – Sit Dividend Growth Fund and Variable Portfolio – Victory Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio – Cash Management Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly, when available, for Columbia Variable Portfolio – Cash Management Fund. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Emerging Markets Fund and Columbia Variable Portfolio – Global Bond Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2012	245

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Balanced Fund	0.66	0.49	0.64
Columbia Variable Portfolio — Cash Management Fund	0.33	0.15	0.33
Columbia Variable Portfolio — Diversified Bond Fund	0.43	0.30	0.41
Columbia Variable Portfolio — Emerging Markets Fund	1.10	0.90	1.07
Columbia Variable Portfolio — Global Bond Fund	0.57	0.47	0.55
Columbia Variable Portfolio — High Yield Bond Fund	0.59	0.36	0.58
Columbia Variable Portfolio — Large Core Quantitative Fund	0.71	0.54	0.66
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	0.76	0.62	0.76
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.44	0.25	0.42
Variable Portfolio — Partners Small Cap Value Fund	0.97	0.87	0.91
Variable Portfolio — Sit Dividend Growth Fund	0.73	0.60	0.71
Variable Portfolio — Victory Established Value Fund	0.78	0.65	0.77

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc. (BlackRock)*
Variable Portfolio – Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Denver Investment Advisors LLC Turner Investments, L.P.
Variable Portfolio – Sit Dividend Growth Fund	Sit Investment Associates, Inc. (Sit Investment)**
Variable Portfolio – Victory Established Value Fund	Victory Capital Management, Inc. (Victory Capital)***

*	Subadvisory agreement with BlackRock became effective on October 22, 2012; prior to October 22, 2012, the fund was not subadvised.
**	Subadvisory agreement with Sit Investment became effective on November 16, 2012; prior to November 16, 2012, Davis Selected Advisers, L.P. was the subadviser to the Fund.
***	Subadvisory agreement with Victory Capital became effective on November 16, 2012; prior to November 16, 2012, Goldman Sachs Asset Management, Inc. was the subadviser to the Fund.

For Variable Portfolio – Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

Prior to June 29, 2012, Columbia Variable Portfolio – Emerging Markets Fund was subadvised by Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. As of June 29, 2012, Threadneedle no longer acts as the Subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of the Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Administration fee (%)
Columbia Variable Portfolio – Balanced Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Cash Management Fund	0.06	0.03	0.06

246	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Administration fee (%)
Columbia Variable Portfolio – Diversified Bond Fund	0.07	0.04	0.06
Columbia Variable Portfolio – Emerging Markets Fund	0.08	0.05	0.08
Columbia Variable Portfolio – Global Bond Fund	0.08	0.05	0.07
Columbia Variable Portfolio – High Yield Bond Fund	0.07	0.04	0.07
Columbia Variable Portfolio – Large Core Quantitative Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.06	0.03	0.06
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.07	0.04	0.06
Variable Portfolio – Partners Small Cap Value Fund	0.08	0.05	0.07
Variable Portfolio – Sit Dividend Growth Fund	0.06	0.03	0.06
Variable Portfolio – Victory Established Value Fund	0.06	0.03	0.06

Other Expenses

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were as follows:

Fund
Columbia Variable Portfolio – Balanced Fund	$3,951
Columbia Variable Portfolio – Cash Management Fund	3,854
Columbia Variable Portfolio – Diversified Bond Fund	13,604
Columbia Variable Portfolio – Emerging Markets Fund	4,129
Columbia Variable Portfolio – Global Bond Fund	6,329
Columbia Variable Portfolio – High Yield Bond Fund	3,214
Columbia Variable Portfolio – Large Core Quantitative Fund	5,167
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	2,500
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	10,157
Variable Portfolio – Partners Small Cap Value Fund	5,997
Variable Portfolio – Sit Dividend Growth Fund	5,058
Variable Portfolio – Victory Established Value Fund	4,133

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class 2 shares (if any) and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to its Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.789
Columbia Variable Portfolio – Cash Management Fund	0.46	0.71	0.585
Columbia Variable Portfolio – Diversified Bond Fund	0.59	0.84	0.715
Columbia Variable Portfolio – Emerging Markets Fund	1.26	1.51	1.385
Columbia Variable Portfolio – Global Bond Fund	0.75	1.00	0.875
Columbia Variable Portfolio – High Yield Bond Fund	0.72	0.97	0.845
Columbia Variable Portfolio – Large Core Quantitative Fund	0.82	1.07	0.945
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.88	1.13	1.005
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.60	0.85	0.725
Variable Portfolio – Partners Small Cap Value Fund	0.91	1.16	1.035
Variable Portfolio – Sit Dividend Growth Fund	0.78	1.03	0.905
Variable Portfolio – Victory Established Value Fund	0.86	1.11	0.985

Annual Report 2012	247

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.82
Columbia Variable Portfolio – Cash Management Fund	0.455	0.705	0.58
Columbia Variable Portfolio – Diversified Bond Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Emerging Markets Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Global Bond Fund	0.835	1.085	0.96
Columbia Variable Portfolio – High Yield Bond Fund	N/A	N/A	N/A
Columbia Variable Portfolio – Large Core Quantitative Fund	0.735	0.985	0.86
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	N/A	N/A	N/A
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	N/A	N/A	N/A
Variable Portfolio – Partners Small Cap Value Fund	1.015	1.265	1.14
Variable Portfolio – Sit Dividend Growth Fund	0.775	1.025	0.90
Variable Portfolio – Victory Established Value Fund	1.035	1.285	1.16

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

From time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Columbia Variable Portfolio – Cash Management Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Prior to May 1, 2012, for certain funds, there was no contractual agreement to waive fees and/or reimburse expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to timing treatments for adjustments on certain convertible preferred securities, capital loss carryforward, deferral/reversal of wash sale losses, distribution reclassifications, derivative investments, foreign currency transactions, investment in delayed delivery forward sale commitments, investments in partnerships, net operating loss reclassifications, principle and/or interest of fixed income securities, and trustee’s deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)
Columbia Variable Portfolio – Diversified Bond Fund	(7,119,975)	7,119,975	—
Columbia Variable Portfolio – Emerging Markets Fund	(1,309,904)	1,309,904	—
Columbia Variable Portfolio – Global Bond Fund	34,928,993	(34,928,993)	—
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	(25,650,126)	25,650,126	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

248	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2012			Year ended December 31, 2011
Fund	Ordinary income ($)	Long- term capital gains ($)	Total ($)	Ordinary income ($)	Long- term capital gains ($)	Total ($)

Columbia Variable Portfolio – Cash Management Fund	81,052	—	81,052	82,021	—	82,021

Columbia Variable Portfolio – Diversified Bond Fund	188,490,739	63,651,001	252,141,740	185,574,106	—	185,574,106

Columbia Variable Portfolio – Emerging Markets Fund	4,500,157	21,706,790	26,206,947	11,128,101	15,307,256	26,435,357

Columbia Variable Portfolio – Global Bond Fund	49,502,477	4,686,669	54,189,146	50,957,074	7,377,820	58,334,894

Columbia Variable Portfolio – High Yield Bond Fund	45,735,465	—	45,735,465	53,150,517	—	53,150,517

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	140,308,533	23,366,923	163,675,456	228,230,120	15,132,461	243,362,581

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Columbia Variable Portfolio – Cash Management Fund	12,843	—	(2,531,810)	—

Columbia Variable Portfolio – Diversified Bond Fund	191,543,845	65,915,990	—	135,149,310

Columbia Variable Portfolio – Emerging Markets Fund	161,883	—	(26,148,817)	151,359,837

Columbia Variable Portfolio – Global Bond Fund	85,545,822	5,069,573	—	67,903,971

Columbia Variable Portfolio – High Yield Bond Fund	40,250,945	—	(103,245,031)	40,274,690

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	37,792,233	48,639,330	—	(60,682,940)

At December 31, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net appreciation (depreciation) ($)

Columbia Variable Portfolio – Cash Management Fund	782,429,117	—	—	—

Columbia Variable Portfolio – Diversified Bond Fund	3,940,145,113	146,426,963	11,277,653	135,149,310

Columbia Variable Portfolio – Emerging Markets Fund	818,961,496	160,143,556	(8,783,719)	151,359,837

Columbia Variable Portfolio – Global Bond Fund	1,491,907,152	74,235,611	(6,331,640)	67,903,971

Columbia Variable Portfolio – High Yield Bond Fund	595,200,974	41,524,720	(1,250,030)	40,274,690

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	2,880,102,992	25,779,787	(86,462,727)	(60,682,940)

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2013 ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)

Columbia Variable Portfolio – Cash Management Fund	—	—	—	210,612	2,314,644

Columbia Variable Portfolio – Diversified Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund	—	—	—	—	—

Columbia Variable Portfolio – Global Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund	—	—	—	30,987,481	72,257,550

Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	—	—	—	—	—

Fund (continued)	2018 ($)	2019 ($)	Unlimited short- term ($)	Unlimited long- term ($)	Total ($)

Columbia Variable Portfolio – Cash Management Fund	6,554	—	—	—	2,531,810

Columbia Variable Portfolio – Diversified Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund	—	—	26,148,817	—	26,148,817

Columbia Variable Portfolio – Global Bond Fund	—	—	—	—	—

Columbia Variable Portfolio – High Yield Bond Fund	—	—	—	—	103,245,031

Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	—	—	—	—	—

Annual Report 2012	249

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Columbia Variable Portfolio – Cash Management Fund	73,251	—
Columbia Variable Portfolio – High Yield Bond Fund	20,256,064	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Columbia Variable Portfolio – Balanced Fund	1,079,218,002	1,179,272,459	618,016,549	589,682,132

Columbia Variable Portfolio – Cash Management Fund	27,441,418,025	27,533,717,734	564,144,399	625,200,000

Columbia Variable Portfolio – Diversified Bond Fund	7,855,136,898	8,158,305,898	5,381,414,648	5,440,950,193

Columbia Variable Portfolio – Emerging Markets Fund	1,378,581,458	1,434,037,200	—	—

Columbia Variable Portfolio – Global Bond Fund	617,384,340	751,518,104	214,034,618	152,026,369

Columbia Variable Portfolio – High Yield Bond Fund	451,942,198	462,441,280	—	—

Columbia Variable Portfolio – Large Core Quantitative Fund	1,093,625,702	1,251,789,819	—	—

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	699,355,103	546,960,956	—	—

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Variable Portfolio –BlackRock Global Inflation-Protected Securities Fund	1,727,738,473	2,203,218,286	1,080,870,564	1,352,766,429

Variable Portfolio – Partners Small Cap Value Fund	855,877,750	905,477,626	—	—

Variable Portfolio – Sit Dividend Growth Fund	937,153,157	1,381,846,883	—	—

Variable Portfolio – Victory Established Value Fund	1,392,915,605	1,392,994,052	—	—

Note 6. Payments by Affiliates

During the year ended December 31, 2012, the Investment Manager reimbursed Columbia Variable Portfolio – Emerging Markets Fund $493,865 for a loss on a trading error.

Note 7. Lending of Portfolio Securities

Effective December 31, 2012, the Funds no longer participate in securities lending activity. Prior to that date, each Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Funds received income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statements of Operations. The Funds continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Funds did not have any securities on loan.

Note 8. Affiliated Money Market Fund

Each Fund, except Columbia Variable Portfolio—Cash Management Fund, may invest its daily cash balances in

250	Annual Report 2012

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2012, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares for each Fund, except for Columbia Variable Portfolio – Balanced Fund. At December 31, 2012, the Investment Manager and/or affiliates owned 100% of Class 3 shares for Columbia Variable Portfolio – Balanced Fund. Subscription and redemption activity by concentrate accounts may have a significant effect on the operations of the Funds.

Note 10. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

With the exception of Columbia Variable Portfolio – Emerging Markets Fund, no Fund had borrowings during the year ended December 31, 2012.

With respect to, Columbia Variable Portfolio – Emerging Markets Fund for the year ended December 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $5,483,333 at a weighted average interest rate of 1.21%.

Note 11. Significant Risks

Non-Diversification Risk

Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund invest in foreign securities. Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Consumer Discretionary Sector Risk

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund’s portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. This Fund may be more susceptible to the particular risks of this sector than if the Fund was invested in a wider variety of issuers operating in unrelated sectors.

Financial Sector Risk

Variable Portfolio – Partners Small Cap Value Fund and Variable Portfolio – Victory Established Value Funds’ portfolio managers may invest significantly in issuers operating in the financial sector. These Funds may be more susceptible to the particular risks of this sector than if the

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Notes to Financial Statements (continued)

December 31, 2012

Funds were invested in a wider variety of issuers operating in unrelated sectors.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

252	Annual Report 2012

Columbia Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Balanced Fund, Columbia Variable Portfolio — Cash Management Fund, Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund (formerly known as Columbia Variable Portfolio — Emerging Markets Opportunity Fund), Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — High Yield Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund (formerly known as Columbia Variable Portfolio — Dynamic Equity Fund), Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (formerly known as Columbia Variable Portfolio — Global Inflation-Protected Securities Fund), Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund (formerly known as Variable Portfolio — Davis New York Venture Fund) and Variable Portfolio — Victory Established Value Fund (formerly known as Variable Portfolio — Goldman Sachs Mid Cap Value Fund) (the “Funds”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 21, 2013

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Columbia Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

	Dividends Received Deduction	Capital Gain Dividend	Foreign Taxes Paid	Foreign Source Income
Columbia Variable Portfolio – Cash Management Fund	0.00%	—	—	—
Columbia Variable Portfolio – Diversified Bond Fund	0.72%	132,862,853	—	—
Columbia Variable Portfolio – Emerging Markets Fund	0.92%	21,706,790	2,016,833	18,891,344
Columbia Variable Portfolio – Global Bond Fund	0.00%	10,009,722	287,253	36,914,546
Columbia Variable Portfolio – High Yield Bond Fund	0.00%	—	—	—
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.00%	74,438,286	—	—

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

254	Annual Report 2012

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Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

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Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

256	Annual Report 2012

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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Columbia Variable Portfolio Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

258	Annual Report 2012

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel of Ameriprise Financial since November 2008 and January 2013, respectively (formerly Chief Counsel from January 2010-January 2013 and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	259

Columbia Variable Portfolio Funds

Approval of the Subadvisory Agreement between BlackRock Financial Management, Inc. and Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the Investment Manager to Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and BlackRock Financial Management Inc. (“BlackRock”), BlackRock has provided portfolio management and related services for the Fund since October 22, 2012. Prior to October 22, 2012, the Fund had been internally managed by the Columbia Management Global Sector Team since Fund’s inception in September 2005.

At the September 12-13, 2012 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: the proposed Subadvisory Agreement between BlackRock and Columbia Management ( the “BlackRock Proposal”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral presentations in connection with BlackRock’s proposed services, including the expected nature, extent and quality of services, the Investment Manager’s profitability from the Fund, proposed subadvisory fees and Fund expenses, BlackRock’s investment performance and the code of ethics and compliance program of BlackRock. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the Investment Manager and BlackRock, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the BlackRock Proposal.

Nature, Extent and Quality of Services to be Provided by BlackRock

The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by BlackRock, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel. The Board observed that BlackRock’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted his conclusion that BlackRock’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of BlackRock, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that BlackRock’s inflation-linked portfolio team is co-headed by two managing directors, each with over 10 years’ experience. The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by BlackRock for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of BlackRock as a well-qualified prospective subadviser with an investment style consistent with the Fund’s investment objectives and focus. The Board also considered, in this regard, information and representations supporting the expectation that BlackRock’s strategy is well suited for management’s desired risk/return profile for the Fund.

Investment Performance of BlackRock

In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered BlackRock’s investment performance, noting that BlackRock has delivered performance results in line with its index over the one-, three- and five-year periods for its accounts managed using strategies substantially similar to the one proposed for the Fund. The Board also considered the information provided by Columbia Management regarding BlackRock’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how BlackRock would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement with BlackRock, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Fund and its shareholders, the Board concluded that BlackRock was in a position to provide a high quality and level of service to the Fund.

260	Annual Report 2012

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Approval of the Subadvisory Agreement between BlackRock Financial Management, Inc. and Columbia Management Investment Advisers, LLC (continued)

Comparative Fees and Costs of Services to be Provided

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to BlackRock would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by BlackRock to other clients, observing that the proposed subadvisory fees are lower than fees paid by Columbia Management to subadvisers of other funds. In this regard, the Board recalled from the Contracts Committee report that despite the relatively low fee, Columbia Management’s profitability was expected to decrease as a result of the outsource to BlackRock (since the Fund was managed internally by Columbia Management). Further, the Board observed that, given BlackRock’s well-known reputation, its large scale of business permits it to offer a relatively low fee to institutional clients like the Fund.

Profitability and Economies of Scale to be Realized

The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with BlackRock and considered the expected profitability resulting to Ameriprise therefrom. In this regard, the Board considered, among other things, its conclusions in April 2012 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate should not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into the Subadvisory Agreement with BlackRock.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On September 13, 2012, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

Annual Report 2012	261

Columbia Variable Portfolio Funds

Approval of the Subadvisory Agreement between Victory Capital Management, Inc. and Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the Investment Manager to Variable Portfolio — Victory Established Value Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Victory Capital Management Inc. (“Victory Capital”), Victory Capital has provided portfolio management and related services for the Fund since November 19, 2012. Effective November 19, 2012, Goldman Sachs Assets Management, L.P. (“Goldman Sachs”) was terminated as Subadviser to the Fund.

At the September 12-13, 2012 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: (i) the termination of the subadvisory agreement between Columbia Management and Goldman Sachs, pursuant to which Goldman Sachs served as a subadviser to the Fund; and (ii) the proposed Subadvisory Agreement between Victory Capital and Columbia Management (together, the “Victory Capital Proposals”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral presentations in connection with Victory Capital’s proposed services, including the expected nature, extent and quality of services, the Investment Manager’s profitability from the Fund, proposed subadvisory fees and Fund expenses, Victory Capital’s investment performance and the code of ethics and compliance program of Victory Capital. The Board also took into account the Contracts Committee’s and Investment Review Committee’s reports respecting the proposed termination of Goldman Sachs. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the Investment Manager and Victory Capital, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Victory Capital Proposals.

Nature, Extent and Quality of Services to be Provided by Victory Capital

The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by Victory Capital, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel. The Board observed that Victory Capital’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted his conclusion that Victory Capital’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of Victory Capital, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that Victory Capital’s investment approach was reviewed by the Investment Review Committee and is set by its chief investment officer, who has 18 years of investment experience, and that the portfolio would be supported by four investment professionals. The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by Victory Capital for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of Victory Capital as a well-qualified prospective successor subadviser with an investment style consistent with the Fund’s investment objectives and strategies. The Board also considered, in this regard, information and representations supporting the expectation that Victory Capital’s strategy is well suited for management’s desired risk/return profile for the Fund.

Investment Performance of Victory Capital

In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered Victory Capital’s overall investment performance, noting that Victory Capital has delivered solid performance results over the one-, three-, five- and ten-year periods for its accounts managed using a strategy substantially similar to the one proposed for the Fund. The Board also considered the information provided by Columbia Management regarding Victory Capital’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how Victory Capital would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement with Victory Capital, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Fund and its shareholders, the Board concluded that Victory Capital was in a position to provide a high quality and level of service to the Fund.

262	Annual Report 2012

Columbia Variable Portfolio Funds

Approval of the Subadvisory Agreement between Victory Capital Management, Inc. and Columbia Management Investment Advisers, LLC (continued)

Comparative Fees and Costs of Services to be Provided

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Victory Capital would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by Victory Capital to other clients, observing that the proposed subadvisory fees are generally in line with fees charged by Victory Capital to other subadvisory clients. The Board also observed that the proposed subadvisory fees are generally in line with subadvisory fees paid by Columbia Management to subadvisers of other Funds.

Profitability and Economies of Scale to be Realized

The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with Victory Capital and considered the expected profitability resulting to Ameriprise therefrom. In this regard, the Board considered, among other things, its conclusions in April 2012 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate should not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into Subadvisory Agreement with Victory Capital.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On September 13, 2012, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

Annual Report 2012	263

Columbia Variable Portfolio Funds

Approval of the Subadvisory Agreement between Sit Investment Associates, Inc. and Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the Investment Manager to Variable Portfolio — Sit Dividend Growth Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Sit Investment Associates, Inc. (“Sit Investment”), Sit Investment has provided portfolio management and related services for the Fund since November 19, 2012. Effective November 19, 2012, Davis Selected Advisers, L.P. (“Davis”) was terminated as Subadviser to the Fund.

At the September 12-13, 2012 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: (i) the termination of the subadvisory agreement between Columbia Management and Davis, pursuant to which Davis served as a subadviser to the Fund; and (ii) the proposed Subadvisory Agreement between Sit Investment and Columbia Management (together, the “Sit Investment Proposals”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral presentations in connection with Sit Investment’s proposed services, including the expected nature, extent and quality of services, the Investment Manager’s profitability from the Fund, proposed subadvisory fees and Fund expenses, Sit Investment’s investment performance and the code of ethics and compliance program of Sit Investment. The Board also took into account the Contracts Committee’s and Investment Review Committee’s reports respecting the proposed termination of Davis. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the Investment Manager and Sit Investment, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Sit Investment Proposals.

Nature, Extent and Quality of Services to be Provided by Sit Investment

The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by Sit Investment, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel. The Board observed that Sit Investment’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted his conclusion that Sit Investment’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of Sit Investment, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that Sit Investment’s investment approach was reviewed by the Investment Review Committee and is set by its chief investment officer, who has 21 years of investment experience, and the day-to-day responsibility for the strategy is overseen by a senior vice president who has 19 years of investment experience. The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by Sit Investment for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of Sit Investment as a well-qualified prospective successor subadviser with an investment style consistent with the Fund’s investment objectives and focuses. The Board also considered, in this regard, information and representations supporting the expectation that Sit Investment’s strategy is well suited for management’s desired risk/return profile for the Fund.

Investment Performance of Sit Investment

In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered Sit Investment’s overall investment performance, noting that Sit Investment has delivered solid performance results compared to its benchmark index over the one-, three-, and five-year periods for its accounts managed using a strategy substantially similar to that proposed for the Fund. The Board also considered the information provided by Columbia Management regarding Sit Investment’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how Sit Investment would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement

264	Annual Report 2012

Columbia Variable Portfolio Funds

Approval of the Subadvisory Agreement between Sit Investment Associates, Inc. and Columbia Management Investment Advisers, LLC (continued)

with Sit Investment, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Fund and its shareholders, the Board concluded that Sit Investment was in a position to provide a high quality and level of service to the Fund.

Comparative Fees and Costs of Services to be Provided

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Sit Investment would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by Sit Investment to other clients, observing that the proposed subadvisory fees are generally in line with fees charged by Sit Investment to other subadvisory clients. The Board also observed that the proposed subadvisory fees are generally in line with subadvisory fees paid by Columbia Management to subadvisers of other Funds.

Profitability and Economies of Scale to be Realized

The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with Sit Investment and considered the expected profitability resulting to Ameriprise therefrom. In this regard, the Board considered, among other things, its conclusions in April 2012 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate should not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into Subadvisory Agreement with Sit Investment.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On September 13, 2012, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

Annual Report 2012	265

Columbia Variable Portfolio Funds

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266	Annual Report 2012

Columbia Variable Portfolio Funds

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Annual Report 2012	267

Columbia Variable Portfolio Funds

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268	Annual Report 2012

Columbia Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	269

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6466 AJ (3/13)

Annual Report December 31, 2012

Variable Portfolio Funds

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Limited Duration Credit Fund

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – American Century Growth Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Variable Portfolio – DFA International Value Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Marsico Growth Fund

(To be renamed Variable Portfolio – Holland Large Cap Growth Fund effective on or about March 25, 2013)

Variable Portfolio – Mondrian International Small Cap Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – Pyramis® International Equity Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of the Funds directly. You invest by buying a variable annuity account contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Funds. Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used under license.

Variable Portfolio Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Limited Duration Credit Fund

Performance Summary

>	Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) Class 2 shares gained 6.05% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which advanced 6.17% for the same time period.

>	The Fund had more exposure than the index to credit risk during the period, which aided performance as credit markets had extremely strong returns.

>	Positive Fund returns from industrials and utilities were more than enough to overcome the negative impact of an underweight position in the strong-performing financials group.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	6.25	4.27
Class 2	05/07/10	6.05	4.00
Barclays U.S. 1-5 Year Corporate Index		6.17	4.66

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	3

Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Limited Duration Credit Fund

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at December 31, 2012)
Corporate Bonds & Notes	89.2
Consumer Discretionary	4.3
Consumer Staples	11.2
Energy	6.8
Financials	9.0
Health Care	5.1
Industrials	12.2
Materials	1.2
Telecommunication	10.4
Utilities	29.0
Money Market Funds	3.9
U.S. Treasury Obligations	6.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2012)
AAA rating	7.2
A rating	7.6
BBB rating	79.7
Non-investment grade	5.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) Class 2 share gained 6.05% for the 12 months ended December 31, 2012. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which rose 6.17% during the same period. Positive Fund returns from industrials and utilities were more than enough to overcome the negative impact of an underweight position in the strong-performing financials group.

Modest Economic Growth, an Accommodative Fed

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe’s debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets moved higher as investors responded favorably to actions by the U.S. Federal Reserve to stimulate economic growth and the European Central Bank to shore up weaker, debt-ridden eurozone members. U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012.

Emphasis on Industrials and Utilities Aided Returns

Throughout the 12-month period, the Fund benefited from a number of decisions regarding its positioning. The Fund’s emphasis on economically defensive industrial and utility issues, many of them BBB rated, was especially beneficial to returns. The Fund also had exposure to short maturity, high-yield corporate bonds, which had a positive impact on results as high-yield was one of the fixed-income market’s strongest performers for the year. We scaled back our commitment to high-yield as the year proceeded, primarily because we became concerned about higher valuations. The Fund began the year with a high-yield allocation of approximately 10-to-12% but reduced that exposure at mid-year and again late in the period. At the end of 2012, the allocation to high-yield debt was down to approximately 4% of net assets.

The Fund gave up some ground by underweighting securities in the financials sector, a group that generated strong performance in 2012. We favored lower-risk

4	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

industries, such as consumer oriented industrials and utilities, which faced fewer regulatory uncertainties and had more transparent business models.

Shorter Duration Positioning to Mitigate Risk

Throughout 2012, we held to our longer-term commitment to manage the Fund to seek a level of current income consistent with preservation of capital. In that regard, we kept the Fund’s duration approximately one year shorter than the index because we believe that interest rates had little room to decline. We decided it made more sense to reduce interest-rate risk and protect shareholders against the risks of price losses if interest rates were to begin to rise, which we accomplished with a shorter duration. In the process, we gave up a small amount of portfolio yield, but that was more than offset by gains elsewhere in the portfolio.

Looking Ahead

At present, we continue to believe that investment-grade credit offers some of the best risk/reward opportunities in the fixed-income universe. In particular, we think we are currently investing in the most attractive part of the fixed-income universe, as short- and limited duration strategies are less vulnerable to rising interest rates than longer-duration strategies. At present, we expect interest rates to become more volatile in the months ahead, which only re-enforces our commitment to short-term credit. While we remain confident in investment-grade corporates overall, we currently plan to continue to de-emphasize the financials group, where we see greater risks than in sectors such as industrials and utilities.

We intend to keep a close eye on the overall economic backdrop, paying particular attention to developments in Washington and in Europe that could affect the investment markets.

As always, we remain conscious of risks in the market and will continue to manage the portfolio cautiously, seeking a total return above the rate of inflation with little variation in net asset value.

Annual Report 2012	5

Variable Portfolio Funds

Performance Overview

Variable Portfolio – American Century Diversified Bond Fund

Performance Summary

>	Variable Portfolio – American Century Diversified Bond Fund (the Fund) Class 2 shares gained 4.84% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, as represented by the Barclays U.S. Aggregate Bond Index, which gained 4.21% over the same period.

>	The Fund’s strong relative results can be attributed primarily to effective security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	5.08	5.90
Class 2	05/07/10	4.84	5.66
Barclays U.S. Aggregate Bond Index		4.21	5.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

6	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – American Century Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	7

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – American Century Diversified Bond Fund

Portfolio Management

American Century Investment Management, Inc.

Robert Gahagan

Alejandro Aguilar, CFA

Jeffrey Houston, CFA

Brian Howell

G. David MacEwen

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	4.5
Corporate Bonds & Notes	25.3
Consumer Discretionary	2.7
Consumer Staples	1.8
Energy	1.8
Financials	8.5
Health Care	1.7
Industrials	1.6
Materials	1.4
Telecommunication	3.3
Utilities	2.5
Foreign Government Obligations	3.3
Inflation-Indexed Bonds	4.4
Money Market Funds	3.7
Municipal Bonds	1.4
Residential Mortgage-Backed Securities — Agency	27.8
Residential Mortgage-Backed Securities — Non-Agency	2.3
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	27.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 4.84%. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index (Barclays Index), which rose 4.21% over the same period. The Fund’s strong relative results can be attributed primarily to effective security selection and sector allocation overall.

Fixed Income Market Saw Strong Demand for Non-U.S. Treasury Assets

Slow economic growth, low inflation, aggressive central bank intervention, near-zero interest rates and investors’ search for yield were the primary themes influencing the fixed income market during 2012. This combination led to continued low yields on U.S. Treasuries, strong demand for riskier assets and spread tightening. (Spread refers to the differential between yields of U.S. Treasuries and yields of non-U.S. Treasury sectors.)

The economic landscape during 2012 was not much different than the backdrop in 2011. The U.S. economy continued to grow, but at a sluggish, sub-par rate. The unemployment rate, which ended the year at 7.8% compared with 8.5% at the end of 2011, showed improvement, but mostly due to more Americans leaving the workforce than to any boom in job creation. On the bright side, the housing market showed gains, with home prices and sales advancing throughout the year. Also, the slow-growth economy helped keep headline inflation in check, although extremely accommodative Federal Reserve (Fed) policy led to rising expectations for inflation over the longer term.

Indeed, the slow-growth, low-inflation, high-unemployment environment kept the Fed engaged throughout the year. The Fed extended its quantitative easing with third round of bond-buying (dubbed QE3) in mid-September. The Fed later announced that it will continue QE3 purchases until the unemployment rate falls to 6.5% or lower and the one-year to two-year inflation outlook reaches 2.5%. In December, the Fed announced it would continue the buying portion of Operation Twist in 2013 with $45 billion in monthly purchases of U.S. Treasury securities.

The European Central Bank (ECB) remained active during the year as well. As the European sovereign debt crisis deepened, threatening the stability of the euro and the future of the 17-member Eurozone, the ECB took steps to strengthen its bank lending program. Later, as Italy and Spain faced soaring borrowing costs, Eurozone leaders drafted a plan to funnel European Union bailout Funds to the region’s struggling banks. In August, the ECB announced a plan to buy the sovereign bonds of financially strapped Eurozone nations that agreed to fiscal discipline. The ECB also committed to do “whatever it takes” to save the euro and the Eurozone. Ultimately, the ECB’s actions helped restore market confidence in the Eurozone, at least for the time being, and the crisis moved to the back burner of investors’ concerns in the final months of the year.

8	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – American Century Diversified Bond Fund

Against this backdrop, all major sectors of the taxable U.S. fixed income market posted positive returns for the year. Unlike 2011, however, when quality was king, riskier sectors ruled in 2012. With U.S. Treasury rates remaining unusually low, and central bank intervention helping to spark demand for riskier assets, investors in search of yield favored investment grade and high yield corporate bonds as well as commercial mortgage-backed securities (CMBS). Spreads on these sectors tightened.

U.S. Treasury rates, which lagged the Barclays Index most during the annual period, were also volatile, rising and falling with the latest economic news and uncertainties. The volatility was most notable during the summer months, when the European sovereign debt crisis appeared to be at a breaking point, and then again late in the year, when the U.S. fiscal cliff debate heightened. Overall, however, U.S. Treasury rates did not change much from the beginning to the end of the year. As rates on 10-year U.S. Treasuries declined modestly and rates on two-year U.S. Treasuries remained relatively unchanged, the yield curve between these two segments flattened slightly during the annual period, meaning the differential in yield narrowed.

Security Selection and Sector Allocation Boosted Relative Results

The Fund outperformed the Barclays Index due primarily to effective security selection and sector allocation during the annual period.

More specifically, our team continued to underweight low-yielding U.S. Treasuries within the Fund in favor of higher-yielding spread, or non-U.S. Treasury sectors, including modestly overweighted positions in corporate credit and mortgage-backed securities. These allocations contributed favorably to performance, as the spread sectors outperformed U.S. Treasuries during the year.

Making an even greater positive contribution to the Fund’s relative results was security selection within the corporate credit and mortgage-backed securities sectors. Within the corporate credit sector, a slight overweight to lower-quality investment grade bonds and a modest exposure to high yield bonds (which are not represented in the Barclays Index) lifted the Fund’s relative results. In general, high yield corporate bonds were the top performers for the annual period, as investors generally favored higher yielding, higher risk securities. Within the investment grade corporate bond sector, positions in lower quality securities helped generate strong relative performance, as these securities outperformed their higher quality counterparts during the annual period. In the mortgage-backed securities sector, security selection among CMBS and non-agency mortgage-backed securities helped most. CMBS in particular benefited from the same demand for yield that drove the corporate credit sectors higher.

Within the Fund’s allocation to U.S. Treasuries, our team maintained a modestly overweight position in Treasury Inflation Protected Securities (TIPS), as the Fed was aggressively increasing the nation’s money supply through its purchases of U.S. Treasuries and agency mortgage-backed securities. This exposure proved beneficial, for while inflation generally remained contained during the year, TIPS outperformed nominal, or non-inflation protected, U.S. Treasuries and the Barclays Index for the annual period.

With heightened uncertainty in the global markets and mixed U.S. economic fundamentals, the direction and magnitude of interest rate changes remained difficult to predict. Therefore, our duration strategy for the Fund remained

Quality Breakdown (%) (at December 31, 2012)
AAA rating	67.4
AA rating	3.3
A rating	11.5
BBB rating	14.4
Non-investment grade	3.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	9

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – American Century Diversified Bond Fund

relatively neutral with that of the Barclays Index during the annual period and its impact was, consequently, minimal. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Exposure to U.K. Government Bonds Detracted from Performance

The Fund maintained a small exposure to U.K. government bonds during the annual period, a position established late in 2011, due to what we considered to be their attractive valuations. U.K. government bonds, which are not a component of the Barclays Index, lagged the broad U.S. fixed income market during the annual period and thus detracted from the Fund’s results. We maintained the position, however, and even added to the position late in the year on pricing weakness because we believe U.K. sovereign debt represents good value, particularly compared with the Eurozone bond markets, in the wake of the recent rally among Eurozone sovereign debt driven by ECB actions to stabilize the region’s debt. Remember, the U.K. does not use the euro.

Yield curve positioning also was a modest detractor from the Fund’s results. Through most of the year, the Fund’s yield curve position was relatively neutral compared to that of the Barclays Index. Late in the year, however, we shifted to a slight flattening bias. Although the U.S. Treasury yield curve did indeed flatten overall during the annual period, it steepened slightly in the fourth quarter of 2012, and thus the Fund’s flattening bias then detracted.

Shifting Market Conditions Drove Fund Changes

During the annual period, the Fund’s quality emphasis and duration positioning remained relatively unchanged. However, we reduced the Fund’s allocation to securitized assets, as spreads tightened, and increased its exposure, albeit modestly, to U.K. government bonds. Also, as indicated earlier, late in the year, we shifted to a slight flattening bias within the Fund’s yield curve positioning. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 131%.

At the end of the annual period, the Fund had underweighted positions relative to the Barclays Index in U.S. Treasuries and overweighted positions relative to the Barclays Index in corporate bonds and mortgage-backed securities.

Looking Ahead

At the end of the annual period, we continued to invest within the Fund primarily in high-grade and medium-grade corporate bonds and notes, government securities, and securities backed by mortgages or other assets. We also maintained a Fund position in TIPS. Given the Fed’s open-ended quantitative easing program, the growth of the nation’s money supply, and the market’s resultant expectations for increasing inflation over the longer term, we currently believe TIPS should benefit going forward.

Overall, we sought to maintain a balanced, mostly market-weighted approach to sector allocation given the lingering economic and market uncertainties that persist. We intend to focus primarily on individual security selection in an attempt to deliver consistent performance and sound risk management.

10	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – American Century Growth Fund

Performance Summary

>	Variable Portfolio – American Century Growth Fund (the Fund) Class 2 shares increased 13.83% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth Index, which gained 15.26% over the same period.

>	While the Fund generated positive double-digit absolute returns, its underperformance relative to the benchmark can be attributed primarily to stock selection overall.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	14.12	9.92
Class 2	05/07/10	13.83	9.63
Russell 1000 Growth Index		15.26	13.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	11

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – American Century Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – American Century Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – American Century Growth Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 13.83%. The Fund underperformed its benchmark, the Russell 1000 Growth Index (Russell Index), which rose 15.26% over the same period. While the Fund generated positive double-digit absolute returns, its underperformance relative to the Russell Index can be attributed primarily to stock selection overall.

U.S. Equity Indices Advanced Solidly Despite Considerable Volatility

U.S. equity indices delivered solid returns for the annual period, although they experienced considerable volatility along the way. U.S. equity markets stumbled early in the annual period, as data from China indicated its economy had cooled more severely than had been anticipated. European sovereign debt issues also weighed on market performance, as investors worried that Europe’s policymakers would not be able to overcome the debt burden created in the peripheral European countries. The U.S. equity markets advanced strongly in the third quarter of 2012 as a new bailout plan for Europe, combined with large bond purchasing programs by central banks in the U.S., Europe and Japan, provided optimism that major economies would recover. U.S. equity markets sagged a bit early in the fourth quarter, when uncertainty about the U.S. presidential election and concern about the then-looming fiscal cliff of automatic tax increases and spending cuts scheduled to take place January 1, 2013 added to investor worries. However, U.S. equities then rallied again late in the annual period on reports of stronger growth in China and on perceptions the fiscal cliff would be averted.

Stock Choices in Information Technology, Industrials and Financials Hampered Fund Results

Detracting from the Fund’s performance most relative to the Russell Index during the annual period was stock selection in the information technology, industrials and financials sectors. Having an underweighted allocation to the strongly-performing financials sector hurt relative results as well. Further, having a position in cash, albeit a modest one, detracted during an annual period when the Russell Index rallied quite strongly.

In the information technology sector, a position in communication equipment company Riverbed Technology detracted. The company announced a large acquisition during the fourth quarter that we believe will expand the company’s addressable market opportunity and growth rate. However, the market was concerned with the size of the transaction, and the stock declined. Another detractor within the sector was semiconductor company Marvell Technology Group, which struggled on fears of slower computer hard-drive sales and increased competition in the China wireless chip business.

A number of the Fund’s industrials holdings were affected during the annual period by investor uncertainty around corporate earnings growth and pricing power

Portfolio Management

American Century Investment Management, Inc.

Gregory Woodhams, CFA

E.A. Prescott LeGard, CFA

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	6.5
Philip Morris International, Inc.	2.4
International Business Machines Corp.	2.4
Oracle Corp.	2.4
Microsoft Corp.	2.4
Google, Inc., Class A	2.3
Wal-Mart Stores, Inc.	2.0
Coca-Cola Co. (The)	2.0
Amazon.com, Inc.	2.0
Mastercard, Inc., Class A	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	99.5
Consumer Discretionary	15.1
Consumer Staples	14.2
Energy	4.6
Financials	4.2
Health Care	12.1
Industrials	11.5
Information Technology	31.1
Materials	3.1
Telecommunication Services	3.3
Utilities	0.3
Exchange-Traded Funds	0.3
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	13

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – American Century Growth Fund

resulting from worries about a slowdown in the global economy. The Fund was generally underweight the industrials sector because our analysis showed these companies to have high but declining margins amid slowing growth. While such an allocation stance added value to the Fund’s results, such positioning was more than offset by the detracting effect of stock selection within the sector. The leading detractor in this sector during the annual period was capital equipment manufacturer Terex. We eliminated the Fund’s position in Terex when we saw signs of a poor pricing environment for the company’s products.

In financials, an overweighted position in capital markets firm BlackRock (position eliminated) detracted most.

The biggest individual detractor in the Fund overall during the annual period was an overweight position in integrated oil firm Occidental Petroleum. The company’s share price was hurt by uncertainty about oil pricing, which led to profit taking among investors.

Stock Selection in Health Care, Telecommunication Services and Energy Buoyed Performance

Partially offsetting the detractors was the positive contribution made by effective stock selection in the health care, telecommunication services and energy sectors. Sector allocation positioning in health care and energy proved beneficial as well.

In the health care sector, the top contribution came from life sciences tools companies, led by a position in Illumina. The maker of research and diagnostic tools received a buyout offer from Roche, valuing the company at a significant premium. It also helped the Fund to hold a position in pharmaceutical benefits manager Express Scripts, which acquired Medco Health Solutions during the annual period. Other key individual contributors in the health care sector were biotechnology firm Gilead Sciences and medical equipment and supplies maker ResMed. Gilead Sciences made progress on its development of therapies for hepatitis C. ResMed benefited during the annual period from regulatory changes likely to drive increased demand for its products used in the treatment of sleep apnea.

In the telecommunication services sector, cellular tower operator Crown Castle International was the standout performer. The company benefited from a long-running trend by cellular network providers, such as AT&T and Verizon, to add capacity to their networks as they seek to handle increasing voice and data traffic.

In the energy sector, not having a position in oilfield services giant Halliburton contributed positively to the Fund’s relative performance. Halliburton’s shares were pressured by missed earnings, largely the result of low natural gas prices and a decline in natural-gas directed wells. This positioning partially offset the impact of the Fund’s holding in Occidental Petroleum, mentioned above, during the annual period.

Elsewhere, another key contributor to the Fund’s relative results during the annual period was specialty retailer Lowe’s of the consumer discretionary sector. The home improvement retailing company benefited from the ongoing recovery in the housing sector and also demonstrated improving profitability and same-store sales figures.

Benchmark Rebalance Drove Fund Portfolio Changes

During the annual period, the largest sector weighting changes within the Fund were made in response to the rebalancing of the Russell Index, which resulted in a

14	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – American Century Growth Fund

large drop in the energy sector weighting and a sizable increase in the information technology sector weighting. The Fund’s allocations relative to the Russell Index in energy and consumer discretionary decreased during the annual period, and its exposures compared to the Russell Index to the information technology and consumer staples sectors increased.

We also made several purchases and sales during the annual period that impacted the Fund’s sector allocations. We established a Fund position in discount retailing giant Wal-Mart Stores on improving same-store sales trends. We added home improvement retailer Lowe’s to the Fund’s portfolio on improving housing market and consumer sentiment trends. We initiated a Fund position in e-commerce leader e-Bay as it shifted its marketplace platform from auctions to fixed price and on better execution of its PayPal business. Conversely, we sold the Fund’s position in integrated oil company Exxon Mobil to maintain the portfolio’s risk exposure, as the company was removed from the benchmark during the Russell Index rebalance. We eliminated the Fund’s position in genetic analysis equipment manufacturer Illumina following the favorable takeout offer from Roche, even though the deal eventually fell through. We exited the Fund’s position in semiconductor company Marvell Technology Group, which, as mentioned earlier, struggled on fears of slower computer hard-drive sales and on increased competition. We also sold the Fund’s position in crane and aerial work platform manufacturer Terex, as the construction equipment producer price index declined substantially.

At the end of the annual period, the Fund’s greatest sector overweights relative to the Russell Index were in consumer staples, telecommunication services and energy. Information technology was the Fund’s single largest sector allocation on an absolute basis. The Fund was most underweighted relative to the Russell Index in consumer discretionary, industrials and materials on December 31, 2012.

Looking Ahead

Rather than making any significant macro bets at the sector or risk characteristic level, our current strategy is to make many micro decisions at the individual stock level as we seek more consistent and superior risk-adjusted returns. As a result, the Fund’s sector and industry allocations as well as capitalization range allocations are primarily a by-product of individual stock decisions rather than top-down sector allocation decisions or market timing via the use of cash. In making individual stock decisions, we currently seek to implement an alpha-generation, or value adding, strategy through style adherence, risk management and disciplined execution. Maintaining low cash balances and avoiding style drift provides shareholders, we hope, with confidence in knowing that the Fund’s portfolio is providing the large-cap growth representation they seek. We adhere both to our approach of using stock selection as the principal generator of value and to our focus on risk management regardless of market and economic conditions.

Annual Report 2012	15

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Columbia Wanger International Equities Fund

Performance Summary

>	Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) Class 2 shares increased 21.48% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, as represented by the S&P Global ex-U.S. Cap Range Companies between USD500 Million to USD5 Billion Index, which returned 19.17% for the period.

>	The Fund’s outperformance of the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index can be attributed primarily to effective security selection.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	21.76	10.47
Class 2	05/07/10	21.48	10.24
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index		19.17	9.44

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

16	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	17

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Columbia Wanger International Equities Fund

Portfolio Management

Columbia Wanger Asset Management LLC

Christopher Olson, CFA

Louis Mendes, CFA

Top Ten Holdings (%) (at December 31, 2012)
Melco Crown Entertainment Ltd., ADR (Hong Kong)	1.7
Far EasTone Telecommunications Co., Ltd. (Taiwan)	1.5
Hexagon AB, Class B (Sweden)	1.5
Eurofins Scientific (France)	1.4
Naspers Ltd., Class N (South Africa)	1.1
Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)	1.0
Localiza Rent a Car SA (Brazil)	1.0
Gemalto NV (Netherlands)	1.0
Partners Group Holding AG (Switzerland)	1.0
Taiwan Mobile Co., Ltd. (Taiwan)	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2012)
Argentina	0.3
Australia	4.5
Belgium	0.4
Brazil	2.2
Cambodia	0.5
Canada	4.2
Chile	0.4
China	1.2
Colombia	0.0	(a)
Czech Republic	0.4
Denmark	1.2
Finland	0.6
France	2.7
Germany	3.7
Guatemala	0.4
Hong Kong	4.8
India	2.9
Indonesia	1.8
Israel	0.7
Italy	1.3
Japan	16.0

As of December 31, 2012, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 21.48%. The Fund outperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index (S&P Global Index), which gained 19.17% over the same period. The Fund’s outperformance of the S&P Global Index can be attributed primarily to effective security selection.

Focus on Economic Growth in 2012 Led to Bifurcated Market

In 2011, fears of a renewed global recession dragged down most markets tied to economic growth, especially those of Europe and the emerging markets. Early concerns over inflation in China, India and Brazil abated as the year progressed and were replaced by the far greater concerns of a renewed credit crunch triggered by potential European sovereign debt defaults and the potential breakup of the euro currency bloc. In 2012, concerns over the Eurozone abated, and markets began to concern themselves with economic growth and the real risk of prolonged deflation despite the best efforts of governments to keep the liquidity spigot open via low interest rates and deficit spending. The result was a bifurcated market wherein conservative, high-yielding assets, such as real estate investment trusts (REITs), in mature markets and high-growth assets in the few remaining growth markets, such as the emerging markets, became the focus of investors. In contrast, global cyclicals, particularly commodities, rose more modestly.

Positioning in IT, Health Care and Consumer Discretionary Boosted Fund Performance

Strong stock selection in the information technology, health care and consumer discretionary sectors boosted the Fund’s relative results most during the annual period. Additionally, having an underweight exposure to materials helped, as materials was the second worst performing sector in the S&P Global Index during the annual period.

From an individual security perspective, the top contributors to the Fund’s performance during the annual period were Melco Crown Entertainment, Eurofins Scientific and Hexagon. Shares of Melco Crown Entertainment, an owner and developer of casino gaming in Macau, rose more than 74% during the annual period. The company, which fit our theme of rising Asian wealth, benefited from strong traffic at its properties. In our view, rising wealth, increased opportunities and a desire for leisure travel in Asia should continue to drive growth for this company. Eurofins Scientific’s shares surged more than 124% during the annual period. Eurofins Scientific is a French-based leader in food, pharmaceutical and environmental lab testing. Despite its European address, the company has been addressing a sizable need in emerging markets for higher standards and quality in its food and drug supply. Shares of Swedish metrology and

18	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

measurement company Hexagon gained more than 70% during the annual period. The company had strong sales to emerging markets, and its stock rebounded along with emerging markets broadly.

Regionally, the Fund focuses on major geographic buckets as opposed to individual countries. Individual country weightings are a by-product of where our analysts are finding the best ideas and how they allocate their portion of the Fund among the countries in their coverage area. That said, it is worth noting that nine of the top 15 performers for the Fund during the annual period were emerging market companies, with returns ranging from 75% to 160% for the 12 months ended December 31, 2012.

Consumer Staples and Materials Positioning Hampered Relative Results

Having an underweight position in consumer staples detracted from the Fund’s relative results. The Fund was generally underweight consumer staples because it is hard to find the scale these companies need within the small-cap segment of the market. However, consumer staples stocks were surprisingly good performers in 2012’s strong market, as it is usually considered a defensive sector. Stock selection in consumer staples and in materials hampered the Fund’s performance as well.

The concerns of a “fiscal cliff” in the U.S. and little growth in Japan and Europe weighed heavily on commodity-related stocks and on domestic industrial and consumer companies. In particular, Japan suffered the consequences of deflation and economic stagnation, accounting for eight of the 15 worst performers in the Fund during the annual period. Consumer and Internet stocks particularly suffered, with shares of online retailer Start Today declining nearly 60% on weak earnings; shares of social networker Gree (position eliminated) were down nearly 25% on lower expectations during the annual period. Another disappointment for the Fund was Petropavlovsk, which is listed in the U.K. but is a gold and iron ore miner in Russia. Its stock fell 39% during the year, as commodity prices suffered on fears of slowing economic growth. We sold the Fund’s position in Petropavlovsk by the end of the annual period.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

During the annual period, we initiated a Fund position in Sanrio, the Japanese company involved in character goods and licensing, including the Hello Kitty brand. The company hired a new Chief Operating Officer, who turned around the business in the U.S. and Europe and is now focusing on Japan. We established a Fund position in Commonwealth Property Office Fund, an office REIT located in Australia. The Fund has had success with other REITs across Asia, as many offer strong fundamentals and high dividend yields. We added Australian insurance company Challenger to the Fund during the annual period. Challenger is the dominant annuity provider in Australia, and we believe current demographics in the country should create higher demand for its products.

In addition to sales already mentioned, we eliminated the Fund’s positions in Alexion Pharmaceuticals, Rhoen-Klinikum and Koninklijke TenCate during the annual period. Alexion Pharmaceuticals is a biotechnology company focused on orphan drugs. Its stock was no longer small-cap, and it had what we considered to be a high valuation. We decided to take profits from this stock and reinvest the proceeds into smaller-cap stocks. We sold out of German health care company Rhoen-Klinikum after losing confidence in its management’s ability. We sold the

Country Breakdown (%) (continued) (at December 31, 2012)
Kazakhstan	0.6
Luxembourg	0.7
Mexico	1.4
Mongolia	0.7
Netherlands	5.0
New Zealand	0.3
Norway	0.5
Philippines	0.9
Portugal	0.3
Russian Federation	0.4
Singapore	3.9
South Africa	4.6
South Korea	3.3
Sweden	2.5
Switzerland	3.7
Taiwan	6.4
Thailand	1.1
Turkey	0.1
United Kingdom	7.2
United States(b)	6.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Aerospace & Defense	0.4
Air Freight & Logistics	1.2
Auto Components	1.0
Beverages	1.6
Biotechnology	1.0
Building Products	1.4
Capital Markets	1.9
Chemicals	4.3
Commercial Banks	2.5
Commercial Services & Supplies	2.7
Communications Equipment	1.5
Computers & Peripherals	2.7
Construction & Engineering	3.3
Construction Materials	0.2
Containers & Packaging	1.8
Distributors	0.3
Diversified Consumer Services	0.9
Diversified Financial Services	0.7

Annual Report 2012	19

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2012)
Diversified Telecommunication Services	0.3
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	3.9
Energy Equipment & Services	2.7
Food & Staples Retailing	2.0
Food Products	1.6
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	4.6
Household Durables	0.5
Industrial Conglomerates	0.1
Insurance	3.5
Internet & Catalog Retail	0.8
Internet Software & Services	0.6
IT Services	1.4
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	1.3
Machinery	5.9
Marine	0.3
Media	2.6
Metals & Mining	2.9
Multiline Retail	1.3
Multi-Utilities	0.3
Office Electronics	0.6
Oil, Gas & Consumable Fuels	1.3
Personal Products	0.2
Pharmaceuticals	0.3
Professional Services	1.5
Real Estate Investment Trusts (REITs)	5.7
Real Estate Management & Development	1.1
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	0.5
Software	1.2
Specialty Retail	4.4
Textiles, Apparel & Luxury Goods	1.1
Trading Companies & Distributors	1.8
Transportation Infrastructure	2.7
Water Utilities	0.2
Wireless Telecommunication Services	3.2
Money Market Funds	3.4
Total	99.9

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Fund’s position in Dutch company Koninklijke TenCate, a maker of advance textiles and industrial fabrics, as U.S. military demand slowed for its fabrics and newer technology products were slow in ramping up to offset these losses.

From a sector perspective, we made minimal changes in allocation during the year. From a regional perspective, however, we increased the Fund’s weighting in Asia ex-Japan and reduced its exposure to Europe over the course of 2012. This shift was somewhat the function of our team finding better stock ideas in Asia ex-Japan and in part due to more capital formation in the region, causing it to be a larger percentage of the S&P Global Index.

At the end of 2012, the Fund was most overweight relative to the S&P Global Index in industrials and information technology and was most underweight compared to the S&P Global Index in consumer staples, financials and materials. Such positioning was not unusual for the Fund, as our team tends to find more dynamic, entrepreneurial companies in those sectors where the Fund is most overweight compared to the others in the S&P Global Index. The Fund was also overweight telecommunication services and health care and underweight energy and utilities relative to the S&P Global Index, albeit to a more modest degree. By region, the Fund ended 2012 with overweights in Europe and Asia ex-Japan and underweights in Japan, the U.K. and Australia as compared with the S&P Global Index.

Looking Ahead

At the end of 2012, we believed the outlook for international equities appeared more positive than one year prior. Elections in the U.S. and China had been completed with little conflict. Europe appears to have moved away from fears of a Eurozone breakup. Even Japan has embarked on a more aggressive inflationary stance to end more than 20 years of deflation. In our view, emerging markets appear stable and poised for continued economic growth well above global averages. For international equities to continue to perform well, we believe companies will likely need to show solid earnings growth in both quality and quantity. As always, we intend to continue to work hard to seek, find and invest in dynamic, emerging growth companies for our shareholders.

20	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Performance Summary

>	Variable Portfolio – Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares increased 19.56% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, as represented by the Russell 2000 Index, which increased 16.35% over the same period.

>	The Fund’s outperformance of the Russell 2000 Index can be attributed primarily to effective security selection. Sector allocation also contributed positively, albeit more modestly.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	19.74	12.07
Class 2	05/07/10	19.56	11.82
Russell 2000 Index		16.35	11.96

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	21

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Columbia Wanger U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

22	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Columbia Wanger U.S. Equities Fund

As of December 31, 2012, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 19.56%. The Fund outperformed its benchmark, the Russell 2000 Index (Russell Index), which gained 16.35% over the same period. The Fund’s outperformance of the Russell Index can be attributed primarily to effective security selection. Sector allocation also contributed positively, albeit more modestly.

Positioning in IT, Consumer Discretionary and Industrials Boosted Fund Performance

Overweight positions and strong stock selection in the information technology and industrials sectors boosted the Fund’s relative results most during the annual period. Security selection also proved beneficial in consumer discretionary, more than offsetting the modestly detracting impact of the Fund’s overweight allocation to the sector. Additionally, having an underweight exposure to energy helped, as energy was the weakest performing sector in the Russell Index during the annual period.

From an individual security perspective, the top contributors to the Fund’s performance during the annual period were IPG Photonics, lululemon athletica and Ryman Hospitality Properties. IPG Photonics makes high power fiber lasers that can be used in numerous fields, including medical, material processing and communications. In many cases, the company’s lasers are displacing traditional applications and enabling new applications. IPG Photonics’ shares rose just less than 99% for the year. Shares of premium active apparel maker lululemon athletica rose nearly 63% during the annual period, as it introduced its technically-advanced apparel to more customers and expanded beyond its yoga roots. In our view, the company still has additional opportunities to grow internationally and through e-commerce. Ryman Hospitality Properties, an operator of convention hotels, saw its shares gain just more than 95% for the year. Ryman Hospitality Properties, formerly known as Gaylord Entertainment, did well in anticipation of converting to a real estate investment trust (REIT) and on strong results from its hotels that cater to conventioneers.

Financials, Materials and Energy Positioning Hampered Relative Results

Having underweight positions in financials and materials detracted from the Fund’s relative results, as these sectors outpaced the Russell Index during the annual period. Within financials, an underweight exposure REITs particularly hurt, as REITs proved to be strong performers as investors looked for yield during the year. Stock selection within financials and energy further detracted from performance.

The biggest individual detractors from the Fund’s performance during the annual period were Informatica, SM Energy and GrafTech International (position eliminated). Informatica, a provider of data integration software and services, saw its shares decline nearly 18% during the year. The company normally sees

Portfolio Management

Columbia Wanger Asset Management LLC

Robert Mohn, CFA

David Frank, CFA

Top Ten Holdings (%) (at December 31, 2012)
IPG Photonics Corp.	3.1
Nordson Corp.	3.0
Ryman Hospitality Properties	2.3
tw telecom, Inc.	2.1
AMETEK, Inc.	2.0
Mettler-Toledo International, Inc.	2.0
Donaldson Co., Inc.	1.6
Atwood Oceanics, Inc.	1.6
MICROS Systems, Inc.	1.5
Extra Space Storage, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.8
Consumer Discretionary	16.2
Consumer Staples	0.3
Energy	3.9
Financials	17.5
Health Care	10.9
Industrials	27.1
Information Technology	19.2
Materials	1.2
Telecommunication Services	2.5
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	23

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

approximately 25% of its revenues come from Europe, but business from that region suffered along with the broad European economy during the annual period. Shares of SM Energy, an oil and gas producer focusing on onshore development in North America, declined more than 28% in 2012. SM Energy was hurt by declines in the prices of natural gas and natural gas liquids. GrafTech International, an industrial graphite material producer, experienced a nearly 34% decline in its share price during the annual period. GrafTech International makes electrodes for the steel industry, and the steel industry had a most challenging year in 2012, adversely impacting the company’s earnings.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

During the annual period, we initiated a Fund position in Techne, a medical supply company that sells reagents used in basic research by both academic institutions and biotechnology and pharmaceutical firms. Switching costs for researchers are very high, as reagents usually comprise a very small portion of an overall research budget and with a premium of reliability and repeatability, there is little reason for a laboratory to change vendors unless quality wanes. Techne consistently scores at the top of the industry on quality metrics, providing it with a real entry barrier for potential competitors.

We eliminated the Fund’s positions in FMC Technology and Alexion Pharmaceuticals during the annual period. Each of these stocks had been a long-term winner for the Fund and was no longer a small-cap stock. We decided to take profits from these stocks and reinvest the proceeds into smaller-cap stocks. We also significantly trimmed the Fund’s position in lululemon athletica based on its valuation and market capitalization.

From a sector perspective, we made minimal changes in sector allocation during the year. At the end of 2012, the Fund was most overweight relative to the Russell Index in industrials and information technology and was most underweight compared to the Russell Index in financials, utilities and consumer staples. The overweight positions in industrials and information technology were based on bottom-up security selection, as our analysts were finding what they considered to be good business models in these areas. The underweight allocation to financials was largely due to an underweight in REITS, as we did not find attractive ideas in that industry toward the end of the annual period. The Fund has long been underweight utilities due to their lower growth characteristics and because they are heavily tied to a regulated environment. The Fund has also been underweight consumer staples for some time, as it is difficult to find small-cap companies with scale.

Looking Ahead

At the end of 2012, the U.S. seemed to be experiencing a stealth bull market. That is, U.S. equity markets ended the year with strong annual performance, but there was little commentary about it, and suspicion remained elevated among investors. We look forward to what we believe will be the return of investor confidence and the bull market coming into the light. Meanwhile, we intend to remain focused on finding and investing in solid niche companies that we believe have the potential to do well in virtually any market conditions.

24	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – DFA International Value Fund

Performance Summary

>	Variable Portfolio – DFA International Value Fund (the Fund) Class 2 shares increased 16.63% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which increased 17.28% over the same period.

>

While the Fund generated strong double-digit absolute gains, its relative underperformance can be attributed primarily to its focus on the deepest value securities in Australia and Canada, which lagged during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	17.01	2.62
Class 2	05/07/10	16.63	2.33
MSCI World ex-USA Value Index (Net)		17.28	7.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex-USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The MSCI World ex-USA Value Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	25

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – DFA International Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

26	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – DFA International Value Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 16.63%. The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned 17.28% over the same period. While the Fund generated strong double-digit absolute gains, its relative underperformance can be attributed primarily to a lower weight in Australia, which outperformed, as well as its focus on the deepest value securities in Australia and Canada, which lagged during the annual period.

International Equities Saw Significant Performance Dispersion in 2012

In 2012, a particularly strong second half allowed developed non-U.S. equity markets to recover the ground lost in 2011. Still, while all developed markets posted positive U.S. dollar-denominated returns for the annual period overall, dispersion at the individual country level was significant. For instance, the difference between the best-performing developed market, Belgium, and the worst-performing one, Israel, was more than 32%. Overall, currency fluctuations did not have a material impact on returns in 2012, as the U.S. dollar slightly depreciated against most major currencies, which contributed to USD-based performance, this was offset by the U.S. dollars significant appreciation against the Japanese yen. From a sector perspective, financials and real estate investment trusts (REITs) were strongest. Energy was the weakest. Using the MSCI World ex-USA value and growth indices as a reference, we observe that value stocks in developed markets outperformed their growth counterparts during the annual period across the capitalization spectrum.

Deep Value Focus Hampered Results in Select Developed Markets

Several factors contributed to the Fund’s underperformance relative to the benchmark. The Fund had a comparatively lower allocation to Australia, which outperformed and detracted from relative performance. In addition, as a result of the Fund’s focus on the deepest value equities, defined as securities with high book-to-market ratios, the Fund did not hold several Australian large-cap names that were in the benchmark and which outperformed, further detracting from relative performance. The benchmark does not have as deep a value tilt as the Fund. The Fund also held a higher exposure in Canadian materials companies with deeper value characteristics than the benchmark. These names significantly underperformed and detracted from the Fund’s relative results. These factors were partially offset by the Fund’s overall higher weightings in deep value equities in other countries, where deep value equities outperformed and contributed positively to relative performance.

The Fund’s sector allocations and selection of securities within those sectors are a consequence of our portfolio construction process and value definition rather than

Portfolio Management

Dimensional Fund Advisors, L.P.

Karen Umland, CFA

Jed Fogdall

Joseph Chi, CFA

Henry Gray

Top Ten Holdings (%) (at December 31, 2012)
HSBC Holdings PLC, ADR (United Kingdom)	4.4
BP PLC (United Kingdom)	2.9
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2
Vodafone Group PLC, ADR (United Kingdom)	2.2
Royal Dutch Shell PLC, Class A (United Kingdom)	2.1
Suncor Energy, Inc. (Canada)	2.0
Daimler AG, Registered Shares (Germany)	1.8
Banco Santander SA (Spain)	1.7
Wesfarmers Ltd. (Australia)	1.6
Vodafone Group PLC (United Kingdom)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2012)
Australia	5.5
Austria	0.2
Belgium	1.4
Canada	12.5
Denmark	1.5
Finland	0.8
France	9.9
Germany	9.5
Greece	—	(a)
Hong Kong	1.6
Ireland	—	(a)
Israel	0.4
Italy	1.0
Japan	17.9
Netherlands	3.2
New Zealand	0.1
Norway	1.0

Annual Report 2012	27

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – DFA International Value Fund

Country Breakdown (%) (continued) (at December 31, 2012)
Portugal	0.1
Singapore	0.9
Spain	2.1
Sweden	3.5
Switzerland	4.9
United Kingdom	21.7
United States(b)	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Aerospace & Defense	0.3
Air Freight & Logistics	0.2
Airlines	0.6
Auto Components	1.3
Automobiles	2.9
Beverages	0.7
Building Products	1.0
Capital Markets	5.0
Chemicals	2.8
Commercial Banks	19.4
Commercial Services & Supplies	0.3
Communications Equipment	1.1
Computers & Peripherals	0.3
Construction & Engineering	0.7
Construction Materials	1.5
Consumer Finance	—	(a)
Containers & Packaging	0.1
Distributors	0.2
Diversified Financial Services	1.4
Diversified Telecommunication Services	3.5
Electric Utilities	0.3
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	1.0
Energy Equipment & Services	0.5
Food & Staples Retailing	2.8
Food Products	0.7
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	0.5

any tactical bets on the economic prospects of either the overall sectors or individual companies within those sectors. That said, from a sector standpoint, the Fund’s allocation and individual security selections in the materials, industrials and utilities sectors detracted most from the Fund’s relative results during the period. On the positive side, the Fund benefited from its allocation and security selection in the financials, consumer staples and telecommunication services sectors.

The individual holdings that detracted most from the Fund’s results during the annual period were higher weightings than the Index in U.K. telecommunication services firm Vodafone Group, Canadian materials company Goldcorp and Japanese consumer discretionary company Panasonic, which each performed poorly. Conversely, not owning a position in Spain’s telecommunication services company Telefonica and having a lower weight in U.K. energy company Royal Dutch Shell, each of which performed poorly, boosted the Fund’s results relative to the benchmark index. A higher weight in U.K. financials company Lloyds Banking Groups also contributed strongly to the Fund’s results during the annual period as this name outperformed.

Rebalancing Towards Dynamic Target Universe Drove Fund Portfolio Changes

In managing the Fund, we continually rebalance the Fund’s portfolio toward a dynamic target universe, generally defined as the highest book-to-market companies in each country in which the Fund invests. Subject to cash flows, we buy securities within the target universe and sell securities that we believe no longer sufficiently represent the target universe. During the annual period, we sold the Fund’s positions in Toyota Motor, Rio Tinto and Sanofi and initiated positions in Ericsson, Canadian Natural Resources and Mitsui & Co.

Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. During the annual period, the Fund’s allocations to financials, consumer staples and health care increased, and its exposures to consumer discretionary, industrials and utilities decreased. The Fund’s positions in Switzerland, the U.K. and Canada increased, and its allocations to France, the Netherlands and Japan decreased.

At the end of December 2012, the Fund had higher weights relative to the benchmark index in materials, consumer staples, consumer discretionary and energy. On December 31, 2012, the Fund had lower weights relative to the benchmark index in health care, utilities, REITs and financials and was rather neutrally weighted compared to the benchmark index in industrials, telecommunication services and information technology. From a country perspective, as of December 31, 2012, the Fund held higher weights in Canada, Germany, the Netherlands, the U.K., Denmark and Sweden and lower weights relative to the benchmark index in Spain, Australia, Italy and Hong Kong.

28	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – DFA International Value Fund

Looking Ahead

Our belief is that market participants have a low probability of consistently anticipating market movements, and therefore, our investment philosophy and strategy remain consistent regardless of market conditions. We continue to seek to maintain consistent, long-term exposure to the value premium and other sources of higher expected return. Our strategy seeks to capture, through consistent and reliable exposure to deep value securities in developed non-U.S. markets, the returns and diversification benefits of large-cap value stocks. We do not attempt to forecast or time an economic outlook.

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2012)
Household Durables	1.2
Household Products	0.6
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	0.7
Insurance	7.5
IT Services	0.2
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	—	(a)
Machinery	0.4
Marine	0.9
Media	0.9
Metals & Mining	8.6
Multiline Retail	0.5
Multi-Utilities	2.3
Office Electronics	0.4
Oil, Gas & Consumable Fuels	13.3
Paper & Forest Products	0.7
Personal Products	—	(a)
Pharmaceuticals	1.7
Professional Services	0.3
Real Estate Management & Development	1.5
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	0.2
Specialty Retail	0.4
Textiles, Apparel & Luxury Goods	—	(a)
Thrifts & Mortgage Finance	—	(a)
Trading Companies & Distributors	2.7
Transportation Infrastructure	0.1
Wireless Telecommunication Services	3.7
Money Market Funds	0.3
Total	99.8

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	29

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Performance Summary

>	Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares gained 7.23% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the S&P/LSTA Leveraged Loan Index, which gained 9.66% over the same period.

>	While the Fund generated solid absolute gains, its underperformance relative to the S&P/LSTA Leveraged Loan Index was primarily attributable to its comparatively greater focus on higher quality loans.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	7.59	4.85
Class 2	05/07/10	7.23	4.25
S&P/LSTA Leveraged Loan Index		9.66	5.54	*

*	Fund data is from May 7, 2010. S&P/LSTA Levereged Loan Index data is from April 30, 2010.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

30	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the S&P/LSTA Leveraged Loan Index after commencement of Fund operations is 5/31/10. A $10,000 investment in the Fund since 05/07/10 was equal to $9,740 on 05/31/10. For comparison with the S&P/LSTA Leveraged Loan Index, the chart shows the index at the same value as of 05/31/10. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	31

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Portfolio Management

Eaton Vance Management

Scott Page, CFA

Craig Russ

Andrew Sveen, CFA

Portfolio Breakdown (%) (at December 31, 2012)
Money Market Funds	6.7
Senior Loans	93.3
Consumer Discretionary	26.2
Consumer Staples	6.6
Energy	2.3
Financials	4.7
Health Care	12.4
Industrials	9.1
Materials	8.4
Telecommunication	20.7
Utilities	2.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2012)
BBB rating	0.6
BB rating	17.4
B rating	73.7
Non-investment grade	4.3
Not rated	4.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody’s rating, when available. If Moody’s doesn’t rate a bond, then the S&P rating is used. If neither Moody’s nor S&P rates a bond, then it is designated Not rated. Credit ratings are subjective opinions and not statements of fact.

As of December 31, 2012, approximately 98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 7.23%. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (S&P Index), which rose 9.66% over the same period. While the Fund generated solid absolute gains, its underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on higher quality loans.

Leveraged Loan Market Posts Top-Performing Year

The 9.66% annual return for the S&P Index marks the fourth-highest calendar year performance on record for the leveraged loan market. Investors in the loan market benefited from a reduced volatility environment in 2012, as evidenced by the S&P Index posting a positive return in 11 of the 12 calendar months. Returns reflected investment income plus a firming of loan prices, as the average loan price in the S&P Index rose from $92.71 to $97.51 during 2012, according to Standard & Poor’s Leveraged Commentary and Data (S&P/LCD).

Considering the bigger picture, including continued fiscal challenges in the U.S., an unresolved debt problem in the Eurozone and a slowdown in economic growth globally, loans showed considerable resilience thanks to a continuation of favorable technical and fundamental conditions in the market.

With respect to technical, or supply and demand, conditions, the floating-rate loan market benefited from robust demand during the annual period, particularly during the second half of 2012. Despite the Federal Reserve’s statement in September that it would continue to anchor short-term interest rates at exceptionally low levels until at least mid-2015, the floating-rate loan asset class continued to take in strong institutional flows given the attractive yield of loans relative to other asset classes. A resurgence of collateralized loan obligation (CLO) activity also buoyed demand during the year. From a fundamentals perspective, the default rate in the market remained well below long-term averages, ending December 2012 at 1.27% by principal amount on a last-12-months basis, according to S&P/LCD.

In a reversal from 2011, when higher quality loans outperformed, the lower quality segments of the loan market were the strongest performers in 2012. The strongest performing loan groups during the annual period were the defaulted loan category and the CCC-rated loan group. The biggest laggards during the annual period were those loans in the BBB-rated loan segment, followed by loans rated BB and then loans rated B.

Higher Quality Focus Hampered Fund Results

Amidst these conditions, the Fund underperformed the S&P Index during the annual period due primarily to our greater focus on higher quality loans. As mentioned, in a reversal from 2011, higher quality loans underperformed lower quality loans during 2012. In particular, the Fund’s underweight to loans rated CCC, its overweight to loans rated BB and not owning any loans in default hurt most.

32	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

It is worth noting that while greater risk can be rewarded over short spans, such as the market environment in 2012, it is our experience that a higher quality stance has generally produced better results over time. We believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans. Based on this strategy, the Fund has retained its high quality loan posture relative to the Leveraged Loan Index through the full market cycle, and we did not significantly shift the Fund’s quality exposure in response to macroeconomic factors dominating the annual period.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Outperformance of the S&P Index in the Fund’s two largest underweighted industries — publishing and utilities — detracted from its relative results during the annual period. On the other hand, such detractors were partially offset by the Fund’s underweight exposures to aerospace and defense and telecommunications, which contributed positively to relative results as these industry groups failed to keep pace with the broader leveraged loan market.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund’s portfolio, which reset on average every 49 days, as of December 31, 2012, the Fund’s effective duration stood near zero — specifically at 0.13 years — at the end of the annual period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the S&P Index at the end of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-Up Credit Research Drove Fund Portfolio Changes

Changes in industry exposure within the Fund are a residual of bottom-up credit research. That said, a few of the largest industry exposure changes over the annual period included decreases to the chemicals and plastics, automotive, and containers and glass industries, all of which contributed positively to the Fund’s relative results in 2012. Increased weightings in publishing and financial intermediaries also benefited the Fund. Increases to industrial equipment and retailers (ex. food and drug), however, detracted from the Fund’s relative performance.

At the end of the annual period, the Fund was most overweighted relative to the S&P Index in the leisure goods, business equipment and services, electronics-electrical, conglomerates and food products industries. On December 31, 2012, the Fund was most underweighted relative to the S&P Index in the utilities, publishing, lodging and casino, financial intermediaries and telecommunications industries. The Fund was broadly diversified with more than 306 positions in its portfolio at the end of the annual period.

Looking Ahead

Looking ahead, we believe returns in the floating-rate loan market should be composed predominantly of income. As a result, leveraged loans are unlikely, in our view, to repeat their 2012 performance in 2013. The majority of the floating-rate loan market traded at or near par at the end of the annual period, leaving limited room for further price upside. In turn, loan investors may be well served to have “clip-the-coupon”-type baseline return expectations for the new year.

Even with this view for returns, we believe conditions for floating-rate loans should remain benign in the near term, thanks to generally contained credit risk and a

Annual Report 2012	33

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

positive technical bias. Losses, given default scenarios, appear minimal heading into 2013, and we broadly see corporate fundamentals as healthy. Defaults are likely to increase in the coming year, but the market expectation for a 2% default rate — based on the S&P/LCD survey of loan managers — generally aligns with our view.

Looking at technical conditions, demand for floating-rate loans persisted through year-end 2012 from all corners, including retail loan funds, collateralized loan obligations and institutional accounts. Meanwhile, the forward calendar of new issues on the horizon was modest, likely resulting in a continuation of the favorable technical bias the floating-rate loan market benefited from in 2012. Technical conditions can shift, of course, but at year-end 2012, the outlook for technicals appeared supportive.

As always, regardless of market conditions, we intend to continue to position the Fund’s portfolio toward higher quality loans relative to the S&P Index. We believe our diversified approach to portfolio construction and our bias toward the higher quality loans in the market had the portfolio well positioned at the end of the annual period to generate attractive levels of income with reduced interest rate risk, while seeking lower volatility than the overall leveraged loan market.

34	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Invesco International Growth Fund

Performance Summary

>	Variable Portfolio – Invesco International Growth Fund (the Fund) Class 2 shares returned 15.35% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which increased 16.86% over the same period.

>	The Fund’s underperformance can be attributed primarily to a higher than average cash position during a year when the international equity markets rallied.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	15.74	9.16
Class 2	05/07/10	15.35	8.86
MSCI EAFE Growth Index (Net)		16.86	9.40

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Growth Index (Net), an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	35

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Invesco International Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Invesco International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

36	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Invesco International Growth Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 15.35%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 16.86% over the same period. The Fund’s underperformance can be attributed primarily to a higher than average cash position during a year when the international equity markets rallied.

Equities Rose Even Amidst Elevated Volatility

International equity markets advanced even amidst elevated volatility during the annual period. During the first quarter of 2012, international equity markets performed strongly due primarily to accommodative policy measures from central banks globally. However, markets retreated during the second quarter as the European sovereign debt crisis dominated headlines. Greece in particular created increasing concerns with the real possibility a debt default and an exit from the Eurozone. International equity markets then reversed course again, rallying during the third quarter based on more accommodative policies from central banks around the world. The U.S. Federal Reserve announced a third round of quantitative easing, popularly known as QE3, and the Bank of Japan took steps to increase its asset purchase program. The European Central Bank announced new measures to support the Eurozone economies. International equity markets then cooled again toward the end of the annual period due to the uncertainty surrounding the impending U.S. presidential election as well as the U.S.’ then-looming automatic tax increases and spending cuts, dubbed the “fiscal cliff”, set to take effect at the end of 2012. Worries over the European economy and a flare-up in the Middle East also fueled investor concerns at the end of the annual period.

Elevated Cash Position Hampered Fund Results

The Fund underperformed the benchmark in large part because of its higher-than-average cash position during a period when the international equity markets rallied overall. Although the Fund’s cash exposure declined as the annual period progressed, the higher than average cash position was still a drag on relative results. An overweighted position in the energy sector, which lagged the benchmark during the annual period, and weak stock selection in the financials and telecommunications sectors also detracted from the Fund’s relative performance.

In broad geographic terms, the Fund’s exposure to Canada, which is not a component of the benchmark, was the primary detractor from relative results. Having underweight positions in France, Switzerland and the Netherlands, which each outpaced the benchmark during the annual period, hurt relative performance as well.

From an individual security perspective, the biggest detractor from the Fund’s relative results during the annual period was Japanese consumer electronic retailer Yamada Denki. We reduced and eventually sold the Fund’s position in Yamada Denki during the annual period due to deteriorating long-term fundamentals, an

Portfolio Management

Invesco Advisers, Inc.

Clas Olsson

Shuxin Cao, CFA

Matthew Dennis, CFA

Jason Holzer, CFA

Mark Jason, CFA

Top Ten Holdings (%) (at December 31, 2012)
SAP AG (Germany)	2.7
Reed Elsevier PLC (United Kingdom)	2.7
Compass Group PLC (United Kingdom)	2.6
Anheuser-Busch InBev NV (Belgium)	2.5
Suncor Energy, Inc. (Canada)	2.2
Imperial Tobacco Group PLC (United Kingdom)	2.2
Brambles Ltd. (Australia)	2.0
Volkswagen AG (Germany)	2.0
Roche Holding AG, Genusschein Shares (Switzerland)	1.9
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	37

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Invesco International Growth Fund

Country Breakdown (%) (at December 31, 2012)
Australia	5.1
Belgium	2.3
Brazil	1.7
Canada	8.4
China	4.9
Denmark	1.0
France	4.5
Germany	7.7
Hong Kong	2.3
Israel	1.7
Japan	5.3
Mexico	3.6
Netherlands	1.2
Russian Federation	0.5
Singapore	3.3
South Korea	2.5
Spain	1.1
Sweden	4.4
Switzerland	8.0
Taiwan	1.1
Turkey	1.0
United Kingdom	19.6
United States(a)	8.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

increased focus on its non-core home business, weakening financial results and the risk of continued margin deterioration based on increasing competitive pressures. Not owning positions in German diversified chemicals company BASF and U.K. alcoholic beverage company Diageo, which each were strong performers in the benchmark during the annual period, also hurt. However, neither of these companies had fit the Fund’s earnings, quality and valuation selection requirements.

Materials Stock Selection Boosted Fund Performance

Throughout the annual period, we managed the Fund with a long-term view and a bottom-up approach, i.e. selecting stocks on an individual basis. Indeed, strong stock selection within the materials sector boosted the Fund’s relative results most. Overweight positions in the consumer discretionary and information technology sectors, each of which outpaced the benchmark during the annual period, also contributed positively to the Fund’s relative performance.

Geographically, an overweight position in the comparatively strong U.K. was the leading contributor to the Fund’s relative performance during the annual period. Having underweight exposure to Australia, Spain and Japan, which each lagged the benchmark during the annual period, contributed positively to relative results as well.

Individual securities that boosted the Fund’s results most during the annual period included U.K. periodicals publisher Reed Elsevier, U.K. food catering services provider Compass Group and Australian biomedical products company CSL Limited. In our view, each of these companies, which performed well during the annual period, are high quality growth companies with strong balance sheets trading at reasonable valuations.

Market Volatility Provided Buying Opportunities

As long-term, bottom-up stock selectors, we see volatility as an opportunity to buy quality growth companies at more attractive valuations than usual. Consequently, we took advantage of market volatility during the annual period to buy several stocks that had long been on what we call our EQV (earnings, quality, valuation) radar. Among the most significant new additions to the Fund’s portfolio during the annual period were Keyence and Avago Technologies. Japan-based Keyence designs and distributes factory automation equipment, including sensors and measuring and control equipment. We like that Keyence maintains high returns on invested capital and high operating profit margins with its asset-light business model. Avago Technologies, based in Singapore, is a manufacturer of semiconductor products used in consumer electronics, networking and industrial equipment and automotive electronics. Our case for investment in Avago Technologies includes both the potential upside to the company’s earnings estimates and a re-rating of its valuation.

Companies sold from the Fund’s portfolio during the annual period included three companies with EQV characteristics that were no longer as compelling as when we first initiated the positions. These were, as mentioned earlier, Japanese electronics retailer Yamada Denki as well as Japanese precision electric motor company Nidec and Dutch international retailer Koninkiijke Ahold.

Sector and country exposure in the Fund are a residual of stock selection, driven by underlying fundamentals, and not due to any top-down macroeconomic views or asset allocation decisions. That said, during the annual period, the Fund’s relative

38	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Invesco International Growth Fund

exposures to consumer discretionary, information technology and materials increased. Its allocations to consumer staples, health care and telecommunication services relative to the benchmark decreased during the annual period. The Fund’s overall cash exposure also decreased. Regionally, exposures to China, Canada and Germany increased relative to the benchmark and its relative allocations to Japan, the U.K. and France decreased during the annual period

At the end of the annual period, the Fund was overweight compared to the benchmark in the consumer discretionary, information technology, energy and telecommunication services sectors. On December 31, 2012, the Fund was underweight in the consumer staples, materials, industrials, health care, financials and utilities sectors. In geographic terms, the Fund was most overweight in Canada, China and Mexico in that the benchmark does not have exposure to Canada or any emerging markets. The Fund was most underweight compared in Japan, Switzerland and Australia. From both a sector and country perspective, please note that the Fund is actively managed and does not look to mimic its benchmark index.

Looking Ahead

At the end of the annual period, the Fund was somewhat defensively positioned. We focused on high quality companies that we believe are able to consistently grow their earnings in a weak economic environment while, at the same time, have the flexibility to increase dividends and/or buy back shares as a result of their clean balance sheets.

Looking ahead to 2013, we remain a bit cautious about underlying growth and market fundamentals. Central bank quantitative easing measures drove much of the strong equity market returns during the second half of 2012 but they have yet to translate into improving economic activity. On a more constructive note, we believe the risk to non-U.S. corporate profit margins now seems to us to be less pronounced after nearly two years of downgrades. In addition, the European Central Bank appears to have effectively stabilized sovereign and corporate capital funding costs, and the U.S. has temporarily averted the worst impact to growth by addressing, if only in part, its fiscal cliff of tax increases and spending cuts.

In short, we expect to continue to find interesting companies in which to invest but, overall, we currently maintain a relatively circumspect view of international equity market return potential and of the scope for further market volatility. Given this view, we intend to remain true to our bottom-up, long-term investment philosophy, i.e. to remain focused on seeking to identify high quality companies that we believe offer good long-term growth prospects at attractive valuations.

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Auto Components	2.1
Automobiles	3.0
Beverages	3.1
Biotechnology	1.1
Capital Markets	1.0
Chemicals	3.7
Commercial Banks	6.0
Commercial Services & Supplies	1.8
Communications Equipment	0.7
Diversified Financial Services	2.6
Electrical Equipment	2.3
Electronic Equipment, Instruments & Components	1.4
Energy Equipment & Services	1.1
Food Products	2.7
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.0
Hotels, Restaurants & Leisure	3.5
Industrial Conglomerates	2.5
Insurance	1.0
Internet Software & Services	2.7
IT Services	2.6
Machinery	2.3
Media	9.9
Metals & Mining	1.1
Multiline Retail	1.0
Multi-Utilities	0.9
Office Electronics	0.4
Oil, Gas & Consumable Fuels	7.5
Personal Products	0.7
Pharmaceuticals	6.1
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	2.0
Software	2.5
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	1.6
Tobacco	3.7
Wireless Telecommunication Services	2.4
Money Market Funds	8.8
Total	99.9

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Annual Report 2012	39

Variable Portfolio Funds

Performance Overview

Variable Portfolio – J.P. Morgan Core Bond Fund

Performance Summary

>	Variable Portfolio – J.P. Morgan Core Bond Fund (the Fund) Class 2 shares gained 4.47% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.21% during the same period.

>	The Fund’s outperformance of the Barclays U.S. Aggregate Bond Index can be attributed primarily to effective sector allocation, security selection and duration and yield curve positioning.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	4.63	5.90
Class 2	05/07/10	4.47	5.64
Barclays U.S. Aggregate Bond Index		4.21	5.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

40	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – J.P. Morgan Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	41

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – J.P. Morgan Core Bond Fund

Portfolio Management

J.P. Morgan Investment Management Inc.

Douglas Swanson

Christopher Nauseda

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	4.2
Commercial Mortgage-Backed Securities — Agency	9.7
Commercial Mortgage-Backed Securities — Non-Agency	2.6
Corporate Bonds & Notes	13.8
Consumer Discretionary	0.9
Consumer Staples	0.7
Energy	0.9
Financials	6.3
Foreign Government	0.1
Health Care	0.2
Industrials	0.7
Materials	0.6
Telecommunication	1.8
Utilities	1.6
Foreign Government Obligations	0.9
Inflation-Indexed Bonds	0.6
Money Market Funds	2.4
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	27.1
Residential Mortgage-Backed Securities — Non-Agency	8.0
U.S. Government & Agency Obligations	9.5
U.S. Treasury Obligations	21.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 4.47%. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index (Barclays Index), which returned 4.21% over the same period. The Fund’s outperformance of the benchmark can be attributed primarily to effective sector allocation, security selection and duration and yield curve positioning.

Non-U.S. Treasury Fixed Income Sectors Generated Robust Results Amidst Volatility

In 2012, risk assets experienced one of their strongest starts to a year in more than a decade. The steady recovery in the U.S. economy and the determination of European officials to avoid market disruption, coupled with the commitment of central banks across the developed world to remain accommodative, caused credit spreads, or yield differentials between non-U.S. Treasury sectors and U.S. Treasuries, to compress significantly.

After an impressive first quarter performance for risk assets, the second quarter took a different direction, as traditionally safe haven markets outperformed. European and global economic growth concerns continued to be the main drivers of the markets.

In yet another reversal, the third quarter saw risk assets rally, as global banks — including the European Central Bank (the ECB), the Federal Reserve (the Fed) and the Bank of Japan (the BoJ) — showed their commitment to remain accommodative by announcing additional quantitative easing programs. The ECB delivered on its promise to backstop the Eurozone crisis through a new bond purchasing plan called Outright Monetary Transactions (OMT). The Fed delivered extraordinary stimulus by extending its Operation Twist program and initiating a third round of quantitative easing, dubbed QE3, with purchases of mortgage-backed securities. The BoJ took steps to increase its asset purchase program.

Global equity and credit markets were volatile in the fourth quarter, as investors shifted their focus from the ongoing credit concerns in Europe to the U.S. elections and the potential economic implications of the then-looming fiscal cliff. U.S. economic data overall was slightly better in the fourth quarter, with the housing market showing the strongest improvements. Fears of a hard landing were abated in emerging markets, as the Chinese economy showed signs of stabilization.

For the annual period as a whole, performance of non-U.S. Treasury sectors was robust based on accommodative central bank policy and improving economic conditions. Despite a leveling off in fundamentals during the second half of the year, extremely strong supply/demand conditions led the corporate bond sector to be the best performing sector in the Barclays Index for the year, led by the financials sub-sector. The corporate bond sector outpaced comparable-duration U.S. Treasuries by 734 basis points for the year. The financials sub-sector outperformed comparable duration U.S. Treasuries by 1,252 basis points. (A basis point is 1/100th of a percentage point.)

42	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Given investor appetites for riskier assets during the annual period overall, U.S. Treasuries were the weakest performers in the Barclays Index, though the sector still generated positive absolute returns. All told, U.S. Treasury yields were largely range-bound in 2012 from the levels seen at the end of 2011. However, the bellwether 10-year U.S. Treasury fared better than its counterparts on the longer-term end of the yield curve. The yield on the 10-year U.S. Treasury fell 12 basis points, while the yield on the 30-year U.S. Treasury rose 6 basis points during the year. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) The range-bound nature of the U.S. Treasury market occurred despite plenty of headline risk, including sharp swings in sentiment around Europe, U.S. political and fiscal uncertainty and fears of a hard landing in emerging markets. Many of those headline risks affecting market sentiment, however, were curtailed due to supportive central bank policy and improving economic conditions. Largely as a result of the Fed’s policies to put downward pressure on interest rates, tighten spreads, support the mortgage markets and promote more accommodative financial conditions, the U.S. Treasury yield curve flattened during the annual period, meaning the differential in yields between two-year and 10-year U.S. Treasuries narrowed.

From a quality perspective, lower quality names outperformed higher quality credits during the annual period, with bonds rated AA, A and BBB outpacing comparable-duration U.S. Treasuries by 344 basis points, 754 basis points and 875 basis points, respectively.

Sector Allocation, Security Selection and Yield Curve Positioning Boosted Fund Results

Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that present buying opportunities. Indeed, amidst prevailing market conditions during the annual period, the Fund outperformed the Barclays Index.

The Fund’s underweight in U.S. Treasuries contributed positively, for, as mentioned, U.S. Treasuries were the worst performing sector in the Barclays Index during the annual period. Equally important were overweighted allocations to agency debt, asset-backed securities and commercial mortgage-backed securities (CMBS), each of which outpaced the Barclays Index during the annual period, and thus boosted Fund results. Security selection overall proved effective as well, especially among agency mortgage-backed securities and non-agency mortgage-backed securities.

More modestly so, the Fund’s duration and yield curve positioning added value during the annual period. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of the Fund is typically +/- 10% of the duration of the Barclays Index. The Fund had a shorter duration than that of the Barclays Index through much of the annual period. At the end of the annual period, the Fund had an effective duration

Quality Breakdown (%) (at December 31, 2012)
AAA rating	74.3
AA rating	3.8
A rating	10.1
BBB rating	6.1
Non-investment grade	1.7
Not rated	4.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	43

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

of 4.50 years versus the Barclays Index’ effective duration of 4.78 years. The Fund’s short duration posture was a slight contributor during the annual period given the increase in interest rates at the longer-term end of the U.S. Treasury yield curve. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. The Fund’s yield curve positioning was a marginal contributor to performance during the annual period, as the Fund had an overweight in the belly of the curve, i.e., securities with five-year to ten-year maturities. As indicated earlier, the intermediate segment of the U.S. Treasury yield curve outperformed the longer-term 30-year U.S. Treasury securities during the annual period.

Conversely, detracting most from the Fund’s relative results during the annual period was its underweighted allocation to investment grade corporate bonds, as the sector was the best performer within the Barclays Index during the annual period. From a ratings perspective, the Fund’s underweight to bonds rated BBB detracted from performance, although the below investment-grade issues the Fund held added value.

Individual Security Selection Drove Fund Portfolio Changes

The biggest changes within the Fund’s portfolio during the annual period were decreases in its allocations to mortgage-backed securities and agency debt and corresponding increases to U.S. Treasuries, CMBS and asset-backed securities.

Our focus remained on individual security selection based on bottom-up, fundamental analysis. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there were no extraordinary market conditions that prompted substantial turnover, though the Fund did enjoy significant inflows, which were invested in sectors we believed to be undervalued.

At the end of the annual period, the Fund was overweight relative to the Barclays Index in agency debt, mortgage-backed securities, asset-backed securities and CMBS and was underweight relative to the Barclays Index in U.S. Treasuries and investment grade corporate bonds. The Fund maintained a short-duration posture relative to the Barclays Index and a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities.

Looking Ahead

We intend to continue to manage the Fund using our investment process built upon consistency of style, currently targeting a neutral-duration position relative to that of the Barclays Index and using our bottom-up investment approach.

44	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Jennison Mid Cap Growth Fund

Performance Summary

>	Variable Portfolio – Jennison Mid Cap Growth Fund (the Fund) Class 2 shares gained 16.12% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, as represented by the Russell Midcap Growth Index, which increased 15.81% over the same period.

>	The Fund’s outperformance of the Russell Midcap Growth Index can be attributed to a combination of stock selection and sector allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	16.48	11.98
Class 2	05/07/10	16.12	11.67
Russell Midcap Growth Index		15.81	13.65

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	45

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Jennison Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

46	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Jennison Mid Cap Growth Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 16.12%. The Fund outperformed its benchmark, the Russell Midcap Growth Index (Russell Index), which returned 15.81% over the same period. The Fund’s outperformance of the Russell Index can be attributed to a combination of stock selection and sector allocation decisions.

U.S. Equity Markets Advanced Amidst Vacillating Investor Sentiment

U.S. equity markets posted solid gains in 2012, even as investor sentiment ebbed and flowed with macroeconomic events. Most notable among these economic events perhaps were Europe’s economic malaise and China’s economic slowdown, which led to moderating global growth. In the fourth quarter of 2012, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff” of legislatively mandated tax increases and spending cuts set to take effect in 2013. Away from Washington D.C., investors gauged the strength of retail spending by the important holiday season. The U.S. housing market continued to recover; employment modestly improved; and corporate profitability largely met expectations.

U.S. Federal Reserve (Fed) policy remained accommodative throughout the annual period. During the second half of the year, the Fed launched a new round of quantitative easing that included U.S. Treasury purchases of non-government obligations, primarily U.S. mortgage-backed securities. With European economies stalled and a dearth of policy measures to boost growth, the U.S. dollar held firm against the euro. In Japan, December’s elections resulted in a new administration and plans for fiscal easing, which had the effect of checking the yen’s persistent strength against the U.S. dollar. China completed its leadership transition, likely setting the country’s political landscape through the end of the decade. The political handoff in China coincided with signs of renewed economic growth and higher domestic stock prices there.

Within the Russell Index, all sectors advanced during the annual period, except for utilities. Leading the climb higher were the telecommunication services, materials and health care sectors.

Both Stock Selection and Sector Allocation Helped Fund Results

The Fund outperformed the Russell Index during the annual period due to a combination of stock selection and sector allocation decisions. Both stock selection and having overweight positions in the relatively strongly performing energy and health care sectors contributed positively. Stock selection within information technology also contributed meaningfully to the Fund’s performance.

The top individual contributors to the Fund’s relative results during the annual period included Crown Castle International, PVH and DaVita HealthCare Partners.

Portfolio Management

Jennison Associates LLC

John Mullman, CFA

Top Ten Holdings (%) (at December 31, 2012)
Crown Castle International Corp.	3.4
VeriSign, Inc.	2.2
DaVita HealthCare Partners, Inc.	2.1
AMETEK, Inc.	2.1
Roper Industries, Inc.	2.0
Henry Schein, Inc.	1.9
SBA Communications Corp., Class A	1.9
PVH Corp.	1.8
Dollar Tree, Inc.	1.8
Universal Health Services, Inc., Class B	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	96.2
Consumer Discretionary	16.8
Consumer Staples	5.7
Energy	7.4
Financials	4.4
Health Care	15.7
Industrials	12.4
Information Technology	20.5
Materials	7.3
Telecommunication Services	6.0
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	47

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

Crown Castle International, which operates and leases towers and other infrastructure for wireless communications in the U.S. and Australia, benefited from the upgrading to 4G (fourth generation) networks by the four major wireless carriers. Apparel and footwear retailer PVH announced it would acquire The Warnaco Group, a sportswear and intimate apparel company, whose major brands include Calvin Klein underwear and jeans and Speedo, creating an $8 billion industry powerhouse. Shares of both companies rose on the announcement. DaVita HealthCare Partners, a leading provider of dialysis services, reported strong results and provided solid 2013 guidance, based in part on its recent acquisition of HealthCare Partners, the largest at-risk medical provider group in the U.S. DaVita HealthCare Partners reported above-market growth and demonstrated solid expense control.

Stock Selection in Financials and Consumer Sectors Muted Fund Performance

Stock selection in the financials, consumer discretionary and consumer staples sectors detracted from the Fund’s results during the annual period. To a lesser degree, having an overweight position in the financials sector also hampered relative performance.

The individual position that detracted most from the Fund’s relative results during the annual period was NII Holdings, a mobile communications provider in Latin America. NII Holdings posted a larger than expected earnings loss due to price competition and weaker local currency rates. The company’s focus has been in introducing its 3G (third generation) services on a new network in Chile, Mexico and Brazil and on enhancing its Push-to-Talk services. The company introduced its 3G services in Mexico at the end of September 2012 and was on schedule to launch its 3G services in Brazil soon. However, we believe it will still be several quarters until the turnaround begins to monetize.

Another disappointment was Herbalife, a global distributor of weight management and nutritional products. Its shares plummeted when a major hedge fund manager initiated a large short position due to questions about the company’s distribution and disclosure practices. Although we find the company’s distribution model to be complex, we believe Herbalife is operating legitimately. At the end of the annual period, we liked the company’s continued pursuit of new markets, its generation of new products for existing markets and its strong cash flow. We took advantage of the weakness to add to the Fund’s position.

Not owning positions in biotechnology company Regeneron Pharmaceuticals and chemicals manufacturer PPG Industries also detracted from the Fund’s results during the annual period, as both of these companies had strong gains that boosted the return of the Russell Index.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

During the annual period, we initiated Fund positions in diversified software company Adobe Systems and bakery-café chain Panera Bread Co. In our view, Adobe System’s growth may well be driven by new products and a new software distribution model that enables customers to keep technologically up-to-date through a subscription plan rather than through frequently updated licenses. We liked Panera Bread Co. because it has among the strongest comparable-store sales growth for restaurant companies, driven by new product introductions and the recent rollout of a new loyalty program. We expect this growth to continue with the introduction of a national cable advertising campaign. Indeed, Panera Bread Co.

48	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

has been expanding its store base at a rate of approximately 7% annually, and we believe it could grow at that rate for at least the next five years.

We exited the Fund’s positions in tower company American Tower and oil and gas exploration and production company Southwestern Energy during the annual period. American Tower operates 26,000 broadcast and communications towers, wireless towers and distributed antenna systems. While we believe American Tower is poised to benefit from strong demand trends, we sold the stock after its shares surged in April 2012 and the company’s market capitalization grew beyond the parameters for this mid-cap fund. We sold the Fund’s position in Southwestern Energy because the company shifted its investment focus to new wells that we believe will take longer to pay off than we had originally anticipated and, in our view, there were other companies in the energy exploration and production industry that offered better value.

The Fund’s portfolio is built from the bottom up, based on the fundamentals of individual companies. Any changes in sector or industry weightings are the result of additions, trims, new positions or fully exited positions. On that basis, during the annual period, the Fund’s weightings relative to the Russell Index decreased in consumer discretionary, information technology and energy and increased compared to the Russell Index in industrials and health care.

At the end of the annual period, the Fund was overweight relative to the Russell Index in information technology, health care, energy and telecommunication services and was underweight relative to the Russell Index in consumer discretionary, industrials, consumer staples and financials. The Fund was relatively neutrally weighted compared to the Russell Index in materials at the end of December 2012.

Looking Ahead

At the end of the annual period, we expected the U.S. economy to continue its recent trend of sluggish, albeit positive, growth. Global growth should also remain subdued but positive with generally weaker growth in Europe but improving prospects in many emerging markets, in our view. The apparent lack of political will to address long-term structural imbalances in the U.S. economy may diminish hiring and capital expenditure plans. Also, changes in tax rates affecting all workers may impact some consumer spending, which has proven surprisingly resilient in a weak economy for the past three years. Though there are certain sectors of the economy which seem to be seeing improving trends — such as housing, autos and some domestic manufacturing, we do not expect overall economic growth to move above 2% on an annualized basis for 2013.

Companies have generally been able to reduce costs, enabling them to expand margins and grow earnings at or above double-digit rates despite the lackluster economy. We think this level of earnings growth could be an increasing challenge for most companies in 2013, and, as a result, we expect more disappointing earnings results and/or conservative guidance for future growth prospects. Amidst these conditions, finding those companies with above-average growth and/or better visibility in their business model may be more difficult yet more crucial to investment outperformance.

Though overall inflation remained subdued at the end of 2012, there were increasing signs of rising costs and tight inventory levels in some areas of the economy. Moreover, the failure to address fiscal imbalances may result in rising long-term interest rates, even if the Fed continues to hold down short-term interest

Annual Report 2012	49

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

rates. We are increasingly focused on those companies that have the ability to either absorb rising costs or pass on these higher costs through pricing.

From a fundamentals perspective, cash levels on corporate balance sheets remain at historically high levels. Although a large number of companies paid special dividends in the fourth quarter of 2012, before the anticipated rise in tax rates, we expect companies to continue to return cash to shareholders through increased dividends and share repurchases. While merger and acquisition activity slowed somewhat in the fourth quarter, we believe it will accelerate in 2013 in many industries, particularly financials, technology and industrials. There may be increased volatility in the health care sector, as companies position themselves for the implementation of insurance exchanges and other features of the Affordable Care Act.

At the end of the annual period, we considered the Fund’s sector and industry weightings to be well balanced. The Fund’s allocation to the consumer discretionary sector remained underweight relative to the Russell Index, reflecting our cautious outlook on consumer spending. In fact, overall, we reduced the Fund’s exposure to more cyclical stocks and increased its exposure to secular growth companies. As always, the Fund consists principally of what we believe are high quality companies that are well positioned within their industry.

50	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – MFS Value Fund

Performance Summary

>	Variable Portfolio – MFS Value Fund (the Fund) Class 2 shares rose 15.95% for the 12- month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Value Index, which gained 17.51% over the same period.

>

The Fund’s underperformance of the Russell 1000 Value Index can be attributed primarily to its implementation of a high quality, lower relative risk strategy during a period when such attributes were not in broad favor.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	16.26	8.81
Class 2	05/07/10	15.95	8.55
Russell 1000 Value Index		17.51	11.49

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	51

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – MFS Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – MFS Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

52	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – MFS Value Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 15.95%. The Fund underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which gained 17.51% over the same period. The Fund’s underperformance of the Russell Index can be attributed primarily to its implementation of a high quality, lower relative risk strategy during a period when such attributes were not in broad favor.

Equities Rose Strongly Despite Elevated Volatility

In the aftermath of additional liquidity measures by the Federal Reserve Board (the Fed) in the form of Operation Twist, by the European Central Bank (ECB) in the form of Long Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the annual period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted and high quality sovereign yields increased modestly.

In the late spring and early summer, however, conditions worsened, driven by broadly weaker global macroeconomic indicators as well as by renewed concerns over the Eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient, as equity markets generally maintained gains, and credit spreads did not indicate a downturn in conditions.

Still, the renewed weakness in economic fundamentals precipitated a further round of monetary easing by the Fed, in the form of a third round of quantitative easing, dubbed QE3, and by the ECB, in the form of a rate cut and a new bond purchase facility during the second half of the annual period, which soon instilled renewed confidence in risk markets. Toward the end of the annual period, however, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. Adding to equity market pressures toward year end were the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama. Uncertainty surrounding these fiscal negotiations continued right up to the end-of-year deadline.

Focus on High Quality Hampered Fund Performance

Amidst the strong but volatile year for equities, lower quality stocks were favored. In turn, the Fund underperformed the Russell Index during the annual period due primarily to its high quality, lower relative risk strategy.

From a sector perspective, the combination of stock selection and having an underweight position in the strongly-performing financials sector detracted from the Fund’s performance most relative to the Russell Index. Stock selection in the retailing industry of the consumer discretionary sector also dampened relative returns. Such detractors were only partially offset by the positive contributions made by effective stock selection in the information technology and materials

Portfolio Management

Massachusetts Financial Services Company

Nevin Chitkara

Steven Gorham

Top Ten Holdings (%) (at December 31, 2012)
Philip Morris International, Inc.	3.6
JPMorgan Chase & Co.	3.5
Pfizer, Inc.	3.4
Lockheed Martin Corp.	3.4
Johnson & Johnson	3.2
Goldman Sachs Group, Inc. (The)	2.6
Accenture PLC, Class A	2.2
AT&T, Inc.	2.1
United Technologies Corp.	2.0
Chevron Corp.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.7
Consumer Discretionary	11.2
Consumer Staples	14.3
Energy	6.9
Financials	21.2
Health Care	13.3
Industrials	17.0
Information Technology	8.0
Materials	2.3
Telecommunication Services	3.7
Utilities	0.8
Convertible Preferred Stocks	0.2
Industrials	0.1
Utilities	0.1
Money Market Funds	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	53

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – MFS Value Fund

sectors. Having an underweight allocation to the utilities and communications segment of the market, which lagged the Russell Index, also boosted the Fund’s relative results.

From an individual security perspective, having an underweight position in Bank of America and not owning shares of Citigroup detracted from the Fund’s relative results, as each of these financial services firms performed strongly during the annual period. The Fund’s holding of consumer and business payment processor Western Union also weakened relative returns. Conversely, overweight positions in chemicals company PPG Industries and investment banking firm Goldman Sachs Group contributed positively to relative results during the annual period. Having an underweight position in shares of the poorly-performing computer products and services provider Hewlett-Packard also helped.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

During the annual period, we initiated Fund positions in global package delivery provider United Parcel Service, tobacco company Lorillard and food processing company Danone based on valuations and what we considered to be the high quality nature of their businesses. We eliminated the Fund’s position in paint manufacturer Sherwin-Williams on the basis of its valuation. We sold the Fund’s holdings in information technology company Cisco Systems and in financial services firm Bank of America after their strong performance during the annual period.

From an industry perspective, the Fund’s exposures to the industrial goods and services and the financial services industries increased during the annual period and its exposure to the utilities and communications and the information technology segments of the market decreased. At year-end 2012, the Fund was overweight relative to the Russell Index in the consumer staples, industrial goods and services, and leisure segments of the market and was underweight relative to the Russell Index in the energy, the utilities and communications and the financial services segments of the market.

Looking Ahead

We do not use top-down macro analysis but rather select stocks based on bottom-up fundamental analysis. Going forward, we intend to maintain our focus on seeking to identify high quality large capitalization stocks trading at what we consider to be attractive valuations.

54	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Marsico Growth Fund

Performance Summary

>	Variable Portfolio – Marsico Growth Fund (the Fund) Class 2 shares rose 11.85% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, the S&P 500 Index, which gained 16.00% over the same period.

>	An underweight in the financials sector, and stock selection in the consumer discretionary, energy and health care sectors, generally accounted for the performance shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	12.05	11.04
Class 2	05/07/10	11.85	10.78
S&P 500 Index		16.00	12.27

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	55

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Marsico Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

56	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Marsico Growth Fund

Effective on or about March 25, 2012, the name of the Fund is changed to Variable Portfolio — Holland Large Cap Growth Fund and Marsico Capital Management, LLC is replaced with Holland Capital Management, LLC as the Fund’s subadviser the portfolio managers responsible for the day to day management of the Fund for Holland Capital Management, LLC are Monica Walker and Carl Bhathena.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 11.85%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same period. Fund results were hurt by an underweight allocation to the strong-performing financials sector. Stock selection in the consumer discretionary, energy and health care sectors also detracted from results. An overweight position in the consumer discretionary sector aided results, as did strong stock selection in the materials and information technology sectors.

Modest Economic Growth Inspires Investor Confidence

U.S. equities posted a strong return for the fiscal year, albeit with considerable intra-period volatility. During the period, a number of U.S. economic releases suggested another growth slowdown could be underway. These included a downward revision in gross domestic product (GDP) growth, reduced productivity levels, small business uncertainty and lower consumer confidence. Stocks were pressured by a tightly-contested and contentious presidential election and worries regarding the “fiscal cliff” of tax hikes and spending cuts deliberated in Washington. However, those negative forces were countermanded during the fourth calendar quarter by a round of solid corporate earnings reports and generally improving economic data domestically and internationally, particularly in China and other emerging markets. Also important, the situation in the European Union appeared to be stabilizing, in part because of forceful intervention by the European Central Bank, which calmed the credit and funding markets while simultaneously serving as a catalyst for a global rally in financial stocks. The housing market emerged as a bright spot in the U.S. economy as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Sector Weights Boosted Fund Results

Consumer discretionary stocks were among the strongest performers in the S&P 500 Index, and Fund results benefited from having a significant portion of assets in the sector. Performance was also aided by the Fund’s underweight allocation to the weaker-performing utilities and consumer staples sectors. Results also were buoyed by stock selection in the materials and information technology sectors. In the former, agricultural materials company Monsanto and specialty chemical company LyondellBasell Industries were important contributors to performance. LyondellBasell’s ethylene margins increased during the period, driven by lower feedstock costs in the United States, as ethane supply continued to outpace

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Top Ten Holdings (%) (at December 31, 2012)
Wells Fargo & Co.	3.9
Biogen Idec, Inc.	3.4
Starwood Hotels & Resorts Worldwide, Inc.	3.4
QUALCOMM, Inc.	3.3
Visa, Inc., Class A	3.3
Gilead Sciences, Inc.	3.2
CBS Corp., Class B Non Voting	3.2
Apple, Inc.	3.1
Schlumberger Ltd.	3.1
LyondellBasell Industries NV, Class A	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	91.3
Consumer Discretionary	31.5
Consumer Staples	0.8
Energy	5.9
Financials	9.3
Health Care	11.4
Industrials	10.7
Information Technology	16.2
Materials	5.5
Money Market Funds	8.3
Preferred Stocks	0.4
Financials	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	57

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Marsico Growth Fund

demand. Within technology, Apple and financial transaction processor Visa were leading contributors. Other individual holdings experiencing strong price gains included discount retailer TJX, online travel reservations company priceline.com and home improvement retailer Home Depot.

Individual Selections Offset Sector Gains

While results were aided by the overweight in consumer discretionary, a number of disappointing performers within the sector were a drag on Fund performance. In particular, media holdings Time Warner and British Sky Broadcasting Group generated weak returns prior to being sold from the Fund. Luxury leather goods firm Coach and footwear company Deckers Outdoor posted negative returns and were sold. McDonald’s, a long-time Fund holding, struggled in an uncertain global macroeconomic environment and unfavorable currency exchange rates hurt the company’s international results. We trimmed the Fund’s position in McDonald’s during the period but believe McDonald’s to be an attractive defensive position in a slower global growth environment.

Several energy and health care positions also detracted from performance. Energy service positions Halliburton, National Oilwell Varco and Occidental Petroleum struggled. Halliburton and Occidental Petroleum posted negative returns and were sold from the Fund. Express Scripts, a pharmacy benefit management service provider, and pharmaceutical companies Bristol-Myers Squibb and Allergan each registered losses. Allergan was sold. Meanwhile, financials was the strongest-performing sector of the S&P 500 Index and the Fund was hampered by its underweight allocation. Further, the Fund’s financials holdings failed to keep pace with the sector return of the benchmark index.

Changes to the Portfolio

During the year, we reduced the Fund’s exposure to energy, materials and industrials. We also trimmed the Fund’s allocation to consumer discretionary, consumer staples and information technology, while increasing allocations to health care and financials.

Overall, we believe that various important U.S. economic yardsticks are improving. These include employment, housing, manufacturing, vehicle sales and bank lending. We currently see a great deal of pent-up demand which could be unleashed — particularly with regard to housing and capital expenditures — as both consumers and businesses gain confidence in the economic environment. Overall, we find the equity valuation backdrop to be very compelling at present. However, given the uncertainty in Washington regarding the debt ceiling and spending cuts, as of period-end the Fund emphasized companies that we believe can produce solid top-line revenue growth in an uncertain macroeconomic environment.

58	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Mondrian International Small Cap Fund

Performance Summary

>	Variable Portfolio – Mondrian International Small Cap Fund (the Fund) Class 2 shares rose 24.85% for the 12-month period ended December 31, 2012.

>	The Fund significantly outperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), which increased 17.48% over the same period.

>	The Fund’s outperformance can be attributable primarily to asset allocation decisions and currency effects, which more than offset the modestly detracting effect of individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	25.15	14.61
Class 2	05/07/10	24.85	14.32
MSCI World ex U.S. Small Cap Index (Net)		17.48	9.51

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI Word ex U.S. Small Cap Index (Net) is composed of stocks which are categorized as small capitalization stocks. The MSCI World ex U.S. Index is a market capitalization-weighted index designed to measure equity performance in 22 global developed markets, excluding the U.S.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	59

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Mondrian International Small Cap Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Mondrian International Small Cap Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

60	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Mondrian International Small Cap Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 24.85%. The Fund significantly outperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net) (MSCI Index), which returned 17.48% over the same period. The Fund’s outperformance can be attributable primarily to asset allocation decisions and currency effects, which more than offset the modestly detracting effect of individual stock selection.

Equities Rose Despite Elevated Volatility

During an annual period characterized by conventional and unconventional central bank action and resurfacing Eurozone sovereign debt and banking sector fears, international equity markets displayed elevated levels of volatility but still managed to advance strongly. Eurozone policymakers outlined new measures to support countries undergoing budgetary adjustments and to strengthen economic governance but have yet to produce a roadmap to fiscal integration necessary to stabilize the monetary union. Toward the end of the annual period, the market’s attention turned to uncertainty surrounding the U.S.’ then-looming fiscal cliff following President Obama’s re-election. For the annual period overall, large-capitalization and small-capitalization equities performed generally in line with each other.

Asset Allocation and Currency Effects Boosted Fund Outperformance

The Fund outperformed the benchmark due primarily to effective asset allocation and currency effects. Stock selection detracted modestly.

Within the Asia Pacific region, overweight exposure to both the Singapore equity market and to the Singapore dollar boosted the Fund’s relative results as did having an underweight exposure to the depreciating Japanese yen. Stock selection in New Zealand detracted. Of the larger European markets, overweight allocations to the U.K. and German equity markets contributed most positively. U.K. stock selection and the Fund’s overweight exposure to the British pound added value as well. Further positive contributions came from Denmark, Spain, Sweden and Ireland, each due to stock selection. Stock selection in France and Norway and having an underweight exposure to Norway detracted from the Fund’s results. Elsewhere, an overweight allocation to and stock selection in Canada contributed positively.

Sector and industry allocations are a residual of stock selection decisions and are not a meaningful component of our active management strategy. Our stock selection decisions are based on assessment of underlying top-down macro, industry and currency factors as well as bottom-up company related factors. Thus focusing on individual holdings, positions in three U.K companies were among the Fund’s top positive contributors during the annual period. These were machinery firm Rotork, electronic equipment instruments and components company Spectris and chemicals company Croda International. We trimmed the Fund’s positions in Rotork and Spectris by the end of the annual period and added to the Fund’s position in Croda International.

Portfolio Management

Mondrian Investment Partners Limited

Dr. Ormala Krishnan

Frances Cuthbert

Aidan Nicholson

Top Ten Holdings (%) (at December 31, 2012)
Rotork PLC (United Kingdom)	4.0
Koninklijke Boskalis Westminster NV (Netherlands)	3.6
Croda International PLC (United Kingdom)	3.6
Symrise AG (Germany)	3.3
Commonwealth Property Office Fund (Australia)	3.0
CapitaMall Trust (Singapore)	2.8
Monadelphous Group Ltd. (Australia)	2.4
SIA Engineering Co., Ltd. (Singapore)	2.2
Victrex PLC (United Kingdom)	2.0
Spectris PLC (United Kingdom)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2012)
Australia	7.5
Canada	2.9
Denmark	1.8
France	9.1
Germany	12.2
Hong Kong	4.0
Ireland	1.0
Japan	8.3
Netherlands	3.5
New Zealand	1.8
Norway	0.5
Singapore	12.0
Spain	1.0
Sweden	1.0
United Kingdom	30.2
United States(a)	3.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	61

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Mondrian International Small Cap Fund

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Industry	Percentage of Net Assets (%)

Aerospace & Defense	4.2
Auto Components	4.2
Chemicals	12.2
Commercial Services & Supplies	6.4
Communications Equipment	0.9
Construction & Engineering	6.9
Containers & Packaging	2.0
Electrical Equipment	2.4
Electronic Equipment, Instruments & Components	9.0
Energy Equipment & Services	3.0
Food Products	1.6
Gas Utilities	1.6
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	1.9
Insurance	0.6
Life Sciences Tools & Services	0.6
Machinery	9.9
Marine	1.0
Media	1.7
Multiline Retail	0.5
Office Electronics	1.5
Pharmaceuticals	0.6
Professional Services	1.0
Real Estate Investment Trusts (REITs)	9.3
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	0.8
Specialty Retail	2.2
Transportation Infrastructure	4.7
Water Utilities	0.8
Wireless Telecommunication Services	1.5
Money Market Funds	3.2
Total	99.9

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Conversely, positions in French office electronics company Neopost, Japanese auto components company Nifco and U.K. commercial services and supplies company CPP Group detracted from the Fund’s results relative to the MSCI Index during the annual period. We trimmed the Fund’s position in Neopost, added to its position in Nifco on weakness and sold its position in CPP Group by the end of the annual period.

Stock-Specific Purchases and Sales Drove Fund Portfolio Changes

During the annual period, we initiated a Fund position in Emperor Watch & Jewellery, a leading retailer of luxury Swiss and German-made watches in Hong Kong, Macau and the People’s Republic of China. The company, based in Hong Kong, also designs and retails its own range of fine jewelry. It has well established, long-term supplier relationships maintained through its strong sales growth and adherence to supplier agreement terms. Emperor Watch & Jewellery has also benefited from its prime retail locations and strong brand name that deters new entrants. In our view, the company stands to benefit from the region’s growth in consumer demand for luxury watches and jewelry.

We established a Fund position in Euler Hermes, a French credit insurer that provides coverage for a company’s accounts receivables in case of default by a customer in return for a premium. The company is the global leader in a concentrated market and is very well positioned with a strong track record of risk management and growth through economic growth, increased penetration and new market entry. A strong balance sheet and excess reserves facilitate the company’s growth, in our view.

Another new purchase for the Fund during the annual period was NORMA Group, based in Germany, which is the global market leader in the design and manufacture of engineered joining products, specifically clamps and connectors, for use in a variety of industries that transport air, gases or liquids through low pressure hoses and pipes. We believe the company stands to benefit from comparative advantages, technology superiority, reliability, scale and highly automated and low defect rate production processes as well as from growth in demand in its end markets. Further, strong cash flow generation supports its progressive dividend policy.

During the annual period, we initiated several other Fund positions, including Fenner, a U.K.-based global leader in industrial conveyor belting with a focus on mining, particularly thermal coal.

Among the sales we made during the annual period, we exited the Fund’s positions in Germany’s Wincor Nixdorf, Hong Kong’s Arts Optical, the Netherlands’ SBM Offshore and New Zealand’s Fisher & Paykel Healthcare, each due to what we considered to be more attractive alternatives elsewhere.

At the end of the annual period, the Fund was most overweight relative to the MSCI Index in the U.K., Singapore, Germany, France, the Netherlands, Hong Kong/China and New Zealand and was most underweight relative to the MSCI Index in Japan, Canada, Switzerland, Italy, Sweden, Norway, Finland and Belgium. The Fund was rather neutrally weighted to the other markets comprising the MSCI Index at the end of the annual period.

Looking Ahead

As we look ahead, we remain cautious in our view of the global economies in 2013. The Eurozone is likely to face, in our view, a prolonged time of slow

62	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Mondrian International Small Cap Fund

economic growth given the budget austerity conditionality imposed on governments in the PIIGS countries (Portugal, Italy, Ireland, Greece and Spain) in accordance with the quantitative easing exercise. Economic growth may be further impacted by tightening credit conditions as the banking sector bolsters its balance sheet to meet stricter capital requirement and weak confidence by both households and corporations. Despite the backdrop of sluggish economic growth and macroeconomic tail risks posed by the European banking sector due to its exposure to the sovereign debt of several peripheral nations, we believe we have identified some attractive stocks in the region from a bottom-up perspective. At the end of the annual period, we intended to maintain the Fund’s overweight positions in France and Germany. As in the U.K., the German segment of the Fund’s portfolio is focused on high-end engineering companies that are dominant in their respective niches and that have a globally diversified revenue base. The French segment of the Fund’s portfolio is focused predominantly on export-oriented companies in industries with long-term cash flow generation visibility.

We currently intend to maintain the Fund’s overweighted allocation to Asia ex-Japan, with overweight positions in Hong Kong and Singapore. We believe these two economies have been the beneficiaries of intra-Asian trade as well as cyclical and structural growth in their respective domestic economies. In this region, the Fund’s portfolio is currently primarily invested in the industrial and services sectors that may be the beneficiaries of the outsourcing and offshoring trends to Asia as well as cyclical and structural changes taking place in Asia that support domestic demand in order to be less reliant on exports.

At the end of the annual period, we expected to maintain the Fund’s underweight to Japan. We believe Japan’s aging and declining population poses structural challenges in the future. In our view, this population demographic could lead to a slowly shrinking tax base and disposable savings, which may pose problems to funding Japan’s fiscal burden and the government’s serial attempt to revive the ailing economy in the future. Unless government spending normalizes in line with declining trend growth in the country, Japan may have to resort to external funding, a move we do not see as likely at current low yields, which may, in turn, result in higher debt servicing costs and increased indebtedness.

Annual Report 2012	63

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Performance Summary

>	Variable Portfolio – Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares increased 30.21% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which increased 28.65% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective top-down global allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	30.62	13.15
Class 2	05/07/10	30.21	12.85
FTSE EPRA/NAREIT Global Developed Real Estate Index		28.65	15.85

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

64	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Morgan Stanley Global Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	65

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Portfolio Management

Morgan Stanley Investment Management Inc.

Theodore Bigman

Michiel te Paske

Sven van Kemenade

Angeline Ho

Top Ten Holdings (%) (at December 31, 2012)
Simon Property Group, Inc. (United States)	6.0
Sun Hung Kai Properties Ltd. (Hong Kong)	5.8
Equity Residential (United States)	4.0
Mitsubishi Estate Co., Ltd. (Japan)	3.8
Westfield Group (Australia)	2.9
Mitsui Fudosan Co., Ltd. (Japan)	2.9
Vornado Realty Trust (United States)	2.8
Hongkong Land Holdings Ltd. (Hong Kong)	2.7
Host Hotels & Resorts, Inc. (United States)	2.5
HCP, Inc. (United States)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2012)
Australia	8.5
Belgium	0.1
Brazil	0.7
Canada	2.9
China	1.5
Finland	0.2
France	3.6
Germany	0.5
Hong Kong	16.2
Italy	0.2
Japan	10.5
Netherlands	0.6
Norway	0.2
Singapore	3.5
Sweden	0.7
Switzerland	1.1
United Kingdom	6.1
United States(a)	42.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

As of December 31, 2012, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 30.21%. The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index (FTSE Index), which returned 28.65% over the same period. The Fund’s outperformance can be attributed primarily to effective top-down global allocation overall.

Global Real Estate Securities Experienced Strong Gains

Each of the major regions within the FTSE Index experienced strong gains during the annual period, and the benchmark itself outperformed most broad equity indices. We believe movements in real estate share prices were largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. That said, global real estate share prices fluctuated alongside the risk-on/risk-off gyrations of the broad equity markets. Such gyrations were driven by concerns and developments related to the European sovereign debt crisis; the risk of a synchronized global economic slowdown given the Eurozone recession, U.S. growth problems and China weakening; and continuation and acceleration of stimulative government policy responses.

Allocation Decisions Boosted Fund Performance

The Fund outperformed the FTSE Index during the annual period due primarily to top-down global allocation. Performance within the Fund’s Asian and European regional portfolios contributed positively to performance, while an underweight to the U.S. had a neutral effect on the Fund’s relative performance.

Overall, the Fund was underweight the U.S., which traded at a premium to net asset values, assuming asset values for high quality assets were just modestly below peak levels achieved in 2007. Within the U.S. market, the Fund benefited from an overweight to the diversified sub-sector, stock selection in the hotel sub-sector and an underweight to the specialty office sub-sector. More specifically, the Fund was overweight a group of companies focused on the ownership of upscale urban hotels, apartments, central business district office properties and high productivity malls. The Fund was underweight companies concentrated on the ownership of health care, specialty office, self storage and industrial assets. Partially offsetting these positive contributors was the detracting effect of stock selection in the health care and storage sub-sectors.

The Fund held an overweighted allocation to Asia, which added value. Further, within Asia, the Fund benefited from stock selection in Japan and Hong Kong. This was only partially offset by the negative influence of an underweight to Singapore.

In Europe, the Fund was modestly underweight the region overall but within the region was overweight the U.K. and underweight the continent. The Fund benefited from stock selection within and from an overweight to the U.K. real estate market and from stock selection in the Netherlands. Stock selection in Germany detracted.

66	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

From an individual security perspective, the three strongest contributors to the Fund’s relative results during the annual period were overweight positions in Hongkong Land Holdings, Sumitomo Realty & Development and Mitsubishi Estate. Overweight positions in Equity Residential, Vornado Realty Trust and Assisted Living Concepts detracted most from the Fund’s relative performance during the annual period.

A position held in cash detracted, as the global real estate securities market rallied strongly during the annual period.

Strict Value-Oriented Discipline Drove Fund Portfolio Changes

The purchases and sales we carried out in the Fund during the annual period were based on a strict value-oriented discipline. Typically, we sell a security if stock valuations shift to the point where the position no longer represents what we believe is an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe. Similarly, a purchase may be executed when the specific holding represents an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe.

The most significant changes to the Fund’s weightings from a sub-sector perspective during the annual period were increases in allocations to the diversified and office sub-sectors and decreases in exposure to the hotel and residential sub-sectors. From a country perspective, the most significant changes to the Fund’s weightings during the annual period were an increase in allocation to the U.S. and a decrease in exposure to Hong Kong. In addition, the Fund’s position in cash decreased during the annual period.

At the end of the annual period, the Fund was most overweight relative to the FTSE Index in the diversified and hotel sub-sectors. On December 31, 2012, the Fund was most underweight relative to the benchmark in the retail, health care, industrial and office sub-sectors and was rather neutrally weighted to the residential, self-storage and mixed industrial and office sub-sectors. The Fund also had exposure to the commercial financing sub-sector. From a country perspective, the Fund was most overweight relative to the benchmark in Hong Kong at the end of the annual period and was most underweight relative to the benchmark in the U.S., Canada and Singapore. The Fund was rather neutrally weighted the remaining markets of the benchmark, but held no positions in Greece, Israel or New Zealand at the end of the annual period.

Looking Ahead

We remain committed to our core investment philosophy as a real estate value investor. We seek the ownership of stocks whose share prices may provide real estate exposure at what we consider to be the best valuation relative to their underlying asset values, while maintaining portfolio diversification.

At the end of the annual period, the Fund’s portfolio was comprised of three regional portfolios with a global allocation that weighted each of the major regions — the U.S., Europe and Asia — based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Our company-specific research led us to specific preferences for sub-segments within each of the real estate sub-sectors and countries. For the annual period ended December 31, 2012, the Fund was

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	1.8
Household Durables	0.2
Real Estate Investment Trusts (REITs)	61.0
Real Estate Management & Development	35.6
Money Market Funds	0.7
Total	99.5

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Annual Report 2012	67

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

overweight the Asian-listed property sector, modestly underweight the European-listed property sector and underweight the U.S.-listed property sector. As always, key considerations that affect the positioning of the Fund’s portfolio include prospects for underlying property fundamentals, including new supply, tenant demand and vacancy levels. Other considerations include cash flows, prospects for the underlying value of the companies’ assets, balance sheet positioning, access to capital and the attractiveness of each company’s share price valuation relative to these considerations.

We continue to believe the Hong Kong real estate operating companies (REOCs) presently trade at the widest discounts to net asset value on a global basis. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Following significant share price gains in 2012, we believe share prices at the end of the annual period still reflected a significant decline in rents and capital values for commercial assets and weaker selling prices and volumes for residential developments. Following significant share price gains in 2012, we believed the Japan REOCs traded at modest discounts to net asset value and continued to offer attractive value versus the Japanese real estate investment trusts. Share prices for Japanese REOCs appeared to benefit from a significant improvement in sentiment toward the stocks due to expectations for monetary easing, with property values viewed as a key beneficiary of such action. It is also notable, in our view, that net asset values at the end of the annual period were based on cash flows that were at cyclical lows. At the end of the annual period, we maintained a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership and many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Fund was underweight the Australian REIT sector and Singapore based on relative valuation analysis at the end of the annual period.

Valuations on the European continent ended the annual period trading at a modest premium to reported net asset values. On the continent, the average overall premium is the result of premium valuations for the German residential sector and one large retail owner, and discounts for most other companies. Valuations in the U.K. ended the annual period trading at a discount to reported net asset values, which still reflected substantial value declines from the peak, especially for retail properties, with smaller declines from the peak for London office assets. In addition, the U.K. companies, in our view, had more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the continent. Finally, the U.K. continues, we believe, to have a better macroeconomic outlook than the Eurozone. As a result, we believe valuations for the U.K. companies were more attractive at the end of the annual period both on an absolute basis and relative to the prevailing valuations on the continent.

We maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations. Regardless of any short-term trends, we remain committed to our value-oriented, bottom-up driven investment strategy as we position the Fund’s portfolio for the long term.

68	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – NFJ Dividend Value Fund

Performance Summary

>	Variable Portfolio – NFJ Dividend Value Fund (the Fund) Class 2 shares gained 13.78% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Value Index, which gained 17.51% over the same period.

>

While generating strong double-digit absolute returns, the Fund underperformed on a relative basis primarily due to poor sector allocation decisions. Stock selection overall had a neutral impact on the Fund’s performance during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	13.98	11.32
Class 2	05/07/10	13.78	11.07
Russell 1000 Value Index		17.51	11.49

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	69

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – NFJ Dividend Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – NFJ Dividend Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

70	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – NFJ Dividend Value Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 13.78%. The Fund underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which rose 17.51% over the same period. While generating strong double-digit absolute returns, the Fund underperformed on a relative basis primarily due to poor sector allocation decisions. Stock selection overall had a neutral impact on the Fund’s performance during the annual period.

U.S. Equities Navigated Debt Crises to Climb to Strong Returns

The S&P 500 Index, representing the U.S. equity market, climbed 16.00% during the annual period, marking its best annual performance since 2009. U.S. equities navigated through debt crises in Europe and the U.S. as well as through the headlines these debt crises dominated. Central banks around the globe flooded the economy with monetary stimulus, and the surge in liquidity contributed to rising valuations in the equity markets. The Federal Reserve announced new parameters for keeping short-term interest rates low, explicitly tying rates to thresholds for unemployment and inflation rather than to a date-specific timeline. Investors counted down the new year with a close eye on Congress, which passed a deal on New Year’s Day to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts set to take effect in 2013. Indeed, developments out of Washington D.C. seemed to drive much of the equity market’s performance during the last months of 2012, given the U.S. presidential election and a politically divided Congress. The agreement reached by U.S. lawmakers raised income tax rates on the wealthiest Americans, while postponing any decisions on spending cuts.

The benchmark 10-year U.S. Treasury yield closed 2012 trading at 1.76%, the lowest levels for bonds to end a year since at least 1962, according to Bloomberg News. Ultra-low rates forced investors out on the risk spectrum. In turn, stocks that performed best for the annual period overall were higher beta stocks, fueling a disconnect between fundamentals and stock performance. (Beta is a measure of volatility.) The deliberate suppression of interest rates also drove investors to search for yield among dividend-paying stocks, driving their strong performance for much of the year. However, higher-yielding stocks tended to lag toward the end of the year, as fears regarding the potential fiscal cliff tax hikes on dividends took hold.

Within the S&P 500 Index, sectors benefiting from credit expansion led returns for the annual period, with financials the strongest of the ten sectors. Many investors piled into bank stocks, some of which were trading at less than the book value of their assets. Defensively-oriented sectors generally lagged. Toward the end of the year, corporate earnings started to display the effects of the economic slowdown, with a majority of companies reporting lower earnings per share guidance and reporting earnings below mean estimates.

Portfolio Management

NFJ Investment Group LLC

Benno Fischer, CFA

Paul Magnuson

R. Burns McKinney, CFA

Thomas Oliver, CFA, CPA

L. Baxter Hines

Jeff Reed, CFA

Top Ten Holdings (%) (at December 31, 2012)
Total SA, ADR	4.3
International Paper Co.	4.2
Wells Fargo & Co.	4.2
AstraZeneca PLC, ADR	4.1
Intel Corp.	4.1
JPMorgan Chase & Co.	4.0
ConocoPhillips	4.0
Marathon Oil Corp.	2.4
Phillips 66	2.3
Staples, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	98.8
Consumer Discretionary	6.0
Consumer Staples	7.7
Energy	18.9
Financials	20.3
Health Care	11.8
Industrials	5.9
Information Technology	14.0
Materials	10.5
Telecommunication Services	1.8
Utilities	1.9
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2012	71

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – NFJ Dividend Value Fund

Sector Allocation Overall Hampered Fund Results

Despite posting positive absolute returns, the sectors that detracted most from the Fund’s results relative to the Russell Index during the annual period were industrials, financials and information technology. The Fund’s industrials holdings failed to keep pace with the industrials sector in the Russell Index, and an underweight in the sector detracted modestly as well. Both individual stock selection and having an underweight exposure to financials, the best performing sector in the Russell Index during the annual period, also muted relative returns. Less favorable selection in information technology, as well as an overweighted allocation, further detracted from the Fund’s relative performance.

From an individual security perspective, the holdings that detracted most from the Fund’s relative results during the annual period were semiconductor bellwether Intel, gold miner Barrick Gold and financial services giant Bank of America. Intel struggled during the annual period in developed markets, where demand growth was coming from products that do not use Intel-produced chips. Much of the demand growth came from smartphones and tablets as opposed to personal computers. Barrick Gold reported third quarter net earnings that sunk 55% year-over-year, primarily a result of production and cost pressures. Not owning Bank of America was the third largest detractor from the Fund’s results on a relative basis, as its stock was up over 100% in 2012.

Stock Selection in Energy, Consumer Discretionary and Utilities Boosted Relative Results

Conversely, the strongest contributing sectors to the Fund’s relative results during the annual period were energy, consumer discretionary and utilities. Individual stock selection in energy was beneficial, more than offsetting the muting effect of the Fund’s overweight in the sector. Stock selection in consumer discretionary also added value, but was slightly offset by the detracting effects of underweighting the strongly performing sector. Both stock selection and having an underweighted exposure to the lagging utilities sector contributed positively to the Fund’s results

The Fund’s greatest contributors to relative results were appliance manufacturer Whirlpool, integrated oil company Phillips 66 and paper and related products producer International Paper. Whirlpool’s reported earnings for the third quarter beat estimates, a result of price hikes successfully passed through to customers. Phillips 66 benefited from access to cheap crude oil in the U.S. and Canada, resulting in a healthy differential between its oil costs and fuel prices. International Paper benefited from attractive structural forces in its industry, including containerboard price hikes and low inventories, in spite of moderated global demand. Additionally, the company announced the sale of its Temple-Inland Building Products business at a price deemed favorable by most analysts.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

We made several trades within the Fund’s portfolio during the annual period. Three of the largest sales within the Fund’s portfolio were PepsiCo, Time Warner and Ameren. We completed the sale of the Fund’s position in PepsiCo during the fourth quarter after identifying investment candidate Molson Coors Brewing in the prior quarter. In our view, Molson Coors Brewing offered a more compelling earnings multiple and a similar yield. We exited the Fund’s position in Time Warner once its valuation rose to what we considered to be less attractive levels. After Ameren began trading at more than 16x forward earnings, we sold the Fund’s shares for

72	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – NFJ Dividend Value Fund

what we believed to be a more attractive portfolio candidate. During the annual period, the Fund’s exposure to industrials decreased relative to the Russell Index due primarily to our sale of office services and supplies firm Pitney Bowes.

At the end of the annual period, the Fund was most overweighted relative to the Russell Index in the information technology, materials and energy sectors and was most underweight in the financials, utilities, industrials, consumer discretionary and telecommunication services sectors. The Fund was rather neutrally weighted to the Russell Index in the consumer staples and health care sectors.

Looking Ahead

Politics have played a key role in influencing the financial markets in recent years. Heavy doses of quantitative easing have resulted in a world awash with liquidity and record low interest rates. Investors were being forced to move out on the risk spectrum to generate a positive real return in the face of persistent uncertainty. Monetary policy seems to have replaced fiscal policy, as political gridlock has resulted in a Congress that has been among the least productive in history.

Looking ahead, muted equity returns are plausible, as policymakers seek to support the economic recovery while managing unsustainable debt loads. The focus on the unemployment rate in a low inflationary environment suggests to us that quantitative easing may well be with us for some time. Fear and uncertainty motivated investors to pull money from equity markets during 2012, with outflows nearing record highs seen during 2008, in favor of cash or fixed income. Unfortunately, we know with near certainty that the safe haven of the past — i.e., U.S. Treasury bonds — is likely to erode purchasing power and provide income that does not meet the current rate of inflation. Furthermore, economic woes and difficult austerity measures in many developed countries around the world offer little hope for growth.

Within the Fund, we seek to invest at the intersection of low valuation and dividend yield. We believe this strategy positions our investors well given current market conditions. At the end of the annual period, the corporate health of many companies appeared to be strong; payout ratios left room for growth; and many stocks were trading at what we considered to be attractive valuations. Good dividend yields were abundant.

In 2012, companies in the S&P 500 Index paid out regular cash dividends of approximately $281 billion, as estimated by S&P Dow Jones Indices. This was 13% above the previous record set in 2008. Importantly, the fiscal cliff compromise maintained favorable tax treatment on dividends. Demographic trends provide additional support for dividends going forward, as a generation of retirees need an alternative source for real income in the face of historically low U.S. Treasury yields. Dividends and share repurchases have potential to be the primary drivers of U.S. equity returns in the months ahead. Equities can provide inflation protection and capture productivity growth. Furthermore, dividend growth has historically outpaced inflation.

With little improvement to the underlying problems affecting economies around the world, we favor high quality companies with effective capital management. Just as we do as Fund managers, we recommend investors not try to time the market, but instead allocate to high quality, dividend-paying stocks of companies that have the ability to raise payouts over time.

Annual Report 2012	73

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Performance Summary

>	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares gained 13.29% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth Index, which gained 15.26% over the same period.

>

While the Fund generated strong double-digit absolute gains, its underperformance of the Russell 1000 Growth Index can be attributed primarily to the spring months when macroeconomic fears were greatest.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	13.58	10.27
Class 2	05/07/10	13.29	9.98
Russell 1000 Growth Index		15.26	13.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

74	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Nuveen Winslow Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	75

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Portfolio Management

Winslow Capital Management LLC

Clark Winslow

Justin Kelly, CFA

R. Bart Wear, CFA

Top Ten Holdings (%) (at December 31, 2012)
Apple, Inc.	5.1
Union Pacific Corp.	4.0
Visa, Inc., Class A	3.9
Danaher Corp.	3.1
Monsanto Co.	3.1
International Business Machines Corp.	3.0
QUALCOMM, Inc.	3.0
Google, Inc., Class A	3.0
priceline.com, Inc.	2.7
Salesforce.com, Inc.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	97.6
Consumer Discretionary	21.8
Consumer Staples	3.7
Energy	3.5
Financials	5.3
Health Care	15.5
Industrials	12.8
Information Technology	29.1
Materials	4.5
Telecommunication Services	1.4
Money Market Funds	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 13.29%. The Fund underperformed its benchmark, the Russell 1000 Growth Index (Russell Index), which rose 15.26% over the same period. While the Fund generated strong double-digit absolute gains, its underperformance of the Russell Index can be attributed primarily to the spring months when macroeconomic fears were greatest.

Global Economic Recovery May Have Hit Inflection Point in 2012

History may look back on 2012 as an important inflection point in the global economic recovery. Continuous central bank support reduced systemic risk. Global economic growth remained positive, and governments avoided the worst outcomes. Despite operating in a murky macro environment and the fourth consecutive year of earnings recovery, most companies generated mid-single-digit earnings per share growth in 2012, maintained high margins overall and retained strong balance sheets. Equity indices around the world generally delivered gains of mid-teen percentages.

Second Quarter Fund Performance Offset Other Three 2012 Quarters

The Fund generated strong absolute returns for the year, but it trailed the Russell Index due to underperformance in the spring when macro fears were greatest. Indeed, underperformance versus the Russell Index in the second quarter offset outperformance or in-line performance in the remaining three quarters, resulting in underperformance for the full year.

For the annual period as a whole, stock selection in health care, consumer discretionary and energy detracted most. However, having underweight positions in consumer staples and energy contributed positively, as these sectors lagged the Russell Index during the annual period. Stock selection in consumer staples and materials helped as well. Both an overweight position and stock selection in the strongly performing information technology sector boosted results.

Among the Fund’s individual holdings, the biggest detractors from the Fund’s annual results were FMC Technologies, Cognizant Technology Solutions and Shire, each of which generated negative returns. FMC Technologies, an energy industry technology provider, was negatively impacted by declining oil costs through most of the calendar year. Additionally, the company missed fourth quarter Wall Street consensus earnings driven by a one-time adjustment on a recent acquisition, causing its share price to decline. Information technology consultant Cognizant Technology Solutions detracted, reflecting a slowing demand for information technology software and services. Biopharmaceutical company Shire

76	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

detracted on competitive threats diminishing its growth outlook. We sold the Fund’s positions in Cognizant Technology Solutions and Shire during the annual period.

On the positive side, Visa, salesforce.com and Monsanto were top contributors to the Fund’s relative results. Visa, a global retail electronic payments company, had stronger than expected results in its international credit and debit card business. Cloud computing and customer relationship management company salesforce.com showed strength driven by movement to cloud-based software applications. Agricultural company Monsanto contributed strongly as it grew fiscal 2012 earnings 25% and reiterated mid-teen guidance for its 2013 growth.

Purchases and Sales Drove Fund Portfolio Changes

During the annual period, we initiated a Fund position in online commerce tool provider eBay based on its strong execution and on PayPal accelerating its overall profit growth. We established a position in investment manager BlackRock on best-in-class fundamentals and on what we considered to be its strong business model.

In addition to those sales already mentioned, we sold the Fund’s position in database software provider Oracle based on a slowing demand for information technology software and services.

From a sector perspective, the Fund’s exposures to consumer discretionary and health care increased and its allocations to energy and information technology decreased during the annual period. At the end of the annual period, the Fund remained significantly underweight consumer staples, more modestly underweight in information technology, overweighted in consumer discretionary and health care and relatively neutrally weighted in all other sectors of the Russell Index.

Looking Ahead

During the second quarter of 2012, we took steps to reduce the Fund’s exposure to near-term economic growth, while increasing its exposure to longer-term earnings growth. We maintained this position through year end. We continued to allocate to three categories of earnings growth we have established — quality cyclicals, consistent and newer faster.

At the end of the annual period, expected earnings per share growth for 2013 for the Fund’s portfolio remained at the high end of our typical range at 21%, well ahead of the Russell Index’s expected earnings per share growth for 2013 of 12%. As we look forward to 2013, we are optimistic about the prospects for the equity market and excited about an anticipated return to a more supportive alpha, or value, generating market environment.

Annual Report 2012	77

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Partners Small Cap Growth Fund

Performance Summary

>	Variable Portfolio – Partners Small Cap Growth Fund (the Fund) Class 2 shares rose 10.96% for the 12-month period ended December 31, 2012.

>	The Fund underperformed its benchmark, as represented by the Russell 2000 Growth Index, which increased 14.59% over the same period.

>

While the Fund generated double-digit absolute gains, its underperformance of the Russell 2000 Growth Index can be attributed to stock selection and sector allocation decisions by some of its managers.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	11.16	10.56
Class 2	05/07/10	10.96	10.27
Russell 2000 Growth Index		14.59	13.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

78	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Partners Small Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	79

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Partners Small Cap Growth Fund

Portfolio Management

Palisade Capital Management, L.L.C.

Sammy Oh

The London Company

Stephen Goddard, CFA

Jonathan Moody, CFA

J. Brian Campbell, CFA

Mark DeVaul, CFA, CPA

Thomas Megson

Wells Capital Management Incorporated

Joseph Eberhardy, CFA, CPA

Thomas Ognar, CFA

Bruce Olson, CFA

Top Ten Holdings (%) (at December 31, 2012)
NewMarket Corp.	2.2
Eaton Vance Corp.	1.9
Old Dominion Freight Line, Inc.	1.9
Cabela’s, Inc.	1.8
Albemarle Corp.	1.7
Pricesmart, Inc.	1.7
Corrections Corp. of America	1.7
Atwood Oceanics, Inc.	1.7
Service Corp. International	1.6
Genesee & Wyoming, Inc., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	97.1
Consumer Discretionary	14.5
Consumer Staples	4.5
Energy	6.4
Financials	12.3
Health Care	13.2
Industrials	17.6
Information Technology	21.5
Materials	7.1
Money Market Funds	2.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio – Partners Small Cap Growth Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. Effective November 19, 2012, Palisade Capital Management, L.L.C. (Palisade) replaced TCW Investment Management Company (TCW) as a sub-adviser. As of December 31, 2012, Palisade, London Company of Virginia, doing business as The London Company and Wells Capital Management Incorporated (Wells Capital Management) managed approximately 27%, 38% and 35% of the portfolio, respectively.

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 10.96%. The Fund underperformed its benchmark, the Russell 2000 Growth Index (Russell Index), which returned 14.59% over the same period. While the Fund generated double-digit absolute gains, its underperformance of the Russell Index can be attributed to stock selection and sector allocation decisions by some of its managers.

Equity Markets Proved Resilient in 2012

The London Company: Our portion of the Fund outperformed the Russell Index during the annual period. Overall, 2012 was resilient and provided U.S. equity investors with a strong year of double-digit returns virtually across the board. Unlike the past few years, there was no clear leader between the defensive and cyclical pockets of the market nor were there any discernible trends in terms of beta or market cap size that drove returns. (Beta is a measure of volatility in relation to the market as a whole.) The most notable distinction came from companies showing improvements in returns on capital. This development within the U.S. equity market proved a welcome tailwind for our portfolio of companies that commonly exhibit high returns on invested capital.

Within our small-cap strategy, both sector allocation and stock selection added value. More specifically, effective stock selection in the consumer discretionary, industrials, materials and energy sectors contributed most positively to our portion of the Fund’s results during the annual period. Overweighted positions in consumer discretionary and financials, two of the best performing sectors in the Russell Index during the annual period, and underweighted allocations to utilities and information technology, which were among the weakest sectors in the Russell Index during the annual period, also helped. Such positive contributors were only partially offset by the Fund’s overweighted position and stock selection in the lagging consumer staples sector, which hurt. An overweighted allocation to energy, the only sector in the Russell Index to post a negative return during the annual period, also detracted. Stock selection in financials and information technology hampered results as well. As a whole, we avoided major disasters and benefited from larger-weighted holdings performing well. Companies that earned solid returns on capital and generated excess free cash flow were generally rewarded.

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

The top performing individual positions in our portion of the Fund during the annual period were sporting goods retailer Cabela’s, private correctional and detention facilities firm Corrections Corp. of America and specialty chemicals company NewMarket. Cabela’s benefited from strong square foot expansion and increasing merchandise margins. The company’s earnings were solid, and there was good visibility going forward. Corrections Corp. of America rebounded from underperformance in 2011. Its returns in 2012 were driven by a potential reclassification to taxable real estate investment trust (“REIT”) status. NewMarket, which was a top performer in 2011, continued to execute and deliver solid returns in 2012. The supply/demand balance for its products remained favorable, keeping the company’s pricing power high. Also, NewMarket remained shareholder oriented, most recently issuing a $25 per share special dividend.

Conversely, positions in financial guarantee insurance company MBIA, multi-level direct selling personal care company Nu Skin Enterprises and diversified manufacturing company Tredegar disappointed. MBIA suffered from a legal overhang with Bank of America. Despite its complexity, we remained confident at the end of the annual period that MBIA’s true underlying value would be recognized once this issue passes. After performing well in 2011, Nu Skin Enterprises was perceived during 2012 as guilty by association from short-lived attacks on a peer with a similar business model. Our opinion about Nu Skin Enterprises did not change, and we remain optimistic about its prospects ahead. Tredegar’s shares fell but had little effect on total portfolio results.

Wells Capital Management: Our portion of the Fund underperformed the Russell Index during the annual period due to strong trends of value over growth coupled with stock selection challenges, particularly in information technology. Overall, 2012 proved to be a year of “Jekyll and Hyde” for many investors in the equity markets. The first quarter exemplified strong growth and corporate confidence, while the second quarter encompassed fear in the marketplace, rewarding value-driven investors over growth-oriented investors. Much like the first quarter, the third quarter produced strong results as a “risk on” sentiment re-emerged. Finally the fourth quarter generated relatively flat results for equity investors. The year concluded with a presidential election and congressional negotiations over what became known as the “fiscal cliff.” Scheduled tax hikes, which were expected to have a negative impact on most Americans, were ultimately averted with a compromise. Despite coming to an agreement, many issues, such as the U.S. debt ceiling, were postponed and left for a new Congress to address in 2013. When growth-oriented equities outperformed value-oriented equities, our strategy performed well. However, for the annual period as a whole, value-oriented stocks performed better, and thus our strategy lagged.

From a sector perspective, overweighted allocations to and stock selection within the information technology and consumer discretionary sectors detracted most from our portion of the Fund’s results during the annual period. Such detractors were partially offset by effective stock selection and modestly underweighted positions in the industrials, consumer staples and financials sectors, which buoyed performance.

The greatest individual detractors from our portion of the Fund’s performance during the annual period were LogMeIn, Synchronoss Technologies and NxStage Medical. LogMeIn, a cloud-based remote access services company, delivered disappointing results in the middle of the year. Weakening fundamentals, coupled with patent litigation, forced us to question the sustainability of the company’s growth profile. This, in turn, compelled us to sell the Fund’s position in the stock,

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Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

as its attributes no longer met our rigid discipline. Synchronoss Technologies, a company that provides activations for mobile phones, endured pricing pressure, as one of its largest customers experienced a decline in activations. Our expectation is that growth with other carriers should reignite robust revenue and earnings growth for the company in the future. NxStage Medical, a company that designs medical devices for the treatment of kidney failure, suffered share price compression as concerns over reimbursement issues frustrated investors. Nevertheless, we believe the market under-appreciated the company’s position in the underpenetrated home dialysis market, and thus we continued to hold the stock within our portion of the Fund at the end of 2012.

Conversely, the strongest relative contributors to our portion of the Fund’s results were OnAssignment, SolarWinds and Kenexa (position eliminated). Staffing company OnAssignment beat many analyst expectations and delivered robust earnings growth throughout the year. SolarWinds and Kenexa each surprised investors with strong earnings. Indeed, SolarWinds, an information technology software company, surprised analysts by producing solid revenue and earnings growth in 2012. Kenexa, a software service company, was acquired by IBM for a substantial premium late in the year.

TCW: Our portion of the Fund underperformed the Russell Index during the period from January 1, 2012 through November 16, 2012 due primarily to weak stock selection in the consumer discretionary, health care and materials sectors. These detractors more than offset effective stock selection in the consumer staples, industrials and energy sectors, which contributed positively. Positioning in energy helped modestly as well.

The biggest individual detractors from our portion of the Fund’s results were Green Dot, MakeMyTrip.com and Lufkin Industries (position eliminated). Green Dot’s exclusive distribution arrangements with most of the major retailers had positioned the company with a formidable competitive advantage and a sizable lead as the largest provider of reloadable prepaid debit cards in the U.S. The company announced during the second quarter that the exclusivity of its retail contracts had been questioned by its retail partners, impairing its business model. We sold the Fund’s position in Green Dot. MakeMyTrip is a leading online travel company in India. We liquidated the Fund’s position in the company because it is facing multiple headwinds, as the demand environment was recently impacted by a cut in capacity and higher airline prices. Lufkin Industries is an oilfield services and equipment holding, whose shares declined over the summer due to declining margins.

On the positive side, positions in Human Genome Sciences, Cavium and United Natural Foods were top contributors to our portion of the Fund’s results, each posting gains during the annual period. Biotechnology company Human Genome Sciences was acquired by GlaxoSmithKline in July, and we sold the Fund’s position following the acquisition. Shares of semiconductor company Cavium rose on the back of a strong earnings report over the summer. Food distributor United Natural Foods benefited from greater adoption of organic food by the masses.

Palisade: Our portion of the Fund outperformed the Russell Index during the period from November 19, 2012 through December 31, 2012 due primarily to effective stock selection. That said, despite the strong overall performance of the equity market, it was a tough environment for growth managers, as lower growth and lower price/earnings ratio stocks performed best during the fourth quarter. Also, the market was volatile as the U.S. approached the then-looming fiscal cliff but soared as a deal was made on December 31.

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

More specifically, our portion of the Fund benefited from effective stock selection in the health care and information technology sectors. Underweight allocations to the lagging consumer staples and energy sectors and an overweight exposure to the strongly performing industrials sector also proved beneficial. Partially offsetting these positive contributors were the detracting effects of weaker stock selection in the industrials and energy sectors. Both an underweighted position and stock selection in materials also hurt.

The top individual contributors to our portion of the Fund’s results were Mellanox Technologies, Acadia Healthcare and Kenexa. Mellanox Technologies is the emerging leader in high-performance interconnects for data centers. It benefited from strong cloud-related demand and a promising product cycle. It also beat and raised estimates for two consecutive quarters. We took the profit and sold out of this position. Acadia Healthcare is an operator of psychiatric facilities that showed strength as the company made accretive acquisitions. Kenexa, as mentioned in Wells Capital Management’s discussion, was acquired by IBM, and we subsequently sold out of the holding.

The biggest detractors from our portion of the Fund’s relative performance were Forest Oil, CEVA and Acme Packet. Shares of oil and gas exploration and production company Forest Oil declined on a slowdown in production with higher leverage than its peers. We sold the position. Semiconductor company CEVA struggled amidst weakness in mobile handset sales. Still, at the end of the year, we believed CEVA’s long-term outlook remained strong, as its license pipeline remained near record levels. Acme Packet, which provides session border controllers for Internet service providers, experienced weak demand for its business in North America. We sold the position.

Purchases and Sales Drove Fund Changes

The London Company: Among the names purchased in our portion of the Fund during the annual period were aviation and marine fuel services provider World Fuel Services, active outdoor apparel manufacturer Columbia Sportswear, specialty chemicals company Kraton Performance Polymers and auction dealer Ritchie Bros Auctioneers. World Fuel Services is an asset-light logistics business connecting buyers and sellers on a global scale. In our view, industry dynamics were favorable with major integrated oil companies leaving the industry with no large-scale, global provider filling the void. We believe the company has a strong balance sheet and generates attractive returns on tangible capital. Columbia Sportswear is a manufacturer of branded apparel with, at the time of our purchase, a net cash position equaling approximately $7 per share and with shares trading at about a 12% earnings yield. The company is essentially a family-run business, and we believe it could be an attractive takeover candidate given its valuation and the fact that a large block of stock is owned by one shareholder. Kraton Performance Polymers has a leading position in styrenic block copolymers, which are chemicals that give plastics unique qualities, such as softness and stretch. The company’s products represent a small percent of its customer’s products’ cost but typically convey properties important to those products. As a result, the company has good pricing power. At the time of purchase, we believe its stock was trading well below its private market value. Ritchie Bros. Auctioneers is the largest auctioneer of used agriculture and industrial equipment. We believe the current plant and equipment environment could support a business two to three times as large as the company’s current business. Since the company takes on little inventory risk, it generates attractive returns on capital, which we believe should increase as the network effect

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

takes hold. Finally, we believe the company’s real estate is worth more than what is stated on its balance sheet, which could help protect any downside.

We sold our portion of the Fund’s positions in office furnishings manufacturer Knoll, apartment REIT UDR and medical supplies distributor Owens & Minor, each for company-specific reasons, and we exited its position in pipeline transportation and energy storage company Kinder Morgan due to market cap restrictions during the annual period. There were no major shifts in sector allocation within our portion of the Fund during the annual period. Given our longer time horizon and low turnover, our portfolio positioning does not change that often. We remained focused on bottom-up analysis and understanding the downside risk to our portion of the Fund’s positions.

At the end of the annual period, our portion of the Fund was overweight relative to the Russell Index in the consumer staples and materials sectors and was underweight compared to the Russell Index in the health care and information technology sectors.

Wells Capital Management: Using our time-tested investment discipline, we take positions in companies where we find robust revenue, earnings and cash flow growth and where we feel that growth is sustainable. Specifically, then, we compare our expectations to the market’s expectations and look where there is a difference in those expectations. Where the gap is positive, we may initiate a position. We monitor the expectations and tend to add more when the gap in expectations widens and trim or sell when the gap narrows. For example, during the annual period, we traded several positions based on adherence to our process. These included Align Technology, a fast-growing company offering improved orthodontic solutions for a broad end market; Endologix, a medical technology company specializing in less invasive surgical tools used in the repair of abdominal aortic aneurysms; and Jazz Pharmaceuticals, a specialty pharmaceutical company targeting sleep disorders.

In addition to the sale of LogMeIn, already mentioned, we sold the Fund’s position in Scientific Games, a global supplier of lottery and gaming solutions, due to repeated earnings disappointments. We also eliminated the Fund’s position in Tractor Supply as it no longer met our market capitalization parameters. Any sector weighting changes are strictly a reflection of our bottom-up process.

At year-end 2012, our portion of the Fund was most overweight relative to the Russell Index in the information technology and consumer discretionary sectors and was most underweight relative to the Russell Index in the industrials, consumer staples, financials, energy and materials sectors. Our portion of the Fund was rather neutrally weighted to the Russell Index in health care at the end of the annual period.

TCW: Among the names purchased in our portion of the Fund during the period from January 1, 2012 through November 16, 2012 were information technology companies Qualys (position eliminated) and Infoblox and health care company Incyte (position eliminated). Qualys is a software as a service security vendor that recently completed an Initial Public Offering (IPO). We purchased the holding on the IPO because we believe the direction of future security offerings will likely trend toward companies able to provide easy to implement and scalable cloud architectures, such as Qualys. Infoblox provides solutions to help automate the provision, configuration and management of network functions. It differentiates its solutions from that of its competitors by being the only vendor to have two complex capabilities, known as DDI and NCCM, integrated into one platform. We

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

believe demand for its products will grow over the long term as enterprise network structures become more complicated by virtual servers and cloud computing as well as by incremental devices in enterprise networks and more.

In addition to our sales of Human Genome Sciences and Green Dot, already mentioned, we sold our portion of the Fund’s position in information technology company Jive Software. We sold the stock due to concerns about the sustainability of the company’s growth rate in the face of competition from Microsoft following its acquisition of Yammer, especially given the company’s valuations.

Our investment strategy emphasizes bottom-up stock selection, so our portion of the Fund’s sector weightings are typically the result of where we are finding the best ideas with the most attractive valuations. That said, our portion of the Fund’s sector weightings in consumer discretionary, consumer staples, financials, telecommunication services and information technology decreased from January 1, 2012 through November 16, 2012, and its exposures to industrials, health care, energy and materials increased. On November 16, 2012, our portion of the Fund was overweight relative to the Russell Index in information technology, energy and materials and was underweight relative to the Russell Index in industrials, consumer discretionary, financials and health care.

Palisade: Since assuming management for a portion of the Fund effective November 16, 2012, we initiated positions in Eloqua, Restoration Hardware and OnAssignment. Eloqua is a leading software service vendor in the relatively nascent category of business-to-business market automation. Its integrated solution enables customers to automate, monitor and measure marketing and sales initiatives. We believe that based on its competitive strengths and deep relationships with key partners, Eloqua should be able to grow faster than its peers over the next several years. Longer term, we believe that marketing automation vendors such as Eloqua may represent attractive acquisition targets for larger enterprise software vendors. Restoration Hardware is a retailer of luxury home furnishings in the U.S. Over the last five years, the company has begun transforming itself from a retailer of collectibles and decorative items to a leading home furnishing brand. In November 2012, the company completed its IPO process. It currently operates 85 stores. In our view, the rollout of new products and categories, favorable customer demographics and expansion of design galleries and stores should allow Restoration Hardware to strongly grow earnings over the next several years. OnAssignment, mentioned previously in Wells Capital Management’s discussion, is a highly skilled, mission-critical professional staffing firm. Its focus is on skills in short supply in the health care, information technology, scientific and engineering industries. We believe its prospects for growth are quite favorable.

In addition to those sales already mentioned, we sold the Fund’s positions in Bazaarvoice and EZchip Semiconductor. We sold Bazaarvoice, as the Internet applications software company made a series of large investments during the fourth quarter that delayed, in our view, its path to profitability. The announced leadership changes also added to the company’s risk profile. We sold the Fund’s position in EZchip Semiconductor as its stock was nearing our price target.

Given that we assumed management of a portion of the Fund effective November 16, 2012, we did not make any significant changes in sector allocation through year end, though we did modestly reduce exposure to the consumer discretionary sector. At the end of 2012, our portion of the Fund was overweight relative to the Russell Index in information technology, industrials and energy. On

Annual Report 2012	85

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012, our portion of the Fund was most underweight relative to the Russell Index in consumer staples, health care, materials and telecommunication services and was rather neutrally weighted compared to the Russell Index in consumer discretionary, utilities and financials.

Looking Ahead

The London Company: As contrarians, we gain confidence from news headlines that are more bearish than bullish. It is always easier to see what could go wrong than what could go right. While we expect volatility to stay elevated from the drama of further Congressional blustering and upcoming debates on the debt ceiling, sequestration and entitlement reforms, we were, at the end of the annual period, optimistic that the U.S. equity market would continue to work its way higher. In our view, it is not what we know that scares the market, it is what we don’t know. Domestic economic data has been surprisingly good, and global central bankers have been doing “whatever it takes” to avoid deflation, keep interest rates low and push money into riskier assets. As visibility improves, we believe confidence is likely to increase, potentially boosting merger and acquisition activity, capital investment and overall equity valuations. As always and regardless of market conditions, our primary focus remains on seeking downside protection and providing above-average returns with less risk over time.

Wells Capital Management: We intend to continue pursuing what we consider to be the most attractive risk/reward opportunities that meet our bottom-up criteria of robust sales and earnings growth and sustainable business models, where that growth is underappreciated by the markets. Additionally, we will seek to ensure that stock selection, rather than any specific economic biases, is the primary driver of performance.

Palisade: We do not take a top-down or macroeconomic view. Rather, our portion of the Fund’s portfolio is built completely from the bottom up, based on opportunities we may uncover.

86	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Performance Summary

>	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 shares gained 2.05% for the 12-month period ended December 31, 2012.

>	The Fund underperformed the 2.59% increase of its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, during the same period.

>

The Fund’s underperformance can be attributed primarily to an underweighted allocation to FHLMC (Freddie Mac) mortgage-backed securities, which outperformed the Barclays U.S. Mortgage-Backed Securities Index for the year.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	2.32	4.36
Class 2	05/07/10	2.05	4.09
Barclays U.S. Mortgage-Backed Securities Index		2.59	4.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – PIMCO Mortgage-Backed Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 2.05%. The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index (Barclays Index), which rose 2.59% over the same period. The Fund’s underperformance can be attributed primarily to an underweighted allocation to FHLMC (Freddie Mac) mortgage-backed securities, which outperformed the Barclays Index for the year.

Supportive Supply/Demand Factors

The first quarter of 2012 was a strong one for the mortgage market overall. Mortgage-backed securities (MBS) outperformed comparable-duration U.S. Treasuries. Agency MBS were heavily influenced by policy-related developments, beginning with the State of the Union address in January. President Obama unveiled a new housing plan to provide additional support to the housing market, which included expanding credit availability to both agency and non-agency mortgage borrowers to increase refinancing activity. In addition, investors focused on the implementation of HARP 2.0 and the ongoing possibility of a third round of quantitative easing from the Federal Reserve (the Fed), which would likely target agency MBS. (HARP is the Home Affordable Refinance Program made available to homeowners who have a good and solid payment history on an existing mortgage owned by FNMA (Fannie Mae) and Freddie Mac. Under this program, a homeowner who is in good standing with timely mortgage payments, but unable to refinance to a lower interest rate because of a decrease in home value, would be eligible to refinance their loan to take advantage of today’s lower mortgage rates.) Commercial mortgage-backed securities (CMBS) and non-agency MBS performed particularly well, as risk markets generally rallied as investors sought higher yields.

Agency MBS underperformed comparable-duration U.S. Treasuries during the second quarter, as renewed fears regarding the sovereign debt situation in Europe sent the yield on the 10-year U.S. Treasury down significantly. MBS failed to keep pace with the rally in the U.S. Treasury market, as record low mortgage rates and increasing efficiency of government and refinancing initiatives resulted in elevated prepayment fears. However, the Fed’s June 20th announcement regarding the extension of its Operation Twist program provided a late quarter boost to MBS performance, as the program was expected to continue to suppress volatility at the long-term end of the yield curve through the end of 2012. Non-agency MBS continued to benefit from positive supply factors, signs a bottom in home prices was growing nearer and attractive relative value. Despite ongoing dysfunction in Europe, non-agency MBS prices were flat to slightly higher over the second quarter.

The performance of agency MBS during the third quarter was driven largely by speculation regarding the timing, size and likelihood of additional Fed purchases of agency MBS. In addition, strong demand from the growing mortgage real estate investment trust (REIT) sector, especially in July, helped drive MBS spreads, or

Portfolio Management

Pacific Investment Management Company LLC

Scott Simon

Effective February 8, 2013 the portfolio managers responsible for the Fund’s day-to-day management are Michael Cudzil and Daniel Hyman.

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	1.3
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	1.2
Residential Mortgage-Backed Securities — Agency	82.9
Residential Mortgage-Backed Securities — Non-Agency	2.4
Repurchase Agreements	12.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2012)
AAA rating	98.4
AA rating	0.2
A rating	0.3
BBB rating	0.4
Non-investment grade	0.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

yield differentials between MBS and U.S. Treasuries, tighter. On September 13, the Fed announced its third round of quantitative easing, dubbed QE3, consisting of $40 billion in monthly purchases of lower origination coupon MBS for an indefinite period of time. While the QE3 announcement was not unexpected, the size and term of the program surprised to the upside, resulting in agency MBS spreads compressing to all-time tight levels. Overall, MBS with lower coupons outperformed MBS with higher coupons during the quarter. Non-agency MBS continued to benefit from positive supply factors, investors’ ongoing search for yield and signs of a recovery in the U.S. housing market.

Agency MBS underperformed like-duration U.S. Treasuries in the fourth quarter of 2012. Such underperformance was driven by an increase in prepayment speeds coupled with profit taking following the Fed’s announcement of QE3. While the sector overall lagged, volatility remained in relative valuations between coupons, as lower origination coupons fared better amid the Fed’s support. CMBS and non-agency MBS performed strongly for the quarter and for the year as limited supply, strong investor appetite for higher yielding assets and signs of a bottom in housing fueled demand.

Underweight to Freddie Mac MBS Detracted from Fund Performance

The Fund underperformed the Barclays Index during the annual period due primarily to its underweighted allocation to Freddie Mac MBS, as Freddie Mac MBS outperformed the Barclays Index for the year.

To a lesser degree, duration positioning also detracted. During the annual period, the Fund mostly maintained a slightly shorter duration than that of the Barclays Index. This hurt, albeit only modestly, as yields on the 10-year U.S. Treasury declined 12 basis points during the year. (A basis point is 1/100th of percentage point.) Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Exposure to CMBS and Non-Agency MBS Boosted Fund Results

On the positive side, exposure to CMBS boosted the Fund’s relative results, as CMBS performed well amid positive supply factors and investor demand for high quality spread, or non-U.S. Treasury, sectors within the fixed income market. Holdings of non-agency MBS also added value, as this market segment benefited during the annual period from positive supply factors and signs of a housing recovery.

The Fund had a neutral yield curve positioning relative to the Barclays Index during the annual period, and thus yield curve positioning had no material impact on its results. Here, yield curve refers to the spectrum of maturities within the mortgage-backed securities sector.

Shifting Market Conditions Drove Fund Portfolio Changes

As market conditions shifted during the annual period, we increased the Fund’s exposure to non-agency MBS and to GNMA (Ginnie Mae) MBS on a market value basis. We reduced the Fund’s exposure to Freddie Mac MBS, CMBS and Fannie Mae MBS. With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 1,142%.*

At the end of the annual period, the Fund was overweight relative to the Barclays Index in Fannie Mae MBS and Ginnie Mae MBS and was underweight relative to

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Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

the Barclays Index in Freddie Mac MBS. The Fund also had exposure to CMBS and non-agency MBS at the end of the annual period.

Looking Ahead

At the end of the annual period, we expected the global economy to grow at a real rate of 1.5% to 2.0% in 2013, representing a slowdown from the 2.2% pace of growth seen in 2012. Real growth, in our view, may well be moderated by efforts to resolve debt overhangs through fiscal restraint, as evidenced by the slowing in corporate profits, capital expenditures and global trade. Simultaneously, we expect inflation to decrease in the near term. We believe households will continue to delever their balance sheets, while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the ongoing resolve of central banks. The balance of these forces, we believe, will determine if economic growth has slowed to stall speed or if a coordinated global slowdown can be averted.

The negative effects of austerity measures implemented throughout the Eurozone and the U.K. are reflected in the weak growth numbers within the region and demonstrate recessions already underway. Mixed economic data and the unending hope for further stimulus in the U.S. and other developed and emerging market economies allowed for cautious optimism and tempered market volatility in the second half of 2012. However, in our view, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective in delivering real outcomes. Further, it appears to us that financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

As for the MBS market, we viewed agency MBS at the end of the annual period as fully priced due to ongoing central bank interventions. Thus, we currently expect to look to reduce the Fund’s exposure to agency MBS to a more benchmark-neutral position over the near term. While recognizing that the new Fed program will likely continue to disrupt absolute valuations within the mortgage market over the cyclical horizon, we intend to continue to seek to take advantage of relative value opportunities across mortgage coupons. We currently plan to hold Fund exposure to non-agency MBS and CMBS that have senior positions in the capital structure and that we believe are a source of attractive yield.

*A significant portion of the turnover was the result of rolling mortgage TBA securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments. A mortgage TBA (to be announced) security is an agreement to buy or sell a pool of mortgages at a specified future settlement date, often 1 to 2 months forward. TBA pools are “To Be Announced” because they are not specified at the time of the agreement. However, these pools have a specified maturity, coupon and issuer. The TBA market is extremely liquid, and TBA’s are one of the most efficient mechanisms to gain MBS exposure.

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Variable Portfolio Funds

Performance Overview

Variable Portfolio – Pyramis® International Equity Fund

Performance Summary

>	Variable Portfolio – Pyramis® International Equity Fund (the Fund) Class 2 shares rose 20.59% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which increased 17.32% over the same period.

>

The Fund outperformed the MSCI EAFE Index due primarily to effective stock selection in the financials, consumer discretionary and telecommunication services sectors and an underweight in utilities, which more than offset weaker stock selection in the energy sector.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	20.92	8.04
Class 2	05/07/10	20.59	7.72
MSCI EAFE Index (Net)		17.32	8.66

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

92	Annual Report 2012

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Pyramis® International Equity Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012	93

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Pyramis® International Equity Fund

Portfolio Management

Pyramis Global Advisors, LLC

Cesar Hernandez, CFA

Top Ten Holdings (%) (at December 31, 2012)
Nestlé SA, Registered Shares (Switzerland)	2.6
Sanofi (France)	2.0
Royal Dutch Shell PLC, Class A (Netherlands)	1.6
BHP Billiton PLC (United Kingdom)	1.5
HSBC Holdings PLC (United Kingdom)	1.5
Commonwealth Bank of Australia (Australia)	1.4
British American Tobacco PLC (United Kingdom)	1.3
Australia and New Zealand Banking Group Ltd. (Australia)	1.3
Vodafone Group PLC (United Kingdom)	1.3
Toyota Motor Corp. (Japan)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2012)
Australia	8.5
Austria	0.3
Belgium	1.9
Bermuda	0.1
Denmark	1.8
Finland	0.2
France	10.6
Germany	7.6
Hong Kong	3.1
Ireland	0.3
Israel	0.2
Italy	2.3
Japan	19.5
Jersey	0.2
Netherlands	4.3
New Zealand	0.2
Norway	1.1
Papua New Guinea	0.1
Singapore	1.7
Spain	2.5

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares returned 20.59%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 17.32% over the same period. The Fund outperformed the benchmark due primarily to effective stock selection in the financials, consumer discretionary and telecommunication services sectors and an underweight in utilities, which more than offset weaker stock selection in the energy sector.

International Equity Markets Enjoyed Strongest Performance Since 2009

Non-U.S. equity markets performed strongly in 2012, with the MSCI EAFE Index (Net) posting its best overall performance since the market rebound of 2009. That said, international equity markets struggled toward the early part of the year, generating negative returns from March through May. Subsequently, however, sentiment improved and the international equity markets saw seven consecutive months of positive returns. Emerging equity markets modestly outperformed developed markets during the annual period.

Major market-moving themes during 2012 included central bank policy and the surrounding government politics. In Europe, the sovereign debt travails of Greece continued, but gradually moved off the front pages as a partial debt restructuring proceeded in relatively orderly fashion during the first quarter. More broadly in Europe, government authorities moved to solidify the European Union. Measures included a second round of Long Term Refinancing Operations (LTRO) in February, and an open market transaction bond-buying program by the European Central Bank during the third quarter. These and other measures were credited with reducing systemic risk among European banks. In Japan, exporters and financials were helped as the yen moved lower in part due to dovish monetary policy comments by new Prime Minister Shinzo Abe wherein he signaled a commitment to stimulate inflation. Politics and policy in the U.S. also had a global impact. Some of the key events included the U.S. Federal Reserve’s announcement of open-ended quantitative easing during the third quarter, the re-election of President Obama and the drama surrounding the U.S. fiscal cliff resolution, the latter of which seeped into equity markets on the last day of the year.

On a country basis, in local currency terms, notable outperformers of the MSCI EAFE Index (Net) for the annual period as a whole were Germany, India and Hong Kong. Notable lagging performers were Spain, Canada, Russia and Brazil.

On a sector basis, financials and consumer discretionary provided the best annual returns, while energy, telecommunication services and utilities trailed the market.

94	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Pyramis® International Equity Fund

Sector Allocation and Stock Selection Overall Boosted Fund Performance

The Fund outperformed the benchmark due primarily to effective stock selection in the financials, consumer discretionary and telecommunication services sectors and an underweight in utilities, which more than offset weaker stock selection in the energy sector. From a country perspective, security selection in France, Japan and Spain contributed most positively to relative performance during the annual period. Security selection in Sweden, Italy and the U.K. were the biggest detractors. As is the case with sector allocation, country allocations are strictly the residual of stock selection. That said there were no major contributors or detractors from a country allocation perspective during the annual period.

In the financials sector, overweighted positions in a number of European banks, including Barclays, BNP Paribas and KBC Groupe, were among the Fund’s most significant contributors. Shares of European banks rallied during the annual period, as concerns about the European sovereign debt crisis eased and the European Central Bank pledged to preserve the euro. In the consumer discretionary sector, overweight positions in automaker Volkswagen and gaming company Sands China were among the Fund’s best performers. Volkswagen’s shares rose, as the company posted strong quarterly results through the annual period, driven by strong demand for its flagship Volkswagen brand. Shares of Sands China rose, as the company posted strong first-quarter and third-quarter earnings, driven by solid growth in its VIP gaming segment. Among individual holdings, an underweight position in telecommunication services provider Telefonica was among the Fund’s biggest contributors, as its shares declined after the company announced disappointing second-quarter and third-quarter earnings, driven by declining margins in its Latin American segment and weak results in Spain and Europe.

Conversely, an overweight position in oil services provider Saipem of the energy sector was among the biggest detractors from the Fund’s relative results during the annual period. Saipem’s shares declined, as the company posted disappointing first-quarter and third-quarter earnings, driven largely by lower onshore margins and drilling downtime in the company’s offshore segment. Among individual holdings, an underweight position in brewer Anheuser-Busch InBev detracted from the Fund’s relative results. Shares of Anheuser-Busch InBev rose amid favorable investor sentiment following reports the company was acquiring Mexican brewer Grupo Modelo for $20 billion. Prior to the transaction, Anheuser-Busch InBev had owned slightly more than 50% of Grupo Modelo.

Stock Selection Drove Portfolio Positioning

Consistent with our investment approach, there were no meaningful shifts in sector or country weightings during the annual period, as we seek to have similar characteristics to the MSCI EAFE Index within the Fund’s portfolio. Indeed, as of December 31, 2012, the Fund maintained similar country and sector weightings as the MSCI EAFE Index (Net). That said, active stock selection resulted in modest overweights relative to the benchmark in consumer discretionary and information technology at the end of 2012 and modest underweights relative to the benchmark in financials, materials and industrials.

Country Breakdown (%) (continued) (at December 31, 2012)
Supra-National	0.1
Sweden	2.7
Switzerland	8.2
United Kingdom	20.4
United States(a)	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Industry	Percentage of Net Assets (%)

Aerospace & Defense	0.9
Auto Components	1.0
Automobiles	4.0
Beverages	1.5
Biotechnology	1.7
Building Products	1.1
Capital Markets	2.2
Chemicals	4.2
Commercial Banks	13.6
Commercial Services & Supplies	0.1
Computers & Peripherals	0.4
Construction & Engineering	0.5
Construction Materials	0.6
Consumer Finance	0.1
Diversified Financial Services	0.6
Diversified Telecommunication Services	2.4
Electric Utilities	2.1
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	1.3
Energy Equipment & Services	1.2
Food & Staples Retailing	1.1
Food Products	4.3
Gas Utilities	0.3
Health Care Equipment & Supplies	0.5
Hotels, Restaurants & Leisure	0.9
Household Durables	0.1
Household Products	0.5
Industrial Conglomerates	0.3
Insurance	4.5
Internet & Catalog Retail	0.2

Annual Report 2012	95

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Pyramis® International Equity Fund

Summary of Investments in Securities by Industry (%) (continued) (at December 31, 2012)
Industry	Percentage of Net Assets (%)

Internet Software & Services	0.2
IT Services	0.5
Machinery	2.8
Marine	0.5
Media	1.9
Metals & Mining	4.2
Multiline Retail	0.8
Multi-Utilities	1.5
Office Electronics	0.6
Oil, Gas & Consumable Fuels	6.6
Personal Products	0.8
Pharmaceuticals	7.0
Professional Services	1.0
Real Estate Investment Trusts (REITs)	1.2
Real Estate Management & Development	1.7
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	0.8
Software	1.2
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	1.5
Tobacco	2.8
Trading Companies & Distributors	1.9
Transportation Infrastructure	0.7
Wireless Telecommunication Services	2.1
Money Market Funds	2.1
Total	99.9

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Looking Ahead

Going forward, we expect the Fund’s portfolio to continue to be a pure play on our research, combining active stock selection with quantitative risk controls. We continue to seek to add value by choosing what we consider to be attractive individual stocks while mitigating relative volatility and risk. We presently expect the Fund to continue to have similar characteristics as the benchmark on a country and sector level.

96	Annual Report 2012

Variable Portfolio Funds

Performance Overview

Variable Portfolio – Wells Fargo Short Duration Government Fund

Performance Summary

>	Variable Portfolio – Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares gained 1.76% for the 12-month period ended December 31, 2012.

>	The Fund outperformed its benchmark, the Barclays U.S. 1-3 Year Government Bond Index, which gained 0.51% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective issue selection within and sector allocation to non-U.S. Treasury sectors.

Average Annual Total Returns (%) (for period ended December 31, 2012)
	Inception	1 Year	Life
Class 1	05/07/10	2.01	2.31
Class 2	05/07/10	1.76	2.05
Barclays U.S. 1-3 Year Government Bond Index		0.51	1.22

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012	97

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

98	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Wells Fargo Short Duration Government Fund

As of December 31, 2012, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2012, the Fund’s Class 2 shares gained 1.76%. The Fund outperformed its benchmark, the Barclays U.S. 1-3 Year Government Bond Index (Barclays Index), which rose 0.51% over the same period. The Fund’s outperformance can be attributed primarily to effective issue selection within and sector allocation to non-U.S. Treasury sectors.

Non-U.S. Treasury Sectors Outperformed Despite Elevated Volatility

The year 2012 began with strong outperformance of non-U.S. Treasury fixed income sectors over U.S. Treasuries, as prompted by European Central Bank (ECB) liquidity operations, stronger than expected U.S. employment data and prospects for further rounds of quantitative easing. Sentiment shifted a bit in the second quarter with uncertainty around recovery in the U.S. and progress in Europe. Macroeconomic data in the U.S. and China also disappointed, and ongoing uncertainty in peripheral European sovereigns, particularly the lack of concrete details around plans to mitigate risk, weighed on investor sentiment. Market sentiment shifted back to a “risk on” one during the third quarter, most notably driven by central bank stimulus measures in both the U.S. and Europe. In Europe, the ECB announced its Outright Monetary Transactions (OMT) program, which committed to the purchase of troubled euro-area sovereign bonds, without limit, subject to certain austerity conditions being met. Not to be outdone, the U.S. Federal Reserve (the Fed) embarked on yet another attempt at reviving economic growth by expanding the U.S. monetary base. The Fed stated it would expand its holdings of long-term securities with open-ended purchases of $40 billion per month of mortgage debt in a third round of quantitative easing, dubbed QE3, as it sought to boost economic growth and reduce unemployment. Supply and demand factors remained supportive of non-U.S. Treasury fixed income sectors during the fourth quarter, particularly accommodative monetary policy, muted supply in structured products, global demand for non-U.S. Treasury products, and attractive valuations. However, the lack of clarity on U.S. fiscal cliff negotiations created some uncertainty and thus weaker performance heading into year end.

In all, it was an extraordinary year for non-U.S. Treasury fixed income sectors. Commercial mortgage-backed securities (CMBS) were the star performers in 2012, benefiting from improving fundamentals, attractive valuations and positive technicals. Credit, or the corporate bond sector, also was a strong performer, as encouraging U.S. macroeconomic data, reduced European tail risk concerns and strong investor demand in a low yield environment, caused spreads, or yield differentials between these securities and U.S. Treasuries, to tighten. Agency mortgage-backed securities also outperformed the Barclays Index, as Fed buying created a favorable supply/demand technical backdrop. Lower volatility also provided a boost to valuations of mortgage-backed securities.

U.S. Treasury rates, on the other hand, began and ended 2012 virtually unchanged. Two-year U.S. Treasury yields spent the majority of the year in a very tight trading range of 0.22% to 0.30% with the exception of late in the first quarter when rates

Portfolio Management

Wells Capital Management Incorporated

Thomas O’Connor, CFA

Troy Ludgood

Portfolio Breakdown (%) (at December 31, 2012)
Asset-Backed Securities — Non-Agency	9.7
Commercial Mortgage-Backed Securities — Agency	0.3
Commercial Mortgage-Backed Securities — Non-Agency	4.2
Corporate Bonds & Notes	0.5
Foreign Government Obligations	1.1
Residential Mortgage-Backed Securities — Agency	52.2
U.S. Government & Agency Obligations	5.7
U.S. Treasury Obligations	23.9
Money Market Funds	2.4
Total	100.0

Percentages indicated are based upon total investments . The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2012)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings for S&P or Moody’s. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	99

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

temporarily reached 0.39% due to stronger than anticipated economic data. For the year as a whole, two-year U.S. Treasury yields remained basically unchanged. Five-year through ten-year U.S. Treasury yields declined slightly year over year. In turn, the U.S. Treasury yield curve flattened very slightly during the annual period, meaning the differential in yields between shorter-term and longer-term maturities narrowed modestly.

Positioning within Non-U.S. Treasury Sectors Boosted Fund Results

The Fund outperformed the Barclays Index during the annual period with security selection in agency mortgage-backed securities, CMBS and asset-backed securities — and overweight allocations to each of these sectors — contributing most. There were no meaningful detractors from the Fund’s performance during 2012.

More specifically, in its security selection strategy, our team focuses on a bottom-up investment process, relative value trading and comprehensive risk management. Our investment process marries fundamental research with relative value trading expertise, tempered by the team’s proprietary risk management system. Every bond in the Fund’s portfolio must go through the bottom-up research process and must be trading at a level to compensate shareholders adequately for its risks. We believe our team is nimble and decisive, continually monitoring and re-evaluating both the fundamentals and the spread levels of portfolio securities and not hesitating to adjust when targets are reached or conditions change. (Spread refers to the differential in yield between securities or between a particular sector and comparable-duration U.S. Treasuries.)

Yield curve positioning benefited relative results during the annual period, albeit modestly. The Fund was overweight the five-year segment of the U.S. Treasury yield curve and underweight the two-year segment of the U.S. Treasury yield curve. This positioning added value as longer-term rates rallied more than shorter-term rates during the period.

Duration positioning had a rather neutral impact on performance during the annual period, as we kept the Fund’s duration neutral to that of the Barclays Index throughout 2012. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Shifting Market Conditions Drove Fund Portfolio Changes

In the agency mortgage-backed securities sector, spreads tightened throughout the annual period — first on expectations of QE3 and then with the Fed’s September announcement of the open-ended purchase program. Still, spreads remained volatile, enabling us to find relative value opportunities in specified pools, collateralized mortgage obligations (CMOs) and agency adjustable-rate mortgages (ARMs). We added call-protected, high coupon 30-year pools and found several relative value opportunities in high loan-to-value (LTV) pools throughout the year. Amongst ARMs, we reduced the Fund’s overweight to higher coupon 10/1, or 10-year, pools and increased its positions in lower coupon Making Home Affordable (MHA) program ARMs. (The Making Home Affordable program was designed to aid approximately seven to nine million eligible homeowners by lowering their monthly mortgage payments to a more manageable level. Making Home Affordable is ultimately designed to stabilize the housing market and prevent foreclosures. The reduction in payments may be accomplished either through refinancing or modification of the existing mortgage.) We also reduced the Fund’s overweight to agency CMOs, as domestic banks drove those spreads to what we considered to be rich levels.

100	Annual Report 2012

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

We maintained the Fund’s overweighted allocation to CMBS and to asset-backed securities throughout the annual period, although we reduced the Fund’s CMBS overweight as the year progressed on strong performance. Within the CMBS sector, we found what we believed to be good relative value opportunities within seasoned 2004-2005 vintage CMBS, reducing the overweight, while adding short duration 2010-2011 vintage CMBS 2.0 bonds. In the consumer asset-backed securities sector, we were active in the Federal Family Education Loan Program (FFELP) segment, reducing the Fund’s overweight as spreads tightened during the year. We increased the Fund’s overweight to private student loan floaters in the new issue market at attractive spreads. Credit card new issue volume increased during the third and fourth quarters, and we increased the Fund’s overweight, buying credit card asset-backed securities from American Express and JPMorgan.

With these changes, the Fund’s portfolio turnover rate for the 12-month period was 356%.

At the end of the annual period, the Fund was overweighted mortgage-backed securities, asset-backed securities and CMBS and was underweight agency securities and U.S. Treasuries at the end of the annual period. Throughout the annual period, the Fund maintained its yield curve positioning with an overweight to the five-year segment of the yield curve and an underweight to the two-year segment of the yield curve compared to the Barclays Index.

Looking Ahead

At the end of the annual period, the global economy appeared to be improving, albeit from a low base. Manufacturing activity was rising in the U.S. and in most emerging markets and seemed to be stabilizing in Europe. Credit conditions continued to strengthen domestically and appeared to have turned the corner abroad. Consumer confidence was also rising, supporting the housing and auto markets. The wild card, in our view, remained any lagged effect of fiscal tightening in the U.S. and Europe, which could be a drag against the underlying momentum.

We currently believe global fiscal policy is likely to dominate investor concerns again in 2013. Congress and the president have addressed one component of the fiscal cliff by passing permanent tax extensions. Debates on the direction of entitlement spending and tax reform are likely to monopolize headlines going forward, especially during the first quarter of 2013. In Europe, following recent progress policy, investors may well focus on economic and political execution risks.

As for monetary policy, the Fed and most other developed market central banks are likely, we believe, to continue providing accommodative policy programs in 2013. The result, in our view, should be interest rates remaining low and favorable fixed income market conditions. As 2013 progresses, investors are expected to assess incoming data to adjust expectations on the timing of any removal of accommodative policy.

Across all sectors, we continue to be focused on security selection as the primary driver of performance.

Annual Report 2012	101

Variable Portfolio Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Limited Duration Credit Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.90	1,022.59	2.72	2.71	0.53
Class 2	1,000.00	1,000.00	1,032.00	1,021.33	4.01	3.98	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

102	Annual Report 2012

Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – American Century Diversified Bond Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,020.80	1,022.34	2.96	2.96	0.58
Class 2	1,000.00	1,000.00	1,019.00	1,021.08	4.24	4.24	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – American Century Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,034.60	1,021.48	3.86	3.83	0.75
Class 2	1,000.00	1,000.00	1,033.20	1,020.22	5.14	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Columbia Wanger International Equities Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,120.80	1,020.22	5.36	5.11	1.00
Class 2	1,000.00	1,000.00	1,119.50	1,018.95	6.70	6.38	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Columbia Wanger U.S. Equities Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,088.50	1,020.42	5.07	4.90	0.96
Class 2	1,000.00	1,000.00	1,088.20	1,019.16	6.39	6.17	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	103

Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – DFA International Value Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,154.70	1,020.67	4.96	4.65	0.91
Class 2	1,000.00	1,000.00	1,153.80	1,019.41	6.31	5.92	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Eaton Vance Floating-Rate Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,038.10	1,021.63	3.71	3.68	0.72
Class 2	1,000.00	1,000.00	1,036.40	1,020.37	4.99	4.95	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Invesco International Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,106.00	1,020.32	5.22	5.00	0.98
Class 2	1,000.00	1,000.00	1,104.70	1,019.01	6.60	6.33	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

104	Annual Report 2012

Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – J.P. Morgan Core Bond Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.30	1,022.34	2.96	2.96	0.58
Class 2	1,000.00	1,000.00	1,018.40	1,021.08	4.23	4.24	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Jennison Mid Cap Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,050.60	1,021.13	4.25	4.19	0.82
Class 2	1,000.00	1,000.00	1,049.30	1,019.86	5.54	5.46	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – MFS Value Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.60	1,021.48	3.94	3.83	0.75
Class 2	1,000.00	1,000.00	1,074.30	1,020.22	5.24	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Marsico Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.90	1,021.48	3.85	3.83	0.75
Class 2	1,000.00	1,000.00	1,031.40	1,020.22	5.13	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	105

Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – Mondrian International Small Cap Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,157.00	1,020.22	5.45	5.11	1.00
Class 2	1,000.00	1,000.00	1,156.70	1,018.95	6.81	6.38	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have reduced.

Variable Portfolio – Morgan Stanley Global Real Estate Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,129.40	1,020.77	4.79	4.55	0.89
Class 2	1,000.00	1,000.00	1,127.30	1,019.51	6.13	5.82	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have reduced.

Variable Portfolio – NFJ Dividend Value Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,077.00	1,021.48	3.94	3.83	0.75
Class 2	1,000.00	1,000.00	1,076.60	1,020.22	5.25	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.30	1,021.48	3.87	3.83	0.75
Class 2	1,000.00	1,000.00	1,043.80	1,020.22	5.17	5.11	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

106	Annual Report 2012

Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – Partners Small Cap Growth Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,042.30	1,020.37	5.01	4.95	0.97
Class 2	1,000.00	1,000.00	1,041.00	1,019.11	6.29	6.23	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,007.70	1,022.14	3.15	3.17	0.62
Class 2	1,000.00	1,000.00	1,005.80	1,020.88	4.41	4.44	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Variable Portfolio – Pyramis® International Equity Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,145.40	1,020.22	5.42	5.11	1.00
Class 2	1,000.00	1,000.00	1,143.50	1,018.95	6.77	6.38	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Wells Fargo Short Duration Government Fund

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.80	1,022.29	3.00	3.02	0.59
Class 2	1,000.00	1,000.00	1,007.80	1,021.03	4.26	4.29	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	107

Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 88.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 3.5%
L-3 Communications Corp.
11/15/16	3.950%	31,835,000	34,422,103
10/15/19	5.200%	16,557,000	18,879,384

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	18,222,000	20,546,581

Northrop Grumman Corp. Senior Unsecured
11/15/15	1.850%	3,215,000	3,301,139
08/01/19	5.050%	15,379,000	17,950,815

Total			95,100,022

Banking 0.3%
Morgan Stanley Senior Unsecured
03/22/17	4.750%	7,560,000	8,247,665

Chemicals 1.2%
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	15,721,000	17,477,240

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	11,944,000	13,198,120

Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	818,000	895,710

Total			31,571,070

Construction Machinery 0.7%
CNH Capital LLC Senior Notes (a)
11/01/15	3.875%	3,654,000	3,768,187

Case New Holland, Inc.
09/01/13	7.750%	14,635,000	15,220,400

Total			18,988,587

Consumer Products 1.0%

Clorox Co. (The) Senior Unsecured
10/15/17	5.950%	22,735,000	27,044,578

Electric 13.3%
American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	10,445,000	10,481,599

Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	35,905,000	37,889,110

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	8,370,000	9,824,606

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	1,015,000	1,075,900
12/15/15	6.875%	17,334,000	19,635,591

Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	20,842,000	21,772,616

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	21,794,000	25,322,601

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	12,050,000	14,532,927
06/15/18	6.400%	16,958,000	21,073,707

Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	17,684,000	21,632,165
09/15/19	5.050%	12,579,000	14,591,464

Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	8,565,000	10,321,373

Florida Power Corp. 1st Mortgage
06/15/18	5.650%	1,200,000	1,451,556

Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	4,543,000	5,084,771

Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	2,331,000	2,350,508
04/01/14	4.875%	4,680,000	4,903,648

NextEra Energy Capital Holdings
06/01/15	1.200%	10,645,000	10,720,728

Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	18,672,000	20,623,990

Ohio Power Co. Senior Unsecured
06/01/16	6.000%	7,990,000	9,205,351

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	25,905,000	29,572,112

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	5,520,000	6,244,373

Sierra Pacific Power Co.
05/15/16	6.000%	7,485,000	8,662,563

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	48,775,000	51,626,351

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	3,560,000	4,163,181

Total			362,762,791

Entertainment 0.4%
Historic TW, Inc.
06/15/18	6.875%	3,670,000	4,624,879

Time Warner, Inc.
03/15/20	4.875%	5,115,000	5,974,591

Total			10,599,470

Environmental 1.9%
Waste Management, Inc.
03/15/18	6.100%	40,951,000	49,413,893
06/30/20	4.750%	2,850,000	3,255,082

Total			52,668,975

Food and Beverage 9.0%
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	18,055,000	20,838,395
03/15/18	2.100%	37,460,000	37,521,996

Constellation Brands, Inc.
12/15/14	8.375%	3,782,000	4,216,930
05/15/17	7.250%	3,565,000	4,197,788

Diageo Capital PLC
07/15/20	4.828%	1,480,000	1,742,349

General Mills, Inc.(b)
10/15/14	6.190%	56,835,000	62,818,589

Heineken NV Senior Notes(a)
10/01/17	1.400%	33,473,000	33,371,945

Kraft Foods Group, Inc. Senior Unsecured(a)
08/23/18	6.125%	29,877,000	36,682,281

Kraft Foods, Inc. Senior Unsecured
08/23/18	6.125%	4,974,000	6,114,702

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	20,205,000	21,061,591

SABMiller PLC Senior Unsecured(a)
07/15/18	6.500%	13,180,000	16,381,941

Total			244,948,507

Gas Pipelines 15.4%
CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	24,415,000	29,318,582

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	43,543,000	50,458,804

Enterprise Products Operating LLC
01/31/19	6.500%	5,360,000	6,717,179
01/31/20	5.250%	9,119,000	10,835,925
09/01/20	5.200%	7,170,000	8,558,205

Gulfstream Natural Gas System LLC(a) Senior Unsecured
11/01/15	5.560%	6,460,000	7,164,166
06/01/16	6.950%	23,075,000	27,143,399

Kinder Morgan Energy Partners LP Senior Unsecured
02/15/18	5.950%	16,458,000	19,705,377
02/15/20	6.850%	8,590,000	10,822,859
09/15/20	5.300%	10,685,000	12,454,041

Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	39,550,000	41,433,292

NiSource Finance Corp.
09/15/17	5.250%	26,626,000	30,710,804
09/15/20	5.450%	8,825,000	10,370,240

Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	11,954,000	14,144,881
04/15/17	5.950%	16,875,000	19,659,025

Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	8,000,000	8,239,160
11/01/17	6.200%	20,160,000	24,123,738

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
09/15/15	3.950%	19,082,000	20,561,179
01/15/20	5.750%	8,449,000	10,212,315

Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	1,174,000	1,259,115

Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	26,995,000	26,860,025

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	9,953,000	11,695,014

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	16,837,000	19,490,023

Total			421,937,348

Health Care 2.5%
AmerisourceBergen Corp.
09/15/15	5.875%	1,767,000	2,000,893

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	2,910,000	3,302,547

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	109

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Express Scripts Holding Co.
05/15/16	3.125%	5,005,000	5,276,732

Hospira, Inc. Senior Unsecured
05/15/15	6.400%	28,322,000	31,543,338
03/30/17	6.050%	17,469,000	20,280,845

Medco Health Solutions, Inc. Senior Unsecured
09/15/15	2.750%	6,960,000	7,272,901

Total			69,677,256

Healthcare Insurance 1.7%
UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	10,665,000	10,699,885

WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	8,120,000	9,048,806
06/15/17	5.875%	23,415,000	27,790,866

Total			47,539,557

Independent Energy 4.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	15,593,000	17,949,586

Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	3,320,000	3,676,900

Continental Resources, Inc.
10/01/19	8.250%	9,216,000	10,321,920

Denbury Resources, Inc.
03/01/16	9.750%	1,055,000	1,118,300

Encore Acquisition Co.
05/01/16	9.500%	9,130,000	9,814,750

Forest Oil Corp.
02/15/14	8.500%	15,896,000	16,849,760

Marathon Oil Corp. Senior Unsecured
11/01/15	0.900%	27,525,000	27,547,185

Pioneer Natural Resources Co.
07/15/16	5.875%	6,870,000	7,789,824

Woodside Finance Ltd.(a)
11/10/14	4.500%	33,190,000	35,105,408

Total			130,173,633

Integrated Energy 0.1%
Petro-Canada Senior Unsecured
05/15/18	6.050%	2,355,000	2,863,956

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Life Insurance 3.8%
Hartford Financial Services Group, Inc. Senior Unsecured
10/15/17	4.000%	38,197,000	41,726,479

MetLife, Inc. Senior Unsecured
12/15/17	1.756%	10,655,000	10,822,742

Principal Financial Group, Inc.
11/15/17	1.850%	4,830,000	4,855,556

Prudential Covered Trust Secured(a)
09/30/15	2.997%	15,326,350	15,893,609

Prudential Financial, Inc.
06/21/20	5.375%	14,635,000	17,108,739

Senior Unsecured
12/01/17	6.000%	10,882,000	13,057,116

Total			103,464,241

Media Cable 2.9%
Comcast Corp.
02/15/18	5.875%	16,636,000	20,047,228

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	42,460,000	43,492,500

DISH DBS Corp.
02/01/16	7.125%	1,541,000	1,725,920

Time Warner Cable, Inc.
07/01/18	6.750%	3,725,000	4,653,207
02/01/20	5.000%	9,000,000	10,482,586

Total			80,401,441

Media Non-Cable 5.4%
BSKYB Finance UK PLC(a)
10/15/15	5.625%	30,965,000	34,663,150

British Sky Broadcasting Group PLC(a)
02/15/18	6.100%	19,669,000	23,502,292

NBCUniversal Media LLC Senior Unsecured
04/30/20	5.150%	31,323,000	37,132,007

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	4,975,000	5,209,750

TCM Sub LLC(a)
01/15/15	3.550%	43,720,000	45,881,103

Total			146,388,302

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Diversified 1.9%
General Electric Capital Corp. Senior Unsecured
04/27/17	2.300%	25,345,000	26,279,749
11/20/17	1.600%	13,600,000	13,608,827
05/04/20	5.550%	10,755,000	12,785,307

Total			52,673,883

Oil Field Services 0.9%
Noble Holding International Ltd.
03/01/16	3.050%	3,005,000	3,135,345
03/15/17	2.500%	11,397,000	11,762,126

Weatherford International Ltd.
02/15/16	5.500%	8,985,000	9,897,166

Total			24,794,637

Pharmaceuticals 0.7%
AbbVie, Inc.(a)
11/06/18	2.000%	19,865,000	20,121,755

Property & Casualty 2.9%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	16,085,000	17,463,195
08/15/16	6.500%	24,901,000	28,728,906

Liberty Mutual Group, Inc. Senior Unsecured(a)
08/15/16	6.700%	29,635,000	33,861,662

Total			80,053,763

Railroads 4.5%
Burlington Northern Santa Fe LLC Senior Unsecured
03/15/18	5.750%	2,340,000	2,830,946
10/01/19	4.700%	4,535,000	5,227,753

CSX Corp. Senior Unsecured
05/01/17	5.600%	4,075,000	4,760,162
03/15/18	6.250%	38,784,000	47,279,054
10/30/20	3.700%	6,785,000	7,337,163

Canadian Pacific Railway Co. Senior Unsecured
05/15/18	6.500%	6,621,000	8,029,843

Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	12,935,000	15,447,740
06/15/19	5.900%	1,525,000	1,858,862

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	10,388,000	12,607,168
02/15/20	6.125%	13,730,000	17,199,255

Total			122,577,946

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Refining 1.0%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	15,550,000	16,553,115

Valero Energy Corp.
02/01/15	4.500%	9,455,000	10,113,304

Total			26,666,419

Restaurants 1.0%
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%	21,809,000	26,513,398

Supermarkets 1.1%
Safeway, Inc. Senior Unsecured
12/01/16	3.400%	29,482,000	30,446,563

Technology 1.5%
Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	42,125,000	41,036,321

Transportation Services 1.5%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	33,683,000	40,682,290

Wireless 0.1%
CC Holdings GS V LLC Senior Secured(a)
12/15/17	2.381%	2,610,000	2,622,760

Wirelines 3.4%
AT&T, Inc. Senior Unsecured
12/01/17	1.400%	51,440,000	51,449,671
02/15/19	5.800%	5,150,000	6,319,225

CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	8,135,000	8,599,728

Frontier Communications Corp. Senior Unsecured
01/15/13	6.250%	9,353,000	9,353,000

Verizon Communications, Inc. Senior Unsecured
11/02/15	0.700%	15,920,000	15,922,353

Total			91,643,977

Total Corporate Bonds & Notes
(Cost: $2,348,875,764)			2,414,211,111

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	111

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

U.S. Treasury Obligations 6.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury
10/31/13	2.750%	173,435,000	177,113,730
09/30/17	0.625%	9,185,000	9,168,495

Total U.S. Treasury Obligations
(Cost: $186,216,351)			186,282,225

Money Market Funds 3.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	104,424,305	104,424,305

Total Money Market Funds
(Cost: $104,424,305)		104,424,305

Total Investments
(Cost: $2,639,516,420)		2,704,917,641

Other Assets & Liabilities, Net		26,679,779

Net Assets		2,731,597,420

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $4,970,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(700)	(154,328,125)	April 2013	—	(55,741)

U.S. Treasury Note, 5-year	(4,950)	(615,849,597)	April 2013	340,659	—

U.S. Treasury Note, 10-year	(1,900)	(252,284,375)	March 2013	828,400	—

Total		(1,022,462,097)		1,169,059	(55,741)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $477,895,870 or 17.50% of net assets.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $62,818,589, which represents 2.30% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	46,675,192	1,692,026,745	(1,634,277,632)	104,424,305	265,366	104,424,305

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Food & Beverage	—	182,129,918	62,818,589	244,948,507

All Other Industries	—	2,169,262,604	—	2,169,262,604

U.S. Treasury Obligations	186,282,225	—	—	186,282,225

Total Bonds	186,282,225	2,351,392,522	62,818,589	2,600,493,336

Other

Money Market Funds	104,424,305	—	—	104,424,305

Total Other	104,424,305	—	—	104,424,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	113

Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	290,706,530	2,351,392,522	62,818,589	2,704,917,641

Derivatives
Assets

Futures Contracts	1,169,059	—	—	1,169,059
Liabilities

Futures Contracts	(55,741)	—	—	(55,741)

Total	291,819,848	2,351,392,522	62,818,589	2,706,030,959

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of December 31, 2011	—

Accrued discounts/premiums	(576,258)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	521,909

Sales	—

Purchases	62,872,938

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	62,818,589

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $521,909.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 27.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.3%
Bombardier, Inc. Senior Unsecured(a)
03/15/22	5.750%	800,000	822,000

L-3 Communications Corp.
07/15/20	4.750%	1,040,000	1,159,221

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	2,450,000	2,762,547

Northrop Grumman Corp. Senior Unsecured
08/01/14	3.700%	500,000	523,082

Raytheon Co.
Senior Unsecured
02/15/20	4.400%	1,200,000	1,373,347
12/15/22	2.500%	1,700,000	1,676,917

Total			8,317,114

Automotive 0.6%
American Honda Finance Corp.(a)
09/11/17	1.500%	820,000	819,773

Senior Unsecured
09/21/15	2.500%	2,500,000	2,607,025

Daimler Finance North America LLC(a)
07/31/15	1.300%	2,290,000	2,303,293
09/15/16	2.625%	2,480,000	2,576,750

Ford Motor Credit Co. LLC
Senior Unsecured
10/01/13	7.000%	450,000	470,295
09/15/15	5.625%	1,340,000	1,467,346
05/15/18	5.000%	2,250,000	2,482,731
08/02/21	5.875%	2,070,000	2,410,594

Nissan Motor Acceptance Corp. Senior Unsecured(a)
01/30/13	3.250%	1,000,000	1,001,883

Total			16,139,690

Banking 5.8%
American Express Centurion Bank
09/13/17	6.000%	3,000,000	3,626,943

American Express Credit Corp.
Senior Unsecured
09/15/15	2.750%	2,730,000	2,862,083
03/24/17	2.375%	1,000,000	1,046,317

BB&T Corp.
Senior Unsecured
04/30/14	5.700%	722,000	769,510
03/15/16	3.200%	1,010,000	1,074,989

Bank of America Corp.
Senior Unsecured
05/01/13	4.900%	1,960,000	1,986,740

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

04/01/15	4.500%	2,330,000	2,483,608
08/01/16	6.500%	3,450,000	3,983,919
07/01/20	5.625%	2,670,000	3,156,855
01/24/22	5.700%	5,910,000	7,107,065

Bank of America NA Subordinated Notes
03/15/17	5.300%	4,145,000	4,661,923

Bank of Nova Scotia Senior Unsecured
01/12/17	2.550%	1,180,000	1,241,648

Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	600,000	812,458

Capital One Financial Corp.
Senior Unsecured
03/23/15	2.150%	1,370,000	1,398,415
11/06/15	1.000%	990,000	986,656
07/15/21	4.750%	1,650,000	1,902,717

Citigroup, Inc.
Senior Unsecured
01/15/15	6.010%	6,110,000	6,676,489
05/19/15	4.750%	2,000,000	2,156,072
01/10/17	4.450%	1,890,000	2,093,742
05/15/18	6.125%	5,930,000	7,106,577
01/14/22	4.500%	2,230,000	2,474,270
Subordinated Notes
02/15/17	5.500%	880,000	975,509

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect Bank Guaranteed
01/19/17	3.375%	1,340,000	1,439,543

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Bank Guaranteed
02/08/22	3.875%	2,190,000	2,356,712

Credit Suisse
Senior Unsecured
05/01/14	5.500%	1,560,000	1,659,829
03/23/15	3.500%	3,000,000	3,163,641

Deutsche Bank AG Senior Unsecured
08/18/14	3.875%	2,000,000	2,099,380

Fifth Third Bancorp Senior Unsecured
05/01/13	6.250%	1,780,000	1,813,797

Goldman Sachs Group, Inc. (The)
Senior Unsecured
01/15/15	5.125%	3,950,000	4,243,426
05/03/15	3.300%	370,000	385,635
08/01/15	3.700%	1,570,000	1,656,962
02/07/16	3.625%	5,400,000	5,716,024
03/15/20	5.375%	4,300,000	4,927,929
01/24/22	5.750%	3,100,000	3,664,857
02/01/41	6.250%	960,000	1,177,844

HSBC Bank PLC Senior Notes(a)
06/28/15	3.500%	1,660,000	1,761,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	115

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HSBC Holdings PLC
Senior Unsecured
04/05/21	5.100%	1,170,000	1,381,631
Subordinated Notes
06/01/38	6.800%	750,000	959,149

ING Bank NV(a)
09/25/15	2.000%	840,000	846,216

JPMorgan Chase & Co.
Senior Unsecured
03/01/16	3.450%	1,090,000	1,157,592
07/05/16	3.150%	5,000,000	5,297,250
10/02/17	6.400%	900,000	1,080,898
01/15/18	6.000%	2,875,000	3,441,913
03/25/20	4.950%	800,000	927,921
10/15/20	4.250%	2,470,000	2,746,954
05/10/21	4.625%	750,000	855,127

JPMorgan Chase Bank NA Subordinated Notes
06/13/16	5.875%	4,270,000	4,869,615

Morgan Stanley
04/01/18	6.625%	2,930,000	3,453,225
Senior Unsecured
04/28/15	6.000%	2,800,000	3,049,782
03/22/17	4.750%	3,240,000	3,534,714
09/23/19	5.625%	2,150,000	2,424,140
01/25/21	5.750%	1,300,000	1,484,646
Subordinated Notes
11/01/22	4.875%	520,000	538,405

Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	1,090,000	1,349,594

PNC Bank NA Subordinated Notes
12/07/17	6.000%	2,700,000	3,249,941

PNC Funding Corp. Bank Guaranteed
02/08/15	3.625%	660,000	698,682

Rabobank
11/09/22	3.950%	1,000,000	1,024,034

Royal Bank of Scotland PLC (The) Bank Guaranteed
03/16/16	4.375%	4,500,000	4,869,045

SunTrust Banks, Inc. Senior Unsecured
04/15/16	3.600%	300,000	320,444

Toronto-Dominion Bank (The)
Senior Unsecured
07/14/16	2.500%	1,000,000	1,052,048
10/19/16	2.375%	1,800,000	1,891,501

U.S. Bancorp
06/14/13	2.000%	670,000	674,690
02/01/16	3.442%	1,190,000	1,253,140
Senior Unsecured
03/15/22	3.000%	740,000	769,620

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Subordinated Notes
07/15/22	2.950%	630,000	636,442

UBS AG Senior Unsecured
12/20/17	5.875%	4,140,000	4,927,672

Wachovia Bank NA Subordinated Notes
02/01/37	5.850%	850,000	1,054,604

Wells Fargo & Co.
Senior Unsecured
07/01/15	1.500%	830,000	844,300
05/08/17	2.100%	3,460,000	3,577,197
12/11/17	5.625%	560,000	667,914
04/01/21	4.600%	1,350,000	1,552,825
03/08/22	3.500%	70,000	74,666

Wells Fargo & Co.(b)
Senior Unsecured
06/15/16	3.676%	1,430,000	1,545,979

Total			166,735,035

Brokerage —%
Jefferies Group, Inc. Senior Unsecured
04/13/18	5.125%	1,300,000	1,365,000

Building Materials —%
Owens Corning
12/15/22	4.200%	1,000,000	1,016,985

Chemicals 0.7%
Ashland, Inc.(a)
08/15/22	4.750%	1,000,000	1,040,000

CF Industries, Inc.
05/01/18	6.875%	2,350,000	2,861,125
05/01/20	7.125%	1,040,000	1,305,200

Dow Chemical Co. (The)
Senior Unsecured
02/15/15	5.900%	2,760,000	3,044,909
02/15/16	2.500%	1,150,000	1,194,659
11/15/20	4.250%	1,020,000	1,133,947

Eastman Chemical Co.
Senior Unsecured
06/01/17	2.400%	1,790,000	1,849,505
08/15/22	3.600%	2,000,000	2,094,646

Ecolab, Inc. Senior Unsecured
12/08/16	3.000%	1,120,000	1,190,240
12/08/21	4.350%	2,880,000	3,214,602

Total			18,928,833

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Construction Machinery 0.2%
Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	2,000,000	2,045,512

Deere & Co.
Senior Unsecured
10/16/29	5.375%	1,450,000	1,856,180
06/09/42	3.900%	1,250,000	1,277,560

John Deere Capital Corp. Senior Unsecured
06/17/13	1.875%	1,000,000	1,007,039

Total			6,186,291

Consumer Cyclical Services 0.1%
Corrections Corp. of America
06/01/17	7.750%	2,950,000	3,134,375

Consumer Products 0.2%
Clorox Co. (The) Senior Unsecured
09/15/22	3.050%	840,000	866,074

Jarden Corp.
05/01/16	8.000%	2,350,000	2,496,875

Procter & Gamble Co. (The) Senior Unsecured
08/15/16	1.450%	2,000,000	2,037,902

Total			5,400,851

Diversified Manufacturing 0.5%
General Electric Co.
Senior Unsecured
02/01/13	5.000%	3,000,000	3,011,360
12/06/17	5.250%	2,300,000	2,712,043
10/09/22	2.700%	1,240,000	1,263,940
10/09/42	4.125%	1,000,000	1,028,648

United Technologies Corp.
Senior Unsecured
02/01/19	6.125%	1,250,000	1,557,784
06/01/22	3.100%	1,000,000	1,058,988
04/15/40	5.700%	1,420,000	1,825,856
06/01/42	4.500%	2,410,000	2,677,898

Total			15,136,517

Electric 1.3%
AES Corp. Senior Unsecured
10/15/17	8.000%	1,680,000	1,940,400

CMS Energy Corp. Senior Unsecured
06/15/19	8.750%	2,300,000	2,998,625

CenterPoint Energy Houston Electric LLC
08/01/42	3.550%	760,000	723,290

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cleveland Electric Illuminating Co. (The) Senior Unsecured
04/01/17	5.700%	571,000	644,959

Constellation Energy Group, Inc.
12/01/20	5.150%	1,400,000	1,600,368

Consumers Energy Co. 1st Mortgage
05/15/22	2.850%	490,000	506,474

DPL, Inc. Senior Unsecured
10/15/16	6.500%	1,000,000	1,057,500

Dominion Resources, Inc.
Senior Unsecured
06/15/18	6.400%	1,880,000	2,336,276
09/15/22	2.750%	1,240,000	1,250,942
08/01/41	4.900%	1,770,000	1,999,288

Duke Energy Carolinas LLC
11/15/18	7.000%	700,000	916,067

Duke Energy Corp.
Senior Unsecured
09/15/14	3.950%	3,000,000	3,159,165
09/15/21	3.550%	1,990,000	2,097,235

Edison International Senior Unsecured
09/15/17	3.750%	1,200,000	1,301,255

Exelon Generation Co. LLC Senior Unsecured
10/01/19	5.200%	1,370,000	1,553,089

FirstEnergy Solutions Corp.
08/15/21	6.050%	1,150,000	1,316,196

Florida Power Corp.
11/15/42	3.850%	1,240,000	1,202,659

1st Mortgage
09/15/37	6.350%	1,000,000	1,342,755

Georgia Power Co. Senior Unsecured
03/15/42	4.300%	700,000	734,212

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	510,000	534,225

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	700,000	817,491

Northern States Power Co. 1st Mortgage
08/15/42	3.400%	760,000	716,026

PacifiCorp 1st Mortgage
01/15/39	6.000%	1,000,000	1,326,770

Pacific Gas & Electric Co.
Senior Unsecured
03/01/37	5.800%	990,000	1,224,768
04/15/42	4.450%	530,000	565,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	117

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	900,000	911,093

Public Service Co. of Colorado 1st Mortgage
08/15/41	4.750%	480,000	549,598

San Diego Gas & Electric Co. 1st Mortgage
08/15/21	3.000%	2,050,000	2,170,450

Southern Power Co. Senior Unsecured
09/15/41	5.150%	500,000	563,049

Xcel Energy, Inc. Senior Unsecured
09/15/41	4.800%	540,000	605,956

Total			38,665,939

Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	1,530,000	1,616,248
03/15/20	4.875%	2,000,000	2,336,106
05/01/32	7.700%	1,500,000	2,097,265
06/15/42	4.900%	1,000,000	1,072,747

Viacom, Inc.
Senior Unsecured
09/15/14	4.375%	1,560,000	1,652,843
03/01/21	4.500%	1,330,000	1,496,372
06/15/22	3.125%	1,270,000	1,300,226

Walt Disney Co. (The) Senior Unsecured
12/01/22	2.350%	1,500,000	1,513,778

Total			13,085,585

Environmental 0.3%
Republic Services, Inc.
09/15/19	5.500%	390,000	462,179
03/01/20	5.000%	770,000	892,957
06/01/22	3.550%	1,200,000	1,254,460

Waste Management, Inc.
09/01/16	2.600%	2,580,000	2,702,728
06/30/20	4.750%	2,000,000	2,284,268

Total			7,596,592

Food and Beverage 1.3%
Anheuser-Busch InBev Worldwide, Inc.
11/15/14	5.375%	400,000	434,217
01/15/19	7.750%	3,900,000	5,208,898
01/15/20	5.375%	1,900,000	2,312,365
07/15/22	2.500%	2,890,000	2,908,091

Coca-Cola Co. (The) Senior Unsecured
09/01/16	1.800%	1,970,000	2,034,715

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Dr. Pepper Snapple Group, Inc.
01/15/16	2.900%	800,000	842,940
11/15/21	3.200%	1,220,000	1,263,193

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	1,330,000	1,390,234

Kellogg Co. Senior Unsecured
05/30/16	4.450%	1,000,000	1,106,228

Kraft Foods Group, Inc.(a)
Senior Unsecured
08/23/18	6.125%	844,000	1,036,243
06/04/42	5.000%	1,260,000	1,416,869

Mead Johnson Nutrition Co.
Senior Unsecured
11/01/14	3.500%	1,500,000	1,566,743
11/01/39	5.900%	400,000	484,994

Mondelez International, Inc.
Senior Unsecured
02/01/18	6.125%	298,000	362,598
02/10/20	5.375%	897,000	1,082,913
02/09/40	6.500%	1,500,000	2,015,004

PepsiCo, Inc.
Senior Unsecured
08/25/21	3.000%	1,680,000	1,778,996
11/01/40	4.875%	450,000	526,278
08/13/42	3.600%	1,020,000	993,820

Pernod-Ricard SA(a)
Senior Unsecured
01/15/17	2.950%	1,850,000	1,945,693
01/15/22	4.450%	540,000	597,228

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	3,300,000	3,439,903
01/15/22	3.750%	1,480,000	1,598,150

SABMiller PLC Senior Unsecured(a)
08/15/13	5.500%	830,000	853,379

Tyson Foods, Inc.
04/01/16	6.600%	1,250,000	1,432,431

Total			38,632,123

Gaming —%
International Game Technology Senior Unsecured
06/15/20	5.500%	1,000,000	1,083,333

Gas Distributors 0.1%
Sempra Energy
Senior Unsecured
06/01/16	6.500%	1,205,000	1,412,684
02/15/19	9.800%	1,000,000	1,400,133

Total			2,812,817

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gas Pipelines 1.2%
El Paso LLC
06/01/18	7.250%	2,200,000	2,541,000

El Paso Pipeline Partners Operating Co. LLC
04/01/20	6.500%	1,640,000	1,999,700

Enbridge Energy Partners LP Senior Unsecured
03/15/20	5.200%	1,620,000	1,827,253

Energy Transfer Partners LP
Senior Unsecured
02/01/22	5.200%	753,000	858,956
02/01/42	6.500%	900,000	1,101,903

Enterprise Products Operating LLC
06/01/15	3.700%	1,000,000	1,062,651
09/01/20	5.200%	2,550,000	3,043,713
02/01/41	5.950%	1,590,000	1,919,559
02/15/43	4.450%	1,000,000	1,012,507

Kinder Morgan Energy Partners LP
Senior Unsecured
02/15/20	6.850%	2,085,000	2,626,969
09/15/20	5.300%	900,000	1,049,007
09/01/22	3.950%	700,000	748,479
09/01/39	6.500%	1,650,000	2,027,924

Magellan Midstream Partners LP Senior Unsecured
07/15/19	6.550%	1,480,000	1,829,600

NiSource Finance Corp.
12/01/21	4.450%	760,000	832,217
02/15/43	5.250%	770,000	815,050

Plains All American Pipeline LP/Finance Corp.
Senior Unsecured
09/15/15	3.950%	1,280,000	1,379,222
05/01/19	8.750%	850,000	1,156,350
06/01/22	3.650%	1,500,000	1,587,966

TransCanada PipeLines Ltd Senior Unsecured
08/01/22	2.500%	1,500,000	1,503,037

Williams Companies, Inc. (The) Senior Unsecured
01/15/23	3.700%	1,250,000	1,260,817

Williams Partners LP
Senior Unsecured
02/15/15	3.800%	250,000	264,347
11/15/20	4.125%	1,920,000	2,084,886
08/15/22	3.350%	1,270,000	1,291,326

Total			35,824,439

Health Care 0.7%
Covidien International Finance SA
06/15/13	1.875%	2,000,000	2,013,240
06/15/22	3.200%	740,000	774,704

Express Scripts Holding Co.
06/15/19	7.250%	3,493,000	4,479,375

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Express Scripts Holding Co.(a)
02/15/17	2.650%	4,150,000	4,313,464

HCA, Inc. Senior Secured
02/15/20	7.875%	2,370,000	2,636,625

NYU Hospitals Center Secured
07/01/42	4.428%	1,000,000	970,810

Thermo Fisher Scientific, Inc.
Senior Unsecured
01/15/18	1.850%	770,000	780,544
08/15/21	3.600%	2,290,000	2,435,484

Universal Health Services, Inc. Senior Secured
06/30/16	7.125%	1,860,000	2,120,400

Total			20,524,646

Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured
11/15/22	2.750%	1,400,000	1,388,474

WellPoint, Inc.
Senior Unsecured
05/15/22	3.125%	1,000,000	1,010,445
08/15/40	5.800%	500,000	586,797

Total			2,985,716

Home Construction —%
Toll Brothers Finance Corp.
11/01/19	6.750%	675,000	802,383

Independent Energy 1.0%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/16	5.950%	2,800,000	3,223,167
09/15/36	6.450%	820,000	1,027,269

Apache Corp.
Senior Unsecured
01/15/23	2.625%	1,800,000	1,796,623
04/15/43	4.750%	700,000	762,025

ConocoPhillips
02/01/19	5.750%	2,000,000	2,459,842

ConocoPhillips Co.
12/15/22	2.400%	1,400,000	1,395,554

ConocoPhillips Holding Co. Senior Unsecured
04/15/29	6.950%	1,330,000	1,854,250

Devon Energy Corp.
Senior Unsecured
05/15/17	1.875%	700,000	713,600
07/15/41	5.600%	1,810,000	2,150,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	119

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

EOG Resources, Inc. Senior Unsecured
06/01/19	5.625%	750,000	920,611

Hess Corp. Senior Unsecured
01/15/40	6.000%	940,000	1,146,740

Newfield Exploration Co.
Senior Subordinated Notes
02/01/20	6.875%	1,400,000	1,498,000
Senior Unsecured
07/01/24	5.625%	780,000	842,400

Nexen, Inc. Senior Unsecured
07/30/19	6.200%	1,840,000	2,259,638

Noble Energy, Inc. Senior Unsecured
12/15/21	4.150%	2,140,000	2,362,432

Occidental Petroleum Corp. Senior Unsecured
02/15/23	2.700%	1,500,000	1,530,559

Pioneer Natural Resources Co. Senior Unsecured
07/15/22	3.950%	1,250,000	1,309,845

Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	1,900,000	2,448,889

Total			29,701,447

Integrated Energy 0.5%
BP Capital Markets PLC
03/11/16	3.200%	1,230,000	1,312,069
05/05/17	1.846%	900,000	920,047
10/01/20	4.500%	1,000,000	1,152,461

Cenovus Energy, Inc. Senior Unsecured
09/15/14	4.500%	1,000,000	1,060,920

Shell International Finance BV
09/22/15	3.250%	1,225,000	1,308,448
08/21/22	2.375%	1,440,000	1,446,738
08/21/42	3.625%	1,650,000	1,635,422

Suncor Energy, Inc.
Senior Unsecured
06/01/18	6.100%	1,753,000	2,138,341
06/01/39	6.850%	470,000	643,817

Total			11,618,263

Life Insurance 0.9%
American International Group, Inc.
Senior Unsecured
01/16/18	5.850%	5,630,000	6,655,769
06/01/22	4.875%	2,420,000	2,762,723

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hartford Financial Services Group, Inc.
Senior Unsecured
10/15/16	5.500%	990,000	1,108,093
03/15/18	6.300%	1,130,000	1,346,257
04/15/22	5.125%	1,240,000	1,430,774

ING U.S., Inc.(a)
07/15/22	5.500%	760,000	821,450

Lincoln National Corp. Senior Unsecured
02/15/20	6.250%	2,040,000	2,440,860

MetLife, Inc.
Senior Unsecured
06/01/16	6.750%	1,750,000	2,072,605
12/15/17	1.756%	1,040,000	1,056,373
08/13/42	4.125%	1,020,000	1,020,137

Principal Financial Group, Inc.
09/15/22	3.300%	750,000	760,822

Prudential Financial, Inc.
06/15/19	7.375%	1,460,000	1,854,004
06/21/20	5.375%	1,270,000	1,484,667
Senior Unsecured
12/14/36	5.700%	510,000	580,908
05/12/41	5.625%	730,000	832,140

Total			26,227,582

Lodging 0.1%
Host Hotels & Resorts LP Senior Unsecured
10/01/21	6.000%	660,000	757,350

Wyndham Worldwide Corp.
Senior Unsecured
12/01/16	6.000%	12,000	13,572
03/01/17	2.950%	1,150,000	1,175,952

Total			1,946,874

Media Cable 1.0%
Comcast Corp.
03/15/16	5.900%	2,500,000	2,872,335
11/15/35	6.500%	2,120,000	2,720,062
05/15/38	6.400%	1,300,000	1,644,909

DIRECTV Holdings LLC/Financing Co., Inc.
10/01/14	4.750%	1,500,000	1,601,580
03/01/21	5.000%	1,900,000	2,131,382
03/15/22	3.800%	660,000	680,892

DISH DBS Corp.
10/01/13	7.000%	650,000	676,000
02/01/16	7.125%	2,510,000	2,811,200
07/15/17	4.625%	1,090,000	1,136,325
06/01/21	6.750%	720,000	820,800

Time Warner Cable, Inc.
07/01/18	6.750%	3,710,000	4,634,469
09/15/42	4.500%	1,510,000	1,472,623

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Virgin Media Finance PLC
02/15/22	4.875%	1,100,000	1,124,750

Virgin Media Secured Finance PLC Senior Secured
01/15/18	6.500%	3,580,000	3,852,975

Total			28,180,302

Media Non-Cable 0.7%
CBS Corp.
07/01/42	4.850%	1,240,000	1,290,580

Discovery Communications LLC
08/15/19	5.625%	1,350,000	1,612,490

IAC/InterActiveCorp(a)
12/15/22	4.750%	750,000	746,250

Interpublic Group of Companies, Inc. (The) Senior Unsecured
07/15/17	10.000%	1,500,000	1,638,750

Lamar Media Corp.
04/01/14	9.750%	1,500,000	1,642,500

NBCUniversal Media LLC
Senior Unsecured
04/30/20	5.150%	4,020,000	4,765,529
04/01/21	4.375%	2,080,000	2,336,551
01/15/23	2.875%	1,000,000	1,004,255

News America, Inc.
08/15/39	6.900%	1,590,000	2,081,736

News America, Inc.(a)
09/15/22	3.000%	2,000,000	2,009,002

Omnicom Group, Inc.
05/01/22	3.625%	480,000	500,025

Total			19,627,668

Metals 0.5%
AngloGold Ashanti Holdings PLC
04/15/20	5.375%	720,000	743,084

ArcelorMittal Senior Unsecured
08/05/20	5.750%	1,345,000	1,347,705

Barrick North America Finance LLC
05/30/21	4.400%	1,450,000	1,590,125

Newmont Mining Corp.
03/15/22	3.500%	1,200,000	1,237,637
10/01/39	6.250%	1,060,000	1,276,605

Peabody Energy Corp.
11/01/16	7.375%	630,000	721,350

Rio Tinto Finance USA Ltd.
11/02/20	3.500%	680,000	720,811

Teck Resources Ltd.
01/15/17	3.150%	1,000,000	1,048,070

Vale Overseas Ltd.
09/15/19	5.625%	3,240,000	3,683,903
09/15/20	4.625%	1,650,000	1,782,372

Total			14,151,662

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Non-Captive Consumer 0.1%
HSBC Finance Corp. Senior Unsecured
07/15/13	4.750%	600,000	612,522

SLM Corp.
Senior Notes
01/25/16	6.250%	1,110,000	1,207,125
Senior Unsecured
10/01/13	5.000%	1,750,000	1,791,563

Total			3,611,210

Non-Captive Diversified 0.9%
General Electric Capital Corp.
Senior Secured
12/11/19	2.100%	440,000	441,244
Senior Unsecured
11/14/14	3.750%	4,000,000	4,217,828
11/09/15	2.250%	2,000,000	2,065,430
04/27/17	2.300%	970,000	1,005,774
09/15/17	5.625%	2,000,000	2,359,444
08/07/19	6.000%	5,200,000	6,326,128
09/16/20	4.375%	2,820,000	3,147,250
10/17/21	4.650%	2,690,000	3,069,387
01/14/38	5.875%	900,000	1,085,627
Subordinated Notes
02/11/21	5.300%	1,460,000	1,694,742

International Lease Finance Corp.
Senior Unsecured
04/01/15	4.875%	400,000	414,032
05/15/16	5.750%	680,000	716,780

Total			26,543,666

Oil Field Services 0.3%
Ensco PLC
Senior Unsecured
03/15/16	3.250%	1,630,000	1,728,445
03/15/21	4.700%	1,560,000	1,755,557

FMC Technologies, Inc. Senior Unsecured
10/01/17	2.000%	600,000	605,535

Transocean, Inc.
10/15/17	2.500%	2,030,000	2,051,356
11/15/20	6.500%	900,000	1,090,011
12/15/21	6.375%	530,000	644,113

Weatherford International Ltd.
03/01/19	9.625%	1,490,000	1,943,906

Total			9,818,923

Other Industry 0.1%
Catholic Health Initiatives
Secured
11/01/17	1.600%	495,000	499,711
11/01/22	2.950%	965,000	974,624

Total			1,474,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	121

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Packaging 0.1%
Ball Corp.
09/01/16	7.125%	400,000	428,000
09/15/20	6.750%	1,760,000	1,940,400

Total			2,368,400

Paper 0.2%
Georgia-Pacific LLC(a)
11/01/20	5.400%	4,000,000	4,758,536

International Paper Co.
Senior Unsecured
02/15/22	4.750%	760,000	859,967
11/15/41	6.000%	730,000	864,416

Total			6,482,919

Pharmaceuticals 1.1%
AbbVie, Inc.(a)
11/06/17	1.750%	3,000,000	3,032,631
11/06/42	4.400%	700,000	744,194

Amgen, Inc.
Senior Unsecured
05/15/17	2.125%	3,000,000	3,107,823
06/01/17	5.850%	950,000	1,125,023
05/15/22	3.625%	270,000	290,154
02/01/39	6.400%	520,000	673,222

Bristol-Myers Squibb Co. Senior Unsecured
08/01/42	3.250%	1,000,000	915,435

Celgene Corp. Senior Unsecured
08/15/22	3.250%	1,250,000	1,274,230

Gilead Sciences, Inc. Senior Unsecured
12/01/21	4.400%	2,620,000	2,986,703

GlaxoSmithKline Capital PLC
05/08/22	2.850%	2,790,000	2,897,839

Merck & Co., Inc.
Senior Unsecured
09/15/22	2.400%	2,020,000	2,020,661
09/15/42	3.600%	300,000	295,995

Roche Holdings, Inc.(a)
03/01/19	6.000%	3,975,000	4,948,052
03/01/39	7.000%	1,670,000	2,516,249

Sanofi Senior Unsecured
03/29/21	4.000%	1,100,000	1,253,819

Teva Pharmaceutical Finance IV LLC
03/18/20	2.250%	340,000	343,603

Watson Pharmaceuticals, Inc. Senior Unsecured
08/15/14	5.000%	2,432,000	2,590,800

Total			31,016,433

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Property & Casualty 0.3%
Allstate Corp. (The)
Senior Unsecured
05/16/19	7.450%	2,500,000	3,278,425
01/15/42	5.200%	1,000,000	1,186,842

Berkshire Hathaway Finance Corp.
01/15/21	4.250%	1,195,000	1,371,065
05/15/22	3.000%	1,000,000	1,041,846

Berkshire Hathaway, Inc. Senior Unsecured
08/15/21	3.750%	540,000	594,840

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	1,430,000	1,558,539
05/01/42	6.500%	740,000	832,528

Total			9,864,085

Railroads 0.4%
Burlington Northern Santa Fe LLC
Senior Unsecured
09/01/20	3.600%	1,881,000	2,037,236
03/01/41	5.050%	700,000	794,662
09/15/41	4.950%	1,500,000	1,691,787

CSX Corp.
Senior Unsecured
03/15/13	5.750%	1,000,000	1,010,306
06/01/21	4.250%	470,000	527,109
05/30/42	4.750%	1,280,000	1,378,300

Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	1,280,000	1,528,651

Union Pacific Corp.
Senior Unsecured
01/15/23	2.950%	1,000,000	1,033,924
09/15/41	4.750%	1,000,000	1,121,700

Total			11,123,675

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	1,500,000	1,596,764

Phillips 66
04/01/22	4.300%	1,760,000	1,966,657

Tesoro Corp.
10/01/22	5.375%	500,000	532,500

Total			4,095,921

REITs 1.1%
BRE Properties, Inc. Senior Unsecured
01/15/23	3.375%	1,000,000	989,828

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Boston Properties LP
Senior Unsecured
06/01/15	5.000%	755,000	824,791
02/01/23	3.850%	1,700,000	1,785,823

DDR Corp. Senior Unsecured
04/15/18	4.750%	3,680,000	4,078,445

Digital Realty Trust LP
07/15/15	4.500%	1,000,000	1,064,006

Essex Portfolio LP(a)
08/15/22	3.625%	1,290,000	1,287,781

HCP, Inc.
Senior Unsecured
02/01/16	3.750%	2,150,000	2,281,866
02/01/20	2.625%	2,000,000	1,992,194

Health Care REIT, Inc.
Senior Unsecured
03/15/18	2.250%	1,230,000	1,228,964
03/15/23	3.750%	2,170,000	2,174,023

ProLogis LP
06/01/13	6.300%	1,100,000	1,120,763
12/01/19	6.625%	400,000	476,618
03/15/20	6.875%	240,000	290,530

Reckson Operating Partnership LP Senior Unsecured
03/31/16	6.000%	670,000	734,610

SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured
03/15/20	7.750%	1,615,000	2,008,110

Simon Property Group LP
Senior Unsecured
12/01/15	5.750%	750,000	844,833
02/01/20	5.650%	1,945,000	2,334,029

UDR, Inc.
06/01/18	4.250%	1,130,000	1,236,907

Ventas Realty LP/Capital Corp.
11/30/15	3.125%	1,995,000	2,103,195
02/15/18	2.000%	1,000,000	1,000,646
04/30/19	4.000%	1,000,000	1,074,942
06/01/21	4.750%	700,000	765,505

WEA Finance LLC(a)
05/10/21	4.625%	1,040,000	1,164,500

Total			32,862,909

Restaurants 0.1%
McDonald’s Corp. Senior Unsecured
03/01/18	5.350%	700,000	844,325

Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	590,000	628,026

Total			1,472,351

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Retailers 0.6%
CVS Caremark Corp. Senior Unsecured
12/01/22	2.750%	3,400,000	3,412,651

Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	1,110,000	1,269,879

Home Depot, Inc. (The) Senior Unsecured
04/01/41	5.950%	2,490,000	3,362,175

Limited Brands, Inc. Senior Unsecured
07/15/17	6.900%	920,000	1,055,700

Lowe’s Companies, Inc. Senior Unsecured
04/15/42	4.650%	1,500,000	1,670,108

Macy’s Retail Holdings, Inc.
12/01/16	5.900%	438,000	514,656

Target Corp. Senior Unsecured
07/01/42	4.000%	760,000	780,808

Wal-Mart Stores, Inc.
Senior Unsecured
04/01/40	5.625%	3,500,000	4,539,630
04/15/41	5.625%	1,200,000	1,571,492

Total			18,177,099

Supermarkets 0.2%
Delhaize Group SA
06/15/17	6.500%	1,867,000	2,119,290

Kroger Co. (The)
08/15/17	6.400%	1,600,000	1,931,238

Safeway, Inc. Senior Unsecured
12/01/21	4.750%	1,060,000	1,092,113

Total			5,142,641

Technology 0.8%
Cisco Systems, Inc. Senior Unsecured
02/15/39	5.900%	830,000	1,080,204

Fidelity National Information Services, Inc.
03/15/22	5.000%	1,160,000	1,244,100

Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	6,000,000	5,844,936

Intel Corp. Senior Unsecured
12/15/17	1.350%	2,000,000	1,999,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	123

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	4,350,000	4,520,829

Intuit, Inc. Senior Unsecured
03/15/17	5.750%	2,170,000	2,503,186

Jabil Circuit, Inc.
Senior Unsecured
07/15/16	7.750%	1,910,000	2,244,250
12/15/20	5.625%	720,000	799,200
09/15/22	4.700%	750,000	788,438

Oracle Corp. Senior Unsecured
10/15/22	2.500%	3,000,000	3,027,027

Total			24,051,592

Textile —%
Hanesbrands, Inc.
12/15/20	6.375%	590,000	649,000

Tobacco 0.2%
Altria Group, Inc.
08/06/19	9.250%	1,058,000	1,471,828
08/09/22	2.850%	2,730,000	2,701,414

Philip Morris International, Inc. Senior Unsecured
05/17/21	4.125%	1,870,000	2,113,910

Total			6,287,152

Wireless 0.9%
America Movil SAB de CV
03/30/20	5.000%	1,030,000	1,198,376
Senior Unsecured
07/16/22	3.125%	2,420,000	2,459,804

American Tower Corp.
Senior Unsecured
04/01/15	4.625%	2,300,000	2,444,806
03/15/22	4.700%	1,500,000	1,659,622

CC Holdings GS V LLC(a)
Senior Secured
12/15/17	2.381%	1,810,000	1,818,849
04/15/23	3.849%	1,100,000	1,119,042

Cellco Partnership/Verizon Wireless Capital LLC
Senior Unsecured
02/01/14	5.550%	2,400,000	2,519,386
11/15/18	8.500%	3,400,000	4,677,380

Crown Castle International Corp. Senior Unsecured(a)
01/15/23	5.250%	810,000	866,700

SBA Telecommunications, Inc.
08/15/19	8.250%	1,298,000	1,450,515

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vodafone Group PLC
Senior Unsecured
12/16/13	5.000%	2,800,000	2,919,664
02/27/17	5.625%	2,170,000	2,546,395

Total			25,680,539

Wirelines 1.2%
AT&T, Inc.
Senior Unsecured
09/15/14	5.100%	1,000,000	1,074,199
08/15/21	3.875%	3,080,000	3,432,685
12/01/22	2.625%	1,500,000	1,502,467
02/15/39	6.550%	4,020,000	5,282,734
08/15/41	5.550%	540,000	648,067

British Telecommunications PLC Senior Unsecured
01/15/18	5.950%	3,265,000	3,901,822

CenturyLink, Inc.
Senior Unsecured
09/15/19	6.150%	1,505,000	1,652,072
03/15/22	5.800%	130,000	137,427
09/15/39	7.600%	860,000	892,682

Deutsche Telekom International Finance BV
08/20/18	6.750%	2,370,000	2,942,883

Deutsche Telekom International Finance BV(a)
03/06/17	2.250%	940,000	963,958

France Telecom SA Senior Unsecured
07/08/14	4.375%	1,300,000	1,368,156

Telecom Italia Capital SA
06/04/18	6.999%	1,320,000	1,508,760

Telefonica Emisiones SAU
07/15/19	5.877%	1,200,000	1,311,000
02/16/21	5.462%	1,390,000	1,484,616

Verizon Communications, Inc.
Senior Unsecured
11/01/18	8.750%	195,000	270,752
04/01/19	6.350%	2,500,000	3,159,462
04/01/39	7.350%	1,520,000	2,253,231
11/01/41	4.750%	420,000	476,397
11/01/42	3.850%	700,000	692,134

Windstream Corp.
11/01/17	7.875%	490,000	551,250

Total			35,506,754

Total Corporate Bonds & Notes
(Cost: $739,520,205)			792,057,666

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency 30.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)
05/01/41	2.582%	1,737,417	1,811,796
04/01/42	2.904%	930,747	978,725
07/01/40	3.270%	2,618,784	2,748,952
07/01/40	3.545%	2,296,474	2,429,776
02/01/41	3.730%	2,365,460	2,503,179
09/01/40	4.045%	4,346,614	4,622,369
08/01/36	6.160%	3,416,291	3,707,613

CMO Series 2684 Class FP
01/15/33	0.709%	6,232,926	6,246,638

Federal Home Loan Mortgage Corp.(c)
04/01/41	4.000%	19,799,942	21,985,248
11/01/22-06/01/33	5.000%	5,971,670	6,443,116
03/01/34-08/01/38	5.500%	12,573,661	13,664,181
02/01/38	6.000%	5,282,432	5,748,596

Federal National Mortgage Association(b)(c)
04/01/42	2.725%	5,811,250	6,086,482
08/01/41	3.094%	4,015,035	4,211,743
09/01/41	3.346%	2,077,855	2,191,222
08/01/40	3.869%	2,605,358	2,764,915
10/01/40	3.910%	5,057,734	5,364,465
03/01/40	3.961%	2,830,067	2,999,867
11/01/37	5.950%	1,036,052	1,130,577

CMO Series 2002-82 Class FP
02/25/32	0.710%	57,753	57,761

CMO Series 2005-106 Class UF
11/25/35	0.510%	4,841,220	4,864,613

CMO Series 2006-43 Class FM
06/25/36	0.510%	2,208,632	2,211,634

CMO Series 2007-36 Class FB
04/25/37	0.610%	7,546,960	7,619,781

Federal National Mortgage Association(c)
10/01/41-05/01/42	3.500%	18,783,912	20,065,937
10/01/40-01/01/42	4.000%	60,504,127	66,189,100
07/01/33-07/01/41	4.500%	66,172,950	73,384,347
07/01/31-08/01/39	5.000%	67,441,990	74,020,905
04/01/33-01/01/39	5.500%	53,738,530	58,805,190
12/01/33-09/01/37	6.000%	26,359,777	29,220,970
08/01/18-05/01/39	6.500%	5,457,895	6,070,986

Federal National Mortgage Association(c)(d)
01/01/43	3.000%	17,000,000	17,812,812
01/01/43	3.500%	60,000,000	63,967,968
01/01/43	4.000%	35,000,000	37,515,625
01/01/43	4.500%	44,000,000	47,528,593
01/01/43	5.000%	45,000,000	48,740,625

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Government National Mortgage Association(c)
06/20/42-07/20/42	3.500%	19,455,651	21,165,346
07/15/40-02/15/41	4.000%	49,435,680	54,316,754
02/15/40-06/15/41	4.500%	59,372,563	66,069,034
07/20/39-10/20/40	5.000%	36,444,346	40,263,333

Government National Mortgage Association(c)(d)
01/01/43	4.000%	30,000,000	32,901,564

Total Residential Mortgage-Backed Securities — Agency
(Cost: $847,198,254)			870,432,338

Residential Mortgage-Backed Securities — Non-Agency 2.5%
Banc of America Mortgage Securities, Inc. CMO Series 2004-7 Class 7A1(c)
08/25/19	5.000%	722,634	739,846

Banc of America Mortgage Trust CMO Series 2005-1 Class 1A15(c)
02/25/35	5.500%	2,973,000	3,134,814

Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(b)(c)
02/25/36	2.370%	1,909,537	1,849,759

Chase Mortgage Financial Corp. CMO Series 2006-S4 Class A3(c)
12/25/36	6.000%	970,347	959,588

Citicorp Mortgage Securities, Inc. CMO Series 2007-8 Class 1A3(c)
09/25/37	6.000%	1,460,671	1,523,815

Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-4 Class A(b)(c)
08/25/35	5.324%	3,446,834	3,480,092

Countrywide Home Loan Mortgage Pass-Through Trust(c)
CMO Series 2003-35 Class 1A3
09/25/18	5.000%	1,257,445	1,303,875

CMO Series 2004-4 Class A19
05/25/34	5.250%	2,194,413	2,299,528

CMO Series 2004-5 Class 2A4
05/25/34	5.500%	630,803	651,889

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-AR28 Class 2A1(b)(c)
12/25/33	2.827%	1,117,880	1,115,780

JPMorgan Mortgage Trust(b)(c)
CMO Series 2005-A4 Class 2A1
07/25/35	3.056%	2,488,933	2,454,098

CMO Series 2005-S2 Class 3A1
02/25/32	6.823%	2,183,276	2,201,379

JPMorgan Mortgage Trust(c)
CMO Series 2004-S2 Class 1A3
11/25/19	4.750%	1,172,025	1,182,449

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	125

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(b)(c)
11/21/34	2.630%	1,780,000	1,842,207

PHH Mortgage Capital LLC CMO Series 2007-6 Class A1(b)(c)
12/18/37	6.002%	1,819,319	1,926,706

Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(b)(c)
05/25/35	2.860%	3,048,694	3,170,569

Sequoia Mortgage Trust CMO Series 2012-1 Class 1A1(b)(c)
01/25/42	2.865%	2,279,683	2,338,852

WaMu Mortgage Pass-Through Certificates CMO Series 2003-S11 Class 3A5(c)
11/25/33	5.950%	1,302,563	1,379,083

Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-AR16 Class 3A2(b)(c)
03/25/35	2.662%	8,220,985	8,300,441

Wells Fargo Mortgage-Backed Securities Trust(b)(c)
CMO Series 2004-A Class A1
02/25/34	4.892%	1,417,496	1,455,628

CMO Series 2005-AR14 Class A1
08/25/35	5.331%	1,925,475	1,990,058

CMO Series 2005-AR8 Class 2A1
06/25/35	2.736%	944,448	962,560

CMO Series 2007-AR10 Class 1A1
01/25/38	6.056%	1,436,728	1,465,704

Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2003-12 Class A1
11/25/18	4.750%	1,185,259	1,226,011

CMO Series 2004-4 Class A9
05/25/34	5.500%	2,463,249	2,541,955

CMO Series 2005-17 Class 1A1
01/25/36	5.500%	553,544	572,354

CMO Series 2005-2 Class 1A1
04/25/35	5.500%	183,969	183,727

CMO Series 2005-5 Class 1A1
05/25/20	5.000%	529,340	555,377

CMO Series 2005-6 Class A1
08/25/35	5.250%	238,895	238,507

CMO Series 2005-9 Class 1A11
10/25/35	5.500%	2,877,983	3,063,176

CMO Series 2006-10 Class A19
08/25/36	6.000%	1,156,122	1,165,362

CMO Series 2006-10 Class A4
08/25/36	6.000%	2,547,660	2,640,681

CMO Series 2006-13 Class A5
10/25/36	6.000%	6,293,975	6,468,790

CMO Series 2006-3 Class A9
03/25/36	5.500%	1,147,003	1,155,753

CMO Series 2006-9 Class 1A15
08/25/36	6.000%	455,976	456,723

CMO Series 2007-13 Class A1
09/25/37	6.000%	1,875,724	1,883,418

CMO Series 2007-3 Class 3A1
04/25/22	5.500%	1,277,112	1,320,250

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-9 Class 1A8
07/25/37	5.500%	1,773,892	1,847,464

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $70,540,716)			73,048,268

Commercial Mortgage-Backed Securities — Non-Agency 4.9%
BB-UBS Trust Series 2012-SHOW Class A(a)(c)
11/05/36	3.430%	4,000,000	4,119,309

Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(c)
Series 2005-5 Class A4
10/10/45	5.115%	1,650,000	1,828,794

Series 2005-5 Class AM
10/10/45	5.176%	2,850,000	3,134,427

Banc of America Merrill Lynch Commercial Mortgage, Inc.(c)
Series 2004-6 Class A3
12/10/42	4.512%	2,063,011	2,087,209

Series 2005-1 Class A3
11/10/42	4.877%	178,614	178,502

Bear Stearns Commercial Mortgage Securities Series 2004-PWR3 Class A4(c)
02/11/41	4.715%	1,300,000	1,339,686

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c)
Series 2005-CD1 Class A3
07/15/44	5.219%	1,800,000	1,829,839

Series 2005-CD1 Class AM
07/15/44	5.219%	2,450,000	2,694,150

Commercial Mortgage Pass-Through Certificates Series 2004-LB2A Class A4(c)
03/10/39	4.715%	1,433,332	1,483,613

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A2(b)(c)
05/15/36	5.416%	5,400,000	5,667,975

GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A5(b)(c)
07/10/45	4.979%	637,542	636,936

GS Mortgage Securities Corp. II(a)(c)
Series 2012-ALOH Class A
04/10/34	3.551%	4,600,000	4,969,058

GS Mortgage Securities Corp. II(b)(c)
Series 2004-GG2 Class A6
08/10/38	5.396%	5,060,000	5,357,397

GS Mortgage Securities Corp. II(c)
Series 2005-GG4 Class A4
07/10/39	4.761%	7,600,000	8,190,748

Series 2005-GG4 Class A4A
07/10/39	4.751%	10,000,000	10,785,480

Greenwich Capital Commercial Funding Corp.(b)(c)
Series 2005-GG3 Class A4
08/10/42	4.799%	3,500,000	3,745,655

Series 2005-GG3 Class AJ
08/10/42	4.859%	1,900,000	2,008,277

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Greenwich Capital Commercial Funding Corp.(c)
Series 2005-GG3 Class A3
08/10/42	4.569%	5,205,435	5,216,746

LB-UBS Commercial Mortgage Trust(b)(c)
Series 2003-C7 Class A3
09/15/27	4.559%	2,713,988	2,712,648

Series 2004-C4 Class A4
06/15/29	5.533%	6,100,000	6,481,738

Series 2004-C8 Class AJ
12/15/39	4.858%	1,250,000	1,335,144

Series 2005-C5 Class AM
09/15/40	5.017%	7,000,000	7,611,772

Series 2005-C7 Class AM
11/15/40	5.263%	5,130,000	5,638,706

LB-UBS Commercial Mortgage Trust(c)
Series 2004-C1 Class A4
01/15/31	4.568%	5,775,000	5,987,775

Series 2004-C2 Class A4
03/15/36	4.367%	4,550,000	4,711,825

Series 2004-C7 Class A5
10/15/29	4.628%	1,890,020	1,923,460

Series 2005-C2 Class A4
04/15/30	4.998%	2,040,509	2,084,361

Series 2005-C3 Class A5
07/15/30	4.739%	3,650,000	3,950,621

Morgan Stanley Capital I Trust Series 2004-T13 Class A4(c)
09/13/45	4.660%	6,900,000	7,097,409

Morgan Stanley Capital I, Inc.(c)
Series 2005-T17 Class A5
12/13/41	4.780%	6,525,000	7,013,717

Series 2005-HQ6 Class A2A
08/13/42	4.882%	828,954	835,254

Wachovia Bank Commercial Mortgage Trust(b)(c)
Series 2005-C20 Class AMFX
07/15/42	5.179%	2,512,000	2,751,700

Wachovia Bank Commercial Mortgage Trust(c)
Series 2004-C11 Class A4
01/15/41	5.030%	747,044	748,021

Series 2004-C15 Class A3
10/15/41	4.502%	696,676	706,868

Series 2004-C15 Class A4
10/15/41	4.803%	13,475,500	14,370,138

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $139,922,466)			141,234,958

Asset-Backed Securities — Non-Agency 0.1%
CNH Equipment Trust Series 2011-B Class A2
12/15/14	0.710%	1,620,208	1,621,285

Total Asset-Backed Securities — Non-Agency
(Cost: $1,620,021)			1,621,285

Inflation-Indexed Bonds 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 4.8%
U.S. Treasury Inflation-Indexed Bond
01/15/15	1.625%	32,700,000	42,086,531
07/15/15	1.875%	53,050,000	68,781,393
04/15/14	1.250%	23,600,000	26,593,083

Total			137,461,007

Total Inflation-Indexed Bonds
(Cost: $136,816,834)			137,461,007

U.S. Treasury Obligations 29.3%
U.S. Treasury
01/15/13	1.375%	6,000,000	6,003,054
05/31/13	3.500%	32,700,000	33,154,726
08/15/13	0.750%	28,000,000	28,105,000
09/15/13	0.750%	17,000,000	17,071,060
10/15/13	0.500%	39,000,000	39,100,542
12/15/13	0.750%	35,000,000	35,185,938
02/15/14	1.250%	40,600,000	41,069,437
03/15/14	1.250%	42,000,000	42,518,437
04/15/14	1.250%	20,000,000	20,262,500
10/15/14	0.500%	34,000,000	34,154,054
07/31/15	1.750%	4,900,000	5,079,154
11/15/15	0.375%	60,000,000	60,056,280
06/30/16	1.500%	2,000,000	2,073,124
07/31/16	1.500%	23,200,000	24,055,500
01/31/17	0.875%	43,100,000	43,672,411
02/28/17	0.875%	38,000,000	38,498,750
06/30/17	0.750%	6,000,000	6,035,628
07/31/17	0.500%	22,000,000	21,867,648
10/31/17	0.750%	63,000,000	63,206,716
10/31/17	1.875%	10,000,000	10,563,280
11/30/17	0.625%	15,000,000	14,949,615
12/31/17	0.750%	20,000,000	20,032,820
02/28/18	2.750%	15,500,000	17,074,219
09/30/18	1.375%	2,400,000	2,467,126
11/30/18	1.375%	11,800,000	12,113,432
11/30/19	1.000%	25,000,000	24,757,800
08/15/22	1.625%	11,300,000	11,225,849
11/15/22	1.625%	51,500,000	50,920,625
08/15/26	6.750%	2,900,000	4,480,500
02/15/31	5.375%	52,500,000	74,943,750
02/15/40	4.625%	800,000	1,080,875
05/15/41	4.375%	1,200,000	1,563,374
11/15/41	3.125%	1,500,000	1,570,079
11/15/42	2.750%	42,800,000	41,168,250

Total U.S. Treasury Obligations
(Cost: $842,542,083)			850,081,553

U.S. Government & Agency Obligations 0.1%
Federal National Mortgage Association
11/15/30	6.625%	1,500,000	2,284,506

Total U.S. Government & Agency Obligations
(Cost: $2,270,691)			2,284,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	127

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Foreign Government Obligations(e) 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Brazil 0.6%
Brazilian Government International Bond
Senior Unsecured
01/15/19	5.875%	5,300,000	6,556,100
01/22/21	4.875%	3,060,000	3,677,705
01/07/41	5.625%	1,150,000	1,506,500

Petrobras International Finance Co.
01/20/20	5.750%	2,140,000	2,436,082
01/27/21	5.375%	3,470,000	3,898,890

Total			18,075,277

Canada 0.1%
Province of Ontario
Senior Unsecured
04/27/16	5.450%	1,550,000	1,789,320
09/21/16	1.600%	1,700,000	1,754,089

Total			3,543,409

Chile 0.1%
Chile Government International Bond
Senior Unsecured
09/14/21	3.250%	1,600,000	1,736,000
10/30/42	3.625%	950,000	938,125

Total			2,674,125

Colombia 0.1%
Colombia Government International Bond Senior Unsecured
07/12/21	4.375%	2,450,000	2,821,175

Germany 0.2%
KFW
Government Guaranteed
10/15/14	4.125%	2,290,000	2,440,281
06/01/16	2.000%	4,000,000	4,180,800

Total			6,621,081

Italy 0.1%
Republic of Italy Senior Unsecured
09/27/23	6.875%	900,000	1,045,220

Mexico 0.7%
Mexico Government International Bond
Senior Unsecured
01/15/17	5.625%	925,000	1,073,000
03/19/19	5.950%	4,720,000	5,805,600
01/15/20	5.125%	2,900,000	3,465,500
01/11/40	6.050%	1,210,000	1,622,610
03/08/44	4.750%	1,040,000	1,175,200

Pemex Project Funding Master Trust
03/05/20	6.000%	1,635,000	1,953,825
06/15/35	6.625%	470,000	596,900

Foreign Government Obligations(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Petroleos Mexicanos
01/24/22	4.875%		960,000	1,083,360
06/02/41	6.500%		850,000	1,066,750

Petroleos Mexicanos(a)
06/27/44	5.500%		700,000	770,000

Total				18,612,745

Norway 0.1%
Statoil ASA
01/17/23	2.450%		2,250,000	2,244,730

Peru 0.1%
Peruvian Government International Bond
Senior Unsecured
03/14/37	6.550%		780,000	1,127,100
11/18/50	5.625%		1,200,000	1,555,800

Total				2,682,900

Poland 0.1%
Poland Government International Bond
Senior Unsecured
07/16/15	3.875%		530,000	568,425
04/21/21	5.125%		1,095,000	1,298,670
03/17/23	3.000%		1,600,000	1,588,883

Total				3,455,978

South Korea 0.1%
Korea Development Bank (The)
Senior Unsecured
03/09/16	3.250%		1,450,000	1,518,717
09/09/16	4.000%		1,550,000	1,675,809

Total				3,194,526

United Kingdom 1.3%
United Kingdom Gilt
12/07/42	4.500%	GBP	18,090,000	37,464,299

Uruguay —%
Uruguay Government International Bond
11/20/45	4.125%		760,000	758,860

Total Foreign Government Obligations
(Cost: $96,570,995)				103,194,325

Municipal Bonds 1.5%
Issuer Description	Coupon Rate		Principal Amount ($)	Value ($)
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%		500,000	676,985

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)

Bay Area Toll Authority Revenue Bonds Build America Bonds Series 2010-S1
04/01/40	6.918%	725,000	996,542

City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1
12/01/37	6.271%	950,000	1,266,312

Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B
07/01/30	5.722%	2,050,000	2,472,156

Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/49	6.750%	1,550,000	2,128,925

Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
07/01/41	5.754%	850,000	1,100,444

Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
11/15/40	6.687%	1,000,000	1,280,040
11/15/40	6.814%	1,100,000	1,438,415

Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009
05/01/33	5.445%	1,700,000	2,082,568

New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009
01/01/40	7.414%	1,275,000	1,868,092
Series 2010A
01/01/41	7.102%	1,520,000	2,155,436

New York City Municipal Water Finance Authority Revenue Bonds Build America Bonds Series 2010
06/15/42	5.724%	2,000,000	2,597,660

Ohio State University (The) Revenue Bonds Build America Bonds Series 2010
06/01/40	4.910%	120,000	139,708

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)

Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2
12/01/34	4.879%	1,160,000	1,337,457

Port Authority of New York & New Jersey Revenue Bonds Consolidated #168 Series 2011
10/01/51	4.926%	1,500,000	1,632,735

Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010
05/15/36	6.156%	900,000	1,109,592

San Francisco City & County Public Utilities Commission Revenue Bonds Build America Bonds Series 2010
11/01/40	6.000%	1,050,000	1,295,794

Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010
04/01/32	5.876%	2,220,000	2,666,420

State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	800,000	1,108,584
Series 2010
11/01/40	7.600%	595,000	869,860

Taxable Build America Bonds
Series 2009
04/01/39	7.550%	400,000	573,992

State of Illinois Unlimited General Obligation Bonds Build America Bonds Series 2010
07/01/35	7.350%	920,000	1,116,153

Taxable Pension Bonds Series 2003
06/01/33	5.100%	2,820,000	2,782,325

Unlimited General Obligation Taxable Bonds
Series 2011
03/01/19	5.877%	2,380,000	2,730,550

State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/40	5.140%	3,000,000	3,635,610

University of Texas Revenue Bonds Build America Bonds Series 2010D
08/15/42	5.134%	2,000,000	2,454,500

Total Municipal Bonds
(Cost: $35,879,299)			43,516,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	129

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Money Market Funds 4.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(f)(g)	117,304,672	117,304,672

Total Money Market Funds
(Cost: $117,304,672)		117,304,672

Total Investments
(Cost: $3,030,186,236)		3,132,237,433

Other Assets & Liabilities, Net		(234,783,664)

Net Assets		2,897,453,769

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	January 25, 2013	469,095	358,910		4,743	—
		(USD)	(EUR	)

Barclays Bank PLC	January 25, 2013	16,946,764	10,463,000		48,782	—
		(USD)	(GBP	)

UBS Securities LLC	January 25, 2013	23,294,854	37,381,015		—	(457,919)
		(GBP)	(USD	)
Total					53,525	(457,919)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $68,843,423 or 2.38% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	29,576,245	1,210,936,304	(1,123,207,877)	117,304,672	151,582	117,304,672

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

EUR	Euro
GBP	British Pound
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	131

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	792,057,666	—	792,057,666

Residential Mortgage-Backed Securities - Agency	—	870,432,338	—	870,432,338

Residential Mortgage-Backed Securities - Non-Agency	—	73,048,268	—	73,048,268

Commercial Mortgage-Backed Securities - Non-Agency	—	141,234,958	—	141,234,958

Asset-Backed Securities - Non-Agency	—	1,621,285	—	1,621,285

Inflation-Indexed Bonds	—	137,461,007	—	137,461,007

U.S. Treasury Obligations	850,081,553	—	—	850,081,553

U.S. Government & Agency Obligations	—	2,284,506	—	2,284,506

Foreign Government Obligations	—	103,194,325	—	103,194,325

Municipal Bonds	—	43,516,855	—	43,516,855

Total Bonds	850,081,553	2,164,851,208	—	3,014,932,761

Other

Money Market Funds	117,304,672	—	—	117,304,672

Total Other	117,304,672	—	—	117,304,672

Investments in Securities	967,386,225	2,164,851,208	—	3,132,237,433

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	53,525	—	53,525

Liabilities

Forward Foreign Currency Exchange Contracts	—	(457,919)	—	(457,919)

Total	967,386,225	2,164,446,814	—	3,131,833,039

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – American Century Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%
Issuer	Shares	Value ($)

Consumer Discretionary 15.1%
Automobiles 0.7%

Harley-Davidson, Inc.	222,360	10,860,062

Distributors 0.3%

LKQ Corp.(a)	266,121	5,615,153

Hotels, Restaurants & Leisure 2.6%

Marriott International, Inc., Class A	306,828	11,435,479

McDonald’s Corp.	158,927	14,018,951

Starbucks Corp.	333,723	17,894,227

Total		43,348,657

Household Durables 1.1%

Mohawk Industries, Inc.(a)	96,895	8,766,091

PulteGroup, Inc.(a)	505,687	9,183,276

Total		17,949,367

Internet & Catalog Retail 2.5%

Amazon.com, Inc.(a)	132,227	33,207,489

Expedia, Inc.	155,773	9,572,251

Total		42,779,740

Media 3.9%

CBS Corp., Class B Non Voting	261,192	9,938,356

Comcast Corp., Class A	756,228	28,267,803

Scripps Networks Interactive, Inc., Class A	175,449	10,162,006

Viacom, Inc., Class B	315,730	16,651,600

Total		65,019,765

Multiline Retail 0.5%

Macy’s, Inc.	230,568	8,996,763

Specialty Retail 3.5%

Chico’s FAS, Inc.	255,161	4,710,272

Foot Locker, Inc.	138,240	4,440,269

GNC Holdings, Inc., Class A	265,927	8,850,051

Home Depot, Inc. (The)	198,624	12,284,894

Lowe’s Companies, Inc.	528,395	18,768,590

Urban Outfitters, Inc.(a)	256,981	10,114,772

Total		59,168,848

Total Consumer Discretionary		253,738,355

Consumer Staples 14.3%
Beverages 4.7%

Beam, Inc.	136,576	8,343,428

Brown-Forman Corp., Class B	59,437	3,759,390

Coca-Cola Co. (The)	924,683	33,519,759

Common Stocks (continued)
Issuer	Shares	Value ($)

Monster Beverage Corp.(a)	109,913	5,812,199

PepsiCo, Inc.	399,843	27,361,257

Total		78,796,033

Food & Staples Retailing 3.7%

Costco Wholesale Corp.	182,166	17,992,536

Wal-Mart Stores, Inc.	497,596	33,950,975

Whole Foods Market, Inc.	105,991	9,680,158

Total		61,623,669

Food Products 1.9%

Annie’s, Inc.(a)	71,517	2,390,813

Hershey Co. (The)	92,678	6,693,205

Kraft Foods Group, Inc.	234,402	10,658,259

Mead Johnson Nutrition Co.	179,043	11,797,143

Total		31,539,420

Household Products 0.9%

Church & Dwight Co., Inc.	100,897	5,405,052

Colgate-Palmolive Co.	96,238	10,060,721

Total		15,465,773

Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	196,595	11,768,177

Tobacco 2.4%

Philip Morris International, Inc.	488,994	40,899,458

Total Consumer Staples		240,092,530

Energy 4.6%
Energy Equipment & Services 2.6%

Core Laboratories NV	38,522	4,210,840

Oceaneering International, Inc.	254,832	13,707,413

Schlumberger Ltd.	379,284	26,280,589

Total		44,198,842

Oil, Gas & Consumable Fuels 2.0%

EOG Resources, Inc.	134,504	16,246,738

Noble Energy, Inc.	133,466	13,578,831

Occidental Petroleum Corp.	54,835	4,200,909

Total		34,026,478

Total Energy		78,225,320

Financials 4.2%
Commercial Banks 1.4%

SunTrust Banks, Inc.	464,726	13,174,982

Wells Fargo & Co.	285,585	9,761,296

Total		22,936,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	133

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 0.9%

Travelers Companies, Inc. (The)	216,267	15,532,296

Real Estate Investment Trusts (REITs) 1.5%

American Campus Communities, Inc.	157,356	7,258,832

Simon Property Group, Inc.	118,420	18,721,018

Total		25,979,850

Real Estate Management & Development 0.4%

CBRE Group, Inc., Class A(a)	349,756	6,960,144

Total Financials		71,408,568

Health Care 12.1%
Biotechnology 2.8%

Alexion Pharmaceuticals, Inc.(a)	92,876	8,712,698

Amgen, Inc.	211,873	18,288,877

Gilead Sciences, Inc.(a)	278,849	20,481,459

Total		47,483,034

Health Care Equipment & Supplies 1.6%

CareFusion Corp.(a)	152,564	4,360,279

Cooper Companies, Inc. (The)	45,770	4,232,809

Covidien PLC	99,423	5,740,684

DENTSPLY International, Inc.	113,151	4,481,911

IDEXX Laboratories, Inc.(a)	27,427	2,545,226

ResMed, Inc.	148,310	6,165,247

Total		27,526,156

Health Care Providers & Services 1.9%

AmerisourceBergen Corp.	387,740	16,742,613

Express Scripts Holding Co.(a)	267,428	14,441,112

Total		31,183,725

Life Sciences Tools & Services 0.5%

Waters Corp.(a)	87,811	7,650,095

Pharmaceuticals 5.3%

Abbott Laboratories	322,433	21,119,361

Allergan, Inc.	221,387	20,307,829

Bristol-Myers Squibb Co.	347,418	11,322,353

Eli Lilly & Co.	294,609	14,530,116

Johnson & Johnson	320,528	22,469,013

Total		89,748,672

Total Health Care		203,591,682

Industrials 11.5%
Aerospace & Defense 5.4%

Boeing Co. (The)	159,830	12,044,789

Honeywell International, Inc.	432,626	27,458,772

Common Stocks (continued)
Issuer	Shares	Value ($)

Precision Castparts Corp.	99,071	18,766,029

Textron, Inc.	350,452	8,687,705

United Technologies Corp.	296,705	24,332,777

Total		91,290,072

Air Freight & Logistics 1.0%

United Parcel Service, Inc., Class B	227,784	16,794,514

Airlines 0.3%

Alaska Air Group, Inc.(a)	99,409	4,283,534

Commercial Services & Supplies 0.5%

Tyco International Ltd.	316,028	9,243,819

Industrial Conglomerates 0.7%

Danaher Corp.	205,813	11,504,947

Machinery 1.9%

Deere & Co.	96,393	8,330,283

Flowserve Corp.	31,933	4,687,764

Illinois Tool Works, Inc.	237,672	14,452,834

Lincoln Electric Holdings, Inc.	92,489	4,502,365

Total		31,973,246

Road & Rail 1.7%

Union Pacific Corp.	223,378	28,083,082

Total Industrials		193,173,214

Information Technology 31.1%
Communications Equipment 3.3%

Cisco Systems, Inc.	730,322	14,350,827

Harris Corp.	89,551	4,384,417

Palo Alto Networks, Inc. (a)	86,622	4,636,009

QUALCOMM, Inc.	339,329	21,045,185

Riverbed Technology, Inc.(a)	530,655	10,464,517

Total		54,880,955

Computers & Peripherals 9.1%

Apple, Inc.	205,966	109,786,057

EMC Corp.(a)	1,049,104	26,542,331

NetApp, Inc.(a)	491,170	16,478,754

Total		152,807,142

Electronic Equipment, Instruments & Components 0.7%

Avnet, Inc.(a)	143,852	4,403,310

Trimble Navigation Ltd.(a)	126,991	7,591,522

Total		11,994,832

Internet Software & Services 3.9%

eBay, Inc.(a)	531,960	27,140,599

Google, Inc., Class A(a)	55,377	39,282,783

Total		66,423,382

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

IT Services 4.2%

International Business Machines Corp.	213,030	40,805,896

Mastercard, Inc., Class A	59,847	29,401,634

Total		70,207,530

Semiconductors & Semiconductor Equipment 3.1%

Intel Corp.	701,838	14,478,918

Linear Technology Corp.	425,661	14,600,172

Teradyne, Inc.(a)	718,842	12,141,241

Xilinx, Inc.	301,415	10,820,799

Total		52,041,130

Software 6.8%

Cadence Design Systems, Inc.(a)	686,988	9,281,208

CommVault Systems, Inc.(a)	68,850	4,799,533

Microsoft Corp.	1,481,449	39,599,132

NetSuite, Inc.(a)	61,863	4,163,380

Oracle Corp.	1,189,270	39,626,476

Salesforce.com, Inc.(a)	57,956	9,742,404

ServiceNow, Inc.(a)	113,566	3,410,387

Splunk, Inc.(a)	156,390	4,538,438

Total		115,160,958

Total Information Technology		523,515,929

Materials 3.1%
Chemicals 2.5%

Agrium, Inc.	90,769	9,068,731

Monsanto Co.	301,712	28,557,041

WR Grace & Co.(a)	63,573	4,274,013

Total		41,899,785

Metals & Mining 0.6%

Coeur d’Alene Mines Corp.(a)	172,955	4,254,693

Nucor Corp.	148,001	6,390,683

Total		10,645,376

Total Materials		52,545,161

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 3.3%
Diversified Telecommunication Services 1.2%

Verizon Communications, Inc.	467,478	20,227,773

Wireless Telecommunication Services 2.1%

Crown Castle International Corp.(a)	258,964	18,686,842

SBA Communications Corp., Class A(a)	230,300	16,355,906

Total		35,042,748

Total Telecommunication Services		55,270,521

Utilities 0.3%
Multi-Utilities 0.3%

DTE Energy Co.	89,223	5,357,841

Total Utilities		5,357,841

Total Common Stocks
(Cost: $1,503,463,882)		1,676,919,121

Exchange-Traded Funds 0.3%
	Shares	Value ($)

iShares Russell 1000 Growth Index Fund	77,639	5,084,578

Total Exchange-Traded Funds
(Cost: $5,118,950)		5,084,578

Money Market Funds 0.2%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	3,993,017	3,993,017

Total Money Market Funds
(Cost: $3,993,017)		3,993,017

Total Investments
(Cost: $1,512,575,849)		1,685,996,716

Other Assets & Liabilities, Net		(1,688,146)

Net Assets		1,684,308,570

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	31,392,965	309,528,643	(336,928,591)	3,993,017	22,426	3,993,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	135

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	253,738,355	—	—	253,738,355

Consumer Staples	240,092,530	—	—	240,092,530

Energy	78,225,320	—	—	78,225,320

Financials	71,408,568	—	—	71,408,568

Health Care	203,591,682	—	—	203,591,682

Industrials	193,173,214	—	—	193,173,214

Information Technology	523,515,929	—	—	523,515,929

Materials	52,545,161	—	—	52,545,161

Telecommunication Services	55,270,521	—	—	55,270,521

Utilities	5,357,841	—	—	5,357,841

Exchange-Traded Funds	5,084,578	—	—	5,084,578

Total Equity Securities	1,682,003,699	—	—	1,682,003,699

Other

Money Market Funds	3,993,017	—	—	3,993,017

Total Other	3,993,017	—	—	3,993,017

Total	1,685,996,716	—	—	1,685,996,716

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	137

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%
Issuer	Shares	Value($)

Argentina 0.3%
Arcos Dorados Holdings, Inc., Class A	160,000	1,913,600

Australia 4.5%
Beadell Resources Ltd(a)	1,580,580	1,633,054

Challenger Ltd.	1,310,000	4,881,197

Cochlear Ltd.	44,534	3,691,849

Commonwealth Property Office Fund	4,490,000	4,783,350

Domino’s Pizza Enterprises Ltd.	222,277	2,436,476

Insurance Australia Group Ltd.	632,966	3,117,575

Regis Resources Ltd.(a)	175,105	939,691

SAI Global Ltd.	487,000	2,163,589

UGL Ltd.	323,000	3,687,178

Total		27,333,959

Belgium 0.4%
EVS Broadcast Equipment SA	39,354	2,313,940

Brazil 2.2%
Localiza Rent a Car SA	329,000	6,025,641

Mills Estruturas e Servicos de Engenharia SA	160,000	2,656,898

Multiplus SA	107,700	2,510,107

Odontoprev SA	427,800	2,241,902

Total		13,434,548

Cambodia 0.5%
NagaCorp Ltd.	5,382,000	3,288,112

Canada 4.2%
AG Growth International, Inc.	49,877	1,572,477

Alliance Grain Traders, Inc.	94,200	1,236,807

Americas Petrogas, Inc.(a)	155,000	467,478

Athabasca Oil Corp.(a)	42,000	441,238

Baytex Energy Corp.	24,713	1,065,091

Black Diamond Group Ltd.	62,994	1,269,759

CAE, Inc.	260,701	2,639,247

Canacol Energy Ltd.(a)	61,180	196,204

CCL Industries, Inc., Class B	124,811	5,394,214

Celtic Exploration Ltd.(a)	41,800	1,104,777

Crew Energy, Inc.(a)	30,400	198,347

DeeThree Exploration Ltd.(a)	97,742	639,691

Horizon North Logistics, Inc.	177,550	1,226,268

Madalena Ventures, Inc.(a)	558,000	215,975

Common Stocks (continued)
Issuer	Shares	Value ($)

Onex Corp.	58,571	2,465,435

Pan Orient Energy Corp.	132,433	390,096

ShawCor Ltd., Class A	96,813	3,794,852

Southern Arc Minerals, Inc.(a)	674,492	172,912

Sterling Resources Ltd.(a)	180,000	135,719

Turquoise Hill Resources Ltd.(a)	81,919	623,404

Total		25,249,991

Chile 0.4%
Vina Concha y Toro SA	1,223,871	2,384,062

China 1.2%
51job, Inc., ADR(a)	30,980	1,448,315

New Oriental Education & Technology Group, ADR	90,000	1,748,700

Want Want China Holdings Ltd.	2,079,000	2,913,523

Zhaojin Mining Industry Co., Ltd., Class H	877,960	1,405,248

Total		7,515,786

Colombia —%
Gulf United Energy, Inc.(a)	1,785,624	13,303

Czech Republic 0.4%
Komercni Banka AS	11,673	2,467,637

Denmark 1.2%
Novozymes A/S, Class B	96,277	2,732,980

SimCorp AS	15,011	3,356,846

Solar A/S	19,700	902,120

Total		6,991,946

Finland 0.6%
Stockmann OYJ Abp, Class B	108,154	1,942,642

Vacon PLC	36,000	1,910,233

Total		3,852,875

France 2.7%
Eurofins Scientific	49,168	7,997,975

Hi-Media SA(a)	150,963	415,714

Neopost SA	67,915	3,601,653

Norbert Dentressangle SA	29,300	2,260,528

Saft Groupe SA	87,140	2,050,738

Total		16,326,608

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Germany 3.7%
Bertrandt AG	15,963	1,602,691

CTS Eventim AG	53,475	1,884,263

Deutsche Beteiligungs AG	32,724	845,017

Duerr AG	25,094	2,248,626

ElringKlinger AG	31,900	1,081,918

Norma Group AG	89,838	2,490,217

Pfeiffer Vacuum Technology AG	18,700	2,278,823

Rational AG	12,689	3,665,400

TAG Immobilien AG	159,569	1,999,868

Wirecard AG	171,120	4,224,516

Total		22,321,339

Guatemala 0.4%
Tahoe Resources, Inc.(a)	126,534	2,315,189

Hong Kong 4.8%
AAC Technologies Holdings, Inc.	777,000	2,755,102

AMVIG Holdings Ltd.	2,800,000	1,022,340

Digital China Holdings Ltd.	1,988,000	3,437,814

Lifestyle International Holdings Ltd.	1,965,500	4,862,017

Melco Crown Entertainment Ltd., ADR(a)	573,309	9,654,524

Melco International Development Ltd.	1,100,000	1,305,968

MGM China Holdings Ltd.	893,600	1,645,862

REXLot Holdings Ltd.	17,000,000	1,304,220

Sa Sa International Holdings Ltd.	2,668,000	2,215,439

Vitasoy International Holdings Ltd.	993,700	1,022,391

Total		29,225,677

India 2.9%
Adani Ports and Special Economic Zone	765,331	1,901,903

Asian Paints Ltd.	30,636	2,495,430

Bharti Infratel Ltd(a)	455,500	1,610,337

Bosch Ltd	5,560	973,287

Colgate Palmolive	49,000	1,414,350

Redington India Ltd.	1,249,000	1,987,648

REI Agro Ltd.	991,998	193,728

SKIL Ports & Logistics Ltd.(a)	135,000	231,362

Titan Industries Ltd.	153,400	804,050

TTK Prestige Ltd.	8,500	528,144

United Breweries Ltd.	201,143	3,448,454

Common Stocks (continued)
Issuer	Shares	Value ($)

Yes Bank Ltd.	255,000	2,171,826

Total		17,760,519

Indonesia 1.8%
Archipelago Resources PLC(a)	2,837,329	2,765,459

PT Ace Hardware Indonesia Tbk	21,390,000	1,829,581

PT Mayora Indah Tbk	412,000	858,122

PT Mitra Adiperkasa Tbk	1,189,000	821,764

PT MNC Sky Vision Tbk(a)	3,277,000	816,062

PT Surya Citra Media Tbk	3,615,000	843,969

PT Tower Bersama Infrastructure Tbk(a)	5,177,900	3,065,010

Total		10,999,967

Israel 0.7%
Caesar Stone Sdot Yam Ltd.(a)	60,314	974,071

Israel Chemicals Ltd.	282,053	3,396,805

Total		4,370,876

Italy 1.3%
CIR – Compagnie Industriali Riunite SpA	443,939	468,036

Geox SpA	803,000	2,330,581

Pirelli & C SpA	289,856	3,339,633

Tod’s SpA	15,027	1,907,974

Total		8,046,224

Japan 16.0%
Advance Residence Investment Corp.	860	1,762,717

Aeon Delight Co., Ltd.	87,000	1,703,017

Aeon Mall Co., Ltd.	71,000	1,746,676

Ain Pharmaciez, Inc.	4,797	262,403

Asahi Diamond Industrial Co., Ltd.	180,500	1,786,168

Benesse Holdings, Inc.	40,000	1,664,655

Daiseki Co., Ltd.	144,724	2,001,673

Disco Corp.	37,000	1,928,706

Doshisha Co., Ltd.	77,600	2,032,491

FP Corp.	32,900	2,188,698

Global One Reit	280	1,668,429

Glory Ltd.	163,020	3,778,066

GLP J-Reit(a)	460	351,498

Hamamatsu Photonics KK	54,100	1,967,012

Horiba Ltd.	72,000	2,088,202

Hoshizaki Electric Co., Ltd.	140,700	3,741,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	139

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Icom, Inc.	70,056	1,564,288

ITOCHU Techno-Solutions Corp.	36,000	1,482,421

Japan Airport Terminal Co., Ltd.	213,000	2,198,887

Jupiter Telecommunications Co., Ltd.	2,610	3,250,638

Kansai Paint Co., Ltd.	497,211	5,358,384

Kenedix Realty Investment Corp.	652	2,272,911

Kintetsu World Express, Inc.	84,108	2,812,603

Kuraray Co., Ltd.	266,300	3,490,970

LifeNet Insurance Co.(a)	138,000	1,181,369

Miraca Holdings, Inc.	73,855	2,977,891

MISUMI Group, Inc.	70,700	1,932,215

MonotaRO Co., Ltd	1,000	32,218

Mori Hills REIT Investment Corp.	440	2,361,572

Nabtesco Corp.	64,000	1,429,521

Nakanishi, Inc.	25,339	2,524,343

NGK Insulators Ltd.	219,100	2,599,114

Nihon Parkerizing Co., Ltd.	118,390	1,703,014

Nippon Paint Co., Ltd	142,000	1,221,403

ORIX JREIT, Inc.	695	3,427,709

Park24 Co., Ltd.	229,000	3,616,583

Rinnai Corp.	3,600	244,598

Sanrio Co., Ltd.	86,100	2,746,925

Seven Bank Ltd.	1,806,800	4,765,961

Shimano, Inc.	5,600	358,585

Sintokogio Ltd.	177,800	1,413,939

Start Today Co., Ltd.	259,444	2,401,732

Torishima Pump Manufacturing Co., Ltd.	27,671	222,875

Ushio, Inc.	128,801	1,412,395

Wacom Co., Ltd.	1,970	5,186,510

Total		96,863,110

Kazakhstan 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR(a)	460,221	3,773,812

Luxembourg 0.7%
L’Occitane International SA	1,389,250	4,445,369

Mexico 1.4%
Genomma Lab Internacional SA de CV, Class B(a)	1,022,100	2,100,135

Grupo Aeroportuario del Sureste SAB de CV, ADR	53,347	6,081,558

Grupo Herdez SAB de CV	162,800	500,505

Total		8,682,198

Common Stocks (continued)
Issuer	Shares	Value ($)

Mongolia 0.7%
Mongolian Mining Corp.(a)	6,656,700	3,298,949

Turquoise Hill Resources Ltd.(a)	96,235	735,283

Total		4,034,232

Netherlands 5.0%
Aalberts Industries NV	260,441	5,452,612

Arcadis NV	112,311	2,666,650

Core Laboratories NV	13,608	1,487,490

Fugro NV-CVA	31,486	1,868,311

Gemalto NV	64,878	5,856,202

Koninklijke Vopak NV	24,066	1,701,169

Royal Imtech NV	188,364	4,375,135

TKH Group NV	96,683	2,502,538

Unit4 NV	139,958	4,224,842

Total		30,134,949

New Zealand 0.3%
Telecom Corp. of New Zealand Ltd.	930,785	1,761,801

Norway 0.5%
Atea ASA	267,520	2,862,177

Philippines 0.9%
International Container Terminal Services, Inc.	790,700	1,428,470

Manila Water Co., Inc.	1,877,800	1,466,617

SM Prime Holdings, Inc.	6,565,650	2,646,580

Total		5,541,667

Portugal 0.3%
REN – Redes Energeticas Nacionais SGPS SA	738,808	2,004,016

Russian Federation 0.4%
Yandex NV, Class A(a)	104,643	2,257,150

Singapore 3.9%
Ascendas Real Estate Investment Trust	1,900,000	3,718,150

CDL Hospitality Trusts	1,787,000	2,761,670

Goodpack Ltd.	1,284,000	1,942,921

Mapletree Commercial Trust	3,800,000	3,798,454

Mapletree Industrial Trust	2,600,000	2,903,135

Mapletree Logistics Trust	3,587,000	3,375,876

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Olam International Ltd.	1,350,000	1,734,114

Petra Foods Ltd.	455,000	1,283,564

Singapore Exchange Ltd.	312,000	1,813,061

Total		23,330,945

South Africa 4.6%
Coronation Fund Managers Ltd.	1,061,169	4,968,269

Massmart Holdings Ltd.	199,237	4,517,228

Mr. Price Group Ltd.	237,089	3,929,314

Naspers Ltd., Class N	104,042	6,720,158

Northam Platinum Ltd.	778,311	3,522,897

RMI Holdings	1,705,929	4,183,364

Total		27,841,230

South Korea 3.3%
Busan Bank	163,000	2,021,121

Coway Co., Ltd.(a)	53,320	2,169,008

Hana Tour Service, Inc.	18,000	1,031,918

Handsome Co., Ltd.	59,600	1,644,400

Hite Jinro Co., Ltd.	71,510	2,030,103

iMarketKorea, Inc.	68,963	1,837,183

KCC Corp.	6,600	1,844,519

KEPCO Plant Service & Engineering Co., Ltd.	28,740	1,640,029

Lotte Chilsung Beverage Co., Ltd	1,347	1,906,828

Nexen Tire Corp.	59,070	887,931

Paradise Co., Ltd	51,178	827,976

Samsung Engineering Co., Ltd.	12,000	1,869,569

Total		19,710,585

Sweden 2.5%
Hexagon AB, Class B	351,866	8,898,071

Sweco AB, Class B	370,696	4,161,185

Unibet Group PLC, SDR	61,091	1,955,813

Total		15,015,069

Switzerland 3.7%
Dufry AG, Registered Shares(a)	36,585	4,837,709

Geberit AG	22,778	5,049,320

Kuehne & Nagel International AG	14,546	1,753,654

Partners Group Holding AG	25,132	5,810,006

Sika AG	1,327	3,069,279

Zehnder Group AG	33,835	1,636,111

Total		22,156,079

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan 6.4%
Advantech Co., Ltd.	618,000	2,618,825

Chipbond Technology Corp.	65,000	128,348

Chroma ATE, Inc.	914,000	2,045,765

CTCI Corp.	1,722,000	3,421,048

Far EasTone Telecommunications Co., Ltd.	3,521,000	8,990,446

FLEXium Interconnect, Inc.	545,000	1,931,409

Lung Yen Life Service Corp.	573,000	1,853,555

Pchome Online, Inc.	290,000	1,353,568

President Chain Store Corp.	272,500	1,462,059

Radiant Opto-Electronics Corp.	219,720	912,393

Simplo Technology Co., Ltd.	479,591	2,437,717

St. Shine Optical Co., Ltd.	175,000	2,676,560

Taiwan Hon Chuan Enterprise Co., Ltd.	959,000	2,110,161

Taiwan Mobile Co., Ltd.	1,500,000	5,543,332

Tripod Technology Corp.	537,288	1,161,575

Total		38,646,761

Thailand 1.0%
Home Product Center PCL, Foreign Registered Shares	11,400,000	4,739,958

Siam Makro PCL	105,600	1,544,470

Total		6,284,428

Turkey 0.1%
Bizim Toptan Satis Magazalari AS	48,784	762,326

United Kingdom 7.2%
Abcam PLC	313,000	1,958,815

Aggreko PLC	78,159	2,230,546

ASOS PLC(a)	57,926	2,555,012

BBA Aviation PLC	751,642	2,742,925

Charles Taylor PLC	1,572,000	4,302,875

Domino’s Pizza Group PLC	339,751	2,773,499

Elementis PLC	625,700	2,389,076

Greggs PLC	243,247	1,814,559

Intertek Group PLC	76,000	3,860,549

Jardine Lloyd Thompson Group PLC	290,000	3,755,595

Premier Oil PLC(a)	133,720	739,937

PureCircle Ltd.(a)	381,457	1,468,589

Rightmove PLC	85,389	2,007,465

Rotork PLC	5,439	227,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	141

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Rowan Companies PLC, Class A(a)	52,000	1,626,040

Shaftesbury PLC	151,733	1,395,818

Smith & Nephew PLC	161,498	1,785,182

Spirax-Sarco Engineering PLC	73,850	2,765,204

Tullow Oil PLC	35,286	735,622

WH Smith PLC	198,602	2,173,575

Total		43,307,926

United States 2.8%

Atwood Oceanics, Inc.(a)	85,044	3,894,165

BioMarin Pharmaceutical, Inc.(a)	83,000	4,087,750

FMC Technologies, Inc.(a)	51,258	2,195,380

Hornbeck Offshore Services, Inc.(a)	41,627	1,429,471

Textainer Group Holdings Ltd.	114,084	3,589,082

World Fuel Services Corp.	40,516	1,668,044

Total		16,863,892

Total Common Stocks
(Cost: $491,848,223)		584,405,880

Rights —%
Issuer	Shares	Value ($)

Singapore —%
Olam International Ltd.(a)(b)(c)	422,550	100,044

Total Rights
(Cost: $—)		100,044

Mutual Funds —%
Thailand —%
Samui Airport Property Fund Leasehold	254,700	139,881

Total Mutual Funds
(Cost: $124,741)		139,881

Money Market Funds 3.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(d)(e)	20,706,915	20,706,915

Total Money Market Funds
(Cost: $20,706,915)		20,706,915

Total Investments
(Cost: $512,679,879)		605,352,720

Other Assets & Liabilities, Net		726,500

Net Assets		606,079,220

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $100,044, which represents 0.02% of net assets.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $100,044, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Olam International Ltd.	12/28/12	—

(d)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,236,307	110,048,806	(132,578,198)	20,706,915	48,127	20,706,915

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	143

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	13,316,824	93,829,960	—	107,146,784

Consumer Staples	4,121,374	28,636,811	—	32,758,185

Energy	20,963,361	3,343,870	—	24,307,231

Financials	2,465,435	91,033,098	—	93,498,533

Health Care	8,429,787	23,612,615	—	32,042,402

Industrials	29,019,353	111,147,683	—	140,167,036

Information Technology	2,257,150	72,828,088	—	75,085,238

Materials	10,215,073	44,743,840	—	54,958,913

Telecommunication Services	—	20,970,925	—	20,970,925

Utilities	—	3,470,633	—	3,470,633

Rights

Consumer Staples	—	100,044	—	100,044

Total Equity Securities	90,788,357	493,717,567	—	584,505,924

Other

Mutual Funds	—	139,881	—	139,881

Money Market Funds	20,706,915	—	—	20,706,915

Total Other	20,706,915	139,881	—	20,846,796

Total	111,495,272	493,857,448	—	605,352,720

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%
Issuer	Shares	Value ($)

Consumer Discretionary 16.3%
Auto Components 1.6%

Dorman Products, Inc.	116,000	4,099,440

Drew Industries, Inc.(a)	218,000	7,030,500

Total		11,129,940

Distributors 0.8%

Pool Corp.	131,000	5,543,920

Hotels, Restaurants & Leisure 6.9%

Bally Technologies, Inc.(a)	156,000	6,974,760

Bravo Brio Restaurant Group, Inc.(a)	156,000	2,095,080

Choice Hotels International, Inc.	109,469	3,680,348

Domino’s Pizza, Inc.	68,000	2,961,400

Life Time Fitness, Inc.(a)	129,000	6,348,090

Penn National Gaming, Inc.(a)	39,000	1,915,290

Pinnacle Entertainment, Inc.(a)	448,000	7,091,840

Ryman Hospitality Properties	425,062	16,347,884

Vail Resorts, Inc.	34,000	1,839,060

Total		49,253,752

Household Durables 1.5%

Cavco Industries, Inc.(a)	101,000	5,047,980

Helen of Troy Ltd.(a)	182,000	6,076,980

Total		11,124,960

Internet & Catalog Retail 0.7%

Shutterfly, Inc.(a)	162,000	4,838,940

Media 0.4%

Lamar Advertising Co., Class A(a)	70,000	2,712,500

Multiline Retail 0.4%

Saks, Inc.(a)	284,000	2,984,840

Specialty Retail 2.8%

Abercrombie & Fitch Co., Class A	189,000	9,066,330

GNC Holdings, Inc., Class A	104,000	3,461,120

Pier 1 Imports, Inc.	391,000	7,820,000

Total		20,347,450

Textiles, Apparel & Luxury Goods 1.2%

Deckers Outdoor Corp.(a)	83,000	3,342,410

lululemon athletica, Inc.(a)	46,500	3,544,695

Steven Madden Ltd.(a)	41,000	1,733,070

Total		8,620,175

Total Consumer Discretionary		116,556,477

Common Stocks (continued)
Issuer	Shares	Value ($)

Consumer Staples 0.3%
Food & Staples Retailing 0.3%

Casey’s General Stores, Inc.	43,000	2,283,300

Total Consumer Staples		2,283,300

Energy 3.9%
Energy Equipment & Services 1.9%

Atwood Oceanics, Inc.(a)	240,900	11,030,811

Core Laboratories NV	22,000	2,404,820

Total		13,435,631

Oil, Gas & Consumable Fuels 2.0%

Laredo Petroleum Holdings, Inc.(a)	105,000	1,906,800

PDC Energy, Inc.(a)	85,000	2,822,850

Rosetta Resources, Inc.(a)	83,000	3,764,880

SM Energy Co.	67,000	3,498,070

World Fuel Services Corp.	60,000	2,470,200

Total		14,462,800

Total Energy		27,898,431

Financials 17.6%
Capital Markets 1.8%

Eaton Vance Corp.	120,000	3,822,000

SEI Investments Co.	371,000	8,659,140

Total		12,481,140

Commercial Banks 6.4%

Associated Banc-Corp.	387,000	5,077,440

City National Corp.	113,000	5,595,760

First Busey Corp.	692,000	3,217,800

First Commonwealth Financial Corp.	366,000	2,496,120

Guaranty Bancorp(a)	291,000	567,450

Hancock Holding Co.	122,918	3,901,417

Lakeland Financial Corp.	170,000	4,392,800

MB Financial, Inc.	256,000	5,056,000

Sandy Spring Bancorp, Inc.	57,000	1,106,940

SVB Financial Group(a)	98,000	5,485,060

TCF Financial Corp.	271,000	3,292,650

Valley National Bancorp	255,249	2,373,816

Virginia Commerce Bancorp, Inc.(a)	367,964	3,293,278

Total		45,856,531

Diversified Financial Services 0.5%

Leucadia National Corp.	148,000	3,520,920

Insurance 1.9%

Allied World Assurance Co. Holdings AG	41,000	3,230,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	145

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Enstar Group Ltd.(a)	40,000	4,479,200

Selective Insurance Group, Inc.	156,000	3,006,120

Tower Group, Inc.	155,000	2,754,350

Total		13,470,470

Real Estate Investment Trusts (REITs) 4.7%

BioMed Realty Trust, Inc.	333,000	6,436,890

DuPont Fabros Technology, Inc.	123,300	2,978,928

Education Realty Trust, Inc.	528,500	5,623,240

Extra Space Storage, Inc.	282,000	10,261,980

Kite Realty Group Trust	810,000	4,527,900

Summit Hotel Properties, Inc.	426,000	4,047,000

Total		33,875,938

Real Estate Management & Development 0.3%

St. Joe Co. (The)(a)	100,000	2,308,000

Thrifts & Mortgage Finance 2.0%

Berkshire Hills Bancorp, Inc.	81,000	1,932,660

Provident New York Bancorp	210,000	1,955,100

Simplicity Bancorp, Inc.	106,541	1,592,788

TrustCo Bank Corp.	666,700	3,520,176

ViewPoint Financial Group, Inc.	254,000	5,318,760

Total		14,319,484

Total Financials		125,832,483

Health Care 10.9%
Biotechnology 5.3%

Ariad Pharmaceuticals, Inc.(a)	214,000	4,104,520

BioMarin Pharmaceutical, Inc.(a)	115,000	5,663,750

Cepheid, Inc.(a)	231,800	7,837,158

Chelsea Therapeutics International Ltd.(a)	343,400	260,984

InterMune, Inc.(a)	80,000	775,200

NPS Pharmaceuticals, Inc.(a)	466,232	4,242,711

Onyx Pharmaceuticals, Inc.(a)	54,000	4,078,620

Raptor Pharmaceutical Corp.(a)	105,000	614,250

Seattle Genetics, Inc.(a)	266,304	6,178,253

Synageva Biopharma Corp.(a)	85,214	3,944,556

Total		37,700,002

Health Care Equipment & Supplies 1.4%

Sirona Dental Systems, Inc.(a)	151,000	9,733,460

Health Care Providers & Services 1.1%

Health Management Associates, Inc., Class A(a)	548,500	5,112,020

HealthSouth Corp.(a)	126,000	2,659,860

Total		7,771,880

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 2.5%

Mettler-Toledo International, Inc.(a)	72,000	13,917,600

Techne Corp.	64,000	4,373,760

Total		18,291,360

Pharmaceuticals 0.6%

Akorn, Inc.(a)	350,000	4,676,000

Total Health Care		78,172,702

Industrials 27.2%
Aerospace & Defense 1.8%

HEICO Corp., Class A	160,000	5,116,800

Moog, Inc., Class A(a)	190,000	7,795,700

Total		12,912,500

Air Freight & Logistics 0.8%

Forward Air Corp.	153,704	5,381,177

Commercial Services & Supplies 2.8%

Acorn Energy, Inc.	227,031	1,773,112

Interface, Inc.	175,000	2,814,000

Knoll, Inc.	379,000	5,821,440

McGrath Rentcorp	230,000	6,674,600

Mobile Mini, Inc.(a)	150,000	3,124,500

Total		20,207,652

Electrical Equipment 5.9%

Acuity Brands, Inc.	91,500	6,197,295

AMETEK, Inc.	377,100	14,167,647

Generac Holdings, Inc.	139,000	4,769,090

II-VI, Inc.(a)	549,000	10,030,230

Polypore International, Inc.(a)	90,000	4,185,000

Thermon Group Holdings, Inc.(a)	120,000	2,703,600

Total		42,052,862

Machinery 8.7%

Chart Industries, Inc.(a)	12,144	809,641

Donaldson Co., Inc.	350,000	11,494,000

ESCO Technologies, Inc.	220,000	8,230,200

Kennametal, Inc.	235,000	9,400,000

Middleby Corp.(a)	11,000	1,410,310

Nordson Corp.	334,000	21,082,080

Oshkosh Corp.(a)	65,000	1,927,250

Toro Co. (The)	106,800	4,590,264

Wabtec Corp.	42,000	3,676,680

Total		62,620,425

Marine 0.7%

Kirby Corp.(a)	74,000	4,579,860

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Professional Services 1.0%

GP Strategies Corp.(a)	129,000	2,663,850

Insperity, Inc.	102,000	3,321,120

RCM Technologies, Inc.	189,000	954,450

Total		6,939,420

Road & Rail 2.0%

Avis Budget Group, Inc.(a)	373,500	7,402,770

Heartland Express, Inc.	181,000	2,365,670

Hertz Global Holdings, Inc.(a)	294,000	4,783,380

Total		14,551,820

Trading Companies & Distributors 3.5%

CAI International, Inc.(a)	254,121	5,577,956

H&E Equipment Services, Inc.	272,400	4,105,068

Rush Enterprises, Inc., Class A(a)	240,100	4,962,867

Rush Enterprises, Inc., Class B(a)	100,000	1,731,000

Textainer Group Holdings Ltd.	182,000	5,725,720

WESCO International, Inc.(a)	48,000	3,236,640

Total		25,339,251

Total Industrials		194,584,967

Information Technology 19.2%
Communications Equipment 1.4%

Finisar Corp.(a)	210,800	3,436,040

Ixia(a)	299,000	5,077,020

NETGEAR, Inc.(a)	38,000	1,497,960

Total		10,011,020

Electronic Equipment, Instruments & Components 3.1%

IPG Photonics Corp.	333,000	22,194,450

Internet Software & Services 1.0%

Liquidity Services, Inc.(a)	73,000	2,982,780

Saba Software, Inc.(a)	10,926	95,493

SPS Commerce, Inc.(a)	117,000	4,360,590

Total		7,438,863

IT Services 3.3%

ExlService Holdings, Inc.(a)	374,000	9,911,000

Global Payments, Inc.	53,000	2,400,900

Syntel, Inc.	88,271	4,730,443

Virtusa Corp.(a)	85,000	1,396,550

WEX, Inc.(a)	25,000	1,884,250

WNS Holdings Ltd., ADR(a)	310,000	3,230,200

Total		23,553,343

Common Stocks (continued)
Issuer	Shares	Value ($)

Office Electronics 0.5%

Zebra Technologies Corp., Class A(a)	85,000	3,338,800

Semiconductors & Semiconductor Equipment 4.3%

Atmel Corp.(a)	761,000	4,984,550

Entegris, Inc.(a)	453,000	4,158,540

Hittite Microwave Corp.(a)	25,000	1,552,500

Microsemi Corp.(a)	293,000	6,164,720

Monolithic Power Systems, Inc.	233,000	5,191,240

ON Semiconductor Corp.(a)	442,000	3,116,100

Pericom Semiconductor Corp.(a)	225,410	1,810,042

Ultratech, Inc.(a)	109,000	4,065,700

Total		31,043,392

Software 5.6%

ANSYS, Inc.(a)	98,000	6,599,320

Concur Technologies, Inc.(a)	62,000	4,186,240

Exa Corp.(a)	115,063	1,119,563

Informatica Corp.(a)	295,000	8,944,400

MICROS Systems, Inc.(a)	251,000	10,652,440

NetSuite, Inc.(a)	85,000	5,720,500

Solera Holdings, Inc.	59,000	3,154,730

Total		40,377,193

Total Information Technology		137,957,061

Materials 1.2%
Chemicals 0.9%

Albemarle Corp.	71,000	4,410,520

PolyOne Corp.	103,000	2,103,260

Total		6,513,780

Construction Materials 0.3%

Caesar Stone Sdot Yam Ltd.(a)	147,000	2,374,050

Total Materials		8,887,830

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.1%

tw telecom, Inc.(a)	594,000	15,129,180

Wireless Telecommunication Services 0.4%

Boingo Wireless, Inc.(a)	347,000	2,619,850

Total Telecommunication Services		17,749,030

Total Common Stocks
(Cost: $545,697,718)		709,922,281

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	147

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

	Shares	Value ($)

Money Market Funds 1.2%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	8,771,263	8,771,263

Total Money Market Funds
(Cost: $8,771,263)		8,771,263

Total Investments
(Cost: $554,468,981)		718,693,544

Other Assets & Liabilities, Net		(2,113,476)

Net Assets		716,580,068

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,983,967	122,092,133	(127,304,837)	8,771,263	8,499	8,771,263

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2012

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	116,556,477	—	—	116,556,477

Consumer Staples	2,283,300	—	—	2,283,300

Energy	27,898,431	—	—	27,898,431

Financials	125,832,483	—	—	125,832,483

Health Care	78,172,702	—	—	78,172,702

Industrials	194,584,967	—	—	194,584,967

Information Technology	137,957,061	—	—	137,957,061

Materials	8,887,830	—	—	8,887,830

Telecommunication Services	17,749,030	—	—	17,749,030

Total Equity Securities	709,922,281	—	—	709,922,281

Other

Money Market Funds	8,771,263	—	—	8,771,263

Total Other	8,771,263	—	—	8,771,263

Total	718,693,544	—	—	718,693,544

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	149

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – DFA International Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%
Issuer	Shares	Value ($)

Australia 5.4%
Alumina Ltd.	858,644	824,073

Asciano Ltd.	540,414	2,643,701

Atlas Iron Ltd.	73,569	140,783

Bank of Queensland Ltd.	147,773	1,140,470

Beach Energy Ltd	5,042	7,912

Bendigo and Adelaide Bank Ltd.	217,697	1,939,276

Boral Ltd.	384,808	1,765,671

Caltex Australia Ltd.	59,741	1,204,955

Echo Entertainment Group Ltd.	361,800	1,306,698

Fairfax Media Ltd.	661,928	353,742

GrainCorp Ltd., Class A	52,752	684,075

Harvey Norman Holdings Ltd.	287,196	571,720

Incitec Pivot Ltd.	713,769	2,433,508

Lend Lease Group	240,250	2,346,229

Macquarie Group Ltd.	272,294	10,200,412

Newcrest Mining Ltd.	211,678	4,951,716

Origin Energy Ltd.	592,375	7,281,890

OZ Minerals Ltd.	160,557	1,140,209

Primary Health Care Ltd	5,768	24,063

Qantas Airways Ltd.(a)	491,365	769,436

QBE Insurance Group Ltd.	6,431	73,686

Santos Ltd.	529,144	6,199,789

Seven Group Holdings Ltd.	57,060	508,923

Sims Metal Management Ltd.	85,319	843,067

Suncorp Ltd.	659,106	7,038,485

Tabcorp Holdings Ltd	14,950	47,750

Tatts Group Ltd.	638,975	2,012,624

Toll Holdings Ltd.	354,237	1,697,832

Treasury Wine Estates Ltd.	336,660	1,657,019

Wesfarmers Ltd.	637,399	24,591,580

Total		86,401,294

Austria 0.1%
Erste Group Bank AG(a)	41,956	1,333,974

Raiffeisen Bank International AG	25,222	1,049,210

Total		2,383,184

Belgium 1.4%
Ageas	92,290	2,726,916

Belgacom SA	80,490	2,367,337

D’ieteren SA/NV	61	2,451

Delhaize Group SA	87,793	3,536,199

Common Stocks (continued)
Issuer	Shares	Value ($)

KBC Groep NV	96,304	3,356,412

Solvay SA	39,454	5,741,034

UCB SA	72,112	4,131,181

Umicore SA	6,175	341,928

Total		22,203,458

Canada 12.5%
Aimia, Inc.	43,304	647,362

AuRico Gold, Inc.(a)	140,847	1,159,683

Barrick Gold Corp.	263,011	9,208,015

Bell Aliant, Inc.	8,935	236,422

Bonavista Energy Corp.	55,056	820,277

Cameco Corp.	214,600	4,226,414

Canadian Natural Resources Ltd.	353,962	10,218,883

Canadian Natural Resources Ltd.	234,491	6,751,606

Canadian Tire Corp., Ltd., Class A	41,572	2,899,633

Eldorado Gold Corp.	30,431	391,592

Empire Co., Ltd., Class A	15,249	903,718

Enerplus Corp.	102,765	1,332,732

Ensign Energy Services, Inc.	52,725	814,701

Fairfax Financial Holdings Ltd.	912	328,740

Genworth MI Canada, Inc.	8,600	195,309

George Weston Ltd.	9,600	682,143

Goldcorp, Inc.	200,924	7,373,911

Goldcorp, Inc.	248,312	9,129,154

Husky Energy, Inc.	208,963	6,176,246

IAMGOLD Corp.	83,073	951,243

Industrial Alliance Insurance & Financial Services, Inc.	13,498	425,824

Inmet Mining Corp.	26,819	1,995,450

Kinross Gold Corp.	662,500	6,433,849

Loblaw Companies Ltd.	56,500	2,381,668

Lundin Mining Corp.(a)	262,011	1,348,644

Magna International, Inc.	168,608	8,421,077

Manulife Financial Corp.	1,107,895	15,047,413

Methanex Corp.	24,108	767,811

Nexen, Inc.	417,396	11,149,303

Pan American Silver Corp.	6,100	114,253

Pan American Silver Corp.	29,214	547,450

Pengrowth Energy Corp.	164,286	817,549

Penn West Petroleum Ltd.	229,745	2,494,467

PetroBakken Energy Ltd., Class A	42,260	435,473

Precision Drilling Corp.	126,500	1,045,371

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Progressive Waste Solutions Ltd.	52,532	1,134,400

Quebecor, Inc., Class B	15,755	612,492

Research In Motion Ltd.(a)	169,400	2,009,571

Sun Life Financial, Inc.	360,351	9,553,087

Suncor Energy, Inc.	955,700	31,427,513

Talisman Energy, Inc.	586,200	6,629,888

Teck Resources Ltd.	200	7,533

Teck Resources Ltd., Class B	339,000	12,320,147

Thomson Reuters Corp.	228,668	6,616,131

TransAlta Corp.	106,855	1,624,256

Uranium One, Inc.(a)	261,200	617,091

West Fraser Timber Co., Ltd.	800	56,339

Yamana Gold, Inc.	434,700	7,477,347

Total		197,959,181

Denmark 1.5%
AP Moller - Maersk A/S, Class A	356	2,535,540

AP Moller - Maersk A/S, Class B	897	6,792,671

Carlsberg A/S, Class B	76,911	7,576,998

Danske Bank AS(a)	257,915	4,380,473

H Lundbeck A/S	36,462	534,773

Rockwool International A/S, Class B	957	107,591

TDC A/S	246,735	1,748,148

Total		23,676,194

Finland 0.8%
Kesko OYJ, Class A	513	16,515

Kesko OYJ, Class B	21,904	719,108

Neste Oil OYJ	53,005	687,166

Nokia OYJ	497,183	1,964,723

Stora Enso OYJ, Class R	576,884	4,037,847

UPM-Kymmene OYJ	409,671	4,819,677

Total		12,245,036

France 9.9%
Alcatel-Lucent(a)	873,448	1,177,639

ArcelorMittal	400,081	6,975,591

Arkema SA	6,039	634,087

BNP Paribas SA	294,655	16,774,724

Bollore SA	4,194	1,428,500

Bouygues SA	192,215	5,719,772

Cap Gemini SA	75,050	3,281,750

Casino Guichard Perrachon SA	28,716	2,750,490

Cie de St. Gobain	253,410	10,882,404

Common Stocks (continued)
Issuer	Shares	Value ($)

Cie Generale de Geophysique-Veritas(a)	60,098	1,826,158

Cie Generale des Etablissements Michelin	95,223	9,124,169

Credit Agricole SA(a)	302,250	2,461,546

Eiffage SA	1,700	76,170

Electricite de France SA	126,378	2,341,849

Eramet	1,530	226,760

France Telecom SA	1,025,914	11,381,302

GDF Suez	742,507	15,292,730

Groupe Eurotunnel SA	8,239	64,023

Lafarge SA	101,967	6,584,244

Lagardere SCA	56,145	1,888,487

Natixis	471,532	1,611,748

Peugeot SA(a)	50,579	369,100

Renault SA	156,761	8,513,380

Rexel SA	41,883	856,622

Sanofi	43,654	4,139,705

Societe Generale SA(a)	540,403	20,547,454

STMicroelectronics NV	323,257	2,346,696

Thales SA	25,675	894,585

Vallourec SA	1,493	78,371

Vivendi SA	711,228	16,085,096

Total		156,335,152

Germany 9.5%
Allianz SE, Registered Shares	166,334	23,186,454

Celesio AG	18,214	315,483

Commerzbank AG(a)	1,824,504	3,495,306

Daimler AG, Registered Shares	520,456	28,653,997

Deutsche Bank AG, Registered Shares	540,997	23,801,056

Deutsche Lufthansa AG, Registered Shares	192,510	3,639,263

Deutsche Telekom AG, Registered Shares	1,449,840	16,503,398

E.ON SE	892,922	16,747,674

HeidelbergCement AG	70,541	4,316,527

Muenchener Rueckversicherungs AG, Registered Shares	90,930	16,415,389

RWE AG	119,465	4,955,107

Salzgitter AG	7,825	410,098

ThyssenKrupp AG	162,282	3,831,897

Volkswagen AG	17,173	3,725,464

Total		149,997,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	151

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Greece —%
Coca Cola Hellenic Bottling Co. SA	32,833	767,082

Hong Kong 1.6%
Cathay Pacific Airways Ltd.	449,000	833,971

Foxconn International Holdings Ltd.(a)	1,064,000	521,910

Henderson Land Development Co., Ltd.	493,399	3,532,347

Hongkong & Shanghai Hotels (The)	122,750	172,409

Hopewell Holdings Ltd.	227,000	984,234

Hutchison Whampoa Ltd.	595,000	6,305,185

Kowloon Development Co., Ltd.	58,000	69,941

New World Development Co., Ltd.	2,865,305	4,536,281

Orient Overseas International Ltd.	133,000	878,021

Wharf Holdings Ltd.	624,000	4,973,107

Wheelock & Co., Ltd.	448,000	2,285,289

Total		25,092,695

Ireland —%
Governor & Co. of the Bank of Ireland (The)(a)	1,109,812	169,644

Israel 0.4%
Bank Hapoalim BM(a)	584,885	2,509,414

Bank Leumi Le-Israel BM(a)	379,223	1,290,810

Elbit Systems Ltd.	1,306	52,404

Israel Discount Bank Ltd., Class A(a)	1,149,901	1,910,136

Total		5,762,764

Italy 1.0%
Banca Monte dei Paschi di Siena SpA(a)	2,312,349	691,619

Banco Popolare SC(a)	186,982	311,356

Fiat SpA(a)	336,908	1,697,145

Mediaset SpA	140,209	291,291

Parmalat SpA	143,732	334,421

Telecom Italia SpA	6,689,070	6,067,430

UniCredit SpA(a)	894,266	4,403,774

Unione di Banche Italiane SCPA	309,893	1,445,061

Total		15,242,097

Japan 17.9%
77 Bank Ltd. (The)	154,000	617,010

Aeon Co., Ltd.	321,900	3,678,842

Aisin Seiki Co., Ltd.	8,600	268,553

Alfresa Holdings Corp.	18,500	723,115

Common Stocks (continued)
Issuer	Shares	Value ($)

Amada Co., Ltd.	149,000	969,551

Asahi Glass Co., Ltd.	733,000	5,352,069

Asahi Kasei Corp.	638,000	3,772,565

Autobacs Seven Co., Ltd.	10,500	440,196

Canon Marketing Japan, Inc.	21,000	300,928

Chugoku Bank Ltd. (The)	34,000	474,564

Citizen Holdings Co., Ltd.	109,300	577,370

Coca-Cola West Co., Ltd.	25,500	393,728

COMSYS Holdings Corp.	42,700	548,422

Cosmo Oil Company Ltd.	256,000	573,335

Dai Nippon Printing Co., Ltd.	247,000	1,936,835

Daicel Corp.	122,000	807,194

Denki Kagaku Kogyo KK	141,000	482,754

Ebara Corp.	153,000	643,879

Fuji Media Holdings, Inc.	199	300,781

FUJIFILM Holdings Corp.	241,100	4,850,898

Fujitsu Ltd.	331,000	1,388,206

Fukuoka Financial Group, Inc.	349,000	1,397,665

Fukuyama Transporting Co., Ltd.	56,000	284,771

Furukawa Electric Co., Ltd.(a)	524,000	1,178,536

Glory Ltd.	2,500	57,939

Gunma Bank Ltd. (The)	160,000	782,809

H2O Retailing Corp.	15,000	140,196

Hachijuni Bank Ltd. (The)	155,000	777,640

Hakuhodo DY Holdings, Inc.	9,530	616,698

Hankyu Hanshin Holdings, Inc.	291,000	1,504,563

Hitachi Capital Corp.	21,000	433,162

Hitachi Transport System Ltd	1,200	17,532

Hokuhoku Financial Group, Inc.	70,000	103,291

House Foods Corp.	28,700	432,452

Ibiden Co., Ltd.	43,000	688,089

Idemitsu Kosan Co., Ltd.	9,900	862,671

Inpex Corp.	1,162	6,214,794

Isetan Mitsukoshi Holdings Ltd.	166,700	1,631,387

Iyo Bank Ltd. (The)	65,000	515,251

J Front Retailing Co., Ltd.	203,000	1,125,098

JFE Holdings, Inc.	352,700	6,647,212

JTEKT Corp.	93,600	892,329

JX Holdings, Inc.	1,694,800	9,568,449

K’s Holdings Corp.	700	17,819

Kajima Corp.	218,000	721,294

Kamigumi Co., Ltd.	103,000	821,820

Kaneka Corp.	116,000	586,920

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Kawasaki Kisen Kaisha Ltd.(a)	277,000	425,364

Kinden Corp.	59,000	384,491

Kobe Steel Ltd.(a)	974,000	1,244,508

Konica Minolta Holdings, Inc.	356,000	2,561,895

Kyocera Corp.	67,400	6,110,841

Kyowa Hakko Kirin Co., Ltd.	92,000	907,600

Lintec Corp.	1,100	20,586

Marui Group Co., Ltd.	92,800	741,350

Mazda Motor Corp.(a)	1,150,000	2,360,163

Medipal Holdings Corp.	69,400	769,465

MEIJI Holdings Co., Ltd.	28,100	1,218,633

Mitsubishi Chemical Holdings Corp.	680,500	3,389,965

Mitsubishi Corp.	772,600	14,874,838

Mitsubishi Gas Chemical Co., Inc.	298,000	1,827,894

Mitsubishi Heavy Industries Ltd.	632,000	3,057,129

Mitsubishi Logistics Corp.	48,000	688,761

Mitsubishi Materials Corp.	493,000	1,685,406

Mitsubishi Tanabe Pharma Corp.	98,700	1,287,213

Mitsubishi UFJ Financial Group, Inc.	6,486,400	35,098,647

Mitsui & Co., Ltd.	939,900	14,088,035

Mitsui Chemicals, Inc.	361,000	940,788

Mitsui OSK Lines Ltd.	513,000	1,528,202

MS&AD Insurance Group Holdings, Inc.	8,800	175,621

Nagase & Co., Ltd.	46,400	514,119

NEC Corp.(a)	1,149,000	2,423,629

NGK Spark Plug Co., Ltd.	117,000	1,558,595

Nippon Electric Glass Co., Ltd.	176,000	1,002,143

Nippon Express Co., Ltd.	1,073,000	4,433,894

Nippon Meat Packers, Inc.	80,000	1,108,961

Nippon Paper Group, Inc.	41,100	571,052

Nippon Shokubai Co., Ltd.	57,000	583,858

Nippon Steel & Sumitomo Metal Corp.	2,657,300	6,542,734

Nippon Television Holdings, Inc.	21,300	284,734

Nippon Yusen KK	688,000	1,619,436

Nishi-Nippon City Bank Ltd. (The)	159,000	394,533

Nissan Shatai Co., Ltd.	30,000	377,188

Nisshin Seifun Group, Inc.	83,500	1,044,931

Nisshin Steel Holdings Co., Ltd(a)	14,400	131,310

Nisshinbo Holdings, Inc.	61,000	516,325

NOK Corp.	700	10,961

Nomura Holdings, Inc.	1,890,700	11,191,603

NTN Corp.	201,000	544,783

Common Stocks (continued)
Issuer	Shares	Value ($)

Obayashi Corp.	297,000	1,674,519

Oji Holdings Corp.	60,000	206,961

Panasonic Corp.	1,149,200	7,023,249

Pola Orbis Holdings, Inc.	6,800	195,243

Ricoh Co., Ltd.	294,000	3,120,646

Rohm Co., Ltd.	43,800	1,431,815

Sankyo Co., Ltd.	9,900	392,832

SBI Holdings, Inc.	92,950	830,908

Seiko Epson Corp.	54,000	440,462

Seino Holdings Corp.	62,000	393,336

Sekisui House Ltd.	254,000	2,781,218

Sharp Corp.	673,000	2,353,772

Shimizu Corp.	261,000	981,131

Shinsei Bank Ltd.	604,000	1,208,929

Showa Denko KK	72,000	110,047

Showa Shell Sekiyu KK	78,300	443,512

SKY Perfect JSAT Holdings, Inc.	704	294,005

Sojitz Corp.	524,100	774,903

Sony Corp.	523,000	5,865,686

Sumitomo Chemical Co., Ltd.	672,000	2,117,766

Sumitomo Corp.	617,100	7,917,271

Sumitomo Electric Industries Ltd.	561,800	6,493,747

Sumitomo Forestry Co., Ltd.	59,700	564,489

Sumitomo Heavy Industries Ltd.	229,000	1,097,489

Sumitomo Metal Mining Co., Ltd.	230,000	3,246,653

Sumitomo Mitsui Financial Group, Inc.	344,200	12,508,854

Sumitomo Mitsui Trust Holdings, Inc.	1,209,000	4,259,681

Suzuken Co., Ltd.	32,800	924,075

Suzuki Motor Corp.	16,400	429,160

Taisei Corp.	432,000	1,436,519

Takashimaya Co., Ltd.	113,000	804,117

TDK Corp.	36,800	1,340,137

Teijin Ltd.	413,000	1,028,515

Tokai Rika Co., Ltd.	18,900	263,124

Tokyo Broadcasting System Holdings, Inc.	15,300	161,354

Tokyo Tatemono Co., Ltd.	56,000	288,458

Toppan Printing Co Ltd	248,000	1,537,383

Tosoh Corp.	223,000	536,540

Toyo Seikan Kaisha Ltd.	63,800	859,737

Toyoda Gosei Co., Ltd.	26,300	534,595

Toyota Tsusho Corp.	89,000	2,196,767

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	153

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

UNY Co., Ltd.	89,400	662,473

Ushio, Inc.	17,500	191,900

Wacoal Holdings Corp.	45,000	467,572

Yamada Denki Co., Ltd.	25,850	999,128

Yamaguchi Financial Group, Inc.	94,000	830,151

Yamaha Corp.	65,600	695,746

Yamato Kogyo Co., Ltd.	19,000	556,460

Yamazaki Baking Co., Ltd	12,000	133,712

Total		282,970,113

Netherlands 3.2%
Aegon NV	1,407,366	9,091,328

Akzo Nobel NV	158,021	10,460,476

ING Groep NV-CVA(a)	2,391,404	22,713,524

Koninklijke DSM NV	125,628	7,656,486

Randstad Holding NV	34,521	1,281,321

Total		51,203,135

New Zealand 0.1%
Contact Energy Ltd.(a)	60,787	262,475

Fletcher Building Ltd.	179,477	1,259,804

Total		1,522,279

Norway 1.0%
Cermaq ASA	770	11,679

DNB ASA	425,443	5,437,867

Marine Harvest ASA(a)	1,143,832	1,065,552

Norsk Hydro ASA	485,380	2,463,561

Orkla ASA	393,729	3,450,457

Stolt-Nielsen Ltd.	3,206	66,338

Storebrand ASA(a)	52,518	257,573

Subsea 7 SA	143,886	3,457,913

Veripos, Inc.(a)	3,598	14,242

Wilh Wilhelmsen ASA	6,100	55,002

Total		16,280,184

Portugal 0.1%
EDP Renovaveis SA(a)	60,895	322,953

Portugal Telecom SGPS SA, Registered Shares	197,936	985,681

Total		1,308,634

Common Stocks (continued)
Issuer	Shares	Value ($)

Singapore 0.9%
CapitaLand Ltd.	1,363,000	4,195,467

Golden Agri-Resources Ltd.	4,202,000	2,261,309

Indofood Agri Resources Ltd.	217,000	239,827

Keppel Land Ltd.	444,000	1,487,071

Neptune Orient Lines Ltd.(a)	553,000	526,612

Noble Group Ltd.	1,750,000	1,690,713

Overseas Union Enterprise Ltd.	234,000	536,537

Singapore Airlines Ltd.	348,000	3,086,603

Venture Corp., Ltd.	38,000	251,949

Wilmar International Ltd.	141,000	389,271

Total		14,665,359

Spain 2.1%
Acciona SA	13,400	1,000,694

Banco de Sabadell SA(a)	810,737	2,120,302

Banco Espanol de Credito SA	37,650	178,433

Banco Popular Espanol SA(a)	534,042	417,423

Banco Santander SA(a)	3,370,445	27,391,652

CaixaBank	7,857	27,524

CaixaBank SA	353,607	1,238,705

Iberdrola SA	74,424	415,636

Repsol SA	35,529	725,244

Total		33,515,613

Sweden 3.5%
Boliden AB	272,506	5,177,888

Husqvarna AB	5,198	31,547

Husqvarna AB, Class A	146	884

Meda AB, Class A	101,207	1,043,306

Nordea Bank AB	1,358,507	13,067,379

Saab AB, Class B	150,051	3,125,338

Skandinaviska Enskilda Banken AB	9,980	82,050

Skandinaviska Enskilda Banken AB, Class A	1,183,279	10,123,752

SSAB AB, Class A	66,348	584,556

SSAB AB, Class B	35,260	263,724

Svenska Cellulosa AB, Class A	22,778	494,218

Svenska Cellulosa AB, Class B	406,211	8,832,088

Telefonaktiebolaget LM Ericsson	5,505	54,092

Telefonaktiebolaget LM Ericsson, Class B	1,180,382	11,923,333

Total		54,804,155

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Switzerland 4.9%
ABB Ltd.	54,787	1,136,147

Adecco SA, Registered Shares	66,462	3,519,712

Alpiq Holding AG, Registered Shares	673	96,599

Aryzta AG	37,760	1,942,957

Baloise Holding AG, Registered Shares	10,272	887,221

Clariant AG, Registered Shares	65,460	892,857

Credit Suisse Group AG, Registered Shares	495,190	12,085,791

Givaudan SA	346	365,649

Holcim Ltd., Registered Shares	130,292	9,596,668

Lonza Group AG, Registered Shares	8,095	438,637

Novartis AG, Registered Shares	231,150	14,602,505

Sulzer AG, Registered Shares	8,251	1,305,879

Swiss Life Holding AG	220	29,365

Swiss Re AG	158,601	11,498,386

UBS AG, Registered Shares	1,226,675	19,196,092

Total		77,594,465

United Kingdom 21.7%
Anglo American PLC	309,718	9,763,280

Aviva PLC	1,825,100	11,293,620

Barclays PLC	4,687,900	20,364,146

Barclays PLC ADR	175,780	3,044,510

BP PLC	6,573,420	45,704,422

BP PLC, ADR	375,912	15,652,976

Carnival PLC, ADR	86,326	3,345,132

Eurasian Natural Resources Corp. PLC	93,158	440,588

HSBC Holdings PLC, ADR	1,315,634	69,820,696

Inchcape PLC	348,939	2,479,760

International Consolidated Airlines Group SA(a)	383,148	1,161,853

Investec PLC	174,092	1,211,964

J Sainsbury PLC	617,565	3,493,963

Kazakhmys PLC	102,289	1,322,052

Common Stocks (continued)
Issuer	Shares	Value ($)

Kingfisher PLC	1,114,479	5,207,486

Lloyds Banking Group PLC(a)	25,636,300	20,429,440

Mondi PLC	82,756	913,456

Old Mutual PLC(a)	2,333,175	6,852,616

Resolution Ltd.	644,008	2,620,107

Rexam PLC	67,390	482,189

Royal Bank of Scotland Group PLC, ADR(a)	313,379	3,381,359

Royal Dutch Shell PLC, Class A	955,437	32,886,350

RSA Insurance Group PLC	641,259	1,324,309

Travis Perkins PLC	1,507	27,002

Vedanta Resources PLC	13,780	266,057

Vodafone Group PLC	9,549,600	24,038,878

Vodafone Group PLC, ADR	1,381,329	34,795,677

Wm Morrison Supermarkets PLC	66,127	283,927

WPP PLC(a)	152,454	2,227,228

Xstrata PLC	1,035,146	18,069,308

Total		342,904,351

Total Common Stocks
(Cost: $1,469,792,861)		1,575,003,182

Rights —%
Spain —%
Repsol SA(a)	8,540	5,208

Total Rights
(Cost: $—)		5,208

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	4,819,862	4,819,862

Total Money Market Funds
(Cost: $4,819,862)		4,819,862

Total Investments
(Cost: $1,474,612,723)		1,579,828,252

Other Assets & Liabilities, Net		3,352,721

Net Assets		1,583,180,973

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	155

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,519,410	282,899,989	(282,599,537)	4,819,862	8,636	4,819,862

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	22,541,827	103,018,563	—	125,560,390

Consumer Staples	3,967,529	70,517,250	—	74,484,779

Energy	100,610,489	117,644,561	—	218,255,050

Financials	101,796,939	449,519,884	—	551,316,823

Health Care	—	29,841,123	—	29,841,123

Industrials	1,134,400	150,496,319	—	151,630,719

Information Technology	2,009,571	47,458,223	—	49,467,794

Materials	59,282,422	157,894,740	—	217,177,162

Telecommunication Services	35,032,100	79,177,270	—	114,209,370

Utilities	1,624,256	41,435,716	—	43,059,972

Rights

Energy	—	5,208	—	5,208

Total Equity Securities	327,999,533	1,247,008,857	—	1,575,008,390

Other

Money Market Funds	4,819,862	—	—	4,819,862

Total Other	4,819,862	—	—	4,819,862

Total	332,819,395	1,247,008,857	—	1,579,828,252

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	157

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Senior Loans 93.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Aerospace & Defense 1.6%
DAE Aviation Holdings, Inc. Tranche B1 Term Loan(a)(b)
11/02/18	6.250%	617,718	623,895

Ducommun, Inc. Term Loan(a)(b)
06/28/17	5.500%	513,553	514,837

IAP Worldwide Services, Inc. 1st Lien Term Loan(a)(b)
12/31/15	10.000%	3,719,901	2,894,083

Sequa Corp. Term Loan(a)(b)
06/19/17	5.250%	1,475,000	1,482,832

Silver II Borrower SCA Term Loan(a)(b)
12/13/19	5.000%	1,850,000	1,866,187

Standard Aero Ltd. Tranche B2 Term Loan(a)(b)
11/02/18	6.250%	280,032	282,832

TransDigm, Inc.(a)(b) Tranche B1 Term Loan
02/14/17	4.000%	1,672,823	1,680,619

Tranche B2 Term Loan
02/14/17	4.000%	2,455,357	2,470,703

Wyle Services Corp. 1st Lien Term Loan(a)(b)
03/26/17	5.000%	692,958	694,690

Total			12,510,678

Automotive 3.7%
ASP HHI Acquisition Co., Inc. Term Loan(a)(b)
10/05/18	6.000%	1,950,000	1,969,500

Chrysler Group LLC Tranche B Term Loan(a)(b)
05/24/17	6.000%	6,013,437	6,132,022

Delphi Corp. Tranche B Term Loan(a)(b)
03/31/17	3.500%	2,034,210	2,042,693

Federal-Mogul Corp.(a)(b)
Tranche B Term Loan
12/29/14	2.148%	4,513,037	4,146,352

Tranche C Term Loan
12/28/15	2.148%	2,302,570	2,115,486

Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/19	4.750%	8,375,000	8,420,811

Veyance Technologies, Inc.(a)(b) Delayed Draw Term Loan
07/31/14	2.470%	493,375	487,208

Term Loan
07/31/14	2.470%	3,444,547	3,401,490

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Tranche 1 Term Loan
07/31/14	5.500%	397,000	396,008

Total			29,111,570

Banking 0.2%
Hamilton Lane Advisors LLC Term Loan(a)(b)
02/28/18	6.500%	818,125	820,170

TCW Group, Inc. Tranche B Term Loan(a)(b)(c)
12/28/19	4.000%	500,000	500,000

Walter Investment Management Corp. Tranche B Term Loan(a)(b)
11/28/17	5.750%	395,000	395,822

Total			1,715,992

Brokerage 1.0%
Nuveen Investments, Inc.(a)(b)
1st Lien Term Loan
05/13/17	5.811%	3,344,640	3,356,346
05/13/17	5.811%	3,905,360	3,920,005
05/13/17	7.250%	575,000	576,978

Total			7,853,329

Chemicals 3.7%
AZ Chem U.S., Inc. Term Loan(a)(b)
12/22/17	7.250%	1,217,199	1,228,860

Chemtura Corp. Term Loan(a)(b)
08/27/16	5.500%	600,000	606,750

Emerald Performance Materials LLC 1st Lien Term Loan(a)(b)
05/18/18	6.750%	771,125	771,125

General Chemical Corp. Tranche B Term Loan(a)(b)
10/06/15	5.002%	454,434	455,570

Ineos U.S. Finance LLC Term Loan(a)(b)
05/04/18	6.500%	7,351,962	7,423,423

Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1B Term Loan
05/05/15	4.000%	2,689,404	2,694,460

Tranche C2B Term Loan
05/05/15	4.063%	1,151,735	1,153,900

Tranche C4B Term Loan
05/05/15	4.125%	953,420	935,544

Tranche C7B Term Loan
05/05/15	4.063%	925,016	906,515

Omnova Solutions, Inc. Term Loan(a)(b)
05/31/17	5.500%	2,425,500	2,449,755

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

PQ Corp. Tranche B Term Loan(a)(b)
04/15/17	5.250%	1,075,000	1,080,225

Taminco Global Chemical Corp. Tranche B1 Term Loan(a)(b)
02/15/19	5.250%	446,625	448,858

Trinseo Materials Operating SCA Term Loan(a)(b)
08/02/17	8.000%	1,951,500	1,898,146

Tronox Pigments B.V.(a)(b) Delayed Draw Term Loan
02/08/18	4.250%	735,589	742,489

Term Loan
02/08/18	4.250%	2,697,161	2,722,460

Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	3,396,280	3,382,016

Total			28,900,096

Construction Machinery 0.5%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b)
03/16/17	6.000%	2,113,865	2,117,395

CPM Acquisition Corp. 1st Lien Term Loan(a)(b)
08/29/17	6.250%	523,688	526,306

Manitowoc Co., Inc. (The) Tranche B Term Loan(a)(b)
11/13/17	4.250%	151,875	152,682

Terex Corp. Term Loan(a)(b)
04/28/17	4.500%	790,020	799,405

Total			3,595,788

Consumer Cyclical Services 4.4%
Acosta, Inc. Tranche D Term Loan(a)(b)
03/02/18	5.000%	5,144,152	5,189,163

Brickman Group Holdings, Inc. Tranche B1 Term Loan(a)(b)
10/14/16	5.500%	1,939,081	1,961,710

Bright Horizons Family Solutions LLC(a)(b) Tranche B Term Loan
05/28/15	4.220%	1,940,152	1,939,182

Tranche C Term Loan
05/23/17	5.251%	627,195	630,330

IG Investments Holdings LLC Tranche B 1st Lien Term Loan(a)(b)
10/31/19	6.000%	725,000	730,438

KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	3,102,750	3,131,450

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	5,242,975	5,295,405

Orbitz Worldwide, Inc. Term Loan(a)(b)
07/25/14	3.212%	1,788,663	1,711,161

RGIS Services LLC(a)(b) Term Loan
10/18/16	4.561%	1,870,543	1,877,558

Tranche C Term Loan
10/18/17	5.500%	2,508,550	2,524,228

Sabre, Inc. Term Loan(a)(b)
09/30/14	2.212%	520,244	519,333

Travelport LLC(a)(b) Delayed Draw Term Loan
08/23/15	5.105%	1,712,718	1,644,209

Tranche S Term Loan
08/23/15	5.061%	513,013	492,493

U.S. Security Associates Holdings, Inc.(a)(b) Delayed Draw Term Loan
07/28/17	6.000%	133,466	133,884

Tranche B Term Loan
07/28/17	6.000%	681,895	684,030

Weight Watchers International, Inc. Tranche F Term Loan(a)(b)
03/15/19	4.000%	1,588,000	1,598,814

West Corp.(a)(b) Tranche B4 Term Loan
07/15/16	5.500%	2,904,810	2,944,141

Tranche B5 Term Loan
07/15/16	5.500%	618,625	627,001

Tranche B6 Term Loan
06/30/18	5.750%	1,218,875	1,236,232

Total			34,870,762

Consumer Products 2.6%
ACCO Brands Corp. Tranche B Term Loan(a)(b)
05/01/19	4.250%	1,143,625	1,152,202

Affinion Group, Inc. Tranche B Term Loan(a)(b)
07/16/15	0.000%	4,862,668	4,453,912

Bombardier Recreational Products, Inc.(a)(b) Tranche B2 Term Loan
06/28/16	4.510%	1,970,485	1,976,653

Bombardier Recreational Products, Inc.(a)(b)(c) Tranche B2 Term Loan
06/28/16	4.510%	425,000	426,330

NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/01/17	4.250%	5,154,186	5,199,904

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	159

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Prestige Brands, Inc. Tranche B Term Loan(a)(b)
01/31/19	5.261%	407,292	411,621

Serta Simmons Holdings LLC Term Loan(a)(b)
10/01/19	5.000%	1,550,000	1,551,287

Spectrum Brands, Inc. Term Loan(a)(b)
12/17/19	4.500%	3,100,000	3,128,086

Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.250%	2,220,482	2,012,312

Wolverine World Wide, Inc. Tranche B Term Loan(a)(b)
07/31/19	4.000%	509,437	512,621

Total			20,824,928

Diversified Manufacturing 2.0%
BakerCorp International, Inc. Term Loan(a)(b)
06/01/18	5.000%	2,314,009	2,327,037

Colfax Corp. Tranche B Term Loan(a)(b)
01/11/19	4.500%	3,499,700	3,521,013

Generac Power System, Inc. Term Loan(a)(b)
05/30/18	6.250%	1,720,687	1,756,529

Grede LLC Tranche B Term Loan(a)(b)
04/03/17	7.000%	2,120,000	2,120,000

Pelican Products, Inc. 1st Lien Term Loan(a)(b)
07/11/18	7.000%	995,000	985,050

Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b)
04/01/18	4.500%	3,885,823	3,913,335

Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)
09/29/16	0.000%	1,238,341	1,244,272

Total			15,867,236

Electric 2.0%
AES Corp. (The) Term Loan(a)(b)
06/01/18	4.250%	1,536,429	1,551,547

Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	1,083,500	1,092,796
04/01/18	4.500%	2,087,191	2,105,099

Dynegy Midwest Generation LLC Term Loan(a)(b)
08/05/16	9.250%	496,106	515,062

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Dynegy Power LLC Term Loan(a)(b)
08/05/16	9.250%	817,840	853,621

Invenergy Wind Power LLC Term Loan(b)
11/22/17	9.000%	795,491	809,412

LSP Madison Funding LLC(a)(b) Term Loan
06/28/19	5.500%	1,147,125	1,163,620

LSP Madison Funding LLC(a)(b)(c) Term Loan
06/28/19	5.500%	1,592,400	1,615,299

NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	2,070,795	2,091,027

Raven Power Finance LLC Term Loan(a)(b)
11/30/18	7.250%	475,000	474,112

Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/17	4.746%	5,315,974	3,531,348

Total			15,802,943

Entertainment 3.4%
AMC Entertainment, Inc.(a)(b) Tranche B2 Term Loan
12/15/16	4.250%	3,892,785	3,915,480

Tranche B3 Term Loan
02/22/18	4.750%	1,113,750	1,123,217

Alpha Topco Ltd. Tranche B2 Term Loan(a)(b)
04/30/19	6.000%	2,481,281	2,514,381

Cedar Fair LP Tranche 1 Term Loan(a)(b)
12/15/17	4.000%	1,715,449	1,730,099

Cinedigm Digital Funding I LLC Term Loan(a)(b)
04/29/16	5.250%	1,281,325	1,281,325

ClubCorp Club Operations, Inc. Tranche B Term Loan(a)(b)
11/30/16	0.000%	3,023,343	3,057,356

SeaWorld Parks & Entertainment, Inc. Tranche B Term Loan(a)(b)
08/17/17	4.000%	6,315,971	6,355,382

Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
12/20/18	4.000%	643,114	645,410

Town Sports International LLC Term Loan(a)(b)
05/11/18	5.750%	1,803,183	1,814,453

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

WMG Acquisitions Corp. Term Loan(a)(b)
11/01/18	5.250%	500,000	505,315

Zuffa LLC Term Loan(a)(b)
06/19/15	2.250%	3,719,567	3,674,932

Total			26,617,350

Environmental 0.8%
ADS Waste Holdings, Inc. Term Loan(a)(b)
10/09/19	5.250%	1,900,000	1,921,375

Tervita Corp.(a)(b) Term Loan
11/14/14	3.209%	2,485,663	2,445,271

Tranche A Term Loan
11/14/14	6.500%	1,612,813	1,612,813

Total			5,979,459

Food and Beverage 3.7%
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b)
07/10/17	5.750%	1,200,000	1,212,000

Aramark Corp.(a)(b) 2nd Letter of Credit
07/26/16	0.059%	52,186	52,214

3rd Letter of Credit
07/26/16	0.059%	286,407	286,559

Tranche B Term Loan
07/26/16	3.462%	793,528	793,948

Tranche C Term Loan
07/26/16	0.000%	1,555,280	1,556,104

Centerplate, Inc. Tranche A Term Loan(a)(b)
10/15/18	5.750%	325,000	325,894

Clearwater Seafoods Limited Partnership Tranche B Term Loan(a)(b)
06/06/18	0.000%	497,500	497,500

Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	6,406,776	6,410,812

Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.033%	1,077,344	1,078,184

High Liner Foods, Inc. Term Loan(a)(b)
12/19/17	7.000%	742,500	743,896

JBS U.S.A. LLC Term Loan(a)(b)
05/25/18	4.250%	6,531,623	6,507,130

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Pinnacle Foods Finance LLC(a)(b) Tranche E Term Loan
10/17/18	4.750%	347,375	349,730
Tranche F Term Loan
10/17/18	4.750%	273,625	275,847

Sagittarius Restaurants LLC Term Loan(a)(b)
05/18/15	7.511%	342,031	339,466

Solvest Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.018%	1,927,881	1,929,385

U.S. Foods, Inc. Term Loan(a)(b)
03/31/17	0.000%	4,418,200	4,414,047

Wilton Brands LLC Tranche B Term Loan(a)(b)
08/30/18	7.500%	691,250	696,434

Windsor Quality Food Co., Ltd. Tranche B Term Loan(a)(b)
02/16/17	5.000%	1,816,000	1,799,347

Total			29,268,497

Gaming 1.1%
Affinity Gaming LLC Term Loan(a)(b)
11/09/17	5.500%	521,063	525,622

Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B3 Term Loan
01/28/15	3.211%	1,488,521	1,463,336

Tranche B6 Term Loan
01/28/18	5.460%	5,567,057	4,961,640

Isle of Capri Casinos, Inc. Term Loan(a)(b)
03/25/17	4.750%	1,007,062	1,017,636

Pinnacle Entertainment, Inc. Tranche A Term Loan(a)(b)
03/19/19	4.000%	669,938	673,287

Total			8,641,521

Gas Distributors 0.6%
Obsidian Holdings LLC Tranche A Term Loan(a)(b)
11/02/15	6.750%	778,362	772,524

Obsidian Natural Gas Trust Term Loan(a)(b)
11/02/15	7.000%	3,948,947	3,988,436

Total			4,760,960

Gas Pipelines 0.2%
Tallgrass Operations LLC Tranche B Term Loan(a)(b)
11/13/18	5.250%	1,975,000	1,990,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	161

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Health Care 10.1%
Alere, Inc.(a)(b) Tranche B Term Loan
06/30/17	4.750%	4,656,174	4,671,121
Tranche B1 Term Loan
06/30/17	4.750%	668,250	670,395
Tranche B2 Term Loan
06/30/17	4.753%	570,688	572,519

Alliance HealthCare Services, Inc. Term Loan(a)(b)
06/01/16	7.250%	1,446,777	1,426,884

BSN Medical Luxembourg Holding, S.A.R.L. Tranche B1A Term Loan(a)(b)
08/28/19	5.000%	600,000	601,500

Bausch & Lomb, Inc. Term Loan(a)(b)
05/17/19	5.250%	4,591,925	4,624,711

Biomet, Inc. Tranche B1 Term Loan(a)(b)
07/25/17	4.060%	816,522	820,491

CHG Buyer Corp. 1st Lien Term Loan(a)(b)
11/19/19	5.000%	598,500	597,500

CRC Health Corp. Tranche B2 Term Loan(a)(b)
11/16/15	4.712%	2,447,208	2,404,381

Community Health Systems, Inc. Term Loan(a)(b)
01/25/17	3.811%	4,555,161	4,579,623

ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.000%	2,048,005	2,070,185

DJO Finance LLC(a)(b) Tranche B2 Term Loan
11/01/16	5.212%	1,616,523	1,619,691
Tranche B3 Term Loan
09/15/17	0.000%	1,364,688	1,369,806

DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	2,572,500	2,585,826

Drumm Investors LLC Term Loan(a)(b)
05/04/18	0.000%	1,966,616	1,840,418

Emergency Medical Services Corp. Term Loan(a)(b)
05/25/18	5.250%	4,480,152	4,511,334

HCA, Inc.(a)(b) Tranche B2 Term Loan
03/31/17	3.561%	3,000,000	3,007,020
Tranche B3 Term Loan
05/01/18	3.462%	1,000,000	1,002,080

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Hanger Orthopedic Group, Inc. Tranche C Term Loan(a)(b)
12/01/16	4.000%	1,960,234	1,960,234

Health Management Associates, Inc. Tranche B Term Loan(a)(b)
11/18/18	4.500%	4,432,731	4,463,849

Hologic, Inc. Tranche B Term Loan (a)(b)
08/01/19	4.500%	1,945,125	1,966,657

IMS Health, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.500%	1,933,504	1,946,787

Kindred HealthCare, Inc. Term Loan(a)(b)
06/01/18	5.250%	1,372,454	1,338,143

LHP Operations Co. LLC Term Loan(a)(b)
07/03/18	9.000%	572,125	576,416

MX U.S.A., Inc. 1st Lien Term Loan(a)(b)
04/28/17	6.500%	719,562	719,562

MedAssets, Inc. Tranche B Term Loan(a)(b)
12/13/19	4.000%	575,000	574,712

MedPace IntermediateCo, Inc. Trance B Term Loan(a)(b)
06/17/17	6.500%	922,325	876,208

MultiPlan, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.750%	2,339,807	2,354,431

One Call Medical, Inc. Term Loan(a)(b)
08/19/19	7.003%	950,000	950,000

Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	0.000%	1,497,494	1,490,471

Physiotherapy Associates Holdings, Inc. Term Loan(a)(b)
04/30/18	6.005%	373,125	372,192

Quintiles Transnational Corp.(a)(b) Tranche B1 Loan
06/08/18	4.500%	498,750	499,064
Tranche B2 Term Loan
06/08/18	4.500%	5,737,625	5,766,313

Radnet Management, Inc. Tranche B Term Loan(a)(b)
10/10/18	5.503%	1,396,500	1,397,087

Sage Products Holdings III LLC 1st Lien Term Loan(a)(b)
12/13/19	5.250%	550,000	552,750

Select Medical Corp. Tranche B Term Loan(a)(b)
06/01/18	5.500%	3,744,228	3,755,461

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Sheridan Holdings, Inc. 1st Lien Term Loan(a)(b)
06/29/18	6.000%	597,000	603,716

VWR Funding, Inc. Term Loan(a)(b)
04/03/17	4.462%	984,438	986,594

Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	4,886,211	4,931,018

inVentiv Health, Inc.(a)(b) Term Loan
08/04/16	7.500%	2,007,403	1,947,181

Tranche B3 Term Loan
05/15/18	7.750%	773,206	753,876

Total			79,758,207

Independent Energy 1.0%
MEG Energy Corp. Term Loan(a)(b)
03/18/18	4.000%	3,777,188	3,804,723

Plains Exploration & Production Co. Term Loan(a)(b)
11/30/19	4.000%	1,900,000	1,905,947

Sheridan Investment Partners I LLC Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	1,952,344	1,966,987

Sheridan Production Partners I-A LP Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	258,702	260,642

Sheridan Production Partners I-M LP Tranche B2 Term Loan(a)(b)
10/01/19	5.000%	158,016	159,202

Total			8,097,501

Integrated Energy 0.3%
Gibson Energy ULC Tranche B Term Loan(a)(b)
06/15/18	4.750%	2,580,500	2,615,982

Life Insurance 0.4%
Alliant Holdings I, Inc. Term Loan(a)(b)
12/07/19	4.593%	1,850,000	1,851,850

CNO Financial Group, Inc. Tranche B2 Term Loan(a)(b)
09/28/18	5.000%	934,020	941,315

Total			2,793,165

Media Cable 4.3%
Bresnan Broadband Holdings LLC Tranche B Term Loan(a)(b)
12/14/17	4.500%	2,107,000	2,115,344

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

CSC Holdings LLC Tranche B3 Term Loan(a)(b)
03/29/16	3.212%	5,844,774	5,865,640

Cequel Communications LLC Term Loan(a)(b)
02/14/19	4.000%	4,034,488	4,050,504

Charter Communications Operating LLC Tranche C Term Loan(a)(b)
09/06/16	3.470%	2,810,979	2,821,154

DG FastChannel, Inc. Term Loan(a)(b)
07/26/18	5.750%	1,727,862	1,651,543

Kabel Deutschland Gmbh Tranche F Term Loan(a)(b)
02/01/19	4.250%	1,225,000	1,233,171

MCC Iowa LLC Tranche F Term Loan(a)(b)
10/23/17	4.500%	2,925,000	2,928,656

Mediacom Illinois LLC Tranche E Term Loan(a)(b)
10/23/17	4.500%	4,877,443	4,855,105

Midcontinent Communications Tranche B Term Loan(a)(b)
12/31/16	4.000%	964,402	964,402

TWCC Holding Corp. Term Loan(a)(b)
02/13/17	4.250%	2,000,000	2,018,580

UPC Financing Partnership(a)(b) Term Loan
01/29/21	4.000%	775,000	775,139

Tranche T Term Loan
12/30/16	3.710%	1,578,393	1,578,567

Tranche X Term Loan
12/31/17	3.710%	2,500,000	2,494,600

WaveDivision Holdings LLC Term Loan(a)(b)
10/15/19	5.500%	325,000	328,039

Total			33,680,444

Media Non-Cable 5.4%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.720%	2,927,927	2,305,743

Clear Channel Communications, Inc. Tranche B Term Loan(a)(b)
01/29/16	3.862%	1,968,939	1,622,839

Crown Media Holdings, Inc. Tranche B Term Loan(a)(b)
07/14/18	5.750%	518,458	518,458

Cumulus Media Holdings, Inc. 1st Lien Term Loan(a)(b)
09/17/18	4.500%	6,701,958	6,716,635

Foxco Acquisition Sub LLC Tranche B Term Loan(a)(b)
07/14/17	5.500%	1,471,312	1,489,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	163

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Getty Images, Inc. Term Loan(a)(b)
10/14/19	0.000%	4,500,000	4,500,000

Gray Television, Inc. Term Loan(a)(b)
10/12/19	4.750%	457,883	460,552

Intelsat Jackson Holdings SA Tranche B Term Loan(a)(b)
04/02/18	4.500%	7,879,950	7,940,704

LIN Television Corp. Tranche B Term Loan(a)(b)
12/21/18	0.000%	668,250	671,037

Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	8.500%	1,113,532	788,748

National CineMedia LLC Term Loan(a)(b)
11/26/19	3.470%	475,000	474,406

Nelson Education Ltd. 1st Lien Term Loan(a)(b)
07/04/14	2.811%	1,422,172	1,102,183

Nielsen Finance LLC(a)(b) Tranche B Term Loan
05/02/16	3.963%	1,949,981	1,956,943

Tranche C Term Loan
05/02/16	3.463%	2,452,217	2,462,566

Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b)
05/31/17	4.250%	960,375	955,573

Sinclair Television Group, Inc. Tranche B Term Loan(a)(b)
10/28/16	4.000%	851,798	855,409

Tribune Co. Tranche B Term Loan(a)(b)(c)
07/30/19	4.000%	1,600,000	1,596,000

Univision Communications, Inc. 1st Lien Term Loan(a)(b)
03/31/17	4.462%	6,570,371	6,456,441

Total			42,873,941

Metals 3.2%
Essar Steel Algoma, Inc. Term Loan(a)(b)
09/19/14	8.750%	972,562	957,974

FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b)
10/18/17	5.250%	5,536,125	5,577,646

Fairmount Minerals Ltd. Tranche B Term Loan(a)(b)
03/15/17	5.250%	3,786,464	3,766,736

JFB Firth Rixson, Inc. Term Loan(a)(b)
06/30/17	5.500%	300,000	302,439

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

JMC Steel Group, Inc. Term Loan(a)(b)
04/01/17	4.750%	2,210,659	2,227,239

Novelis, Inc.(a)(b) Term Loan
03/10/17	4.000%	1,964,917	1,981,619

Tranche B2 Term Loan
03/10/17	4.000%	3,571,079	3,600,112

SunCoke Energy, Inc. Tranche B Term Loan(a)(b)
07/26/18	4.000%	1,310,710	1,307,434

Walter Energy, Inc. Tranche B Term Loan(a)(b)
04/02/18	5.750%	4,833,464	4,855,601

Waupaca Foundry, Inc.(a)(b)
06/29/17	5.750%	658,230	658,230

Total			25,235,030

Non-Captive Diversified 0.1%
American Capital Ltd. Term Loan(a)(b)
08/22/16	5.500%	875,000	883,750

Oil Field Services 0.6%
FTS International, Inc. Term Loan(a)(b)
05/06/16	8.500%	4,238,732	3,509,670

Preferred Proppants LLC Tranche B Term Loan(a)(b)
12/15/16	7.500%	1,608,750	1,480,050

Total			4,989,720

Other Financial Institutions 1.3%
Asset Acceptance Capital Corp. Tranche B Term Loan(a)(b)
11/14/17	8.750%	1,401,250	1,410,891

Citco III Ltd. Term Loan(a)(b)
06/29/18	5.500%	2,787,575	2,811,966

Grosvenor Capital Management Holdings LLLP Tranche C Term Loan(a)(b)
12/05/16	4.250%	1,034,688	1,008,821

HarbourVest Partners LP Term Loan(a)(b)
11/21/17	4.750%	2,325,000	2,327,906

MIP Delaware LLC Term Loan(a)(b)
07/12/18	5.500%	697,291	700,199

Mercury Payment Systems LLC Term Loan(a)(b)
07/01/17	5.500%	1,062,938	1,070,910

Unifrax Holding Co. Term Loan(a)(b)
11/28/18	6.500%	644,058	650,499

Total			9,981,192

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Other Industry 3.5%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(a)(b)
12/18/17	5.250%	5,008,091	5,038,140

Allied Security Holdings LLC 1st Lien Term Loan(a)(b)
02/03/17	5.250%	1,547,449	1,551,318

Altegrity, Inc.(a)(b) Term Loan
02/21/15	2.961%	1,784,778	1,650,920

Tranche D Term Loan
02/21/15	7.750%	566,359	563,997

Aluma Systems, Inc. Tranche 1 Term Loan(a)(b)
10/23/18	6.250%	144,798	143,025

BarBri, Inc. Term Loan(a)(b)
06/19/17	6.000%	718,781	717,883

Brand Energy & Infrastructure Services, Inc. Tranche B1 1st Lien Term Loan(a)(b)
10/23/18	6.250%	603,327	595,936

Education Management LLC Tranche C-3 Term Loan(a)(b)
03/30/18	8.250%	1,487,817	1,231,168

Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) Term Loan(a)(b)
07/02/18	5.750%	3,393,212	3,433,727

Laureate Education, Inc. Term Loan(a)(b)
06/15/18	5.250%	7,373,371	7,299,637

Meritas Schools Holdings LLC 1st Lien Term Loan(a)(b)
07/29/17	7.500%	1,192,240	1,192,240

RE/MAX International LLC Term Loan(a)(b)
04/16/16	5.500%	1,184,424	1,179,982

SymphonyIRI Group/Holdings, Inc. Term Loan(a)(b)
12/01/17	5.000%	1,477,500	1,478,726

TriMas Co. LLC Tranche B Term Loan(a)(b)
10/11/19	3.750%	822,938	821,909

WireCo WorldGroup, Inc. Term Loan(a)(b)
02/15/17	6.000%	648,375	659,722

Total			27,558,330

Packaging 1.5%
BWAY Holding Co. Term Loan(a)(b)
08/06/17	4.500%	1,900,000	1,913,300

Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.212%	1,118,576	1,111,473

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

John Henry Holdings, Inc. 1st Lien Term Loan(a)(b)
12/06/18	6.000%	575,000	577,156

Reynolds Group Holdings, Inc. Term Loan(a)(b)
09/28/18	4.750%	5,211,938	5,268,644

Tank Holding Corp. Term Loan(a)(b)
07/09/19	5.500%	1,000,746	1,005,330

TricorBraun, Inc. Term Loan(a)(b)
05/03/18	5.503%	1,795,500	1,800,545

Total			11,676,448

Pharmaceuticals 2.3%
Aptalis Pharma, Inc. Tranche B1 Term Loan(a)(b)
02/11/17	5.500%	980,000	984,087

AssuraMed Holding, Inc. 1st Lien Term Loan(a)(b)
10/24/19	5.500%	750,000	757,035

Catalent Pharma Solutions, Inc.(a)(b) Tranche 1 Term Loan
09/15/16	4.209%	1,953,488	1,961,634

Tranche 2 Term Loan
09/15/17	5.250%	1,338,076	1,353,129

Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	4.500%	6,149,721	6,202,671

Patriot Coal Corp. Debtor In Possession Term Loan(a)(b)(d)
12/31/13	9.250%	850,000	852,660

Pharmaceutical Product Development, Inc. Term Loan(a)(b)
12/05/18	6.250%	2,202,750	2,235,395

Valeant Pharmaceuticals International, Inc. Tranche B Term Loan(a)(b)
02/13/19	4.250%	847,875	852,564

WC Luxco SARL Tranche B3 Term Loan(a)(b)
03/15/18	4.250%	789,331	795,582

Warner Chilcott Co. LLC Tranche B2 Term Loan(a)(b)
03/15/18	4.250%	574,059	578,605

Warner Chilcott Corp.(a)(b) Tranche B1 Term Loan
03/15/18	4.250%	436,022	439,475
03/15/18	4.250%	1,148,117	1,157,210

Total			18,170,047

Property & Casualty 1.8%
Asurion LLC 1st Lien Term Loan(a)(b)
05/24/18	5.500%	8,843,686	8,925,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	165

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

HUB International Ltd.(a)(b) Term Loan
06/13/17	4.712%	1,967,091	1,977,477
12/13/17	6.750%	2,917,651	2,942,276

Total			13,845,243

Refining 0.3%
CITGO Petroleum Corp.(a)(b) Tranche B Term Loan
06/24/15	8.000%	303,572	304,786
Tranche C Term Loan
06/24/17	9.000%	1,963,214	1,984,476

Total			2,289,262

Restaurants 2.3%
Brasa Holdings, Inc. Tranche B Term Loan(a)(b)
07/22/19	7.500%	473,813	476,181

Burger King Corp. Tranche B Term Loan(a)(b)
09/28/19	3.750%	3,241,875	3,252,411

Dave & Buster’s, Inc. Term Loan(a)(b)
06/01/16	5.500%	1,950,000	1,950,000

DineEquity, Inc. Tranche B1 Term Loan(a)(b)
10/19/17	4.250%	3,168,052	3,190,831

Dunkin’ Brands, Inc. Tranche B2 Term Loan(a)(b)
11/23/17	4.000%	2,545,960	2,563,731

Landry’s, Inc. Tranche B Term Loan(a)(b)
04/24/18	6.500%	2,856,485	2,883,850

NPC International, Inc. Term Loan(a)(b)
12/28/18	4.500%	785,333	790,242

OSI Restaurant Partners LLC Term Loan(a)(b)
10/28/19	4.800%	2,425,000	2,447,213

P.F. Chang’s China Bistro, Inc. Term Loan(a)(b)
07/02/19	5.250%	423,938	429,237

Total			17,983,696

Retailers 7.0%
99 Cents Only Stores Tranche B1 Term Loan(a)(b)
01/11/19	5.250%	3,051,758	3,084,808

Ascena Retail Group, Inc. Tranche B Term Loan(a)(b)
06/14/18	4.750%	837,750	842,634

Bass Pro Group LLC Term Loan(a)(b)
11/20/19	4.000%	1,275,000	1,275,790

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Blue Buffalo Co., Ltd. Term Loan(a)(b)
08/08/19	6.500%	1,371,562	1,378,996

Evergreen Acqco 1 LP Term Loan(a)(b)
07/09/19	5.000%	671,629	673,308

FTD Group, Inc. Term Loan(a)(b)
06/10/20	4.750%	2,313,243	2,330,593

General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	3.750%	8,941,864	8,952,862

Harbor Freight Tools, USA, Inc./Central Purchasing LLC Term Loan(a)(b)
11/14/17	5.500%	1,147,125	1,158,596

J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.500%	5,917,443	5,931,527

Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	4,835,173	4,848,276

Michaels Stores, Inc. Tranche B3 Term Loan(a)(b)
07/31/16	4.813%	1,655,332	1,668,674

National Vision, Inc. Term Loan(a)(b)
08/02/18	7.000%	818,812	827,001

Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	7,700,000	7,701,925

Pantry, Inc. (The) Term Loan(a)(b)
08/15/19	5.750%	448,875	454,486

PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	5,522,399	5,558,902

Rite Aid Corp.(a)(b) Tranche 2 Term Loan
06/04/14	1.970%	2,813,421	2,794,655

Tranche 5 Term Loan
03/03/18	4.500%	4,082,752	4,071,279

Travelport LLC(a)(b) Synthetic Letter of Credit
08/23/13	3.061%	153,677	145,225

Tranche B Term Loan
08/23/15	5.105%	1,735,688	1,666,261

Total			55,365,798

Supermarkets 0.2%
Sprouts Farmers Markets Holdings LLC Tranche 1 Term Loan(a)(b)
04/18/18	6.000%	721,375	727,687

United Central Industrial Supply Co. LLC Tranche B Term Loan(a)(b)
10/12/18	7.500%	1,050,000	1,008,000

Total			1,735,687

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Technology 12.8%
Aeroflex, Inc.(a)(b) Tranche B Term Loan
05/09/18	5.750%	1,855,425	1,865,091

Aeroflex, Inc.(a)(b)(c) Tranche B Term Loan
05/09/18	5.750%	1,418,145	1,425,533

Applied Systems, Inc. 1st Lien Term Loan(a)(b)
12/08/16	5.500%	1,701,102	1,710,679

Aspect Software, Inc. Tranche B Term Loan(a)(b)
05/07/16	7.000%	3,881,197	3,900,603

Audio Visual Services Group, Inc. 1st Lien Term Loan(a)(b)
11/09/18	6.750%	1,022,437	1,001,989

CCC Information Services Group, Inc. Tranche B Term Loan(a)(b)(c)
12/31/19	5.250%	300,000	300,624

CommScope, Inc. Tranche 1 Term Loan(a)(b)
01/14/18	4.250%	6,025,200	6,052,795

CompuCom Systems, Inc. 1st Lien Term Loan(a)(b)
10/04/18	6.500%	750,000	752,497

Dealer Computer Services, Inc. Tranche B Term Loan(a)(b)
04/21/18	3.750%	1,631,643	1,635,722

EIG Investors Corp. Tranche B Term Loan(a)(b)
10/15/19	6.250%	1,875,000	1,873,444

Edwards (Cayman Islands II) Ltd. 1st Lien Term Loan(a)(b)
05/31/16	5.500%	1,888,386	1,888,971

Epicor Software Corp. Tranche B Term Loan(a)(b)
05/16/18	5.000%	3,464,824	3,477,090

Expert Global Solutions, Inc. Tranche B 1st Lien Term Loan(a)(b)
04/03/18	8.000%	2,388,000	2,390,245

First Data Corp.(a)(b) Term Loan
03/24/17	5.211%	500,000	490,390
03/23/18	4.211%	1,641,285	1,559,040

Tranche B Term Loan
09/24/18	5.211%	1,325,000	1,297,559

Tranche B1 Term Loan
09/24/14	2.961%	44,372	44,311

Tranche B2 Term Loan
09/24/14	2.961%	177,072	176,826

Tranche B3 Term Loan
09/24/14	2.961%	44,372	44,310

Freescale Semiconductor, Inc. Tranche B1 Term Loan(a)(b)
12/01/16	4.460%	935,706	914,653

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Genpact Ltd. Term Loan(a)(b)
08/30/19	4.250%	1,720,687	1,732,526

Go Daddy Operating Co. LLC Tranche B1 Term Loan(a)(b)
12/17/18	5.500%	2,149,050	2,152,639

Greeneden U.S. Holdings II LLC Term Loan(a)(b)
01/31/19	6.750%	719,562	725,413

Hyland Software, Inc. Term Loan(a)(b)
10/25/19	5.500%	325,000	325,406

Infor (U.S.), Inc. Tranche B2 Term Loan(a)(b)
04/05/18	5.250%	4,975,031	5,015,876

Interactive Data Corp. Tranche B Term Loan(a)(b)
02/11/18	4.500%	1,916,109	1,923,677

Kronos, Inc. 1st Lien Term Loan(a)(b)
10/30/19	5.500%	1,475,000	1,490,679

Microsemi Corp. Term Loan(a)(b)
02/02/18	4.000%	1,664,661	1,675,765

NXP BV/ Funding LLC Tranche C Loan(a)(b)
01/10/20	4.750%	850,000	854,607

NXP BV/Funding LLC Tranche A2 Term Loan(a)(b)
03/03/17	5.500%	3,135,312	3,191,152

Novell, Inc. 1st Lien Term Loan(a)(b)
11/22/17	7.250%	3,320,625	3,345,530

Open Solutions, Inc. Term Loan(a)(b)
01/23/14	2.435%	1,488,157	1,409,568

RP Crown Parent LLC 1st Lien Term Loan(a)(b)
12/14/18	6.750%	2,475,000	2,471,906

Renaissance Learning, Inc. Term Loan(a)(b)
11/13/18	5.750%	523,688	524,672

Rocket Software, Inc. 1st Lien Term Loan(a)(b)
02/08/18	5.750%	495,000	496,485

Rovi Solutions Corp./Guides, Inc. Tranche B2 Term Loan(a)(b)
03/29/19	4.000%	992,500	988,778

SCS Holdings I, Inc. Term Loan(a)(b)
12/07/18	7.000%	563,942	567,467

SSI Investments II Ltd. Term Loan(a)(b)
05/26/17	5.000%	784,509	790,393

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	167

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	3.750%	4,801,875	4,822,379

Serena Software, Inc.(a)(b) Term Loan
03/10/16	4.211%	2,200,000	2,202,750

Tranche B Term Loan
03/10/16	5.000%	425,000	426,330

Shield Finance Co. SARL(a)(b)
05/10/19	6.500%	1,197,000	1,195,504

Shield Finance Co. SARL(a)(b)(c) Tranche B Term Loan
05/10/19	6.500%	497,000	496,379

Ship Luxco 3 SARL Tranche B2A Term Loan(a)(b)
11/30/17	5.250%	1,978,788	1,984,566

Sitel LLC Tranche A Term Loan(a)(b)
01/30/17	7.097%	2,377,759	2,359,926

Softlayer Technologies, Inc. Tranche B Term Loan(a)(b)
11/09/16	7.250%	563,500	566,318

Spansion LLC Term Loan(a)(b)
12/13/18	5.250%	723,141	726,308

SunGard Data Systems, Inc.(a)(b) Tranche B Term Loan
02/28/16	3.866%	3,604,830	3,611,246

Tranche C Term Loan
02/28/17	3.963%	884,637	888,228

Tranche D Term Loan
01/31/20	4.500%	625,000	629,688

Syniverse Holdings, Inc. Term Loan(a)(b)
04/23/19	5.000%	2,313,375	2,330,725

Trans Union LLC Term Loan(a)(b)
02/10/18	5.500%	6,813,584	6,904,409

TriZetto Group, Inc. Term Loan(a)(b)
05/02/18	4.750%	1,556,104	1,539,889

Vantiv LLC Tranche B Term Loan(a)(b)
03/27/19	3.750%	545,875	545,193

Verifone, Inc. Tranche B Term Loan(a)(b)
12/28/18	4.250%	246,356	246,233

Vertafore, Inc. 1st Lien Term Loan(a)(b)
07/29/16	5.250%	1,788,541	1,800,471

Wall Street Systems Delaware, Inc. 1st Lien Term Loan(a)(b)
10/25/19	5.750%	1,100,000	1,098,625

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Web.com Group, Inc. 1st Lien Term Loan(a)(b)
10/27/17	5.500%	2,797,020	2,809,271

iPayment, Inc. Term Loan(a)(b)
05/08/17	5.750%	1,482,914	1,474,268

Total			101,143,617

Textile 0.1%
Warnaco Group, Inc. (The) Tranche B Term Loan(a)(b)
06/17/18	3.750%	566,375	564,489

Transportation Services 0.8%
Evergreen International Aviation, Inc. 1st Lien Term Loan(a)(b)
06/30/15	11.500%	919,888	896,891

Hertz Corp. (The)(a)(b) Tranche B Term Loan
03/11/18	3.750%	3,659,813	3,668,194

Tranche B1 Term Loan
03/11/18	3.750%	1,700,000	1,704,250

Total			6,269,335

Wireless 2.1%
Cricket Communications, Inc. Term Loan(a)(b)
10/10/19	4.750%	450,000	451,876

Crown Castle Operating Co. Tranche B Term Loan(a)(b)
01/31/19	4.000%	2,467,557	2,478,858

Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.587%	162,805	124,953

Term Loan
08/07/14	3.587%	1,561,781	1,198,667

MetroPCS Wireless, Inc. Tranche B3 Term Loan(a)(b)
03/17/18	4.000%	6,454,499	6,460,567

SBA Senior Finance II LLC Term Loan(a)(b)
06/30/18	3.750%	1,058,875	1,062,623

SBA Senior Finance II LLC Tranche B Term Loan(a)(b)
09/28/19	3.750%	400,000	401,500

Telesat Canada Tranche B Term Loan(a)(b)
03/28/19	4.250%	4,626,750	4,659,137

Total			16,838,181

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Wirelines 0.3%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,344,009	1,259,444

Neustar, Inc. Term Loan(a)(b)
11/08/18	5.000%	1,061,562	1,066,212

Total			2,325,656

Total Senior Loans
(Cost: $729,723,836)			734,986,472

Money Market Funds 6.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(e)(f)	53,055,866	53,055,866

Total Money Market Funds
(Cost: $53,055,866)		53,055,866

Total Investments
(Cost: $782,779,702)		788,042,338

Other Assets & Liabilities, Net		437,411

Net Assets		788,479,749

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	27,927,273	479,854,252	(454,725,659)	53,055,866	64,573	53,055,866

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	169

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans

Aerospace & Defense	—	11,995,841	514,837	12,510,678

Automotive	—	28,715,562	396,008	29,111,570

Banking	—	895,822	820,170	1,715,992

Brokerage	—	7,853,329	—	7,853,329

Chemicals	—	26,286,912	2,613,184	28,900,096

Construction Machinery	—	3,595,788	—	3,595,788

Consumer Cyclical Services	—	28,945,027	5,925,735	34,870,762

Consumer Products	—	20,824,928	—	20,824,928

Diversified Manufacturing	—	15,867,236	—	15,867,236

Electric	—	14,993,531	809,412	15,802,943

Entertainment	—	25,336,025	1,281,325	26,617,350

Environmental	—	5,979,459	—	5,979,459

Food and Beverage	—	28,431,531	836,966	29,268,497

Gaming	—	7,968,234	673,287	8,641,521

Gas Distributors	—	—	4,760,960	4,760,960

Gas Pipelines	—	1,990,642	—	1,990,642

Health Care	—	75,461,380	4,296,827	79,758,207

Independent Energy	—	8,097,501	—	8,097,501

The accompanying Notes to Financial Statements are an integral part of this statement.

170	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Integrated Energy	—	2,615,982	—	2,615,982

Life Insurance	—	2,793,165	—	2,793,165

Media Cable	—	33,680,444	—	33,680,444

Media Non-Cable	—	42,873,941	—	42,873,941

Metals	—	23,269,366	1,965,664	25,235,030

Non-Captive Diversified	—	—	883,750	883,750

Oil Field Services	—	3,509,670	1,480,050	4,989,720

Other Financial Institutions	—	9,981,192	—	9,981,192

Other Industry	—	24,055,448	3,502,882	27,558,330

Packaging	—	11,676,448	—	11,676,448

Pharmaceuticals	—	18,170,047	—	18,170,047

Property & Casualty	—	13,845,243	—	13,845,243

Refining	—	2,289,262	—	2,289,262

Restaurants	—	17,078,278	905,418	17,983,696

Retailers	—	51,608,494	3,757,304	55,365,798

Supermarkets	—	1,735,687	—	1,735,687

Technology	—	94,883,089	6,260,528	101,143,617

Textile	—	564,489	—	564,489

Transportation Services	—	5,372,444	896,891	6,269,335

Wireless	—	16,838,181	—	16,838,181

Wirelines	—	2,325,656	—	2,325,656

Total Senior Loans	—	692,405,274	42,581,198	734,986,472

Other

Money Market Funds	53,055,866	—	—	53,055,866

Total Other	53,055,866	—	—	53,055,866

Total	53,055,866	692,405,274	42,581,198	788,042,338

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	171

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Senior Loans ($)
Balance as of December 31, 2011	51,135,797

Accrued discounts/premiums	71,972

Realized gain (loss)	368,134

Change in unrealized appreciation (depreciation)(a)	998,688

Sales	(30,518,496)

Purchases	17,768,291

Transfers into Level 3	22,487,062

Transfers out of Level 3	(19,730,250)

Balance as of December 31, 2012	42,581,198

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $735,545.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, December 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

172	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 89.3%
Issuer	Shares	Value ($)

Australia 5.1%
BHP Billiton Ltd.	540,611	21,105,683

Brambles Ltd.	4,529,077	35,912,346

CSL Ltd.	381,560	21,541,846

WorleyParsons Ltd.	913,083	22,491,935

Total		101,051,810

Belgium 2.3%
Anheuser-Busch InBev NV	515,926	44,929,212

Brazil 1.7%
Banco Bradesco SA, ADR	1,976,428	34,330,554

Canada 8.3%
Agrium, Inc.	188,123	18,749,889

Canadian National Railway Co.	184,214	16,728,713

Canadian Natural Resources Ltd.	474,584	13,664,508

Cenovus Energy, Inc.	548,606	18,360,404

CGI Group, Inc., Class A(a)	709,100	16,353,427

Fairfax Financial Holdings Ltd.	54,700	19,717,186

Potash Corp. of Saskatchewan, Inc.	560,425	22,806,880

Suncor Energy, Inc.	1,196,758	39,354,533

Total		165,735,540

China 4.9%
Baidu, Inc., ADR(a)	329,547	33,050,268

China Mobile Ltd.	2,065,500	24,306,188

CNOOC Ltd.	7,274,000	16,024,717

Industrial & Commercial Bank of China Ltd., Class H	33,000,000	23,818,636

Total		97,199,809

Denmark 1.0%
Novo Nordisk A/S, Class B	118,770	19,340,110

France 4.5%
Cap Gemini SA	307,733	13,456,400

Eutelsat Communications SA	389,602	12,958,244

L’Oreal SA	99,593	13,857,621

Publicis Groupe SA	425,612	25,606,165

Schneider Electric SA	321,844	23,572,100

Total		89,450,530

Germany 5.9%
Adidas AG	359,216	32,059,751

Deutsche Boerse AG	260,311	15,962,789

Common Stocks (continued)
Issuer	Shares	Value ($)

Fresenius Medical Care AG & Co. KGaA	286,010	19,738,150

SAP AG	610,631	49,102,470

Total		116,863,160

Hong Kong 2.3%
Galaxy Entertainment Group Ltd. (a)	5,594,000	22,430,723

Hutchison Whampoa Ltd.	2,107,000	22,327,773

Total		44,758,496

Israel 1.7%
Teva Pharmaceutical Industries Ltd., ADR	921,404	34,405,225

Japan 5.3%
Canon, Inc.	209,900	8,135,673

Denso Corp.	402,300	14,009,782

FANUC CORP.	102,700	19,107,295

Keyence Corp.	101,960	28,276,022

Komatsu Ltd.	415,600	10,664,462

Toyota Motor Corp.	523,500	24,445,432

Total		104,638,666

Mexico 3.6%
America Movil SAB de CV, Class L, ADR	975,009	22,561,708

Fomento Economico Mexicano SAB de CV, ADR	167,749	16,892,324

Grupo Televisa SAB, ADR	1,233,784	32,793,979

Total		72,248,011

Netherlands 1.2%
Unilever NV-CVA	646,123	24,723,001

Russian Federation 0.5%
Gazprom OAO, ADR	1,061,078	10,255,797

Singapore 3.3%
Avago Technologies Ltd.	584,266	18,497,862

Keppel Corp., Ltd.	2,965,700	27,081,477

United Overseas Bank Ltd.	1,166,000	19,127,113

Total		64,706,452

South Korea 2.5%
Hyundai Mobis	101,438	27,521,046

NHN Corp.	100,832	21,419,012

Total		48,940,058

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	173

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Spain 1.1%
Amadeus IT Holding SA, Class A	895,634	22,633,931

Sweden 4.4%
Investment AB Kinnevik, Class B	604,547	12,645,568

Investor AB, Class B	888,157	23,332,025

Swedbank AB, Class A	1,018,224	20,003,388

Telefonaktiebolaget LM Ericsson, Class B	1,445,726	14,603,640

Volvo AB B Shares	1,208,914	16,669,870

Total		87,254,491

Switzerland 8.0%
ABB Ltd.	1,051,769	21,811,094

Julius Baer Group Ltd.	560,768	19,964,919

Nestlé SA, Registered Shares	450,816	29,412,801

Novartis AG, Registered Shares	333,487	21,067,469

Roche Holding AG, Genusschein Shares	170,234	34,418,112

Syngenta AG	78,598	31,752,519

Total		158,426,914

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,470,000	21,640,924

Turkey 1.0%
Akbank TAS	4,217,235	20,925,767

United Kingdom 19.6%
BG Group PLC	1,687,908	28,153,984

British American Tobacco PLC	663,321	33,719,904

British Sky Broadcasting Group PLC	1,664,438	20,992,568

Centrica PLC	3,275,499	17,876,681

Common Stocks (continued)
Issuer	Shares	Value ($)
Compass Group PLC	3,935,459	46,716,891

Imperial Tobacco Group PLC	1,011,610	39,221,709

Informa PLC	2,355,393	17,364,062

Kingfisher PLC	4,888,507	22,841,912

Next PLC	327,553	19,883,274

Pearson PLC	743,097	14,484,115

Reed Elsevier PLC	4,634,271	48,927,016

Royal Dutch Shell PLC, Class B	657,546	23,458,826

Shire PLC	364,091	11,199,847

Smith & Nephew PLC	1,915,641	21,175,296

WPP PLC	1,562,152	22,821,765

Total		388,837,850

Total Common Stocks
(Cost: $1,473,975,060)		1,773,296,308

Preferred Stocks 1.8%
Germany 1.8%
Volkswagen AG	154,055	35,347,779

Total Preferred Stocks
(Cost: $26,604,628)		35,347,779

Money Market Funds 8.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	174,563,639	174,563,639

Total Money Market Funds
(Cost: $174,563,639)		174,563,639

Total Investments
(Cost: $1,675,143,327)		1,983,207,726

Other Assets & Liabilities, Net		1,973,615

Net Assets		1,985,181,341

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	162,648,841	434,697,413	(422,782,615)	174,563,639	261,623	174,563,639

The accompanying Notes to Financial Statements are an integral part of this statement.

174	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	175

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	32,793,979	373,062,746	—	405,856,725

Consumer Staples	16,892,324	185,864,248	—	202,756,572

Energy	71,379,445	100,385,259	—	171,764,704

Financials	54,047,740	155,780,205	—	209,827,945

Health Care	34,405,225	148,480,831	—	182,886,056

Industrials	16,728,713	177,146,416	—	193,875,129

Information Technology	67,901,557	179,268,072	—	247,169,629

Materials	41,556,769	52,858,202	—	94,414,971

Telecommunication Services	22,561,708	24,306,188	—	46,867,896

Utilities	—	17,876,681	—	17,876,681

Preferred Stocks

Consumer Discretionary	—	35,347,779	—	35,347,779

Total Equity Securities	358,267,460	1,450,376,627	—	1,808,644,087

Other

Money Market Funds	174,563,639	—	—	174,563,639

Total Other	174,563,639	—	—	174,563,639

Total	532,831,099	1,450,376,627	—	1,983,207,726

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

176	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 13.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
BAE Systems Holdings, Inc.(a)
08/15/15	5.200%	780,000	854,170
06/01/19	6.375%	555,000	662,562

Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	300,000	338,271

Lockheed Martin Corp.(a)
12/15/42	4.070%	257,000	248,990

Total			2,103,993

Airlines 0.1%
American Airlines Pass-Through Trust Series 2011-1 Class A
07/31/22	5.250%	216,926	224,518

Series 2011-2 Class A
10/15/21	8.625%	583,822	605,715

Continental Airlines Pass-Through Trust Pass-Through Certificates Series 2007-1 Class A
04/19/22	5.983%	760,403	846,861

Continental Airlines Pass-Through Trust Series 2012-2 Class A
10/29/24	4.000%	181,000	190,276

Delta Air Lines Pass-Through Trust Series 2011-1 Class A
10/15/20	5.300%	112,481	123,871

Total			1,991,241

Automotive 0.2%
American Honda Finance Corp. Senior Unsecured(a)
02/28/17	2.125%	452,000	462,488

Daimler Finance North America LLC
01/18/31	8.500%	675,000	1,050,592

Daimler Finance North America LLC(a)
04/10/15	1.650%	925,000	936,346
07/31/15	1.300%	591,000	594,431

Johnson Controls, Inc. Senior Unsecured
12/01/21	3.750%	525,000	558,303
12/01/41	5.250%	865,000	978,360

PACCAR Financial Corp. Senior Unsecured
09/29/14	1.550%	700,000	712,788

Total			5,293,308

Banking 4.0%
American Express Co. Senior Unsecured
05/20/14	7.250%	425,000	462,488
03/19/18	7.000%	500,000	631,716

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Express Credit Corp. Senior Unsecured
05/02/13	5.875%	430,000	437,764
08/25/14	5.125%	830,000	889,215
06/12/15	1.750%	1,325,000	1,352,751
09/19/16	2.800%	2,039,000	2,157,354
03/24/17	2.375%	541,000	566,058

Associates Corp. of North America Senior Unsecured
11/01/18	6.950%	193,000	232,488

BB&T Corp. Senior Unsecured
09/25/13	3.375%	555,000	566,541
08/15/17	1.600%	306,000	309,674
04/30/19	6.850%	400,000	509,359

Subordinated Notes
12/23/15	5.200%	400,000	445,944
11/01/19	5.250%	800,000	924,991

Bank of America Corp. Senior Unsecured
05/15/14	7.375%	250,000	270,712
10/14/16	5.625%	500,000	565,352
06/01/19	7.625%	50,000	63,894
07/01/20	5.625%	2,750,000	3,251,443

Bank of New York Mellon Corp. (The) Senior Unsecured
06/18/15	2.950%	1,520,000	1,599,257
01/17/17	2.400%	1,024,000	1,072,744
01/15/20	4.600%	230,000	262,950
09/23/21	3.550%	270,000	294,180

Barclays Bank PLC Senior Unsecured
02/23/15	2.750%	500,000	517,917

Barclays Bank PLC(a)
09/21/15	2.500%	1,600,000	1,668,417

Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,750,000	2,369,670

Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	600,000	732,767
07/15/21	4.750%	381,000	439,355

Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	1,455,000	1,524,641
01/15/15	6.010%	2,990,000	3,267,218
05/19/15	4.750%	735,000	792,356
08/07/15	2.250%	525,000	537,667
12/15/15	4.587%	583,000	636,490
01/10/17	4.450%	1,800,000	1,994,040
08/15/17	6.000%	540,000	636,199
11/21/17	6.125%	900,000	1,071,141
05/22/19	8.500%	700,000	941,246
08/09/20	5.375%	856,000	1,008,751
12/01/25	7.000%	765,000	955,327
01/15/28	6.625%	215,000	258,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	177

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Comerica Bank Subordinated Notes
08/22/17	5.200%	500,000	578,996

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
01/11/21	4.500%	1,800,000	2,023,168

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a) Senior Unsecured
09/30/10	5.800%	500,000	579,429

Countrywide Financial Corp. Subordinated Notes
05/15/16	6.250%	1,520,000	1,668,515

Deutsche Bank AG Senior Unsecured
01/11/16	3.250%	900,000	952,380
09/01/17	6.000%	150,000	179,855

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/03/15	3.300%	1,001,000	1,043,299
08/01/15	3.700%	1,987,000	2,097,060
02/07/16	3.625%	805,000	852,111
01/18/18	5.950%	1,000,000	1,163,693
04/01/18	6.150%	1,500,000	1,762,152
02/15/19	7.500%	3,565,000	4,477,659
06/15/20	6.000%	1,281,000	1,522,100
07/27/21	5.250%	1,123,000	1,280,193

HSBC Bank PLC(a) Senior Notes
06/28/15	3.500%	1,321,000	1,401,720
08/12/20	4.125%	622,000	682,579
Senior Unsecured
05/24/16	3.100%	245,000	259,031
01/19/21	4.750%	565,000	651,950

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	586,000	691,996
01/14/22	4.875%	410,000	475,833

HSBC USA, Inc. Senior Unsecured
02/13/15	2.375%	245,000	252,013
01/16/18	1.625%	1,660,000	1,661,507

ING Bank NV(a)
09/25/15	2.000%	540,000	543,996

KeyBank NA Subordinated Notes
11/01/17	5.700%	817,000	922,630

KeyCorp Senior Unsecured
05/14/13	6.500%	500,000	510,732

Macquarie Group Ltd.(a) Senior Unsecured
08/01/14	7.300%	923,000	995,652
01/14/21	6.250%	926,000	1,021,075

Merrill Lynch & Co., Inc. Senior Unsecured
09/30/15	5.300%	1,200,000	1,313,822

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

08/28/17	6.400%	4,249,000	4,989,834
07/15/18	6.500%	1,300,000	1,515,526

Morgan Stanley
01/09/17	5.450%	3,300,000	3,651,717
Senior Unsecured
07/24/15	4.000%	567,000	593,244
12/28/17	5.950%	1,200,000	1,358,885
09/23/19	5.625%	130,000	146,576
07/24/20	5.500%	696,000	783,007
07/28/21	5.500%	2,815,000	3,196,078

National Australia Bank Ltd. Senior Unsecured(a)
07/27/16	3.000%	3,250,000	3,395,903

National Bank of Canada(a)
01/30/14	1.650%	1,655,000	1,677,508

Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	500,000	619,080

Oversea-Chinese Banking Corp., Ltd. Senior Unsecured(a)
03/13/15	1.625%	598,000	605,424

PNC Bank NA Subordinated Notes
04/01/18	6.875%	1,000,000	1,249,105

PNC Funding Corp. Bank Guaranteed
05/19/14	3.000%	2,015,000	2,082,631

Royal Bank of Canada Senior Unsecured
07/20/16	2.300%	1,215,000	1,266,188

SouthTrust Bank Subordinated Notes
05/15/25	7.690%	500,000	639,183

U.S. Bancorp
07/27/15	2.450%	960,000	1,001,084
Senior Unsecured
05/15/17	1.650%	500,000	509,450
05/24/21	4.125%	309,000	349,790
03/15/22	3.000%	358,000	372,330

UBS AG
01/15/15	3.875%	1,000,000	1,056,662
08/04/20	4.875%	305,000	353,163
Senior Unsecured
04/25/18	5.750%	500,000	593,572

Wachovia Bank NA Subordinated Notes
08/15/15	5.000%	1,000,000	1,092,407
11/15/17	6.000%	5,300,000	6,355,633

Wachovia Corp. Senior Unsecured
05/01/13	5.500%	1,875,000	1,906,172
02/01/18	5.750%	1,400,000	1,677,259

Wells Fargo & Co. Senior Unsecured
04/01/21	4.600%	200,000	230,048

The accompanying Notes to Financial Statements are an integral part of this statement.

178	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Westpac Banking Corp. Senior Unsecured
11/19/19	4.875%	750,000	874,990

Total			111,926,304

Brokerage 0.2%
BlackRock, Inc. Senior Unsecured
09/15/17	6.250%	900,000	1,099,879

Blackstone Holdings Finance Co. LLC Senior Unsecured(a)
03/15/21	5.875%	850,000	958,780

Charles Schwab Corp. (The) Senior Unsecured(a)
09/01/22	3.225%	325,000	324,066

Jefferies Group, Inc. Senior Unsecured
11/09/15	3.875%	375,000	387,188
07/15/19	8.500%	1,865,000	2,228,675

Nomura Holdings, Inc. Senior Unsecured
03/04/15	5.000%	600,000	636,157
01/19/16	4.125%	650,000	678,450
03/04/20	6.700%	400,000	466,821

Total			6,780,016

Building Materials —%
CRH America, Inc.
09/30/16	6.000%	229,000	257,310

Chemicals 0.4%
Dow Chemical Co. (The) Senior Unsecured
05/15/18	5.700%	275,000	327,050
05/15/19	8.550%	709,000	957,204
11/15/20	4.250%	350,000	389,099

EI du Pont de Nemours & Co. Senior Unsecured
07/15/13	5.000%	130,000	133,224
03/15/19	5.750%	250,000	304,467
01/15/28	6.500%	355,000	474,995
12/15/36	5.600%	525,000	671,363

Ecolab Inc. Senior Unsecured
12/08/41	5.500%	970,000	1,157,253

Mosaic Co. (The) Senior Unsecured
11/15/21	3.750%	670,000	711,748

PPG Industries, Inc. Senior Unsecured
03/15/18	6.650%	1,225,000	1,520,965
08/15/19	7.400%	278,000	341,971

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Potash Corp. of Saskatchewan, Inc. Senior Unsecured
09/30/15	3.750%	300,000	322,668
05/15/19	6.500%	450,000	563,262

Praxair, Inc. Senior Unsecured
03/31/14	4.375%	450,000	471,261
03/15/17	5.200%	740,000	865,312

Union Carbide Corp. Senior Unsecured
06/01/25	7.500%	515,000	641,334
10/01/96	7.750%	920,000	1,100,314

Total			10,953,490

Construction Machinery 0.1%
Caterpillar, Inc. Senior Unsecured
12/15/18	7.900%	1,000,000	1,356,461
08/15/42	3.803%	1,011,000	1,007,224

John Deere Capital Corp.
10/10/17	1.200%	570,000	570,892
Senior Unsecured
06/29/15	0.950%	755,000	759,187

Total			3,693,764

Consumer Cyclical Services —%
eBay, Inc. Senior Unsecured
10/15/20	3.250%	420,000	453,004

Consumer Products —%
Kimberly-Clark Corp. Senior Secured
03/01/22	2.400%	268,000	271,691

Koninklijke Philips Electronics NV Senior Unsecured
03/11/18	5.750%	148,000	178,315
06/01/26	7.200%	175,000	232,767

Newell Rubbermaid, Inc. Senior Unsecured
08/15/20	4.700%	405,000	447,319

Total			1,130,092

Diversified Manufacturing 0.1%
Eaton Corp. PLC Senior Unsecured
04/01/24	7.625%	500,000	652,918

Siemens Financieringsmaatschappij NV(a)
08/17/26	6.125%	385,000	506,232

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	179

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Technologies Corp. Senior Unsecured
02/01/19	6.125%	965,000	1,202,609

Total			2,361,759

Electric 1.2%
Alabama Power Co. Senior Unsecured
05/15/38	6.125%	70,000	92,433

American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	357,000	358,251
12/15/22	2.950%	375,000	375,120

Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	93,000	98,904

Carolina Power & Light Co. 1st Mortgage
09/15/13	5.125%	461,000	476,314
05/15/22	2.800%	607,000	623,341

CenterPoint Energy, Inc. Senior Unsecured
05/01/18	6.500%	1,065,000	1,299,034

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	600,000	799,127

Consumers Energy Co. 1st Mortgage
05/15/22	2.850%	282,000	291,481

Detroit Edison Co. (The) General Refunding Mortgage
06/01/21	3.900%	285,000	318,624

Secured
06/15/42	3.950%	364,000	368,828

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	500,000	603,026
08/01/33	5.250%	1,315,000	1,499,221
08/01/41	4.900%	102,000	115,213

Duke Energy Carolinas LLC
01/15/18	5.250%	630,000	752,015

1st Mortgage
06/15/20	4.300%	156,000	178,163
12/15/41	4.250%	313,000	327,775

1st Refunding Mortgage
01/15/38	6.000%	226,000	289,298

Duke Energy Corp. Senior Unsecured
11/15/16	2.150%	757,000	782,750

Duke Energy Indiana, Inc. 1st Mortgage
07/15/20	3.750%	772,000	854,874

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%	800,000	944,732
10/01/20	4.000%	750,000	788,420

Florida Power & Light Co. 1st Mortgage
10/01/33	5.950%	615,000	801,040

Indiana Michigan Power Co. Senior Unsecured
03/15/19	7.000%	420,000	530,629

John Sevier Combined Cycle Generation LLC Secured
01/15/42	4.626%	363,618	416,177

Kansas City Power & Light Co. Senior Unsecured
10/01/41	5.300%	750,000	862,949

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	550,000	813,019

Nevada Power Co.
08/01/18	6.500%	1,275,000	1,605,660
09/15/40	5.375%	67,000	79,394

NextEra Energy Capital Holdings
06/01/15	1.200%	294,000	296,092

Oncor Electric Delivery Co. LLC Senior Secured
09/01/18	6.800%	813,000	1,008,268
09/01/22	7.000%	155,000	197,003

PPL Capital Funding, Inc.
06/15/22	4.200%	313,000	336,601

PPL Electric Utilities Corp. 1st Mortgage
09/01/22	2.500%	368,000	369,694

PPL Energy Supply LLC Senior Unsecured
12/15/21	4.600%	775,000	840,255

PSEG Power LLC
12/01/15	5.500%	212,000	236,676
09/15/16	5.320%	800,000	903,442
09/15/21	4.150%	233,000	255,320

PacifiCorp 1st Mortgage
07/15/18	5.650%	1,500,000	1,832,382
06/15/21	3.850%	335,000	377,794
10/15/37	6.250%	200,000	269,018

Pacific Gas & Electric Co. Senior Unsecured
04/15/42	4.450%	257,000	274,340
08/15/42	3.750%	531,000	507,709

Peco Energy Co. 1st Mortgage
09/15/22	2.375%	2,000,000	2,017,116

Potomac Electric Power Co. 1st Mortgage
12/15/38	7.900%	160,000	258,211

Progress Energy, Inc. Senior Unsecured
01/15/21	4.400%	187,000	208,389

The accompanying Notes to Financial Statements are an integral part of this statement.

180	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Public Service Co. of Colorado 1st Mortgage
11/15/20	3.200%	240,000	258,895

Public Service Co. of Oklahoma Senior Unsecured
12/01/19	5.150%	377,000	440,145
02/01/21	4.400%	231,000	262,087

Public Service Electric & Gas Co. 1st Mortgage
05/01/15	2.700%	400,000	417,481

San Diego Gas & Electric Co. 1st Mortgage
06/01/26	6.000%	525,000	712,028
05/15/40	5.350%	21,000	26,743

Southern California Edison Co.
02/01/38	5.950%	210,000	275,488

1st Mortgage
06/01/21	3.875%	225,000	254,160

Southern Power Co. Senior Unsecured
09/15/41	5.150%	466,000	524,762

Southwestern Public Service Co. Senior Unsecured
12/01/18	8.750%	804,000	1,090,862

Virginia Electric and Power Co. Senior Unsecured
11/15/38	8.875%	205,000	349,391

Wisconsin Electric Power Co. Senior Unsecured
09/15/21	2.950%	86,000	90,065

Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	98,000	114,604
09/15/41	4.800%	90,000	100,993

Total			32,451,826

Entertainment 0.1%
Historic TW, Inc.
05/15/29	6.625%	365,000	465,763

Time Warner, Inc.
04/15/31	7.625%	450,000	619,507
05/01/32	7.700%	690,000	964,742

Viacom, Inc. Senior Unsecured
02/27/15	1.250%	209,000	211,040
10/05/17	6.125%	375,000	448,666
12/15/21	3.875%	368,000	401,070

Viacom, Inc.(a) Senior Unsecured
03/15/43	4.375%	269,000	264,617

Walt Disney Co. (The) Senior Unsecured
12/15/17	5.875%	500,000	610,230

Total			3,985,635

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Environmental 0.1%
Republic Services, Inc.
06/01/22	3.550%	839,000	877,077

Waste Management, Inc.
06/30/20	4.750%	450,000	513,960

Total			1,391,037

Food and Beverage 0.6%
Anheuser-Busch Companies, Inc.
01/15/31	6.800%	640,000	848,558

Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	525,000	701,198
11/15/19	6.875%	250,000	328,275
01/15/39	8.200%	410,000	673,332

Bunge Ltd. Finance Corp.
06/15/19	8.500%	700,000	900,686

Cargill, Inc.(a) Senior Unsecured
11/27/17	6.000%	170,000	204,527
03/06/19	7.350%	250,000	314,144
11/01/36	7.250%	300,000	420,145
09/15/37	6.625%	545,000	719,134

ConAgra Foods, Inc. Senior Unsecured
10/01/26	7.125%	400,000	511,680

Diageo Investment Corp.
05/11/22	2.875%	900,000	929,047
09/15/22	8.000%	865,000	1,245,987

General Mills, Inc. Senior Unsecured
02/15/19	5.650%	140,000	170,214

HJ Heinz Co. Senior Unsecured
07/15/28	6.375%	350,000	430,139

Heineken NV Senior Notes(a)
10/01/17	1.400%	655,000	653,022

Kellogg Co. Senior Unsecured
05/17/22	3.125%	667,000	699,008

Kraft Foods Group, Inc.(a) Senior Unsecured
08/23/18	6.125%	400,000	491,111
01/26/39	6.875%	605,000	828,408

Mondelez International, Inc. Senior Unsecured
08/11/17	6.500%	1,675,000	2,043,996

PepsiCo, Inc. Senior Unsecured
03/01/14	3.750%	800,000	830,336
08/13/17	1.250%	1,025,000	1,028,851
11/01/18	7.900%	133,000	179,477
08/25/21	3.000%	838,000	887,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	181

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SABMiller PLC Senior Unsecured(a)
01/15/14	5.700%	960,000	1,009,498

Total			17,048,153

Gas Distributors 0.2%
AGL Capital Corp.
07/15/16	6.375%	800,000	941,703

Atmos Energy Corp. Senior Unsecured
03/15/19	8.500%	346,000	464,622

Boston Gas Co. Senior Unsecured(a)
02/15/42	4.487%	359,000	379,699

Sempra Energy Senior Unsecured
06/15/18	6.150%	370,000	453,925
02/15/19	9.800%	1,672,000	2,341,022

Total			4,580,971

Gas Pipelines 0.2%
ANR Pipeline Co. Senior Unsecured
11/01/21	9.625%	200,000	302,556

CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	395,000	474,333

NiSource Finance Corp.
01/15/19	6.800%	377,000	462,616
09/15/20	5.450%	225,000	264,397
02/15/23	3.850%	237,000	243,545
02/01/42	5.800%	381,000	433,802

Spectra Energy Capital LLC
10/01/19	8.000%	745,000	983,906
09/15/38	7.500%	490,000	679,182

Texas Eastern Transmission LP Senior Unsecured(a)
10/15/22	2.800%	660,000	660,013

TransCanada PipeLines Ltd. Senior Unsecured
01/15/19	7.125%	677,000	862,394
10/15/37	6.200%	500,000	660,138

Total			6,026,882

Health Care —%
Medco Health Solutions, Inc. Senior Unsecured
03/15/18	7.125%	500,000	623,248

Healthcare Insurance —%
Aetna, Inc. Senior Unsecured
12/15/37	6.750%	590,000	818,463

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

UnitedHealth Group, Inc. Senior Unsecured
11/15/37	6.625%	285,000	376,922

Total			1,195,385

Independent Energy 0.5%
Alberta Energy Co., Ltd. Senior Unsecured
11/01/31	7.375%	695,000	902,437

Anadarko Finance Co.
05/01/31	7.500%	1,070,000	1,415,681

Apache Corp. Senior Unsecured
09/15/18	6.900%	750,000	956,492
04/15/22	3.250%	88,000	93,263
04/15/43	4.750%	268,000	291,747

Burlington Resources Finance Co.
12/01/31	7.400%	530,000	755,555

Burlington Resources, Inc.
03/15/25	8.200%	300,000	419,747

Canadian Natural Resources Ltd. Senior Unsecured
06/30/33	6.450%	699,000	888,526

ConocoPhillips Senior Unsecured
07/15/18	6.650%	605,000	767,417

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,050,000	1,302,975

EOG Resources, Inc. Senior Unsecured
03/15/23	2.625%	707,000	711,975

Hess Corp. Senior Unsecured
10/01/29	7.875%	725,000	1,008,036

Kerr-McGee Corp.
09/15/31	7.875%	800,000	1,062,658

Occidental Petroleum Corp. Senior Unsecured
02/15/17	1.750%	244,000	250,206

Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	795,000	1,024,667

Tosco Corp. Senior Unsecured
02/15/30	8.125%	775,000	1,149,275

Total			13,000,657

Integrated Energy 0.3%
Anadarko Holding Co. Senior Unsecured
05/15/28	7.150%	570,000	688,342

The accompanying Notes to Financial Statements are an integral part of this statement.

182	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BG Energy Capital PLC(a)
10/15/41	5.125%	200,000	233,540

BP Capital Markets PLC
03/10/15	3.875%	1,450,000	1,544,757
11/06/17	1.375%	497,000	497,438
05/06/22	3.245%	715,000	753,257

ConocoPhillips Senior Unsecured
03/30/29	7.000%	475,000	636,870

Shell International Finance BV
09/22/19	4.300%	1,000,000	1,158,495
03/25/20	4.375%	400,000	463,980
12/15/38	6.375%	480,000	674,384

Suncor Energy, Inc. Senior Unsecured
06/01/18	6.100%	770,000	939,260

Total Capital International Sa
06/28/17	1.550%	311,000	315,795

Total Capital SA
03/15/16	2.300%	1,170,000	1,215,630

Total			9,121,748

Life Insurance 0.8%
AIG SunAmerica Global Financing X Senior Secured(a)
03/15/32	6.900%	585,000	775,584

ASIF Global Financing XIX Senior Secured(a)
01/17/13	4.900%	2,524,000	2,527,917

Aflac, Inc. Senior Unsecured
02/15/17	2.650%	98,000	103,020
05/15/19	8.500%	761,000	1,036,433
02/15/22	4.000%	78,000	84,140
08/15/40	6.450%	267,000	337,667

Jackson National Life Global Funding(a) Senior Secured
05/08/13	5.375%	1,425,000	1,449,536
06/01/18	4.700%	600,000	657,617

Lincoln National Corp. Senior Unsecured
06/24/21	4.850%	140,000	155,382
03/15/22	4.200%	445,000	477,415

MassMutual Global Funding II(a) Secured
10/17/22	2.500%	1,551,000	1,524,966

Senior Secured
04/14/16	3.125%	290,000	307,478
04/05/17	2.000%	670,000	690,306

Metropolitan Life Global Funding I(a) Secured
01/11/16	3.125%	855,000	906,300

Senior Secured
01/11/13	2.500%	1,000,000	1,000,577

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

01/10/14	2.000%	565,000	573,078
06/10/14	5.125%	1,450,000	1,541,495
06/14/18	3.650%	900,000	972,548
04/11/22	3.875%	1,049,000	1,140,853

New York Life Global Funding(a)
07/24/15	0.750%	825,000	823,936

Senior Secured
05/04/15	3.000%	1,830,000	1,922,938

Pacific Life Global Funding Senior Secured(a)
04/15/13	5.150%	700,000	707,884

Pacific Life Insurance Co. Subordinated Notes(a)
06/15/39	9.250%	490,000	685,216

Principal Life Global Funding II Secured(a)
12/11/15	1.000%	478,000	477,295

Prudential Insurance Co. of America (The) Senior Subordinated Notes(a)
07/01/25	8.300%	1,060,000	1,473,345

Total			22,352,926

Media Cable 0.5%
COX Communications, Inc.(a) Senior Unsecured
01/15/19	9.375%	380,000	522,486
03/01/39	8.375%	420,000	644,552

Comcast Cable Communications Holdings, Inc.
11/15/22	9.455%	1,165,000	1,761,316

Comcast Cable Communications LLC
05/01/17	8.875%	753,000	976,524

Comcast Corp.
11/15/35	6.500%	1,070,000	1,372,861
03/15/37	6.450%	1,315,000	1,687,392

DIRECTV Holdings LLC/Financing Co., Inc.
08/15/40	6.000%	875,000	970,883
03/01/41	6.375%	425,000	491,819

Time Warner Cable, Inc.
02/14/14	8.250%	830,000	899,097
07/01/18	6.750%	865,000	1,080,543
02/14/19	8.750%	662,000	893,144
05/01/37	6.550%	580,000	717,584
09/15/42	4.500%	285,000	277,945

Time Warner Entertainment Co. LP
07/15/33	8.375%	695,000	1,014,332

Total			13,310,478

Media Non-Cable 0.2%
CBS Corp.
07/30/30	7.875%	795,000	1,097,690
07/01/42	4.850%	1,075,000	1,118,849

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	183

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

NBCUniversal Media LLC Senior Unsecured
04/30/40	6.400%	314,000	402,898

News America, Inc.
05/18/18	7.250%	375,000	472,098
07/15/24	9.500%	407,000	578,677
10/30/25	7.700%	400,000	523,846
04/30/28	7.300%	350,000	443,081
12/15/34	6.200%	450,000	545,017

Thomson Reuters Corp.
07/15/18	6.500%	725,000	906,034

Total			6,088,190

Metals 0.2%
BHP Billiton Finance USA Ltd.
04/01/14	5.500%	1,100,000	1,168,408
02/24/15	1.000%	157,000	158,163

Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured
03/01/17	2.150%	917,000	921,870

Nucor Corp. Senior Unsecured
12/01/37	6.400%	250,000	342,888

Placer Dome, Inc. Senior Unsecured
10/15/35	6.450%	380,000	452,997

Rio Tinto Finance USA Ltd.
05/01/14	8.950%	495,000	547,332
05/01/19	9.000%	390,000	535,676
11/02/20	3.500%	300,000	318,005
09/20/21	3.750%	1,104,000	1,180,506

Total			5,625,845

Non-Captive Consumer —%
HSBC Finance Corp. Senior Unsecured
01/19/16	5.500%	1,090,000	1,218,026

Non-Captive Diversified 0.6%
General Electric Capital Corp. Senior Secured
12/11/15	1.000%	606,000	608,438

Senior Unsecured
07/02/15	1.625%	1,000,000	1,018,040
09/15/17	5.625%	3,400,000	4,011,055
05/01/18	5.625%	5,000,000	5,937,670
08/07/19	6.000%	2,400,000	2,919,751
01/07/21	4.625%	300,000	340,289
03/15/32	6.750%	505,000	655,861

Subordinated Notes
02/11/21	5.300%	292,000	338,948

General Electric Capital Corp.(b) Senior Unsecured
02/15/17	0.480%	1,250,000	1,216,069

Total			17,046,121

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oil Field Services 0.2%
Cameron International Corp. Senior Unsecured
04/30/15	1.600%	296,000	299,039

Nabors Industries, Inc.
02/15/18	6.150%	400,000	470,416
01/15/19	9.250%	500,000	661,024

National Oilwell Varco, Inc. Senior Unsecured
12/01/17	1.350%	432,000	434,749

Noble Holding International Ltd.
03/15/22	3.950%	96,000	101,022

Schlumberger Investment SA(a)
09/14/21	3.300%	344,000	366,326

Transocean, Inc.
11/15/20	6.500%	810,000	981,010
12/15/21	6.375%	124,000	150,698
12/15/41	7.350%	67,000	89,001

Weatherford International Ltd.
04/15/22	4.500%	111,000	117,800
03/01/39	9.875%	375,000	525,521
09/15/40	6.750%	280,000	317,096
04/15/42	5.950%	125,000	135,669

Total			4,649,371

Other Financial Institutions —%
CME Group, Inc. Senior Unsecured
02/15/14	5.750%	326,000	344,274

Other Utility —%
American Water Capital Corp. Senior Unsecured
10/15/17	6.085%	740,000	884,456
10/15/37	6.593%	300,000	389,224

Total			1,273,680

Pharmaceuticals 0.1%
AbbVie, Inc.(a)
11/06/22	2.900%	870,000	885,991

Amgen, Inc. Senior Unsecured
11/15/41	5.150%	1,465,000	1,648,661

Wyeth LLC
02/01/14	5.500%	1,200,000	1,265,064

Total			3,799,716

Property & Casualty 0.4%
ACE INA Holdings, Inc.
05/15/15	5.600%	630,000	699,316

Allstate Life Global Funding Trusts Senior Secured
04/30/13	5.375%	1,050,000	1,067,384

The accompanying Notes to Financial Statements are an integral part of this statement.

184	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Berkshire Hathaway Finance Corp.
12/15/15	2.450%	333,000	350,075
05/15/18	5.400%	2,200,000	2,646,325
05/15/22	3.000%	1,000,000	1,041,846
01/15/40	5.750%	385,000	471,312

Berkshire Hathaway, Inc. Senior Unsecured
08/15/21	3.750%	488,000	537,559

CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	615,000	667,694
08/15/16	6.500%	300,000	346,118

Nationwide Mutual Insurance Co.(a) Subordinated Notes
04/15/34	6.600%	290,000	291,821
08/15/39	9.375%	1,170,000	1,646,284

Travelers Property Casualty Corp. Senior Unsecured
04/15/26	7.750%	605,000	844,951

Total			10,610,685

Railroads 0.3%
Burlington Northern Santa Fe LLC Senior Unsecured
03/15/22	3.050%	217,000	223,945
05/01/40	5.750%	790,000	973,930
03/15/42	4.400%	500,000	524,798

CSX Corp. Senior Unsecured
05/01/17	7.900%	625,000	781,662
02/01/19	7.375%	815,000	1,036,345
06/01/21	4.250%	215,000	241,124

Norfolk Southern Corp. Senior Unsecured
05/23/11	6.000%	1,072,000	1,301,645

Norfolk Southern Corp.(a) Senior Unsecured
02/15/23	2.903%	883,000	890,206

Union Pacific Corp. Senior Unsecured
07/15/22	4.163%	849,000	960,384

Total			6,934,039

REITs 0.2%
CommonWealth REIT Senior Unsecured
08/15/16	6.250%	1,030,000	1,129,948

ERP Operating LP Senior Unsecured
09/15/14	5.250%	275,000	295,409
08/01/16	5.375%	500,000	569,190
12/15/21	4.625%	543,000	611,642

HCP, Inc. Senior Unsecured
02/01/19	3.750%	302,000	318,713

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Simon Property Group LP Senior Unsecured
02/01/15	4.200%	1,000,000	1,060,503
05/30/18	6.125%	900,000	1,096,301

WEA Finance LLC/WT Finance Australia Propriety Ltd.(a)
09/02/19	6.750%	1,407,000	1,743,037

Total			6,824,743

Retailers 0.1%
CVS Caremark Corp. Senior Unsecured
09/15/39	6.125%	430,000	550,297

CVS Pass-Through Trust Pass-Through Certificates(a)
01/10/34	5.926%	544,399	656,298

Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	820,000	938,109

Staples, Inc. Senior Unsecured
01/15/14	9.750%	100,000	108,719

Target Corp. Senior Unsecured
11/01/32	6.350%	150,000	199,065
01/15/38	7.000%	225,000	330,482

Total			2,782,970

Supermarkets 0.1%
Kroger Co. (The)
08/15/17	6.400%	300,000	362,107
01/15/20	6.150%	440,000	536,141
04/01/31	7.500%	1,220,000	1,583,140

Total			2,481,388

Supranational 0.1%
African Development Bank
09/01/19	8.800%	1,700,000	2,265,112

Corporación Andina de Fomento Senior Unsecured
01/15/16	3.750%	1,192,000	1,257,924

Total			3,523,036

Technology 0.6%
Arrow Electronics, Inc. Senior Unsecured
04/01/20	6.000%	760,000	860,033

Cisco Systems, Inc. Senior Unsecured
01/15/40	5.500%	1,460,000	1,855,580

Dell, Inc. Senior Unsecured
04/15/28	7.100%	390,000	469,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	185

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HP Enterprise Services LLC Senior Unsecured
10/15/29	7.450%	300,000	351,760

Hewlett-Packard Co. Senior Unsecured
03/01/14	6.125%	750,000	788,413

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	993,000	1,031,996
10/15/18	7.625%	640,000	854,843
08/01/27	6.220%	655,000	886,194
11/29/32	5.875%	500,000	663,706

Intuit, Inc. Senior Unsecured
03/15/17	5.750%	1,100,000	1,268,896

Microsoft Corp. Senior Unsecured
09/25/15	1.625%	360,000	370,453
11/15/22	2.125%	523,000	517,877
10/01/40	4.500%	518,000	575,634

National Semiconductor Corp. Senior Unsecured
04/15/15	3.950%	565,000	608,512
06/15/17	6.600%	1,115,000	1,376,993

Oracle Corp. Senior Unsecured
04/15/38	6.500%	280,000	389,344
07/08/39	6.125%	339,000	452,424
07/15/40	5.375%	155,000	193,258

Pitney Bowes, Inc. Senior Unsecured
08/15/14	4.875%	882,000	932,401
03/15/18	5.600%	150,000	158,875

Xerox Corp. Senior Unsecured
02/01/17	6.750%	500,000	581,546
12/15/19	5.625%	475,000	530,699

Total			15,718,991

Transportation Services —%
Penske Truck Leasing Co. LP/Corp. Senior Notes(a)
07/11/14	2.500%	850,000	858,880

United Parcel Service of America, Inc. Senior Unsecured(b)
04/01/30	8.375%	225,000	339,094

Total			1,197,974

Wireless 0.2%
America Movil SAB de CV
03/30/40	6.125%	300,000	394,693

Senior Unsecured
07/16/22	3.125%	1,297,000	1,318,333

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Centel Capital Corp.
10/15/19	9.000%	350,000	416,433

Crown Castle Towers LLC Senior Secured(a)
08/15/35	3.214%	1,160,000	1,209,436

Vodafone Group PLC Senior Unsecured
03/20/17	1.625%	2,200,000	2,232,296

Total			5,571,191

Wirelines 0.9%
AT&T, Inc. Senior Unsecured
02/15/19	5.800%	1,000,000	1,227,034
05/15/21	4.450%	600,000	692,916
01/15/38	6.300%	750,000	957,632
09/01/40	5.350%	1,821,000	2,120,642

AT&T, Inc.(a) Senior Unsecured
12/15/42	4.300%	1,158,000	1,163,041
06/15/45	4.350%	1,219,000	1,222,501

British Telecommunications PLC
06/22/15	2.000%	205,000	210,744

Senior Unsecured
12/15/30	9.625%	350,000	556,038

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	900,000	994,499
09/15/39	7.600%	600,000	622,801

Deutsche Telekom International Finance BV
08/20/18	6.750%	525,000	651,905
06/15/30	8.750%	290,000	434,491

Deutsche Telekom International Finance BV(a)
03/06/17	2.250%	150,000	153,823
03/06/42	4.875%	150,000	160,123

France Telecom SA Senior Unsecured
03/01/31	8.500%	790,000	1,182,527

GTE Corp.
04/15/18	6.840%	840,000	1,051,656

Qwest Corp. Senior Unsecured
12/01/21	6.750%	1,063,000	1,245,801

Telecom Italia Capital SA
09/30/14	4.950%	300,000	313,200
06/04/18	6.999%	700,000	800,100

Telefonica Emisiones SAU
06/20/16	6.421%	790,000	874,135
07/03/17	6.221%	1,000,000	1,112,500
02/16/21	5.462%	120,000	128,168

Verizon Communications, Inc. Senior Unsecured
02/15/16	5.550%	1,500,000	1,708,105

The accompanying Notes to Financial Statements are an integral part of this statement.

186	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/15/18	5.500%	250,000	300,218
11/01/18	8.750%	915,000	1,270,450
02/15/38	6.400%	180,000	243,697

Verizon Global Funding Corp. Senior Unsecured
12/01/30	7.750%	1,530,000	2,240,055

Verizon Maryland, Inc.
06/15/33	5.125%	500,000	522,740

Total			24,161,542

Total Corporate Bonds & Notes
(Cost: $362,811,725)			391,885,009

Residential Mortgage-Backed Securities — Agency 27.1%
Federal Home Loan Banks CMO Series 2015-TQ Class A(c)
10/20/15	5.065%	1,410,849	1,512,095

Federal Home Loan Mortgage Corp.(b)(c)
07/01/36	5.066%	555,307	598,604
11/01/36	6.049%	1,002,975	1,085,780

CMO Series 2551 Class NS
01/15/33	14.100%	844,349	1,085,685

CMO Series 264 Class F1
08/15/42	0.759%	7,911,638	7,930,799

CMO Series 267 Class F5
08/15/42	0.709%	2,962,289	2,982,970

CMO Series 3102 Class FB
01/15/36	0.509%	764,492	767,573

CMO Series 3147 Class PF
04/15/36	0.509%	1,412,995	1,418,964

CMO Series 3229 Class AF
08/15/23	0.459%	1,230,979	1,230,233

CMO Series 3523 Class SD
06/15/36	19.088%	405,449	519,946

CMO Series 3549 Class FA
07/15/39	1.409%	759,438	772,645

CMO Series 3688 Class CU
11/15/21	6.785%	1,493,450	1,603,087

CMO Series 3688 Class GT
11/15/46	7.167%	1,869,942	2,293,732

CMO Series 3804 Class FN
03/15/39	0.659%	1,337,518	1,344,041

CMO Series 3852 Class QN
05/15/41	5.500%	1,833,716	1,978,208

CMO Series 3966 Class BF
10/15/40	0.709%	3,462,127	3,484,811

CMO Series 3997 Class PF
11/15/39	0.659%	2,324,387	2,336,686

CMO Series 4001 Class NF
01/15/39	0.709%	1,408,148	1,415,376

Residential Mortgage-Backed Securities— Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 4012 Class FN
03/15/42	0.709%	4,283,334	4,321,751

CMO Series 4048 Class FB
10/15/41	0.609%	4,746,104	4,769,626

CMO Series 4048 Class FJ
07/15/37	0.612%	4,458,169	4,385,217

CMO Series 4087 Class FA
05/15/39	0.659%	3,425,498	3,440,207

CMO Series 4095 Class FB
04/15/39	0.609%	3,964,532	3,943,954

Structured Pass-Through Securities CMO Series T-62 Class 1A1
10/25/44	1.360%	1,517,250	1,512,938

Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO STRIPS Series 239 Class S30
08/15/36	7.491%	3,589,550	455,705

CMO IO Series 3385 Class SN
11/15/37	5.791%	1,287,705	140,330

CMO IO Series 3451 Class SA
05/15/38	5.841%	2,477,609	302,299

CMO IO Series 3531 Class SM
05/15/39	5.891%	2,450,785	314,414

CMO IO Series 3608 Class SC
12/15/39	6.041%	4,213,465	575,815

CMO IO Series 3740 Class SB
10/15/40	5.791%	2,655,073	549,430

CMO IO Series 3740 Class SC
10/15/40	5.791%	4,095,680	1,046,112

CMO IO Series 3802 Class LS
01/15/40	4.064%	5,576,701	286,436

Federal Home Loan Mortgage Corp.(c)
01/01/32-06/01/42	3.500%	8,856,499	9,544,845
06/01/42	4.000%	5,947,493	6,550,343
05/01/41	4.500%	7,387,819	7,955,513
05/01/36-08/01/40	5.000%	8,172,783	9,045,842
02/01/24-05/01/38	5.500%	8,971,606	9,694,883
09/01/21-09/01/37	6.000%	16,542,875	18,035,290
11/01/22-10/17/38	6.500%	7,126,614	7,961,602
09/01/37-05/01/38	7.500%	950,818	1,110,715

CMO Series 2127 Class PG
02/15/29	6.250%	1,095,285	1,230,844

CMO Series 2165 Class PE
06/15/29	6.000%	473,722	533,027

CMO Series 2326 Class ZQ
06/15/31	6.500%	2,100,461	2,390,601

CMO Series 2399 Class TH
01/15/32	6.500%	1,144,592	1,256,634

CMO Series 2517 Class Z
10/15/32	5.500%	1,201,166	1,331,389

CMO Series 2545 Class HG
12/15/32	5.500%	1,865,776	2,074,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	187

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2557 Class HL
01/15/33	5.300%	1,614,946	1,773,547

CMO Series 2568 Class KG
02/15/23	5.500%	2,962,600	3,247,045

CMO Series 2586 Class TG
03/15/23	5.500%	3,000,000	3,406,794

CMO Series 2594 Class DJ
10/15/30	4.250%	20,742	20,733

CMO Series 2597 Class AE
04/15/33	5.500%	1,422,845	1,560,412

CMO Series 262 Class 35
07/15/42	3.500%	10,875,673	11,759,903

CMO Series 2752 Class EZ
02/15/34	5.500%	3,247,451	3,685,809

CMO Series 2764 Class UE
10/15/32	5.000%	1,202,569	1,265,598

CMO Series 2764 Class ZG
03/15/34	5.500%	2,424,476	2,703,383

CMO Series 2802 Class VG
07/15/23	5.500%	2,500,000	2,607,420

CMO Series 2825 Class VQ
07/15/26	5.500%	2,000,000	2,156,262

CMO Series 2953 Class PG
03/15/35	5.500%	4,000,000	4,687,756

CMO Series 2986 Class CH
06/15/25	5.000%	2,544,581	2,788,525

CMO Series 2989 Class TG
06/15/25	5.000%	1,957,856	2,139,381

CMO Series 3075 Class PD
01/15/35	5.500%	1,250,000	1,330,854

CMO Series 3101 Class UZ
01/15/36	6.000%	2,249,266	2,523,895

CMO Series 3107 Class BN
02/15/36	5.750%	932,642	942,293

CMO Series 3123 Class AZ
03/15/36	6.000%	3,220,249	3,640,533

CMO Series 3143 Class BC
02/15/36	5.500%	2,500,000	2,784,656

CMO Series 3151 Class PD
11/15/34	6.000%	647,911	668,492

CMO Series 3164 Class MG
06/15/36	6.000%	1,118,652	1,250,502

CMO Series 3171 Class MG
08/15/34	6.000%	2,995,755	3,082,449

CMO Series 3195 Class PD
07/15/36	6.500%	2,020,453	2,266,271

CMO Series 3200 Class AY
08/15/36	5.500%	2,178,120	2,391,713

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 3213 Class JE
09/15/36	6.000%	4,000,000	4,533,668

CMO Series 3218 Class BE
09/15/35	6.000%	2,000,000	2,161,864

CMO Series 3229 Class HE
10/15/26	5.000%	2,216,000	2,514,178

CMO Series 3266 Class D
01/15/22	5.000%	4,850,000	5,306,273

CMO Series 3402 Class NC
12/15/22	5.000%	1,500,000	1,664,695

CMO Series 3423 Class PB
03/15/38	5.500%	2,000,000	2,287,686

CMO Series 3453 Class B
05/15/38	5.500%	1,275,144	1,406,664

CMO Series 3461 Class Z
06/15/38	6.000%	3,927,250	4,649,735

CMO Series 3501 Class CB
01/15/39	5.500%	1,500,000	1,633,699

CMO Series 3666 Class VA
12/15/22	5.500%	2,538,554	2,689,720

CMO Series 3680 Class MA
07/15/39	4.500%	4,044,568	4,518,765

CMO Series 3682 Class BH
08/15/36	5.500%	1,898,735	1,930,911

CMO Series 3684 Class CY
06/15/25	4.500%	2,000,000	2,269,306

CMO Series 3687 Class MA
02/15/37	4.500%	2,737,527	3,064,872

CMO Series 3704 Class CT
12/15/36	7.000%	3,527,374	4,268,066

CMO Series 3704 Class DT
11/15/36	7.500%	3,495,149	4,061,405

CMO Series 3704 Class ET
12/15/36	7.500%	2,826,753	3,457,534

CMO Series 3707 Class B
08/15/25	4.500%	2,027,855	2,332,500

CMO Series 3720 Class A
09/15/25	4.500%	1,806,127	1,946,136

CMO Series 3819 Class ZQ
04/15/36	6.000%	3,331,260	3,875,035

CMO Series 3890 Class ME
07/15/41	5.000%	1,000,000	1,163,318

CMO Series 3957 Class B
11/15/41	4.000%	1,370,531	1,475,902

CMO Series 3966 Class NA
12/15/41	4.000%	2,301,174	2,495,791

CMO Series R004 Class VG
08/15/21	6.000%	888,973	902,759

The accompanying Notes to Financial Statements are an integral part of this statement.

188	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series R006 Class ZA
04/15/36	6.000%	2,533,575	2,900,658

CMO Series R007 Class ZA
05/15/36	6.000%	4,970,761	5,804,160

Structured Pass-Through Securities CMO Series T-56 Class A5
05/25/43	5.231%	2,173,821	2,470,103

Federal Home Loan Mortgage Corp.(c)(e) CMO PO STRIPS Series 197 Class PO
04/01/28	0.000%	871,923	800,526

CMO PO Series 2235 Class KP
06/15/30	0.000%	638,287	607,871

CMO PO Series 2725 Class OP
10/15/33	0.000%	17,229	17,228

CMO PO Series 2777 Class KO
02/15/33	0.000%	807,221	793,614

CMO PO Series 2967 Class EA
04/15/20	0.000%	408,076	388,439

CMO PO Series 3077 Class TO
04/15/35	0.000%	765,130	742,852

CMO PO Series 3100 Class PO
01/15/36	0.000%	1,133,908	1,070,342

CMO PO Series 3117 Class OG
02/15/36	0.000%	783,803	742,678

CMO PO Series 3136 Class PO
04/15/36	0.000%	545,410	505,401

CMO PO Series 3200 Class PO
08/15/36	0.000%	794,056	759,421

CMO PO Series 3316 Class JO
05/15/37	0.000%	390,692	374,519

CMO PO Series 3393 Class JO
09/15/32	0.000%	879,083	806,741

CMO PO Series 3510 Class OD
02/15/37	0.000%	999,826	918,408

CMO PO Series 3607 Class AO
04/15/36	0.000%	1,120,321	1,056,917

CMO PO Series 3607 Class EO
02/15/33	0.000%	463,611	442,361

CMO PO Series 3607 Class PO
05/15/37	0.000%	983,222	947,433

CMO PO Series 3607 Class TO
10/15/39	0.000%	1,159,378	1,027,206

CMO PO Series 3621 Class BO
01/15/40	0.000%	687,248	650,084

CMO PO Series 3623 Class LO
01/15/40	0.000%	1,178,222	1,126,278

Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 3688 Class NI
04/15/32	5.000%	3,235,911	468,525

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 3714 Class IP
08/15/40	5.000%	3,259,416	484,328

CMO IO Series 3739 Class LI
03/15/34	4.000%	5,413,849	272,009

CMO IO Series 3747 Class HI
07/15/37	4.500%	6,678,265	546,098

CMO IO Series 3756 Class IP
08/15/35	4.000%	3,185,245	117,418

CMO IO Series 3760 Class GI
10/15/37	4.000%	2,862,069	198,435

CMO IO Series 3772 Class IO
09/15/24	3.500%	2,876,421	168,363

CMO IO Series 3779 Class IH
11/15/34	4.000%	3,173,587	217,640

CMO IO Series 3800 Class AI
11/15/29	4.000%	3,705,257	326,813

Federal National Mortgage Association(b)(c)
11/01/22	0.482%	1,475,000	1,474,014
10/01/22	0.602%	5,500,000	5,499,026
09/01/22	0.652%	1,500,000	1,500,297
08/01/22	0.762%	1,986,574	1,986,979
04/01/22	0.822%	2,000,000	2,006,735
01/01/19	0.952%	1,086,126	1,087,796
04/01/22	0.982%	1,500,000	1,499,752
03/01/36	3.217%	1,874,818	1,994,439
12/25/33	13.681%	659,072	813,186

CMO Class 2005-SV Series 75
09/25/35	23.361%	573,866	846,679

CMO Series 2003-129 Class FD
01/25/24	0.710%	978,858	984,824

CMO Series 2003-W8 Class 3F1
05/25/42	0.610%	633,535	629,599

CMO Series 2004-36 Class FA
05/25/34	0.610%	961,864	967,901

CMO Series 2005-74 Class SK
05/25/35	19.553%	658,870	899,321

CMO Series 2005-W3 Class 2AF
03/25/45	0.430%	1,682,579	1,674,314

CMO Series 2006-56 Class FC
07/25/36	0.500%	976,141	979,270

CMO Series 2006-56 Class PF
07/25/36	0.560%	750,901	756,461

CMO Series 2007-101 Class A2
06/27/36	0.460%	3,195,581	3,165,553

CMO Series 2007-108 Class AN
11/25/37	8.446%	972,682	1,159,684

CMO Series 2007-54 Class PF
06/25/37	0.430%	1,502,626	1,505,151

CMO Series 2010-28 Class BS
04/25/40	11.116%	728,291	817,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	189

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-35 Class SJ
04/25/40	16.968%	1,000,000	1,516,444

CMO Series 2010-49 Class SC
03/25/40	12.241%	1,746,752	2,098,046

CMO Series 2010-61 Class WA
06/25/40	5.933%	533,248	583,750

CMO Series 2011-101 Class FM
01/25/41	0.760%	1,746,684	1,761,025

CMO Series 2011-124 Class JF
02/25/41	0.610%	1,486,641	1,493,583

CMO Series 2011-2 Class WA
02/25/51	5.774%	1,305,234	1,438,193

CMO Series 2011-43 Class WA
05/25/51	5.862%	1,737,839	1,924,660

CMO Series 2011-75 Class FA
08/25/41	0.760%	1,248,861	1,261,586

CMO Series 2012-101 Class FC
09/25/42	0.710%	1,984,309	1,999,727

CMO Series 2012-112 Class FD
10/25/42	0.710%	1,492,721	1,504,624

CMO Series 2012-137 Class CF
08/25/41	0.510%	2,492,811	2,499,161

CMO Series 2012-14 Class FG
07/25/40	0.610%	2,788,059	2,799,089

CMO Series 2012-47 Class HF
05/25/27	0.610%	9,060,429	9,132,514

CMO Series 2012-58 Class FA
03/25/39	0.710%	3,416,532	3,438,428

CMO Series 411 Class F1
08/25/42	0.760%	4,933,186	4,958,505

CMO Series 412 Class F2
08/25/42	0.710%	2,468,537	2,471,617

Series 2003-W16 Class AF5
09/25/33	4.591%	1,857,523	1,903,805

Federal National Mortgage Association(b)(c)(d) CMO IO Series 1996-4 Class SA
02/25/24	8.281%	351,480	74,191

CMO IO Series 2005-18 Class SK
03/25/35	6.540%	3,491,185	92,867

CMO IO Series 2006-117 Class GS
12/25/36	6.440%	1,581,011	241,633

CMO IO Series 2006-43 Class SI
06/25/36	6.390%	5,786,875	995,247

CMO IO Series 2006-58 Class IG
07/25/36	6.310%	3,561,200	517,139

CMO IO Series 2006-8 Class WN
03/25/36	6.490%	3,405,815	736,592

CMO IO Series 2006-94 Class GI
10/25/26	6.440%	2,790,514	408,830

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2007-109 Class PI
12/25/37	6.140%	4,095,996	644,283

CMO IO Series 2007-65 Class KI
07/25/37	6.410%	2,150,503	279,570

CMO IO Series 2007-72 Class EK
07/25/37	6.190%	6,881,070	984,018

CMO IO Series 2007-W7 Class 2A2
07/25/37	6.320%	3,160,949	725,696

CMO IO Series 2009-112 Class ST
01/25/40	6.040%	2,734,551	339,680

CMO IO Series 2009-17 Class QS
03/25/39	6.440%	1,776,139	274,810

CMO IO Series 2009-37 Class KI
06/25/39	5.790%	7,175,485	793,560

CMO IO Series 2009-68 Class SA
09/25/39	6.540%	3,075,334	437,105

CMO IO Series 2010-125 Class SA
11/25/40	4.230%	7,201,802	812,158

CMO IO Series 2010-35 Class SB
04/25/40	6.210%	2,240,967	276,360

CMO IO Series 2010-42 Class S
05/25/40	6.190%	2,185,636	293,295

CMO IO Series 2010-68 Class SA
07/25/40	4.790%	6,480,223	1,125,566

CMO IO Series 2011-30 Class LS
04/25/41	4.459%	5,599,248	357,476

Federal National Mortgage Association(c)
08/01/32	3.500%	1,449,691	1,549,983
04/01/20-07/01/42	4.000%	2,433,193	2,676,413
10/01/19-08/01/40	5.000%	11,648,957	12,848,089
10/01/21-10/01/39	5.500%	28,895,670	31,497,559
10/01/19-11/01/48	6.000%	30,005,668	32,801,337
02/01/24-02/01/39	6.500%	19,105,931	21,427,267
04/01/37-01/01/39	7.000%	6,220,260	7,287,564
05/01/22-08/01/37	7.500%	763,426	874,766

CMO Series 1999-7 Class AB
03/25/29	6.000%	998,314	1,124,899

CMO Series 2001-60 Class PX
11/25/31	6.000%	1,318,014	1,493,759

CMO Series 2002-50 Class ZA
05/25/31	6.000%	5,205,012	5,864,034

CMO Series 2002-78 Class Z
12/25/32	5.500%	2,088,821	2,311,879

CMO Series 2003-23 Class EQ
04/25/23	5.500%	2,000,000	2,321,226

CMO Series 2003-56 Class AZ
08/25/31	5.500%	534,931	541,461

CMO Series 2004-50 Class VZ
07/25/34	5.500%	3,188,591	3,709,632

CMO Series 2004-65 Class LT
08/25/24	4.500%	1,391,316	1,510,340

The accompanying Notes to Financial Statements are an integral part of this statement.

190	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2004-W10 Class A6
08/25/34	5.750%	3,000,000	3,326,334

CMO Series 2005-118 Class PN
01/25/32	6.000%	1,643,479	1,679,299

CMO Series 2005-121 Class DX
01/25/26	5.500%	2,000,000	2,250,296

CMO Series 2005-67 Class EY
08/25/25	5.500%	1,163,718	1,288,309

CMO Series 2006-102 Class MD
01/25/35	6.000%	2,000,000	2,081,858

CMO Series 2006-105 Class ME
11/25/36	5.500%	1,500,000	1,772,719

CMO Series 2006-16 Class HZ
03/25/36	5.500%	10,912,159	12,176,322

CMO Series 2006-74 Class DV
08/25/23	6.500%	1,825,000	1,888,075

CMO Series 2006-W3 Class 2A
09/25/46	6.000%	977,928	1,097,932

CMO Series 2007-104 Class ZE
08/25/37	6.000%	2,043,558	2,368,439

CMO Series 2007-116 Class PB
08/25/35	5.500%	1,186,205	1,338,717

CMO Series 2007-18 Class MZ
03/25/37	6.000%	1,417,830	1,682,368

CMO Series 2007-42 Class B
05/25/37	6.000%	2,000,000	2,330,704

CMO Series 2007-76 Class PD
03/25/36	6.000%	902,305	931,238

CMO Series 2007-76 Class ZG
08/25/37	6.000%	4,148,731	4,863,051

CMO Series 2007-84 Class PE
05/25/34	6.000%	933,706	939,211

CMO Series 2008-68 Class VB
03/25/27	6.000%	4,365,000	4,523,794

CMO Series 2008-80 Class GP
09/25/38	6.250%	669,289	746,271

CMO Series 2009-59 Class HB
08/25/39	5.000%	1,670,154	1,874,648

CMO Series 2009-60 Class HT
08/25/39	6.000%	2,659,074	3,059,913

CMO Series 2009-79 Class UA
03/25/38	7.000%	540,693	618,826

CMO Series 2009-W1 Class A
12/25/49	6.000%	5,256,591	6,016,227

CMO Series 2010-111 Class AE
04/25/38	5.500%	9,578,186	10,499,416

CMO Series 2010-111 Class AM
10/25/40	5.500%	3,000,000	3,616,077

CMO Series 2010-133 Class A
05/25/38	5.500%	7,008,899	7,587,161

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-148 Class MA
02/25/39	4.000%	2,106,584	2,190,150

CMO Series 2010-2 Class LC
02/25/40	5.000%	1,200,000	1,404,478

CMO Series 2010-47 Class AV
05/25/21	5.000%	4,020,046	4,312,842

CMO Series 2010-83 Class DN
12/25/20	4.500%	2,910,053	3,336,384

CMO Series 2010-9 Class PC
10/25/39	4.500%	1,965,618	1,997,218

CMO Series 2011-118 Class MT
11/25/41	7.000%	3,952,643	4,530,468

CMO Series 2011-118 Class NT
11/25/41	7.000%	4,804,361	5,515,191

CMO Series 2011-39 Class ZA
11/25/32	6.000%	1,770,796	1,984,609

CMO Series G94-8 Class K
07/17/24	8.000%	572,990	663,763

Federal National Mortgage Association(c)(e) CMO PO STRIPS Series 293 Class 1
12/01/24	0.000%	768,847	706,624

CMO PO STRIPS Series 300 Class 1
09/01/24	0.000%	732,196	671,318

CMO PO Series 2000-18 Class EC
10/25/23	0.000%	287,832	262,279

CMO PO Series 2003-128 Class NO
01/25/19	0.000%	41,282	41,202

CMO PO Series 2003-23 Class QO
01/25/32	0.000%	78,061	77,743

CMO PO Series 2004-46 Class EP
03/25/34	0.000%	747,207	699,339

CMO PO Series 2004-61 Class BO
10/25/32	0.000%	481,667	471,656

CMO PO Series 2006-113 Class PO
07/25/36	0.000%	498,961	470,500

CMO PO Series 2006-15 Class OP
03/25/36	0.000%	693,611	664,876

CMO PO Series 2006-56 Class OA
10/25/24	0.000%	277,349	276,028

CMO PO Series 2006-60 Class CO
06/25/35	0.000%	766,968	744,605

CMO PO Series 2006-60 Class DO
04/25/35	0.000%	881,891	842,295

CMO PO Series 2006-8 Class WQ
03/25/36	0.000%	928,859	874,591

CMO PO Series 2006-86 Class OB
09/25/36	0.000%	1,539,471	1,485,360

CMO PO Series 2009-113 Class AO
01/25/40	0.000%	831,614	791,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	191

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO PO Series 2009-69 Class PO
09/25/39	0.000%	561,246	534,711

CMO PO Series 2009-86 Class BO
03/25/37	0.000%	580,298	552,919

CMO PO Series 2009-86 Class OT
10/25/37	0.000%	1,644,339	1,565,101

CMO PO Series 2010-39 Class OT
10/25/35	0.000%	692,212	650,752

CMO PO Series 2010-68 Class CO
07/25/40	0.000%	1,239,857	1,167,624

CMO PO Series 314 Class 1
07/01/31	0.000%	637,684	595,603

CMO PO Series 3151 Class PO
05/15/36	0.000%	687,289	653,972

Federal National Mortgage Association(c)(d) CMO IO Series 2009-71 Class BI
08/25/24	4.500%	720,590	56,294

CMO IO Series 2009-86 Class IP
10/25/39	5.500%	1,243,987	152,792

CMO IO Series 2009-86 Class UI
10/25/14	4.000%	2,961,545	125,671

CMO IO Series 2010-155 Class KI
01/25/21	3.000%	4,241,261	297,038

Federal National Mortgage Association(c)(f)
01/01/23-01/01/42	0.500%	4,000,000	4,002,500
01/01/23-01/31/42	0.600%	8,500,000	8,505,312
01/15/23	2.340%	2,000,000	2,012,500
02/01/23	2.400%	2,000,000	2,005,000

Fontainebleau Miami Beach Trust Series 2012-FBLU Class A(a)(c)
05/05/27	2.887%	1,981,496	2,049,277

Government National Mortgage Association(a)(c)(f)(g) Series 2012-HF1 Class BA
02/20/63	1.650%	2,000,000	1,993,750

Series 2012-HJ3 Class A1
02/01/63	1.650%	4,000,000	4,033,750

Government National Mortgage Association(b)(c) CMO Series 2007-16 Class NS
04/20/37	22.538%	458,652	659,312

CMO Series 2010-H17 Class XQ
07/20/60	5.246%	5,649,531	6,663,367

CMO Series 2011-137 Class WA
07/20/40	5.535%	3,357,980	3,840,615

CMO Series 2012-141 Class WC
01/20/42	3.781%	2,000,000	2,202,500

CMO Series 2012-61 Class FM
05/16/42	0.609%	5,706,397	5,741,092

CMO Series 2012-H10 Class FA
12/20/61	0.760%	2,895,863	2,926,240

CMO Series 2012-H21 Class CF
05/20/61	0.910%	2,800,312	2,821,633

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2012-H21 Class DF
05/20/61	0.860%	2,499,303	2,517,443

CMO Series 2012-H26 Class MA
07/20/62	0.760%	2,002,432	2,017,210

Government National Mortgage Association CMO Series 2012-H28 Class FA
09/20/62	0.790%	5,002,226	5,027,382

Government National Mortgage Association(b)(c)(d) CMO IO Series 2005-3 Class SE
01/20/35	5.889%	2,941,999	501,432

CMO IO Series 2006-38 Class SG
09/20/33	6.439%	3,001,867	210,777

CMO IO Series 2007-26 Class SW
05/20/37	5.989%	4,858,185	716,420

CMO IO Series 2007-40 Class SN
07/20/37	6.469%	3,248,660	532,500

CMO IO Series 2008-62 Class SA
07/20/38	5.939%	2,597,688	400,124

CMO IO Series 2008-76 Class US
09/20/38	5.689%	3,929,984	533,560

CMO IO Series 2008-95 Class DS
12/20/38	7.089%	3,381,236	534,427

CMO IO Series 2009-102 Class SM
06/16/39	6.191%	3,944,039	457,892

CMO IO Series 2009-106 Class ST
02/20/38	5.789%	4,272,320	623,449

CMO IO Series 2009-64 Class SN
07/16/39	5.891%	3,321,336	382,756

CMO IO Series 2009-67 Class SA
08/16/39	5.841%	2,227,368	285,046

CMO IO Series 2009-72 Class SM
08/16/39	6.041%	4,051,906	558,924

CMO IO Series 2009-81 Class SB
09/20/39	5.879%	4,945,382	870,680

CMO IO Series 2009-83 Class TS
08/20/39	5.889%	4,344,145	549,389

CMO IO Series 2010-47 Class PX
06/20/37	6.489%	5,402,199	904,559

CMO IO Series 2011-75 Class SM
05/20/41	6.389%	2,939,579	560,841

Government National Mortgage Association(b)(c)(g) CMO Series 2012-H30 Class JA
01/20/60	0.690%	2,064,000	2,063,719

CMO Series 2012-H30 Class PA
11/20/59	0.660%	2,452,000	2,450,467

Government National Mortgage Association(b)(c)(f)(g) Series 2013-H01 Class TA
11/20/62	4.000%	2,000,000	1,999,375

Government National Mortgage Association(c)
09/15/22	5.000%	1,171,881	1,265,566

The accompanying Notes to Financial Statements are an integral part of this statement.

192	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

09/20/38-08/20/39	6.000%	6,332,672	7,073,403
09/20/38-12/20/38	7.000%	930,343	1,073,625

CMO Series 1998-11 Class Z
04/20/28	6.500%	717,985	840,792

CMO Series 1999-16 Class Z
05/16/29	6.500%	648,336	764,087

CMO Series 2002-47 Class PG
07/16/32	6.500%	678,811	800,645

CMO Series 2003-25 Class PZ
04/20/33	5.500%	5,099,101	5,914,437

CMO Series 2003-75 Class ZX
09/16/33	6.000%	2,744,177	3,164,884

CMO Series 2005-26 Class XY
03/20/35	5.500%	1,321,000	1,505,046

CMO Series 2005-72 Class AZ
09/20/35	5.500%	1,488,604	1,802,904

CMO Series 2006-17 Class JN
04/20/36	6.000%	1,441,604	1,634,621

CMO Series 2006-33 Class NA
01/20/36	5.000%	2,096,896	2,272,867

CMO Series 2006-69 Class MB
12/20/36	5.500%	3,500,000	4,013,761

CMO Series 2007-6 Class LD
03/20/36	5.500%	1,263,766	1,326,915

CMO Series 2007-70 Class TA
08/20/36	5.750%	1,029,047	1,068,662

CMO Series 2008-23 Class PH
03/20/38	5.000%	2,399,577	2,751,608

CMO Series 2009-104 Class AB
08/16/39	7.000%	2,359,684	2,846,839

CMO Series 2009-2 Class PA
12/20/38	5.000%	1,143,006	1,240,592

CMO Series 2009-44 Class VA
05/16/20	5.500%	2,594,261	2,786,777

CMO Series 2009-89 Class VA
07/20/20	5.000%	2,271,309	2,571,456

CMO Series 2010-130 Class CP
10/16/40	7.000%	2,296,513	2,710,513

CMO Series 2010-14 Class QP
12/20/39	6.000%	1,823,871	2,003,565

CMO Series 2011-43 Class ZQ
01/16/33	5.500%	2,201,584	2,626,382

Government National Mortgage Association(c)(e) CMO PO Series 2008-1 Class PO
01/20/38	0.000%	624,138	593,697

CMO PO Series 2010-14 Class AO
12/20/32	0.000%	818,432	785,219

CMO PO Series 2010-14 Class EO
06/16/33	0.000%	228,555	225,443

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO PO Series 2010-157 Class OP
12/20/40	0.000%	2,191,103	2,034,875

Government National Mortgage Association(c)(d) CMO IO Series 2010-107 Class IL
07/20/39	6.000%	1,898,492	610,510

CMO IO Series 2010-144 Class BI
09/16/37	4.000%	8,331,769	1,081,053

Total Residential Mortgage-Backed Securities — Agency
(Cost: $741,364,649)			768,923,903

Residential Mortgage-Backed Securities — Non-Agency 8.0%
ASG Resecuritization Trust(a)(b)(c) CMO Series 2009-2 Class G60
05/24/36	5.094%	800,000	818,758

CMO Series 2009-3 Class A65
03/26/37	2.504%	1,925,165	1,926,384

CMO Series 2010-3 Class 2A22
10/28/36	0.403%	449,077	445,317

CMO Series 2010-4 Class 2A20
11/28/36	0.353%	386,651	383,442

CMO Series 2011-1 Class 3A50
11/28/35	2.727%	862,626	841,552

ASG Resecuritization Trust(a)(c) CMO Series 2011-1 Class 1A85
09/28/20	4.000%	1,024,843	1,028,115

American General Mortgage Loan Trust(a)(b)(c) CMO Series 2009-1 Class A4
09/25/48	5.750%	1,156,898	1,155,455

CMO Series 2009-1 Class A5
09/25/48	5.750%	1,450,000	1,450,266

CMO Series 2009-1 Class A7
09/25/48	5.750%	2,550,000	2,653,971

CMO Series 2010-1A Class A1
03/25/58	5.150%	688,349	703,014

BCAP LLC Trust(a)(b)(c)
05/28/36	0.358%	1,781,422	1,616,446
08/26/37	5.000%	1,495,764	1,487,263

CMO Series 2009-RR13 Class 17A2
04/26/37	5.500%	1,137,135	1,114,484

CMO Series 2010-RR12 Class 2A5
01/26/36	4.500%	965,803	1,000,858

CMO Series 2010-RR4 Class 12A1
07/26/36	4.000%	466,897	476,009

CMO Series 2010-RR6 Class 22A3
06/26/36	4.872%	741,242	773,654

CMO Series 2010-RR6 Class 5A1
11/26/37	3.925%	352,547	354,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	193

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2010-RR7 Class 15A1
01/26/36	1.010%	368,462	362,906

CMO Series 2010-RR7 Class 16A1
02/26/47	0.865%	710,690	698,217

CMO Series 2010-RR7 Class 1A5
04/26/35	5.000%	663,247	691,243

CMO Series 2010-RR7 Class 2A1
07/26/45	2.689%	1,246,460	1,262,972

CMO Series 2010-RR8 Class 3A3
05/26/35	5.071%	427,918	450,605

CMO Series 2010-RR8 Class 3A4
05/26/35	5.071%	1,000,000	920,259

CMO Series 2011-RR2 Class 3A3
11/21/35	3.090%	689,620	688,289

CMO Series 2012-RR10 Class 1A1
02/25/37	0.434%	1,430,925	1,329,597

CMO Series 2012-RR10 Class 3A1
05/25/36	0.398%	2,874,924	2,659,305

CMO Series 2012-RR2 Class 1A1
08/26/36	0.380%	1,911,867	1,827,342

Series 2011-RR5 Class 14A3
07/26/36	2.923%	1,016,001	987,299

BCAP LLC Trust(a)(b)(c)(h) CMO Series 2011-RR10 Class 2A1
09/26/37	3.176%	2,188,429	1,932,867

BCAP LLC Trust(a)(c) CMO Series 2012-3 Class 2A5
05/26/37	4.930%	2,459,162	2,446,448

Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1(c)
02/25/34	6.000%	891,265	913,942

Banc of America Funding Corp.(a)(b)(c) CMO Series 2010-R4 Class 5A1
07/26/36	0.360%	169,412	166,989

Banc of America Funding Corp.(a)(c) CMO Series 2010-R5 Class 1A1
10/26/37	5.500%	792,336	825,014

Banc of America Funding Corp.(c)
CMO Series 2004-3 Class 1A1
10/25/34	5.500%	683,727	700,341

Banc of America Mortgage Securities, Inc.(b)(c) CMO Series 2004-C Class 2A2
04/25/34	3.135%	494,659	499,904

Banc of America Mortgage Securities, Inc.(c) CMO Series 2003-3 Class 1A7
05/25/33	5.500%	1,025,727	1,057,641

CMO Series 2004-3 Class 1A26
04/25/34	5.500%	2,200,000	2,242,442

Banc of America Mortgage Securities, Inc.(c)(e) CMO PO Series 2004-5 Class 1A9
06/25/34	0.000%	782,142	732,511

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Bayview Opportunity Master Fund Trust IIB LP Series 2012-4NPL Class A(a)(b)(c)
07/28/32	3.475%	868,852	880,221

Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1(b)(c)
07/25/33	5.006%	233,012	236,323

Bear Stearns Alt-A Trust CMO Series 2005-2 Class 1A1(b)(c)
03/25/35	0.710%	626,710	591,932

Bear Stearns Commercial Mortgage Securities CMO IO Series 2007-T26 Class X1(a)(b)(c)(d)
01/12/45	0.056%	85,088,551	464,328

Chase Mortgage Finance Corp.(b)(c) CMO Series 2007-A1 Class 1A3
02/25/37	3.037%	2,241,130	2,242,471

CMO Series 2007-A1 Class 2A1
02/25/37	2.991%	981,032	998,933

CMO Series 2007-A1 Class 7A1
02/25/37	2.936%	620,667	614,906

Citicorp Mortgage Securities, Inc. CMO Series 2004-4 Class A4(c)
06/25/34	5.500%	1,204,068	1,260,542

Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2008-AR4 Class 1A1A
11/25/38	3.030%	1,757,422	1,784,417

CMO Series 2009-10 Class 1A1
09/25/33	2.435%	1,387,116	1,376,464

CMO Series 2009-11 Class 3A1
05/25/37	5.750%	1,777,501	1,970,460

CMO Series 2010-10 Class 2A1
02/25/36	2.824%	1,306,087	1,334,647

CMO Series 2010-7 Class 10A1
02/25/35	2.610%	570,149	582,279

CMO Series 2011-3 Class 1A1
02/25/47	0.290%	464,739	461,607

CMO Series 2011-5 Class 1A1
02/25/46	0.400%	1,129,693	1,046,959

Citigroup Mortgage Loan Trust, Inc.(a)(c) CMO Series 2010-8 Class 5A6
11/25/36	4.000%	6,991,590	7,232,145

CMO Series 2010-8 Class 6A6
12/25/36	4.500%	6,041,568	6,319,426

CMO Series 2012-A Class A
06/25/51	2.500%	1,949,880	1,930,381

Citigroup Mortgage Loan Trust, Inc.(c) CMO Series 2003-1 Class 3A4
09/25/33	5.250%	810,170	856,402

CMO Series 2005-2 Class 2A11
05/25/35	5.500%	615,293	630,223

The accompanying Notes to Financial Statements are an integral part of this statement.

194	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust CMO IO Series 2006-CD2 Class X(a)(b)(c)(d)
01/15/46	0.079%	227,780,176	414,104

Commercial Mortgage Pass-Through Certificates Series 2012-MVP Class A(a)(b)(c)
11/17/26	2.150%	505,000	512,515

Countrywide Home Loan Mortgage Pass-Through Trust(c) CMO Series 2003-29 Class A1
08/25/33	5.500%	426,680	442,550

CMO Series 2003-40 Class A5
10/25/18	4.500%	1,057,494	1,089,612

CMO Series 2004-13 Class 1A4
08/25/34	5.500%	931,482	950,271

CMO Series 2004-3 Class A26
04/25/34	5.500%	592,891	609,164

CMO Series 2004-5 Class 1A4
06/25/34	5.500%	1,311,274	1,364,442

Credit Suisse First Boston Mortgage Securities Corp.(c) CMO Series 2003-21 Class 1A4
09/25/33	5.250%	590,570	615,677

CMO Series 2003-27 Class 5A4
11/25/33	5.250%	811,749	843,521

CMO Series 2004-4 Class 2A4
09/25/34	5.500%	1,201,321	1,285,110

CMO Series 2004-5 Class 3A1
08/25/19	5.250%	763,278	783,842

CMO Series 2004-8 Class 1A4
12/25/34	5.500%	973,098	1,022,807

Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2010-11R Class A6
06/28/47	1.212%	5,643,391	5,335,648

CMO Series 2010-12R Class 14A1
09/26/46	2.910%	559,586	559,990

CMO Series 2010-12R Class 5A1
04/26/37	3.000%	386,100	387,289

CMO Series 2010-15R Class 7A1
10/26/37	1.450%	73,214	72,887

CMO Series 2010-15R Class 7A2
10/26/37	1.450%	250,000	241,338

CMO Series 2010-16 Class A4
06/25/50	3.832%	2,000,000	1,912,634

CMO Series 2010-17R Class 1A1
06/26/36	2.712%	653,034	670,734

CMO Series 2010-17R Class 5A1
07/26/36	2.960%	474,339	475,148

CMO Series 2010-1R Class 5A1
01/27/36	5.000%	600,073	623,376

CMO Series 2011-16R Class 7A3
12/27/36	3.500%	1,980,829	2,028,435

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2011-1R Class A1
02/27/47	1.210%	2,331,630	2,318,809

CMO Series 2011-6R Class 3A1
07/28/36	2.960%	1,119,410	1,058,617

CMO Series 2011-7R Class A1
08/28/47	1.460%	2,461,819	2,439,260

CMO Series 2011-9R Class A1
03/27/46	2.210%	3,365,038	3,385,271

CMO Series 2012-3R Class 1A1
07/27/37	3.250%	2,446,303	2,465,392

Credit Suisse Mortgage Capital Certificates(a)(c) CMO Series 2010-1R Class 26A1
05/27/37	4.750%	699,736	707,251

Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1 (a)(b)(c)
06/28/47	1.462%	185,514	185,448

Freedom Trust Series 2011-1 Class A13(a)(b)(c)
11/30/37	0.392%	320,756	317,804

GMAC Mortgage Corp. Loan Trust(b)(c) CMO Series 2003-AR2 Class 2A4
12/19/33	3.469%	1,448,245	1,467,818

GMAC Mortgage Corp. Loan Trust(c) CMO Series 2004-J1 Class A20
04/25/34	5.500%	790,990	808,873

GSMPS Mortgage Loan Trust(a)(b)(c) CMO Series 2005-RP3 Class 1AF
09/25/35	0.560%	1,456,607	1,219,874

GSMPS Mortgage Loan Trust(a)(b)(c)(d) CMO IO Series 2005-RP3 Class 1AS
09/25/35	5.006%	1,128,870	169,256

GSR Mortgage Loan Trust(b)(c) CMO Series 2005-5F Class 8A3
06/25/35	0.710%	189,232	179,131

GSR Mortgage Loan Trust(c) CMO Series 2003-7F Class 1A4
06/25/33	5.250%	1,637,696	1,631,509

Impac CMB Trust CMO Series 2005-4 Class 2A1(b)(c)
05/25/35	0.510%	794,902	782,413

Impac Secured Assets CMN Owner Trust(b)(c) CMO Series 2003-3 Class A1
08/25/33	4.200%	547,915	563,131

CMO Series 2006-1 Class 2A1
05/25/36	0.560%	940,586	928,956

CMO Series 2006-2 Class 2A1
08/25/36	0.560%	1,383,992	1,378,437

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C2 Class XA(a)(b)(c)(d)
11/15/43	1.940%	10,595,052	950,895

JPMorgan Mortgage Trust(b)(c)
CMO Series 2007-A1 Class 5A5
07/25/35	3.031%	1,265,956	1,297,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	195

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-A2 Class 5A3
11/25/33	2.908%	2,050,187	2,075,134

JPMorgan Resecuritization Trust(a)(b)(c)
CMO Series 2009-6 Class 4A1
09/26/36	5.330%	713,162	726,464

CMO Series 2010-4 Class 7A1
08/26/35	1.865%	606,190	608,438

LB-UBS Commercial Mortgage Trust CMO IO Series 2006-C1 Class XCL(a)(b)(c)(d)
02/15/41	0.138%	46,550,748	478,169

LVII Resecuritization Trust(a)(b)(c) CMO Series 2009-2 Class A5
09/27/37	3.000%	486,134	485,261

CMO Series 2009-2 Class M3
09/27/37	5.381%	2,000,000	2,069,002

CMO Series 2009-3 Class M3
11/27/37	5.460%	650,000	679,113

MASTR Adjustable Rate Mortgages Trust(b)(c) CMO Series 2004-13 Class 2A1
04/21/34	2.670%	1,172,576	1,198,131

CMO Series 2004-13 Class 3A7
11/21/34	2.630%	2,000,000	2,069,896

MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(c)
12/27/33	5.500%	733,948	773,473

MASTR Seasoned Securities Trust(c) CMO Series 2004-2 Class A1
08/25/32	6.500%	877,453	980,241

CMO Series 2004-2 Class A2
08/25/32	6.500%	1,381,989	1,569,552

MLCC Mortgage Investors, Inc.(b)(c) CMO Series 2003-A Class 2A1
03/25/28	0.990%	969,772	927,376

CMO Series 2003-E Class A1
10/25/28	0.830%	605,347	588,945

CMO Series 2004-1 Class 2A1
12/25/34	2.499%	1,129,462	1,143,211

CMO Series 2004-G Class A2
01/25/30	1.110%	1,028,138	990,306

Merrill Lynch Mortgage Investors, Inc. CMO Series 2004-A4 Class A2(b)(c)
08/25/34	2.578%	1,343,833	1,361,608

Merrill Lynch/Countrywide Commercial Mortgage Trust CMO IO Series 2006-4 Class XC(a)(b)(c)(d)
12/12/49	0.188%	22,909,459	282,771

Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-IO Class AXA(a)(b)(c)
04/27/30	1.000%	1,684,929	1,658,812

Morgan Stanley Capital I, Inc. CMO IO Series 2007-HQ11 Class X(a)(b)(c)(d)
02/12/44	0.225%	81,543,913	513,564

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(b)(c)
04/25/34	5.668%	1,039,593	1,086,549

Morgan Stanley Reremic Trust(a)(c)
07/27/49	2.000%	5,830,759	5,889,066

CMO Series 2009-IO Class A1
07/17/56	3.000%	22,213	22,266

Series 2010-C30A Class A3A
12/17/43	3.250%	239,348	239,127

Morgan Stanley Reremic Trust(a)(c)(e) CMO PO Series 2009 Class B
07/17/56	0.000%	2,250,000	2,005,538

Morgan Stanley Reremic Trust(a)(c)
07/27/49	0.250%	800,000	600,000

NCUA Guaranteed Notes(b)(c) CMO Series 2010-R3 Class 1A
12/08/20	0.773%	1,267,039	1,273,374

NCUA Guaranteed Notes(c) CMO Series 2010-R3 Class 3A
12/08/20	2.400%	614,292	637,808

Nomura Asset Acceptance Corp. CMO Series 2004-R2 Class A1(a)(b)(c)
10/25/34	6.500%	330,245	333,372

PennyMac Loan Trust Series 2012-NPL1 Class A(a)(b)(c)
05/28/52	3.422%	1,418,626	1,418,626

Prime Mortgage Trust CMO Series 2004-2 Class A2(c)
11/25/19	4.750%	1,042,860	1,084,803

RALI Trust(b)(c) CMO Series 2003-QS13 Class A5
07/25/33	0.860%	653,323	615,138

RALI Trust(c) CMO Series 2003-QS13 Class A2
07/25/33	4.000%	1,461,359	1,378,293
CMO Series 2003-QS15 Class A7
08/25/33	5.500%	1,668,882	1,721,257
CMO Series 2004-QS3 Class CB
03/25/19	5.000%	829,459	865,741

RAMP Trust CMO Series 2004-SL2 Class A3(c)
10/25/31	7.000%	1,225,610	1,279,604

RBSSP Resecuritization Trust(a)(b)(c) CMO Series 2010-9 Class 3A1
10/26/34	5.000%	864,375	918,184

CMO Series 2010-9 Class 7A5
05/26/37	4.000%	1,369,423	1,419,785

CMO Series 2012-3 Class 3A1
10/26/36	0.360%	1,738,571	1,596,225

Series 2010-4 Class 2A1
11/26/35	5.749%	876,540	888,623

The accompanying Notes to Financial Statements are an integral part of this statement.

196	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

RBSSP Resecuritization Trust(a)(c) CMO Series 2009-1 Class 1A1
02/26/36	6.500%	850,049	907,724

CMO Series 2009-2 Class 1A1
08/26/37	7.000%	455,712	479,016

CMO Series 2010-12 Class 8A1
06/27/21	4.000%	492,556	497,921

RFMSI Trust(c) CMO Series 2003-S4 Class A4
03/25/33	5.750%	1,018,659	1,030,377

CMO Series 2005-S1 Class 2A1
02/25/20	4.750%	389,885	401,072

RMS Mortgage Asset Trust CMO Series 2012-1 Class A1(a)(b)(c)
10/25/56	4.703%	2,423,327	2,487,696

Real Estate Asset Trust Series 2011-2A Class A1(a)(c)
05/25/49	5.750%	162,401	162,401

Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(b)(c)
12/25/34	2.731%	693,532	681,315

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(c)
08/26/52	2.734%	1,702,703	1,730,638

Sequoia Mortgage Trust CMO Series 2004-12 Class A3(b)(c)
01/20/35	0.829%	1,190,602	961,942

Structured Adjustable Rate Mortgage Loan Trust(b)(c) CMO Series 2004-4 Class 5A
04/25/34	5.002%	1,066,358	1,017,684

CMO Series 2004-6 Class 5A4
06/25/34	4.890%	1,000,000	1,006,014

Structured Asset Mortgage Investments, Inc.(b)(c) CMO Series 2004-AR5 Class 1A1
10/19/34	0.870%	1,185,672	1,152,948

CMO Series 2005-AR5 Class A3
07/19/35	0.460%	763,817	751,648

Structured Asset Securities Corp.(b)(c) CMO Series 2003-34A Class 3A3
11/25/33	2.809%	825,619	828,521

CMO Series 2003-40A Class 3A2
01/25/34	2.692%	962,568	947,460

CMO Series 2004-21XS Class 2A4A
12/25/34	4.900%	1,463,187	1,478,145

CMO Series 2004-4XS Class 1A5
02/25/34	5.490%	1,030,235	1,050,518

Series 2004-6XS Class A5A
03/25/34	5.530%	844,721	849,677

Structured Asset Securities Corp.(c) CMO Series 2003-30 Class 1A5
10/25/33	5.500%	1,389,330	1,441,992

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

VOLT LLC(a)(b)(c) Series 2012-NL1A Class A1
04/25/17	4.949%	3,489,400	3,489,400

Series 2012-RLF1 Class A
12/25/17	3.475%	2,500,000	2,500,000

Series 2012-RP3A Class A1
11/27/17	3.475%	1,067,275	1,067,273

VOLT LLC(a)(c) Series 2012-RP2A Class A1
06/26/17	4.704%	1,769,994	1,794,137

Series 2012-RP2A Class A2
06/25/17	8.836%	225,000	234,743

Vendee Mortgage Trust CMO Series 1998-2 Class 1G(c)
06/15/28	6.750%	694,664	845,310

Vericrest Opportunity Loan Transferee(a)(b)(c)
CMO Series 2012-NL3A Class A
11/25/60	2.734%	3,461,968	3,461,968

Vericrest Opportunity Loan Transferee(a)(c) CMO Series 2012-NL2A Class A1
02/26/52	2.487%	2,532,239	2,538,165

Vericrest Opportunity Loan Trust 2012-NPL1 CMO Series 2012-1A Class A1(a)(b)(c)
03/25/49	4.213%	124,700	124,952

WaMu Mortgage Pass-Through Certificates(b)(c) CMO Series 2003-AR11 Class A6
10/25/33	2.473%	1,830,241	1,870,708

CMO Series 2003-AR5 Class A7
06/25/33	2.454%	705,039	719,046

CMO Series 2003-AR6 Class A1
06/25/33	2.444%	897,057	921,670

CMO Series 2003-AR7 Class A7
08/25/33	2.320%	1,134,089	1,135,540

CMO Series 2004-AR3 Class A2
06/25/34	2.571%	584,326	594,141

CMO Series 2004-S1 Class 1A3
03/25/34	0.610%	111,954	110,218

WaMu Mortgage Pass-Through Certificates(c) CMO Series 2003-S8 Class A4
09/25/18	4.500%	48,730	48,844

CMO Series 2004-CB1 Class 3A2
06/25/34	5.500%	2,492,253	2,636,723

CMO Series 2004-CB3 Class 4A
10/25/19	6.000%	574,710	597,985

CMO Series 2004-S3 Class 1A5
07/25/34	5.000%	492,896	508,173

Washington Mutual MSC Mortgage Pass-Through Certificates CMO Series 2003-MS2 Class 1A1(c)
02/25/33	5.750%	605,594	634,389

Wells Fargo Mortgage Loan Trust CMO Series 2012-RR1 Class A1(a)(b)(c)
08/27/37	2.847%	1,001,318	1,014,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	197

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2003-J Class 2A1
10/25/33	4.422%	399,696	404,599

CMO Series 2003-L Class 2A1
11/25/33	4.498%	605,899	595,926

CMO Series 2003N Class 2A2
12/25/33	4.736%	541,537	551,061

CMO Series 2004-EE Class 2A1
12/25/34	2.625%	210,556	216,732

CMO Series 2004-G Class A3
06/25/34	4.710%	376,596	386,001

CMO Series 2004-U Class A1
10/25/34	2.822%	1,536,437	1,551,087

CMO Series 2004-W Class A9
11/25/34	2.696%	1,517,594	1,525,956

CMO Series 2004P Class 2A1
09/25/34	2.615%	2,340,853	2,363,810

CMO Series 2005-AR8 Class 2A1
06/25/35	2.736%	328,790	335,095

CMO Series 2005-AR9 Class 2A1
10/25/33	2.743%	699,848	710,963

Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2003-11 Class 1A10
10/25/18	4.750%	444,417	457,251

CMO Series 2004-4 Class A9
05/25/34	5.500%	1,048,191	1,081,683

CMO Series 2004-8 Class A1
08/25/19	5.000%	280,925	289,652

CMO Series 2005-1 Class 2A1
01/25/20	5.000%	452,821	476,163

CMO Series 2005-14 Class 1A1
12/25/35	5.500%	810,178	871,609

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $222,176,247)			225,921,205

Commercial Mortgage-Backed Securities —Agency 9.8%

Federal National Mortgage Association(b)(c) CMO Series 2010-M3 Class A3
03/25/20	4.332%	4,000,000	4,620,736

CMO Series 2012-M11 Class FA
08/25/19	0.712%	2,026,027	2,044,980

Federal National Mortgage Association(c)
11/01/20	3.375%	972,293	1,070,829
07/01/19	2.370%	5,000,000	5,283,149
06/01/22	2.790%	2,055,858	2,164,663
07/01/22	2.690%	10,000,000	10,460,147
07/01/22	2.720%	4,617,838	4,838,075

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

07/01/19	2.200%	9,936,802	10,408,410
07/01/22	2.640%	4,171,350	4,348,563
08/01/22	2.650%	7,000,000	7,227,194
08/01/19	2.030%	5,076,000	5,245,000
07/01/22	2.760%	3,278,240	3,442,844
07/01/17	1.400%	3,500,000	3,576,837
01/01/20	4.540%	1,444,718	1,684,776
10/01/17	2.690%	2,493,022	2,666,071
11/01/18	2.970%	1,930,498	2,087,472
10/01/20	3.290%	1,500,000	1,637,959
07/01/21	4.317%	2,161,380	2,524,116
11/01/19	4.130%	1,500,000	1,712,526
04/01/20	4.350%	1,488,534	1,724,144
07/01/20	4.066%	2,485,954	2,845,649
07/01/20	3.950%	2,000,000	2,267,750
09/01/20	3.505%	2,411,667	2,664,526
01/01/18	3.520%	2,468,212	2,725,389
07/01/22	2.670%	2,977,955	3,111,702
07/01/22	2.670%	5,000,000	5,174,451
07/01/22	2.830%	4,000,000	4,221,820
09/01/22	2.900%	1,991,517	2,109,247
07/01/22	2.750%	6,496,516	6,833,507
07/01/19	1.940%	2,000,000	2,042,184
08/01/22	2.360%	5,952,998	6,111,670
02/01/20	4.369%	2,422,558	2,811,196
01/01/20	4.530%	4,846,197	5,718,995
02/01/20	4.400%	8,000,000	9,276,737
04/01/20	4.369%	2,905,300	3,377,799
10/01/17	2.490%	1,440,281	1,531,702
11/01/20	3.230%	2,496,599	2,717,166
05/01/21	4.390%	1,500,000	1,751,386
03/01/18	3.800%	1,632,120	1,821,651
04/01/21	4.380%	2,500,000	2,912,752
04/01/21	4.250%	2,500,000	2,900,559
04/01/21	4.250%	2,000,000	2,320,447
06/01/21	4.240%	2,000,000	2,313,733
07/01/26	4.450%	2,951,531	3,442,476
01/01/22	3.120%	2,000,000	2,156,234
01/01/17	1.990%	1,500,000	1,523,803
02/01/22	3.140%	3,000,000	3,220,589
06/01/22	2.600%	2,971,049	3,094,163
06/01/22	2.790%	2,964,687	3,130,403
05/01/22	2.940%	2,476,019	2,633,565
05/01/19	2.190%	4,948,476	5,186,360
05/01/22	2.860%	2,972,573	3,145,782
06/01/19	2.450%	2,000,000	2,122,130
06/01/19	2.360%	2,000,000	2,105,883
06/01/22	2.760%	7,000,000	7,356,251
07/01/21	4.260%	2,500,000	2,899,213
08/01/21	4.500%	4,000,000	4,720,510
10/01/21	3.590%	2,000,000	2,221,967
01/01/21	4.301%	1,466,290	1,713,380
01/01/21	4.380%	2,440,212	2,842,007
05/01/21	4.360%	1,500,000	1,748,294
08/01/21	4.130%	1,474,616	1,695,888
08/01/21	3.870%	1,967,379	2,227,626
06/01/19	2.100%	2,500,000	2,607,740
06/01/37	5.832%	1,254,032	1,475,150
09/01/21	3.770%	3,000,000	3,387,995

The accompanying Notes to Financial Statements are an integral part of this statement.

198	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

07/01/22	2.790%	4,000,000	4,210,345
12/01/19	4.180%	2,633,837	3,014,064
01/01/21	4.050%	3,000,000	3,435,144
06/01/21	4.340%	3,000,000	3,502,434
12/01/22	2.190%	2,500,000	2,517,628
09/01/22	2.470%	2,488,908	2,563,939
12/01/22	2.390%	1,900,000	1,940,035
12/01/22	2.340%	1,900,000	1,932,343
12/01/22	2.400%	2,500,000	2,554,527
12/01/22	2.210%	1,900,000	1,915,447
12/01/22	2.210%	2,032,258	2,048,781
10/01/22	2.520%	2,000,000	2,065,877
12/01/22	2.400%	1,800,000	1,839,394
11/01/22	2.280%	2,221,783	2,253,880
12/01/22	2.320%	2,500,000	2,541,890
12/01/20	2.000%	1,500,000	1,476,665
12/01/22	2.380%	2,000,000	2,001,100
12/01/22	2.340%	2,300,000	2,337,266
12/01/19	1.690%	2,000,000	2,018,818
12/01/19	1.470%	1,500,000	1,509,569

CMO Series 2011-M1 Class A3
06/25/21	3.763%	1,500,000	1,660,872

CMO Series 2012-M8 Class ASQ2
12/25/19	1.520%	757,576	775,190

CMO Series 2012-M8 Class ASQ3
12/25/19	1.801%	800,000	820,888

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $261,861,900)			275,924,014

Commercial Mortgage-Backed Securities — Non-Agency 2.6%

A10 Securitization LLC Series 2012-1 Class A(a)(c)
04/15/24	3.492%	1,654,976	1,662,801

BB-UBS Trust Series 2012-TFT Class A(a)(c)
06/05/30	2.892%	2,000,000	2,033,362

Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(c) Series 2006-3 Class A4
07/10/44	5.889%	1,665,000	1,902,246

Banc of America Merrill Lynch Commercial Mortgage, Inc.(c) Series 2005-3 Class AM
07/10/43	4.727%	1,000,000	1,048,338

Series 2006-5 Class A4
09/10/47	5.414%	775,000	881,484

Bear Stearns Commercial Mortgage Securities Series 2004-PWR4 Class A3(b)(c)
06/11/41	5.468%	937,194	985,184

COBALT CMBS Commercial Mortgage Trust Series 2006-C1 Class AM(c)
08/15/48	5.254%	1,600,000	1,701,667

CW Capital Cobalt Ltd.(b)(c)(d) CMO IO Series 2006-C1 Class IO
08/15/48	0.753%	20,017,768	455,865

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CW Capital Cobalt Ltd.(c) Series 2006-C1 Class A4
08/15/48	5.223%	1,650,000	1,870,384

Citigroup Commercial Mortgage Trust(b)(c) Series 2005-C3 Class AM
05/15/43	4.830%	1,230,000	1,318,680

Citigroup Commercial Mortgage Trust(c) Series 2006-C5 Class A4
10/15/49	5.431%	750,000	860,620

Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(b)(c)(d) CMO IO Series 2007-CD4 Class XC
12/11/49	0.142%	80,388,859	618,512

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c) Series 2005-CD1 Class AM
07/15/44	5.219%	875,000	962,196

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c)(d) Series 2005-CD1 Class AJ
07/15/44	5.219%	1,000,000	1,055,050

Commercial Mortgage Asset Trust Series 1999-C1 Class D(b)(c)
01/17/32	7.350%	1,500,000	1,562,421

Commercial Mortgage Pass-Through Certificates Series 2012-CR2 Class XA(b)(c)(d)
08/15/45	1.973%	2,655,391	335,517

Credit Suisse First Boston Mortgage Securities Corp.(b)(c) Series 2006-C2 Class A3
03/15/39	5.676%	1,300,000	1,466,691

Credit Suisse First Boston Mortgage Securities Corp.(c) Series 2005-C3 Class AM
07/15/37	4.730%	1,000,000	1,080,419

DBRR Trust(a)(b)(c) CMO Series 2011-C32 Class A3X1
06/17/49	2.015%	6,000,000	425,719

DBRR Trust(a)(c) Series 2012-EZ1 Class A
09/25/45	0.946%	565,103	566,411

FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A(a)(c)
12/06/20	2.980%	1,607,356	1,688,222

GE Capital Commercial Mortgage Corp.(b)(c) Series 2005-C1 Class AJ
06/10/48	4.826%	1,700,000	1,798,826

Series 2005-C1 Class B
06/10/48	4.846%	800,000	835,269

GS Mortgage Securities Corp. II(a)(b)(c)(d) CMO IO Series 2006-GG8 Class X
11/10/39	0.604%	23,109,464	424,544

GS Mortgage Securities Corp. II(b)(c) Series 2004-GG2 Class A6
08/10/38	5.396%	2,100,000	2,223,426

Greenwich Capital Commercial Funding Corp.(b)(c) Series 2006-GG7 Class A4
07/10/38	5.867%	3,000,000	3,445,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	199

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-GG7 Class AM
07/10/38	5.867%	300,000	337,503

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c) Series 2004-CB9 Class A4
06/12/41	5.584%	1,000,000	1,062,851

Series 2005-CB11 Class AJ
08/12/37	5.363%	1,000,000	1,073,328

Series 2006-LDP9 Class A3SF
05/15/47	0.364%	1,000,000	993,267

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(d) CMO IO Series 2006-CB15 Class X1
06/12/43	0.077%	84,409,935	606,325

JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2004-CB8 Class A4
01/12/39	4.404%	1,000,000	1,035,337

Series 2006-CB16 Class A4
05/12/45	5.552%	1,000,000	1,148,742

LB-UBS Commercial Mortgage Trust(c) Series 2004-C2 Class A4
03/15/36	4.367%	1,281,000	1,326,560

Series 2007-C1 Class AM
02/15/40	5.455%	250,000	280,939

Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ(b)(c)
01/12/44	5.370%	1,000,000	1,087,265

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9 Class A4(c)
09/12/49	5.700%	585,000	686,036

Morgan Stanley Capital I, Inc.(a)(b)(c)(d) CMO IO Series 2006-IQ12 Class X1
12/15/43	0.126%	47,809,390	669,045

CMO IO Series 2006-T21 Class X
10/12/52	0.204%	89,562,237	618,427

Morgan Stanley Capital I, Inc.(c) Series 2004-HQ4 Class A7
04/14/40	4.970%	2,000,000	2,076,426

Morgan Stanley Reremic Trust(a)(c) Series 2009-IO Class A2
07/17/56	5.000%	2,100,000	2,139,060

Series 2010-HQ4B Class A7A
04/16/40	4.970%	2,500,000	2,624,775

Series 2011-IO Class A
03/23/51	2.500%	1,520,806	1,535,253

NCUA Guaranteed Notes CMO Series 2010-C1 Class APT(c)
10/29/20	2.650%	5,484,153	5,789,072

NorthStar Mortgage Trust Series 2012-1 Class A(a)(b)(c)
05/25/15	1.410%	2,001,802	1,998,211

RCMC LLC Series 2012-CRE1 Class A(a)(c)
11/15/44	5.623%	1,886,645	1,896,078

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

VNO Mortgage Trust Series 2012-6AVE Class A(a)(c)
11/15/30	2.996%	1,165,409	1,202,862

WF-RBS Commercial Mortgage Trust(a)(c) Series 2011-C3 Class A4
03/15/44	4.375%	1,200,000	1,374,405

WF-RBS Commercial Mortgage Trust(c) Series 2012-C6 Class A4
04/15/45	3.440%	960,000	1,024,435

Wachovia Bank Commercial Mortgage Trust(a)(b)(c)(d) CMO IO Series 2004-C12 Class IO
07/15/41	0.018%	229,132,277	228,216

CMO IO Series 2006-C24 Class XC
03/15/45	0.053%	140,863,027	595,569

Wachovia Bank Commercial Mortgage Trust(b)(c) Series 2003-C9 Class A4
12/15/35	5.012%	1,855,096	1,905,095

Series 2004-C11 Class A5
01/15/41	5.215%	1,305,000	1,370,670

Wells Fargo Reremic Trust Series 2012-IO Class A(a)(c)
08/20/21	1.750%	3,739,113	3,753,209

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $72,072,849)			73,648,045

Asset-Backed Securities — Non-Agency 4.2%
AH Mortgage Advance Co., Ltd.(a) Series SART-3 Class 1A1
03/13/43	2.980%	1,176,000	1,176,753

Series SART-3 Class 1A2
03/13/44	3.720%	2,756,000	2,757,753

AH Mortgage Servicer Advance Revolving Trust 1 Series SART-1 Class A2(a)
05/10/43	3.370%	3,000,000	3,000,000

AH Mortgage Servicer Advance Revolving Trust 2(a) Series SART-2 Class A1
09/15/43	3.270%	2,347,000	2,347,506

Series SART-2 Class B1
09/15/43	6.900%	800,000	799,975

Academic Loan Funding Trust Series 2012-1A Class A1(a)(b)
12/27/22	1.010%	1,234,111	1,233,992

Ally Auto Receivables Trust Series 2010-3 Class A3
10/15/14	1.110%	586,656	587,966

Series 2010-3 Class A4
08/17/15	1.550%	536,000	542,162

Series 2011-1 Class A3
01/15/15	1.380%	282,616	283,549

Series 2012-1 Class A3
02/16/16	0.930%	709,000	713,424

The accompanying Notes to Financial Statements are an integral part of this statement.

200	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-3 Class A2
01/15/15	0.700%	4,000,000	4,006,323

Series 2012-3 Class A3
08/15/16	0.850%	1,040,000	1,046,517

Series 2012-4 Class A2
05/15/15	0.480%	1,296,000	1,296,861

AmeriCredit Automobile Receivables Trust Series 2010-3 Class A3
04/08/15	1.140%	334,152	335,436

Series 2011-1 Class A3
09/08/15	1.390%	311,003	312,158

Series 2011-3 Class A2
11/10/14	0.840%	327,847	327,983

Series 2011-4 Class A3
05/09/16	1.170%	943,000	949,634

Series 2012-2 Class A2
10/08/15	0.760%	581,785	582,835

Series 2012-2 Class A3
10/11/16	1.050%	246,000	247,969

Series 2012-3 Class A2
12/08/15	0.710%	1,110,000	1,112,380

Series 2012-3 Class A3
01/09/17	0.960%	622,000	624,770

Series 2012-4 Class A2
04/08/16	0.490%	817,000	817,258

Series 2012-5 Class A2
01/08/16	0.510%	1,000,000	1,000,144

Series 2012-5 Class A3
06/08/17	0.620%	387,000	387,008

American Credit Acceptance Receivables Trust(a) Series 2012-1 Class A2
10/15/15	3.040%	575,176	575,869

Series 2012-2 Class A
07/15/16	1.890%	1,895,592	1,909,692

Series 2012-3 Class A
11/15/16	1.640%	1,409,000	1,409,169

Asset-Backed Funding Certificates Series 2005-AG1 Class A4(b)
06/25/35	5.010%	1,035,884	1,049,048

BXG Receivables Note Trust Series 2012-A Class A(a)
12/02/27	2.660%	1,088,459	1,086,512

Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(b)
12/25/33	0.660%	1,039,537	981,111

CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	450,609	452,177

Series 2012-A Class A2
07/15/15	0.650%	973,343	974,079

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-A Class A3
05/15/17	0.940%	1,117,000	1,123,343

CPS Auto Receivables Trust(a) Series 2011-B Class A
09/17/18	3.680%	1,761,843	1,797,057

Series 2011-C Class A
03/15/19	4.210%	878,286	916,832

Series 2012-A Class A
06/17/19	2.780%	499,409	505,764

Series 2012-B Class A
09/16/19	2.520%	2,865,637	2,879,101

Series 2012-C Class A
12/16/19	1.820%	1,595,883	1,597,035

Series 2012-D Class A
03/16/20	1.480%	725,000	724,939

California Republic Auto Receivables Trust Series 2012-1 Class A(a)
08/15/17	1.180%	1,674,953	1,675,087

CarNow Auto Receivables Trust Series 2012-1A Class A(a)
01/15/15	2.090%	219,386	219,472

Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-5 Class 1A4
02/25/30	4.396%	309,950	311,042

Chase Funding Mortgage Loan Asset-Backed Certificates(b) Series 2003-2 Class 2A2
02/25/33	0.770%	796,484	713,013

Series 2003-4 Class 1A5
05/25/33	5.416%	887,600	939,449

Series 2003-6 Class 1A5
11/25/34	5.350%	750,000	721,450

Concord Funding Co. LLC Series 2012-2 Class A(a)
01/15/17	3.145%	2,600,000	2,600,000

Credit Acceptance Auto Loan Trust(a) Series 2011-1 Class A
03/15/19	2.610%	1,175,000	1,195,207

Series 2012-1A Class A
09/16/19	2.200%	923,000	937,364

Series 2012-2A Class A
03/15/20	1.520%	1,210,000	1,210,338

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(b)
01/25/43	5.150%	477,226	467,883

Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(b)
06/25/50	3.832%	800,000	769,739

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(a)(b)
04/26/37	0.338%	394,002	390,928

Exeter Automobile Receivables Trust Series 2012-2A Class A(a)
06/15/17	1.300%	1,337,750	1,340,507

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	201

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

First Investors Auto Owner Trust Series 2012-2A Class A2(a)
05/15/18	1.470%	1,000,000	1,001,888

Flagship Credit Auto Trust Series 2012-1 Class A(a)
01/15/15	1.860%	480,461	480,688

Ford Credit Auto Lease Trust Series 2011-A Class A2
09/15/13	0.740%	112,025	112,055

Fortress Opportunities Residential Transaction Series 2011-1A Class A1(a)(b)
10/25/47	7.211%	1,272,018	1,280,749

HLSS Servicer Advance Receivables Backed Notes(a) Series 2012-T2 Class A1
10/15/43	1.340%	1,623,000	1,625,906

Series 2012-T2 Class A2
10/15/45	1.990%	1,460,000	1,472,160

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	228,081	228,382

Honda Auto Receivables Owner Trust Series 2012-2 Class A3
02/16/16	0.700%	440,000	441,749

Huntington Auto Trust Series 2012-1 Class A3
09/15/16	0.810%	577,000	580,131

Huntington Auto Trust(a) Series 2011-1A Class A3
01/15/16	1.010%	500,000	502,704

Series 2011-1A Class A4
11/15/16	1.310%	800,000	813,210

Hyundai Auto Receivables Trust Series 2011-A Class A3
04/15/15	1.160%	319,166	320,385

Series 2011-A Class A4
12/15/15	1.780%	520,000	529,152

LAI Vehicle Lease Securitization Trust Series 2010-A Class A(a)
09/15/16	2.550%	269,191	269,255

Lake Country Mortgage Loan Trust Series 2006-HE1 Class A3(a)(b)
07/25/34	0.560%	932,853	920,522

MMCA Automobile Trust Series 2012-A Class A4(a)
08/15/17	1.570%	2,000,000	2,046,407

Macquarie Equipment Funding Trust Series 2012-A Class A2(a)
04/20/15	0.610%	2,800,000	2,799,227

Madison Avenue Manufactured Housing Contract Series 2002-A Class M2(b)
03/25/32	2.460%	1,157,000	1,129,104

Mid-State Trust(a) Series 2006-1 Class M1
10/15/40	6.083%	1,788,548	1,782,660

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2010-1 Class M
12/15/45	5.250%	1,777,188	1,835,136

NCUA Guaranteed Notes CMO Series 2010-A1 Class A(b)
12/07/20	0.563%	325,941	326,919

New York Mortgage Trust Series 2012-RP1A Class NOTE(b)
12/28/17	4.250%	2,500,000	2,500,000

Newcastle Investment Trust Series 2011-MH1 Class A(a)
12/10/33	2.450%	340,178	339,806

Nissan Auto Receivables Owner Trust Series 2012-A Class A3
05/16/16	0.730%	517,000	519,257

Series 2012-A Class A4
07/16/18	1.000%	333,000	336,812

Park Place Securities, Inc. Series 2004-MCW1 Class M1(b)
10/25/34	0.835%	1,397,713	1,366,420

RAMP Trust(b) Series 2004-RS6 Class AI4
05/25/32	5.457%	396,190	400,728

Series 2005-EFC5 Class A3
10/25/35	0.550%	1,100,000	1,044,379

Series 2005-RZ4 Class A2
11/25/35	0.470%	295,831	292,599

Series 2006-RZ1 Class A3
03/25/36	0.510%	2,300,000	2,092,266

RASC Trust Series 2005-KS Class A3(b)
10/25/35	0.580%	605,881	592,355

RFA
08/06/18	6.250%	2,925,323	2,925,323

RFA(a)
09/05/18	5.750%	1,657,859	1,657,859

SNAAC Auto Receivables Trust Series 2012-1A Class A(a)
06/15/16	1.780%	475,017	475,743

Santander Drive Auto Receivables Trust Series 2010-3 Class A3
06/16/14	1.200%	47,750	47,766

Series 2012-1 Class A2
04/15/15	1.250%	734,341	736,722

Series 2012-1 Class A3
10/15/15	1.490%	411,000	415,249

Series 2012-2 Class A2
05/15/15	0.910%	516,008	517,075

Series 2012-2 Class A3
12/15/15	1.220%	427,000	430,773

Series 2012-5 Class A2
12/15/15	0.570%	315,000	315,199

The accompanying Notes to Financial Statements are an integral part of this statement.

202	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2012-5 Class A3
12/15/16	0.830%	240,000	240,698

Santander Drive Auto Receivables Trust(a) Series 2010A Class A4
06/15/17	2.390%	800,000	818,366

Series 2011-S2A Class B
06/15/17	2.060%	188,636	189,500

Series 2011-S2A Class D
06/15/17	3.350%	974,315	979,547

Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(b)
06/25/33	4.795%	61,594	62,632

Stanwich Mortgage Loan Trust(a) Series 2012-NPL3 Class A
05/15/42	4.213%	320,429	321,245

Series 2012-NPL4 Class A
09/15/42	2.981%	2,894,040	2,898,725

Series 2012-NPL5 Class A
10/18/42	2.981%	4,853,094	4,858,432

Structured Asset Investment Loan Trust Series 2005-5 Class A9(b)
06/25/35	0.480%	312,027	310,378

Structured Asset Securities Corp. CMO Series 2004-5H Class A4
12/25/33	5.540%	1,558,508	1,553,689

Structured Asset Securities Corp.(b) Series 2004-6XS Class A5B (AMBAC)
03/25/34	5.550%	1,013,665	1,020,062

Series 2005-NC1 Class A11
02/25/35	4.690%	1,680,490	1,666,280

Trafigura Securitisation Finance PLC Series 2012-1A Class A(a)(b)
10/15/15	2.609%	2,197,000	2,217,940

United Auto Credit Securitization Trust Series 2012-1 Class A2(a)
03/16/15	1.100%	660,000	660,072

Westgate Resorts LLC(a) Series 2012-1 Class A
09/20/25	4.500%	1,898,956	1,941,683

Series 2012-2A Class A
01/20/25	3.000%	1,911,782	1,926,120

Series 2012-3A Class A
03/20/25	2.500%	1,334,000	1,336,501

Westlake Automobile Receivables Trust Series 2011-1A Class A3(a)
06/16/14	1.490%	293,448	294,202

Total Asset-Backed Securities — Non-Agency
(Cost: $117,705,619)			118,764,355

Inflation-Indexed Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	4,918,545	5,070,715
04/15/15	0.500%	5,870,645	6,125,654
01/15/29	2.500%	1,077,400	1,536,642
01/15/14	2.000%	1,251,890	1,291,892
04/15/13	0.625%	2,188,780	2,186,044
04/15/16	0.125%	1,047,960	1,103,469

Total			17,314,416

Total Inflation-Indexed Bonds
(Cost: $17,071,772)			17,314,416

U.S. Treasury Obligations 21.1%
U.S. Treasury
01/15/13	1.375%	4,500,000	4,502,291
01/31/13	2.875%	1,500,000	1,503,424
02/15/13	3.875%	3,000,000	3,014,139
04/15/13	1.750%	3,000,000	3,014,064
04/30/13	3.125%	2,500,000	2,524,708
07/31/13	3.375%	2,000,000	2,037,266
08/15/13	4.250%	1,000,000	1,025,273
10/15/13	0.500%	2,000,000	2,005,156
10/31/13	0.250%	1,500,000	1,500,938
01/31/14	1.750%	1,500,000	1,525,020
02/28/14	1.875%	4,400,000	4,484,735
04/30/14	1.875%	4,000,000	4,087,656
07/31/14	2.625%	20,500,000	21,271,148
09/30/14	2.375%	16,500,000	17,111,982
10/31/14	2.375%	22,000,000	22,847,352
12/31/14	2.625%	4,000,000	4,188,750
01/31/15	2.250%	30,430,000	31,675,743
02/15/15	4.000%	1,800,000	1,941,188
02/15/15	11.250%	4,200,000	5,171,250
03/31/15	2.500%	570,000	598,322
05/15/15	4.125%	8,050,000	8,773,872
04/30/16	2.625%	4,000,000	4,290,000
12/31/16	3.250%	57,450,000	63,625,875
01/31/17	3.125%	15,000,000	16,559,760
03/31/17	3.250%	5,000,000	5,560,155
08/15/17	4.750%	12,745,000	15,131,705
08/15/17	8.875%	7,215,000	9,922,876
11/15/17	4.250%	1,000,000	1,170,938
02/15/18	3.500%	5,000,000	5,693,360
08/31/18	1.500%	6,000,000	6,212,346
11/30/18	1.375%	21,200,000	21,763,114
05/15/19	3.125%	7,151,000	8,098,507
11/15/19	3.375%	2,000,000	2,299,532
02/15/20	8.500%	500,000	752,656
05/15/20	3.500%	8,000,000	9,288,128
08/15/20	2.625%	5,650,000	6,204,406
08/15/20	8.750%	28,500,000	44,121,562
11/15/20	2.625%	1,500,000	1,646,250
02/15/27	6.625%	1,000,000	1,538,281
08/15/27	6.375%	3,000,000	4,545,468
08/15/28	5.500%	14,700,000	20,775,231
08/15/29	6.125%	5,250,000	7,955,388
02/15/31	5.375%	1,100,000	1,570,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	203

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/15/36	4.500%	11,100,000	14,608,643
02/15/37	4.750%	2,500,000	3,410,937
05/15/37	5.000%	1,700,000	2,398,595
05/15/38	4.500%	1,100,000	1,454,063

U.S. Treasury(i) STRIPS
02/15/14	0.000%	3,200,000	3,192,310
08/15/16	0.000%	6,000,000	5,893,086
11/15/16	0.000%	6,000,000	5,875,782
02/15/20	0.000%	4,000,000	3,659,388
05/15/20	0.000%	40,736,000	36,982,626
08/15/20	0.000%	10,000,000	9,016,070
11/15/20	0.000%	11,445,000	10,250,188
02/15/21	0.000%	8,855,000	7,848,868
05/15/21	0.000%	16,800,000	14,756,650
08/15/21	0.000%	750,000	653,348
11/15/21	0.000%	1,000,000	863,388
02/15/22	0.000%	1,000,000	855,787
05/15/23	0.000%	1,000,000	816,216
08/15/24	0.000%	1,000,000	776,937
02/15/26	0.000%	500,000	365,462
08/15/26	0.000%	1,452,000	1,038,726
11/15/26	0.000%	9,000,000	6,373,989
02/15/27	0.000%	15,200,000	10,649,865
08/15/27	0.000%	2,500,000	1,717,010
11/15/27	0.000%	9,100,000	6,186,690
02/15/28	0.000%	7,250,000	4,881,033
08/15/28	0.000%	500,000	330,588
11/15/28	0.000%	1,700,000	1,113,000
02/15/29	0.000%	3,665,000	2,373,894
08/15/29	0.000%	5,400,000	3,439,314
11/15/29	0.000%	1,600,000	1,009,808
02/15/30	0.000%	3,350,000	2,097,261
05/15/30	0.000%	1,500,000	929,799
08/15/30	0.000%	1,800,000	1,104,934
11/15/30	0.000%	2,500,000	1,521,358
05/15/31	0.000%	2,600,000	1,553,609
11/15/31	0.000%	1,000,000	586,273
02/15/32	0.000%	1,700,000	988,055
05/15/32	0.000%	4,500,000	2,592,738
11/15/32	0.000%	5,450,000	3,081,201
05/15/33	0.000%	5,425,000	3,011,255
08/15/33	0.000%	4,000,000	2,199,152
11/15/33	0.000%	3,400,000	1,850,627
02/15/34	0.000%	2,400,000	1,296,168
05/15/34	0.000%	400,000	214,075
08/15/34	0.000%	2,375,000	1,258,185
11/15/34	0.000%	1,850,000	970,897
02/15/35	0.000%	5,250,000	2,729,359
05/15/35	0.000%	2,050,000	1,055,920

Total U.S. Treasury Obligations
(Cost: $563,132,417)			595,363,192

U.S. Government & Agency Obligations 9.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Farm Credit Banks
11/15/18	5.125%	5,164,000	6,314,828

Federal Home Loan Banks
07/15/36	5.500%	2,000,000	2,751,856

Federal Home Loan Mortgage Corp.
04/29/14	1.350%	2,000,000	2,029,736
04/18/16	5.250%	2,000,000	2,313,330
08/23/17	5.500%	24,900,000	30,283,330
11/17/17	5.125%	58,000,000	69,897,482

Federal National Mortgage Association
09/15/16	5.250%	10,000,000	11,709,030
05/11/17	5.000%	7,500,000	8,874,457
06/12/17	5.375%	34,000,000	40,884,218

Federal National Mortgage Association(i)
07/05/14	0.000%	3,000,000	2,962,887
06/01/17	0.000%	10,000,000	9,588,620

STRIPS
11/15/21	0.000%	1,750,000	1,427,701
05/15/30	0.000%	3,750,000	2,115,071

Financing Corp. FICO(i)
11/30/17	0.000%	3,250,000	3,052,559

Financing Corp.(i)
04/05/19	0.000%	1,000,000	904,299

STRIPS
05/11/18	0.000%	3,600,000	3,375,320

Israel Government AID Bond U.S. Government Guaranteed
09/18/33	5.500%	1,000,000	1,347,349

Israel Government AID Bond(i) U.S. Government Guaranteed
03/15/19	0.000%	2,500,000	2,295,678
11/15/19	0.000%	1,501,000	1,348,195
02/15/20	0.000%	6,000,000	5,341,668
11/01/24	0.000%	1,850,000	1,322,041
02/15/25	0.000%	2,250,000	1,584,171
11/15/26	0.000%	1,500,000	976,943

RFCO STRIPS(i)
10/15/19	0.000%	12,300,000	11,146,875

Residual Funding Corp.(i) STRIPS
07/15/20	0.000%	21,700,000	19,180,218
10/15/20	0.000%	4,500,000	3,939,116
01/15/21	0.000%	2,000,000	1,733,560

Tennessee Valley Authority
04/01/36	5.880%	500,000	694,712
Senior Unsecured
07/18/17	5.500%	11,000,000	13,303,521

Tennessee Valley Authority(i) STRIPS
11/01/25	0.000%	7,000,000	4,725,294

Total U.S. Government & Agency Obligations
(Cost: $250,107,542)			267,424,065

The accompanying Notes to Financial Statements are an integral part of this statement.

204	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Foreign Government Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Australia 0.1%
Australia and New Zealand Banking Group Ltd.(a)
11/23/16	2.400%	1,119,000	1,176,964

Commonwealth Bank of Australia(a)
03/16/17	2.250%	325,000	340,230

National Australia Bank Ltd.(a)
06/20/17	2.000%	875,000	904,663

Westpac Banking Corp.(a)
11/28/16	2.450%	600,000	632,400

Total			3,054,257

Brazil —%
Petrobras International Finance Co.
01/27/21	5.375%	630,000	707,868

Canada 0.7%
Bank of Montreal(a)
10/31/14	1.300%	1,037,000	1,052,744

CDP Financial, Inc.(a)
11/25/19	4.400%	1,000,000	1,150,633

Caisse Centrale Desjardins du Quebec(a)
03/24/16	2.550%	1,452,000	1,536,652

Hydro-Quebec
02/01/21	9.400%	750,000	1,107,225
01/15/22	8.400%	1,295,000	1,858,004

Province of Ontario Senior Unsecured
05/26/15	0.950%	2,715,000	2,749,890
06/16/15	2.700%	1,840,000	1,937,137

Province of Quebec
01/30/26	6.350%	440,000	599,815

Royal Bank of Canada
09/19/17	1.200%	3,820,000	3,829,168

Toronto-Dominion Bank (The)(a)
07/29/15	2.200%	2,500,000	2,606,323

Total			18,427,591

Mexico 0.1%
Mexico Government International Bond Senior Unsecured
03/08/44	4.750%	1,090,000	1,231,700
10/12/10	5.750%	458,000	550,745

Total			1,782,445

Norway —%
Statoil ASA
04/15/19	5.250%	880,000	1,055,184

United Kingdom 0.1%
Barclays Bank PLC(a)
05/10/17	2.250%	343,000	356,219

HSBC Bank PLC(a)
07/07/14	1.625%	1,364,000	1,387,428

Total			1,743,647

Total Foreign Government Obligations
(Cost: $25,803,445)			26,770,992

Municipal Bonds 0.2%
Issuer Descriptions	Coupon Rate	Principal Amount ($)	Value ($)

American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%	1,265,000	1,712,772

City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009
05/15/39	6.582%	420,000	544,501

New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010
03/15/40	5.600%	$415,000	513,322

Ohio State University (The) Revenue Bonds Taxable Series 2011A
06/01/11	4.800%	1,514,000	1,683,477

Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010
11/01/40	5.647%	835,000	1,001,123

State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	295,000	408,790

Total Municipal Bonds
(Cost: $5,000,588)			5,863,985

Money Market Funds 2.4%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(j)(k)		68,846,910	68,846,910

Total Money Market Funds
(Cost: $68,846,910)			68,846,910

Total Investments
(Cost: $2,707,955,663)			2,836,650,091

Other Assets & Liabilities, Net			(13,556,212)

Net Assets			2,823,093,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	205

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $311,739,632 or 11.04% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $12,541,061, which represents 0.44% of net assets.

(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2012, the value of these securities amounted to $1,932,867, which represents 0.07% of net assets.

(i)	Zero coupon bond.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	29,547,437	635,779,636	(596,480,163)	68,846,910	151,750	68,846,910

Abbreviation Legend

AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

206	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Airlines	—	538,665	1,452,576	1,991,241

All Other Industries	—	389,893,768	—	389,893,768

Residential Mortgage-Backed Securities — Agency	—	737,655,029	31,268,874	768,923,903

Residential Mortgage-Backed Securities — Non-Agency	—	186,935,955	38,985,250	225,921,205

Commercial Mortgage-Backed Securities — Agency	—	275,924,014	—	275,924,014

Commercial Mortgage-Backed Securities — Non-Agency	—	63,332,314	10,315,731	73,648,045

Asset-Backed Securities — Non-Agency	—	99,350,432	19,413,923	118,764,355

Inflation-Indexed Bonds	—	17,314,416	—	17,314,416

U.S. Treasury Obligations	425,402,303	169,960,889	—	595,363,192

U.S. Government & Agency Obligations	—	267,424,065	—	267,424,065

Foreign Government Obligations	—	26,770,992	—	26,770,992

Municipal Bonds	—	5,863,985	—	5,863,985

Total Bonds	425,402,303	2,240,964,524	101,436,354	2,767,803,181

Other

Money Market Funds	68,846,910	—	—	68,846,910

Total Other	68,846,910	—	—	68,846,910

Total	494,249,213	2,240,964,524	101,436,354	2,836,650,091

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	207

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2012

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
$21,272,886	—	—	21,272,886

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2011	822,606	—	15,420,921	5,357,109	3,942,690	25,543,326

Accrued discounts/premiums	(4,803)	(34)	134,092	(199)	(298)	128,758

Realized gain (loss)	—	—	2,347	5,178	695	8,220

Change in unrealized appreciation (depreciation)(a)	57,316	1,440	457,946	(39,780)	68,547	545,469

Sales	(66,831)	—	(8,396,573)	(1,635,646)	(7,236,315)	(17,335,365)

Purchases	—	31,267,468	33,930,728	6,629,069	26,182,689	98,009,954

Transfers into Level 3	644,288	—	—	—	—	644,288

Transfers out of Level 3	—	—	(2,564,211)	—	(3,544,085)	(6,108,296)

Balance as of December 31, 2012	1,452,576	31,268,874	38,985,250	10,315,731	19,413,923	101,436,354

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $519,376 which is comprised of:

Corporate Bonds & Notes	$57,316

Residential Mortgage-Backed Securities — Agency	2,534

Residential Mortgage-Backed Securities — Non-Agency	430,759

Commercial Mortgage-Backed Securities — Non-Agency	(39,780)

Asset-Backed Securities — Non-Agency	68,547

Total change in unrealized appreciation (depreciation)	519,376

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds and residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

208	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.3%
Issuer	Shares	Value ($)
Consumer Discretionary 16.8%
Hotels, Restaurants & Leisure 3.4%

Panera Bread Co., Class A(a)	82,156	13,048,837

Starwood Hotels & Resorts Worldwide, Inc.	155,994	8,947,816

Tim Hortons, Inc.	267,555	13,158,355

Total		35,155,008

Multiline Retail 2.5%

Dollar Tree, Inc.(a)	443,172	17,975,056

Nordstrom, Inc.	141,818	7,587,263

Total		25,562,319

Specialty Retail 8.1%

Bed Bath & Beyond, Inc.(a)	205,050	11,464,346

Dick’s Sporting Goods, Inc.	169,187	7,696,317

Limited Brands, Inc.	273,179	12,855,804

O’Reilly Automotive, Inc.(a)	100,217	8,961,404

PetSmart, Inc.	120,818	8,256,702

Ross Stores, Inc.	327,755	17,747,933

Ulta Salon Cosmetics & Fragrance, Inc.	101,928	10,015,445

Urban Outfitters, Inc.(a)	197,436	7,771,081

Total		84,769,032

Textiles, Apparel & Luxury Goods 2.8%

Coach, Inc.	89,571	4,972,086

lululemon athletica, Inc.(a)	79,839	6,086,127

PVH Corp.	164,578	18,269,804

Total		29,328,017

Total Consumer Discretionary		174,814,376

Consumer Staples 5.7%
Food & Staples Retailing 1.2%

Fresh Market, Inc. (The)(a)	88,329	4,247,742

Whole Foods Market, Inc.	87,116	7,956,304

Total		12,204,046

Food Products 2.0%

Hain Celestial Group, Inc. (The)(a)	121,256	6,574,500

JM Smucker Co. (The)	39,900	3,440,976

Mead Johnson Nutrition Co.	157,458	10,374,908

Total		20,390,384

Household Products 1.4%

Church & Dwight Co., Inc.	274,325	14,695,590

Personal Products 1.1%

Herbalife Ltd.	353,907	11,657,696

Total Consumer Staples		58,947,716

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.4%
Energy Equipment & Services 2.0%

Cameron International Corp.(a)	251,393	14,193,649

Core Laboratories NV	59,907	6,548,434

Total		20,742,083

Oil, Gas & Consumable Fuels 5.4%

Cobalt International Energy, Inc.(a)	194,359	4,773,457

Concho Resources, Inc.(a)	138,071	11,123,000

Denbury Resources, Inc.(a)	892,455	14,457,771

HollyFrontier Corp.	273,310	12,722,580

Noble Energy, Inc.	132,061	13,435,886

Total		56,512,694

Total Energy		77,254,777

Financials 4.4%
Capital Markets 1.1%

Eaton Vance Corp.	363,563	11,579,482

Commercial Banks 1.1%

First Republic Bank	350,167	11,478,474

Insurance 1.0%

WR Berkley Corp.	268,571	10,135,870

Real Estate Investment Trusts (REITs) 1.2%

Annaly Capital Management, Inc.	906,887	12,732,693

Total Financials		45,926,519

Health Care 15.7%
Biotechnology 2.6%

Alexion Pharmaceuticals, Inc.(a)	43,656	4,095,369

BioMarin Pharmaceutical, Inc.(a)	266,858	13,142,757

Vertex Pharmaceuticals, Inc.(a)	248,212	10,410,011

Total		27,648,137

Health Care Equipment & Supplies 1.1%

Hologic, Inc.(a)	589,842	11,814,535

Health Care Providers & Services 6.8%

Catamaran Corp.(a)	247,393	11,654,684

DaVita HealthCare Partners, Inc.(a)	193,362	21,372,302

Henry Schein, Inc.(a)	241,371	19,420,711

Universal Health Services, Inc., Class B	370,858	17,930,984

Total		70,378,681

Life Sciences Tools & Services 2.5%

Agilent Technologies, Inc.	284,703	11,655,741

Illumina, Inc.(a)	118,288	6,575,630

Waters Corp.(a)	91,881	8,004,673

Total		26,236,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	209

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.7%

Perrigo Co.	98,055	10,200,662

Valeant Pharmaceuticals International, Inc.(a)	292,873	17,505,019

Total		27,705,681

Total Health Care		163,783,078

Industrials 12.4%
Aerospace & Defense 0.4%

TransDigm Group, Inc.	32,564	4,440,427

Air Freight & Logistics 0.7%

Expeditors International of Washington, Inc.	191,127	7,559,073

Commercial Services & Supplies 2.1%

Iron Mountain, Inc.	296,327	9,200,953

Stericycle, Inc.(a)	131,476	12,262,767

Total		21,463,720

Electrical Equipment 3.9%

AMETEK, Inc.	559,747	21,029,695

Roper Industries, Inc.	178,757	19,927,830

Total		40,957,525

Machinery 3.6%

IDEX Corp.	360,038	16,752,568

Pall Corp.	169,132	10,191,895

Xylem, Inc.	396,090	10,734,039

Total		37,678,502

Professional Services 0.7%

IHS, Inc., Class A(a)	78,133	7,500,768

Road & Rail 1.0%

Kansas City Southern	119,730	9,995,060

Total Industrials		129,595,075

Information Technology 20.6%
Communications Equipment 2.2%

F5 Networks, Inc.(a)	91,754	8,913,901

Finisar Corp.(a)	400,393	6,526,406

Juniper Networks, Inc.(a)	399,584	7,859,817

Total		23,300,124

Electronic Equipment, Instruments & Components 1.3%

Amphenol Corp., Class A	215,949	13,971,901

Internet Software & Services 4.4%

Akamai Technologies, Inc.(a)	125,163	5,120,418

LinkedIn Corp., Class A(a)	30,355	3,485,361

Rackspace Hosting, Inc.(a)	203,004	15,077,107

VeriSign, Inc.(a)	564,531	21,915,094

Total		45,597,980

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.6%

Alliance Data Systems Corp.(a)	52,383	7,582,963

Gartner, Inc.(a)	220,693	10,156,292

Teradata Corp.(a)	145,052	8,977,268

Total		26,716,523

Semiconductors & Semiconductor Equipment 3.6%

Altera Corp.	241,735	8,325,354

Broadcom Corp., Class A	335,497	11,141,855

Maxim Integrated Products, Inc.	171,768	5,049,979

Xilinx, Inc.	370,688	13,307,699

Total		37,824,887

Software 6.5%

Activision Blizzard, Inc.	887,752	9,427,926

Adobe Systems, Inc.(a)	424,128	15,981,143

Check Point Software Technologies Ltd.(a)	289,735	13,802,975

Intuit, Inc.	233,535	13,895,332

Red Hat, Inc.(a)	216,085	11,443,862

Ultimate Software Group, Inc.(a)	32,611	3,078,805

Total		67,630,043

Total Information Technology		215,041,458

Materials 7.3%
Chemicals 5.4%

Airgas, Inc.	129,849	11,853,915

Albemarle Corp.	266,595	16,560,882

Ecolab, Inc.	201,258	14,470,450

FMC Corp.	226,706	13,266,835

Total		56,152,082

Metals & Mining 1.9%

Eldorado Gold Corp.	495,296	6,379,412

Reliance Steel & Aluminum Co.	212,266	13,181,719

Total		19,561,131

Total Materials		75,713,213

Telecommunication Services 6.0%
Diversified Telecommunication Services 0.5%

tw telecom, Inc.(a)	190,226	4,845,056

Wireless Telecommunication Services 5.5%

Crown Castle International Corp.(a)	466,391	33,654,775

NII Holdings, Inc.(a)	755,325	5,385,467

SBA Communications Corp., Class A(a)	264,532	18,787,063

Total		57,827,305

Total Telecommunication Services		62,672,361

Total Common Stocks
(Cost: $838,909,735)		1,003,748,573

The accompanying Notes to Financial Statements are an integral part of this statement.

210	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	39,183,051	39,183,051

Total Money Market Funds
(Cost: $39,183,051)		39,183,051

Total Investments
(Cost: $878,092,786)		1,042,931,624

Other Assets & Liabilities, Net		(1,532,040)

Net Assets		1,041,399,584

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	19,292,908	268,443,500	(248,553,357)	39,183,051	51,414	39,183,051

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	211

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	174,814,376	—	—	174,814,376

Consumer Staples	58,947,716	—	—	58,947,716

Energy	77,254,777	—	—	77,254,777

Financials	45,926,519	—	—	45,926,519

Health Care	163,783,078	—	—	163,783,078

Industrials	129,595,075	—	—	129,595,075

Information Technology	215,041,458	—	—	215,041,458

Materials	75,713,213	—	—	75,713,213

Telecommunication Services	62,672,361	—	—	62,672,361

Total Equity Securities	1,003,748,573	—	—	1,003,748,573

Other

Money Market Funds	39,183,051	—	—	39,183,051

Total Other	39,183,051	—	—	39,183,051

Total	1,042,931,624	—	—	1,042,931,624

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

212	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – MFS Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%
Issuer	Shares	Value ($)

Consumer Discretionary 11.2%
Auto Components 1.7%

Delphi Automotive PLC(a)	292,950	11,205,338

Johnson Controls, Inc.	637,495	19,571,096

Total		30,776,434

Automobiles 0.2%

General Motors Co.(a)	145,130	4,184,098

Hotels, Restaurants & Leisure 0.4%

McDonald’s Corp.	84,330	7,438,749

Leisure Equipment & Products 0.8%

Hasbro, Inc.	419,041	15,043,572

Media 5.5%

Comcast Corp.	507,370	18,239,952

McGraw-Hill Companies, Inc. (The)	173,020	9,459,003

Omnicom Group, Inc.	413,875	20,677,195

Viacom, Inc., Class B	403,730	21,292,720

Walt Disney Co. (The)	651,728	32,449,537

Total		102,118,407

Multiline Retail 1.7%

Kohl’s Corp.	115,460	4,962,471

Target Corp.	425,540	25,179,202

Total		30,141,673

Specialty Retail 0.9%

Advance Auto Parts, Inc.	148,102	10,715,180

Staples, Inc.	549,805	6,267,777

Total		16,982,957

Total Consumer Discretionary		206,685,890

Consumer Staples 14.3%
Beverages 3.0%

Coca-Cola Enterprises, Inc.	159,150	5,049,830

Diageo PLC	1,194,017	34,777,686

Dr. Pepper Snapple Group, Inc.	172,890	7,638,280

PepsiCo, Inc.	118,620	8,117,167

Total		55,582,963

Food & Staples Retailing 1.4%

CVS Caremark Corp.	552,148	26,696,356

Food Products 4.3%

Danone SA	281,380	18,535,104

General Mills, Inc.	684,710	27,669,131

JM Smucker Co. (The)	59,160	5,101,958

Common Stocks (continued)
Issuer	Shares	Value ($)

Kellogg Co.	121,079	6,762,262

Nestlé SA, Registered Shares	322,336	21,030,320

Total		79,098,775

Household Products 0.5%

Procter & Gamble Co. (The)	132,201	8,975,126

Tobacco 5.1%

Altria Group, Inc.	305,224	9,590,138

Lorillard, Inc.	164,090	19,144,380

Philip Morris International, Inc.	777,711	65,047,748

Total		93,782,266

Total Consumer Staples		264,135,486

Energy 6.9%
Energy Equipment & Services 0.2%

Transocean Ltd.	97,280	4,343,552

Oil, Gas & Consumable Fuels 6.7%

Apache Corp.	140,615	11,038,277

Chevron Corp.	337,896	36,540,073

EOG Resources, Inc.	106,101	12,815,940

Exxon Mobil Corp.	396,685	34,333,087

Occidental Petroleum Corp.	364,855	27,951,542

Total		122,678,919

Total Energy		127,022,471

Financials 21.1%
Capital Markets 7.2%

Bank of New York Mellon Corp. (The)	1,150,626	29,571,088

BlackRock, Inc.	122,798	25,383,574

Franklin Resources, Inc.	96,380	12,114,966

Goldman Sachs Group, Inc. (The)	369,391	47,119,516

State Street Corp.	389,666	18,318,199

Total		132,507,343

Commercial Banks 2.6%

PNC Financial Services Group, Inc.	216,723	12,637,118

Wells Fargo & Co.	1,068,842	36,533,020

Total		49,170,138

Diversified Financial Services 4.1%

JPMorgan Chase & Co.	1,465,703	64,446,961

Moody’s Corp.	229,340	11,540,389

Total		75,987,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	213

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 7.2%

ACE Ltd.	268,697	21,442,020

Aon PLC	355,695	19,776,642

Chubb Corp. (The)	189,999	14,310,725

MetLife, Inc.	939,740	30,955,035

Prudential Financial, Inc.	413,796	22,067,741

Travelers Companies, Inc. (The)	348,568	25,034,154

Total		133,586,317

Total Financials		391,251,148

Health Care 13.3%
Health Care Equipment & Supplies 2.4%

Becton Dickinson and Co.	121,563	9,505,011

Medtronic, Inc.	491,075	20,143,897

St. Jude Medical, Inc.	389,108	14,062,363

Total		43,711,271

Health Care Providers & Services 0.5%

Quest Diagnostics, Inc.	163,160	9,507,333

Life Sciences Tools & Services 0.9%

Thermo Fisher Scientific, Inc.	277,052	17,670,376

Pharmaceuticals 9.5%

Abbott Laboratories	413,908	12,996,711

AbbVie, Inc.(a)	413,908	14,139,097

Johnson & Johnson	832,619	58,366,592

Merck & Co., Inc.	409,303	16,756,865

Pfizer, Inc.	2,494,263	62,556,116

Roche Holding AG, Genusschein Shares	52,702	10,655,353

Total		175,470,734

Total Health Care		246,359,714

Industrials 17.1%
Aerospace & Defense 8.1%

Honeywell International, Inc.	513,275	32,577,564

Lockheed Martin Corp.	673,161	62,126,029

Northrop Grumman Corp.	281,410	19,017,688

United Technologies Corp.	446,706	36,634,359

Total		150,355,640

Air Freight & Logistics 1.5%

United Parcel Service, Inc., Class B	373,590	27,544,791

Commercial Services & Supplies 1.1%

Tyco International Ltd.	675,080	19,746,090

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 0.2%

Fluor Corp.	46,620	2,738,459

Electrical Equipment 0.9%

Eaton Corp. PLC	301,448	16,338,481

Industrial Conglomerates 2.9%

3M Co.	338,865	31,463,615

Danaher Corp.	411,031	22,976,633

Total		54,440,248

Machinery 1.4%

Pentair Ltd.	152,441	7,492,475

Stanley Black & Decker, Inc.	259,173	19,171,027

Total		26,663,502

Professional Services 0.5%

Dun & Bradstreet Corp. (The)	110,808	8,715,049

Road & Rail 0.5%

Canadian National Railway Co.	98,106	8,928,627

Total Industrials		315,470,887

Information Technology 8.0%
Computers & Peripherals 0.1%

Hewlett-Packard Co.	185,047	2,636,920

IT Services 5.7%

Accenture PLC, Class A	595,504	39,601,016

Fiserv, Inc.(a)	120,450	9,519,163

International Business Machines Corp.	182,312	34,921,863

Mastercard, Inc., Class A	17,489	8,591,996

Western Union Co. (The)	935,924	12,737,926

Total		105,371,964

Semiconductors & Semiconductor Equipment 0.7%

Intel Corp.	626,025	12,914,896

Software 1.5%

Oracle Corp.	835,287	27,831,763

Total Information Technology		148,755,543

Materials 2.3%
Chemicals 2.3%

Air Products & Chemicals, Inc.	195,355	16,413,727

PPG Industries, Inc.	191,382	25,903,554

Total		42,317,281

Total Materials		42,317,281

The accompanying Notes to Financial Statements are an integral part of this statement.

214	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Telecommunication Services 3.7%
Diversified Telecommunication Services 2.1%

AT&T, Inc.	1,136,695	38,317,989

Wireless Telecommunication Services 1.6%

Vodafone Group PLC	12,034,873	30,294,970

Total Telecommunication Services		68,612,959

Utilities 0.8%
Electric Utilities 0.2%

PPL Corp.	120,606	3,452,950

Multi-Utilities 0.6%

PG&E Corp.	180,673	7,259,441

Public Service Enterprise Group, Inc.	119,488	3,656,333

Total		10,915,774

Total Utilities		14,368,724

Total Common Stocks
(Cost: $1,540,849,972)		1,824,980,103

Convertible Preferred Stocks 0.2%
Issuer	Shares	Value ($)

Industrials 0.1%
Aerospace & Defense 0.1%

United Technologies Corp., 7.500%	36,590	2,038,429

Total Industrials		2,038,429

Utilities 0.1%
Electric Utilities 0.1%

PPL Corp., 9.500%	48,000	2,510,880

Total Utilities		2,510,880

Total Convertible Preferred Stocks
(Cost: $4,309,399)		4,549,309

Money Market Funds 1.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	20,039,074	20,039,074

Total Money Market Funds
(Cost: $20,039,074)		20,039,074

Total Investments
(Cost: $1,565,198,445)		1,849,568,486

Other Assets & Liabilities, Net		(597,775)

Net Assets		1,848,970,711

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)

Columbia Short-Term Cash Fund	31,366,533	193,129,293	(204,456,752)	20,039,074	31,912	20,039,074

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	215

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	206,685,890	—	—	206,685,890

Consumer Staples	189,792,376	74,343,110	—	264,135,486

Energy	127,022,471	—	—	127,022,471

Financials	391,251,148	—	—	391,251,148

Health Care	235,704,361	10,655,353	—	246,359,714

Industrials	315,470,887	—	—	315,470,887

Information Technology	148,755,543	—	—	148,755,543

Materials	42,317,281	—	—	42,317,281

The accompanying Notes to Financial Statements are an integral part of this statement.

216	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Telecommunication Services	38,317,989	30,294,970	—	68,612,959

Utilities	14,368,724	—	—	14,368,724

Convertible Preferred Stocks

Industrials	2,038,429	—	—	2,038,429

Utilities	2,510,880	—	—	2,510,880

Total Equity Securities	1,714,235,979	115,293,433	—	1,829,529,412

Other

Money Market Funds	20,039,074	—	—	20,039,074

Total Other	20,039,074	—	—	20,039,074

Total	1,734,275,053	115,293,433	—	1,849,568,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
2,664,480	—	—	2,664,480

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	217

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Marsico Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.5%
Issuer	Shares	Value ($)

Consumer Discretionary 31.6%
Hotels, Restaurants & Leisure 9.6%

Chipotle Mexican Grill, Inc.(a)	56,596	16,835,046

McDonald’s Corp.	195,363	17,232,970

Starbucks Corp.	457,058	24,507,450

Starwood Hotels & Resorts Worldwide, Inc.	912,547	52,343,696

Wynn Resorts Ltd.	320,798	36,086,567

Yum! Brands, Inc.	226,156	15,016,759

Total		162,022,488

Internet & Catalog Retail 2.4%

Amazon.com, Inc.(a)	33,625	8,444,582

priceline.com, Inc.(a)	52,299	32,488,139

Total		40,932,721

Media 5.1%

CBS Corp., Class B Non Voting	1,287,981	49,007,677

Comcast Corp., Class A	419,327	15,674,443

Liberty Global, Inc., Class A(a)	338,806	21,341,390

Total		86,023,510

Multiline Retail 0.8%

Dollar General Corp.(a)	294,182	12,970,485

Specialty Retail 10.1%

AutoZone, Inc.(a)	88,163	31,247,612

Dick’s Sporting Goods, Inc.	149,870	6,817,586

Foot Locker, Inc.	15,476	497,089

GNC Holdings, Inc., Class A	351,224	11,688,735

Home Depot, Inc. (The)	428,890	26,526,847

Limited Brands, Inc.	358,480	16,870,069

Lowe’s Companies, Inc.	929,454	33,014,206

TJX Companies, Inc.	996,870	42,317,131

Total		168,979,275

Textiles, Apparel & Luxury Goods 3.6%

lululemon athletica, Inc.(a)	368,102	28,060,416

Nike, Inc., Class B	622,724	32,132,558

Total		60,192,974

Total Consumer Discretionary		531,121,453

Consumer Staples 0.7%
Personal Products 0.7%

Estee Lauder Companies, Inc. (The), Class A	211,130	12,638,242

Total Consumer Staples		12,638,242

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 6.0%
Energy Equipment & Services 4.9%

National Oilwell Varco, Inc.	509,897	34,851,460

Schlumberger Ltd.	686,351	47,557,261

Total		82,408,721

Oil, Gas & Consumable Fuels 1.1%

Kinder Morgan, Inc.	499,740	17,655,814

Total Energy		100,064,535

Financials 9.3%
Commercial Banks 4.6%

U.S. Bancorp	522,514	16,689,097

Wells Fargo & Co.	1,766,818	60,389,839

Total		77,078,936

Diversified Financial Services 2.2%

Citigroup, Inc.	950,555	37,603,956

Insurance 0.5%

American International Group, Inc.(a)	258,284	9,117,425

Real Estate Investment Trusts (REITs) 2.0%

American Tower Corp.	431,208	33,319,442

Total Financials		157,119,759

Health Care 11.4%
Biotechnology 6.1%

Biogen Idec, Inc.(a)	358,206	52,538,074

Gilead Sciences, Inc.(a)	679,183	49,885,991

Total		102,424,065

Health Care Equipment & Supplies 1.5%

Intuitive Surgical, Inc.(a)	50,571	24,798,501

Health Care Providers & Services 1.9%

Express Scripts Holding Co.(a)	597,624	32,271,696

Pharmaceuticals 1.9%

Bristol-Myers Squibb Co.	748,691	24,399,840

Perrigo Co.	78,274	8,142,844

Total		32,542,684

Total Health Care		192,036,946

Industrials 10.7%
Aerospace & Defense 3.0%

Precision Castparts Corp.	230,779	43,714,158

Rolls-Royce Holdings PLC	478,231	6,859,454

Total		50,573,612

The accompanying Notes to Financial Statements are an integral part of this statement.

218	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial Conglomerates 1.1%

Danaher Corp.	324,690	18,150,171

Machinery 3.0%

Cummins, Inc.	204,132	22,117,702

Pentair Ltd.	574,862	28,254,467

Total		50,372,169

Road & Rail 1.3%

Union Pacific Corp.	166,605	20,945,581

Trading Companies & Distributors 2.3%

United Rentals, Inc.(a)	94,476	4,300,547

WW Grainger, Inc.	172,535	34,915,908

Total		39,216,455

Total Industrials		179,257,988

Information Technology 16.3%
Communications Equipment 3.1%

QUALCOMM, Inc.	832,364	51,623,215

Computers & Peripherals 2.9%

Apple, Inc.	90,118	48,035,598

Internet Software & Services 5.1%

eBay, Inc.(a)	659,256	33,635,241

Equinix, Inc.(a)	128,309	26,457,316

Google, Inc., Class A(a)	24,690	17,514,345

LinkedIn Corp., Class A(a)	74,236	8,523,778

Total		86,130,680

IT Services 3.7%

Accenture PLC, Class A	158,488	10,539,452

Visa, Inc., Class A	339,923	51,525,528

Total		62,064,980

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 1.5%

VMware, Inc., Class A(a)	269,220	25,344,371

Total Information Technology		273,198,844

Materials 5.5%
Chemicals 5.5%

LyondellBasell Industries NV, Class A	826,867	47,205,837

Monsanto Co.	469,726	44,459,566

Total		91,665,403

Total Materials		91,665,403

Total Common Stocks
(Cost: $1,389,290,431)		1,537,103,170

Preferred Stocks 0.4%
Financials 0.4%
Commercial Banks 0.4%

Wells Fargo & Co., 8.000%	237,875	6,981,632

Total Financials		6,981,632

Total Preferred Stocks (Cost: $6,463,064)		6,981,632

Money Market Funds 8.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	139,803,148	139,803,148

Total Money Market Funds (Cost: $139,803,148)		139,803,148

Total Investments (Cost: $1,535,556,643)		1,683,887,950

Other Assets & Liabilities, Net		(3,591,592)

Net Assets		1,680,296,358

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	100,811,321	876,877,227	(837,885,400)	139,803,148	125,534	139,803,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	219

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	531,121,453	—	—	531,121,453

Consumer Staples	12,638,242	—	—	12,638,242

Energy	100,064,535	—	—	100,064,535

Financials	157,119,759	—	—	157,119,759

Health Care	192,036,946	—	—	192,036,946

Industrials	172,398,535	6,859,453	—	179,257,988

Information Technology	273,198,844	—	—	273,198,844

Materials	91,665,403	—	—	91,665,403

Preferred Stocks

Financials	6,981,632	—	—	6,981,632

Total Equity Securities	1,537,225,349	6,859,453	—	1,544,084,802

Other

Money Market Funds	139,803,148	—	—	139,803,148

Total Other	139,803,148	—	—	139,803,148

Total	1,677,028,497	6,859,453	—	1,683,887,950

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	221

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)

Australia 7.5%
Commonwealth Property Office Fund	10,178,280	10,843,268

David Jones Ltd.	678,021	1,669,678

Monadelphous Group Ltd.	338,102	8,704,558

Shopping Centres Australasia Property Group(a)	1,325,284	2,064,361

Transfield Services Ltd.	2,143,662	4,387,173

Total		27,669,038

Canada 2.9%
Morguard Real Estate Investment Trust	120,500	2,214,477

Northern Property Real Estate Investment Trust	117,300	3,643,882

Pason Systems Corp.	280,350	4,833,621

Total		10,691,980

Denmark 1.8%
Christian Hansen Holding A/S	202,320	6,575,409

France 9.1%
Boiron SA	68,762	2,375,253

Euler Hermes SA	24,252	2,100,186

Ingenico	67,597	3,845,546

IPSOS	87,447	3,264,647

Medica SA	183,970	3,669,439

Mersen	97,635	2,730,192

Neopost SA	105,027	5,569,769

Nexans SA	90,244	4,038,437

Rubis SCA	84,857	5,801,966

Total		33,395,435

Germany 12.2%
Bilfinger SE	48,554	4,707,867

ElringKlinger AG	118,687	4,025,380

Fielmann AG	51,617	4,988,916

GFK SE	59,446	3,027,995

MTU Aero Engines Holding AG	71,276	6,504,623

Norma Group AG	166,179	4,606,310

QIAGEN NV(a)	122,743	2,229,153

Rational AG	10,330	2,983,969

Symrise AG	329,473	11,837,210

Total		44,911,423

Common Stocks (continued)
Issuer	Shares	Value ($)

Hong Kong 4.0%
AAC Technologies Holdings, Inc.	906,000	3,212,512

AMVIG Holdings Ltd.	5,078,000	1,854,086

ASM Pacific Technology Ltd.	229,900	2,822,498
Emperor Watch & Jewellery, Ltd.	24,610,000	3,083,860

Pacific Basin Shipping Ltd.	6,305,000	3,595,206

Total		14,568,162

Ireland 1.0%
Glanbia PLC	347,102	3,825,616

Japan 8.3%
Ariake Japan Co., Ltd.	119,300	2,183,139

FCC Co., Ltd.	261,800	5,437,511

Hogy Medical Co., Ltd.	95,400	4,540,606

Horiba Ltd.	100,600	2,917,683

Miraca Holdings, Inc.	92,200	3,717,576

Miura Co., Ltd.	78,900	2,072,022

Nifco, Inc.	265,200	5,882,650

Taiyo Holdings Co., Ltd.	68,500	1,936,559

Ushio, Inc.	177,400	1,945,317

Total		30,633,063

Netherlands 3.5%
Koninklijke Boskalis Westminster NV	284,687	12,886,916

New Zealand 1.7%
Auckland International Airport Ltd.	1,490,562	3,299,289

SKYCITY Entertainment Group Ltd.	999,292	3,138,152

Total		6,437,441

Norway 0.5%
Farstad Shipping ASA	81,090	1,965,324

Singapore 12.0%
Ascendas Real Estate Investment Trust	2,962,000	5,796,400

CapitaMall Trust	5,654,000	9,935,622

Ezra Holdings Ltd.(a)	4,512,000	4,276,983

Hyflux Ltd.	2,713,500	2,871,659

SATS Ltd.	2,584,000	6,170,576

SIA Engineering Co., Ltd.	2,158,000	7,781,430

SMRT Corp., Ltd.	1,299,864	1,797,455

The accompanying Notes to Financial Statements are an integral part of this statement.

222	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

StarHub Ltd.	1,737,000	5,440,633

Total		44,070,758

Spain 1.0%
Prosegur Cia de Seguridad SA, Registered Shares	624,195	3,658,146

Sweden 1.0%
AF AB, Class B	150,662	3,614,126

United Kingdom 30.2%
AZ Electronic Materials SA	864,331	4,972,953

Bodycote PLC	499,630	3,736,018

Cobham PLC	826,175	3,001,935

Croda International PLC	326,297	12,753,333

De La Rue PLC	449,371	6,661,074

Diploma PLC	522,633	4,707,656

Domino Printing Sciences PLC	513,927	4,867,168

Fenner PLC	574,277	3,742,326

Greene King PLC	364,274	3,732,351

Halma PLC	492,810	3,708,322

Interserve PLC	582,787	3,717,701

Common Stocks (continued)
Issuer	Shares	Value ($)

Laird PLC	1,325,562	4,481,407

Rexam PLC	792,372	5,669,576

Rotork PLC	343,452	14,336,881

Serco Group PLC	458,019	4,012,130

Spectris PLC	202,341	6,828,341

Spirax-Sarco Engineering PLC	139,392	5,219,328
TT electronics PLC	841,367	1,968,132

Ultra Electronics Holdings PLC	219,520	5,981,709

Victrex PLC	269,805	7,190,817

Total		111,289,158

Total Common Stocks
(Cost: $288,285,739)		356,191,995

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	11,646,572	11,646,572

Total Money Market Funds
(Cost: $11,646,572)		11,646,572

Total Investments
(Cost: $299,932,311)		367,838,567

Other Assets & Liabilities, Net		333,085

Net Assets		368,171,652

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	January 31, 2013	8,527,500		8,763,200		—	(72,605)
		(AUD	)	(USD	)
J.P. Morgan Securities, Inc.	January 31, 2013	3,049,000		3,177,470		18,235	—
		(AUD	)	(USD	)
J.P. Morgan Securities, Inc.	January 31, 2013	4,850,000		3,958,580		—	(41,947)
		(NZD	)	(USD	)

Total						18,235	(114,552)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	11,170,216	71,461,065	(70,984,709)	11,646,572	12,899	11,646,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	223

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Currency Legend

AUD	Australian Dollar
NZD	New Zealand Dollar
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

224	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	38,251,141	—	38,251,141

Consumer Staples	—	6,008,755	—	6,008,755

Energy	4,833,621	6,242,306	—	11,075,927

Financials	5,858,359	30,739,838	—	36,598,197

Health Care	—	16,532,028	—	16,532,028

Industrials	—	135,892,712	—	135,892,712

Information Technology	—	44,929,034	—	44,929,034

Materials	—	52,789,944	—	52,789,944

Telecommunication Services	—	5,440,633	—	5,440,633

Utilities	—	8,673,624	—	8,673,624

Total Equity Securities	10,691,980	345,500,015	—	356,191,995

Other

Money Market Funds	11,646,572	—	—	11,646,572

Total Other	11,646,572	—	—	11,646,572

Investments in Securities	22,338,552	345,500,015	—	367,838,567

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	18,235	—	18,235

Liabilities

Forward Foreign Currency Exchange Contracts	—	(114,552)	—	(114,552)

Total	22,338,552	345,403,698	—	367,742,250

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	225

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)

Australia 8.4%
Centro Retail Australia	785,136	1,858,678

CFS Retail Property Trust	657,627	1,315,562

Commonwealth Property Office Fund	1,227,424	1,307,617

Dexus Property Group	2,992,741	3,178,607

Goodman Group	571,503	2,604,081

GPT Group	1,097,554	4,224,688

Investa Office Fund	192,613	598,333

Mirvac Group	1,750,651	2,724,436

Stockland	813,484	3,007,871

Westfield Group	1,190,274	13,145,216

Westfield Retail Trust	1,596,899	5,038,150

Total		39,003,239

Belgium 0.1%
Befimmo SCA Sicafi	2,505	162,062

Cofinimmo	1,582	187,823

Total		349,885

Brazil 0.7%
BR Malls Participacoes SA	30,160	398,009

BR Properties SA	68,510	853,238

Iguatemi Empresa de Shopping Centers SA	78,800	1,048,358

PDG Realty SA Empreendimentos e Participacoes	490,030	792,185

Total		3,091,790

Canada 2.9%
Amarillo Gold Corp.(a)	37,990	563,720

Boardwalk Real Estate Investment Trust(a)	30,870	2,002,655

Brookfield Office Properties	17,835	524,812

Brookfield Office Properties, Inc.	204,007	3,470,159

Calloway Real Estate Investment Trust(a)	28,328	824,465

Canadian Roxana Resources(a)	10,757	269,276

China Gold International Resources Corp., Ltd.(a)	13,209	357,215

Extendicare, Inc.	36,280	279,021

First Capital Realty, Inc.	19,800	374,622

RioCan Real Estate Investment Trust	169,431	4,694,399

Total		13,360,344

China 1.5%
Agile Property Holdings Ltd.	1,886,000	2,707,675

Country Garden Holdings Co.(a)	4,626,288	2,471,649

Common Stocks (continued)
Issuer	Shares	Value ($)

Guangzhou R&F Properties Co., Ltd., Class H	385,200	652,839

Shimao Property Holdings Ltd.	515,000	994,157

Total		6,826,320

Finland 0.2%
Citycon OYJ	56,156	190,822

Sponda OYJ	150,815	718,553

Total		909,375

France 3.6%
Altarea	2,439	376,665

Fonciere Des Regions	7,318	615,832

Gecina SA	10,545	1,194,148

ICADE	14,621	1,305,396

Klepierre	38,059	1,521,190

Mercialys SA	62,700	1,423,981

Societe de la Tour Eiffel	4,507	263,646

Societe Immobiliere de Location pour l’Industrie et le Commerce	3,543	390,729

Unibail-Rodamco SE	39,073	9,475,324

Total		16,566,911

Germany 0.5%
Alstria Office REIT AG	81,935	1,000,497

Deutsche Euroshop AG	15,649	656,764

GSW Immobilien AG	7,500	317,748

Prime Office REIT-AG	101,825	435,469

Total		2,410,478

Hong Kong 16.1%
China Overseas Grand Oceans Group Ltd.	712,000	870,615

China Resources Land Ltd.	378,000	1,047,323

Hang Lung Properties Ltd.	666,000	2,680,263

Henderson Land Development Co., Ltd.	507,121	3,630,586

Hongkong Land Holdings Ltd.	1,769,000	12,494,208

Hysan Development Co., Ltd.	957,500	4,656,164

Kerry Properties Ltd.	954,000	5,011,851

Link REIT (The)	719,500	3,603,333

New World Development Co., Ltd.	1,888,084	2,989,169

Sino Land Co., Ltd.	2,086,683	3,821,018

Sun Hung Kai Properties Ltd.	1,756,278	26,634,376

Swire Properties Ltd.	994,900	3,350,838

Wharf Holdings Ltd.	464,466	3,701,665

Total		74,491,409

The accompanying Notes to Financial Statements are an integral part of this statement.

226	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Italy 0.2%
Beni Stabili SpA	1,284,620	756,962

Japan 10.4%
Activia Properties, Inc.	25	156,765

Daiwa House REIT Investment Corp.(a)	38	240,803

GLP J-Reit(a)	1,587	1,212,667

Japan Logistics Fund, Inc.	10	86,997

Japan Real Estate Investment Corp.	250	2,463,033

Japan Retail Fund Investment Corp.	89	163,606

Mitsubishi Estate Co., Ltd.	726,000	17,380,950

Mitsui Fudosan Co., Ltd.	531,000	12,989,896

Nippon Building Fund, Inc.	212	2,193,094

NTT Urban Development Corp.	407	394,762

Sumitomo Realty & Development Co., Ltd.	304,000	10,127,414

Tokyo Tatemono Co., Ltd.	59,000	303,912

United Urban Investment Corp.	250	287,320

Total		48,001,219

Netherlands 0.6%
Corio NV	33,467	1,534,667

Eurocommercial Properties NV	17,706	711,677

VastNed Retail NV	6,043	263,826

Wereldhave NV	4,408	281,445

Total		2,791,615

Norway 0.2%
Norwegian Property ASA	471,605	730,133

Singapore 3.5%
CapitaCommercial Trust	800,000	1,110,177

CapitaLand Ltd.	1,625,000	5,001,932

CapitaMall Trust	1,066,000	1,873,253

CapitaMalls Asia Ltd.	592,000	953,447

City Developments Ltd.	114,000	1,219,229

Global Logistic Properties Ltd.	1,163,000	2,689,687

Keppel Land Ltd.	113,000	378,466

Mapletree Commercial Trust	547,000	546,777

Religare Health Trust(a)	518,000	375,286

Suntec Real Estate Investment Trust	734,000	1,011,263

UOL Group Ltd.	202,000	996,242

Total		16,155,759

Common Stocks (continued)
Issuer	Shares	Value ($)

Sweden 0.7%
Atrium Ljungberg AB, Class B	46,043	612,240

Castellum AB	69,145	985,519

Hufvudstaden AB	143,454	1,816,806

Total		3,414,565

Switzerland 1.1%
Mobimo Holding AG	1,591	380,768

PSP Swiss Property AG	36,530	3,457,533

Swiss Prime Site AG	13,269	1,107,624

Total		4,945,925

United Kingdom 6.1%
Atrium European Real Estate Ltd.	91,747	538,902

Big Yellow Group PLC	98,251	554,623

British Land Co. PLC	443,110	4,093,729

Capital & Counties Properties PLC	202,431	803,116

Capital & Regional PLC(a)	1,151,907	537,974

Capital Shopping Centres Group PLC	240,506	1,383,640

Derwent London PLC	37,307	1,291,185

Grainger PLC	381,223	739,168

Great Portland Estates PLC	167,252	1,344,720

Hammerson PLC	463,400	3,715,879

Land Securities Group PLC	391,023	5,216,645

LXB Retail Properties PLC(a)	846,945	1,636,582

Metric Property Investments PLC	417,739	688,775

Quintain Estates & Development PLC(a)	822,325	711,327

Safestore Holdings PLC	687,515	1,206,181

Segro PLC	287,526	1,167,079

Shaftesbury PLC	54,270	499,239

St. Modwen Properties PLC	232,803	872,173

Unite Group PLC	271,339	1,229,907

Total		28,230,844

United States 42.0%

Acadia Realty Trust	41,400	1,038,312

Alexandria Real Estate Equities, Inc.	10,080	698,746

Apartment Investment & Management Co., Class A	89,302	2,416,512

Ashford Hospitality Trust, Inc.	93,000	977,430

Assisted Living Concepts, Inc., Class A	81,950	799,013

AvalonBay Communities, Inc.	55,398	7,511,415

Boston Properties, Inc.	85,615	9,058,923

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	227

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

BRE Properties, Inc.	34,383	1,747,688

Camden Property Trust	71,026	4,844,683

Corporate Office Properties Trust	9,400	234,812

Cousins Properties, Inc.	185,901	1,552,273

DCT Industrial Trust, Inc.	402,778	2,614,029

Digital Realty Trust, Inc.	41,698	2,830,877

Duke Realty Corp.	127,730	1,771,615

Equity Lifestyle Properties, Inc.	56,343	3,791,320

Equity Residential	322,883	18,297,780

Essex Property Trust, Inc.	5,150	755,248

Federal Realty Investment Trust	17,911	1,863,102

Forest City Enterprises, Inc., Class A(a)	475,343	7,676,789

General Growth Properties, Inc.	310,150	6,156,478

HCP, Inc.	247,847	11,197,727

Healthcare Realty Trust, Inc.	150,248	3,607,455

Host Hotels & Resorts, Inc.	715,615	11,213,687

Hudson Pacific Properties, Inc.	62,430	1,314,776

Lexington Realty Trust	15,813	165,246

Macerich Co. (The)	74,386	4,336,704

Mack-Cali Realty Corp.	150,673	3,934,072

ProLogis, Inc.	93,780	3,422,032

PS Business Parks, Inc.	9,233	599,960

Public Storage	56,225	8,150,376

Regency Centers Corp.	163,403	7,699,549

Retail Opportunity Investments Corp.	7,537	96,926

Senior Housing Properties Trust	219,455	5,187,916

Simon Property Group, Inc.	171,933	27,180,888

Common Stocks (continued)
Issuer	Shares	Value ($)

SL Green Realty Corp.	25,475	1,952,659

Sovran Self Storage, Inc.	580	36,018

Starwood Hotels & Resorts Worldwide, Inc.	148,022	8,490,542

Starwood Property Trust, Inc.	49,355	1,133,191

UDR, Inc.	78,480	1,866,254

Ventas, Inc.	29,880	1,933,834

Vornado Realty Trust	161,188	12,907,935

Winthrop Realty Trust	47,800	528,190

Total		193,592,982

Total Common Stocks
(Cost: $364,834,234)		455,629,755

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	3,446,457	3,446,457

Total Money Market Funds
(Cost: $3,446,457)		3,446,457

Total Investments
(Cost: $368,280,691)		459,076,212

Other Assets & Liabilities, Net		2,259,905

Net Assets		461,336,117

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,765,000	76,538,877	(86,857,420)	3,446,457	11,413	3,446,457

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

228	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	229

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	9,282,727	—	—	9,282,727

Financials	199,684,356	245,584,639	—	445,268,995

Health Care	1,078,033	—	—	1,078,033

Total Equity Securities	210,045,116	245,584,639	—	455,629,755

Other

Money Market Funds	3,446,457	—	—	3,446,457

Total Other	3,446,457	—	—	3,446,457

Total	213,491,573	245,584,639	—	459,076,212

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

230	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)

Consumer Discretionary 6.0%
Household Durables 1.9%

Whirlpool Corp.	342,000	34,798,500

Leisure Equipment & Products 1.9%

Mattel, Inc.	963,700	35,290,694

Specialty Retail 2.2%

Staples, Inc.	3,628,800	41,368,320

Total Consumer Discretionary		111,457,514

Consumer Staples 7.7%
Beverages 2.0%

Molson Coors Brewing Co., Class B	884,600	37,852,034

Food & Staples Retailing 1.9%

Wal-Mart Stores, Inc.	522,100	35,622,883

Household Products 1.8%

Kimberly-Clark Corp.	387,500	32,716,625

Tobacco 2.0%

Reynolds American, Inc.	888,100	36,793,983

Total Consumer Staples		142,985,525

Energy 18.9%
Energy Equipment & Services 2.1%

Ensco PLC, Class A	659,800	39,112,944

Oil, Gas & Consumable Fuels 16.8%

Chevron Corp.	321,300	34,745,382

ConocoPhillips	1,268,400	73,554,516

Marathon Oil Corp.	1,435,900	44,024,694

Phillips 66	806,650	42,833,115

Royal Dutch Shell PLC, ADR	520,300	35,874,685

Total SA, ADR	1,518,400	78,971,984

Total		310,004,376

Total Energy		349,117,320

Financials 20.3%
Commercial Banks 8.2%

Fifth Third Bancorp	2,420,300	36,764,357

PNC Financial Services Group, Inc.	656,100	38,257,191

Wells Fargo & Co.	2,228,500	76,170,130

Total		151,191,678

Diversified Financial Services 4.0%

JPMorgan Chase & Co.	1,679,100	73,830,027

Insurance 6.2%

Allstate Corp. (The)	881,600	35,413,872

MetLife, Inc.	1,202,400	39,607,056

Common Stocks (continued)
Issuer	Shares	Value ($)

Travelers Companies, Inc. (The)	543,700	39,048,534

Total		114,069,462

Real Estate Investment Trusts (REITs) 1.9%

Annaly Capital Management, Inc.	2,577,600	36,189,504

Total Financials		375,280,671

Health Care 11.8%
Health Care Equipment & Supplies 1.9%

Medtronic, Inc.	834,200	34,218,884

Pharmaceuticals 9.9%

AstraZeneca PLC, ADR	1,597,200	75,499,644

Johnson & Johnson	512,200	35,905,220

Merck & Co., Inc.	832,100	34,066,174

Pfizer, Inc.	1,501,500	37,657,620

Total		183,128,658

Total Health Care		217,347,542

Industrials 5.9%
Aerospace & Defense 4.0%

Lockheed Martin Corp.	408,900	37,737,381

Northrop Grumman Corp.	548,100	37,040,598

Total		74,777,979

Commercial Services & Supplies —%

RR Donnelley & Sons Co.	8,938	80,442

Industrial Conglomerates 1.9%

General Electric Co.	1,650,600	34,646,094

Total Industrials		109,504,515

Information Technology 14.0%
Communications Equipment 4.0%

Cisco Systems, Inc.	1,950,600	38,329,290

Harris Corp.	705,100	34,521,696

Total		72,850,986

Office Electronics 2.1%

Xerox Corp.	5,742,500	39,163,850

Semiconductors & Semiconductor Equipment 4.1%

Intel Corp.	3,659,400	75,493,422

Software 3.8%

CA, Inc.	1,659,600	36,478,008

Microsoft Corp.	1,275,700	34,099,461

Total		70,577,469

Total Information Technology		258,085,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	231

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 10.6%
Chemicals 2.0%

EI du Pont de Nemours & Co.	810,400	36,443,688

Metals & Mining 4.4%

Barrick Gold Corp.	1,178,300	41,252,283

Freeport-McMoRan Copper & Gold, Inc.	1,162,200	39,747,240

Total		80,999,523

Paper & Forest Products 4.2%

International Paper Co.	1,946,800	77,560,512

Total Materials		195,003,723

Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%

AT&T, Inc.	977,500	32,951,525

Total Telecommunication Services		32,951,525

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 1.9%
Electric Utilities 1.9%

American Electric Power Co., Inc.	833,500	35,573,780

Total Utilities		35,573,780

Total Common Stocks
(Cost: $1,617,610,725)		1,827,307,842

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(a)(b)	21,468,163	21,468,163

Total Money Market Funds
(Cost: $21,468,163)		21,468,163

Total Investments
(Cost: $1,639,078,888)		1,848,776,005

Other Assets & Liabilities, Net		(1,236,494)

Net Assets		1,847,539,511

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	57,698,139	392,565,230	(428,795,206)	21,468,163	77,708	21,468,163

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

232	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	111,457,514	—	—	111,457,514

Consumer Staples	142,985,525	—	—	142,985,525

Energy	349,117,320	—	—	349,117,320

Financials	375,280,671	—	—	375,280,671

Health Care	217,347,542	—	—	217,347,542

Industrials	109,504,515	—	—	109,504,515

Information Technology	258,085,727	—	—	258,085,727

Materials	195,003,723	—	—	195,003,723

Telecommunication Services	32,951,525	—	—	32,951,525

Utilities	35,573,780	—	—	35,573,780

Total Equity Securities	1,827,307,842	—	—	1,827,307,842

Other

Money Market Funds	21,468,163	—	—	21,468,163

Total Other	21,468,163	—	—	21,468,163

Total	1,848,776,005	—	—	1,848,776,005

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	233

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%
Issuer	Shares	Value ($)

Consumer Discretionary 21.9%
Auto Components 1.2%

BorgWarner, Inc.(a)	293,000	20,984,660

Hotels, Restaurants & Leisure 3.7%

Las Vegas Sands Corp.	396,400	18,297,824

Starbucks Corp.	561,200	30,091,544

Yum! Brands, Inc.	201,100	13,353,040

Total		61,742,408

Household Durables 1.0%

Lennar Corp., Class A	413,500	15,990,045

Internet & Catalog Retail 5.0%

Amazon.com, Inc.(a)	157,250	39,491,765

priceline.com, Inc.(a)	72,390	44,968,668

Total		84,460,433

Media 3.3%

CBS Corp., Class B Non Voting	479,300	18,237,365

McGraw-Hill Companies, Inc. (The)	333,800	18,248,846

Sirius XM Radio, Inc.	6,633,400	19,170,526

Total		55,656,737

Multiline Retail 1.2%

Dollar General Corp.(a)	476,100	20,991,249

Specialty Retail 3.4%

Home Depot, Inc. (The)	395,600	24,467,860

Ross Stores, Inc.	308,000	16,678,200

Ulta Salon Cosmetics & Fragrance, Inc.	163,700	16,085,162

Total		57,231,222

Textiles, Apparel & Luxury Goods 3.1%

Coach, Inc.	261,300	14,504,763

Michael Kors Holdings Ltd.(a)	274,000	13,982,220

Ralph Lauren Corp.	156,100	23,402,512

Total		51,889,495

Total Consumer Discretionary		368,946,249

Consumer Staples 3.7%
Food & Staples Retailing 2.7%

Costco Wholesale Corp.	185,300	18,302,081

CVS Caremark Corp.	550,400	26,611,840

Total		44,913,921

Personal Products 1.0%

Estee Lauder Companies, Inc. (The), Class A	296,700	17,760,462

Total Consumer Staples		62,674,383

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 3.5%
Energy Equipment & Services 0.8%

FMC Technologies, Inc.(a)	294,800	12,626,284

Oil, Gas & Consumable Fuels 2.7%

Cabot Oil & Gas Corp.	276,700	13,763,058

Range Resources Corp.	249,900	15,701,217

Williams Companies, Inc. (The)	504,000	16,500,960

Total		45,965,235

Total Energy		58,591,519

Financials 5.3%
Capital Markets 2.8%

BlackRock, Inc.	98,000	20,257,580

Franklin Resources, Inc.	211,100	26,535,270

Total		46,792,850

Commercial Banks 1.0%

Wells Fargo & Co.	491,500	16,799,470

Real Estate Investment Trusts (REITs) 1.5%

American Tower Corp.	328,500	25,383,195

Total Financials		88,975,515

Health Care 15.5%
Biotechnology 4.9%

Biogen Idec, Inc.(a)	199,200	29,216,664

Celgene Corp.(a)	363,000	28,575,360

Gilead Sciences, Inc.(a)	334,700	24,583,715

Total		82,375,739

Health Care Equipment & Supplies 3.6%

Covidien PLC	404,900	23,378,926

Edwards Lifesciences Corp.(a)	154,100	13,895,197

Intuitive Surgical, Inc.(a)	49,075	24,064,908

Total		61,339,031

Health Care Providers & Services 3.8%

Express Scripts Holding Co.(a)	467,600	25,250,400

HCA Holdings, Inc.	452,500	13,651,925

UnitedHealth Group, Inc.	468,500	25,411,440

Total		64,313,765

Health Care Technology 1.3%

Cerner Corp.(a)	294,100	22,833,924

The accompanying Notes to Financial Statements are an integral part of this statement.

234	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Pharmaceuticals 1.9%

Allergan, Inc.	163,000	14,951,990

GlaxoSmithKline PLC, ADR	378,800	16,466,436

Total		31,418,426

Total Health Care		262,280,885

Industrials 12.8%
Aerospace & Defense 3.5%

Precision Castparts Corp.	157,200	29,776,824

United Technologies Corp.	355,400	29,146,354

Total		58,923,178

Construction & Engineering 1.4%

Fluor Corp.	394,200	23,155,308

Industrial Conglomerates 3.0%

Danaher Corp.	917,600	51,293,840

Road & Rail 3.8%

Union Pacific Corp.	519,200	65,273,824

Trading Companies & Distributors 1.1%

WW Grainger, Inc.	89,500	18,112,115

Total Industrials		216,758,265

Information Technology 29.2%
Communications Equipment 2.9%

QUALCOMM, Inc.	802,600	49,777,252

Computers & Peripherals 6.0%

Apple, Inc.	158,700	84,591,861

EMC Corp.(a)	665,600	16,839,680

Total		101,431,541

Internet Software & Services 6.5%

eBay, Inc.(a)	597,400	30,479,348

Facebook, Inc., Class A(a)	1,131,000	30,118,530

Google, Inc., Class A(a)	69,045	48,978,452

Total		109,576,330

IT Services 9.2%

International Business Machines Corp.	262,300	50,243,565

Mastercard, Inc., Class A	45,365	22,286,917

Teradata Corp.(a)	269,300	16,666,977

Visa, Inc., Class A	430,400	65,240,032

Total		154,437,491

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 4.6%

Intuit, Inc.	278,600	16,576,700

Salesforce.com, Inc.(a)	253,100	42,546,110

VMware, Inc., Class A(a)	198,700	18,705,618

Total		77,828,428

Total Information Technology		493,051,042

Materials 4.6%
Chemicals 4.6%

Ecolab, Inc.	370,500	26,638,950

Monsanto Co.	533,074	50,455,454

Total		77,094,404

Total Materials		77,094,404

Telecommunication Services 1.4%
Wireless Telecommunication Services 1.4%

SBA Communications Corp., Class A(a)	330,600	23,479,212

Total Telecommunication Services		23,479,212

Total Common Stocks
(Cost: $1,402,960,002)		1,651,851,474

Money Market Funds 2.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	40,239,887	40,239,887

Total Money Market Funds		40,239,887
(Cost: $40,239,887)

Total Investments
(Cost: $1,443,199,889)		1,692,091,361

Other Assets & Liabilities, Net		(5,029,702)

Net Assets		1,687,061,659

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	235

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	60,793,193	639,305,754	(659,859,060)	40,239,887	62,921	40,239,887

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

236	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	368,946,249	—	—	368,946,249

Consumer Staples	62,674,383	—	—	62,674,383

Energy	58,591,519	—	—	58,591,519

Financials	88,975,515	—	—	88,975,515

Health Care	262,280,885	—	—	262,280,885

Industrials	216,758,265	—	—	216,758,265

Information Technology	493,051,042	—	—	493,051,042

Materials	77,094,404	—	—	77,094,404

Telecommunication Services	23,479,212	—	—	23,479,212

Total Equity Securities	1,651,851,474	—	—	1,651,851,474

Other

Money Market Funds	40,239,887	—	—	40,239,887

Total Other	40,239,887	—	—	40,239,887

Total	1,692,091,361	—	—	1,692,091,361

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	237

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%
Issuer	Shares	Value ($)

Consumer Discretionary 14.6%
Diversified Consumer Services 1.9%

Coinstar, Inc.(a)	31,830	1,655,478

Service Corp. International	583,108	8,052,722

Total		9,708,200

Hotels, Restaurants & Leisure 3.4%

Bally Technologies, Inc.(a)	33,740	1,508,515

Buffalo Wild Wings, Inc.(a)	15,790	1,149,828

Caribou Coffee Co., Inc.(a)	81,940	1,326,609

Einstein Noah Restaurant Group, Inc.	94,720	1,156,531

Ignite Restaurant Group, Inc.(a)	68,636	892,268

Life Time Fitness, Inc.(a)	68,030	3,347,756

Red Robin Gourmet Burgers, Inc.(a)	61,120	2,156,925

Ryman Hospitality Properties	43,630	1,678,010

Scientific Games Corp., Class A(a)	144,260	1,250,734

SHFL Entertainment, Inc.(a)	201,490	2,921,605

Total		17,388,781

Household Durables 0.2%

SodaStream International Ltd.(a)	24,500	1,099,805

Internet & Catalog Retail 1.1%

HomeAway, Inc.(a)	105,686	2,325,092

Shutterfly, Inc.(a)	103,382	3,088,020

Total		5,413,112

Leisure Equipment & Products 0.6%

Sturm Ruger & Co., Inc.	65,537	2,975,380

Media 0.9%

Cinemark Holdings, Inc.	64,650	1,679,607

IMAX Corp.(a)	129,610	2,913,633

Total		4,593,240

Specialty Retail 5.7%

American Eagle Outfitters, Inc.	195,833	4,016,535

Asbury Automotive Group, Inc.(a)	112,920	3,616,827

Cabela’s, Inc.(a)	213,040	8,894,420

DSW, Inc., Class A	50,300	3,304,207

Express, Inc.(a)	77,470	1,169,022

Finish Line, Inc., Class A (The)	76,350	1,445,305

Hibbett Sports, Inc.(a)	13,520	712,504

Pier 1 Imports, Inc.	65,330	1,306,600

Restoration Hardware Holdings, Inc.(a)	39,720	1,339,756

Vitamin Shoppe, Inc.(a)	60,160	3,450,778

Total		29,255,954

Common Stocks (continued)
Issuer	Shares	Value ($)

Textiles, Apparel & Luxury Goods 0.8%

Columbia Sportswear Co.	74,093	3,953,603

Total Consumer Discretionary		74,388,075

Consumer Staples 4.5%
Food & Staples Retailing 2.4%

Fresh Market, Inc. (The)(a)	61,600	2,962,344

Pricesmart, Inc.	109,491	8,436,282

United Natural Foods, Inc.(a)	18,000	964,620

Total		12,363,246

Household Products 0.7%

Energizer Holdings, Inc.	47,076	3,765,138

Personal Products 1.4%

Nu Skin Enterprises, Inc., Class A	189,845	7,033,757

Total Consumer Staples		23,162,141

Energy 6.4%
Energy Equipment & Services 2.3%

Atwood Oceanics, Inc.(a)	180,456	8,263,080

Forum Energy Technologies, Inc.(a)	42,700	1,056,825

ION Geophysical Corp.(a)	200,620	1,306,036

Pioneer Energy Services Corp.(a)	152,610	1,107,949

Total		11,733,890

Oil, Gas & Consumable Fuels 4.1%

Approach Resources, Inc.(a)	122,100	3,053,721

Berry Petroleum Co., Class A	50,850	1,706,017

Carrizo Oil & Gas, Inc.(a)	29,064	608,019

Diamondback Energy, Inc.(a)	41,676	796,845

Kodiak Oil & Gas Corp.(a)	144,000	1,274,400

Laredo Petroleum Holdings, Inc.(a)	93,743	1,702,373

Magnum Hunter Resources Corp.(a)	358,640	1,430,974

Oasis Petroleum, Inc.(a)	114,900	3,653,820

Rosetta Resources, Inc.(a)	26,660	1,209,298

World Fuel Services Corp.	139,524	5,744,203

Total		21,179,670

Total Energy		32,913,560

Financials 12.3%
Capital Markets 3.8%

Duff & Phelps Corp., Class A	95,680	1,494,522

Eaton Vance Corp.	304,674	9,703,867

Evercore Partners, Inc., Class A	48,560	1,466,026

Financial Engines, Inc.(a)	243,710	6,762,953

Total		19,427,368

The accompanying Notes to Financial Statements are an integral part of this statement.

238	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Commercial Banks 0.3%

Hancock Holding Co.	45,580	1,446,709

Consumer Finance 0.4%

First Cash Financial Services, Inc.(a)	45,960	2,280,535

Diversified Financial Services 0.6%

MarkeTaxess Holdings, Inc.	85,891	3,031,952

Insurance 3.7%

Alleghany Corp.(a)	9,348	3,135,506

eHealth, Inc.(a)	17,900	491,892

MBIA, Inc.(a)	514,339	4,037,561

Montpelier Re Holdings Ltd.	271,117	6,197,735

White Mountains Insurance Group Ltd.	9,724	5,007,860

Total		18,870,554

Real Estate Investment Trusts (REITs) 1.5%

First Industrial Realty Trust, Inc.(a)	294,096	4,140,872

Hatteras Financial Corp.	147,331	3,655,282

Total		7,796,154

Real Estate Management & Development 2.0%

Alexander & Baldwin, Inc.(a)	161,275	4,736,647

Jones Lang LaSalle, Inc.	14,130	1,186,072

Tejon Ranch Co.(a)	146,815	4,122,565

Total		10,045,284

Total Financials		62,898,556

Health Care 13.3%
Biotechnology 1.7%

Amarin Corp. PLC, ADR(a)	104,090	842,088

Ariad Pharmaceuticals, Inc.(a)	55,490	1,064,298

Cepheid, Inc.(a)	27,400	926,394

Exact Sciences Corp.(a)	47,410	502,072

Genomic Health, Inc.(a)	17,600	479,776

Infinity Pharmaceuticals, Inc.(a)	13,500	472,500

Medivation, Inc.(a)	22,980	1,175,657

NPS Pharmaceuticals, Inc.(a)	62,000	564,200

Onyx Pharmaceuticals, Inc.(a)	28,290	2,136,744

Raptor Pharmaceutical Corp.(a)	84,500	494,325

Total		8,658,054

Health Care Equipment & Supplies 5.7%

ABIOMED, Inc.(a)	39,300	528,978

Align Technology, Inc.(a)	117,600	3,263,400

Cynosure Inc., Class A(a)	81,928	1,975,284

DexCom, Inc.(a)	262,863	3,577,566

Common Stocks (continued)
Issuer	Shares	Value ($)

Endologix, Inc.(a)	475,788	6,775,221

HeartWare International, Inc.(a)	14,100	1,183,695

Insulet Corp.(a)	74,120	1,572,826

Masimo Corp.	79,690	1,674,287

Novadaq Technologies, Inc.(a)	115,000	1,021,200

NxStage Medical, Inc.(a)	214,797	2,416,466

Sirona Dental Systems, Inc.(a)	25,570	1,648,242

Thoratec Corp.(a)	54,130	2,030,958

Volcano Corp.(a)	52,579	1,241,390

Total		28,909,513

Health Care Providers & Services 3.7%

Acadia Healthcare Co., Inc.(a)	122,120	2,849,059

Health Management Associates, Inc., Class A(a)	192,780	1,796,710

HMS Holdings Corp.(a)	48,010	1,244,419

Magellan Health Services, Inc.(a)	35,940	1,761,060

MWI Veterinary Supply, Inc.(a)	16,400	1,804,000

Team Health Holdings, Inc.(a)	22,800	655,956

Tenet Healthcare Corp.(a)	220,527	7,160,512

WellCare Health Plans, Inc.(a)	29,830	1,452,423

Total		18,724,139

Health Care Technology 0.2%

HealthStream, Inc.(a)	44,200	1,074,502

Pharmaceuticals 2.0%

Akorn, Inc.(a)	366,110	4,891,229

Impax Laboratories, Inc.(a)	64,700	1,325,703

Jazz Pharmaceuticals PLC(a)	53,100	2,824,920

MAP Pharmaceuticals, Inc.(a)	88,580	1,391,592

Total		10,433,444

Total Health Care		67,799,652

Industrials 17.7%
Aerospace & Defense 0.9%

Hexcel Corp.(a)	64,160	1,729,754

Triumph Group, Inc.	45,940	2,999,882

Total		4,729,636

Air Freight & Logistics 0.6%

HUB Group, Inc., Class A(a)	49,150	1,651,440

XPO Logistics, Inc.(a)	85,858	1,492,212

Total		3,143,652

Commercial Services & Supplies 3.6%

Casella Waste Systems, Inc., Class A(a)	307,420	1,346,500

Clean Harbors, Inc.(a)	29,870	1,643,149

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	239

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Corrections Corp. of America	234,168	8,305,939

InnerWorkings, Inc.(a)	215,100	2,964,078

Ritchie Bros Auctioneers, Inc.	191,169	3,993,520

Total		18,253,186

Construction & Engineering 0.3%

Foster Wheeler AG(a)	70,950	1,725,504

Electrical Equipment 0.6%

Polypore International, Inc.(a)	33,540	1,559,610

Thermon Group Holdings, Inc.(a)	56,839	1,280,583

Total		2,840,193

Machinery 1.7%

Chart Industries, Inc.(a)	34,700	2,313,449

Manitowoc Co., Inc. (The)	82,020	1,286,074

Middleby Corp.(a)	20,415	2,617,407

Proto Labs, Inc.(a)	35,556	1,401,617

Woodward, Inc.	28,090	1,071,072

Total		8,689,619

Marine 1.2%

Matson, Inc.	243,795	6,026,612

Professional Services 2.8%

Acacia Research Corp.(a)	68,430	1,755,229

Advisory Board Co. (The)(a)	54,800	2,564,092

Corporate Executive Board Co. (The)	38,000	1,803,480

Huron Consulting Group, Inc.(a)	40,240	1,355,685

Mistras Group, Inc.(a)	71,385	1,762,496

On Assignment, Inc.(a)	259,510	5,262,863

Total		14,503,845

Road & Rail 3.7%

Genesee & Wyoming, Inc., Class A(a)	103,110	7,844,609

Knight Transportation, Inc.	97,420	1,425,254

Old Dominion Freight Line, Inc.(a)	278,292	9,539,850

Total		18,809,713

Trading Companies & Distributors 2.3%

DXP Enterprises, Inc.(a)	67,900	3,331,853

Kaman Corp.	144,990	5,335,632

Titan Machinery, Inc.(a)	122,123	3,016,438

Total		11,683,923

Total Industrials		90,405,883

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 21.6%
Communications Equipment 1.9%

Aruba Networks, Inc.(a)	155,722	3,231,231

Ixia(a)	316,524	5,374,578

Procera Networks, Inc.(a)	57,524	1,067,070

Total		9,672,879

Computers & Peripherals 0.1%

Stratasys Ltd(a)	8,100	649,215

Electronic Equipment, Instruments & Components 1.0%

Coherent, Inc.	37,080	1,876,989

OSI Systems, Inc.(a)	47,300	3,029,092

Total		4,906,081

Internet Software & Services 5.1%

Brightcove, Inc.(a)	209,712	1,895,797

Cornerstone OnDemand, Inc.(a)	67,160	1,983,235

Envestnet, Inc.(a)	190,900	2,663,055

ExactTarget, Inc.(a)	61,620	1,232,400

Liquidity Services, Inc.(a)	59,400	2,427,084

MercadoLibre, Inc.	32,880	2,583,382

OpenTable, Inc.(a)	31,600	1,542,080

SciQuest, Inc.(a)	174,276	2,764,017

SPS Commerce, Inc.(a)	55,500	2,068,485

ValueClick, Inc.(a)	358,562	6,959,688

Total		26,119,223

IT Services 1.4%

Gartner, Inc.(a)	28,700	1,320,774

InterXion Holding NV(a)	74,000	1,758,240

MAXIMUS, Inc.	20,700	1,308,654

ServiceSource International, Inc.(a)	31,100	181,935

WEX, Inc.(a)	36,110	2,721,611

Total		7,291,214

Semiconductors & Semiconductor Equipment 2.2%

Cavium, Inc.(a)	25,200	786,492

Ceva, Inc.(a)	91,329	1,438,432

Cypress Semiconductor Corp.	133,880	1,451,259

Entegris, Inc.(a)	195,420	1,793,956

Micrel, Inc.	483,044	4,588,918

Teradyne, Inc.(a)	78,750	1,330,087

Total		11,389,144

The accompanying Notes to Financial Statements are an integral part of this statement.

240	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 9.9%

Advent Software, Inc.(a)	160,034	3,421,527

Allot Communications Ltd.(a)	162,860	2,902,165

Aspen Technology, Inc.(a)	40,300	1,113,892

BroadSoft, Inc.(a)	139,320	5,061,496

CommVault Systems, Inc.(a)	14,920	1,040,073

Eloqua, Inc.(a)	97,540	2,300,969

FleetMatics Group PLC(a)	77,800	1,957,448

Fortinet, Inc.(a)	109,360	2,304,215

Guidewire Software, Inc.(a)	50,600	1,503,832

Imperva, Inc.(a)	95,381	3,007,363

Infoblox, Inc.(a)	23,200	416,904

Informatica Corp.(a)	58,630	1,777,662

Jive Software, Inc.(a)	114,980	1,670,659

PROS Holdings, Inc.(a)	79,671	1,457,182

QLIK Technologies, Inc.(a)	81,010	1,759,537

SolarWinds, Inc.(a)	63,024	3,305,609

Sourcefire, Inc.(a)	113,520	5,360,414

SS&C Technologies Holdings, Inc.(a)	62,680	1,449,162

Synchronoss Technologies, Inc.(a)	191,367	4,035,930

TIBCO Software, Inc.(a)	95,580	2,103,716

Ultimate Software Group, Inc.(a)	24,900	2,350,809

Total		50,300,564

Total Information Technology		110,328,320

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 7.1%
Chemicals 6.0%

Albemarle Corp.	138,537	8,605,919

Intrepid Potash, Inc.	74,490	1,585,892

Kraton Performance Polymers, Inc.(a)	245,560	5,900,807

Landec Corp.(a)	34,700	329,303

NewMarket Corp.	40,915	10,727,913

Tredegar Corp.	187,889	3,836,693

Total		30,986,527

Construction Materials 0.7%

Martin Marietta Materials, Inc.	36,036	3,397,474

Metals & Mining 0.4%

US Silica Holdings, Inc.	117,350	1,963,265

Total Materials		36,347,266

Total Common Stocks
(Cost: $406,654,764)		498,243,453

Money Market Funds 2.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(b)(c)	15,034,815	15,034,815

Total Money Market Funds
(Cost: $15,034,815)		15,034,815

Total Investments
(Cost: $421,689,579)		513,278,268

Other Assets & Liabilities, Net		(1,812,611)

Net Assets		511,465,657

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	11,387,300	163,715,004	(160,067,489)	15,034,815	17,973	15,034,815

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	241

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

242	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	74,388,075	—	—	74,388,075

Consumer Staples	23,162,141	—	—	23,162,141

Energy	32,913,560	—	—	32,913,560

Financials	62,898,556	—	—	62,898,556

Health Care	67,799,652	—	—	67,799,652

Industrials	90,405,883	—	—	90,405,883

Information Technology	110,328,320	—	—	110,328,320

Materials	36,347,266	—	—	36,347,266

Total Equity Securities	498,243,453	—	—	498,243,453

Other

Money Market Funds	15,034,815	—	—	15,034,815

Total Other	15,034,815	—	—	15,034,815

Total	513,278,268	—	—	513,278,268

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	243

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —Agency(a) 107.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX(b)(c)(d)(e)
11/25/19	1.384%	17,605,337	1,414,694

Federal Home Loan Mortgage Corp.(b)
12/01/42	2.500%	50,000,000	51,010,182
09/01/30-06/01/42	4.000%	55,529,997	59,346,662
03/01/28-11/01/41	4.500%	62,413,993	67,387,733
03/01/28-07/01/41	5.000%	22,839,816	24,690,799
05/01/23-02/01/41	5.500%	37,399,652	40,414,627
01/01/29-03/01/40	6.000%	8,386,141	9,135,146

Federal Home Loan Mortgage Corp.(b)(c)
CMO Series 2863 Class FM
10/15/31	0.709%	11,748,577	11,834,177

CMO Series 3671 Class QF
12/15/36	0.709%	6,039,624	6,084,546

CMO Series 3891 Class BF
07/15/41	0.759%	20,227,031	20,348,252

Federal Home Loan Mortgage Corp.(b)(c)(d)(e)
CMO IO Series 2980 Class SL
11/15/34	6.491%	964,464	220,823

Federal Home Loan Mortgage Corp.(b)(f)
01/01/43	4.000%	18,000,000	19,215,000
01/01/43	5.000%	17,000,000	18,290,938
01/01/43	5.500%	7,000,000	7,554,532
01/01/43	6.000%	1,000,000	1,086,875

Federal National Mortgage Association(b)
11/01/27	2.500%	1,987,863	2,083,632
01/01/21-07/01/42	3.500%	28,786,527	30,614,514
07/01/18-04/01/42	4.000%	82,400,702	88,600,005
12/01/17-09/01/42	4.500%	88,301,757	96,440,601
09/01/18-12/01/41	5.000%	51,643,560	56,281,430
12/01/15-07/01/41	5.500%	88,972,689	97,041,934
03/01/23-12/01/39	6.000%	32,661,993	35,933,150
08/01/30-02/01/39	6.500%	20,994,690	23,632,242

Federal National Mortgage Association(b)(c)
CMO Series 2003-W8 Class 3F1
05/25/42	0.610%	6,081,935	6,044,148

CMO Series 2010-38 Class JF
04/25/40	1.110%	3,701,757	3,711,081

CMO Series 2010-54 Class DF
05/25/37	0.460%	11,684,879	11,621,207

CMO Series 2010-54 Class TF
04/25/37	0.760%	11,934,574	12,093,546

CMO Series 2011-59 Class FA
07/25/41	0.810%	11,483,394	11,562,515

Federal National Mortgage Association(b)(c)(d)(e)
CMO IO Series 2006-8 Class HL
03/25/36	6.490%	4,223,799	828,509

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal National Mortgage Association(b)(f)
01/01/28	2.500%	39,000,000	40,779,375
02/01/13-01/01/43	3.000%	98,000,000	103,108,909
02/01/27-01/01/43	3.500%	21,000,000	22,376,835
02/01/27-01/01/43	4.000%	70,500,000	75,547,890
02/01/27-01/01/43	4.500%	32,500,000	35,021,348
01/01/28-01/01/43	5.000%	37,290,000	40,390,824
02/01/42	5.500%	5,000,000	5,434,375
01/01/42	6.000%	16,000,000	17,475,000

Government National Mortgage Association(b)
01/15/41-08/20/42	3.500%	8,106,464	8,818,398
10/15/39-09/15/41	4.000%	1,309,392	1,452,194
07/20/33-05/20/42	4.500%	55,185,152	60,852,321
05/15/33-12/20/41	5.000%	115,064,140	126,358,834
02/15/38-02/15/41	5.500%	23,171,943	25,429,015
04/15/29-08/15/40	6.000%	9,703,795	10,838,733

Government National Mortgage Association(b)(c)
CMO Series 2011-H08 Class FA
02/20/61	0.810%	19,811,231	20,031,552

CMO Series 2012-H20 Class PT
07/20/62	1.075%	6,624,897	6,676,551

Government National Mortgage Association(b)(c)(e)
CMO IO Series 2011-64 Class IX
10/16/44	1.118%	72,914,026	4,726,433

Government National Mortgage Association(b)(f)
01/01/43-02/01/43	3.000%	23,000,000	24,408,907
02/01/42-01/01/43	3.500%	33,000,000	35,841,953
01/01/43-01/22/43	4.000%	57,400,000	62,787,596
02/01/43	4.500%	19,000,000	20,781,251
01/01/42	5.000%	5,000,000	5,453,906
01/01/43	5.500%	4,000,000	4,388,750
01/01/42	6.000%	2,000,000	2,231,094
01/01/43	6.500%	5,000,000	5,661,719

NCUA Guaranteed Notes CMO Series 2011-R4 Class 1A(b)(c)
03/06/20	0.588%	5,861,487	5,872,707

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,577,880,420)			1,587,269,970

Residential Mortgage-Backed Securities — Non-Agency 3.1%

CC Funding Corp. CMO Series 2004-1A Class A1 (AMBAC)(b)(c)(g)
01/25/35	0.490%	87,445	70,554

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR8 Class 7A1(b)(c)
09/25/34	2.757%	1,658,677	1,668,090

Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1(b)(c)(g)
06/28/47	1.462%	1,545,953	1,545,401

The accompanying Notes to Financial Statements are an integral part of this statement.

244	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Mortgage Equity Conversion Asset Trust CMO Series 2007-FF2 Class A(b)(c)(g)
02/25/42	0.660%	2,428,546	2,017,211

NCUA Guaranteed Notes CMO Series 2010-R3 Class 2A(b)(c)
12/08/20	0.773%	16,693,916	16,835,423

RiverView HECM Trust(b)(c)(g)
CMO Series 2007-1 Class A
05/25/47	0.650%	7,143,974	6,175,073

CMO Series 2008-1 Class A1
09/26/41	0.960%	13,174,899	10,474,045

WaMu Mortgage Pass-Through Certificates(b)(c)
CMO Series 2003-AR10 Class A7
10/25/33	2.508%	3,879,916	3,987,378

CMO Series 2003-AR9 Class 1A6
09/25/33	2.435%	2,800,065	2,854,636

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $48,826,085)			45,627,811

Commercial Mortgage-Backed Securities — Agency 0.3%

Government National Mortgage Association CMO IO Series 2011-78 Class IX(b)(c)(d)(e)
08/16/46	1.269%	61,762,182	4,405,620

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $4,295,591)			4,405,620

Commercial Mortgage-Backed Securities — Non-Agency 1.6%

DBUBS Mortgage Trust Series 2011-LC2A Class A1FL(b)(c)(g)
07/12/44	1.562%	5,255,283	5,395,079

Greenwich Capital Commercial Funding Corp. Series 2006-FL4A Class A2(b)(c)(g)
11/05/21	0.355%	318,425	310,174

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(c)(e)(g)
CMO IO Series 2010-C1 Class XA
06/15/43	2.165%	72,973,015	4,110,205

CMO IO Series 2011-C3 Class XA
02/15/46	1.325%	63,811,695	3,737,604

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(g)
Series 2011-C3 Class A3
02/15/46	4.388%	5,100,000	5,782,817

Sovereign Commercial Mortgage Securities Trust Series 2007-C1 Class A2(b)(c)(g)
07/22/30	5.982%	637,792	647,132

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

WF-RBS Commercial Mortgage Trust CMO IO Series 2011-C4 Class XZ(b)(c)(e)(g)
06/15/44	0.848%	56,791,559	2,133,489

Wells Fargo Commercial Mortgage Trust CMO IO Series 2012-LC5 Class XA(b)(c)(e)(g)
10/15/45	2.163%	9,173,133	1,236,643

Total Commercial Mortgage-Backed Securities —Non-Agency
(Cost: $21,961,515)			23,353,143

Asset-Backed Securities — Non-Agency 1.6%

SLM Student Loan Trust(c)
Series 2008-9 Class A
04/25/23	1.815%	17,885,470	18,638,198

SLM Student Loan Trust(c)(d)(g)
Series 2009-D Class A
08/17/43	3.500%	5,806,505	5,618,629

Total Asset-Backed Securities — Non-Agency
(Cost: $24,486,187)			24,256,827

Repurchase Agreements 15.4%
Banking 14.2%
Goldman Sachs & Co.(d) dated 11/27/12, matures 01/16/13, repurchase price $34,012,278 (collateralized by: FNMA Pass Thru total market value $35,107,917)
	0.260%	34,000,000	34,000,000

dated 11/28/12, matures 01/14/13, repurchase price $69,822,782 (collateralized by: FNMA Pass Thru total market value $71,955,027)
	0.250%	69,800,000	69,800,000

HSBC Bank dated 12/31/12, matures 01/02/13, repurchase price $79,301,145 (collateralized by: U.S. Treasury Note total market value $80,776,870)
	0.260%	79,300,000	79,300,000

HSBC Bank(d) dated 12/06/12, matures 01/11/13, repurchase price $27,206,347 (collateralized by: U.S. Treasury Bond total market value $27,301,970)
	0.240%	27,200,000	27,200,000

Total			210,300,000

Brokerage 0.9%
JPMorgan Securities dated 12/27/12, matures 01/04/13, repurchase price $14,400,504 (collateralized by: U.S. Treasury Bond total market value $14,545,537)(d)
	0.180%	14,400,000	14,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	245

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Repurchase Agreements (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Other Financial Institutions 0.3%
Barclays Capital, Inc. dated 12/31/12, matures 01/02/13, repurchase price $4,100,052 (collateralized by: U.S. Treasury Bond total market value $4,155,404)
	0.230%	4,100,000	4,100,000

Total Repurchase Agreements (Cost: $228,800,000)			228,800,000

Total Investments (Cost: $1,906,249,798)			1,913,713,371

Other Assets & Liabilities, Net			(430,298,038)

Net Assets			1,483,415,333

Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/43 2.500%	50,000,000	01/14/13	50,789,063	50,734,375
Federal National Mortgage Association
01/01/43 5.500%	8,000,000	01/14/13	8,692,187	8,691,250
Government National Mortgage Association
01/01/43 4.500%	6,000,000	01/22/13	6,557,812	6,569,063
01/01/43 5.000%	15,000,000	01/22/13	16,359,375	16,403,905
02/01/42 5.000%	5,000,000	02/19/13	5,451,563	5,461,718

Total				87,860,311

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $157,888,275, representing 10.64% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX 11/25/19 1.384%	07/07/11	1,286,215
Federal Home Loan Mortgage Corp. CMO IO Series 2980 Class SL 11/15/34 6.491%	06/17/10	83,168
Federal National Mortgage Association CMO IO Series 2006-8 Class HL 03/25/36 6.490%	10/03/11-11/19/12	781,601
Goldman Sachs & Co. dated 11/27/12, matures 01/06/13, repurchase price $34,012,278 (collateralized by: FNMA Pass Thru total market value $34,000,000) 0.260%	11/27/12	34,000,000
dated 11/28/12, matures 01/14/13, repurchase price $69,822,782 (collateralized by: FNMA Pass Thru total market value $69,800,000) 0.250%	11/28/12	69,800,000
Government National Mortgage Association CMO IO Series 2011-78 Class IX 08/16/46 1.269%	05/23/11	4,295,591

The accompanying Notes to Financial Statements are an integral part of this statement.

246	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
HSBC Bank dated 12/06/12, matures 01/11/13, repurchase price $27,206,347 (collateralized by: U.S. Treasury Bond total market value $27,200,000) 0.240%	12/06/12	27,200,000
JPMorgan Securities dated 12/27/12, matures 01/04/13, repurchase price $14,400,504 (collateralized by: U.S. Treasury Bond total market value $14,400,000) 0.180%	12/27/12	14,400,000
SLM Student Loan Trust Series 2009-D Class A 08/17/43 3.500%	04/26/11 - 05/20/11	5,834,780

(e)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $49,254,056 or 3.32% of net assets.

Abbreviation Legend

AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
FNMA	Federal National Mortgage Association

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	247

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,567,238,418	20,031,552	1,587,269,970

Residential Mortgage-Backed Securities — Non-Agency	—	26,961,482	18,666,329	45,627,811

Commercial Mortgage-Backed Securities — Agency	—	4,405,620	—	4,405,620

Commercial Mortgage-Backed Securities — Non-Agency	—	23,353,143	—	23,353,143

Asset-Backed Securities —Non-Agency	—	24,256,827	—	24,256,827

Total Bonds	—	1,646,215,490	38,697,881	1,684,913,371

Short-Term Securities

Repurchase Agreements	—	228,800,000	—	228,800,000

Total Short-Term Securities	—	228,800,000	—	228,800,000

Investments in Securities	—	1,875,015,490	38,697,881	1,913,713,371

Forward Sale Commitments Liability	—	(87,860,311)	—	(87,860,311)

Total	—	1,787,155,179	38,697,881	1,825,853,060

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

248	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2011	20,494,369	19,585,312	40,079,681

Accrued discounts/premiums	3,078	—	3,078

Realized gain (loss)	—	21,245	21,245

Change in unrealized appreciation (depreciation)(a)	269,708	(22,403)	247,305

Sales	(735,603)	(917,825)	(1,653,428)

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of December 31, 2012	20,031,552	18,666,329	38,697,881

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $247,305, which is comprised of Residential Mortgage-Backed Securities of $269,708 and Residential Mortgage-Backed Securities — Non-Agency of $(22,403).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	249

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.4%
Issuer	Shares	Value ($)

Australia 8.5%
Australia and New Zealand Banking Group Ltd.	559,466	14,734,373

BHP Billiton Ltd.	254,836	9,948,906

Commonwealth Bank of Australia	255,676	16,651,258

CSL Ltd.	199,832	11,281,975

Fortescue Metals Group Ltd.	768,940	3,831,965

Goodman Group	625,268	2,849,064

Iluka Resources Ltd.	242,740	2,345,832

Medusa Mining Ltd.	106,750	608,115

Mirvac Group	1,125,035	1,750,826

Newcrest Mining Ltd.	195,786	4,579,960

Origin Energy Ltd.	456,715	5,614,262

SP AusNet	897,219	1,042,666

Spark Infrastructure Group	1,186,675	2,074,636

Sydney Airport	1,671,924	5,889,434

Transurban Group	338,459	2,151,448

Treasury Wine Estates Ltd.	49,573	243,995

Westfield Group	629,059	6,947,237

Woodside Petroleum Ltd.	70,151	2,499,832

Woolworths Ltd.	206,082	6,322,253

Total		101,368,037

Austria 0.3%
Erste Group Bank AG(a)	112,140	3,565,446

Belgium 1.9%
Anheuser-Busch InBev NV	52,162	4,542,507

KBC Groep NV	137,178	4,780,963

ThromboGenics NV(a)	49,700	2,758,545

UCB SA	58,900	3,374,287

Umicore SA	127,523	7,061,334

Total		22,517,636

Bermuda 0.1%
Shangri-La Asia Ltd.	357,000	719,152

Denmark 1.8%
AP Moller-Maersk A/S, Class B	525	3,975,644

Danske Bank AS(a)	214,668	3,645,958

Novo Nordisk A/S, Class B	70,007	11,399,706

TDC A/S	356,450	2,525,492

Total		21,546,800

Finland 0.2%
Sampo, Class A	83,900	2,717,158

Common Stocks (continued)
Issuer	Shares	Value ($)

France 10.6%
Alstom SA	84,892	3,419,784

Arkema SA	47,800	5,018,935

AtoS	24,310	1,707,214

BNP Paribas SA	238,238	13,562,901

Christian Dior SA	18,700	3,187,492

Cie de St. Gobain	125,449	5,387,264

Cie Generale d’Optique Essilor International SA	31,907	3,218,054

Cie Generale des Etablissements Michelin	36,715	3,517,993

Eutelsat Communications SA	76,500	2,544,406

Iliad SA	7,542	1,294,657

L’Oreal SA	37,480	5,215,062

Lagardere SCA	43,500	1,463,161

Legrand SA	51,300	2,176,971

LVMH Moet Hennessy Louis Vuitton SA	41,820	7,718,183

PPR	29,100	5,465,293

Renault SA	73,800	4,007,932

Safran SA	108,600	4,703,136

Sanofi	248,037	23,521,324

Schneider Electric SA	110,946	8,125,770

Societe Generale SA(a)	102,753	3,906,922

STMicroelectronics NV	599,400	4,351,367

Technip SA	37,100	4,290,095

Total SA	82,250	4,279,707

VINCI SA	87,500	4,212,875

Total		126,296,498

Germany 6.2%
Allianz SE, Registered Shares	91,501	12,754,961

Bayer AG, Registered Shares	115,448	11,009,332

Beiersdorf AG	50,828	4,161,832

Brenntag AG	16,100	2,121,100

GEA Group AG	110,839	3,604,011

HeidelbergCement AG	40,381	2,470,984

Henkel AG & Co. KGaA	37,521	2,575,106

Lanxess AG	84,410	7,443,227

Linde AG	36,525	6,389,989

RWE AG	214,885	8,912,888

SAP AG	156,276	12,566,571

Total		74,010,001

The accompanying Notes to Financial Statements are an integral part of this statement.

250	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Hong Kong 3.1%
AIA Group Ltd.	2,042,000	8,099,257

BOC Hong Kong Holdings Ltd.	855,500	2,691,217

Galaxy Entertainment Group Ltd.(a)	801,000	3,211,836

Hysan Development Co., Ltd.	48,000	233,416

Lifestyle International Holdings Ltd.	992,500	2,455,127

Orient Overseas International Ltd.	304,500	2,010,205
Sands China Ltd.	902,000	4,032,539

Sun Hung Kai Properties Ltd.	454,000	6,885,018

Swire Properties Ltd.	645,200	2,173,043

Wharf Holdings Ltd.	356,000	2,837,222

Wing Hang Bank Ltd.	193,654	2,039,817

Total		36,668,697

Ireland 0.3%
Elan Corp PLC(a)	203,100	2,082,510

James Hardie Industries PLC	174,164	1,686,229

Prothena Corp. PLC(a)	4,954	36,310

Total		3,805,049

Israel 0.2%
Israel Chemicals Ltd.	192,600	2,319,509

Italy 2.3%
Enel SpA	1,195,423	4,972,340

ENI SpA	566,481	13,877,380

Fiat Industrial SpA	225,700	2,472,673

Mediobanca SpA	230,781	1,425,541

Saipem SpA	105,416	4,106,271

Telecom Italia SpA	1,315,700	1,193,427

Total		28,047,632

Japan 19.5%
Aeon Mall Co., Ltd.	62,000	1,525,266

Air Water, Inc.	78,000	998,307

Ajinomoto Co., Inc.	152,000	2,011,334

Asahi Kasei Corp.	293,000	1,732,542

Astellas Pharma, Inc.	103,400	4,649,029

Bridgestone Corp.	154,700	4,027,082

Canon, Inc.	123,600	4,790,706

Chiyoda Corp.	91,000	1,303,590

Credit Saison Co., Ltd.	64,500	1,613,317

Daihatsu Motor Co., Ltd.	108,000	2,151,668

Daiichi Sankyo Co., Ltd.	75,000	1,151,416

Daito Trust Construction Co., Ltd.	24,900	2,353,301

Denso Corp.	109,900	3,827,181

Common Stocks (continued)

Issuer	Shares	Value ($)
East Japan Railway Co.	76,200	4,927,408

Fast Retailing Co., Ltd.	10,800	2,756,277

Fuji Heavy Industries Ltd.	204,000	2,572,506

Hitachi High-Technologies Corp.	56,700	1,173,330

Hitachi Ltd.	878,000	5,166,598

Honda Motor Co., Ltd.	169,100	6,262,557

Inpex Corp.	614	3,283,893

ITOCHU Corp.	323,600	3,420,161

Japan Tobacco, Inc.	292,300	8,257,293

JSR Corp.	75,400	1,439,208

JX Holdings, Inc.	247,200	1,395,634

Kakaku.com, Inc.	40,800	1,346,938

Kansai Electric Power Co., Inc. (The)	190,600	2,001,709

Keyence Corp.	2,470	684,992

Kubota Corp.	210,000	2,414,453

Kyocera Corp.	31,900	2,892,223

Lawson, Inc.	24,100	1,634,827

LIXIL Group Corp.	152,400	3,399,363

Makita Corp.	54,900	2,550,345

Mitsubishi Corp.	206,000	3,966,110

Mitsubishi Electric Corp.	276,000	2,349,962

Mitsubishi Heavy Industries Ltd.	917,000	4,435,739

Mitsubishi UFJ Financial Group, Inc.	1,968,200	10,650,154

Mitsubishi UFJ Lease & Finance Co., Ltd.	27,910	1,200,582

Mitsui & Co., Ltd.	402,700	6,036,016

MS&AD Insurance Group Holdings, Inc.	160,400	3,201,099

Murata Manufacturing Co., Ltd.	65,500	3,863,937

Nissan Motor Co., Ltd.	462,400	4,387,658

Nitto Denko Corp.	90,200	4,442,228

Nomura Holdings, Inc.	627,700	3,715,539

Nomura Research Institute Ltd.	65,000	1,353,997

NSK Ltd.	249,000	1,771,797

NTT DoCoMo, Inc.	1,687	2,431,845

Olympus Corp.(a)	92,500	1,794,566

ORIX Corp.	49,980	5,645,668

Rakuten, Inc.	264,300	2,061,131

Ricoh Co., Ltd.	262,000	2,780,984

Rohto Pharmaceutical Co., Ltd.	133,000	1,548,551

Sekisui House Ltd.	91,000	996,421

Seven & I Holdings Co., Ltd.	104,200	2,937,478

Shimadzu Corp.	303,000	2,067,589

Shin-Etsu Chemical Co., Ltd.	60,800	3,710,628

Shinko Electric Industries Co., Ltd.	197,800	1,574,776

Shinsei Bank Ltd.	1,663,000	3,328,557

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	251

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Shionogi & Co., Ltd.	77,700	1,294,779

SMC Corp.	13,200	2,397,839

SoftBank Corp.	220,100	8,064,735

Sony Financial Holdings, Inc.	164,800	2,962,817

Sumitomo Chemical Co., Ltd.	341,000	1,074,640

Sumitomo Electric Industries Ltd.	167,900	1,940,727

Sumitomo Mitsui Financial Group, Inc.	251,900	9,154,504

Suzuki Motor Corp.	64,900	1,698,324

Sysmex Corp.	23,300	1,072,937

Takeda Pharmaceutical Co., Ltd.	108,800	4,862,816

Tokio Marine Holdings, Inc.	99,900	2,783,141

Tokyo Tatemono Co., Ltd.	389,000	2,003,756

Toray Industries, Inc.	241,000	1,480,469

Toshiba Corp.	444,000	1,757,451

Toyota Motor Corp.	313,900	14,657,920

West Japan Railway Co.	75,400	2,970,509

Yahoo! Japan Corp.	3,148	1,019,308

Total		233,164,138

Jersey 0.2%
Randgold Resources Ltd.	25,400	2,512,752

Netherlands 4.3%
Aegon NV	918,300	5,932,051

Akzo Nobel NV	45,190	2,991,431

ASML Holding NV	64,917	4,163,365

Gemalto NV	27,813	2,510,536

Koninklijke Philips Electronics NV	64,100	1,697,381

Reed Elsevier NV	246,767	3,658,985

Royal Dutch Shell PLC, Class A	528,394	18,340,658

Unilever NV-CVA	315,300	12,064,518

Total		51,358,925

New Zealand 0.2%
Fletcher Building Ltd.	360,242	2,528,648

Norway 1.1%
Aker Solutions ASA	154,200	3,193,272

DNB ASA	321,200	4,105,469

Orkla ASA	263,900	2,312,696

Telenor ASA	202,500	4,123,271

Total		13,734,708

Papua New Guinea 0.1%
Oil Search Ltd.	174,122	1,287,643

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 1.7%
DBS Group Holdings Ltd.	339,000	4,161,740

Global Logistic Properties Ltd.	994,000	2,298,838

Noble Group Ltd.	2,277,000	2,199,859

Singapore Telecommunications Ltd.	2,106,000	5,730,489

United Overseas Bank Ltd.	333,493	5,470,633

Total		19,861,559

Spain 2.5%
Amadeus IT Holding SA, Class A	105,600	2,668,661

Banco Bilbao Vizcaya Argentaria SA	1,198,827	11,138,106

Gas Natural SDG SA	183,600	3,309,821
Grifols SA, ADR(a)	119,597	3,101,153

Iberdrola SA	1,390,200	7,763,857

Telefonica SA	175,407	2,374,845

Total		30,356,443

Supra-National 0.1%
Hkt Trust And Hkt Ltd.	1,479,000	1,452,692

Sweden 2.7%
Assa Abloy AB, Class B	116,900	4,400,432

Atlas Copco AB, Class A	71,900	1,993,807

Hennes & Mauritz AB, Class B	225,997	7,832,388

Sandvik AB	308,500	4,958,139

Svenska Cellulosa AB, Class B	184,100	4,002,815

Swedbank AB, Class A	252,611	4,962,637

Swedish Match AB	105,600	3,544,984

Total		31,695,202

Switzerland 8.1%
Adecco SA, Registered Shares	86,567	4,584,438

Credit Suisse Group AG, Registered Shares	134,873	3,291,760

Nestlé SA, Registered Shares	460,507	30,045,075

Partners Group Holding AG	8,970	2,073,681

Roche Holding AG, Genusschein Shares	46,155	9,331,673

Schindler Holding AG	26,314	3,806,473

SGS SA, Registered Shares	1,377	3,058,404

Swatch Group AG (The)	9,485	4,809,883

Swisscom AG	12,109	5,246,995

Syngenta AG	13,769	5,562,488

Transocean Ltd.	67,130	3,009,685

UBS AG, Registered Shares	884,934	13,848,228

Zurich Insurance Group AG	32,861	8,805,369

Total		97,474,152

The accompanying Notes to Financial Statements are an integral part of this statement.

252	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 20.4%
Amarin Corp. PLC, ADR(a)	138,600	1,121,274

Anglo American PLC	60,300	1,900,845

Barclays PLC	3,246,850	14,104,253

BG Group PLC	140,158	2,337,809

BHP Billiton PLC	500,111	17,640,660

BP PLC	2,027,208	14,095,002

British American Tobacco PLC	308,156	15,665,101

British Land Co. PLC	345,861	3,195,281

BT Group PLC	1,259,200	4,804,103

Bunzl PLC	81,500	1,348,967

Burberry Group PLC	135,200	2,717,720

Capita Group PLC (The)	164,600	2,033,947

Centrica PLC	1,595,744	8,709,087

Diageo PLC	162,814	4,742,222

Experian PLC	178,500	2,876,872

GlaxoSmithKline PLC	464,914	10,122,250

Hikma Pharmaceuticals PLC	103,549	1,290,849

HSBC Holdings PLC	1,657,067	17,559,562

IMI PLC	142,600	2,580,955

Imperial Tobacco Group PLC	147,178	5,706,322

Investec PLC	225,500	1,569,848

ITV PLC	1,488,100	2,581,506

J Sainsbury PLC	465,700	2,634,765

Johnson Matthey PLC	141,546	5,560,369

Kingfisher PLC	559,000	2,611,969

Legal & General Group PLC	1,885,028	4,520,049

Lloyds Banking Group PLC(a)	8,333,000	6,640,526

Meggitt PLC	168,200	1,053,226

Next PLC	31,700	1,924,268

Pearson PLC	76,298	1,487,167

Resolution Ltd.	431,700	1,756,345

Rolls-Royce Holdings PLC	309,800	4,443,582

Royal Dutch Shell PLC, Class B	145,807	5,201,858

SABMiller PLC	192,400	8,929,500

Sage Group PLC (The)	397,600	1,911,861

Common Stocks (continued)

Issuer	Shares	Value ($)
Scottish & Southern Energy PLC	317,000	7,374,725

Serco Group PLC	145,018	1,270,321

Standard Chartered PLC	226,752	5,868,284

Tullow Oil PLC	312,013	6,504,665

UBM PLC	190,400	2,251,742

Unilever PLC	203,900	7,925,780

Vodafone Group PLC	5,833,765	14,685,135

Whitbread PLC	35,870	1,441,418

William Hill PLC	258,764	1,474,393

Wolseley PLC	70,304	3,361,848

WPP PLC	268,359	3,920,506

Total		243,458,737

Total Common Stocks
(Cost: $1,003,364,644)		1,152,467,214

Preferred Stocks 1.4%
Germany 1.4%
ProSiebenSat.1 Media AG	156,200	4,449,176

Volkswagen AG	52,767	12,107,340

Total		16,556,516

United Kingdom —%

Rolls-Royce Holdings PLC, Class C(a)(b)	25,824,800	41,951

Total Preferred Stocks
(Cost: $12,779,664)		16,598,467

Money Market Funds 2.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(c)(d)	25,577,211	25,577,211

Total Money Market Funds
(Cost: $25,577,211)		25,577,211

Total Investments
(Cost: $1,041,721,519)		1,194,642,892

Other Assets & Liabilities, Net		1,791,447

Net Assets		1,196,434,339

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $430,650 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Mini MSCI EAFE Index	110	8,911,650	March 2013	190,014	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	253

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $41,951, which represents less than 0.01% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	33,560,074	283,095,738	(291,078,601)	25,577,211	56,544	25,577,211

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more

The accompanying Notes to Financial Statements are an integral part of this statement.

254	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Fair Value Measurements (continued)

frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	120,433,784	—	120,433,784

Consumer Staples	—	133,162,769	—	133,162,769

Energy	—	93,317,667	—	93,317,667

Financials	—	285,691,961	—	285,691,961

Health Care	4,258,737	105,764,599	—	110,023,336

Industrials	—	142,115,679	—	142,115,679

Information Technology	—	60,352,404	—	60,352,404

Materials	—	107,280,198	—	107,280,198

Telecommunication Services	—	53,927,686	—	53,927,686

Utilities	—	46,161,730	—	46,161,730

Preferred Stocks

Consumer Discretionary	—	16,556,516	—	16,556,516

Industrials	—	41,951	—	41,951

Total Equity Securities	4,258,737	1,164,806,944	—	1,169,065,681

Other

Money Market Funds	25,577,211	—	—	25,577,211

Total Other	25,577,211	—	—	25,577,211

Investments in Securities	29,835,948	1,164,806,944	—	1,194,642,892

Derivatives

Assets

Futures Contracts	190,014	—	—	190,014

Total	30,025,962	1,164,806,944	—	1,194,832,906

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	255

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Preferred Stocks ($)
Balance as of December 31, 2011	28,279

Accrued discounts/premiums	—

Realized gain (loss)	2,179

Change in unrealized appreciation (depreciation)(a)	(2,231)

Sales	(28,227)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

256	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 0.5%
Australia & New Zealand Banking Group Ltd.(a)
10/06/15	1.000%	11,600,000	11,571,013

Total Corporate Bonds & Notes (Cost: $11,576,568)			11,571,013

Residential Mortgage-Backed Securities — Agency 52.9%

Federal Home Loan Mortgage Corp.(b)
02/15/42	5.500%	2,709,292	3,134,223
02/01/35	6.000%	6,284,012	6,987,810
11/01/37-12/01/38	6.500%	3,474,800	3,873,000
05/01/35	7.000%	10,159,535	12,040,313

CMO Series 3035 Class PA
09/15/35	5.500%	4,041,520	4,485,064

CMO Series 3537 Class DL
05/15/39	6.000%	9,103,672	10,081,434

CMO Series 3704 Class CT
12/15/36	7.000%	3,835,795	4,641,251

Structured Pass-Through Securities
CMO Series T-41 Class 3A
07/25/32	6.801%	2,365,255	2,701,570

CMO Series T-51 Class 2A
08/25/42	7.500%	2,544,688	3,018,975

CMO Series T-55 Class 1A2
03/25/43	7.000%	2,262	2,573

CMO Series T-57 Class 1A3
07/25/43	7.500%	567,667	657,215

CMO Series T-59 Class 1A3
10/25/43	7.500%	234,113	268,651

CMO Series T-60 Class 1A2
03/25/44	7.000%	234,106	271,736

CMO Series T-60 Class 1A3
03/25/44	7.500%	94,865	113,500

Federal Home Loan Mortgage Corp.(b)(c)
12/01/42	2.312%	16,984,005	17,667,838
01/01/43	2.367%	5,022,760	5,238,140
01/01/42	2.908%	4,764,505	5,017,346
09/01/42	3.029%	3,038,996	3,192,559
10/01/42	3.067%	1,687,895	1,771,356
08/01/41	3.563%	6,348,849	6,714,378
07/01/36	5.320%	7,978,831	8,605,361
07/01/38	5.854%	12,555,377	13,492,526
06/01/37	6.050%	3,584,564	3,886,333

Federal National Mortgage Association(b)
09/01/32-11/15/42	3.500%	63,574,630	69,025,581
09/01/42	4.000%	13,036,277	14,471,796
02/01/38-12/01/42	5.000%	99,792,799	112,120,052
02/01/38-01/01/43	5.500%	130,652,105	149,464,125

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

04/01/35-03/01/40	6.000%	60,447,284	67,095,623
12/01/33-02/01/41	6.500%	65,544,008	74,787,611
04/01/35	7.000%	4,147,285	4,955,165
07/01/29-07/01/32	7.500%	1,255,029	1,515,306

CMO Series 1999-T2 Class A1
01/19/39	7.500%	411,865	465,686

CMO Series 2000-T6 Class A1
06/25/30	7.500%	893,076	1,049,936

CMO Series 2001-T1 Class A1
10/25/40	7.500%	3,426,492	3,958,167

CMO Series 2001-T3 Class A1
11/25/40	7.500%	965,692	1,098,338

CMO Series 2001-T4 Class A1
07/25/41	7.500%	142,959	170,679

CMO Series 2001-T8 Class A1
07/25/41	7.500%	2,564,833	2,800,641

CMO Series 2001-W3 Class A
09/25/41	7.000%	200,029	236,742

CMO Series 2002-14 Class A1
01/25/42	7.000%	1,028,686	1,188,367

CMO Series 2002-14 Class A2
01/25/42	7.500%	2,139,772	2,493,069

CMO Series 2002-26 Class A1
01/25/48	7.000%	1,377,661	1,606,302

CMO Series 2002-26 Class A2
01/25/48	7.500%	1,893,536	2,212,716

CMO Series 2002-33 Class A2
06/25/32	7.500%	223,100	272,971

CMO Series 2002-90 Class A1
06/25/42	6.500%	39,406	46,316

CMO Series 2002-T12 Class A3
05/25/42	7.500%	855,604	1,034,076

CMO Series 2002-T16 Class A2
07/25/42	7.000%	38,819	45,562

CMO Series 2002-W1 Class 2A
02/25/42	6.940%	761,516	887,644

CMO Series 2002-W6 Class 2A1
06/25/42	6.595%	14,105	16,019

CMO Series 2002-W8 Class A3
06/25/42	7.500%	179,931	204,980

CMO Series 2003-25 Class KP
04/25/33	5.000%	6,662,073	7,361,038

CMO Series 2003-W12 Class 1A8
06/25/43	4.550%	6,508,243	7,454,515

CMO Series 2003-W2 Class 1A1
07/25/42	6.500%	27,720	33,422

CMO Series 2003-W4 Class 4A
10/25/42	7.232%	1,181,655	1,389,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	257

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2004-W11 Class 1A2
05/25/44	6.500%	4,053,006	4,752,272

CMO Series 2004-W14 Class 2A
07/25/44	7.500%	216,377	250,664

CMO Series 2004-W2 Class 5A
03/25/44	7.500%	456,709	559,397

CMO Series 2004-W9 Class 1A3
02/25/44	6.050%	7,050,732	7,931,456

CMO Series 2004-W9 Class 2A3
02/25/44	7.500%	1,324,024	1,545,399

CMO Series 2005-W1 Class 1A4
10/25/44	7.500%	2,511,278	2,913,290

CMO Series 2005-W3 Class 1A
03/25/45	7.500%	2,113,913	2,505,758

CMO Series 2005-W4 Class 1A3
08/25/35	7.000%	131,484	152,754

CMO Series 2006-114 Class PD
12/25/36	6.000%	10,976,017	12,353,771

CMO Series 2006-4 Class MD
03/25/35	6.000%	2,257,000	2,494,107

CMO Series 2009-14 Class A
06/25/35	7.000%	4,746,130	5,389,425

CMO Series 2010-111 Class WA
10/25/40	6.040%	2,351,793	2,728,696

CMO Series 2010-60 Class HJ
05/25/40	5.500%	35,254,017	40,209,674

CMO Series 2010-71 Class HJ
07/25/40	5.500%	7,105,906	8,100,030

CMO Series 2012-28 Class PT
03/25/42	4.000%	25,923,788	27,450,673

CMO Series 2012-3 Class CD
02/25/42	7.000%	12,395,864	13,780,705

CMO Series 2044-W8 Class 3A
06/25/44	7.500%	2,069,394	2,445,235

Federal National Mortgage Association(b)(c)
09/01/42	2.206%	11,974,769	12,419,676
11/01/42	2.270%	23,857,725	24,790,207
02/01/42	2.599%	5,386,583	5,632,435
04/01/42	2.716%	6,351,756	6,657,372
12/01/42	2.802%	1,704,209	1,787,413
11/01/42	2.827%	3,716,334	3,895,750
03/01/42	2.935%	2,612,873	2,752,688
10/01/42	2.939%	6,843,493	7,186,303
08/01/42	3.013%	6,479,518	6,812,474
10/01/41	3.070%	2,339,789	2,455,568
07/01/42	3.196%	5,515,352	5,807,004
10/01/41	3.207%	18,301,083	19,218,814
09/01/41	3.267%	18,018,188	18,937,580
09/01/41	3.306%	17,653,614	18,555,261
08/01/41	3.318%	13,663,641	14,356,661
07/01/41	3.346%	6,525,300	6,855,192

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

10/01/41	3.422%	4,782,188	5,049,455
07/01/41	3.553%	2,549,997	2,701,237
08/01/41	3.583%	4,255,018	4,491,078
09/01/41	3.604%	17,205,814	18,166,338
07/01/41	3.632%	4,147,676	4,378,367
08/01/41	3.732%	7,473,394	7,897,498

CMO Series 2003-W1 Class 2A
12/25/42	6.947%	432,631	525,345

Federal National Mortgage Association(b)(d)
02/01/40	5.000%	8,872,400	10,049,085

Federal National Mortgage Association(b)
01/01/43	5.500%	65,198,810	74,100,161

Government National Mortgage Association(b)
09/15/35	6.000%	24,863,192	27,958,172
08/15/36	6.500%	2,681,575	3,156,983

CMO Series 2002-47 Class PY
07/20/32	6.000%	5,383,838	6,196,162

CMO Series 2009-42 Class CT
08/16/35	6.000%	9,167,670	10,569,085

Total Residential Mortgage-Backed Securities —Agency
(Cost: $1,113,732,314)			1,116,247,941

Commercial Mortgage-Backed Securities —Agency 0.3%
Federal National Mortgage Association CMO Series 2011-M2 Class A1(b)
07/25/21	2.019%	5,819,226	5,997,189

Total Commercial Mortgage-Backed Securities —Agency
(Cost: $5,844,336)			5,997,189

Commercial Mortgage-Backed Securities — Non-Agency 4.2%
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A1(b)
12/15/47	1.558%	3,640,579	3,695,993

Citigroup Commercial Mortgage Trust Series 2005-EMG Class A4(a)(b)
09/20/51	4.518%	39,213	39,190

Credit Suisse First Boston Mortgage Securities Corp.(b)
Series 2005-C6 Class A4
12/15/40	5.230%	5,817,685	6,400,489

Credit Suisse First Boston Mortgage Securities Corp.(b)(c)
Series 2005-C1 Class A4
02/15/38	5.014%	4,577,000	4,930,015

DBUBS Mortgage Trust(a)(b)
Series 2011-LC2A Class A1
07/10/44	3.527%	6,043,576	6,618,278

The accompanying Notes to Financial Statements are an integral part of this statement.

258	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DBUBS Mortgage Trust(b)
Series 2011-LC3A Class A1
08/10/44	2.238%	3,677,430	3,735,808

DDR Corp. Series 2009-DDR1 Class A(a)(b)
10/14/22	3.807%	22,746,541	23,735,037

GS Mortgage Securities Corp. II Series 2010-C2 Class A1(a)(b)
12/10/43	3.849%	9,843,072	10,775,451

Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A41(b)(c)
04/10/37	5.243%	8,907,000	8,911,560

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR Class A1(a)(b)
08/05/32	3.300%	2,585,743	2,769,874

LB-UBS Commercial Mortgage Trust(b)
Series 2004-C6 Class A6
08/15/29	5.020%	4,984,000	5,248,336

LB-UBS Commercial Mortgage Trust(b)(c)
Series 2005-C7 Class A3
11/15/30	5.455%	3,163,000	3,279,911

Motel 6 Trust Series 2012-MTL6 Class A2(a)(b)
10/05/25	1.948%	8,476,000	8,547,426

Total Commercial Mortgage-Backed Securities—Non-Agency
(Cost: $88,420,350)			88,687,368

Asset-Backed Securities — Non-Agency 9.8%
Ally Master Owner Trust
Series 2012-5 Class A
09/15/19	1.540%	8,931,000	8,939,084

Ally Master Owner Trust(a)
Series 2010-2 Class A
04/15/17	4.250%	9,309,000	10,026,901

Ally Master Owner Trust(c)
Series 2012-1 Class A1
02/15/17	1.009%	11,671,000	11,720,732

Series 2012-3 Class A1
06/15/17	0.909%	9,966,000	9,990,439

AmeriCredit Automobile Receivables Trust Series 2012-4 Class A2
04/08/16	0.490%	9,598,000	9,601,034

American Express Credit Account Master Trust(c)
Series 2009-2 Class A
03/15/17	1.459%	7,307,000	7,453,461

Series 2012-3 Class A
03/15/18	0.359%	3,910,000	3,891,182

Series 2012-4 Class A
05/15/20	0.449%	24,342,000	24,346,065

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chase Issuance Trust
Series 2012-A8 Class A8
10/16/17	0.540%	12,207,000	12,196,246

Chase Issuance Trust(c)
Series 2012-A10 Class A10
12/16/19	0.470%	9,771,000	9,774,023

Ford Credit Floorplan Master Owner Trust Series 2012-4 Class A2(c)
09/15/16	0.559%	6,867,000	6,866,295

MMCA Automobile Trust Series 2009A Class A4(a)
11/16/15	6.250%	1,672,066	1,695,301

Nelnet Student Loan Trust(c)
Series 2006-2 Class A4
10/26/26	0.395%	19,650,546	19,630,699

Series 2007-1 Class A1
11/27/18	0.322%	2,578,386	2,575,156

SLM Student Loan Trust(a)(c)
Series 2003-12 Class A5
09/15/22	0.588%	6,972,546	6,973,306

Series 2011-B Class A1
12/16/24	1.059%	5,183,084	5,196,340

Series 2011-C Class A1
12/15/23	1.609%	4,923,898	4,973,762

Series 2012-C Class A1
08/15/23	1.309%	8,647,571	8,705,350

Series 2012-E Class A1
10/16/23	0.959%	6,340,843	6,340,842

Series 2012-E Class A2B
06/15/45	1.959%	4,545,000	4,577,317

SLM Student Loan Trust(c)
Series 2002-6 Class A4CP
03/15/19	0.440%	2,421,468	2,424,592

Series 2005-10 Class A5
07/26/21	0.445%	11,761,000	11,511,914

Series 2005-6 Class A5B
07/27/26	1.515%	1,312,000	1,327,865

Series 2008-4 Class A3
10/25/17	1.565%	4,229,000	4,331,270

Series 2010-1 Class A
03/25/25	0.610%	3,279,346	3,284,937

Santander Drive Auto Receivables Trust
Series 2012-5 Class A2
12/15/15	0.570%	6,986,000	6,990,404

Series 2012-5 Class A3
12/15/16	0.830%	2,371,000	2,377,893

Total Asset-Backed Securities — Non-Agency
(Cost: $207,255,322)			207,722,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	259

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

U.S. Treasury Obligations 24.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury
07/15/13	1.000%	42,087,000	42,280,979
11/15/13	0.500%	36,246,000	36,347,942
03/31/14	0.250%	28,062,000	28,075,154
03/31/14	1.750%	143,573,000	146,304,189
10/31/14	0.250%	41,765,000	41,774,773
01/15/15	0.250%	24,609,000	24,601,310
10/15/15	0.250%	95,866,000	95,648,768
11/15/15	0.375%	2,735,000	2,737,565
12/15/15	0.250%	94,161,000	93,881,436

Total U.S. Treasury Obligations
(Cost: $511,278,600)			511,652,116

U.S. Government & Agency Obligations 5.8%
Federal Home Loan Banks
10/18/13	3.625%	50,000,000	51,358,600
11/20/15	0.500%	70,000,000	70,263,620

Total U.S. Government & Agency Obligations
(Cost: $121,542,699)			121,622,220

Foreign Government Obligations 1.1%
		Shares	Value ($)

Australia 1.1%
Westpac Banking Corp.(a)
07/17/15	1.375%	22,345,000	22,675,706

Total Foreign Government Obligations
(Cost: $22,336,509)			22,675,706

Money Market Funds 2.4%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(e)(f)		51,084,122	51,084,122

Total Money Market Funds
(Cost: $51,084,122)			51,084,122

Total Investments
(Cost: $2,133,070,820)			2,137,260,085

Other Assets & Liabilities, Net			(28,367,752)

Net Assets			2,108,892,333

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $135,221,094 or 6.41% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	91,890,502	3,005,754,269	(3,046,560,649)	51,084,122	126,630	51,084,122

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

260	Annual Report 2012

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	261

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	11,571,013	—	11,571,013

Residential Mortgage-Backed Securities — Agency	—	1,116,247,941	—	1,116,247,941

Commercial Mortgage-Backed Securities — Agency	—	5,997,189	—	5,997,189

Commercial Mortgage-Backed Securities — Non-Agency	—	88,687,368	—	88,687,368

Asset-Backed Securities — Non-Agency	—	207,722,410	—	207,722,410

U.S. Treasury Obligations	511,652,116	—	—	511,652,116

U.S. Government & Agency Obligations	—	121,622,220	—	121,622,220

Foreign Government Obligations	—	22,675,706	—	22,675,706

Total Bonds	511,652,116	1,574,523,847	—	2,086,175,963

Other

Money Market Funds	51,084,122	—	—	51,084,122

Total Other	51,084,122	—	—	51,084,122

Total	562,736,238	1,574,523,847	—	2,137,260,085

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Agency ($)
Balance as of December 31, 2011	20,492,100

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	(67,725)

Sales	(20,424,375)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at Decmber 31, 2012 was $0.

The	Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers	in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

262	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $2,535,092,115, $2,912,881,564, $1,508,582,832)	$2,600,493,336	$3,014,932,761	$1,682,003,699

Affiliated issuers (identified cost $104,424,305, $117,304,672, $3,993,017)	104,424,305	117,304,672	3,993,017

Total investments (identified cost $2,639,516,420, $3,030,186,236, $1,512,575,849)	2,704,917,641	3,132,237,433	1,685,996,716

Cash	3,343	—	—

Foreign currency (identified cost $—, $2, $—)	—	2	—

Margin deposits on futures contracts	4,970,000	—	—

Unrealized appreciation on forward foreign currency exchange contracts	—	53,525	—

Receivable for:

Investments sold	—	778,599	814,905

Capital shares sold	304,558	359,162	122,662

Dividends	12,221	15,941	1,510,509

Interest	25,734,997	17,973,583	—

Reclaims	1,528	12,105	13,830

Variation margin on futures contracts	249,253	—	—

Expense reimbursement due from Investment Manager	130,470	—	—

Prepaid expenses	11,328	11,609	7,921

Total assets	2,736,335,339	3,151,441,959	1,688,466,543

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	—	457,919	—

Payable for:

Investments purchased	—	—	1,009,113

Investments purchased on a delayed delivery basis	—	248,553,259	—

Capital shares purchased	3,296,043	3,502,531	2,019,907

Investment management fees	1,056,469	1,089,452	901,047

Distribution and/or service fees	1,374	1,363	306

Transfer agent fees	138,547	146,897	85,867

Administration fees	158,003	153,252	77,909

Compensation of board members	43,830	38,836	30,473

Other expenses	43,653	44,681	33,351

Total liabilities	4,737,919	253,988,190	4,157,973

Net assets applicable to outstanding capital stock	$2,731,597,420	$2,897,453,769	$1,684,308,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	263

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Represented by

Paid-in capital	$2,568,139,797	$2,683,652,510	$—

Undistributed net investment income	65,969,039	57,628,125	—

Accumulated net realized gain (loss)	30,974,045	54,525,760	—

Unrealized appreciation (depreciation) on:

Investments	65,401,221	102,051,197	—

Foreign currency translations	—	571	—

Forward foreign currency exchange contracts	—	(404,394)	—

Futures contracts	1,113,318	—	—

Partners’ capital	$—	$—	$1,684,308,570

Total — representing net assets applicable to outstanding capital stock	$2,731,597,420	$2,897,453,769	$1,684,308,570

Class 1

Net assets	$2,725,076,279	$2,890,783,536	$1,682,857,036

Shares outstanding	255,053,362	255,767,408	130,963,970

Net asset value per share	$10.68	$11.30	$12.85

Class 2

Net assets	$6,521,141	$6,670,233	$1,451,534

Shares outstanding	612,884	592,251	113,717

Net asset value per share	$10.64	$11.26	$12.76

The accompanying Notes to Financial Statements are an integral part of this statement.

264	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $491,972,964, $545,697,718, $1,469,792,861)	$584,645,805	$709,922,281	$1,575,008,390

Affiliated issuers (identified cost $20,706,915, $8,771,263, $4,819,862)	20,706,915	8,771,263	4,819,862

Total investments (identified cost $512,679,879, $554,468,981, $1,474,612,723)	605,352,720	718,693,544	1,579,828,252

Foreign currency (identified cost $1,408,031, $—, $6,459,313)	1,397,921	—	6,457,253

Receivable for:

Investments sold	695,445	1,366,307	996,157

Capital shares sold	66,755	1,545	228,418

Dividends	474,818	264,639	1,782,595

Interest	—	41	—

Reclaims	300,601	—	1,024,357

Expense reimbursement due from Investment Manager	56,854	26,221	90,350

Prepaid expenses	3,723	4,156	6,896

Total assets	608,348,837	720,356,453	1,590,414,278

Liabilities

Disbursements in excess of cash	125	—	568

Payable for:

Investments purchased	925,647	2,276,765	4,057,001

Capital shares purchased	715,876	863,798	1,815,502

Investment management fees	463,085	508,106	1,092,106

Distribution and/or service fees	1,434	1,083	459

Foreign capital gains taxes deferred	2,708	—	—

Transfer agent fees	30,445	35,725	78,730

Administration fees	40,176	46,775	98,207

Compensation of board members	12,405	14,541	24,302

Other expenses	77,716	29,592	66,430

Total liabilities	2,269,617	3,776,385	7,233,305

Net assets applicable to outstanding capital stock	$606,079,220	$716,580,068	$1,583,180,973

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	265

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund

Represented by

Paid-in capital	$503,462,180	$—	$1,501,168,637

Undistributed (excess of distributions over) net investment income	(200,098)	—	724,380

Accumulated net realized gain (loss)	10,169,313	—	(23,946,883)

Unrealized appreciation (depreciation) on:

Investments	92,672,841	—	105,215,529

Foreign currency translations	(22,308)	—	19,310

Foreign capital gains tax	(2,708)	—	—

Partners’ capital	$—	$716,580,068	$—

Total — representing net assets applicable to outstanding capital stock	$606,079,220	$716,580,068	$1,583,180,973

Class 1

Net assets	$599,148,479	$711,258,646	$1,580,912,194

Shares outstanding	49,699,509	52,553,742	160,138,373

Net asset value per share	$12.06	$13.53	$9.87

Class 2

Net assets	$6,930,741	$5,321,422	$2,268,779

Shares outstanding	574,772	395,769	230,242

Net asset value per share	$12.06	$13.45	$9.85

The accompanying Notes to Financial Statements are an integral part of this statement.

266	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $729,723,836, $1,500,579,688, $2,639,108,753)	$734,986,472	$1,808,644,087	$2,767,803,181

Affiliated issuers (identified cost $53,055,866, $174,563,639, $68,846,910)	53,055,866	174,563,639	68,846,910

Total investments (identified cost $782,779,702, $1,675,143,327, $2,707,955,663)	788,042,338	1,983,207,726	2,836,650,091

Cash	4,896,674	—	39,196

Foreign currency (identified cost $—, $1,673,027, $—)	—	1,703,556	—

Receivable for:

Investments sold	879,590	1,807,341	180,066

Capital shares sold	256,520	207,746	345,165

Investments sold on a delayed delivery basis	53,475	—	—

Dividends	5,606	890,100	10,633

Interest	2,172,011	—	15,271,646

Reclaims	—	1,439,388	11,795

Expense reimbursement due from Investment Manager	37,597	—	—

Prepaid expenses	4,915	8,403	11,389

Total assets	796,348,726	1,989,264,260	2,852,519,981

Liabilities

Payable for:

Investments purchased	3,000	—	4,855

Investments purchased on a delayed delivery basis	6,344,685	—	24,568,823

Capital shares purchased	926,994	2,368,093	3,410,476

Investment management fees	418,927	1,375,563	1,064,868

Distribution and/or service fees	2,509	634	1,223

Transfer agent fees	39,897	99,988	143,209

Administration fees	45,341	123,010	149,564

Compensation of board members	17,848	30,907	35,871

Other expenses	69,776	84,724	47,213

Total liabilities	7,868,977	4,082,919	29,426,102

Net assets applicable to outstanding capital stock	$788,479,749	$1,985,181,341	$2,823,093,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	267

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Represented by

Paid-in capital	$741,573,153	$1,658,237,055	$2,643,427,303

Undistributed net investment income	35,242,369	978,106	45,992,066

Accumulated net realized gain (loss)	6,401,591	17,865,997	4,980,082

Unrealized appreciation (depreciation) on:

Investments	5,262,636	308,064,399	128,694,428

Foreign currency translations	—	35,784	—

Total — representing net assets applicable to outstanding capital stock	$788,479,749	$1,985,181,341	$2,823,093,879

Class 1

Net assets	$776,323,780	$1,982,100,971	$2,817,256,402

Shares outstanding	76,962,752	168,112,713	253,510,943

Net asset value per share	$10.09	$11.79	$11.11

Class 2

Net assets	$12,155,969	$3,080,370	$5,837,477

Shares outstanding	1,219,876	261,825	527,454

Net asset value per share	$9.96	$11.76	$11.07

The accompanying Notes to Financial Statements are an integral part of this statement.

268	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $838,909,735, $1,545,159,371, $1,395,753,495)	$1,003,748,573	$1,829,529,412	$1,544,084,802

Affiliated issuers (identified cost $39,183,051, $20,039,074, $139,803,148)	39,183,051	20,039,074	139,803,148

Total investments (identified cost $878,092,786, $1,565,198,445, $1,535,556,643)	1,042,931,624	1,849,568,486	1,683,887,950

Receivable for:

Investments sold	—	—	689,277

Capital shares sold	148,133	195,424	122,306

Investments sold on a delayed delivery basis	—	—	—

Dividends	669,528	2,461,621	622,542

Reclaims	—	483,049	—

Expense reimbursement due from Investment Manager	35,075	—	—

Prepaid expenses	5,240	8,057	7,887

Total assets	1,043,789,600	1,852,716,637	1,685,329,962

Liabilities

Disbursements in excess of cash	—	147	—

Payable for:

Investments purchased	341,225	287,797	1,889,066

Capital shares purchased	1,240,710	2,232,080	2,019,988

Investment management fees	653,879	979,988	894,884

Distribution and/or service fees	472	585	704

Transfer agent fees	52,415	93,761	85,251

Administration fees	50,032	84,487	77,395

Compensation of board members	18,163	29,660	29,828

Other expenses	33,120	37,421	36,488

Total liabilities	2,390,016	3,745,926	5,033,604

Net assets applicable to outstanding capital stock	$1,041,399,584	$1,848,970,711	$1,680,296,358

Represented by

Partners’ capital	$1,041,399,584	$1,848,970,711	$1,680,296,358

Total — representing net assets applicable to outstanding capital stock	$1,041,399,584	$1,848,970,711	$1,680,296,358

Class 1

Net assets	$1,039,066,806	$1,846,204,469	$1,676,931,427

Shares outstanding	76,981,062	147,575,648	126,993,832

Net asset value per share	$13.50	$12.51	$13.20

Class 2

Net assets	$2,332,778	$2,766,242	$3,364,931

Shares outstanding	174,143	222,489	256,502

Net asset value per share	$13.40	$12.43	$13.12

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	269

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $288,285,739, $364,834,234, $1,617,610,725)	$356,191,995	$455,629,755	$1,827,307,842

Affiliated issuers (identified cost $11,646,572, $3,446,457, $21,468,163)	11,646,572	3,446,457	21,468,163

Total investments (identified cost $299,932,311, $368,280,691, $1,639,078,888)	367,838,567	459,076,212	1,848,776,005

Foreign currency (identified cost $405,709, $1,380,816, $—)	408,821	1,406,704	—

Unrealized appreciation on forward foreign currency exchange contracts	18,235	—	—

Receivable for:

Investments sold	—	949,836	—

Capital shares sold	63,449	—	195,424

Dividends	662,041	1,197,819	3,854,617

Reclaims	86,899	133,549	174,289

Expense reimbursement due from Investment Manager	23,564	55,795	—

Prepaid expenses	1,986	3,292	8,124

Total assets	369,103,562	462,823,207	1,853,008,459

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	114,552	—	—

Payable for:

Investments purchased	—	494,983	2,023,359

Capital shares purchased	431,657	550,111	2,224,655

Investment management fees	286,481	325,059	979,236

Distribution and/or service fees	2	1,313	816

Transfer agent fees	18,392	22,945	93,686

Administration fees	24,524	30,594	84,425

Compensation of board members	9,213	10,537	29,733

Other expenses	47,089	51,548	33,038

Total liabilities	931,910	1,487,090	5,468,948

Net assets applicable to outstanding capital stock	$368,171,652	$461,336,117	$1,847,539,511

The accompanying Notes to Financial Statements are an integral part of this statement.

270	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Represented by

Paid-in capital	$291,580,207	$343,249,704	$—

Undistributed (excess of distributions over) net investment income	(48,264)	12,048,614	—

Accumulated net realized gain (loss)	8,825,231	15,216,018	—

Unrealized appreciation (depreciation) on:

Investments	67,906,256	90,795,521	—

Foreign currency translations	4,539	26,260	—

Forward foreign currency exchange contracts	(96,317)	—	—

Partners’ capital	$—	$—	$1,847,539,511

Total — representing net assets applicable to outstanding capital stock	$368,171,652	$461,336,117	$1,847,539,511

Class 1

Net assets	$368,164,524	$454,820,290	$1,843,656,466

Shares outstanding	29,560,770	35,280,342	138,690,985

Net asset value per share	$12.45	$12.89	$13.29

Class 2

Net assets	$7,128	$6,515,827	$3,883,045

Shares outstanding	573	507,361	294,021

Net asset value per share	$12.45 (a)	$12.84	$13.21

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	271

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,402,960,002, $406,654,764, $1,677,449,798)	$1,651,851,474	$498,243,453	$1,684,913,371

Repurchase agreements (identified cost $—, $—, $228.800,000)	—	—	228,800,000

Affiliated issuers (identified cost $40,239,887, $15,034,815, $—)	40,239,887	15,034,815	—

Total investments (identified cost $1,443,199,889, $421,689,579, $1,906,249,798)	1,692,091,361	513,278,268	1,913,713,371

Cash	—	—	28,115,704

Receivable for:

Investments sold	5,812,983	—	359,092,241

Capital shares sold	122,709	84,790	181,060

Investments sold on a delayed delivery basis	—	—	240,769,476

Dividends	491,047	231,814	—

Interest	—	—	4,079,589

Reclaims	21,299	—	—

Expense reimbursement due from Investment Manager	—	24,344	—

Prepaid expenses	7,826	3,439	6,881

Total assets	1,698,547,225	513,622,655	2,545,958,322

Liabilities

Forward sales commitments, at value (proceeds receivable $—, $—, $87,850,000)	—	—	87,860,311

Disbursements in excess of cash	—	15,696	—

Payable for:

Investments purchased	8,336,472	1,073,389	181,363,411

Investments purchased on a delayed delivery basis	—	—	788,200,851

Capital shares purchased	2,019,899	590,920	1,811,600

Collateral and deposits	—	—	2,450,000

Investment management fees	903,017	372,502	589,224

Distribution and/or service fees	287	256	776

Transfer agent fees	86,064	25,556	75,173

Administration fees	78,073	34,062	81,528

Compensation of board members	28,212	11,897	23,046

Other expenses	33,542	32,720	87,069

Total liabilities	11,485,566	2,156,998	1,062,542,989

Net assets applicable to outstanding capital stock	$1,687,061,659	$511,465,657	$1,483,415,333

The accompanying Notes to Financial Statements are an integral part of this statement.

272	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Represented by

Paid-in capital	$—	$—	$1,449,645,019

Undistributed net investment income	—	—	7,572,320

Accumulated net realized gain (loss)	—	—	18,744,732

Unrealized appreciation (depreciation) on:

Investments	—	—	7,463,573

Forward sales commitments	—	—	(10,311)

Partners’ capital	$1,687,061,659	$511,465,657	$—

Total — representing net assets applicable to outstanding capital stock	$1,687,061,659	$511,465,657	$1,483,415,333

Class 1

Net assets	$1,685,694,574	$510,214,126	$1,479,731,548

Shares outstanding	130,022,376	39,101,595	141,193,599

Net asset value per share	$12.96	$13.05	$10.48

Class 2

Net assets	$1,367,085	$1,251,531	$3,683,785

Shares outstanding	106,210	96,575	352,729

Net asset value per share	$12.87	$12.96	$10.44

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	273

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,016,144,308, $2,081,986,698)	$1,169,065,681	$2,086,175,963

Affiliated issuers (identified cost $25,577,211, $51,084,122)	25,577,211	51,084,122

Total investments (identified cost $1,041,721,519, $2,133,070,820)	1,194,642,892	2,137,260,085

Cash	—	—

Foreign currency (identified cost $265,967, $—)	265,959	—

Margin deposits on futures contracts	430,650	—

Receivable for:

Investments sold	3,916,991	73,963,300

Capital shares sold	153,040	203,038

Dividends	1,327,402	12,481

Interest	—	6,205,186

Reclaims	1,026,072	—

Variation margin on futures contracts	111,650	—

Prepaid expenses	5,732	9,189

Total assets	1,201,880,388	2,217,653,279

Liabilities

Payable for:

Investments purchased	2,960,778	94,886,548

Investments purchased on a delayed delivery basis	—	10,119,465

Capital shares purchased	1,412,325	2,639,065

Investment management fees	841,894	823,544

Distribution and/or service fees	258	426

Transfer agent fees	59,964	107,012

Administration fees	76,313	113,367

Compensation of board members	20,655	31,136

Expense reimbursement due to Investment Manager	1,125	—

Other expenses	68,689	40,383

Other liabilities	4,048	—

Total liabilities	5,446,049	108,760,946

Net assets applicable to outstanding capital stock	$1,196,434,339	$2,108,892,333

The accompanying Notes to Financial Statements are an integral part of this statement.

274	Annual Report 2012

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Represented by

Paid-in capital	$1,018,937,098	$2,065,789,144

Undistributed net investment income	2,309,364	20,422,744

Accumulated net realized gain (loss)	22,069,430	18,491,180

Unrealized appreciation (depreciation) on:

Investments	152,921,373	4,189,265

Foreign currency translations	7,060	—

Futures contracts	190,014	—

Total — representing net assets applicable to outstanding capital stock	$1,196,434,339	$2,108,892,333

Class 1

Net assets	$1,195,137,287	$2,106,703,438

Shares outstanding	106,329,516	203,916,454

Net asset value per share	$11.24	$10.33

Class 2

Net assets	$1,297,052	$2,188,895

Shares outstanding	115,654	212,746

Net asset value per share	$11.21	$10.29

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	275

Variable Portfolio Funds

Statement of Operations

Year ended December 31, 2012

	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$—	$—	$29,355,191

Dividends — affiliated issuers	265,366	151,582	22,426

Interest	79,534,058	69,066,194	—

Income from securities lending — net	706,123	791,120	526,290

Foreign taxes withheld	—	(5,487)	(94,974)

Total income	80,505,547	70,003,409	29,808,933

Expenses:

Investment management fees	12,445,306	11,875,032	11,182,980

Distribution and/or service fees

Class 2	12,307	10,580	2,601

Transfer agent fees

Class 1	1,628,617	1,583,134	1,067,508

Class 2	2,953	2,539	624

Administration fees	1,706,806	1,660,908	965,320

Compensation of board members	67,007	57,471	46,828

Custodian fees	19,844	29,930	22,025

Printing and postage fees	8,380	9,905	13,604

Professional fees	25,812	45,256	19,672

Line of credit interest expense	—	—	1,718

Other	73,758	69,276	51,535

Total expenses	15,990,790	15,344,031	13,374,415

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,471,024)	—	(319,760)

Total net expenses	14,519,766	15,344,031	13,054,655

Net investment income	65,985,781	54,659,378	16,754,278

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	79,331,812	54,775,243	169,523,650

Foreign currency translations	—	385,834	—

Forward foreign currency exchange contracts	—	1,317,369	—

Futures contracts	(20,829,258)	26,237	—

Net realized gain	58,502,554	56,504,683	169,523,650

Net change in unrealized appreciation (depreciation) on:

Investments	33,063,826	21,549,072	49,851,371

Foreign currency translations	—	178,864	2

Forward foreign currency exchange contracts	—	(3,530,827)	—

Futures contracts	5,905,544	—	—

Net change in unrealized appreciation	38,969,370	18,197,109	49,851,373

Net realized and unrealized gain	97,471,924	74,701,792	219,375,023

Net increase in net assets resulting from operations	$163,457,705	$129,361,170	$236,129,301

The accompanying Notes to Financial Statements are an integral part of this statement.

276	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$15,655,899	$10,973,727	$51,998,029

Dividends — affiliated issuers	48,127	8,499	8,636

Interest	4	—	2,690

Income from securities lending — net	252,841	862,961	1,437,161

Foreign taxes withheld	(1,454,234)	(4,980)	(4,671,004)

Total income	14,502,637	11,840,207	48,775,512

Expenses:

Investment management fees	5,330,651	6,072,109	12,281,090

Distribution and/or service fees

Class 2	13,315	10,843	5,048

Transfer agent fees

Class 1	346,533	424,593	882,245

Class 2	3,195	2,602	1,211

Administration fees	462,243	559,079	1,105,943

Compensation of board members	20,012	23,164	39,810

Custodian fees	265,284	13,010	192,466

Printing and postage fees	13,000	11,244	12,273

Professional fees	60,040	34,268	52,895

Line of credit interest expense	–	421	639

Other	(21,916)	27,960	65,248

Total expenses	6,492,357	7,179,293	14,638,868

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(630,326)	(306,945)	(1,136,599)

Total net expenses	5,862,031	6,872,348	13,502,269

Net investment income	8,640,606	4,967,859	35,273,243

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	13,092,977	42,554,674	13,245,015

Foreign currency translations	(217,216)	—	(393,659)

Increase from payment by affiliate (see Note 6)	5,317	—	—

Net realized gain	12,881,078	42,554,674	12,851,356

Net change in unrealized appreciation (depreciation) on:

Investments	92,142,057	80,320,367	197,749,364

Foreign currency translations	(14,878)	—	(12,996)

Foreign capital gains tax	197,444	—	8,323

Net change in unrealized appreciation	92,324,623	80,320,367	197,744,691

Net realized and unrealized gain	105,205,701	122,875,041	210,596,047

Net increase in net assets resulting from operations	$113,846,307	$127,842,900	$245,869,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	277

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$—	$48,378,513	$—

Dividends — affiliated issuers	64,573	261,623	151,750

Interest	45,623,451	975	72,305,237

Income from securities lending — net	—	806,567	829,167

Foreign taxes withheld	—	(5,140,356)	(5,588)

Total income	45,688,024	44,307,322	73,280,566

Expenses:

Investment management fees	5,555,916	15,854,822	11,366,816

Distribution and/or service fees

Class 2	24,371	6,191	10,712

Transfer agent fees

Class 1	523,272	1,150,017	1,506,872

Class 2	5,849	1,486	2,571

Administration fees	598,310	1,418,677	1,584,678

Compensation of board members	28,899	30,182	56,226

Custodian fees	158,210	226,949	43,456

Printing and postage fees	8,033	16,500	8,328

Professional fees	33,820	60,290	58,181

Other	35,263	85,862	61,999

Total expenses	6,971,943	18,850,976	14,699,839
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(565,068)	(247,669)	—

Total net expenses	6,406,875	18,603,307	14,699,839

Net investment income	39,281,149	25,704,015	58,580,727

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	6,402,418	19,567,428	5,022,548

Foreign currency translations	—	(26,379)	—

Net realized gain	6,402,418	19,541,049	5,022,548

Net change in unrealized appreciation (depreciation) on:

Investments	18,860,977	237,800,685	48,466,132

Foreign currency translations	—	89,245	—

Forward foreign currency exchange contracts	—	(39,587)	—

Net change in unrealized appreciation	18,860,977	237,850,343	48,466,132

Net realized and unrealized gain	25,263,395	257,391,392	53,488,680

Net increase in net assets resulting from operations	$64,544,544	$283,095,407	$112,069,407

The accompanying Notes to Financial Statements are an integral part of this statement.

278	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$12,787,578	$51,510,529	$26,183,884

Dividends — affiliated issuers	51,414	31,912	125,534

Interest	2	1	—

Income from securities lending — net	447,270	399,714	552,268

Foreign taxes withheld	(56,246)	(668,902)	(605,997)

Total income	13,230,018	51,273,254	26,255,689

Expenses:

Investment management fees	7,554,543	11,537,154	11,082,407

Distribution and/or service fees

Class 2	4,377	5,616	7,087

Transfer agent fees

Class 1	603,972	1,102,201	1,056,374

Class 2	1,050	1,348	1,701

Administration fees	578,829	994,834	956,939

Compensation of board members	25,107	34,018	46,661

Custodian fees	10,312	23,811	17,269

Printing and postage fees	13,000	18,000	12,554

Professional fees	38,789	47,944	22,570

Other	(33,803)	(32,336)	53,565

Total expenses	8,796,176	13,732,590	13,257,127

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(489,083)	(199,307)	(193,375)

Total net expenses	8,307,093	13,533,283	13,063,752

Net investment income	4,922,925	37,739,971	13,191,937

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	82,780,434	49,646,545	215,068,283

Foreign currency translations	(963)	(3,183)	(8,225)

Net realized gain	82,779,471	49,643,362	215,060,058

Net change in unrealized appreciation (depreciation) on:

Investments	61,717,385	186,707,345	(26,202,587)

Foreign currency translations	—	27,255	(1,538)

Net change in unrealized appreciation (depreciation)	61,177,385	186,734,600	(26,204,125)

Net realized and unrealized gain	144,496,856	236,377,962	188,855,933

Net increase in net assets resulting from operations	$149,419,781	$274,117,933	$202,047,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	279

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$12,950,229	$15,215,189	$68,993,393

Dividends — affiliated issuers	12,899	11,413	77,708

Interest	41	291	—

Income from securities lending — net	279,220	150,159	1,404,583

Foreign taxes withheld	(1,100,709)	(480,550)	(1,722,256)

Total income	12,141,680	14,896,502	68,753,428

Expenses:

Investment management fees	3,259,492	3,781,503	11,561,280

Distribution and/or service fees

Class 2	16	11,609	6,970

Transfer agent fees

Class 1	208,934	264,137	1,104,288

Class 2	4	2,786	1,673

Administration fees	278,592	355,908	996,844

Compensation of board members	16,396	16,509	35,427

Custodian fees	46,751	96,297	10,807

Printing and postage fees	13,092	12,378	11,999

Professional fees	39,008	45,363	48,160

Line of credit interest expense	924	1,531	—

Other	350	19,392	5,499

Total expenses	3,863,559	4,607,413	13,782,947

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(242,865)	(634,309)	—

Total net expenses	3,620,694	3,973,104	13,782,947

Net investment income	8,520,986	10,923,398	54,970,481

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	10,581,493	20,348,517	63,551,304

Foreign currency translations	(120,516)	49,491	—

Forward foreign currency exchange contracts	(217,256)	—	—

Net realized gain	10,243,721	20,398,008	63,551,304

Net change in unrealized appreciation (depreciation) on:

Investments	59,852,730	85,809,733	121,532,658

Foreign currency translations	11,263	59,550	—

Forward foreign currency exchange contracts	(260,879)	—	—

Net change in unrealized appreciation	59,603,114	85,869,283	121,532,658

Net realized and unrealized gain	69,846,835	106,267,291	185,083,962

Net increase in net assets resulting from operations	$78,367,821	$117,190,689	$240,054,443

The accompanying Notes to Financial Statements are an integral part of this statement.

280	Annual Report 2012

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$18,385,212	$6,149,812	$—

Dividends — affiliated issuers	62,921	17,973	—

Interest	—	—	17,921,003

Income from securities lending — net	366,253	685,941	1,495

Foreign taxes withheld	(35,383)	(14,347)	—

Total income	18,779,003	6,839,379	17,922,498

Expenses:

Investment management fees	11,157,060	4,512,348	6,574,663

Distribution and/or service fees

Class 2	2,757	2,472	5,961

Transfer agent fees

Class 1	1,064,879	309,839	835,056

Class 2	662	593	1,431

Administration fees	963,160	412,832	911,722

Compensation of board members	49,597	20,424	30,331

Custodian fees	13,317	29,576	219,265

Printing and postage fees	14,500	9,747	13,500

Professional fees	46,214	21,547	51,417

Other	10,807	21,535	(28,384)

Total expenses	13,322,953	5,340,913	8,614,962

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,799)	(207,452)	(296,888)

Total net expenses	13,252,154	5,133,461	8,318,074

Net investment income	5,526,849	1,705,918	9,604,424

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	64,067,868	22,438,029	31,831,703

Net realized gain	64,067,868	22,438,029	31,831,703

Net change in unrealized appreciation (depreciation) on:

Investments	156,913,951	31,865,645	(9,878,573)

Forward sales commitments	—	—	(10,311)

Net change in unrealized appreciation (depreciation)	156,913,951	31,865,645	(9,888,884)

Net realized and unrealized gain	220,981,819	54,303,674	21,942,819

Net increase in net assets resulting from operations	$226,508,668	$56,009,592	$31,547,243

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	281

Variable Portfolio Funds

Statement of Operations (continued)

Year ended December 31, 2012

	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$39,562,978	$—

Dividends — affiliated issuers	56,544	126,630

Interest	19	31,630,604

Income from securities lending — net	852,251	420,009

Foreign taxes withheld	(3,687,260)	(17,541)

Total income	36,784,532	32,159,702

Expenses:

Investment management fees	9,783,655	9,225,726

Distribution and/or service fees

Class 2	2,316	3,573

Transfer agent fees

Class 1	693,631	1,191,279

Class 2	554	858

Administration fees	887,414	1,267,372

Compensation of board members	31,968	49,713

Custodian fees	194,415	19,790

Printing and postage fees	10,359	10,804

Professional fees	39,184	27,650

Other	32,776	53,131

Total expenses	11,676,272	11,849,896

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(267,805)	(123,444)

Total net expenses	11,408,467	11,726,452

Net investment income	25,376,065	20,433,250

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	25,291,187	18,521,950

Foreign currency translations	(242,360)	—

Futures contracts	3,873,252	—

Net realized gain	28,922,079	18,521,950
Net change in unrealized appreciation (depreciation) on:

Investments	168,335,643	(74,883)

Foreign currency translations	29,007	—

Futures contracts	29,149	—

Net change in unrealized appreciation (depreciation)	168,393,799	(74,883)

Net realized and unrealized gain	197,315,878	18,447,067

Net increase in net assets resulting from operations	$222,691,943	$38,880,317

The accompanying Notes to Financial Statements are an integral part of this statement.

282	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Limited Duration Credit Fund		Variable Portfolio – American Century Diversified Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$65,985,781	$73,070,778	$54,659,378	$58,558,264

Net realized gain (loss)	58,502,554	(14,098,192)	56,504,683	22,381,824

Net change in unrealized appreciation (depreciation)	38,969,370	(903,886)	18,197,109	76,068,331

Net increase in net assets resulting from operations	163,457,705	58,068,700	129,361,170	157,008,419

Distributions to shareholders

Net investment income

Class 1	(72,952,873)	(34,116,113)	(59,682,359)	(23,096,395)

Class 2	(126,104)	(40,538)	(74,357)	(14,310)

Net realized gains

Class 1	—	(6,956,317)	(18,764,107)	(9,286,348)

Class 2	—	(8,914)	(25,043)	(6,482)

Total distributions to shareholders	(73,078,977)	(41,121,882)	(78,545,866)	(32,403,535)

Increase (decrease) in net assets from capital stock activity	(44,283,324)	296,895,314	515,259,928	208,051,275

Total increase in net assets	46,095,404	313,842,132	566,075,232	332,656,159

Net assets at beginning of year	2,685,502,016	2,371,659,884	2,331,378,537	1,998,722,378

Net assets at end of year	$2,731,597,420	$2,685,502,016	$2,897,453,769	$2,331,378,537

Undistributed net investment income	$65,969,039	$73,062,235	$57,628,125	$60,759,957

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	283

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – American Century Growth Fund		Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$16,754,278	$13,901,583	$8,640,606	$6,232,855

Net realized gain	169,523,650	127,846,555	12,881,078	13,154,509

Net change in unrealized appreciation (depreciation)	49,851,373	(148,786,366)	92,324,623	(92,082,374)

Net increase (decrease) in net assets resulting from operations	236,129,301	(7,038,228)	113,846,307	(72,695,010)

Distributions to shareholders

Net investment income

Class 1	—	—	(7,786,157)	(13,862,924)

Class 2	—	—	(64,199)	(62,153)

Net realized gains

Class 1	—	—	(9,899,172)	(7,109,564)

Class 2	—	—	(87,576)	(42,025)

Total distributions to shareholders	—	—	(17,837,104)	(21,076,666)

Increase (decrease) in net assets from capital stock activity	(254,555,263)	(71,565,114)	(11,510,728)	110,605,341

Total increase (decrease) in net assets	(18,425,962)	(78,603,342)	84,498,475	16,833,665

Net assets at beginning of year	1,702,734,532	1,781,337,874	521,580,745	504,747,080

Net assets at end of year	$1,684,308,570	$1,702,734,532	$606,079,220	$521,580,745

Excess of distributions over net investment income	$—	$—	$(200,098)	$(3,481,996)

The accompanying Notes to Financial Statements are an integral part of this statement.

284	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Columbia Wanger U.S. Equities Fund		Variable Portfolio – DFA International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$4,967,859	$(2,318,950)	$35,273,243	$29,683,900

Net realized gain (loss)	42,554,674	5,111,732	12,851,356	(37,875,216)

Net change in unrealized appreciation (depreciation)	80,320,367	(30,722,982)	197,744,691	(265,342,080)

Net increase (decrease) in net assets resulting from operations	127,842,900	(27,930,200)	245,869,290	(273,533,396)

Distributions to shareholders

Net investment income

Class 1	—	—	(33,962,325)	(28,909,212)

Class 2	—	—	(39,868)	(21,935)

Net realized gains

Class 1	—	—	—	(36,176,382)

Class 2	—	—	—	(33,297)

Tax return of capital

Class 1	—	—	—	(1,370,491)

Class 2	—	—	—	(1,040)

Total distributions to shareholders	—	—	(34,002,193)	(66,512,357)

Increase (decrease) in net assets from capital stock activity	(80,837,823)	39,952,558	75,696,750	380,908,528

Total increase in net assets	47,005,077	12,022,358	287,563,847	40,862,775

Net assets at beginning of year	669,574,991	657,552,633	1,295,617,126	1,254,754,351

Net assets at end of year	$716,580,068	$669,574,991	$1,583,180,973	$1,295,617,126

Undistributed (excess of distributions over) net investment income	$—	$—	$724,380	$(150,510)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	285

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Eaton Vance Floating- Rate Income Fund		Variable Portfolio – Invesco International Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$39,281,149	$36,429,708 (a)	$25,704,015	$32,266,062

Net realized gain	6,402,418	6,719,284	19,541,049	36,114,269

Net change in unrealized appreciation (depreciation)	18,860,977	(25,660,496)	237,850,343	(189,039,870)

Net increase (decrease) in net assets resulting from operations	64,544,544	17,488,496 (a)	283,095,407	(120,659,539)

Distributions to shareholders

Net investment income

Class 1	(40,029,154)	(16,659,942)	(25,473,559)	(30,982,580)

Class 2	(436,599)	(122,565)	(28,228)	(18,885)

Net realized gains

Class 1	(6,644,006)	(1,683,217)	(37,966,830)	(17,942,806)

Class 2	(75,805)	(13,002)	(48,115)	(12,873)

Total distributions to shareholders	(47,185,564)	(18,478,726)	(63,516,732)	(48,957,144)

Increase (decrease) in net assets from capital stock activity	(149,071,276)	131,018,009	(9,090,699)	298,642,019

Total increase (decrease) in net assets	(131,712,296)	130,027,779 (a)	210,487,976	129,025,336

Net assets at beginning of year	920,192,045	790,164,266	1,774,693,365	1,645,668,029

Net assets at end of year	$788,479,749	$920,192,045 (a)	$1,985,181,341	$1,774,693,365

Undistributed net investment income	$35,242,369	$36,426,973 (a)	$978,106	$713,248

(a)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

286	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – J.P. Morgan Core Bond Fund		Variable Portfolio – Jennison Mid Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$58,580,727	$55,263,624	$4,922,925	$2,275,636

Net realized gain	5,022,548	6,644,191	82,779,471	37,681,045

Net change in unrealized appreciation (depreciation)	48,466,132	72,880,177	61,717,385	(20,645,243)

Net increase in net assets resulting from operations	112,069,407	134,787,992	149,419,781	19,311,438

Distributions to shareholders

Net investment income

Class 1	(63,738,528)	(24,561,962)	—	—

Class 2	(89,766)	(17,274)	—	—

Net realized gains

Class 1	(6,617,713)	(13,865,238)	—	—

Class 2	(10,034)	(11,010)	—	—

Total distributions to shareholders	(70,456,041)	(38,455,484)	—	—

Increase (decrease) in net assets from capital stock activity	689,810,604	202,235,828	(25,152,444)	57,581,250

Total increase in net assets	731,423,970	298,568,336	124,267,337	76,892,688

Net assets at beginning of year	2,091,669,909	1,793,101,573	917,132,247	840,239,559

Net assets at end of year	$2,823,093,879	$2,091,669,909	$1,041,399,584	$917,132,247

Undistributed net investment income	$45,992,066	$51,200,118	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	287

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – MFS Value Fund		Variable Portfolio – Marsico Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$37,739,971	$32,049,877	$13,191,937	$10,569,046

Net realized gain	49,643,362	38,240,202	215,060,058	47,749,557

Net change in unrealized appreciation (depreciation)	186,734,600	(70,247,370)	(26,204,125)	(95,957,419)

Net increase (decrease) in net assets resulting from operations	274,117,933	42,709	202,047,870	(37,638,816)

Increase (decrease) in net assets from capital stock activity	(166,119,313)	206,376,948	(206,507,657)	131,531,584

Total increase (decrease) in net assets	107,998,620	206,419,657	(4,459,787)	93,892,768

Net assets at beginning of year	1,740,972,091	1,534,552,434	1,684,756,145	1,590,863,377

Net assets at end of year	$1,848,970,711	$1,740,972,091	$1,680,296,358	$1,684,756,145

The accompanying Notes to Financial Statements are an integral part of this statement.

288	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Mondrian International Small Cap Fund		Variable Portfolio – Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$8,520,986	$7,702,197	$10,923,398	$8,156,317

Net realized gain	10,243,721	18,442,089	20,398,008	7,618,623

Net change in unrealized appreciation (depreciation)	59,603,114	(52,465,466)	85,869,283	(52,943,648)

Net increase (decrease) in net assets resulting from operations	78,367,821	(26,321,180)	117,190,689	(37,168,708)

Distributions to shareholders

Net investment income

Class 1	(8,219,864)	(9,823,167)	(1,491,956)	(15,843,764)

Class 2	(135)	(178)	(5,075)	(94,286)

Net realized gains

Class 1	(18,543,468)	(6,585,064)	(7,604,775)	(4,964,313)

Class 2	(334)	(136)	(79,978)	(30,296)

Total distributions to shareholders	(26,763,801)	(16,408,545)	(9,181,784)	(20,932,659)

Increase (decrease) in net assets from capital stock activity	(1,820,931)	59,223,122	(50,840,498)	92,023,041

Total increase in net assets	49,783,089	16,493,397	57,168,407	33,921,674

Net assets at beginning of year	318,388,563	301,895,166	404,167,710	370,246,036

Net assets at end of year	$368,171,652	$318,388,563	$461,336,117	$404,167,710

Undistributed (excess of distributions over) net investment income	$(48,264)	$(1,374,588)	$12,048,614	$(1,794,597)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	289

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – NFJ Dividend Value Fund		Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$54,970,481	$52,091,176	$5,526,849	$1,446,694

Net realized gain	63,551,304	88,934,147	64,067,868	39,554,468

Net change in unrealized appreciation (depreciation)	121,532,658	(82,652,266)	156,913,951	(52,991,155)

Net increase (decrease) in net assets resulting from operations	240,054,443	58,373,057	226,508,668	(11,989,993)

Increase (decrease) in net assets from capital stock activity	(148,615,177)	152,999,387	(213,848,959)	493,394,664

Total increase in net assets	91,439,266	211,372,444	12,659,709	481,404,671

Net assets at beginning of year	1,756,100,245	1,544,727,801	1,674,401,950	1,192,997,279

Net assets at end of year	$1,847,539,511	$1,756,100,245	$1,687,061,659	$1,674,401,950

The accompanying Notes to Financial Statements are an integral part of this statement.

290	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Growth Fund		Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income (loss)	$1,705,918	$(1,444,854)	$9,604,424	$24,228,198

Net realized gain	22,438,029	36,813,161	31,831,703	21,350,748

Net change in unrealized appreciation (depreciation)	31,865,645	(32,789,547)	(9,888,884)	18,844,779

Net increase in net assets resulting from operations	56,009,592	2,578,760	31,547,243	64,423,725

Distributions to shareholders

Net investment income

Class 1	—	—	(26,166,921)	(9,730,376)

Class 2	—	—	(33,734)	(6,010)

Net realized gains

Class 1	—	—	(23,823,246)	(25,959,406)

Class 2	—	—	(33,966)	(18,977)

Total distributions to shareholders	—	—	(50,057,867)	(35,714,769)

Increase (decrease) in net assets from capital stock activity	(51,140,363)	20,255,838	258,798,631	126,200,497

Total increase in net assets	4,869,229	22,834,598	240,288,007	154,909,453

Net assets at beginning of year	506,596,428	483,761,830	1,243,127,326	1,088,217,873

Net assets at end of year	$511,465,657	$506,596,428	$1,483,415,333	$1,243,127,326

Undistributed net investment income	$—	$—	$7,572,320	$24,168,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	291

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Pyramis® International Equity Fund		Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations

Net investment income	$25,376,065	$23,430,360	$20,433,250	$22,927,729

Net realized gain	28,922,079	13,129,883	18,521,950	15,606,213

Net change in unrealized appreciation (depreciation)	168,393,799	(174,227,582)	(74,883)	1,989,066

Net increase (decrease) in net assets resulting from operations	222,691,943	(137,667,339)	38,880,317	40,523,008

Distributions to shareholders

Net investment income

Class 1	(23,831,711)	(24,741,661)	(22,917,456)	(14,675,044)

Class 2	(18,059)	(7,931)	(14,730)	(5,216)

Net realized gains

Class 1	(18,136,247)	(26,655,107)	(14,758,079)	(4,810,794)

Class 2	(14,491)	(8,789)	(10,981)	(2,031)

Total distributions to shareholders	(42,000,508)	(51,413,488)	(37,701,246)	(19,493,085)

Increase (decrease) in net assets from capital stock activity	(76,838,154)	262,265,385	327,316,428	184,382,975

Total increase in net assets	103,853,281	73,184,558	328,495,499	205,412,898

Net assets at beginning of year	1,092,581,058	1,019,396,500	1,780,396,834	1,574,983,936

Net assets at end of year	$1,196,434,339	$1,092,581,058	$2,108,892,333	$1,780,396,834

Undistributed (excess of distributions over) net investment income	$2,309,364	$(397,059)	$20,422,744	$22,921,680

The accompanying Notes to Financial Statements are an integral part of this statement.

292	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Limited Duration Credit Fund				Variable Portfolio – American Century Diversified Bond Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	28,769,153	303,778,304	34,716,638	360,074,770	45,215,751	509,708,914	27,676,967	295,645,998

Distributions reinvested	7,062,234	72,952,873	3,968,351	41,072,430	7,073,622	78,446,466	3,060,751	32,382,743

Redemptions	(39,903,522)	(423,209,675)	(10,376,447)	(107,194,367)	(6,791,579)	(77,075,335)	(11,241,664)	(121,490,233)

Net increase (decrease)	(4,072,135)	(46,478,498)	28,308,542	293,952,833	45,497,794	511,080,045	19,496,054	206,538,508

Class 2 shares

Subscriptions	346,765	3,664,305	378,055	3,919,755	443,976	4,969,558	167,872	1,802,718

Distributions reinvested	12,243	126,104	4,787	49,452	8,979	99,400	1,967	20,792

Redemptions	(151,391)	(1,595,235)	(99,574)	(1,026,726)	(79,286)	(889,075)	(29,362)	(310,743)

Net increase	207,617	2,195,174	283,268	2,942,481	373,669	4,179,883	140,477	1,512,767

Total net increase (decrease)	(3,864,518)	(44,283,324)	28,591,810	296,895,314	45,871,463	515,259,928	19,636,531	208,051,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	293

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – American Century Growth Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	4,126,501	51,814,417	9,132,280	102,461,079	3,960,028	43,354,260	10,122,415	111,726,436

Distributions reinvested	—	—	—	—	1,635,916	17,685,329	1,738,048	20,972,488

Redemptions	(24,378,578)	(307,244,188)	(15,105,504)	(174,340,385)	(6,580,082)	(75,035,574)	(2,077,537)	(25,060,552)

Net increase (decrease)	(20,252,077)	(255,429,771)	(5,973,224)	(71,879,306)	(984,138)	(13,995,985)	9,782,926	107,638,372

Class 2 shares

Subscriptions	88,406	1,112,920	39,551	455,076	255,947	2,902,266	280,898	3,317,359

Distributions reinvested	—	—	—	—	14,029	151,775	8,612	104,178

Redemptions	(19,076)	(238,412)	(12,544)	(140,884)	(49,797)	(568,784)	(40,933)	(454,568)

Net increase	69,330	874,508	27,007	314,192	220,179	2,485,257	248,577	2,966,969

Total net increase (decrease)	(20,182,747)	(254,555,263)	(5,946,217)	(71,565,114)	(763,959)	(11,510,728)	10,031,503	110,605,341

The accompanying Notes to Financial Statements are an integral part of this statement.

294	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Columbia Wanger U.S. Equities Fund				Variable Portfolio – DFA International Value Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	980,391	11,832,765	7,156,810	81,344,685	29,832,629	254,496,012	35,056,562	343,059,922

Distributions reinvested	—	—	—	—	3,815,004	33,962,325	6,199,180	66,456,086

Redemptions	(7,443,150)	(94,633,844)	(3,473,393)	(43,507,796)	(23,364,977)	(213,086,990)	(2,857,038)	(30,095,919)

Net increase (decrease)	(6,462,759)	(82,801,079)	3,683,417	37,836,889	10,282,656	75,371,347	38,398,704	379,420,089

Class 2 shares

Subscriptions	204,429	2,592,162	195,044	2,345,497	126,876	1,170,424	166,613	1,713,487

Distributions reinvested	—	—	—	—	4,482	39,868	5,268	56,270

Redemptions	(49,476)	(628,906)	(19,992)	(229,828)	(98,613)	(884,889)	(26,264)	(281,318)

Net increase	154,953	1,963,256	175,052	2,115,669	32,745	325,403	145,617	1,488,439

Total net increase (decrease)	(6,307,806)	(80,837,823)	3,858,469	39,952,558	10,315,401	75,696,750	38,544,321	380,908,528

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	295

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund				Variable Portfolio – Invesco International Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,717,198	77,732,809	16,094,448	160,747,980	14,319,868	154,381,384	26,120,698	287,645,407

Distributions reinvested	4,806,711	46,673,160	1,854,718	18,343,159	5,997,473	63,440,389	4,174,721	48,925,386

Redemptions	(27,419,516)	(277,345,984)	(5,551,594)	(54,548,749)	(20,384,971)	(227,830,482)	(3,446,221)	(39,507,744)

Net increase (decrease)	(14,895,607)	(152,940,015)	12,397,572	124,542,390	(67,630)	(10,008,709)	26,849,198	297,063,049

Class 2 shares

Subscriptions	452,335	4,497,425	795,003	7,864,112	126,938	1,421,597	151,368	1,709,666

Distributions reinvested	53,375	512,404	13,847	135,567	7,241	76,343	2,714	31,758

Redemptions	(114,659)	(1,141,090)	(156,528)	(1,524,060)	(51,764)	(579,930)	(13,909)	(162,454)

Net increase	391,051	3,868,739	652,322	6,475,619	82,415	918,010	140,173	1,578,970

Total net increase (decrease)	(14,504,556)	(149,071,276)	13,049,894	131,018,009	14,785	(9,090,699)	26,989,371	298,642,019

The accompanying Notes to Financial Statements are an integral part of this statement.

296	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – J.P. Morgan Core Bond Fund				Variable Portfolio – Jennison Mid Cap Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	60,028,010	666,316,642	25,375,849	268,983,854	4,915,879	63,372,802	8,112,287	92,544,611

Distributions reinvested	6,442,879	70,356,241	3,663,222	38,427,200	—	—	—	—

Redemptions	(4,446,045)	(49,525,738)	(10,012,504)	(107,022,412)	(6,954,882)	(89,701,481)	(3,016,731)	(35,564,110)

Net increase (decrease)	62,024,844	687,147,145	19,026,567	200,388,642	(2,039,003)	(26,328,679)	5,095,556	56,980,501

Class 2 shares

Subscriptions	286,501	3,155,131	209,226	2,238,622	106,879	1,375,025	59,397	690,378

Distributions reinvested	9,164	99,800	2,701	28,284	—	—	—	—

Redemptions	(53,582)	(591,472)	(39,701)	(419,720)	(15,341)	(198,790)	(7,497)	(89,629)

Net increase	242,083	2,663,459	172,226	1,847,186	91,538	1,176,235	51,900	600,749

Total net increase (decrease)	62,266,927	689,810,604	19,198,793	202,235,828	(1,947,465)	(25,152,444)	5,147,456	57,581,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	297

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – MFS Value Fund				Variable Portfolio – Marsico Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,658,068	67,628,469	22,380,409	240,670,796	4,269,905	55,272,935	14,325,936	171,201,890

Redemptions	(19,745,830)	(234,756,083)	(3,281,511)	(35,441,108)	(20,104,000)	(262,998,953)	(3,381,892)	(41,351,713)

Net increase (decrease)	(14,087,762)	(167,127,614)	19,098,898	205,229,688	(15,834,095)	(207,726,018)	10,944,044	129,850,177

Class 2 shares

Subscriptions	121,275	1,438,398	120,340	1,314,567	113,557	1,479,762	154,127	1,878,580

Redemptions	(36,876)	(430,097)	(16,189)	(167,307)	(20,407)	(261,401)	(17,631)	(197,173)

Net increase	84,399	1,008,301	104,151	1,147,260	93,150	1,218,361	136,496	1,681,407

Total net increase (decrease)	(14,003,363)	(166,119,313)	19,203,049	206,376,948	(15,740,945)	(206,507,657)	11,080,540	131,531,584

The accompanying Notes to Financial Statements are an integral part of this statement.

298	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Mondrian International Small Cap Fund				Variable Portfolio – Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	2,867,447	32,931,241	6,390,419	73,990,202	1,655,079	18,919,326	8,976,326	96,459,379

Distributions reinvested	2,473,646	26,763,332	1,352,187	16,408,231	817,630	9,096,731	1,787,636	20,808,077

Redemptions	(5,283,113)	(61,515,973)	(2,477,661)	(31,175,625)	(6,982,678)	(81,360,863)	(2,448,836)	(27,720,553)

Net increase (decrease)	57,980	(1,821,400)	5,264,945	59,222,808	(4,509,969)	(53,344,806)	8,315,126	89,546,903

Class 2 shares

Subscriptions	—	—	—	—	247,032	2,875,327	231,795	2,635,928

Distributions reinvested	44	469	25	314	7,683	85,053	10,731	124,582

Redemptions	—	—	—	—	(38,909)	(456,072)	(26,109)	(284,372)

Net increase	44	469	25	314	215,806	2,504,308	216,417	2,476,138

Total net increase (decrease)	58,024	(1,820,931)	5,264,970	59,223,122	(4,294,163)	(50,840,498)	8,531,543	92,023,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	299

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – NFJ Dividend Value Fund				Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,487,326	69,445,661	15,845,753	181,412,343	5,008,311	62,680,911	44,601,412	520,487,103

Redemptions	(17,259,841)	(220,038,588)	(2,587,002)	(29,783,632)	(21,659,086)	(277,198,696)	(2,362,995)	(27,657,136)

Net increase (decrease)	(11,772,515)	(150,592,927)	13,258,751	151,628,711	(16,650,775)	(214,517,785)	42,238,417	492,829,967

Class 2 shares

Subscriptions	173,461	2,188,789	130,758	1,486,229	65,295	816,387	54,949	637,353

Redemptions	(16,255)	(211,039)	(10,258)	(115,553)	(11,579)	(147,561)	(6,132)	(72,656)

Net increase	157,206	1,977,750	120,500	1,370,676	53,716	668,826	48,817	564,697

Total net increase (decrease)	(11,615,309)	(148,615,177)	13,379,251	152,999,387	(16,597,059)	(213,848,959)	42,287,234	493,394,664

The accompanying Notes to Financial Statements are an integral part of this statement.

300	Annual Report 2012

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Growth Fund				Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	2,634,837	32,954,160	5,707,456	65,144,483	22,305,306	237,143,853	15,623,314	163,050,392

Distributions reinvested	—	—	—	—	4,802,129	49,990,167	3,454,964	35,689,782

Redemptions	(6,645,751)	(84,643,227)	(3,691,307)	(45,397,144)	(2,864,288)	(30,542,989)	(7,001,375)	(73,549,233)

Net increase (decrease)	(4,010,914)	(51,689,067)	2,016,149	19,747,339	24,243,147	256,591,031	12,076,903	125,190,941

Class 2 shares

Subscriptions	55,703	713,513	52,959	629,579	254,379	2,670,814	102,762	1,077,316

Distributions reinvested	—	—	—	—	6,516	67,700	2,424	24,987

Redemptions	(13,113)	(164,809)	(10,147)	(121,080)	(50,668)	(530,914)	(8,823)	(92,747)

Net increase	42,590	548,704	42,812	508,499	210,227	2,207,600	96,363	1,009,556

Total net increase (decrease)	(3,968,324)	(51,140,363)	2,058,961	20,255,838	24,453,374	258,798,631	12,173,266	126,200,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	301

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Pyramis® International Equity Fund				Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	9,947,830	98,742,803	24,698,217	256,385,252	34,794,481	360,914,381	25,096,050	257,154,115

Distributions reinvested	4,248,476	41,967,958	4,548,330	51,396,768	3,679,251	37,675,535	1,908,505	19,485,838

Redemptions	(21,020,222)	(218,108,145)	(4,187,558)	(46,108,606)	(6,966,339)	(72,459,959)	(9,041,837)	(92,785,890)

Net increase (decrease)	(6,823,916)	(77,397,384)	25,058,989	261,673,414	31,507,393	326,129,957	17,962,718	183,854,063

Class 2 shares

Subscriptions	69,561	724,122	57,737	626,837	153,165	1,579,464	73,122	749,384

Distributions reinvested	3,303	32,550	1,495	16,720	2,518	25,711	711	7,247

Redemptions	(19,083)	(197,442)	(4,896)	(51,586)	(40,616)	(418,704)	(22,283)	(227,719)

Net increase	53,781	559,230	54,336	591,971	115,067	1,186,471	51,550	528,912

Total net increase (decrease)	(6,770,135)	(76,838,154)	25,113,325	262,265,385	31,622,460	327,316,428	18,014,268	184,382,975

The accompanying Notes to Financial Statements are an integral part of this statement.

302	Annual Report 2012

Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Limited Duration Credit Fund

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.35	$10.27	$10.00

Income from investment operations:

Net investment income	0.26	0.29	0.18

Net realized and unrealized gain (loss)	0.38	(0.05)	0.09

Total from investment operations	0.64	0.24	0.27

Less distributions to shareholders:

Net investment income	(0.31)	(0.13)	—

Net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.31)	(0.16)	—

Net asset value, end of period	$10.68	$10.35	$10.27

Total return	6.25%	2.38%	2.70%

Ratios to average net assets(b)

Total gross expenses	0.59%	0.59%	0.61	%(c)

Total net expenses(d)	0.53%	0.54%	0.54	%(c)

Net investment income	2.43%	2.85%	2.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,725,076	$2,681,324	$2,370,410

Portfolio turnover	117%	94%	16	%(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	303

Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.31	$10.25	$10.00

Income from investment operations:

Net investment income	0.22	0.27	0.17

Net realized and unrealized gain (loss)	0.39	(0.05)	0.08

Total from investment operations	0.61	0.22	0.25

Less distributions to shareholders:

Net investment income	(0.28)	(0.13)	—

Net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.28)	(0.16)	—

Net asset value, end of period	$10.64	$10.31	$10.25

Total return	6.05%	2.09%	2.50%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.84%	0.86	%(c)

Total net expenses(d)	0.78%	0.79%	0.79	%(c)

Net investment income	2.13%	2.59%	2.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,521	$4,178	$1,250

Portfolio turnover	117%	94%	16	%(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

304	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Diversified Bond Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.08		$10.47	$10.15

Income from investment operations:

Net investment income	0.23		0.29	0.16

Net realized and unrealized gain	0.33		0.48	0.16

Total from investment operations	0.56		0.77	0.32

Less distributions to shareholders:

Net investment income	(0.26)		(0.11)	—

Net realized gains	(0.08)		(0.05)	—

Total distributions to shareholders	(0.34)		(0.16)	—

Net asset value, end of period	$11.30		$11.08	$10.47

Total return	5.08%		7.41%	3.15%

Ratios to average net assets(b)

Total gross expenses	0.58%		0.59%	0.62	%(c)

Total net expenses(d)	0.58%		0.57%	0.55	%(c)

Net investment income	2.07%		2.69%	2.32	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,890,784		$2,328,963	$1,997,905

Portfolio turnover	131	%(e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	305

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.05		$10.46	$10.15

Income from investment operations:

Net investment income	0.20		0.26	0.15

Net realized and unrealized gain	0.33		0.48	0.16

Total from investment operations	0.53		0.74	0.31

Less distributions to shareholders:

Net investment income	(0.24)		(0.10)	—

Net realized gains	(0.08)		(0.05)	—

Total distributions to shareholders	(0.32)		(0.15)	—

Net asset value, end of period	$11.26		$11.05	$10.46

Total return	4.84%		7.10%	3.05%

Ratios to average net assets(b)

Total gross expenses	0.83%		0.84%	0.85	%(c)

Total net expenses(d)	0.83%		0.83%	0.80	%(c)

Net investment income	1.75%		2.45%	2.22	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,670		$2,415	$817

Portfolio turnover	131	%(e)	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 60% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

306	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Growth Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.26		$11.33	$10.00

Income from investment operations:

Net investment income	0.12		0.09	0.06

Net realized and unrealized gain (loss)	1.47		(0.16)	1.27

Total from investment operations	1.59		(0.07)	1.33

Net asset value, end of period	$12.85		$11.26	$11.33

Total return	14.12%		(0.62%)	13.30%

Ratios to average net assets(b)

Total gross expenses	0.75	%(c)	0.75%	0.78	%(d)

Total net expenses(e)	0.73	%(c)	0.70%	0.70	%(d)

Net investment income	0.94%		0.82%	1.00	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,682,857		$1,702,237	$1,781,141

Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	307

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – American Century Growth Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.21		$11.31	$10.00

Income from investment operations:

Net investment income	0.10		0.07	0.09

Net realized and unrealized gain (loss)	1.45		(0.17)	1.22

Total from investment operations	1.55		(0.10)	1.31

Net asset value, end of period	$12.76		$11.21	$11.31

Total return	13.83%		(0.88%)	13.10%

Ratios to average net assets(b)

Total gross expenses	1.00	%(c)	1.00%	1.03	%(d)

Total net expenses(e)	0.99	%(c)	0.95%	0.95	%(d)

Net investment income	0.79%		0.58%	1.24	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,452		$498	$197

Portfolio turnover	80%		96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

308	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.22		$12.31		$10.00

Income from investment operations:

Net investment income	0.17		0.14		0.04

Net realized and unrealized gain (loss)	2.01		(1.74)		2.32

Increase from payments by affiliate	0.00	(b)	0.00	(b)	0.01

Total from investment operations	2.18		(1.60)		2.37

Less distributions to shareholders:

Net investment income	(0.15)		(0.33)		(0.06)

Net realized gains	(0.19)		(0.16)		—

Total distributions to shareholders	(0.34)		(0.49)		(0.06)

Net asset value, end of period	$12.06		$10.22		$12.31

Total return	21.76	%(c)	(13.57	%)(c)	23.75	%(d)

Ratios to average net assets(e)

Total gross expenses	1.11%		1.13%		1.33	%(f)

Total net expenses(g)	1.00%		1.06%		1.15	%(f)

Net investment income	1.49%		1.21%		0.63	%(f)

Supplemental data

Net assets, end of period (in thousands)	$599,148		$517,956		$503,442

Portfolio turnover	41%		32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	309

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.22		$12.31		$10.00

Income from investment operations:

Net investment income	0.13		0.11		0.00	(b)

Net realized and unrealized gain (loss)	2.03		(1.74)		2.35

Increase from payments by affiliate	0.00	(b)	0.00	(b)	0.01

Total from investment operations	2.16		(1.63)		2.36

Less distributions to shareholders:

Net investment income	(0.13)		(0.30)		(0.05)

Net realized gains	(0.19)		(0.16)		—

Total distributions to shareholders	(0.32)		(0.46)		(0.05)

Net asset value, end of period	$12.06		$10.22		$12.31

Total return	21.48	%(c)	(13.77	%)(c)	23.63	%(d)

Ratios to average net assets(e)

Total gross expenses	1.36%		1.39%		1.48	%(f)

Total net expenses(g)	1.25%		1.29%		1.40	%(f)

Net investment income	1.19%		0.95%		0.05	%(f)

Supplemental data

Net assets, end of period (in thousands)	$6,931		$3,625		$1,306

Portfolio turnover	41%		32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

310	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.30		$11.87	$10.00

Income from investment operations:

Net investment income (loss)	0.09		(0.04)	(0.01)

Net realized and unrealized gain (loss)	2.14		(0.53)	1.88

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	2.23		(0.57)	1.87

Net asset value, end of period	$13.53		$11.30	$11.87

Total return	19.74%		(4.80%)	18.70	%(c)

Ratios to average net assets(d)

Total gross expenses	1.01	%(e)	1.00%	1.06	%(f)

Total net expenses(g)	0.96	%(e)	0.97%	0.97	%(f)

Net investment income (loss)	0.70%		(0.35%)	(0.09	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$711,259		$666,865	$656,773

Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	311

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.25		$11.85	$10.00

Income from investment operations:

Net investment income (loss)	0.09		(0.06)	0.00	(b)

Net realized and unrealized gain (loss)	2.11		(0.54)	1.85

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	2.20		(0.60)	1.85

Net asset value, end of period	$13.45		$11.25	$11.85

Total return	19.56%		(5.06%)	18.50	%(c)

Ratios to average net assets(d)

Total gross expenses	1.26	%(e)	1.25%	1.31	%(f)

Total net expenses(g)	1.21	%(e)	1.22%	1.22	%(f)

Net investment income (loss)	0.68%		(0.55%)	0.02	%(f)

Supplemental data

Net assets, end of period (in thousands)	$5,321		$2,710	$779

Portfolio turnover	29%		18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

312	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – DFA International Value Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$8.63		$11.25	$10.00

Income from investment operations:

Net investment income	0.22		0.23	0.07

Net realized and unrealized gain (loss)	1.22		(2.31)	1.27

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	1.44		(2.08)	1.34

Less distributions to shareholders:

Net investment income	(0.20)		(0.23)	(0.09)

Net realized gains	—		(0.30)	—

Tax return of capital	—		(0.01)	—

Total distributions to shareholders	(0.20)		(0.54)	(0.09)

Net asset value, end of period	$9.87		$8.63	$11.25

Total return	17.01%		(19.37%)	13.53	%(c)

Ratios to average net assets(d)

Total gross expenses	0.99	%(e)	1.00%	1.04	%(f)

Total net expenses(g)	0.92	%(e)	0.93%	0.92	%(f)

Net investment income	2.40%		2.29%	1.04	%(f)

Supplemental data

Net assets, end of period (in thousands)	$1,580,912		$1,293,915	$1,254,171

Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	313

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – DFA International Value Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$8.62		$11.24	$10.00

Income from investment operations:

Net investment income	0.20		0.19	0.02

Net realized and unrealized gain (loss)	1.21		(2.29)	1.30

Increase from payments by affiliate	—		—	0.00	(b)

Total from investment operations	1.41		(2.10)	1.32

Less distributions to shareholders:

Net investment income	(0.18)		(0.21)	(0.08)

Net realized gains	—		(0.30)	—

Tax return of capital	—		(0.01)	—

Total distributions to shareholders	(0.18)		(0.52)	(0.08)

Net asset value, end of period	$9.85		$8.62	$11.24

Total return	16.63%		(19.55%)	13.30	%(c)

Ratios to average net assets(d)

Total gross expenses	1.24	%(e)	1.25%	1.29	%(f)

Total net expenses(g)	1.17	%(e)	1.18%	1.17	%(f)

Net investment income	2.23%		1.89%	0.28	%(f)

Supplemental data

Net assets, end of period (in thousands)	$2,269		$1,702	$583

Portfolio turnover	16%		104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

314	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$9.93	$9.92		$9.62

Income from investment operations:

Net investment income	0.45	0.41	(b)	0.24

Net realized and unrealized gain (loss)	0.28	(0.19	)(b)	0.06

Total from investment operations	0.73	0.22	(b)	0.30

Less distributions to shareholders:

Net investment income	(0.49)	(0.19)		—

Net realized gains	(0.08)	(0.02)		—

Total distributions to shareholders	(0.57)	(0.21)		—

Net asset value, end of period	$10.09	$9.93	(b)	$9.92

Total return	7.59%	2.19	%(b)	3.12%

Ratios to average net assets(c)

Total gross expenses	0.79%	0.79%		0.83	%(d)

Total net expenses(e)	0.72%	0.68%		0.58	%(d)

Net investment income	4.46%	4.15	%(b)	3.89	%(d)

Supplemental data

Net assets, end of period (in thousands)	$776,324	$912,054	(b)	$788,430

Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	315

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$9.82	$9.83		$9.62

Income from investment operations:

Net investment income	0.42	0.38	(b)	0.25

Net realized and unrealized gain (loss)	0.27	(0.19	)(b)	(0.04)

Total from investment operations	0.69	0.19	(b)	0.21

Less distributions to shareholders:

Net investment income	(0.47)	(0.18)		—

Net realized gains	(0.08)	(0.02)		—

Total distributions to shareholders	(0.55)	(0.20)		—

Net asset value, end of period	$9.96	$9.82	(b)	$9.83

Total return	7.23%	1.91	%(b)	2.18%

Ratios to average net assets(c)

Total gross expenses	1.04%	1.04%		1.08	%(d)

Total net expenses(e)	0.97%	0.95%		0.83	%(d)

Net investment income	4.24%	3.93	%(b)	3.97	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,156	$8,138	(b)	$1,735

Portfolio turnover	41%	46%		19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Amounts for year ended December 31, 2011, as disclosed in the prior financial statements, have been corrected, see Note 13 to the Notes to Financial Statements.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

316	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Invesco International Growth Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$10.54	$11.64		$10.00

Income from investment operations:

Net investment income	0.15	0.21		0.06

Net realized and unrealized gain (loss)	1.46	(0.98)		1.63

Increase from payments by affiliate	—	0.00	(b)	0.01

Total from investment operations	1.61	(0.77)		1.70

Less distributions to shareholders:

Net investment income	(0.14)	(0.21)		(0.06)

Net realized gains	(0.22)	(0.12)		—

Total distributions to shareholders	(0.36)	(0.33)		(0.06)

Net asset value, end of period	$11.79	$10.54		$11.64

Total return	15.74%	(6.92	%)(c)	17.11	%(d)

Ratios to average net assets(e)

Total gross expenses	0.98%	1.00%		1.02	%(f)

Total net expenses(g)	0.97%	0.95%		0.96	%(f)

Net investment income	1.34%	1.86%		0.87	%(f)

Supplemental data

Net assets, end of period (in thousands)	$1,982,101	$1,772,805		$1,645,212

Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	317

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Invesco International Growth Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$10.53	$11.63		$10.00

Income from investment operations:

Net investment income	0.11	0.13		0.02

Net realized and unrealized gain (loss)	1.47	(0.93)		1.65

Increase from payments by affiliate	—	0.00	(b)	0.01

Total from investment operations	1.58	(0.80)		1.68

Less distributions to shareholders:

Net investment income	(0.13)	(0.18)		(0.05)

Net realized gains	(0.22)	(0.12)		—

Total distributions to shareholders	(0.35)	(0.30)		(0.05)

Net asset value, end of period	$11.76	$10.53		$11.63

Total return	15.35%	(7.12	%)(c)	16.89	%(d)

Ratios to average net assets(e)

Total gross expenses	1.23%	1.25%		1.29	%(f)

Total net expenses(g)	1.22%	1.20%		1.21	%(f)

Net investment income	1.03%	1.22%		0.30	%(f)

Supplemental data

Net assets, end of period (in thousands)	$3,080	$1,889		$456

Portfolio turnover	28%	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

318	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.91	$10.39	$10.00

Income from investment operations:

Net investment income	0.26	0.30	0.14

Net realized and unrealized gain	0.24	0.43	0.25

Total from investment operations	0.50	0.73	0.39

Less distributions to shareholders:

Net investment income	(0.27)	(0.13)	—

Net realized gains	(0.03)	(0.08)	—

Total distributions to shareholders	(0.30)	(0.21)	—

Net asset value, end of period	$11.11	$10.91	$10.39

Total return	4.63%	7.09%	3.90%

Ratios to average net assets(b)

Total gross expenses	0.58%	0.60%	0.62	%(c)

Total net expenses(d)	0.58%	0.58%	0.55	%(c)

Net investment income	2.33%	2.83%	2.12	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,817,256	$2,088,567	$1,791,928

Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	319

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.87	$10.37	$10.00

Income from investment operations:

Net investment income	0.23	0.27	0.15

Net realized and unrealized gain	0.25	0.43	0.22

Total from investment operations	0.48	0.70	0.37

Less distributions to shareholders:

Net investment income	(0.25)	(0.12)	—

Net realized gains	(0.03)	(0.08)	—

Total distributions to shareholders	(0.28)	(0.20)	—

Net asset value, end of period	$11.07	$10.87	$10.37

Total return	4.47%	6.76%	3.70%

Ratios to average net assets(b)

Total gross expenses	0.83%	0.84%	0.87	%(c)

Total net expenses(d)	0.83%	0.83%	0.80	%(c)

Net investment income	2.07%	2.59%	2.26	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,837	$3,103	$1,173

Portfolio turnover	14%	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

320	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.59	$11.36	$10.00

Income from investment operations:

Net investment income	0.06	0.03	0.05

Net realized and unrealized gain	1.85	0.20	1.31

Total from investment operations	1.91	0.23	1.36

Net asset value, end of period	$13.50	$11.59	$11.36

Total return	16.48%	2.02%	13.60%

Ratios to average net assets(b)

Total gross expenses	0.87%	0.88%	0.91	%(c)

Total net expenses(d)	0.82%	0.83%	0.82	%(c)

Net investment income	0.49%	0.25%	0.81	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,039,067	$916,179	$839,892

Portfolio turnover	47%	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	321

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.54	$11.33	$10.00

Income from investment operations:

Net investment income	0.05	0.00 (b)	0.08

Net realized and unrealized gain	1.81	0.21	1.25

Total from investment operations	1.86	0.21	1.33

Net asset value, end of period	$13.40	$11.54	$11.33

Total return	16.12%	1.85%	13.30%

Ratios to average net assets(c)

Total gross expenses	1.12%	1.13%	1.16	%(d)

Total net expenses(e)	1.07%	1.08%	1.07	%(d)

Net investment income	0.36%	0.03%	1.20	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2,333	$953	$348

Portfolio turnover	47%	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

322	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – MFS Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.76	$10.76	$10.00

Income from investment operations:

Net investment income	0.24	0.21	0.10

Net realized and unrealized gain (loss)	1.51	(0.21)	0.66

Total from investment operations	1.75	—	0.76

Net asset value, end of period	$12.51	$10.76	$10.76

Total return	16.26%	0.00%	7.60%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.76%	0.78	%(c)

Total net expenses(d)	0.74%	0.69%	0.64	%(c)

Net investment income	2.05%	1.95%	1.79	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,846,204	$1,739,492	$1,534,188

Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	323

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – MFS Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.72	$10.75	$10.00

Income from investment operations:

Net investment income	0.22	0.19	0.11

Net realized and unrealized gain (loss)	1.49	(0.22)	0.64

Total from investment operations	1.71	(0.03)	0.75

Net asset value, end of period	$12.43	$10.72	$10.75

Total return	15.95%	(0.28%)	7.50%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.04	%(c)

Total net expenses(d)	0.99%	0.95%	0.89	%(c)

Net investment income	1.85%	1.80%	1.67	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,766	$1,480	$365

Portfolio turnover	15%	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

324	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Marsico Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.78	$12.06	$10.00

Income from investment operations:

Net investment income	0.10	0.08	0.04

Net realized and unrealized gain (loss)	1.32	(0.36)	2.02

Increase from payments by affiliate	—	—	0.00	(b)

Total from investment operations	1.42	(0.28)	2.06

Net asset value, end of period	$13.20	$11.78	$12.06

Total return	12.05%	(2.32%)	20.60	%(c)

Ratios to average net assets(d)

Total gross expenses	0.75%	0.76%	0.78	%(e)

Total net expenses(f)	0.74%	0.71%	0.70	%(e)

Net investment income	0.75%	0.64%	0.64	%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,676,931	$1,682,839	$1,590,540

Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	325

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Marsico Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.73	$12.04	$10.00

Income from investment operations:

Net investment income	0.07	0.06	0.04

Net realized and unrealized gain (loss)	1.32	(0.37)	2.00

Increase from payments by affiliate	—	—	0.00	(b)

Total from investment operations	1.39	(0.31)	2.04

Net asset value, end of period	$13.12	$11.73	$12.04

Total return	11.85%	(2.58%)	20.40	%(c)

Ratios to average net assets(d)

Total gross expenses	1.00%	1.01%	1.03	%(e)

Total net expenses(f)	0.99%	0.97%	0.95	%(e)

Net investment income	0.56%	0.49%	0.51	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3,365	$1,917	$323

Portfolio turnover	81%	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

326	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Mondrian International Small Cap Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.79		$12.46	$10.00

Income from investment operations:

Net investment income	0.29		0.30	0.12

Net realized and unrealized gain (loss)	2.27		(1.33)	2.44

Total from investment operations	2.56		(1.03)	2.56

Less distributions to shareholders:

Net investment income	(0.27)		(0.37)	(0.10)

Net realized gains	(0.63)		(0.27)	—

Total distributions to shareholders	(0.90)		(0.64)	(0.10)

Net asset value, end of period	$12.45		$10.79	$12.46

Total return	25.15%		(8.75%)	25.71%

Ratios to average net assets(b)

Total gross expenses	1.11	%(c)	1.11%	1.20	%(d)

Total net expenses(e)	1.04	%(c)	1.11%	1.20	%(d)

Net investment income	2.45%		2.49%	1.69	%(d)

Supplemental data

Net assets, end of period (in thousands)	$368,165		$318,383	$301,889

Portfolio turnover	17%		21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	327

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Mondrian International Small Cap Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.79		$12.44	$10.00

Income from investment operations:

Net investment income	0.26		0.27	0.11

Net realized and unrealized gain (loss)	2.27		(1.31)	2.41

Total from investment operations	2.53		(1.04)	2.52

Less distributions to shareholders:

Net investment income	(0.24)		(0.34)	(0.08)

Net realized gains	(0.63)		(0.27)	—

Total distributions to shareholders	(0.87)		(0.61)	(0.08)

Net asset value, end of period	$12.45		$10.79	$12.44

Total return	24.85%		(8.83%)	25.29%

Ratios to average net assets(b)

Total gross expenses	1.37	%(c)	1.36%	1.43	%(d)

Total net expenses(e)	1.29	%(c)	1.36%	1.43	%(d)

Net investment income	2.19%		2.24%	1.53	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7		$6	$6

Portfolio turnover	17%		21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

328	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 1	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.08		$11.74	$10.00

Income from investment operations:

Net investment income	0.29		0.23	0.17

Net realized and unrealized gain (loss)	2.76		(1.26)	1.56

Increase from payments by affiliate	—		—	0.01

Total from investment operations	3.05		(1.03)	1.74

Less distributions to shareholders:

Net investment income	(0.04)		(0.48)	—

Net realized gains	(0.20)		(0.15)	—

Total distributions to shareholders	(0.24)		(0.63)	—

Net asset value, end of period	$12.89		$10.08	$11.74

Total return	30.62%		(9.51%)	17.40	%(b)

Ratios to average net assets(c)

Total gross expenses	1.03	%(d)	1.01%	1.11	%(e)

Total net expenses(f)	0.89	%(d)	0.88%	0.86	%(e)

Net investment income	2.46%		2.09%	2.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$454,820		$401,238	$369,366

Portfolio turnover	31%		18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	329

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 2	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.05		$11.71	$10.00

Income from investment operations:

Net investment income	0.26		0.21	0.16

Net realized and unrealized gain (loss)	2.74		(1.25)	1.54

Increase from payments by affiliate	—		—	0.01

Total from investment operations	3.00		(1.04)	1.71

Less distributions to shareholders:

Net investment income	(0.01)		(0.47)	—

Net realized gains	(0.20)		(0.15)	—

Total distributions to shareholders	(0.21)		(0.62)	—

Net asset value, end of period	$12.84		$10.05	$11.71

Total return	30.21%		(9.62%)	17.10	%(b)

Ratios to average net assets(c)

Total gross expenses	1.29	%(d)	1.27%	1.35	%(e)

Total net expenses(f)	1.14	%(d)	1.13%	1.11	%(e)

Net investment income	2.22%		1.95%	2.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$6,516		$2,929	$880

Portfolio turnover	31%		18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

330	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – NFJ Dividend Value Fund

	Year Ended December 31,
Class 1	2012	2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.66	$11.26	$10.00

Income from investment operations:

Net investment income	0.38	0.36	0.25

Net realized and unrealized gain	1.25	0.04	1.01

Total from investment operations	1.63	0.40	1.26

Net asset value, end of period	$13.29	$11.66	$11.26

Total return	13.98%	3.55%	12.60%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.76%	0.78	%(c)

Total net expenses(d)	0.75%	0.72%	0.64	%(c)

Net investment income	2.98%	3.15%	3.73	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,843,656	$1,754,511	$1,544,544

Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	331

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – NFJ Dividend Value Fund

	Year Ended December 31,
Class 2	2012	2011	2010	(a)
Per share data
Net asset value, beginning of period	$11.61	$11.24	$10.00

Income from investment operations:

Net investment income	0.35	0.34	0.25

Net realized and unrealized gain	1.25	0.03	0.99

Total from investment operations	1.60	0.37	1.24

Net asset value, end of period	$13.21	$11.61	$11.24

Total return	13.78%	3.29%	12.40%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.03	%(c)

Total net expenses(d)	1.00%	0.99%	0.89	%(c)

Net investment income	2.75%	3.00%	3.69	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,883	$1,589	$183

Portfolio turnover	42%	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

332	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.41	$11.42	$10.00

Income from investment operations:

Net investment income	0.04	0.01	0.01

Net realized and unrealized gain (loss)	1.51	(0.02)	1.41

Total from investment operations	1.55	(0.01)	1.42

Net asset value, end of period	$12.96	$11.41	$11.42

Total return	13.58%	(0.09%)	14.20%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.75%	0.80	%(c)

Total net expenses(d)	0.75%	0.73%	0.70	%(c)

Net investment income	0.31%	0.09%	0.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,685,695	$1,673,806	$1,192,955

Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	333

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$11.36	$11.40	$10.00

Income from investment operations:

Net investment income (loss)	0.02	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.49	(0.03)	1.41

Total from investment operations	1.51	(0.04)	1.40

Net asset value, end of period	$12.87	$11.36	$11.40

Total return	13.29%	(0.35%)	14.00%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.04	%(c)

Total net expenses(d)	1.00%	0.99%	0.95	%(c)

Net investment income (loss)	0.16%	(0.06%)	(0.12	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$1,367	$596	$42

Portfolio turnover	63%	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

334	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.74	$11.77		$10.00

Income from investment operations:

Net investment income (loss)	0.04	(0.03)		(0.02)

Net realized and unrealized gain (loss)	1.27	(0.00	)(b)(c)	1.79

Total from investment operations	1.31	(0.03)		1.77

Net asset value, end of period	$13.05	$11.74		$11.77

Total return	11.16%	(0.25%)		17.70%

Ratios to average net assets(d)

Total gross expenses	1.03%	1.03%		1.08	%(e)

Total net expenses(f)	0.99%	1.03%		1.07	%(e)

Net investment income (loss)	0.33%	(0.29%)		(0.24	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$510,214	$505,966		$483,631

Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	335

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.68	$11.75		$10.00

Income from investment operations:

Net investment income (loss)	0.03	(0.05)		(0.03)

Net realized and unrealized gain (loss)	1.25	(0.02	)(b)	1.78

Total from investment operations	1.28	(0.07)		1.75

Net asset value, end of period	$12.96	$11.68		$11.75

Total return	10.96%	(0.60%)		17.50%

Ratios to average net assets(c)

Total gross expenses	1.28%	1.28%		1.34	%(d)

Total net expenses(e)	1.24%	1.28%		1.32	%(d)

Net investment income (loss)	0.21%	(0.47%)		(0.40	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$1,252	$631		$131

Portfolio turnover	70%	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

336	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.62	$10.37	$10.00

Income from investment operations:

Net investment income	0.07	0.21	0.08

Net realized and unrealized gain	0.17	0.35	0.29

Total from investment operations	0.24	0.56	0.37

Less distributions to shareholders:

Net investment income	(0.20)	(0.08)	—

Net realized gains	(0.18)	(0.23)	—

Total distributions to shareholders	(0.38)	(0.31)	—

Net asset value, end of period	$10.48	$10.62	$10.37

Total return	2.32%	5.53%	3.70%

Ratios to average net assets(b)

Total gross expenses	0.62%	0.63%	0.68	%(c)

Total net expenses(d)	0.60%	0.56%	0.55	%(c)

Net investment income	0.69%	2.04%	1.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,479,732	$1,241,618	$1,087,790

Portfolio turnover	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	337

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.59	$10.36	$10.00

Income from investment operations:

Net investment income	0.04	0.19	0.08

Net realized and unrealized gain	0.17	0.34	0.28

Total from investment operations	0.21	0.53	0.36

Less distributions to shareholders:

Net investment income	(0.18)	(0.07)	—

Net realized gains	(0.18)	(0.23)	—

Total distributions to shareholders	(0.36)	(0.30)	—

Net asset value, end of period	$10.44	$10.59	$10.36

Total return	2.05%	5.20%	3.60%

Ratios to average net assets(b)

Total gross expenses	0.87%	0.88%	0.95	%(c)

Total net expenses(d)	0.85%	0.81%	0.80	%(c)

Net investment income	0.40%	1.79%	1.25	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,684	$1,509	$478

Portfolio turnover	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

338	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.65	$11.57	$10.00

Income from investment operations:

Net investment income	0.23	0.24	0.05

Net realized and unrealized gain (loss)	1.73	(1.62)	1.56

Total from investment operations	1.96	(1.38)	1.61

Less distributions to shareholders:

Net investment income	(0.21)	(0.26)	(0.04)

Net realized gains	(0.16)	(0.28)	—

Total distributions to shareholders	(0.37)	(0.54)	(0.04)

Net asset value, end of period	$11.24	$9.65	$11.57

Total return	20.92%	(12.59%)	16.14%

Ratios to average net assets(b)

Total gross expenses	1.01%	1.01%	1.06	%(c)

Total net expenses(d)	0.98%	0.95%	0.96	%(c)

Net investment income	2.19%	2.19%	0.81	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,195,137	$1,091,985	$1,019,309

Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	339

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.63	$11.56	$10.00

Income from investment operations:

Net investment income	0.19	0.19	0.02

Net realized and unrealized gain (loss)	1.74	(1.60)	1.57

Total from investment operations	1.93	(1.41)	1.59

Less distributions to shareholders:

Net investment income	(0.19)	(0.24)	(0.03)

Net realized gains	(0.16)	(0.28)	—

Total distributions to shareholders	(0.35)	(0.52)	(0.03)

Net asset value, end of period	$11.21	$9.63	$11.56

Total return	20.59%	(12.87%)	15.92%

Ratios to average net assets(b)

Total gross expenses	1.26%	1.26%	1.30	%(c)

Total net expenses(d)	1.24%	1.20%	1.21	%(c)

Net investment income	1.88%	1.85%	0.22	%(c)

Supplemental data
Net assets, end of period (in thousands)	$1,297	$596	$87

Portfolio turnover	66%	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

340	Annual Report 2012

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.32	$10.19	$10.02

Income from investment operations:

Net investment income	0.11	0.14	0.11

Net realized and unrealized gain	0.10	0.10	0.06

Total from investment operations	0.21	0.24	0.17

Less distributions to shareholders:

Net investment income	(0.12)	(0.08)	—

Net realized gains	(0.08)	(0.03)	—

Total distributions to shareholders	(0.20)	(0.11)	—

Net asset value, end of period	$10.33	$10.32	$10.19

Total return	2.01%	2.41%	1.70%

Ratios to average net assets(b)

Total gross expenses	0.60%	0.60%	0.62	%(c)

Total net expenses(d)	0.59%	0.57%	0.55	%(c)

Net investment income	1.03%	1.34%	1.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,106,703	$1,779,392	$1,574,515

Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	341

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.29	$10.17	$10.02

Income from investment operations:

Net investment income	0.08	0.11	0.10

Net realized and unrealized gain	0.10	0.11	0.05

Total from investment operations	0.18	0.22	0.15

Less distributions to shareholders:

Net investment income	(0.10)	(0.07)	—

Net realized gains	(0.08)	(0.03)	—

Total distributions to shareholders	(0.18)	(0.10)	—

Net asset value, end of period	$10.29	$10.29	$10.17

Total return	1.76%	2.18%	1.50%

Ratios to average net assets(b)

Total gross expenses	0.85%	0.85%	0.86	%(c)

Total net expenses(d)	0.84%	0.82%	0.80	%(c)

Net investment income	0.76%	1.10%	1.57	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,189	$1,005	$469

Portfolio turnover	356%	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

342	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Limited Duration Credit Fund; Variable Portfolio – American Century Diversified Bond Fund; Variable Portfolio – American Century Growth Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Columbia Wanger U.S. Equities Fund; Variable Portfolio – DFA International Value Fund; Variable Portfolio – Eaton Vance Floating-Rate Income Fund; Variable Portfolio – Invesco International Growth Fund; Variable Portfolio – J.P. Morgan Core Bond Fund; Variable Portfolio – Jennison Mid Cap Growth Fund; Variable Portfolio – MFS Value Fund; Variable Portfolio – Marsico Growth Fund; Variable Portfolio – Mondrian International Small Cap Fund; Variable Portfolio – Morgan Stanley Global Real Estate Fund; Variable Portfolio – NFJ Dividend Value Fund; Variable Portfolio – Nuveen Winslow Large Cap Growth Fund; Variable Portfolio – Partners Small Cap Growth Fund; Variable Portfolio – PIMCO Mortgage-Backed Securities Fund; Variable Portfolio – Pyramis International Equity Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund, other than Variable Portfolio – Morgan Stanley Global Real Estate Fund, is classified as a diversified fund under the 1940 Act. Variable Portfolio – Morgan Stanley Global Real Estate Fund is currently classified as a non-diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For certain Funds, other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended December 31, 2012.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available

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Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreementt between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the

344	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities.	Variable Portfolio – American Century Diversified Bond Fund and Variable Portfolio – Mondrian International Small Cap Fund
To shift foreign currency exposure back to U.S. dollars.	Variable Portfolio – Mondrian International Small Cap Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – American Century Diversified Bond Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – American Century Diversified Bond Fund

Futures contracts	Funds
To manage exposure to the securities market	Variable Portfolio – Pyramis International Equity Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Variable Portfolio – Pyramis International Equity Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — Limited Duration Credit Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	1,169,059	*

Annual Report 2012	345

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	55,741	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(20,829,258)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	5,905,544

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	34,361

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	53,525

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	(457,919)

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	1,317,369	—	1,317,369
Interest rate contracts	—	26,237	26,237
Total	1,317,369	26,237	1,343,606

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(3,530,827)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	16
Futures contracts	50

Variable Portfolio — Mondrian International Small Cap Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	18,235

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	114,552

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(217,256)

346	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(260,879)

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	11

Variable Portfolio — Pyramis International Equity Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	190,014	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	3,873,252
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	29,149

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	1,920

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Floating Rate Loans

Certain Funds invest primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2012	347

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities

Certain Funds may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

348	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2012	349

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Pyramis International Equity Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.48	0.29	0.46

Variable Portfolio – American Century Diversified Bond Fund	0.48	0.40	0.45

Variable Portfolio – American Century Growth Fund	0.65	0.50	0.63

Variable Portfolio – Columbia Wanger International Equities Fund	0.95	0.85	0.91

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.90	0.80	0.85

Variable Portfolio – DFA International Value Fund	0.85	0.70	0.83

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63

Variable Portfolio – Invesco International Growth Fund	0.85	0.70	0.83

Variable Portfolio – J.P. Morgan Core Bond Fund	0.48	0.40	0.45

350	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)

Variable Portfolio – Jennison Mid Cap Growth Fund	0.75	0.65	0.75

Variable Portfolio – MFS Value Fund	0.65	0.50	0.63

Variable Portfolio – Marsico Growth Fund*	0.65	0.50	0.63

Variable Portfolio – Mondrian International Small Cap Fund	0.95	0.85	0.94

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85

Variable Portfolio – NFJ Dividend Value Fund	0.65	0.50	0.63

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.63

Variable Portfolio – Partners Small Cap Growth Fund	0.90	0.80	0.87

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.48	0.40	0.47

Variable Portfolio – Pyramis International Equity Fund	0.85	0.70	0.84

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.48	0.40	0.46

*	In January 2013, the Board approved a voluntary waiver for the Variable Portfolio — Marsico Growth Fund to reduce the fee rate charged on the Fund’s assets between $1.5 billion and $2 billion from 0.60% to 0.55%. The voluntary waiver became effective on January 23, 2013.

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio – American Century Diversified Bond Fund	American Century Investment Management, Inc.

Variable Portfolio – American Century Growth Fund	American Century Investment Management, Inc.

Variable Portfolio – Columbia Wanger International Equities Fund	Columbia Wanger Asset Management LLC**

Variable Portfolio – Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management LLC**

Variable Portfolio – DFA International Value Fund	Dimensional Fund Advisors, L.P.

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Eaton Vance Management

Variable Portfolio – Invesco International Growth Fund	Invesco Advisers, Inc.

Variable Portfolio – J.P. Morgan Core Bond Fund	J.P Morgan Investment Management Inc.

Variable Portfolio – Jennison Mid Cap Growth Fund	Jennison Associates LLC

Variable Portfolio – MFS Value Fund	Massachusetts Financial Services Company

Variable Portfolio – Marsico Growth Fund	Marsico Capital Management, LLC
Variable Portfolio – Mondrian International Small Cap Fund	Mondrian Investment Partners Limited

Variable Portfolio – Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.

Variable Portfolio – NFJ Dividend Value Fund	NFJ Investment Group LLC

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, LLC

Fund	Subadviser

Variable Portfolio – Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C.*** The London Company**** Wells Capital Management Incorporated

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	Pacific Investment Management Company LLC

Variable Portfolio – Pyramis International Equity Fund	Pyramis Global Advisors, LLC

Variable Portfolio – Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

**	A wholly-owned subsidiary of the Investment Manager.
***	Subadvisory agreement became effective on November 17, 2012; prior to November 17, 2012, TCW Investment Management Company was a subadvisor to the Fund.
****	London Company of Virginia, doing business as The London Company.

New investments in Variable Portfolio – Partners Small Cap Growth Fund, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2012, was as follows:

Fund	High (%)	Low (%)	Effective Administration fee (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.07	0.04	0.06

Variable Portfolio – American Century Diversified Bond Fund	0.07	0.04	0.06

Variable Portfolio – American Century Growth Fund	0.06	0.03	0.05

Variable Portfolio – Columbia Wanger International Equities Fund	0.08	0.05	0.08

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.08	0.05	0.08

Variable Portfolio – DFA International Value Fund	0.08	0.05	0.08

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07

Variable Portfolio – Invesco International Growth Fund	0.08	0.05	0.07

Variable Portfolio – J.P. Morgan Core Bond Fund	0.07	0.04	0.06

Variable Portfolio – Jennison Mid Cap Growth Fund	0.06	0.03	0.06

Variable Portfolio – MFS Value Fund	0.06	0.03	0.05

Variable Portfolio – Marsico Growth Fund	0.06	0.03	0.05

Variable Portfolio – Mondrian International Small Cap Fund	0.08	0.05	0.08

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08

Annual Report 2012	351

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	High (%)	Low (%)	Effective Administration fee (%)

Variable Portfolio – NFJ Dividend Value Fund	0.06	0.03	0.05

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.05

Variable Portfolio – Partners Small Cap Growth Fund	0.08	0.05	0.08

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.07	0.04	0.07

Variable Portfolio – Pyramis International Equity Fund	0.08	0.05	0.08

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Expenses

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were as follows:

Fund

Columbia Variable Portfolio – Limited Duration Credit Fund	$9,548

Variable Portfolio – American Century Diversified Bond Fund	8,995

Variable Portfolio – American Century Growth Fund	6,712

Variable Portfolio – Columbia Wanger International Equities Fund	3,059

Variable Portfolio – Columbia Wanger U.S. Equities Fund	3,479

Variable Portfolio – DFA International Value Fund	5,625

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	4,079

Variable Portfolio – Invesco International Growth Fund	7,010

Variable Portfolio – J.P. Morgan Core Bond Fund	8,505

Variable Portfolio – Jennison Mid Cap Growth Fund	4,327

Variable Portfolio – MFS Value Fund	6,823

Variable Portfolio – Marsico Growth Fund	6,666

Variable Portfolio – Mondrian International Small Cap Fund	2,374

Variable Portfolio – Morgan Stanley Global Real Estate Fund	2,662

Variable Portfolio – NFJ Dividend Value Fund	6,823

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	6,683

Variable Portfolio – Partners Small Cap Growth Fund	2,913

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	5,417

Variable Portfolio – Pyramis International Equity Fund	4,795

Variable Portfolio – Wells Fargo Short Duration Government Fund	7,155

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.53	0.78

Variable Portfolio – American Century Diversified Bond Fund	0.71	0.96

Variable Portfolio – American Century Growth Fund	0.79	1.04

Variable Portfolio – Columbia Wanger International Equities Fund	1.00	1.25

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.96	1.21

Variable Portfolio – DFA International Value Fund	0.91	1.16

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.72	0.97

Variable Portfolio – Invesco International Growth Fund	1.00	1.25

Variable Portfolio – J.P. Morgan Core Bond Fund	0.71	0.96

Variable Portfolio – Jennison Mid Cap Growth Fund	0.82	1.07

Variable Portfolio – MFS Value Fund	0.79	1.04

352	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Class 1 (%)	Class 2 (%)

Variable Portfolio – Marsico Growth Fund	0.79	1.04

Variable Portfolio – Mondrian International Small Cap Fund	1.00	1.25

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.89	1.14

Variable Portfolio – NFJ Dividend Value Fund	0.76	1.01

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.79	1.04

Variable Portfolio – Partners Small Cap Growth Fund	0.97	1.22

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.64	0.89

Variable Portfolio – Pyramis International Equity Fund	1.00	1.25

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.60	0.85

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1 (%)	Class 2 (%)

Columbia Variable Portfolio – Limited Duration Credit Fund	0.54	0.79

Variable Portfolio – American Century Diversified Bond Fund	0.70	0.95

Variable Portfolio – American Century Growth Fund	0.70	0.95

Variable Portfolio – Columbia Wanger International Equities Fund	1.01	1.26

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.97	1.22

Variable Portfolio – DFA International Value Fund	0.93	1.18

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.73	0.98

Variable Portfolio – Invesco International Growth Fund	0.95	1.20

Variable Portfolio – J.P. Morgan Core Bond Fund	0.70	0.95

Variable Portfolio – Jennison Mid Cap Growth Fund	0.83	1.08

Variable Portfolio – MFS Value Fund	0.72	0.97

Variable Portfolio – Marsico Growth Fund	0.72	0.97

Variable Portfolio – Mondrian International Small Cap Fund	1.16	1.41

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.89	1.14

Variable Portfolio – NFJ Dividend Value Fund	0.76	1.01

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.74	0.99

Variable Portfolio – Partners Small Cap Growth Fund	1.06	1.31

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.56	0.81

Variable Portfolio – Pyramis International Equity Fund	0.95	1.20

Variable Portfolio – Wells Fargo Short Duration Government Fund	0.58	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions from investments, derivative investments and investments in delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	—	—	—

Variable Portfolio – American Century Diversified Bond Fund	1,965,506	(1,965,506)	—

Variable Portfolio – Columbia Wanger International Equities Fund	2,491,648	(2,491,648)	—

Variable Portfolio – DFA International Value Fund	(396,160)	(127,176)	523,336

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	—	—	—

Variable Portfolio – Invesco International Growth Fund	62,630	(62,630)	—

Variable Portfolio – J.P. Morgan Core Bond Fund	39,515	(39,515)	—

Variable Portfolio – Mondrian International Small Cap Fund	1,025,337	(1,025,337)	—

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,416,844	(4,416,844)	—

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	—	—	—

Annual Report 2012	353

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)

Variable Portfolio – Pyramis International Equity Fund	1,180,128	(1,180,128)	—

Variable Portfolio – Wells Fargo Short Duration Government Fund	—	—	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Opertaions, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2012				Year ended December 31, 2011
Fund	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	73,078,977	—	—	73,078,977	39,417,540	1,704,342	—	41,121,882

Variable Portfolio – American Century Diversified Bond Fund	70,510,049	8,035,817	—	78,545,866	32,403,535	—	—	32,403,535

Variable Portfolio – Columbia Wanger International Equities Fund	7,850,356	9,986,748	—	17,837,104	18,813,120	2,263,546	—	21,076,666

Variable Portfolio – DFA International Value Fund	34,002,193	—	—	34,002,193	65,140,826	—	1,371,531	66,512,357

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	45,298,924	1,886,640	—	47,185,564	18,478,726	—	—	18,478,726

Variable Portfolio – Invesco International Growth Fund	43,725,879	19,790,853	—	63,516,732	48,186,308	770,836	—	48,957,144

Variable Portfolio – J.P. Morgan Core Bond Fund	64,360,860	6,095,181	—	70,456,041	38,455,484	—	—	38,455,484

Variable Portfolio – Mondrian International Small Cap Fund	14,935,990	11,827,811	—	26,763,801	16,408,545	—	—	16,408,545

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,373,031	4,808,753	—	9,181,784	20,455,346	477,313	—	20,932,659

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	48,909,770	1,148,097	—	50,057,867	35,468,092	246,677	—	35,714,769

Variable Portfolio – Pyramis International Equity Fund	26,674,273	15,326,235	—	42,000,508	47,919,048	3,494,440	—	51,413,488

Variable Portfolio – Wells Fargo Short Duration Government Fund	34,155,825	3,545,421	—	37,701,246	19,493,085	—	—	19,493,085

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	98,329,454	—	—	65,401,221

Variable Portfolio – American Century Diversified Bond Fund	77,435,090	34,895,009	—	101,722,463

Variable Portfolio – Columbia Wanger International Equities Fund	10,996,987	9,847,970	—	81,808,554

Variable Portfolio – DFA International Value Fund	890,797	—	(22,590,908)	103,715,754

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	36,642,954	5,017,349	—	5,262,636

Fund	Undistributed ordinary income ($)	Undistributed accumulated long-term gain ($)	Accumulated realized loss ($)	Unrealized appreciation (depreciation) ($)

Variable Portfolio – Invesco International Growth Fund	6,144,390	21,142,784	—	299,652,326

Variable Portfolio – J.P. Morgan Core Bond Fund	61,550,692	4,471,081	—	113,678,127

Variable Portfolio – Mondrian International Small Cap Fund	5,991,967	9,225,917	—	61,377,471

Variable Portfolio – Morgan Stanley Global Real Estate Fund	32,758,648	14,214,417	—	71,096,752

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	31,319,118	489,606	—	1,993,224

Variable Portfolio – Pyramis International Equity Fund	7,127,364	29,758,282	—	140,623,696

Variable Portfolio – Wells Fargo Short Duration Government Fund	36,375,658	2,651,052	—	4,105,355

354	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net appreciation (depreciation) ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	2,639,516,420	67,104,421	(1,703,200)	65,401,221

Variable Portfolio – American Century Diversified Bond Fund	3,030,514,970	104,830,046	(3,107,583)	101,722,463

Variable Portfolio – Columbia Wanger International Equities Fund	523,544,166	110,577,658	(28,769,104)	81,808,554

Variable Portfolio – DFA International Value Fund	1,476,112,498	206,167,440	(102,451,686)	103,715,754

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	782,779,702	10,442,228	(5,179,592)	5,262,636

Variable Portfolio – Invesco International Growth Fund	1,683,555,400	329,622,980	(29,970,654)	299,652,326

Variable Portfolio – J.P. Morgan Core Bond Fund	2,722,971,964	120,278,685	(6,600,558)	113,678,127

Variable Portfolio – Mondrian International Small Cap Fund	306,461,096	72,237,023	(10,859,552)	61,377,471

Variable Portfolio – Morgan Stanley Global Real Estate Fund	387,979,460	73,521,527	(2,424,775)	71,096,752

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1,911,720,147	7,274,441	(5,281,217)	1,993,224

Variable Portfolio – Pyramis International Equity Fund	1,054,019,196	158,291,608	(17,667,912)	140,623,696

Variable Portfolio – Wells Fargo Short Duration Government Fund	2,133,154,730	9,432,417	(5,327,062)	4,105,355

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Unlimited short-term ($)	Unlimited long-term ($)	Total ($)

Variable Portfolio – DFA International Value Fund	21,589,245	1,001,663	22,590,908

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended December 31, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized ($)	Expired ($)
Columbia Variable Portfolio – Limited Duration Credit Fund	32,155,579	—
Variable Portfolio – DFA International Value Fund	13,202,382	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Columbia Variable Portfolio – Limited Duration Credit Fund	2,952,108,250	3,028,790,474	413,195,529	237,083,058

Variable Portfolio – American Century Diversified Bond Fund	4,133,864,166	3,542,064,418	3,668,818,719	3,033,399,733

Variable Portfolio – American Century Growth Fund	1,407,733,914	1,622,981,669	—	—

Variable Portfolio – Columbia Wanger International Equities Fund	224,877,554	223,929,033	—	—

Variable Portfolio – Columbia Wanger U.S. Equities Fund	203,775,080	270,982,989	—	—

Variable Portfolio – DFA International Value Fund	310,037,809	228,050,213	—	—

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	347,967,459	534,725,932	—	—

Variable Portfolio – Invesco International Growth Fund	484,691,188	557,988,552	—	—

Variable Portfolio – J.P. Morgan Core Bond Fund	1,018,344,656	339,556,929	485,254,658	128,371,467

Variable Portfolio – Jennison Mid Cap Growth Fund	457,389,481	496,544,938	—	—

Variable Portfolio – MFS Value Fund	267,806,592	382,122,455	—	—

Variable Portfolio – Marsico Growth Fund	1,352,046,700	1,628,410,713	—	—

Annual Report 2012	355

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. government securities ($)	Proceeds from sales of U.S. government securities ($)

Variable Portfolio – Mondrian International Small Cap Fund	58,257,452	78,735,102	—	—

Variable Portfolio – Morgan Stanley Global Real Estate Fund	132,440,841	170,372,576	—	—

Variable Portfolio – NFJ Dividend Value Fund	748,715,082	802,354,386	—	—

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	1,081,084,566	1,264,797,049	—	—

Variable Portfolio – Partners Small Cap Growth Fund	353,762,128	405,514,771	—	—

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	17,393,900,149	17,220,808,126	17,363,951,116	17,117,930,408

Variable Portfolio – Pyramis International Equity Fund	732,047,764	812,274,803	—	—

Variable Portfolio – Wells Fargo Short Duration Government Fund	7,229,442,912	6,943,712,592	6,579,024,825	6,260,010,530

Note 6. Payment by Affiliates

During the year ended December 31, 2012, the Investment Manager reimbursed the Variable Portfolio – Columbia Wanger International Equities Fund $5,317 for a loss on a trading error.

Note 7. Commission Recapture

Variable Portfolio – Pyramis International Equity Fund participated in the Pyramis Global Advisors’ commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2012, the Fund received cash rebates of $653,921 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.

Note 8. Lending of Portfolio Securities

Effective December 31, 2012, the Funds no longer participate in securities lending activity. Prior to that date, each Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Funds received income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Funds continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Funds did not have any securities on loan.

Note 9. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends – affiliated issuers” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At December 31, 2012, the affiliated shareholder accounts owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds.

Note 11. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

356	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, the average daily loan balance outstanding for the following Funds on days when borrowings existed was as follows:

Fund	Average Daily Loan Balance Outstanding ($)	Weighted Average Interest Rate (%)

Variable Portfolio – American Century Growth Fund	8,466,667	1.22

Variable Portfolio – Columbia Wanger U.S. Equities Fund	2,500,000	1.21

Variable Portfolio – DFA International Value Fund	4,750,000	1.21

Variable Portfolio – Mondrian International Small Cap Fund	4,583,333	1.21

Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,560,000	1.21

No other Funds had borrowings during the year ended December 31, 2012.

Note 12. Significant Risks

Consumer Discretionary Sector Risk

Variable Portfolio – Marsico Growth Fund and Variable Portfolio – Nuveen Winslow Large Cap Growth Fund portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Financial Sector Risk

Variable Portfolio – MFS Value Fund and Variable Portfolio – NFJ Dividend Value Fund portfolio managers may invest significantly in issuers operating in the financial sector. Each Fund may be more susceptible to the particular risks of this sector than if each Fund were invested in a wider variety of issuers operating in unrelated sectors.

Floating Rate Loan Risk

Variable Portfolio – Eaton Vance Floating-Rate Income Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industrial Sector Risk

Variable Portfolio – Columbia Wanger U.S. Equities Fund portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Risk

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund portfolio managers may invest significantly in issuers operating in the information technology sector. Each Fund may be more susceptible to the particular risks of this sector than if each Fund were invested in a wider variety of issuers operating in unrelated sectors.

Non-Diversification Risk

Variable Portfolio – Morgan Stanley Global Real Estate Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio

Annual Report 2012	357

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Small and Mid-sized Company Risk

Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Note 13. Correction of Error in Prior Financial Statements

During the preparation of the December 31, 2012 financial statements, it was determined that certain amounts reported in the December 31, 2011 financial statements for Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) were incorrect due to an overstatement of reported interest income during that year. Accordingly, certain account balances or line items in the Statement of Changes in Net Assets and Financial Highlights for 2011 have been restated to correct for the error. The result of the correction was a decrease to investment income and net assets for the year then ended. These changes also impacted the net asset value, net investment income ratio and total return of the Fund as then reported. The following represents the previously reported information and the corrected information:

	Year Ended December 31, 2011
	Previously Reported	Corrected
Statement of Changes in Net Assets
Net investment income	$40,463,228	$36,429,708
Net increase in net assets resulting from operations	21,522,016	17,488,496
Total increase in net assets	134,061,299	130,027,779
Net assets at end of year	924,225,565	920,192,045
Undistributed net investment income	40,460,493	36,426,973

	Year Ended December 31, 2011
	Previously Reported	Corrected
Financial Highlights, Class 1
Net investment income, per share	$0.46	$0.41
Net realized and unrealized loss, per share	(0.20)	(0.19)
Total income from investment operations, per share	0.26	0.22
Net asset value, end of period, per share	9.97	9.93
Total Return	2.60%	2.19%
Net investment income ratio	4.61%	4.15%
Net assets, end of period (in thousands)	$916,052	$912,054
Financial Highlights, Class 2
Net investment income, per share	$0.43	$0.38
Net realized and unrealized loss, per share	(0.20)	(0.19)
Total income from investment operations, per share	0.23	0.19
Net asset value, end of period, per share	9.86	9.82
Total Return	2.33%	1.91%
Net investment income ratio	4.39%	3.93%
Net assets, end of period (in thousands)	8,173	8,138

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

358	Annual Report 2012

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2012

proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	359

Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund (the “Funds”) (constituting part of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended December 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those statements and highlights.

We also have audited the adjustments to the statement of changes in net assets and financial highlights presented in the financial statements of Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the “Fund”) as of and for the year ended December 31, 2011 previously audited by another independent registered public accounting firm to correct for the error described in Note 13. Accordingly, the Statement of Changes in Net Assets and Financial Highlights presented in those financial statements and included herein, have been restated to correct for the error. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2011 financial statements of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2011 financial statements.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

March 1, 2013

360	Annual Report 2012

Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designates the following tax attributes for distributions paid in the fiscal year ended December 31, 2012.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Source Income ($)
Columbia Variable Portfolio – Limited Duration Credit Fund	0.00	—	—	—
Variable Portfolio – American Century Diversified Bond Fund	0.00	44,675,610	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	0.02	20,327,137	974,405	11,189,750
Variable Portfolio – DFA International Value Fund	0.00	—	1,967,725	23,158,701
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.00	7,154,870	—	—
Variable Portfolio – Invesco International Growth Fund	0.00	41,990,860	2,602,020	23,443,486
Variable Portfolio – J.P. Morgan Core Bond Fund	0.00	10,789,874	—	—
Variable Portfolio – Mondrian International Small Cap Fund	0.00	21,515,029	345,021	4,994,566
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.75	19,738,141	281,012	7,003,436
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.00	1,662,236	—	—
Variable Portfolio – Pyramis International Equity Fund	0.01	46,572,533	1,474,306	19,154,408
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.00	6,329,119	—	—

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2012	361

Variable Portfolio Funds

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

362	Annual Report 2012

Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	363

Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

364	Annual Report 2012

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	365

Variable Portfolio Funds

Variable Portfolio Funds

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel of Ameriprise Financial since November 2008 and January 2013, respectively (formerly Chief Counsel from January 2010-January 2013 and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

366	Annual Report 2012

Variable Portfolio Funds

Approval of the Subadvisory Agreement between Palisade Capital Management, L.L.C. and Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the Investment Manager to Variable Portfolio — Partners Small Cap Growth Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Palisade Capital Management, L.L.C. (“Palisade”), Palisade has provided portfolio management and related services for the Fund since November 19, 2012. Effective November 19, 2012, TCW Investment Management Company (“TCW”) was terminated as a Subadviser to the Fund.

At the September 12-13, 2012 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: (i) the termination of the subadvisory agreement between Columbia Management and TCW, pursuant to which TCW served as a subadviser to the Fund; and (ii) the proposed Subadvisory Agreement between Palisade and Columbia Management (together, the “Palisade Proposals”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral presentations in connection with Palisade’s proposed services, including the expected nature, extent and quality of services, the Investment Manager’s profitability from the Fund, proposed subadvisory fees and Fund expenses, Palisade’s investment performance and the code of ethics and compliance program of Palisade. The Board also took into account the Contracts Committee’s and Investment Review Committee’s reports respecting the proposed termination of TCW. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the Investment Manager and Palisade, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Palisade Proposals.

Nature, Extent and Quality of Services to be Provided by Palisade

The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by Palisade, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel. The Board observed that Palisade’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted his conclusion that Palisade’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of Palisade, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board noted, in particular, that Palisade’s investment approach was reviewed by the Investment Review Committee and is led by a senior portfolio manager with 19 years of investment experience and that the portfolio would be co-managed by six investment professionals. The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by Palisade for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of Palisade as a well-qualified prospective successor subadviser with an investment style consistent with the Fund’s investment objectives and focus. The Board also considered, in this regard, information and representations supporting the expectation that Palisade’s strategy is well suited for management’s desired risk/return profile for the Fund.

Investment Performance of Palisade

In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered Palisade’s overall investment performance, noting that Palisade has delivered solid performance results over the one-, three-, five- and ten-year periods for its accounts managed using a strategy substantially similar to that proposed for the Fund. The Board also considered the information provided by Columbia Management regarding Palisade’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how Palisade would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement with Palisade, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Funds and their shareholders, the Board concluded that Palisade was in a position to provide a high quality and level of service to the Fund.

Annual Report 2012	367

Variable Portfolio Funds

Approval of the Subadvisory Agreement between Palisade Capital Management, L.L.C. and Columbia Management Investment Advisers, LLC (continued)

Comparative Fees and Costs of Services to be Provided

The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Palisade would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by Palisade to other clients, observing that the proposed subadvisory fees are generally in line with fees charged by Palisade to other subadvisory clients. The Board also observed that the proposed subadvisory fees are generally in line with fees paid by Columbia Management to subadvisers of other Funds.

Profitability and Economies of Scale to be Realized

The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with Palisade and considered the expected profitability resulting to Ameriprise therefrom. In this regard, the Board considered, among other things, its conclusions in April 2012 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate should not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into Subadvisory Agreement with Palisade.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On September 13, 2012, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

368	Annual Report 2012

Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	369

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6546 E (3/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose report to stockholders is included in this annual filing. Fiscal year 2012 includes fees for two series that commenced operations during the period. During the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$989,600	$1,149,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$27,500	$36,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed-upon procedures for relating to fund mergers.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$213,800	$184,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal years 2012 and 2011, Tax Fees include the review of foreign tax filings.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$468,200	$185,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control reviews, subscription to a tax database and tax consulting services. Fiscal year 2012 includes fees billed for the review of documentation around a change in independent accountant. Fiscal year 2011 includes fees billed for the review of yield calculations.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$709,500	$406,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades. These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By	/s/ J. Kevin Connaughton
(Signature and Title)	J. Kevin Connaughton, President and Principal Executive Officer

Date	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	March 1, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 1, 2013